UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: APRIL 30

Date of reporting period: APRIL 30, 2022

Item 1.	REPORTS TO SHAREHOLDERS

ANNUAL REPORT April 30, 2022

CEF Muni Income ETF	XMPT®
High Yield Muni ETF	HYD®
HIP Sustainable Muni ETF	SMI
Intermediate Muni ETF	ITM®
Long Muni ETF	MLN®
Muni Allocation ETF	MAAX™
Short High Yield Muni ETF	SHYD®
Short Muni ETF	SMB®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2022.

VANECK ETFs

PRESIDENT’S LETTER

April 30, 2022 (unaudited)

Dear Fellow Shareholders:

At the start of the year, we believed three themes1 would shape the investment world in 2022: sell growth, buy commodity equities and the Fed tightening will hurt—not crash—the markets. I discussed these themes in an October talk2 While these thoughts seemed obvious, I had forgotten how much damage could be done to investment grade bonds and how far growth stocks could fall. This sell-off, while painful, has been orderly. But the market adjustments are probably not over, so we like to focus on the longer term trends of resource transition and blockchain disruption as the markets adjust to higher interest rates and higher commodity prices.

The Economy

The global economy remains “hot”, fueled by the biggest stimulus seen since WWII. While commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, a key driver of persistent inflation. It tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down, and we won’t really know the answer to the inflation-persistency question until the second half of 2022.

While China has been a large driver of global growth over the past 20 years, its economy has slowed. The jury remains out on just how long China’s slow-down may last and its depth. The question, then, is Will Chinese policymakers stimulate the economy if growth slows too much? And, if they do, will they stimulate enough to keep being a driver of global growth.

Turning to the Fed, the question revolves around its possible actions. Short term, markets do not like Fed uncertainty and may continue to correct. However, I do not think the Fed will hit the brakes too hard by raising rates further than they have already indicated. If market seizes up, though, we may see positive Fed statements and a relief rally. We live in an era in which the Fed keeps an eye on the financial markets. We still see little reason why that would change.

Multi-Year Investment Themes

We continue to focus on two multi-year investment themes.

Energy and crypto were two of the best performing assets in 2021 and are two of the most interesting multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is crypto, in particular, the use of blockchain in a large variety of industries and most especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course, as with all growth, there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended April 30, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

May 3, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 VanEck: 2022 Outlook Q&A: Crypto, Inflation and Energy Transition, December 31, 2021, https://www.vaneck.com/us/en/blogs/investment-outlook/2022-outlook-qa-crypto-inflation-and-energy-transition/

2 Capital Link Inc.: 2021 Capital Link’s 20th Annual CEF & Global ETFs Forum - Keynote Address - Jan van Eck, October 6, 2021, https://www.youtube.com/watch?v=HQxm6B7umNA

2

VANECK ETFs

MANAGEMENT DISCUSSION

April 30, 2022 (unaudited) (unaudited)

CEF Muni Income ETF

The CEF Muni Income ETF lost 15.82% over the prior 12 months due both to widening municipal closed-end fund (CEF) discounts and price decreases in the underlying bonds themselves. During the period the discount at which CEFs traded fluctuated hugely. Starting the fund’s fiscal year at a discount of 2.49% on May 3, 2021, this then narrowed and “flipped” to become a premium and reach a high of 0.94% on August 27, 2021. Thereafter, having remained at a premium for most of the month, from September 23, the premium became a discount and started to widen in fits and starts, before widening significantly from early-January, to 5.86% on January 24, 2022. Then, fluctuating wildly, the discount continued to widen, hitting a high on April 18 of 8.60% and ending the 12 month period at 6.64%.

High Yield Muni ETF/Short High Yield Muni ETF

In the High Yield Muni ETF, the industrial revenue, healthcare and housing sectors contributed the most to the fund’s loss of 8.62%. In terms of state/U.S. territory, the three states detracting the most from performance were California, Illinois and New York. A single state/U.S. territory, the Virgin Islands, contributed positively to performance.

The industrial revenue, healthcare and special tax sectors were the largest contributors to the 6.58% loss recorded by the Short High Yield Muni ETF. A single state/U.S. territory, the Virgin Islands, contributed positively to performance. Grouped by state/U.S. territory, Illinois, New York and New Jersey were the greatest detractors from the fund’s performance.

HIP Sustainable Muni ETF

The HIP Sustainable Muni ETF commenced on September 8, 2021 and had, therefore, not traded for a full 12 months by April 30, 2022. However, in the period in which it did trade before its fiscal year end, the fund was down 8.26%.

Intermediate Muni ETF

In terms of state/U.S. territory, municipal bonds from California, New York and Texas contributed the most to the fund’s negative total return of 9.99%. Kansas was the only state or U.S. territory to contribute positively to the fund’s total return. California, New York and Texas detracted the most. The state, local and transportation sectors detracted the most from the fund’s performance.

Long Muni ETF

The healthcare, local and special tax sectors contributed most to the fund’s loss of 13.26% for the 12 month period. No one sector contributed positively to performance. In terms of state/U.S. territory, municipal bonds issued by New York, California and Texas detracted the most from performance. Not one state or U.S. territory made any significant positive contribution to performance.

Muni Allocation ETF

The Muni Allocation ETF returned -11.03% over the 12 month period versus -7.88% for the Bloomberg Barclays Municipal Bond Index. The largest detractors from the fund’s performance were intermediate-term investment grade bonds, followed by high yield bonds. Those bonds detracting least from performance were short-term investment grade bonds and long-term investment grade bonds.

The fund introduced individual closed-end funds to the portfolio in June 2021 due to the attractive yields that this segment of the municipal bond universe offers. The fund started to get more defensive in October 2021, as interest rate risk started to rise and put downward pressure on bonds with longer duration. Since then, interest rates have moved significantly. The yield on the U.S 10-year Treasury note increased from 1.46% at the beginning of October 2021 to 2.93% on April 30, 2022. The doubling of this key benchmark rate, in reaction to the extremely high inflation in the U.S., has put significant downward pressure on fixed income investments.

3

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

Short Muni ETF

Among short municipal bonds, the state, industrial revenue and local sectors detracted most from the return of the fund, which overall lost 5.27% for the year. No one sector contributed positively to performance. In terms of state/U.S. territory, no one state contributed positively to the total return of the fund. The three states to detract the most from performance were California, New York and Texas.

Returns based on funds’ net asset values (NAVs).

4

VANECK CEF MUNI INCOME ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	CEFMXTR[1]	LBUSTRUU[2]
One Year	(16.02)%	(15.82)%	(15.51)%	(8.51)%
Five Year	1.78%	1.88%	2.25%	1.20%
Ten Year	3.16%	3.24%	3.61%	1.73%

[1]	S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is a rules based index intended to serve as a benchmark for closed-end funds listed in the U.S. that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. The Index employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

5

VANECK HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MXYT[1]	LBUSTRUU[2]	LMEHTR[3]
One Year	(9.26)%	(8.62)%	(6.61)%	(8.51)%	(6.88)%
Five Year	1.86%	1.87%	4.10%	1.20%	4.04%
Ten Year	3.13%	3.19%	5.02%	1.73%	4.99%

[1]	ICE High Yield Crossover Municipal Bond Transition Index (MXYT) is an interim index that, beginning on March 1, 2022, gradually increases exposure to securities based on their weightings in the ICE Broad High Yield Crossover Municipal Index while proportionally reducing exposure to certain component securities of the Bloomberg Barclays Municipal Custom High Yield Composite Index (LMEHTR).

ICE Broad High Yield Crossover Municipal Index, the final index effective December 1, 2022, tracks the performance of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

Index data prior to March 1, 2022 reflects that of the LMEHTR. From March 1, 2022 forward, the index data reflects that of the Fund’s underlying transition index, MXYT.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

[3]	LMEHTR is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

6

VANECK HIP SUSTAINABLE MUNI ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MUNI[1]
Life*	(8.21)%	(8.26)%	(8.06)%

*	Commencement of Fund: 9/8/21; First Day of Secondary Market Trading: 9/9/21.

[1]	ICE US Broad Municipal Index (MUNI) tracks the performance of US dollar denominated investment grade tax-exempt debt publicly issued by the United States and its territories, and their political subdivisions, in the US domestic market.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

7

VANECK INTERMEDIATE MUNI ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MIBT[1]	LBUSTRUU[2]	LMT2TR3
One Year	(10.35)%	(9.99)%	(9.61)%	(8.51)%	(9.92)%
Five Year	1.39%	1.40%	1.95%	1.20%	1.88%
Ten Year	2.08%	2.12%	2.75%	1.73%	2.72%

[1]	ICE Intermediate AMT-Free Broad National Municipal Transition Index (MIBT) is an interim index that, beginning on March 1, 2022, gradually increases exposure to securities based on their weightings in the ICE Intermediate AMT-Free Broad National Municipal Index while proportionally reducing exposure to certain component securities of the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (LMT2TR).

ICE Intermediate AMT-Free Broad National Municipal Index, the final index effective December 1, 2022, tracks the performance of intermediate maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

Index data prior to March 1, 2022 reflects that of LMT2TR. From March 1, 2022 forward, the index data reflects that of the Fund’s underlying transition index, MIBT.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

[3]	LMT2TR is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

8

VANECK LONG MUNI ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MLBT[1]	LBUSTRUU[2]	LMT3TR3
One Year	(13.98)%	(13.26)%	(11.63)%	(8.51)%	(11.84)%
Five Year	1.27%	1.45%	2.37%	1.20%	2.32%
Ten Year	2.43%	2.56%	3.45%	1.73%	3.42%

[1]	ICE Long AMT-Free Broad National Municipal Transition Index (MLBT) is an interim index that, beginning on March 1, 2022, gradually increases exposure to securities based on their weightings in the ICE Long AMT-Free Broad National Municipal Index while proportionally reducing exposure to certain component securities of the Bloomberg Barclays AMT-Free Long Continuous Municipal Index (LMT3TR).

ICE Long AMT-Free Broad National Municipal Index, the final index effective December 1, 2022, tracks the performance of long maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

Index data prior to March 1, 2022 reflects that of LMT3TR. From March 1, 2022 forward, the index data reflects that of the Fund’s underlying transition index, MLBT.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

[3]	LMT3TR is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

9

VANECK MUNI ALLOCATION ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	LMBITR[1]
One Year	(10.95)%	(11.03)%	(7.88)%
Life*	(2.28)%	(2.32)%	0.15%

*	Commencement of Fund: 5/15/19; First Day of Secondary Market Trading: 5/16/19.

[1]	Bloomberg Barclays Municipal Bond Index (LMBITR) is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

10

VANECK SHORT HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MXIT[1]	LBUSTRUU[2]	BMHYTR[3]
One Year	(7.83)%	(6.58)%	(3.32)%	(8.51)%	(3.50)%
Five Year	1.72%	1.81%	3.63%	1.20%	3.59%
Life*	1.83%	1.94%	3.79%	1.90%	3.77%

*	Commencement of Fund: 1/13/14; First Day of Secondary Market Trading: 1/14/14.

[1]	ICE 1-12 Year Broad High Yield Crossover Municipal Bond Transition Index (MXIT) is an interim index that, beginning on March 1, 2022, gradually increases exposure to securities based on their weightings in the ICE 1-12 Year Broad High Yield Crossover Municipal Bond Index while proportionally reducing exposure to certain component securities of the Bloomberg Barclays Municipal High Yield Short Duration Index (BMHYTR).

ICE 1-12 Year Broad High Yield Crossover Municipal Index, the final index effective December 1, 2022, tracks the performance of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

Index data prior to March 1, 2022 reflects that of BMHYTR. From March 1, 2022 forward, the index data reflects that of the Fund’s underlying transition index, MXIT.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

[3]	BMHYTR is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

11

VANECK SHORT MUNI ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSBT[1]	LBUSTRUU[2]	LMT1TR3
One Year	(5.78)%	(5.27)%	(5.42)%	(8.51)%	(5.55)%
Five Year	0.64%	0.67%	0.95%	1.20%	0.92%
Ten Year	0.78%	0.84%	1.25%	1.73%	1.24%

[1]	ICE Short AMT-Free Broad National Municipal Transition Index (MSBT) is an interim index that, beginning on March 1, 2022, gradually increases exposure to securities based on their weightings in the ICE Short AMT-Free Broad National Municipal Index while proportionally reducing exposure to certain component securities of the Bloomberg Barclays AMT-Free Short Continuous Municipal Index (LMT1TR).

ICE Short AMT-Free Broad National Municipal Index, the final index effective December 1, 2022, tracks the performance of short maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

Index data prior to March 1, 2022 reflects that of LMT1TR. From March 1, 2022 forward, the index data reflects that of the Fund’s underlying transition index, MSBT.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

[3]	LMT1TR is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 13 for more information.

12

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

CEFMX is published by S-Network Global Indexes, LLC (“S-Network”). MXYT, MIBT, MLBT, MXIT and MSBT are published by ICE Data Indices, LLC (“ICE Data”) and its affiliates. LMEHTR, LMT2TR, LMT3TR, LMBITR, BMHYTR, LMT1TR and LBUSTRUU are published by Bloomberg Finance L.P. and its affiliates (“Bloomberg”). Bloomberg, ICE Data and S-Network are referred to herein as the “Index Providers”. Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

13

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2021, to April 30, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2021 - April 30, 2022(a)
CEF Muni Income ETF
Actual	$1,000.00	$827.80	0.40%	$1.81
Hypothetical (b)	$1,000.00	$1,022.81	0.40%	$2.01
High Yield Muni ETF
Actual	$1,000.00	$905.20	0.35%	$1.65
Hypothetical (b)	$1,000.00	$1,023.06	0.35%	$1.76
HIP Sustainable Muni ETF
Actual	$1,000.00	$923.90	0.24%	$1.14
Hypothetical (b)	$1,000.00	$1,023.60	0.24%	$1.20
Intermediate Muni ETF
Actual	$1,000.00	$903.20	0.24%	$1.13
Hypothetical (b)	$1,000.00	$1,023.60	0.24%	$1.20
Long Muni ETF
Actual	$1,000.00	$866.80	0.24%	$1.11
Hypothetical (b)	$1,000.00	$1,023.60	0.24%	$1.20
Muni Allocation ETF
Actual	$1,000.00	$888.60	0.09%	$0.42
Hypothetical (b)	$1,000.00	$1,024.35	0.09%	$0.45
Short High Yield Muni ETF
Actual	$1,000.00	$926.40	0.35%	$1.67
Hypothetical (b)	$1,000.00	$1,023.06	0.35%	$1.76
14

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2021 - April 30, 2022(a)
Short Muni ETF
Actual	$1,000.00	$949.00	0.20%	$0.97
Hypothetical (b)	$1,000.00	$1,023.80	0.20%	$1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
15

VANECK CEF MUNI INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Number of Shares	Value
CLOSED-END FUNDS: 99.8% (a)
Alliance Bernstein National Municipal Income Fund, Inc.	145,062	$1,687,071
Blackrock Investment Quality Municipal Trust, Inc.	49,040	742,466
BlackRock Long-Term Municipal Advantage Trust	46,330	483,222
BlackRock MuniAssets Fund, Inc.	149,813	1,782,775
BlackRock Municipal 2030 Target Term Trust	272,037	6,041,942
BlackRock Municipal Income Fund, Inc.	399,682	4,900,101
BlackRock Municipal Income Quality Trust	131,683	1,609,166
BlackRock Municipal Income Trust	157,659	1,843,034
BlackRock Municipal Income Trust II	201,661	2,290,869
BlackRock MuniHoldings Fund, Inc.	270,300	3,478,761
BlackRock MuniHoldings Quality Fund II, Inc.	113,357	1,235,591
BlackRock MuniVest Fund II, Inc.	86,639	1,030,138
BlackRock MuniVest Fund, Inc.	328,701	2,517,850
BlackRock MuniYield Fund, Inc.	261,184	2,985,333
BlackRock MuniYield Quality Fund II, Inc.	111,954	1,240,450
BlackRock MuniYield Quality Fund III, Inc.	378,111	4,465,491
BlackRock MuniYield Quality Fund, Inc.	364,882	4,670,490
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	90,550	1,049,475
BNY Mellon Municipal Income, Inc.	117,528	830,923
BNY Mellon Strategic Municipal Bond Fund, Inc.	245,256	1,633,405
BNY Mellon Strategic Municipals, Inc.	315,815	2,207,547
DWS Municipal Income Trust	218,468	2,112,586
Eaton Vance Municipal Bond Fund	369,211	3,972,710
Eaton Vance Municipal Income 2028 Term Trust	36,704	766,012
Eaton Vance Municipal Income Trust	194,873	2,194,270
	Number of Shares	Value
Eaton Vance National Municipal Opportunities Trust	62,640	$1,125,641
Invesco Advantage Municipal Income Trust II	174,988	1,641,387
Invesco Municipal Income Opportunities Trust	177,428	1,130,216
Invesco Municipal Opportunity Trust	342,709	3,574,455
Invesco Municipal Trust	282,508	2,943,733
Invesco Quality Municipal Income Trust	268,399	2,780,614
Invesco Trust for Investment Grade Municipals	275,972	2,994,296
Invesco Value Municipal Income Trust	189,908	2,453,611
MainStay MacKay DefinedTerm Municipal Opportunities Fund	93,482	1,701,372
MFS High Income Municipal Trust	176,302	698,156
MFS Municipal Income Trust	230,333	1,276,045
Neuberger Berman Municipal Fund, Inc.	63,238	756,959
Nuveen AMT-Free Municipal Credit Income Fund	842,010	11,602,898
Nuveen AMT-Free Municipal Value Fund	87,817	1,264,565
Nuveen AMT-Free Quality Municipal Income Fund	1,102,643	13,738,932
Nuveen Dynamic Municipal Opportunities Fund	208,665	2,393,388
Nuveen Enhanced Municipal Value Fund	125,211	1,502,532
Nuveen Intermediate Duration Municipal Term Fund	181,480	2,400,980
Nuveen Intermediate Duration Quality Municipal Term Fund	50,386	650,987
Nuveen Municipal Credit Income Fund	569,323	7,515,064
Nuveen Municipal Credit Opportunities Fund	210,080	2,668,016
Nuveen Municipal High Income Opportunity Fund	333,211	4,071,838
Nuveen Municipal Value Fund, Inc.	1,006,343	9,248,292

See Notes to Financial Statements

16

	Number of Shares	Value
Nuveen Quality Municipal Income Fund	1,063,308	$13,610,342
Nuveen Select Tax-Free Income Portfolio	226,838	3,107,681
PIMCO Municipal Income Fund	72,172	797,501
PIMCO Municipal Income Fund II	175,456	1,901,943
PIMCO Municipal Income Fund III	93,661	858,871
Pioneer Municipal High Income Advantage Fund, Inc.	133,672	1,196,364
Pioneer Municipal High Income Fund Trust	129,386	1,238,224
Pioneer Municipal High Income Opportunities Fund, Inc.	98,948	1,247,734
Putnam Managed Municipal Income Trust	194,344	1,251,575
Putnam Municipal Opportunities Trust	136,333	1,457,400
RiverNorth Flexible Municipal Income Fund II, Inc.	124,302	1,864,530
Western Asset Managed Municipals Fund, Inc.	242,189	2,688,298
Total Closed-End Funds: 99.8% (Cost: $209,245,916)		169,126,118
Other assets less liabilities: 0.2%		281,078
NET ASSETS: 100.0%		$169,407,196

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.

Summary of Investments by Sector	% of Investments	Value
Financials	100.0%	$169,126,118

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Closed-End Funds	$169,126,118	$—	$—	$169,126,118

See Notes to Financial Statements

17

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.0%
Alabama: 1.7%
Alabama Special Care Facilities Financing Authority, Methodist Home for Aging (RB)
5.25%, 06/01/25	$410		$411,121
5.75%, 06/01/26 (c)	2,000		1,967,281
5.75%, 06/01/26 (c)	1,400		1,401,937
6.00%, 06/01/26 (c)	5,900		5,910,476
Hoover Industrial Development Board, United States Steel Corp. Project (RB) 6.38%, 11/01/30 (p)	1,500		1,717,232
Jefferson County, Sewer Revenue, Series D (RB)
6.00%, 10/01/23 (c)	10,000		10,969,015
6.50%, 10/01/23 (c)	9,000		9,927,623
Jefferson County, Sewer Revenue, Series E (RB)
0.00%, 10/01/23 (c) ^	60		23,715
0.00%, 10/01/23 (c) ^	100		46,579
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB)
4.50%, 05/01/29 (c)	11,148		10,730,660
5.25%, 05/01/29 (c)	7,000		6,919,014
			50,024,653
Alaska: 0.1%
Northern Tobacco Securitization Corp., Series A (RB) 4.00%, 06/01/31 (c)	1,000		928,235
Northern Tobacco Securitization Corp., Series B-1 (RB) 4.00%, 06/01/31 (c)	1,000		910,316
Northern Tobacco Securitization Corp., Series B-2 (RB) 0.00%, 06/01/31 (c) ^	3,000		366,029
			2,204,580
American Samoa: 0.1%
American Samoa Economic Development Authority, Series A (RB)
5.00%, 09/01/31 (c)	2,750		2,992,217
6.50%, 09/01/28	250		280,859
6.62%, 09/01/25 (c)	1,000		1,091,537
			4,364,613
Arizona: 2.2%
Arizona Industrial Development Authority Education Facility, Leman Academy of Excellence Projects, Series A (RB) 4.50%, 07/01/29 (c)	1,000		923,349
	Par (000’s	)	Value
Arizona (continued)
Arizona Industrial Development Authority, Academies of Math and Science, Series B (RB) 5.00%, 01/01/27 (c)	$200		$207,298
Arizona Industrial Development Authority, American Charter School Foundation Project (RB)
6.00%, 07/01/27 (c)	2,940		3,183,596
6.00%, 07/01/27 (c)	1,320		1,445,793
Arizona Industrial Development Authority, Basis School Project, Series A (RB)
5.12%, 07/01/26 (c)	250		259,504
5.25%, 07/01/26 (c)	500		516,353
Arizona Industrial Development Authority, Basis School Project, Series D (RB)
5.00%, 07/01/27 (c)	515		525,997
5.00%, 07/01/27 (c)	270		276,390
Arizona Industrial Development Authority, Basis School Project, Series G (RB) (AGM) 5.00%, 07/01/27 (c)	500		511,833
Arizona Industrial Development Authority, Doral Academy - Fire Mesa and Red Rock Campus, Series A (RB)
5.00%, 07/15/27 (c)	400		410,647
5.00%, 07/15/27 (c)	300		304,919
Arizona Industrial Development Authority, Education Facility, Series A (RB)
5.25%, 07/01/23 (c)	1,050		1,100,122
5.50%, 07/01/23 (c)	2,100		2,186,793
Arizona Industrial Development Authority, Kaizen Education Project (RB) 5.70%, 07/01/26 (c)	1,000		1,062,149
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series A (RB) (AGM)
6.62%, 07/01/27	1,000		1,058,132
7.75%, 07/01/27 (c)	2,000		2,208,672
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series C (RB) (AGM) 6.75%, 07/01/27 (c)	4,000		4,293,563
Arizona Industrial Development Authority, Leman Academy of Excellence - East Tucson and Central Tucson Projects, Series A (RB) 4.00%, 07/01/24 (c)	500		488,405
Arizona Industrial Development Authority, Pinecrest Academy of Nevada-Cadence Campus Project, Series A (RB) 4.00%, 07/15/28 (c)	445		403,096

See Notes to Financial Statements

18

	Par (000’s	)	Value
Arizona (continued)
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project, Series A (RB) 4.50%, 07/15/25 (c)	$500		$487,955
Arizona Industrial Development Authority, Somerset Academy of Las Vegas, Series A (RB) 4.00%, 12/15/29 (c)	600		511,883
Glendale Industrial Development Authority, Beatitudes Campus Project (RB) 4.00%, 11/15/24 (c)	250		246,580
Glendale Industrial Development Authority, Glencroft Retirement Community Project (RB)
5.00%, 11/15/26 (c)	600		496,410
5.25%, 11/15/26 (c)	700		542,504
Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB)
4.00%, 07/01/25	400		402,751
5.00%, 07/01/25 (c)	900		923,201
5.00%, 07/01/25 (c)	1,000		1,018,355
5.00%, 07/01/25 (c)	500		509,325
Industrial Development Authority of the City of Phoenix, Downtown Student Housing, Series A (RB) 5.00%, 07/01/28 (c)	750		795,180
Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project (RB) 5.00%, 07/01/25 (c)	675		689,389
Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project, Series A (RB) 5.00%, 07/01/26 (c)	750		775,831
Industrial Development Authority of the City of Phoenix, Oro Valley Project, Series A (RB) 5.25%, 07/01/22 (c)	1,000		1,016,358
Maricopa County Arizona Industrial Development Authority, Commercial Metals Company Project (RB) 4.00%, 01/01/26 (c)	3,830		3,498,098
Maricopa County Industrial Development Authority, Benjamin Franklin Charter School Projects, Series A (RB) 6.00%, 07/01/28 (c)	1,000		1,089,397
	Par (000’s	)	Value
Arizona (continued)
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series A (RB) (SD CRED PROG)
5.00%, 07/01/29 (c)	$1,400		$1,499,849
5.00%, 07/01/29 (c)	1,300		1,397,161
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB)
5.00%, 07/01/29 (c)	500		511,136
5.00%, 07/01/29 (c)	500		509,609
5.00%, 07/01/29 (c)	500		518,539
Maricopa County Industrial Development Authority, Paradise School Project (RB) 5.00%, 07/01/26 (c)	1,750		1,794,088
Peoria Industrial Development Authority, Sierra Winds Life Care Community Project, Series A (RB) 5.00%, 11/15/24	255		249,374
Pima County Industrial Development Authority, American Leadership Academy Project (RB)
4.12%, 06/15/22 (c)	1,250		1,253,981
4.75%, 06/15/22 (c)	2,000		2,007,817
5.00%, 06/15/22 (c)	2,000		2,008,397
5.62%, 06/15/25 (c)	1,250		1,285,276
Pima County Industrial Development Authority, American Leadership Academy Project (RB) (SD CRED PROG) 5.00%, 06/15/25 (c)	500		502,262
Pima County Industrial Development Authority, Edkey Charter Schools Project (RB)
5.25%, 07/01/26 (c)	250		252,815
5.38%, 07/01/26 (c)	250		250,979
5.50%, 07/01/26 (c)	250		250,464
Salt Verde Financial Corp. (RB)
5.00%, 12/01/37	9,355		10,248,083
5.25%, 12/01/23	290		300,304
5.25%, 12/01/24	305		320,742
5.25%, 12/01/25	265		282,727
5.25%, 12/01/27	215		233,985
5.25%, 12/01/28	245		268,370
Tempe Industrial Development Authority, Friendship Village of Tempe (RB) 5.00%, 12/01/26 (c)	355		360,128
Tempe Industrial Development Authority, Friendship Village of Tempe (RB) (AGM) 5.00%, 12/01/26 (c)	250		254,247

See Notes to Financial Statements

19

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Arizona (continued)
Tempe Industrial Development Authority, Mirabella at ASU Project, Series A (RB)
6.12%, 10/01/27 (c)	$3,900		$3,907,659
6.12%, 10/01/27 (c)	600		599,548
			65,437,368
Arkansas: 0.3%
Arkansas Development Finance Authority Healthcare Facilities, Carti Surgery Center Project, Series B (RB) 3.50%, 07/01/28 (c)	1,085		860,572
Arkansas Development Finance Authority, Academics Plus Charter Schools Project (RB) 4.00%, 12/01/27 (c)	815		664,338
Arkansas Development Finance Authority, Big River Steel Project (RB) 4.50%, 09/01/26 (c)	7,820		7,253,607
Arkansas Development Finance Authority, Charter School Project, Series A (RB) 3.62%, 12/01/28 (c)	1,000		719,941
			9,498,458
California: 13.4%
Alameda Corridor Transportation Authority, Second Subordinate Lien, Series B (RB)
5.00%, 10/01/26 (c)	5,000		5,270,310
5.00%, 10/01/26 (c)	1,650		1,742,490
5.00%, 10/01/26 (c)	2,055		2,167,883
5.00%, 10/01/26 (c)	3,000		3,170,405
Anaheim Community Facilities District No. 08-1 (ST)
4.00%, 09/01/23 (c)	420		394,365
4.00%, 09/01/23 (c)	615		593,743
4.00%, 09/01/23 (c)	160		158,641
Antelope Valley Healthcare District, Series A (RB)
5.00%, 03/01/26 (c)	300		308,374
5.25%, 03/01/26 (c)	1,480		1,551,959
California Community College Financing Authority, Orange Coast College Project (RB) 5.25%, 05/01/28 (c)	695		701,038
California Community Housing Agency, Essential Housing, Arbors, Series A (RB) 5.00%, 08/01/30 (c)	3,100		2,951,255
California Community Housing Agency, Essential Housing, Creekwood, Series A (RB) 4.00%, 08/01/31 (c)	11,735		9,691,939
	Par (000’s	)	Value
California (continued)
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-1 (RB) 4.00%, 08/01/31 (c)	$6,000		$5,292,386
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-2 (RB)
3.00%, 08/01/31 (c)	1,000		709,302
4.00%, 08/01/31 (c)	2,000		1,616,261
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-2 (RB) (AGM) 4.00%, 08/01/32 (c)	3,000		2,313,097
California Community Housing Agency, Essential Housing, Mira Vista Hills Apartments, Series A (RB) 4.00%, 08/01/31 (c)	4,000		3,289,169
California Community Housing Agency, Essential Housing, Serenity at Larkspur, Series A (RB) 5.00%, 02/01/30 (c)	10,000		9,454,777
California Community Housing Agency, Essential Housing, Summit at Sausalito Apartments, Series A-2 (RB) 4.00%, 08/01/32 (c)	2,000		1,521,722
California Community Housing Agency, Series A-1 (RB) 4.00%, 08/01/31 (c)	4,500		4,004,066
California Community Housing Agency, Stoneridge Apartments, Series A (RB) 4.00%, 02/01/31 (c)	6,000		4,847,764
California County Tobacco Securitization Agency, Alameda County Tobacco Asset Securitization Corp. (RB) 5.88%, 05/31/22 (c)	25		25,349
California County Tobacco Securitization Agency, Golden Gate Tobacco, Series A (RB) 5.00%, 05/16/22 (c)	15		14,703
California County Tobacco Securitization Agency, Series A (RB)
4.00%, 06/01/30 (c)	4,740		4,602,342
5.00%, 05/16/22 (c)	4,115		4,026,758
California Enterprise Development Authority Charter School, Rocketship Public Schools Group No. 2, Series A (RB) 4.00%, 06/01/31 (c)	1,000		907,213

See Notes to Financial Statements

20

	Par (000’s	)	Value
California (continued)
California Health Facilities Financing Authority, Children’s Hospital, Series A (RB)
4.00%, 08/15/27 (c)	$250		$253,470
4.20%, 08/15/27 (c)	500		515,706
4.25%, 11/15/22 (c)	80		80,503
5.00%, 08/15/27 (c)	460		500,380
5.00%, 08/15/27 (c)	990		1,070,843
California Health Facilities Financing Authority, Commonspirit Health, Series A (RB)
3.00%, 04/01/30 (c)	1,000		813,043
4.00%, 04/01/30 (c)	1,715		1,681,993
4.00%, 04/01/30 (c)	6,325		5,978,284
California Housing Finance Agency, Series A (RB)
3.50%, 11/20/35	984		985,185
4.00%, 03/20/33	964		990,380
California Infrastructure & Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Series A-1 (RB)
5.00%, 01/01/31 (c)	5,000		4,727,853
5.00%, 07/01/30 (c)	1,000		947,645
California Municipal Finance Authority, California Baptist University, Series A (RB)
5.50%, 11/01/25 (c)	500		529,921
6.12%, 11/01/23 (c)	1,000		1,045,784
California Municipal Finance Authority, Charter School Santa Rosa Academy Project, (RB) 5.00%, 07/01/32 (c)	1,000		984,598
California Municipal Finance Authority, CHF-Davis I, LLC - West Village Student Housing Project (RB) 5.00%, 11/15/28 (c)	500		531,148
California Municipal Finance Authority, CHF-Davis I, LLC - West Village Student Housing Project (RB) (BAM) 4.00%, 11/15/28 (c)	150		146,724
California Municipal Finance Authority, CHF-Davis II, LLC - Orchard Park Student Housing Project (RB) (BAM)
3.00%, 05/15/31 (c)	5,150		3,937,447
4.00%, 05/15/31 (c)	5,000		4,915,458
California Municipal Finance Authority, CHF-Davis II, LLC - Orchard Park Student Housing Project, Series A (RB) (BAM) 4.00%, 05/15/31 (c)	1,500		1,504,053
	Par (000’s	)	Value
California (continued)
California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB)
5.00%, 07/01/27 (c)	$250		$270,739
5.00%, 07/01/27 (c)	200		217,252
California Municipal Finance Authority, Holy Names University (RB) 7.00%, 10/01/29 (c)	2,500		2,568,420
California Municipal Finance Authority, John Adams Academies Lincoln Project, Series A (RB)
5.00%, 10/01/27 (c)	500		481,919
5.00%, 10/01/27 (c)	500		500,682
5.00%, 10/01/27 (c)	500		473,825
California Municipal Finance Authority, Julian Charter School Project, Series A (RB) 5.62%, 03/01/25 (c)	2,390		2,349,092
California Municipal Finance Authority, LINXS APM Project, Series A (RB)
5.00%, 06/30/28 (c)	600		643,304
5.00%, 06/30/28	65		70,074
5.00%, 06/30/28 (c)	2,490		2,604,469
5.00%, 06/30/28 (c)	500		535,286
California Municipal Finance Authority, LINXS APM Project, Series A (RB) (AGM)
3.00%, 06/30/28 (c)	1,950		1,792,214
5.00%, 06/30/28 (c)	700		739,009
5.00%, 06/30/28 (c)	3,405		3,539,902
5.00%, 06/30/28 (c)	1,035		1,100,787
5.00%, 06/30/28 (c)	1,000		1,053,452
5.00%, 06/30/28 (c)	2,040		2,151,759
California Municipal Finance Authority, Multifamily Housing, Series A (RB) 4.00%, 11/01/31 (c)	1,000		912,242
California Municipal Finance Authority, Northbay Healthcare Group, Series A (RB) 5.25%, 11/01/26 (c)	230		246,202
California Municipal Finance Authority, Palmdale Aerospace Academy, Series A (RB)
5.00%, 07/01/26 (c)	500		510,502
5.00%, 07/01/28 (c)	130		133,950
5.00%, 07/01/28 (c)	1,000		1,016,359
California Municipal Finance Authority, Rocketship Education, Series A (RB) 7.00%, 06/01/22 (c)	930		952,711

See Notes to Financial Statements

21

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
California Municipal Finance Authority, Santa Rosa Academy Project, Series A (RB) 6.00%, 07/01/22 (c)	$1,500		$1,511,368
California Municipal Finance Authority, UCR Dundee- Glasgow Student Housing Project (RB) (BAM) 4.00%, 11/15/28 (c)	250		244,540
California Municipal Finance Authority, United Airlines, Inc., International Airport Project (RB) 4.00%, 07/15/29	10,500		10,154,502
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB)
7.00%, 07/01/22 (d) *	1,000		600,000
7.50%, 12/01/29 (c) (d) *	7,000		350,000
7.50%, 07/01/22 (c) (d) *	10,500		6,300,000
8.00%, 07/01/27 (c) (d) *	6,635		3,981,000
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) (SAW) 7.50%, 07/01/32	1,000		850,000
California Pollution Control Financing Authority, Solid Waste Disposal, Rialto Bioenergy Facility LLC Project (RB) 7.50%, 12/01/24 (c)	2,350		1,578,400
California Public Finance Authority, Enso Village Project, Series A (RB)
5.00%, 11/15/29 (c)	1,000		1,001,484
5.00%, 11/15/29 (c)	1,500		1,536,549
5.00%, 11/15/29 (c)	500		492,708
5.00%, 06/01/27 (c)	400		417,084
California Public Finance Authority, NCCD-Claremont Properties LLC, Series A (RB)
5.00%, 07/01/27 (c)	1,000		773,722
5.00%, 07/01/27 (c)	485		400,942
5.00%, 07/01/27	210		181,278
5.00%, 07/01/27 (c)	300		240,904
California School Finance Authority, Charter School Ivy Academia, Series A (RB) 4.00%, 06/01/28 (c)	1,150		995,533
California School Finance Authority, NCCD-Santa Rosa Properties LLC, Series A (RB)
4.00%, 11/01/31 (c)	1,000		871,313
4.00%, 11/01/31 (c)	2,700		2,306,009
	Par (000’s	)	Value
California (continued)
California School Finance Authority, River Springs Charter School Project, Series A (RB)
5.00%, 07/01/27 (c)	$1,000		$977,528
6.38%, 07/01/25 (c)	2,000		2,111,613
California School Finance Authority, Rocketship Education, Series A (RB)
5.12%, 06/01/26 (c)	250		255,566
5.25%, 06/01/26 (c)	250		256,250
California Statewide Communities Development Authority, Adventist Health System/West, Series A (RB) 3.50%, 03/01/28 (c)	1,050		1,012,072
California Statewide Communities Development Authority, Baptist University, Series A (RB)
3.50%, 11/01/27	2,500		2,552,061
5.00%, 11/01/27 (c)	1,000		1,057,984
6.38%, 11/01/23 (c)	1,000		1,043,586
California Statewide Communities Development Authority, College Housing (RB) 5.25%, 07/01/29 (c)	250		226,239
California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB)
5.50%, 05/31/22 (c)	167		157,304
5.75%, 05/31/22 (c)	32		30,096
California Statewide Communities Development Authority, Daughters of Charity Health System, Series H (RB) 5.75%, 05/31/22 (c)	5		4,414
California Statewide Communities Development Authority, Infrastructure Program, Series B (SA) 5.00%, 09/02/28 (c)	920		960,606
California Statewide Communities Development Authority, Irvine East Campus Armaments, CHF-Irvine, LLC (RB)
5.00%, 05/15/26 (c)	385		412,077
5.00%, 05/15/26 (c)	545		579,291
California Statewide Communities Development Authority, Irvine East Campus Armaments, CHF-Irvine, LLC (RB) (BAM)
3.00%, 05/15/31 (c)	1,000		763,561
3.00%, 05/15/31 (c)	1,000		781,387

See Notes to Financial Statements

22

	Par (000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Series A (RB)
5.00%, 06/01/29 (c)	$435		$451,515
5.00%, 06/01/29 (c)	1,940		1,984,003
California Statewide Communities Development Authority, Lancer Plaza Project (RB) 5.62%, 11/01/23 (c)	75		77,217
California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB)
5.00%, 06/01/26 (c)	1,595		1,665,822
5.00%, 06/01/26 (c)	350		379,852
5.00%, 06/01/26 (c)	2,445		2,539,440
5.00%, 06/01/26 (c)	1,100		1,164,599
5.25%, 12/01/24 (c)	690		712,561
5.25%, 12/01/24 (c)	1,740		1,810,963
5.25%, 06/01/26 (c)	8,380		8,687,214
5.25%, 06/01/28 (c)	1,000		1,050,425
5.50%, 12/01/24 (c)	9,705		10,026,595
5.50%, 06/01/28 (c)	6,500		6,884,502
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC, Series A (RB)
5.00%, 06/01/26 (c)	3,230		3,332,979
5.75%, 01/15/23 (c)	125		126,219
California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments (RB) 3.50%, 05/15/26 (c)	615		591,824
California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments, Phase IV-A (RB) 5.00%, 05/15/27 (c)	3,170		3,333,840
California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series B (RB) 6.00%, 05/31/22 (c)	3,175		3,227,652
California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series C (RB) 6.00%, 05/31/22 (c)	900		914,923
City of Fontana, Community Facilities District No. 90 (ST) 4.00%, 09/01/28 (c)	500		456,227
	Par (000’s	)	Value
California (continued)
City of Fremont, Community Facilities District No. 1 (ST) 5.00%, 09/01/25 (c)	$250		$259,416
City of Irvine, Community Facilities District No. 2013-3 (ST)
4.00%, 09/01/23 (c)	230		234,158
4.00%, 09/01/23 (c)	1,000		1,016,101
4.00%, 09/01/23 (c)	250		254,237
4.00%, 09/01/23 (c)	250		254,029
City of Irvine, Reassessment District No. 15-2 (SA) 5.00%, 09/02/25 (c)	750		783,315
City of Oroville Hospital (RB) 5.25%, 04/01/29 (c)	6,000		6,126,048
City of Rancho Cordova, Sunridge Anatolia community Facilities District No. 2003-1 (ST) 4.00%, 09/01/26 (c)	180		177,942
City of Rocklin, Community Facilities District No. 10 (ST) 5.00%, 09/01/25 (c)	840		873,584
City of Roseville, Fiddyment Ranch Community Facilities District No. 1 (ST)
3.75%, 09/01/27 (c)	500		468,319
5.00%, 09/01/27 (c)	135		142,795
5.00%, 09/01/27 (c)	155		164,243
City of Roseville, Westpark Community Facility District No. 1 (ST) 5.00%, 09/01/25 (c)	200		208,246
City of San Clemente, Facilities District No. 2006-1 (ST) 5.00%, 09/01/25 (c)	1,045		1,085,683
CMFA Special Finance Agency (RB)
3.00%, 12/01/31 (c)	6,000		4,124,757
4.00%, 02/01/32 (c)	2,500		2,195,681
CMFA Special Finance Agency I (RB) 4.00%, 04/01/31 (c)	6,000		5,111,080
CMFA Special Finance Agency VII (RB) 4.00%, 08/01/31 (c)	2,000		1,565,633
CMFA Special Finance Agency XII (RB) 4.38%, 02/01/32 (c)	1,000		793,325
Compton Public Finance Authority (RB)
4.00%, 09/01/24 (c)	1,000		1,009,930
4.50%, 09/01/24 (c)	1,585		1,603,776
CSCDA Community Improvement Authority, Atlanta-Glendale, Series A-1 (RB) 3.50%, 10/01/31 (c)	1,000		809,259

See Notes to Financial Statements

23

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
CSCDA Community Improvement Authority, Atlanta-Glendale, Series A-2 (RB) 4.00%, 10/01/31 (c)	$8,750		$7,257,397
CSCDA Community Improvement Authority, City Anaheim, Series A (RB) 5.00%, 01/01/31 (c)	11,800		11,416,882
CSCDA Community Improvement Authority, Essential Housing Mezzanine Lien, Series B (RB)
4.00%, 04/01/32 (c)	1,000		734,010
4.00%, 05/01/32 (c)	1,500		1,117,020
CSCDA Community Improvement Authority, Jefferson-Anaheim, Series A-1 (RB) 2.88%, 08/01/31 (c)	995		861,933
CSCDA Community Improvement Authority, Jefferson-Anaheim, Series A-2 (RB) 3.12%, 08/01/31 (c)	7,000		5,094,707
CSCDA Community Improvement Authority, Link- Glendale, Series A-2 (RB) 4.00%, 07/01/31 (c)	5,350		4,380,089
CSCDA Community Improvement Authority, Millennium South Bay- Hawthorne, Series A-1 (RB) 3.25%, 07/01/32 (c)	8,000		5,922,758
CSCDA Community Improvement Authority, Moda at Monrovia Station, Series A-1 (RB) 3.40%, 10/01/31 (c)	2,000		1,657,834
CSCDA Community Improvement Authority, Moda at Monrovia Station, Series A-2 (RB) 4.00%, 10/01/31 (c)	7,075		6,162,073
CSCDA Community Improvement Authority, Monterey Station Apartments, Series A-1 (RB) 3.00%, 07/01/32 (c)	2,500		1,900,469
CSCDA Community Improvement Authority, Parallel-Anaheim, Series A (RB) 4.00%, 08/01/31 (c)	2,000		1,769,482
CSCDA Community Improvement Authority, Park Crossing Apartments, Series A (RB) 3.25%, 06/01/32 (c)	3,500		2,466,730
	Par (000’s	)	Value
California (continued)
CSCDA Community Improvement Authority, Park Crossing Apartments, Series B (RB) 4.00%, 06/01/32 (c)	$1,000		$758,627
CSCDA Community Improvement Authority, Pasadena Portfolio, Series A-1 (RB) 2.65%, 12/01/31 (c)	2,000		1,614,152
CSCDA Community Improvement Authority, Pasadena Portfolio, Series B (RB) 4.00%, 12/01/31 (c)	1,000		752,859
CSCDA Community Improvement Authority, Union South Bay, Series A-1 (RB) 3.10%, 07/01/31 (c)	3,000		2,351,939
CSCDA Community Improvement Authority, Union South Bay, Series A-2 (RB) 4.00%, 07/01/31 (c)	15,000		12,993,788
CSCDA Community Improvement Authority, Vineyard Gardens Apartments, Series A (RB) 3.25%, 04/01/32 (c)	2,200		1,617,636
CSCDA Community Improvement Authority, Vineyard Gardens Apartments, Series B (RB) 4.00%, 04/01/32 (c)	4,000		3,294,747
CSCDA Community Improvement Authority, Wood Creek Apartments, Series A-1 (RB) 3.00%, 06/01/32 (c)	1,000		704,866
CSCDA Community Improvement Authority, Wood Creek Apartments, Series A-2 (RB) 4.00%, 06/01/32 (c)	5,780		4,738,919
Dublin Community Facilities District No 2015-1 (ST)
5.00%, 09/01/26 (c)	500		528,293
5.00%, 09/01/26 (c)	500		537,289
5.00%, 09/01/26 (c)	500		532,015
5.00%, 09/01/27 (c)	1,150		1,223,303
5.00%, 09/01/27 (c)	1,840		1,930,040
Elk Grove Finance Authority (ST) 5.00%, 09/01/26 (c)	1,300		1,361,967
Folsom Ranch Financing Authority (ST)
5.00%, 09/01/27 (c)	2,000		2,127,483
5.00%, 09/01/27 (c)	1,100		1,175,941

See Notes to Financial Statements

24

	Par (000’s	)	Value
California (continued)
5.00%, 09/01/27 (c)	$1,000		$1,047,956
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series A (RB)
5.75%, 01/15/24 (c)	1,000		1,058,129
6.00%, 01/15/24 (c)	2,860		3,036,622
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-1 (RB)
3.95%, 07/15/27 (c)	100		91,666
6.00%, 01/15/24 (c)	1,115		1,183,858
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-2 (RB) 3.50%, 07/15/29 (c)	475		388,824
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series C (RB) 6.50%, 01/15/24 (c)	1,000		1,061,582
Hastings Campus Housing Finance Authority, Series A (RB)
5.00%, 07/01/30 (c)	4,350		4,581,963
5.00%, 07/01/30 (c)	3,000		3,107,552
Independent Cities Finance Authority, Mobil Home Park, Series A (RB) 3.75%, 10/15/26 (c)	250		212,136
Irvine Unified School District Community Facilities District No. 09-1, Series D (ST) 5.00%, 09/01/27 (c)	1,000		1,047,008
Lake Elsinore Public Financing Authority, Local Agency (ST) 5.00%, 09/01/25 (c)	405		420,639
Lincoln Public Financing Authority, Twelve Bridges, Series B (SA) 6.00%, 05/31/22 (c)	46		46,156
Los Angeles Unified School District, Series C (GO) 5.00%, 07/01/24 (c)	1,600		1,680,543
MSR Energy Authority, Series A (RB)
6.12%, 11/01/29	485		541,167
6.50%, 11/01/39	1,575		1,957,988
Ontario California Special Tax, Community Facilities District No. 53 (ST) (FHA 542(C)) 4.00%, 09/01/28 (c)	1,375		1,242,246
Orange County Community Facilities District No. 1, Series A (ST)
4.25%, 08/15/25 (c)	975		981,318
5.25%, 08/15/25 (c)	455		475,403
Palomar Health (RB) 5.00%, 11/01/26 (c)	250		270,003
	Par (000’s	)	Value
California (continued)
Palomar Pomerado Health, Series A (GO) (NATL) 0.00%, 08/01/25 ^	$125		$111,979
Perris Union High School District Financing Authority (ST) 5.00%, 03/01/25 (c)	1,000		1,033,626
Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/25 (c)	750		783,250
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Series A-1 (ST)
5.00%, 09/01/26 (c)	500		525,694
5.00%, 09/01/26 (c)	500		535,088
5.50%, 09/01/22 (c)	3,000		3,074,089
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Series A-1 (ST) (AGM) 5.00%, 09/01/26 (c)	500		529,652
River Islands Public Financing Authority, Community Facilities District No. 2019-1 (ST) 4.00%, 09/01/28 (c)	1,000		913,967
River Islands Public Financing Authority, Phase 2 Public Improvements (ST)
4.00%, 09/01/26 (c)	1,000		929,085
5.00%, 09/01/26 (c)	750		797,035
Romoland School District No. 2004-1 (ST) 5.00%, 09/01/25 (c)	500		527,746
Sacramento County, Community Facilities District No. 2005-2 (ST)
5.00%, 09/01/26 (c)	495		516,809
5.00%, 09/01/26 (c)	345		362,159
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/31 (c)	745		809,969
San Diego County Regional Airport Authority, Series B (RB) 4.00%, 07/01/31 (c)	1,500		1,401,900
San Jacinto Unified School District Financing Authority (ST) 5.00%, 09/01/26 (c)	300		317,755
San Joaquin Hills Transportation Corridor Agency (RB) (NATL) 0.00%, 01/15/25 ^	1,000		915,720

See Notes to Financial Statements

25

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series A (RB) 5.00%, 01/15/25 (c)	$500		$533,304
San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series A (RB) (NATL)
0.00%, 01/15/32 ^	145		96,742
0.00%, 01/15/36 ^	105		57,396
San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series B (RB) 5.25%, 01/15/25 (c)	200		208,421
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road, Series A (RB) 4.00%, 01/15/32 (c)	2,000		1,892,223
Saugus Hart School Facilities Financing Authority, Community Facilities District No. 2006-1 (ST)
5.00%, 03/01/26 (c)	500		521,452
5.00%, 03/01/26 (c)	500		518,790
Silicon Valley Tobacco Securitization Authority, Series A (RB) 0.00%, 05/31/22 (c) ^	7,000		3,206,376
Silicon Valley Tobacco Securitization Authority, Series C (RB) 0.00%, 05/16/22 (c) ^	8,015		955,349
South California Tobacco Securitization Authority, Series C (RB) 0.00%, 05/16/22 (c) ^	3,055		469,282
Thousand Oaks, California Community Facilities, District No. 1994-1 (ST) 5.38%, 09/01/22 (c)	1,035		1,040,788
Three Rivers Levee Improvement Authority. Community Facilities District Nos. 2006-1 and 2006-2, Series A (ST) 4.00%, 09/01/28 (c)	1,290		1,193,113
Tobacco Securitization Authority of Northern California (RB) 4.00%, 12/01/30 (c)	3,000		2,969,056
Tobacco Securitization Authority of Southern California, Series D (RB) 0.00%, 05/16/22 (c) ^	8,440		1,108,569
	Par (000’s	)	Value
California (continued)
Transbay Joint Powers Authority, Tax Allocation, Series B (TA) 2.40%, 04/01/30 (c)	$3,920		$3,768,644
Tustin Community Facilities District, Series A (ST)
5.00%, 09/01/25 (c)	100		104,020
5.00%, 09/01/25 (c)	100		103,577
Val Verde Unified School District (ST) 5.00%, 03/01/25 (c)	750		777,120
Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST)
4.00%, 09/01/21 (d) *	850		442,000
5.30%, 09/01/22 (c) (d) *	530		275,600
William S. Hart Union High School District No. 2015-1 (ST) 5.00%, 09/01/26 (c)	445		464,622
			403,190,754
Colorado: 3.7%
Arista Metropolitan District in the City and County of Broomfield, Series A (GO)
5.00%, 12/01/23 (c)	500		506,382
5.12%, 12/01/23 (c)	750		754,426
Arkansas River Power Authority, Power Supply System, Series A (RB) 5.00%, 10/01/28 (c)	2,010		2,138,332
Base Village Metropolitan District No. 2, Series A (GO) 5.75%, 05/31/22 (c)	1,000		1,017,888
Brighton Crossing Metropolitan District No. 6, Series A (GO)
5.00%, 12/01/25 (c)	500		506,690
5.00%, 12/01/25 (c)	500		500,257
Broadway Station Metropolitan District No. 3, Series A (GO)
5.00%, 06/01/24 (c)	2,500		2,492,476
5.00%, 06/01/24 (c)	1,249		1,267,412
Canyon Pines Metropolitan District, Colorado Special Improvement District No. 1, Series A (SA) 3.75%, 09/01/26 (c)	1,000		811,080
Centerra Metropolitan District No. 1 (TA)
5.00%, 12/01/22 (c)	500		509,574
5.00%, 12/01/22 (c)	500		503,066
5.00%, 12/01/22 (c)	500		497,193
City and County of Denver, United Airlines, Inc. Project (RB) 5.00%, 10/01/23 (c)	5,195		5,309,500

See Notes to Financial Statements

26

	Par (000’s	)	Value
Colorado (continued)
City of Fruita, Colorado Healthcare Canyons Hospital and Medical Center, Series B (RB) 5.50%, 01/01/28 (c)	$4,250		$4,287,244
City of Lakewood, Colorado Plaza Metropolitan District No. 1 (TA) 5.00%, 12/01/22 (c)	1,035		1,036,540
Colorado Educational and Cultural Facilities Authority, Loveland Classical Schools Project, Thompson School District R2-J (RB) 5.00%, 07/01/26 (c)	1,000		992,998
Colorado Educational and Cultural Facilities Authority, Rocky Mountain Classical Academy Project (RB) 5.00%, 10/01/27 (c)	500		503,274
Colorado Health Facilities Authority, Christian Living Neighborhoods Project (RB) 5.00%, 01/01/26 (c)	605		625,021
Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB)
4.00%, 08/01/29 (c)	510		495,381
5.00%, 08/01/29	1,000		1,105,754
Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB)
3.25%, 08/01/29 (c)	5		4,006
4.00%, 08/01/29 (c)	7,000		6,635,047
5.00%, 08/01/29 (c)	1,045		1,126,931
Colorado Health Facilities Authority, Health and Residential, Volunteers of America Care Facilities (RB) 5.30%, 05/31/22 (c)	1,160		971,706
Colorado High Performance Transportation Enterprise, C-470 Express Lanes (RB)
5.00%, 12/31/24 (c)	350		361,957
5.00%, 12/31/24 (c)	250		258,494
Colorado International Center, Metropolitan District No 7 (GO) 5.25%, 12/01/26 (c)	5,000		3,109,807
Colorado International Center, Metropolitan District No. 14 (GO) 5.88%, 12/01/23 (c)	2,500		2,552,011
Creekwalk Marketplace Business Improvement District, Series A (RB)
5.50%, 12/01/26 (c)	500		454,321
5.75%, 12/01/26 (c)	500		446,318
	Par (000’s	)	Value
Colorado (continued)
Crowfoot Valley Ranch Metropolitan District No. 2, Series A (GO)
5.62%, 12/01/23 (c)	$1,000		$1,027,471
5.75%, 12/01/23 (c)	1,500		1,533,042
Dominion Water and Sanitation District (RB)
5.25%, 05/31/22 (c)	785		801,986
5.75%, 05/31/22 (c)	3,500		3,575,593
6.00%, 05/31/22 (c)	397		405,558
Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA)
4.50%, 11/01/25 (c)	870		827,408
5.25%, 11/01/25 (c)	2,345		2,228,101
5.50%, 11/01/25 (c)	1,865		1,795,184
Green Valley Ranch East Metropolitan District No. 6, Series A (GO) 5.88%, 09/01/25 (c)	1,000		1,002,014
Jefferson Center Metropolitan District No. 1, Series A-2 (RB) 4.38%, 12/01/23 (c)	1,000		907,628
Johnstown Plaza Metropolitan District, in the Town of Johnstown Larimer County, Colorado (GO) (SAW) 4.25%, 03/01/27 (c)	1,000		864,643
North Range Metropolitan District No. 3 (GO) 5.00%, 12/01/25 (c)	2,000		2,010,921
Painted Prairie Public Improvement Authority (RB)
5.00%, 12/01/24 (c)	1,500		1,488,840
5.00%, 12/01/24 (c)	1,000		1,008,333
Peak Metropolitan District No. 1, El Paco County, Series A (GO) 4.00%, 03/01/26 (c)	540		481,612
Pueblo Urban Renewal Authority, Evraz Project, Series A (TA) 4.75%, 12/01/30 (c)	4,030		3,774,441
Puerto Rico Sales Tax Financing Corp., Series A-2 (RB) 3.62%, 06/01/26 (c)	1,000		783,161
Rampart Range Metropolitan District No. 5, Colorado Limited Tax Supported and Special Bonds (RB) 4.00%, 10/01/26 (c)	5,750		4,482,769
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Series B (RB) 4.00%, 07/15/40	615		596,900

See Notes to Financial Statements

27

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Colorado (continued)
Rocky Mountain Rail Park Metropolitan District, Series A (GO) 5.00%, 03/01/26 (c)	$6,850		$5,749,455
Siena Lake Metropolitan District, in the Town of Gypsum, Colorado (GO) 4.00%, 09/01/26 (c)	1,000		809,207
Southglenn Metropolitan District (GO) 5.00%, 05/31/22 (c)	1,000		983,286
Southlands Metropolitan District No. 1, Series A-1 (GO) 5.00%, 12/01/27 (c)	1,200		1,201,687
Sterling Ranch Community Authority Board, Colorado Limited Tax, Series A (RB)
4.25%, 12/01/25 (c)	1,000		863,264
5.00%, 12/01/22 (c)	1,000		1,025,809
5.00%, 12/01/22 (c)	500		510,395
5.00%, 12/01/22 (c)	5,000		5,077,052
Transport Metropolitan District No. 3 (GO)
5.00%, 03/01/26 (c)	4,000		3,926,921
5.00%, 03/01/26 (c)	4,200		4,268,423
Velocity Metropolitan District No. 3 (GO)
5.12%, 12/01/23 (c)	500		511,407
5.38%, 12/01/23 (c)	1,500		1,535,627
5.50%, 12/01/23 (c)	3,500		3,576,446
Verve Metropolitan District No 1 (GO) 5.00%, 03/01/26 (c)	1,025		1,039,726
Village Metropolitan District (GO) 5.00%, 12/01/25 (c)	1,250		1,290,228
Windler Public Improvement Authority, Series A-1 (RB) (BAM) 4.12%, 09/01/26 (c)	4,980		3,854,406
Windler Public Improvement Authority, Series A-2 (RB) 4.63%, 09/01/26 (c)	7,375		4,321,022
			111,921,052
Connecticut: 0.8%
Bridgeport Housing Authority, Energy Performance Equipment (RB) 5.60%, 05/10/22 (c)	630		606,237
Connecticut Airport Authority, Ground Transportation Center Project, Series A (RB) (AMBAC) 4.00%, 07/01/29 (c)	2,000		1,830,151
Connecticut State Health and Educational Facilities Authority, Church Home of Harford, Series A (RB)
5.00%, 09/01/26 (c)	2,500		2,526,949
	Par (000’s	)	Value
Connecticut (continued)
5.00%, 09/01/26 (c)	$3,000		$3,022,997
Connecticut State Health and Educational Facilities Authority, Mary Wade Home Issue, Series A-1 (RB) 5.00%, 10/01/24 (c)	3,000		3,052,519
Connecticut State Health and Educational Facilities Authority, McLean Issue, Series A (RB) 5.00%, 01/01/26 (c)	2,000		2,034,366
Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB) 4.00%, 07/01/29 (c)	2,000		1,877,656
Connecticut State Health and Educational Facilities Authority, Stamford Hospital, Series J (RB)
4.25%, 07/01/22 (c)	935		939,313
4.50%, 07/01/22 (c)	655		658,284
5.00%, 07/01/22 (c)	380		382,209
5.00%, 07/01/22 (c)	4,470		4,495,985
5.00%, 07/01/22 (c)	100		100,581
Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB) 4.00%, 07/01/29 (c)	250		230,164
Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB) (SD CRED PROG) 4.00%, 07/01/29 (c)	250		224,096
Connecticut State Health and Educational Facilities, Nuvance Health, Series A (RB) 4.00%, 07/01/29 (c)	500		501,351
Town of Hamden, Whitney Center Project (RB) 5.00%, 01/01/26 (c)	500		485,129
			22,967,987
Delaware: 0.1%
Delaware Economic Development Authority, Aspira Chapter School, Series A (RB)
5.00%, 06/01/26 (c)	250		257,227
5.00%, 06/01/26 (c)	1,000		1,018,776
Delaware River and Bay Authority, Series A (RB) 5.00%, 01/01/23 (c)	730		743,812
			2,019,815

See Notes to Financial Statements

28

	Par (000’s	)	Value
District of Columbia: 1.1%
District of Columbia Tobacco Settlement Financing Corp. (RB) 0.00%, 05/31/22 (c) ^	$24,055		$5,048,098
District of Columbia, Ingleside at Rock Creek Project, Series A (RB)
5.00%, 07/01/24 (c)	1,180		1,159,331
5.00%, 07/01/24 (c)	250		252,701
District of Columbia, Latin American Montessori Bilingual Public Charter School Issue (RB)
5.00%, 06/01/30 (c)	500		515,049
5.00%, 06/01/30 (c)	2,500		2,536,386
District of Columbia, Rocketship Education Public Charter School, Series A (RB) 5.00%, 06/01/29 (c)	1,000		1,021,108
Metropolitan Washington Airports Authority, Dulles Toll Road, Series A (RB) 0.00%, 10/01/37 ^	11,825		5,588,120
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB)
0.00%, 10/01/37 ^	5,520		2,873,750
4.00%, 10/01/29 (c)	7,315		7,360,085
4.00%, 10/01/29 (c)	250		254,979
5.00%, 10/01/29 (c)	3,150		3,396,123
6.50%, 10/01/28 (c)	245		290,380
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB) (SAW) 4.00%, 10/01/29 (c)	1,675		1,654,233
			31,950,343
Florida: 5.7%
Alachua County, Health Facilities Authority, Oak Hammock at the University of Florida Project, Series A (RB) 8.00%, 10/01/22 (c)	300		313,607
Aqua One Community Development District (SA) 5.75%, 05/01/28 (c)	1,000		1,021,513
Cape Coral Health Facilities Authority, Gulf Care, Inc. Project (RB) 6.00%, 07/01/25 (c)	295		295,475
Capital Trust Agency, Education Growth Fund, Series A-1 (RB) 5.00%, 07/01/31 (c)	5,500		5,576,256
Capital Trust Agency, Educational Facilities, Franklin Academy Projects (RB) 5.00%, 07/15/26 (c)	250		252,906
	Par (000’s	)	Value
Florida (continued)
Capital Trust Agency, Educational Facilities, Franklin Academy Projects (RB) (SD CRED PROG) 5.00%, 07/15/26 (c)	$500		$502,595
Capital Trust Agency, Educational Facilities, Pineapple Cove Classical Academy, Inc., Series A (RB)
4.50%, 01/01/29 (c)	500		502,129
5.12%, 01/01/29 (c)	500		506,578
5.25%, 01/01/29 (c)	500		502,193
5.38%, 01/01/29 (c)	500		504,276
Capital Trust Agency, Educational Facilities, Renaissance Charter School, Inc., Series A (RB)
4.38%, 06/15/27	390		391,220
5.25%, 06/15/27 (c)	500		507,652
Capital Trust Agency, First Mortgage, American Eagle Portfolio Project, Series B (RB) 6.00%, 07/01/25 (c)	1,000		300,000
Capital Trust Agency, University Bridge, LLC Student Housing Project, Series A (RB)
4.00%, 12/01/28	2,200		2,184,864
5.25%, 12/01/28 (c)	2,000		2,090,302
5.25%, 12/01/28 (c)	2,200		2,271,418
Capital Trust Agency, Wonderful Foundations Charter Schools Portfolio Projects, Series A (RB)
5.00%, 01/01/31 (c)	1,850		1,708,758
5.00%, 07/01/30 (c)	2,250		2,083,257
City of Orlando, Tourist Development Tax, Series A (RB) (AGM)
5.00%, 11/01/27	1,100		1,236,364
5.00%, 11/01/27 (c)	500		549,603
City of Pompano Beach, John Knox Village Project, Series A (RB) 4.00%, 09/01/27 (c)	1,000		889,144
City of Tallahassee, Health Facilities Authority, Memorial Healthcare, Inc. Project (RB)
4.00%, 06/01/25 (c)	230		230,353
5.00%, 06/01/25 (c)	460		487,775
5.00%, 06/01/25 (c)	300		317,208
City of Tampa, Florida, H. Lee Moffitt Cancer Center Project, Series A (RB) (AGC) 0.00%, 09/01/30 (c) ^	1,000		462,395
Collier County Industrial Development Authority, Arlington of Naples Project, Series A (RB)
7.00%, 05/15/24 (d) *	590		401,200

See Notes to Financial Statements

29

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Florida (continued)
8.12%, 05/15/24 (c) (d) *	$460		$312,800
Florida Development Finance Corp., Brightline Passenger Rail Project, Series B (RB) 7.38%, 01/01/24 (c)	19,035		19,498,375
Florida Development Finance Corp., Florida Charter Foundation, Inc., Series A (RB) 6.12%, 06/15/27 (c)	1,000		971,852
Florida Development Finance Corp., Glenridge on Palmer Ranch Project (RB) 5.00%, 06/01/28 (c)	425		419,367
Florida Development Finance Corp., Mayflower Retirement Community Project, Series A (RB)
4.00%, 06/01/28 (c)	1,600		1,388,649
4.00%, 06/01/28 (c)	1,250		999,335
Florida Development Finance Corp., Renaissance Charter School, Inc. Project, Series A (RB)
5.75%, 06/15/24 (c)	1,000		1,041,529
6.00%, 06/15/25 (c)	500		524,519
6.12%, 06/15/22 (c)	3,000		3,017,189
6.12%, 06/15/25 (c)	685		715,778
Florida Development Finance Corp., Renaissance Charter School, Inc. Project, Series C (RB) 5.00%, 09/15/27 (c)	1,000		1,021,160
Florida Development Finance Corp., The Mayl Ower Retirement Community Project, Series A (RB) 5.25%, 06/01/27 (c)	1,000		1,023,746
Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB)
6.25%, 01/01/24 (c) (p)	11,000		10,962,965
6.38%, 01/01/26 (c) (p)	15,195		14,991,817
6.50%, 01/01/29 (c) (p)	28,000		27,348,300
Florida Development Finance Corp., Waste Pro USA, Inc. Project (RB) 3.00%, 06/01/24 (c)	1,000		927,156
FRERC Community Development District (SA) (AGM)
5.38%, 11/01/29 (c)	1,500		1,477,597
5.50%, 11/01/29 (c)	2,450		2,385,796
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A (RB) 4.00%, 02/01/31 (c)	7,500		7,242,879
	Par
	(000’s	)	Value
Florida (continued)
Lake County, Florida Retirement Facility, Lakeside at Waterman Village Project, Series B (RB) 4.25%, 05/31/22 (c)	$3,500		$3,447,746
Lee County Industrial Development Authority, Community Charter Schools, LLC Projects, Series A (RB) 5.75%, 06/15/22 (c)	500		500,448
Lee County Industrial Development Authority, Cypress Cove at HealthPark Florida, Inc. Project, Series A (RB) 5.25%, 10/01/29 (c)	1,000		988,842
Miami Beach Health Facilities Authority, Mount Sinai Medical Center (RB) 5.00%, 11/15/24 (c)	380		395,383
Miami Beach Health Facilities Authority, Mount Sinai Medical Center, Series B (RB) (AGM)
3.00%, 11/15/31 (c)	3,170		2,289,323
4.00%, 11/15/31 (c)	2,530		2,354,524
Miami World Center Community Development District (SA)
5.12%, 11/01/27 (c)	750		785,159
5.25%, 11/01/27 (c)	250		260,024
Miami-Date County, Florida Subordinate Special (RB) 5.00%, 10/01/26 (c)	1,360		1,490,782
Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
5.00%, 10/01/25 (c)	500		521,724
5.00%, 10/01/25 (c)	500		523,853
Mid-Bay Bridge Authority, Second Senior Lien, Series C (RB) 5.00%, 10/01/25 (c)	1,000		1,036,945
Midtown Miami Community Development District, Parking Garage Project, Series A (SA)
4.25%, 05/01/23 (c)	1,035		1,042,318
5.00%, 05/01/23 (c)	1,480		1,488,739
North Broward Hospital District, Series B (RB) 5.00%, 01/01/28 (c)	155		169,044
Northern Palm Beach County Improvement District, Unit of Development No. 2C (RB)
5.00%, 08/01/27 (c)	200		208,884
5.00%, 08/01/27 (c)	200		205,643

See Notes to Financial Statements

30

	Par
	(000’s	)	Value
Florida (continued)
Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series A (RB) 7.50%, 06/01/22 (c)	$310		$317,662
Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series B (RB) 2.62%, 06/01/25	550		533,408
Palm Beach County, Lynn University Housing Project, Series A (RB) 5.00%, 06/01/31 (c)	3,920		4,032,216
Palm Beach County, Palm Beach Atlantic University Housing Project, Series A (RB)
5.00%, 04/01/29 (c)	2,500		2,499,888
5.00%, 04/01/29 (c)	1,000		1,015,128
Palm Cost Park Community Development District (SA) 5.70%, 05/31/22 (c)	180		180,118
Polk Country Industrial Development Authority, Florida Industrial Development (RB) 5.88%, 01/01/33	5,000		5,327,962
Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series A (RB) 5.50%, 11/15/26 (c)	500		466,503
Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series B-1 (RB) 4.25%, 05/31/22 (c)	2,600		2,471,104
Sumter County, Florida Village Community Development District No. 9 (SA) 5.50%, 05/01/22 (c)	750		750,000
Village Community Development District No. 12 (SA)
3.25%, 05/01/26	245		242,249
3.62%, 05/01/26 (c)	2,365		2,288,240
3.88%, 05/01/26 (c)	2,420		2,213,186
4.25%, 05/01/28 (c)	935		909,623
Village Community Development District No. 12 (SA) (SAW) 4.38%, 05/01/28 (c)	1,170		1,145,310
Village Community Development District No. 13 (SA)
3.00%, 05/01/29	730		692,017
3.38%, 05/01/29 (c)	980		899,409
	Par
	(000’s	)	Value
Florida (continued)
3.55%, 05/01/29 (c)	$2,820		$2,525,173
Village Community Development District No. 13 (SA) (SBG) 3.70%, 05/01/29 (c)	4,625		3,972,858
			172,551,285
Georgia: 1.1%
Burke County Development Authority, Series C (RB) (SAW) 4.12%, 02/01/28 (c)	1,000		959,576
DeKalb County Housing Authority, Baptist Retirement Communities of Georgia, Inc. and Clairmont Crest, Inc., Series A (RB) 5.00%, 01/01/29 (c)	1,000		760,404
Floyd County Development Authority, The Spires at Berry College Project, Series A (RB)
6.25%, 12/01/24 (c)	4,000		3,522,610
6.50%, 12/01/24 (c)	1,000		893,885
Floyd County Development Authority, The Spires at Berry College Project, Series A (RB) (SBG) 5.50%, 12/01/24 (c)	1,250		1,201,295
Fulton County Residential Care Facilities for the Elderly Authority, Canterbury Court Project, Series A (RB)
4.00%, 04/01/28 (c)	1,000		863,116
4.00%, 04/01/28 (c)	1,500		1,213,107
Fulton County Residential Care Facilities for the Elderly Authority, Canterbury Court Project, Series A (RB) (SD CRED PROG)
5.00%, 04/01/26 (c)	500		499,270
5.00%, 04/01/26 (c)	1,000		987,383
Gainesville & Hall County Development Authority (RB) 5.00%, 03/01/27 (c)	1,500		1,146,061
Gainesville & Hall County Development Authority (RB) (BAM) 5.00%, 03/01/27 (c)	700		572,991
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Series A (RB) 4.00%, 02/15/30 (c)	1,050		1,037,127
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Series A (RB) (AGM) 4.00%, 02/15/31 (c)	1,175		1,146,867

See Notes to Financial Statements

31

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Georgia (continued)
George L Smith II World Congress Center Authority, Series A (RB) 4.00%, 01/01/31 (c)	$1,000		$903,487
George L Smith II World Congress Center Authority, Series B (RB) 5.00%, 01/01/31 (c)	4,780		4,574,769
Georgia Local Government, Grantor Trust, Series A (CP) (NATL) 4.75%, 06/01/28	416		437,916
Macon-Bibb County Urban Development Authority, Academy for Classical Education, Inc., Series A (RB)
5.75%, 06/15/27 (c)	250		258,928
6.00%, 06/15/27 (c)	1,000		1,031,396
Main Street Natural Gas, Inc. (RB) 5.00%, 05/15/49	1,000		1,104,562
Marietta Development Authority, Life University, Inc. Project, Series A (RB) 5.00%, 11/01/27 (c)	1,000		1,013,893
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4, Series A (RB)
5.00%, 01/01/30 (c)	1,250		1,335,961
5.00%, 07/01/25 (c)	375		393,165
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4, Series B (RB) 5.00%, 07/01/28 (c)	1,000		1,050,169
Oconee County Industrial Development Authority, Series A-1 (RB) 6.25%, 12/01/25 (c)	1,000		825,291
Paulding County Hospital Authority, WellStar Health System, Inc., Series A (RB) 4.00%, 04/01/32 (c)	1,085		1,086,382
Rockdale County Development Authority, Pratt Paper LLC Project (RB) 4.00%, 01/01/28 (c)	3,850		3,639,261
White County Development Authority, Truett McConnell University Project, Series A (RB)
5.12%, 10/01/26 (c)	500		456,635
5.25%, 10/01/26 (c)	500		438,321
			33,353,828
Guam: 0.5%
Guam Government, Business Privilege Tax, Series D (RB)
4.00%, 11/15/25 (c)	600		599,234
5.00%, 11/15/25 (c)	1,100		1,157,182
5.00%, 11/15/25 (c)	500		526,634
	Par
	(000’s	)	Value
Guam (continued)
5.00%, 11/15/25 (c)	$585		$614,116
Guam Government, Business Privilege Tax, Series F (RB) 4.00%, 01/01/31 (c)	3,000		2,746,026
Guam Government, Department of Education, John F. Kennedy High School Refunding and Energy Efficiency Project, Series A (CP)
4.25%, 02/01/30	500		496,665
5.00%, 02/01/30 (c)	500		511,787
Guam Government, Hotel Occupancy Tax, Series A (RB) 5.00%, 11/01/30	750		799,626
Guam Government, Limited Obligation, Series A (RB) 5.00%, 12/01/26 (c)	620		652,801
Guam Government, Waterworks Authority, Water and Wastewater System (RB)
5.00%, 07/01/26 (c)	1,375		1,454,086
5.25%, 07/01/23 (c)	550		568,802
5.50%, 07/01/23 (c)	1,000		1,037,033
Guam Government, Waterworks Authority, Water and Wastewater System, Series A (RB) 5.00%, 07/01/30 (c)	3,205		3,466,524
Guam Power Authority, Series A (RB)
5.00%, 10/01/22 (c)	345		349,851
5.00%, 10/01/27 (c)	500		522,038
			15,502,405
Hawaii: 0.2%
Kuakini, Hawaii Health System, Series A (RB) 6.38%, 05/31/22 (c)	1,775		1,686,250
State of Hawaii, Department of Budget and Finance, Series A (RB)
6.25%, 07/01/23 (c)	1,400		1,439,479
6.62%, 07/01/23 (c)	2,085		2,143,714
			5,269,443
Idaho: 0.1%
Idaho Health Facilities Authority, Madison Memorial Hospital Project (RB)
3.50%, 09/01/26 (c)	450		413,620
5.00%, 09/01/26 (c)	1,135		1,200,859
Idaho Health Facilities Authority, Terraces of Boise, Series A (RB) 3.80%, 10/01/28 (c)	100		87,773
			1,702,252
Illinois: 13.1%
Chicago Board of Education, Series A (GO)
4.00%, 12/01/31 (c)	4,500		4,034,904

See Notes to Financial Statements

32

	Par
	(000’s	)	Value
Illinois (continued)
4.00%, 12/01/31 (c)	$8,500		$7,440,308
5.00%, 12/01/22 (c)	10,055		10,167,945
5.00%, 12/01/28 (c)	250		263,116
5.00%, 12/01/29	1,000		1,067,888
5.00%, 12/01/29 (c)	4,000		4,256,451
5.00%, 12/01/30 (c)	1,600		1,673,787
5.00%, 12/01/30 (c)	395		415,813
5.00%, 12/01/30 (c)	4,100		4,324,969
5.00%, 12/01/30 (c)	100		105,022
5.00%, 12/01/30 (c)	7,850		8,198,350
5.00%, 12/01/30 (c)	5,950		6,234,939
5.00%, 12/01/30 (c)	2,300		2,398,427
5.00%, 12/01/30 (c)	3,475		3,677,079
5.00%, 12/01/30 (c)	100		105,147
5.00%, 12/01/30 (c)	2,860		3,002,075
5.00%, 12/01/31 (c)	5,000		5,169,006
7.00%, 12/01/25 (c)	5,200		5,835,822
7.00%, 12/01/25 (c)	14,210		15,662,158
7.00%, 12/01/27 (c)	2,250		2,573,563
Chicago Board of Education, Series A (GO) (AGM)
5.00%, 12/01/23	300		311,917
5.00%, 12/01/25	1,000		1,072,144
5.00%, 12/01/28 (c)	250		273,879
Chicago Board of Education, Series A (GO) (AMBAC)
5.50%, 12/01/25	145		156,985
5.50%, 12/01/26	175		192,691
5.50%, 12/01/30	2,500		2,886,702
Chicago Board of Education, Series A (GO) (NATL)
0.00%, 12/01/27 ^	760		620,014
0.00%, 12/01/28 ^	390		304,704
0.00%, 12/01/30 ^	55		39,208
5.50%, 12/01/26	355		379,727
Chicago Board of Education, Series B (GO)
4.00%, 12/01/22 (c)	150		150,631
5.00%, 12/01/22 (c)	1,105		1,117,666
5.00%, 12/01/22 (c)	3,235		3,271,150
5.00%, 12/01/27	1,500		1,599,920
5.00%, 12/01/29 (c)	200		211,347
5.00%, 12/01/30	1,650		1,765,829
5.00%, 12/01/30 (c)	100		105,022
5.00%, 12/01/30 (c)	100		106,153
6.50%, 12/01/26 (c)	1,100		1,216,559
Chicago Board of Education, Series C (GO)
5.00%, 12/01/23	500		517,386
5.00%, 12/01/27 (c)	2,625		2,756,594
5.00%, 12/01/27	2,000		2,133,227
5.25%, 12/01/24 (c)	4,430		4,587,669
5.25%, 12/01/24 (c)	3,485		3,616,051
6.00%, 12/01/24 (c)	1,160		1,227,246
Chicago Board of Education, Series D (GO) (AGM) 5.00%, 12/01/28 (c)	2,500		2,591,097
	Par
	(000’s	)	Value
Illinois (continued)
Chicago Board of Education, Series E (GO) 5.12%, 12/01/24 (c)	$2,415		$2,501,809
Chicago Board of Education, Series G (GO) 5.00%, 12/01/27 (c)	1,100		1,155,144
Chicago Board of Education, Series H (GO) 5.00%, 12/01/27 (c)	12,080		12,508,635
Chicago Illinois Board of Education Unlimited Tax, Series B (GO)
4.00%, 12/01/31 (c)	5,000		4,569,162
4.00%, 12/01/31 (c)	2,380		2,163,360
4.00%, 12/01/31 (c)	5,000		4,601,750
Chicago Midway International Airport, Series A (RB) (AGM) 5.00%, 01/01/24 (c)	4,000		4,105,154
Chicago O’Hare International Airport (RB) 5.50%, 01/01/23 (c)	400		407,649
Chicago School Reform Board of Trustees, Series A (GO) (NATL)
0.00%, 12/01/23 ^	300		285,886
0.00%, 12/01/25 ^	355		313,960
0.00%, 12/01/29 ^	1,460		1,090,980
Chicago School Reform Board of Trustees, Series B-1 (GO) (NATL)
0.00%, 12/01/24 ^	1,165		1,069,962
0.00%, 12/01/25 ^	1,650		1,459,250
0.00%, 12/01/26 ^	1,630		1,386,683
0.00%, 12/01/27 ^	1,030		840,282
0.00%, 12/01/28 ^	690		539,093
0.00%, 12/01/29 ^	645		481,974
0.00%, 12/01/31 ^	520		352,773
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB)
5.00%, 06/01/26	100		107,399
5.00%, 06/01/29	1,000		1,110,231
City of Chicago, City Colleges (GO) (NATL)
0.00%, 01/01/28 ^	345		281,430
0.00%, 01/01/30 ^	420		314,379
0.00%, 01/01/33 ^	1,985		1,292,480
0.00%, 01/01/34 ^	760		471,835
City of Chicago, Neighborhoods Alive 21 Program, Series B (GO) 5.00%, 01/01/25	235		246,198
City of Chicago, O’Hare International Airport, Senior Lien (RB) 5.75%, 01/01/23 (c)	1,585		1,615,256
City of Chicago, Series A (GO)
5.00%, 01/01/27	1,000		1,062,784

See Notes to Financial Statements

33

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Illinois (continued)
5.00%, 01/01/27	$200		$212,559
5.00%, 01/01/31 (c)	3,000		3,208,554
5.00%, 01/01/31 (c)	3,000		3,198,841
City of Chicago, Series A (GO) (NATL) 0.00%, 01/01/29 ^	140		109,509
City of Chicago, Series A (GO) (SAW) 5.00%, 01/01/29	2,775		2,969,855
City of Chicago, Series C (GO)
0.00%, 01/01/32 ^	195		127,401
5.00%, 01/01/24	1,110		1,147,252
5.00%, 01/01/25	1,760		1,843,863
5.00%, 01/01/26 (c)	250		263,826
5.00%, 01/01/26	380		400,799
City of Chicago, Water Revenue, Second Lien (RB) (AMBAC) 5.75%, 11/01/30	1,020		1,133,413
City of Harvey, Series A (GO)
5.50%, 05/31/22 (c) (d) *	465		390,600
5.62%, 05/31/22 (c) (d) *	3,600		3,024,000
Cook County, Illinois, Series B (GO) 4.00%, 11/15/26	1,200		1,256,694
Illinois Finance Authority, Acero Charter Schools, Inc. (RB) 4.00%, 10/01/31 (c)	1,000		889,856
Illinois Finance Authority, Admiral Lake Project (RB)
5.00%, 05/15/24 (c)	1,120		1,035,648
5.12%, 05/15/24 (c)	390		351,811
5.25%, 05/15/24 (c)	2,350		1,975,471
Illinois Finance Authority, Central Baptist Village (RB) 5.38%, 05/31/22 (c)	35		35,017
Illinois Finance Authority, Charter Schools, Art in Motion Project, Series A (RB) 5.00%, 07/01/31 (c)	1,000		808,191
Illinois Finance Authority, CHF - Cook, LLC - Northeastern Illinois University Project, Series A (RB)
5.00%, 07/01/25 (c)	1,000		916,153
5.00%, 07/01/25 (c)	1,000		866,984
Illinois Finance Authority, Franciscan Communities, Inc., Series A (RB)
4.75%, 05/15/23 (c)	615		620,111
5.12%, 05/15/23 (c)	230		232,079
5.25%, 05/15/23 (c)	750		757,114
Illinois Finance Authority, Friendship Village of Schaumburg (RB)
5.00%, 02/15/27 (c)	6,500		4,277,645
5.00%, 02/15/27	3,000		2,177,178
5.12%, 02/15/27 (c)	6,130		3,895,090
	Par
	(000’s	)	Value
Illinois (continued)
Illinois Finance Authority, Greenfields of Geneva Project (RB) 7.10%, 11/01/27 (c)	$100		$77,257
Illinois Finance Authority, Intrinsic School Project, Series A (RB) 6.00%, 12/01/25 (c)	500		527,381
Illinois Finance Authority, Lutheran Life Communities Obligated Group, Series A (RB)
5.00%, 11/01/26 (c)	250		260,460
5.00%, 11/01/26 (c)	1,525		1,544,962
5.00%, 11/01/26 (c)	500		511,284
5.00%, 11/01/26 (c)	500		525,162
5.00%, 11/01/26 (c)	4,710		4,702,994
Illinois Finance Authority, Park Place Elmhurst Project (RB) 5.12%, 05/15/26 (c)	1,616		1,342,630
Illinois Finance Authority, Roosevelt University (RB) 5.50%, 05/31/22 (c)	475		475,147
Illinois Finance Authority, Roosevelt University, Series A (RB)
6.00%, 10/01/28 (c)	1,600		1,691,487
6.12%, 10/01/28 (c)	8,000		8,467,380
6.12%, 10/01/28 (c)	4,500		4,738,827
Illinois Finance Authority, Westminster Village, Series A (RB) (AGM) 5.25%, 05/01/25 (c)	2,695		2,483,771
Illinois Sports Facilities Authority (RB)
5.00%, 06/15/28	1,000		1,051,659
5.00%, 06/15/29 (c)	3,055		3,238,126
5.00%, 06/15/29	1,000		1,053,655
5.00%, 06/15/30	1,000		1,056,119
Illinois Sports Facilities Authority (RB) (AGM) 5.00%, 06/15/24 (c)	1,000		1,038,703
Illinois Sports Facilities Authority (RB) (AMBAC) 0.00%, 06/15/26 ^	690		596,760
Illinois State, Series A (GO) 4.00%, 03/01/31 (c)	1,000		928,855
Illinois State, Series C 4.00%, 10/01/40	1,000		943,188
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB)
0.00%, 12/15/31 (c) ^	1,500		773,211
0.00%, 12/15/56 ^	1,300		198,715
3.00%, 12/15/24 (c)	2,000		1,989,943
4.00%, 12/15/29 (c)	16,000		14,730,541
4.00%, 12/15/31 (c)	3,000		2,822,810
5.00%, 12/15/27 (c)	250		258,113

See Notes to Financial Statements

34

	Par
	(000’s	)	Value
Illinois (continued)
5.00%, 12/15/29 (c)	$8,225		$8,543,375
5.00%, 06/15/22 (c)	3,210		3,222,903
5.50%, 12/15/25 (c)	1,400		1,461,503
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB) (NATL)
0.00%, 12/15/30 ^	475		334,343
0.00%, 12/15/34 ^	590		340,734
0.00%, 06/15/29 ^	840		635,171
0.00%, 06/15/30 ^	745		537,111
0.00%, 06/15/31 ^	125		85,808
0.00%, 06/15/34 ^	190		112,538
0.00%, 06/15/37 ^	800		405,803
0.00%, 06/15/38 ^	2,325		1,116,132
0.00%, 06/15/39 ^	115		52,183
0.00%, 06/15/40 ^	1,500		642,727
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB)
0.00%, 12/15/54 ^	5,540		949,910
4.25%, 06/15/22 (c)	1,000		1,003,151
5.00%, 06/15/22 (c)	3,765		3,780,133
5.00%, 06/15/22 (c)	290		291,166
5.00%, 06/15/22 (c)	1,450		1,455,828
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) (NATL)
0.00%, 06/15/28 ^	1,080		854,613
5.70%, 06/15/23	410		425,431
Northeastern Illinois University (CP) 4.00%, 10/01/22 (c)	585		509,288
Southwestern Illinois Development Authority (RB) 5.35%, 05/31/22 (c)	230		130,530
Southwestern Illinois Development Authority, United States Steel Corp. Project (RB) 5.75%, 08/01/22 (c)	1,500		1,505,684
State of Illinois (GO)
3.50%, 06/01/26 (c)	935		929,185
3.50%, 06/01/26 (c)	175		168,390
4.00%, 01/01/26 (c)	500		503,634
4.00%, 03/01/31 (c)	1,000		944,163
4.00%, 05/01/24	660		673,928
4.00%, 06/01/26 (c)	360		351,874
4.00%, 06/01/26 (c)	270		262,217
4.00%, 06/01/26 (c)	460		440,753
4.00%, 06/01/26 (c)	1,220		1,206,452
4.00%, 06/01/26 (c)	220		219,161
4.00%, 08/01/22 (c)	150		150,816
4.12%, 11/01/26 (c)	600		605,762
4.12%, 05/31/22 (c)	160		160,263
5.00%, 01/01/26 (c)	1,200		1,231,458
5.00%, 11/01/24	200		209,594
	Par
	(000’s	)	Value
Illinois (continued)
5.00%, 12/01/24	$820		$859,747
5.00%, 02/01/24 (c)	375		387,200
5.00%, 02/01/24 (c)	350		361,068
5.00%, 02/01/26	2,750		2,926,237
5.00%, 02/01/27	500		537,250
5.00%, 03/01/28	805		870,326
5.00%, 03/01/31 (c)	1,500		1,624,458
5.00%, 03/01/31 (c)	1,000		1,063,533
5.00%, 04/01/24 (c)	1,470		1,513,396
5.00%, 05/01/23	335		342,986
5.00%, 05/01/24 (c)	175		179,070
5.00%, 05/01/24 (c)	100		103,164
5.00%, 05/01/24 (c)	2,005		2,073,604
5.00%, 05/01/24 (c)	5,035		5,131,294
5.00%, 05/01/24 (c)	1,025		1,061,687
5.00%, 05/01/24 (c)	275		282,532
5.00%, 05/31/22 (c)	250		250,627
5.00%, 05/31/22 (c)	100		100,246
5.00%, 05/31/22 (c)	140		140,389
5.00%, 05/31/22 (c)	305		305,726
5.00%, 06/01/26 (c)	800		851,706
5.00%, 06/01/26	125		133,485
5.00%, 06/01/26 (c)	1,040		1,100,802
5.00%, 07/01/23	475		487,895
5.00%, 08/01/22 (c)	1,830		1,846,783
5.25%, 07/01/23 (c)	510		523,994
5.25%, 07/01/23 (c)	290		297,783
5.25%, 07/01/23 (c)	550		565,116
5.50%, 07/01/23 (c)	1,165		1,201,419
5.50%, 07/01/23 (c)	560		576,108
6.00%, 05/01/25	500		541,458
6.00%, 05/01/26	880		971,704
State of Illinois (GO) (AGC)
5.50%, 05/01/30	1,500		1,673,788
5.75%, 05/01/30 (c)	3,710		4,070,876
State of Illinois Sales Tax (RB) 3.00%, 06/15/26 (c)	100		89,308
State of Illinois, Series A (GO)
4.00%, 03/01/31 (c)	1,000		933,775
4.00%, 05/31/22 (c)	100		100,147
4.00%, 05/31/22 (c)	320		320,529
5.00%, 10/01/28	500		542,125
5.00%, 12/01/27 (c)	100		104,748
5.00%, 03/01/30	2,740		2,984,682
5.00%, 03/01/31 (c)	1,250		1,308,959
5.00%, 03/01/31 (c)	3,000		3,227,987
5.00%, 04/01/23 (c)	110		111,902
5.00%, 05/01/28 (c)	365		379,778
5.00%, 05/01/28 (c)	1,000		1,047,196
5.00%, 05/01/28 (c)	270		281,239
State of Illinois, Series C (GO)
5.00%, 11/01/27 (c)	8,425		8,999,802
State of Illinois, Series D (GO)
3.25%, 11/01/26	1,755		1,747,362
5.00%, 11/01/23	1,270		1,312,300
5.00%, 11/01/25	3,955		4,196,662
5.00%, 11/01/26	12,715		13,632,984
5.00%, 11/01/27	7,000		7,557,006

See Notes to Financial Statements

35

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Illinois (continued)
5.00%, 11/01/27 (c)	$9,700		$10,421,539
Village of Bolingbrook, Special Service Area No. 1 (ST) 5.25%, 03/01/28 (c)	500		468,159
Village of Bridgeview (GO) 5.00%, 12/01/22 (c)	360		323,965
Will County Community High School District No. 210, Series B (GO)
0.00%, 01/01/29 ^	90		68,807
0.00%, 01/01/31 ^	245		170,075
0.00%, 01/01/33 ^	540		340,053
			394,390,700
Indiana: 0.4%
City of Anderson, Indiana Economic Development, Anderson University (RB) 4.75%, 10/01/22 (c)	215		199,441
Indiana Finance Authority Educational Facilities, Earlham College Project, Series A (RB) 5.00%, 10/01/23 (c)	50		51,308
Indiana Finance Authority, Baptist Healthcare System (RB) 5.00%, 08/15/27 (c)	4,000		4,313,053
Indiana Finance Authority, Deaconess Health System Obligated Group, Series A (RB) 5.00%, 09/01/26 (c)	1,000		1,095,488
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB) 5.00%, 06/01/22 (c)	1,620		1,621,770
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series B (RB) 3.00%, 11/01/30	3,500		3,144,082
Valparaiso, Indiana Exempt Facilities, Pratt Paper, LLC Project (RB) 5.88%, 01/01/24	400		410,397
			10,835,539
Iowa: 1.4%
City of Coralville, Marriott Hotel and Convention Center, Series E (CP) 4.00%, 06/01/24 (c)	1,025		999,415
Iowa Finance Authority, Drake West Village Project, Series A (RB) 4.50%, 06/01/26 (c)	1,500		1,159,573
Iowa Finance Authority, Iowa Fertilizer Co. Project (RB)
5.00%, 12/01/42 (c) (p)	10,000		10,272,011
5.25%, 12/01/23 (c)	5,195		5,483,343
	Par
	(000’s	)	Value
Iowa (continued)
Iowa Finance Authority, Iowa Fertilizer Co. Project, Series B (RB) 5.25%, 12/01/37 (c) (p)	$8,550		$9,101,895
Iowa Finance Authority, Lifespace Communities, Inc., Series A (RB)
5.00%, 05/15/27 (c)	655		660,784
5.00%, 05/15/27 (c)	4,960		4,966,460
Iowa Higher Education Loan Authority, Wartburg College Project (RB)
4.00%, 10/01/25	2,095		2,087,672
5.00%, 10/01/25 (c)	990		996,739
5.00%, 10/01/25 (c)	2,115		2,121,016
Iowa Tobacco Settlement Authority, Series A-2 (RB) 4.00%, 06/01/31 (c)	1,000		920,689
Iowa Tobacco Settlement Authority, Series B-1 (RB) 4.00%, 06/01/31 (c)	5,300		5,026,955
			43,796,552
Kansas: 0.4%
City of Hutchinson, Regional Medical Center, Inc. (RB) 5.00%, 12/01/26 (c)	250		257,571
City of Manhattan, Kansas Health Care Facilities Authority, Meadowlark Hills Retirement Community, Series A (RB) 4.00%, 06/01/28 (c)	1,000		887,803
City of Wichita, Health Care Facilities, Series III (RB) 5.00%, 05/15/26 (c)	250		247,767
Kansas Development Finance Authority, Village Shalom Project, Series A (RB) (AGC) 5.25%, 11/15/23 (c)	1,000		766,254
Overland Park, Prairiefire at LionsGate Project (RB) 6.00%, 12/15/22 (c)	2,550		1,335,831
Wyandotte County, Kansas City Unified Government, Legends Apartments Garage and West Lawn Project (RB) 4.50%, 12/01/26 (c)	850		770,582
Wyandotte County, Kansas City Unified Government, Vacation Village Project Area 1 and 2A, Series A (RB)
5.00%, 09/01/25 (c)	315		297,906
6.00%, 09/01/25 (c)	2,125		1,949,415
Wyandotte County, Kansas City Unified Government, Vacation Village Project Area 4 (RB) 0.00%, 09/01/34 ^	7,500		2,165,430

See Notes to Financial Statements

36

	Par
	(000’s	)	Value
Kansas (continued)
Wyandotte County-Kansas City Unified Government (RB) 5.75%, 09/01/25 (c)	$4,565		$4,193,900
			12,872,459
Kentucky: 0.4%
Christian County, Jennie Stuart Medical Center (RB)
5.38%, 02/01/26 (c)	1,100		1,172,597
5.50%, 02/01/26 (c)	1,000		1,065,114
Kentucky Economic Development Finance Authority, Christian Care Communities, Inc. (RB) 5.12%, 07/01/29 (c)	1,000		918,854
Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB)
5.00%, 05/15/26 (c)	350		343,558
5.00%, 05/15/26 (c)	250		233,753
5.00%, 05/15/26 (c)	545		545,579
Kentucky Economic Development Finance Authority, Masonic Homes of Kentucky, Inc. (RB)
5.38%, 11/15/22 (c)	400		384,598
5.50%, 11/15/22 (c)	250		226,188
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Series A (RB) 4.25%, 07/01/25 (c)	4,365		4,483,758
Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series A (RB)
5.00%, 06/01/26	175		188,855
5.00%, 06/01/27 (c)	990		1,056,423
5.25%, 06/01/27 (c)	750		812,588
Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series B (RB) 5.00%, 06/01/27 (c)	500		534,525
Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) (NATL) 5.00%, 09/01/23	265		273,908
Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A (RB) 5.75%, 07/01/23 (c)	335		348,754
			12,589,052
	Par
	(000’s	)	Value
Louisiana: 0.7%
Calcasieu Parish Memorial Hospital Service District (RB)
5.00%, 12/01/29 (c)	$3,950		$4,137,450
5.00%, 12/01/29 (c)	1,750		1,855,337
City of Shreveport, Water and Sewer Revenue, Series C (RB) (BAM)
4.00%, 12/01/28 (c)	3,235		3,370,151
4.00%, 12/01/28 (c)	1,470		1,527,857
5.00%, 12/01/25	100		108,206
Louisiana Local Government Environmental Facilities and Community Development Authority Student Housing, Provident Group ULM Properties LLC, Series A (RB) 5.00%, 07/01/29 (c)	500		449,315
Louisiana Local Government Environmental Facilities and Community Development Authority, CDF Healthcare of Louisiana, LLC Project, Series A (RB) 5.62%, 06/01/25 (c)	975		931,925
Louisiana Local Government Environmental Facilities and Community Development Authority, City of New Orleans Gomesa Project (RB) 4.00%, 11/01/30 (c)	2,000		1,626,741
Louisiana Local Government Environmental Facilities and Community Development Authority, Parc Fontaine Apartments, Series A (RB) 4.25%, 12/01/22 (c)	175		141,471
Louisiana Local Government Environmental Facilities and Community Development Authority, St. James Place of Baton Rouge Project, Series A (RB) 6.25%, 11/15/25 (c)	1,000		1,015,438
Louisiana Local Government Environmental Facilities and Community Development Authority, University of Louisiana at Monroe Project, Series A (RB) 5.00%, 07/01/29 (c)	500		416,164
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.75%, 07/01/24 (c) (d) *	1,647		16

See Notes to Financial Statements

37

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB)
7.50%, 07/01/23 (d) *	$2,259		$22
8.38%, 07/01/24 (c) (d) *	1,389		14
Parish of St James, Nustar Logistics, LP Project (RB)
5.85%, 06/01/25 (p)	750		794,684
6.35%, 06/01/30 (c)	1,000		1,140,072
Parish of St James, Nustar Logistics, LP Project, Series A (RB) 6.35%, 06/01/30 (c)	3,000		3,420,217
			20,935,080
Maine: 0.3%
Maine Finance Authority, GO Lab Madison, LLC Project (RB) 8.00%, 12/01/36 (c)	1,000		810,242
Maine Finance Authority, Solid Disposal Facility (RB) 5.38%, 12/15/26 (c) (d) *	4,500		2,475,000
Maine Health and Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue, Series A (RB)
4.00%, 07/01/26 (c)	1,270		1,220,177
5.00%, 07/01/26 (c)	645		672,950
5.00%, 07/01/26 (c)	1,000		1,055,826
Rumford, Maine Solid Waste Disposal, Boise Cascade Corp. (RB) 6.88%, 05/31/22 (c)	2,000		2,000,207
			8,234,402
Maryland: 0.9%
City of Baltimore, East Baltimore Research Park Project, Series A (RB) 5.00%, 09/01/27 (c)	500		514,798
City of Baltimore, Harbor Point Project (RB) 5.12%, 06/01/26 (c)	250		253,984
County of Prince George’s, Chesapeake Lighthouse Chapter School Project, Series A (RB) 7.00%, 11/01/25 (c)	500		529,565
Frederick County, Education Facilities Project, Series A (RB) 5.00%, 09/01/27 (c)	2,000		2,018,475
Howard County, Series A (TA) 4.50%, 02/15/26 (c)	500		474,898
Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 05/31/22 (c)	7,785		7,802,149
	Par
	(000’s	)	Value
Maryland (continued)
Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA)
3.75%, 01/01/27 (c)	$100		$99,624
4.38%, 01/01/27 (c)	470		469,385
4.50%, 01/01/27 (c)	530		523,504
Maryland Economic Development Corp., Port Covington Project (TA)
3.25%, 09/01/30	500		466,769
4.00%, 09/01/30 (c)	500		465,738
4.00%, 09/01/30 (c)	6,500		5,732,930
Maryland Health and Higher Educational Facilities Authority, Adventist Healthcare, Inc., Series A (RB) 5.50%, 01/01/27 (c)	2,000		2,155,272
Maryland Health and Higher Educational Facilities Authority, Mercy Medical Center, Series A (RB)
4.00%, 07/01/26 (c)	400		400,866
5.00%, 07/01/26 (c)	250		265,432
Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB)
4.00%, 07/01/25 (c)	210		216,769
4.25%, 07/01/25 (c)	145		150,560
5.00%, 07/01/25 (c)	500		529,101
5.00%, 07/01/25 (c)	1,500		1,580,830
5.00%, 07/01/25 (c)	625		664,168
Maryland Health and Higher Educational facilities, Stevenson University, Series A (RB) 4.00%, 06/01/31 (c)	750		708,761
Prince George County, Collington Episcopal Life Care Community, Inc. (RB)
5.25%, 04/01/27 (c)	1,000		967,103
5.25%, 04/01/27 (c)	1,000		932,922
Prince George’s County, Suitland-Naylor Road Project (TA) 4.75%, 01/01/26 (c)	500		512,115
			28,435,718
Massachusetts: 1.0%
Collegiate Charter School of Lowell (RB) 5.00%, 06/15/26 (c)	365		368,628
Commonwealth of Massachusetts (RB) (NATL) 5.50%, 01/01/25	1,220		1,304,999
Massachusetts Development Finance Agency, Ascentria Care Alliance Project (RB)
5.00%, 07/01/28 (c)	1,000		889,655

See Notes to Financial Statements

38

	Par
	(000’s	)	Value
Massachusetts (continued)
5.00%, 07/01/28 (c)	$1,300		$1,181,521
5.00%, 07/01/28 (c)	1,000		957,140
Massachusetts Development Finance Agency, Boston Medical Center Issue , Series D (RB)
4.00%, 07/01/25 (c)	285		286,563
5.00%, 07/01/25 (c)	2,105		2,195,219
Massachusetts Development Finance Agency, Boston Student Housing Project (RB) 5.00%, 10/01/26 (c)	1,000		1,018,955
Massachusetts Development Finance Agency, Emerson College (RB) 5.00%, 01/01/25 (c)	500		521,462
Massachusetts Development Finance Agency, Emmanuel College, Series A (RB) 5.00%, 10/01/26 (c)	1,035		1,097,245
Massachusetts Development Finance Agency, Lasell University (RB) 4.00%, 07/01/31 (c)	1,000		899,183
Massachusetts Development Finance Agency, Lawrence General Hospital (RB)
5.00%, 07/01/27 (c)	1,000		895,324
5.00%, 07/01/27 (c)	1,900		1,601,879
Massachusetts Development Finance Agency, Lawrence General Hospital, Series A (RB) 5.25%, 07/01/24 (c)	350		326,393
Massachusetts Development Finance Agency, Linden Ponds, Inc. Facility (RB)
5.00%, 11/15/25 (c)	500		525,556
5.12%, 11/15/25 (c)	500		527,933
Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB)
4.00%, 10/01/22 (c)	1,000		1,054,139
5.00%, 10/01/22 (c)	3,820		4,041,470
5.00%, 10/01/22 (c)	1,400		1,481,470
Massachusetts Development Finance Agency, Springfield College Issue, Series A (RB) (AGM) 4.00%, 06/01/30 (c)	5		4,648
Massachusetts Development Finance Agency, UMass Boston Student Housing Project (RB) 5.00%, 10/01/26 (c)	1,930		1,979,786
	Par
	(000’s	)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project (RB) 5.00%, 10/01/28 (c)	$4,000		$4,012,874
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB)
5.00%, 07/01/26 (c)	510		538,524
5.00%, 07/01/26 (c)	190		204,225
Massachusetts Development Finance Agency, Wellforce Issue, Series A (RB) 5.00%, 01/01/29 (c)	1,000		1,084,057
			28,998,848
Michigan: 0.7%
Calhoun County Hospital Finance Authority, Oaklawn Hospital (RB) 5.00%, 02/15/27 (c)	290		306,582
City of Detroit County of Wayne, State of Michigan (GO)
5.50%, 04/01/30 (c)	250		272,151
5.50%, 04/01/30 (c)	1,000		1,082,796
Flint Hospital Building Authority, Hurley Medical Center (RB) 4.00%, 07/01/30 (c)	500		492,475
Flint Hospital Building Authority, Hurley Medical Center, Series B (RB) 4.75%, 07/01/23 (c)	425		432,648
Grand Rapids Economic Development Corp., Beacon Hill at EastGate Project, Series A (RB) 5.00%, 11/01/24 (c)	500		505,259
Michigan Finance Authority, Presbyterian Villages of Michigan (RB)
5.25%, 11/15/25 (c)	250		252,399
5.50%, 11/15/25 (c)	300		302,192
Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB)
5.00%, 07/01/23	110		112,668
5.00%, 07/01/24 (c)	215		219,084
5.00%, 07/01/24 (c)	3,575		3,630,122
Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB) (AGM) 5.00%, 07/01/24 (c)	165		170,623
Michigan Finance Authority, Series B-1 (RB) 5.00%, 12/01/30 (c)	4,000		4,158,204

See Notes to Financial Statements

39

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Michigan (continued)
Michigan Finance Authority, Thomas M. Cooley Law School Project (RB) 5.00%, 07/01/24 (c)	$795		$813,242
Michigan Finance Authority, Tobacco Settlement Bonds, Series B-2 (RB) 0.00%, 12/01/30 (c) ^	15,500		1,601,051
Michigan Municipal Bond Authority, Series C (RB) (AMBAC) 4.75%, 05/31/22 (c)	1,000		1,033,353
Michigan State Building Authority, Series F (RB) 4.00%, 10/01/24	100		100,691
Michigan Strategic Fund, Evangelical Homes Project (RB)
5.25%, 06/01/22 (c)	2,650		2,651,083
5.50%, 06/01/22 (c)	2,000		2,000,294
Michigan Strategic Fund, I-75 Improvement Project (RB)
5.00%, 12/31/28 (c)	1,250		1,277,054
5.00%, 12/31/28 (c)	700		728,275
5.00%, 12/31/28 (c)	600		627,939
Michigan Tobacco Settlement Finance Authority, Series B (RB) 0.00%, 05/16/22 (c) ^	260		28,775
			22,798,960
Minnesota: 0.9%
Chippewa County, Chippewa County-Montevideo Hospital Project (RB) 4.00%, 03/01/26 (c)	135		129,715
City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/24 (c)	500		489,925
City of Bethel, The Lodge at the Lakes at Stillwater Project (RB)
5.00%, 06/01/23 (c)	350		330,039
5.00%, 06/01/23 (c)	500		436,224
5.00%, 06/01/23 (c)	750		665,216
City of Blaine, Crest View Senior Communities Project, Series A (RB)
5.75%, 07/01/25 (c)	1,975		1,590,938
6.12%, 07/01/25 (c)	400		312,417
6.12%, 07/01/25 (c)	1,055		802,725
City of Brooklyn Center, Minnesota Multifamily Housing, Series A (RB) 5.50%, 05/31/22 (c)	1,900		1,259,406
City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB)
5.50%, 07/01/25 (c)	245		246,531
	Par
	(000’s	)	Value
Minnesota (continued)
5.50%, 07/01/25 (c)	$250		$253,158
5.75%, 07/01/25 (c)	500		504,404
City of Crookston, Health Care Facilities, Riverview Health Project (RB)
5.00%, 05/01/29 (c)	3,000		2,898,972
5.00%, 05/01/29 (c)	2,000		1,831,581
City of Deephaven, Charter School, Eagle Ridge Academy Project, Series A (RB)
5.25%, 07/01/25 (c)	500		513,275
5.50%, 07/01/25 (c)	1,000		1,027,315
City of Forest Lake, International Language Academy, Series A (RB) (SAW) 5.38%, 08/01/27 (c)	500		515,527
City of Ham Lake, Charter School, DaVinci Academy Project, Series A (RB) 5.00%, 07/01/24 (c)	750		760,914
City of Maple Grove, Minnesota Health Care Facilities (RB) 3.38%, 05/01/27 (c)	115		114,365
City of Minneapolis, Charter School, Hiawatha Academies Project, Series A (RB) 5.00%, 07/01/24 (c)	500		502,202
City of St Louis Park MN (RB) (AMBAC) 6.00%, 07/01/27 (d) (p) *	2,000		1,900,000
City of St. Paul Park, Health Care Facilities, Presbyterian Homes Interlude Transitional Care (RB) 5.00%, 05/01/23 (c)	1,000		1,014,139
City of St. Paul, Housing and Redevelopment Authority, Series A (RB) 5.75%, 09/01/26 (c)	325		340,141
City of Wayzata, Folkestone Senior Living Community (RB) 4.00%, 08/01/24 (c)	350		312,395
City of West St. Paul, Housing and Health Care Facilities, Walker Westwood Ridge Campus Project (RB) 5.00%, 11/01/25 (c)	500		431,867
Duluth Independent School District No. 709, Series A (CP) 4.20%, 03/01/27 (c)	665		629,271
Minnesota Higher Education Facilities Authority, Augsburg College, Series A (RB) 5.00%, 05/01/26 (c)	3,730		3,739,350
Minnesota Higher Education Facilities Authority, Augsburg College, Series B (RB) 4.25%, 05/20/22 (c)	1,000		917,246

See Notes to Financial Statements

40

	Par
	(000’s	)	Value
Minnesota (continued)
Saint Paul, Minnesota Housing and Redevelopment Authority, Episcopal Homes Project (RB) 5.00%, 05/01/23 (c)	$1,500		$1,503,596
Township of Baytown, St. Croix Preparatory Academy Project, Series A (RB) 4.00%, 08/01/26 (c)	250		228,823
			26,201,677
Mississippi: 0.1%
Mississippi Development Bank, Magnolia Regional Health Center Project (RB) 4.00%, 10/01/31 (c)	3,500		3,424,005
Mississippi Development Bank, Water and Sewer System (RB) (AGM) 6.88%, 12/01/23 (c)	1,000		1,053,104
			4,477,109
Missouri: 0.9%
Boone County, Boone Hospital Center (RB)
3.00%, 08/01/26 (c)	410		371,641
4.00%, 08/01/26 (c)	565		565,068
5.00%, 08/01/26 (c)	1,000		1,068,560
5.00%, 08/01/26 (c)	1,000		1,064,723
Cape Girardeau County Industrial Development Authority, Missouri Health Facilities (RB) 3.00%, 03/01/31 (c)	3,750		2,911,243
Cape Girardeau County Industrial Development Authority, Series A (RB) 5.00%, 03/01/27 (c)	1,000		1,062,827
City of Blue Springs, Adams Farm Project, Series A (TA) 4.00%, 06/01/24 (c)	175		169,097
City of Lees Summit (TA) 4.88%, 11/01/27 (c)	2,500		2,130,925
City of Liberty, Liberty Commons Project, Series A (TA) 5.75%, 06/01/25 (c)	500		474,436
City of Nevada, Regional Medical Center (RB) (ACA) 4.30%, 05/31/22 (c)	40		38,063
City of St. Ann, Northwest Plaza Redevelopment Project, Series A (TA) 4.62%, 11/01/27 (c)	1,000		979,037
City of St. Louis, Industrial Development Authority, Ballpark Village Development Project, Series A (RB) 4.38%, 11/15/26 (c)	250		212,715
	Par
	(000’s	)	Value
Missouri (continued)
Health and Educational Facilities Authority, Lutheran Senior Services Projects, Series C (RB) 4.00%, 02/01/29 (c)	$475		$453,703
I-470 Western Gateway Transportation Development District, Series A (RB)
4.50%, 12/01/26 (c)	400		403,919
5.25%, 12/01/26 (c)	1,100		1,121,894
Kansas City Industrial Development Authority, Methodist Retire Home, Series B (RB) 5.00%, 11/15/46	5,352		4,307,064
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Series B (TA) (AGM) 5.00%, 02/01/28 (c)	4,475		3,675,594
Kansas City Missouri, International Airport Terminal Modernization Project, Series B (RB) (AMBAC) 5.00%, 03/01/29 (c)	1,000		1,071,313
Kirkwood Industrial Development Authority, Missouri Retirement Community, Series A (RB) 5.25%, 05/15/27 (c)	500		505,492
Lees Summit Industrial Development Authority, John Knox Village, Series A (RB)
5.00%, 08/15/24 (c)	1,550		1,589,495
5.00%, 08/15/25 (c)	2,000		2,044,183
Rolla Industrial Development Authority, Westside Marketplace Redevelopment Project, Series A (TA) 5.38%, 05/01/25 (c)	860		781,181
St. Joseph Industrial Development Authority, Missouri Healthcare, Series A (RB) 5.00%, 01/01/26 (c)	1,000		876,689
St. Louis County, Industrial Development Authority, Friendship Village St. Louis Obligated Group, Series A (RB) 5.00%, 09/01/25 (c)	500		511,667
St. Louis County, Industrial Development Authority, St. Andrew’s Resources, Series A (RB) 5.00%, 12/01/25 (c)	150		153,293
			28,543,822

See Notes to Financial Statements

41

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Montana: 0.0%
Montana Facility Finance Authority, Kalispell Regional Medical Center, Series B (RB) 4.12%, 07/01/28 (c)	$500		$503,481
Nebraska: 0.2%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB) 5.00%, 09/01/36	500		555,349
Central Plains Energy Project, Gas Project Crossover, Series A (RB)
5.00%, 09/01/34	1,000		1,112,650
5.00%, 09/01/42	2,850		3,125,775
			4,793,774
Nevada: 0.3%
City of Las Vegas, Special Improvement District No. 814 (SA)
4.00%, 06/01/29 (c)	555		499,876
4.00%, 06/01/29 (c)	250		230,933
City of Reno, Sales Tax, Transportation Rail Access Corridor Project (RB) (AGM) 0.00%, 07/01/38 (c) ^	6,000		676,489
City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 05/31/22 (c)	1,380		1,215,739
Clark County, Nevada Airport System Subordinate Lien, Series A-2 (RB) 5.00%, 07/01/27 (c)	1,050		1,135,935
Clark County, Nevada School District, Series B (GO) (BAM) 3.00%, 06/15/31 (c)	2,000		1,794,520
Clark County, Special Improvement District No. 159 (SA) 5.00%, 08/01/25 (c)	170		173,906
Henderson Local Improvement District No. T-18 (SA) 4.00%, 09/01/26 (c)	625		598,067
North Las Vegas, Special Improvement District No. 64 (SA) 4.62%, 12/01/28 (c)	235		234,151
North Las Vegas, Special Improvement District No. 64 (SA) (SAW) 4.62%, 12/01/28 (c)	485		487,819
State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB)
5.00%, 12/15/25 (c)	1,000		1,035,363
5.00%, 12/15/25 (c)	400		412,512
5.00%, 12/15/25 (c)	500		509,404
5.12%, 12/15/25 (c)	1,000		1,023,948
			10,028,662
	Par
	(000’s	)	Value
New Hampshire: 0.4%
National Finance Authority, Ascentria Care Alliance Project (RB) 5.00%, 07/01/28 (c)	$1,220		$1,099,176
National Finance Authority, Covanta Project, Series B (RB) 4.62%, 07/01/23 (c)	4,000		3,843,731
National Finance Authority, Resource Recovery, Series A (RB) 3.62%, 07/02/40 (c) (p)	5		4,276
National Finance Authority, Springpoints Living Project (RB) 4.00%, 01/01/26 (c)	2,000		1,824,728
National Finance Authority, The Vista Project, Series A (RB)
5.62%, 07/01/25 (c)	1,600		1,551,588
5.75%, 07/01/25 (c)	2,750		2,675,172
New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB)
6.12%, 07/01/24 (c) (d) *	1,500		750,000
6.12%, 07/01/24 (c) (d) *	1,000		500,000
6.25%, 07/01/24 (c) (d) *	500		250,000
			12,498,671
New Jersey: 7.2%
Camden County, New Jersey Improvement Authority, Series A (RB) 5.00%, 02/15/24 (c)	150		156,072
Casino Reinvestment Development Authority (RB)
5.25%, 11/01/24 (c)	1,410		1,466,733
5.25%, 11/01/24 (c)	2,450		2,543,660
City of Atlantic City, New Jersey (GO) 5.00%, 12/01/23 (c)	65		65,283
Gloucester County, Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	1,395		1,448,576
New Jersey Economic Development Authority (RB) 4.00%, 12/15/30 (c)	1,000		944,723
New Jersey Economic Development Authority, Bancroft Neurohealth Project, Series A (RB) 5.00%, 06/01/26 (c)	470		483,055
New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
5.12%, 08/20/22 (c)	4,870		4,951,867
5.25%, 08/20/22 (c)	1,000		1,014,664
5.50%, 06/20/23 (c)	60		61,962
5.62%, 03/05/24 (c)	285		298,585
5.62%, 03/05/24 (c)	2,035		2,131,999

See Notes to Financial Statements

42

	Par
	(000’s	)	Value
New Jersey (continued)
5.75%, 09/15/22 (c)	$4,825		$4,865,075
New Jersey Economic Development Authority, Health Department and Taxation Division Office Project, Series A (RB)
5.00%, 12/15/27 (c)	1,130		1,192,512
5.00%, 12/15/27 (c)	500		522,905
New Jersey Economic Development Authority, Kapkowski Road Landfill Reclamation Improvement District Project (SA) 5.75%, 04/01/31	55		52,239
New Jersey Economic Development Authority, Lions Gate Project (RB)
4.88%, 01/01/24 (c)	655		652,199
5.00%, 01/01/24 (c)	500		487,040
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB)
4.00%, 07/01/27 (c)	2,000		1,982,049
4.00%, 07/01/27 (c)	1,640		1,653,414
5.00%, 07/01/27 (c)	1,890		2,017,188
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series B (RB) (XLCA) 0.00%, 07/01/26 ^	515		448,321
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	1,250		1,299,027
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB)
4.00%, 11/01/25	120		124,157
5.00%, 11/01/24	500		525,829
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	2,000		2,164,773
New Jersey Economic Development Authority, Rowan University Student Housing Project, Series A (RB) 5.00%, 01/01/25 (c)	1,000		1,005,124
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB)
5.00%, 12/15/26 (c)	305		325,395
5.00%, 12/15/26 (c)	725		773,986
5.00%, 12/15/26 (c)	2,185		2,307,544
	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB)
4.75%, 12/15/26 (c)	$2,545		$2,791,648
5.50%, 12/15/26 (c)	165		186,353
New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB)
4.00%, 06/15/27 (c)	1,000		982,197
5.00%, 06/15/27 (c)	780		869,417
New Jersey Economic Development Authority, School Facilities Construction, Series II (RB)
5.00%, 05/25/22 (c)	10		10,038
5.00%, 05/25/22 (c)	470		470,704
New Jersey Economic Development Authority, School Facilities Construction, Series KK (RB) 5.00%, 09/01/22 (c)	125		125,977
New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB)
5.00%, 12/15/29 (c)	1,000		1,047,014
5.00%, 12/15/29 (c)	600		640,671
5.00%, 12/15/29 (c)	2,125		2,258,334
New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 12/15/29 (c)	500		493,625
New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB)
5.00%, 03/01/23 (c)	15		15,278
5.00%, 03/01/23 (c)	1,750		1,783,084
5.00%, 03/01/23 (c)	1,565		1,595,565
5.00%, 03/01/23 (c)	285		292,089
5.00%, 03/01/23 (c)	1,335		1,359,947
New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB)
5.00%, 06/15/24 (c)	100		104,402
5.00%, 06/15/24 (c)	580		611,269
5.00%, 06/15/24 (c)	920		960,498
5.00%, 06/15/24 (c)	140		147,548
New Jersey Economic Development Authority, School Facilities Construction, Series QQQ (RB)
4.00%, 12/15/29 (c)	205		191,516
4.00%, 12/15/30 (c)	2,690		2,648,670
4.00%, 12/15/30 (c)	600		587,083

See Notes to Financial Statements

43

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New Jersey (continued)
4.00%, 12/15/30 (c)	$600		$581,675
4.00%, 12/15/30 (c)	700		691,075
4.00%, 12/15/30 (c)	2,380		2,316,513
New Jersey Economic Development Authority, School Facilities Construction, Series RR (RB) 5.00%, 06/15/24 (c)	620		653,426
New Jersey Economic Development Authority, School Facilities Construction, Series UU (RB)
5.00%, 06/15/24 (c)	2,500		2,570,706
5.00%, 06/15/24 (c)	875		904,607
New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB)
5.00%, 06/15/25 (c)	765		802,960
5.00%, 06/15/25 (c)	680		714,228
5.00%, 06/15/25 (c)	1,235		1,297,824
5.00%, 06/15/25 (c)	630		659,134
5.25%, 06/15/25 (c)	1,055		1,141,691
5.25%, 06/15/25 (c)	435		463,845
New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
4.00%, 06/15/24	220		225,345
4.25%, 06/15/25 (c)	885		918,527
4.38%, 06/15/25 (c)	420		436,599
5.00%, 06/15/24	1,080		1,128,274
5.00%, 06/15/25 (c)	105		111,411
New Jersey Economic Development Authority, Stevens Institute of Technology, Series A (RB) 3.00%, 07/01/30 (c)	1,000		773,063
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project (RB)
5.12%, 01/01/24 (c)	350		359,764
5.25%, 01/01/24 (c)	1,000		1,037,402
5.38%, 01/01/24 (c)	900		925,327
5.50%, 01/01/24 (c)	500		520,103
New Jersey Economic Development Authority, United Airlines Inc. (RB) 5.50%, 05/31/22 (c)	1,000		1,000,438
New Jersey Economic Development Authority, West Campus Housing, LLC - New Jersey City University Student Housing Project, Series A (RB)
4.12%, 07/01/25 (c)	150		140,327
5.00%, 07/01/25 (c)	2,065		2,035,585
	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
5.00%, 06/15/23	$515		$530,837
5.00%, 06/15/24	1,565		1,634,953
New Jersey Educational Facilities Authority, Higher Educational Capital Improvement, Series A (RB) 5.00%, 09/01/24 (c)	330		345,793
New Jersey Educational Facilities Authority, Rider University, Series F (RB) 5.00%, 07/01/27 (c)	1,490		1,458,519
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB)
5.00%, 10/01/25	1,000		1,066,361
5.00%, 04/01/28 (c)	500		543,862
5.00%, 04/01/28 (c)	1,000		1,061,647
New Jersey Health Care Facilities Financing Authority, St. Peter’s University System (RB) 6.00%, 05/31/22 (c)	170		170,280
New Jersey Transportation Trust Fund Authority, Series A (RB)
0.00%, 12/15/25 ^	230		202,766
0.00%, 12/15/25 ^	270		238,030
0.00%, 12/15/26 ^	575		487,341
0.00%, 12/15/28 ^	4,440		3,454,427
0.00%, 12/15/29 ^	1,905		1,417,955
0.00%, 12/15/30 ^	3,210		2,282,471
0.00%, 12/15/32 ^	2,500		1,609,047
0.00%, 12/15/33 ^	1,190		726,861
0.00%, 12/15/33 ^	705		430,620
0.00%, 12/15/34 ^	1,265		734,174
0.00%, 12/15/34 ^	915		531,043
0.00%, 12/15/35 ^	1,535		845,684
0.00%, 12/15/37 ^	1,115		553,877
0.00%, 12/15/38 ^	605		284,358
0.00%, 12/15/38 ^	1,500		705,021
4.00%, 12/15/28 (c)	695		706,793
4.00%, 06/15/31 (c)	3,140		3,099,966
5.00%, 12/15/26	2,850		3,084,148
5.00%, 12/15/28 (c)	6,400		6,834,462
5.00%, 12/15/28 (c)	1,500		1,594,475
5.00%, 12/15/28 (c)	1,240		1,329,435
5.00%, 12/15/28	200		219,230
5.00%, 12/15/28 (c)	2,070		2,233,609
5.00%, 12/15/29 (c)	385		409,157
5.00%, 06/15/22 (c)	6,835		6,864,918
5.00%, 06/15/24	1,100		1,149,169
5.00%, 06/15/31 (c)	1,370		1,478,051
5.00%, 06/15/31	1,000		1,097,264
5.00%, 06/15/31 (c)	1,600		1,741,347
5.25%, 12/15/23	100		104,101

See Notes to Financial Statements

44

	Par
	(000’s	)	Value
New Jersey (continued)
5.50%, 12/15/23	$205		$214,212
New Jersey Transportation Trust Fund Authority, Series A (RB) (BAM) 4.25%, 12/15/28 (c)	1,180		1,184,369
New Jersey Transportation Trust Fund Authority, Series AA (RB)
3.75%, 12/15/28 (c)	525		511,384
4.00%, 12/15/30 (c)	7,000		6,650,308
4.00%, 06/15/22 (c)	220		220,695
4.25%, 06/15/24 (c)	1,045		1,033,987
4.50%, 12/15/28 (c)	4,600		4,621,140
4.75%, 06/15/25 (c)	1,375		1,402,755
4.75%, 06/15/25 (c)	150		153,469
5.00%, 12/15/30 (c)	2,000		2,109,569
5.00%, 06/15/22 (c)	425		426,835
5.00%, 06/15/22 (c)	265		266,144
5.00%, 06/15/22 (c)	2,375		2,385,254
5.00%, 06/15/22 (c)	5,810		5,835,085
5.00%, 06/15/23 (c)	135		138,356
5.00%, 06/15/23 (c)	640		653,163
5.00%, 06/15/23 (c)	200		205,008
5.00%, 06/15/23 (c)	1,330		1,354,571
5.00%, 06/15/24 (c)	1,620		1,670,967
5.00%, 06/15/24 (c)	1,195		1,226,346
5.00%, 06/15/25 (c)	665		689,505
5.00%, 06/15/25 (c)	340		352,268
5.25%, 12/15/28 (c)	5,040		5,369,077
5.25%, 06/15/23 (c)	925		948,299
5.25%, 06/15/23 (c)	130		133,126
5.25%, 06/15/25 (c)	505		529,093
New Jersey Transportation Trust Fund Authority, Series BB (RB)
4.00%, 12/15/28 (c)	1,140		1,122,485
4.00%, 12/15/31 (c)	5,000		4,723,612
5.00%, 12/15/28 (c)	505		552,080
5.00%, 12/15/28 (c)	1,000		1,087,875
5.00%, 06/15/31 (c)	1,500		1,632,512
New Jersey Transportation Trust Fund Authority, Series C (RB) 5.25%, 12/15/24 (c)	2,245		2,355,773
New Jersey Transportation Trust Fund Authority, Series C (RB) (AMBAC)
0.00%, 12/15/24 ^	430		395,707
0.00%, 12/15/25 ^	250		221,813
0.00%, 12/15/26 ^	1,210		1,033,944
0.00%, 12/15/28 ^	185		145,532
0.00%, 12/15/35 ^	5,475		3,081,373
New Jersey Transportation Trust Fund Authority, Series C (RB) (NATL) 0.00%, 12/15/31 ^	365		250,251
	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Series D (RB)
5.00%, 12/15/24	$960		$1,011,859
5.00%, 12/15/24 (c)	1,620		1,689,858
5.25%, 12/15/23	675		702,681
Newark Housing Port Authority, Marine Terminal Redevelopment Project (RB) (NATL) 5.25%, 01/01/27	100		108,188
South Jersey Port Corp., Marine Terminal, Series B (RB)
5.00%, 01/01/28 (c)	360		378,181
5.00%, 01/01/28 (c)	2,000		2,068,735
5.00%, 01/01/28 (c)	1,000		1,026,633
5.00%, 01/01/28 (c)	750		784,487
South Jersey Transportation Authority, Series A (RB) (BAM) 5.00%, 11/01/30 (c)	500		556,488
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/28 (c)	5,410		5,686,211
Tobacco Settlement Financing Corp., Series B (RB) 5.00%, 06/01/28 (c)	12,330		12,874,042
			217,586,089
New Mexico: 0.1%
New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group -LA Vida Llena Expansion Project, Series A (RB) 5.00%, 07/01/26 (c)	4,480		4,343,710
New York: 8.8%
Brooklyn Arena Local Development Corp., Barclays Center (RB)
0.00%, 07/15/32 ^	395		253,902
0.00%, 07/15/33 ^	370		226,503
0.00%, 07/15/47 ^	180		54,738
Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
5.00%, 01/15/27 (c)	5,040		5,286,737
5.00%, 07/15/26	345		371,176
Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB)
5.00%, 12/31/28	5,610		5,528,525
5.25%, 12/31/28 (c)	9,700		9,363,075
5.50%, 12/31/28 (c)	4,700		4,407,809
Build NYC Resource Corp., Metropolitan College of New York Project (RB) 5.25%, 11/01/24 (c)	250		261,581

See Notes to Financial Statements

45

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New York (continued)
Build NYC Resource Corp., Pratt Paper, Inc. Project (RB) 5.00%, 11/01/24 (c)	$1,560		$1,607,897
Build NYC Resource Corp., Richmond University Medical Center Project, Series A (RB) 5.62%, 12/01/28 (c)	5,200		5,309,937
Build NYC Resource Corp., Shefa School Project, Series A (RB) (SAW) 5.00%, 06/15/31 (c)	2,000		2,039,512
Build NYC Resource Corporation, New World Preparatory Chapter School Project, Series A (RB) 4.00%, 06/15/31	300		289,743
City of Albany Capital Resources Corp., College of Saint Rose Project (RB) 4.00%, 07/01/31 (c)	1,000		850,055
City of Troy Capital Resource Corp., Series A (RB) 4.00%, 09/01/30 (c)	1,250		1,231,860
Dormitory Authority of the State of New York, Montefiore Medical Center, Series A (RB)
4.00%, 08/01/28 (c)	2,000		1,935,058
4.00%, 08/01/28 (c)	2,000		1,910,957
4.00%, 08/01/28 (c)	1,000		960,071
Dutchess County Local Development Corp., Bard College Project, Series A (RB)
5.00%, 07/01/30 (c)	1,500		1,578,929
5.00%, 07/01/30 (c)	8,370		8,687,467
5.00%, 07/01/30 (c)	1,000		1,043,496
Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB) 5.00%, 07/01/26 (c)	910		960,896
Erie Tobacco Asset Securitization Corp., Series A (RB) 5.00%, 05/31/22 (c)	5		5,121
Erie Tobacco Asset Securitization Corp., Series C (RB) 0.00%, 05/31/22 (c) ^	19,750		2,434,154
Glen Cove Local Economic Assistance Corp., Garvies Point Public Improvement Project, Series A (RB) 5.00%, 01/01/27 (c)	2,050		1,985,016
Metropolitan Transportation Authority, Series A (RB) 4.00%, 05/15/30 (c)	3,500		3,309,562
	Par
	(000’s	)	Value
New York (continued)
Monroe County Industrial Development Corp., Rochester regional Health Project, Series A (RB)
3.00%, 12/01/30 (c)	$5		$3,845
5.00%, 12/01/30 (c)	500		562,943
Nassau County Tobacco Settlement Corp., Series A-2 (RB) 5.25%, 05/16/22 (c)	3,285		3,365,563
Nassau County Tobacco Settlement Corp., Series A-3 (RB) 5.12%, 05/16/22 (c)	3,905		3,964,700
New Rochelle Industrial Development Agency (RB)
5.25%, 07/01/22 (c) (d) *	1,352		27,032
5.50%, 07/01/19 (c) (d) *	62		1,238
New York City Housing Development Corp., Multi- Family Housing, Series F (RB) 4.50%, 05/15/24 (c)	4,500		4,445,151
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series A (RB) (AGM) 3.00%, 01/01/31 (c)	1,000		811,819
New York Counties Tobacco Trust IV, Series A (RB)
0.00%, 05/16/22 (c) ^	46,000		3,326,816
0.00%, 05/16/22 (c) ^	1,640		634,147
3.75%, 06/01/26 (c)	500		415,573
5.00%, 05/16/22 (c)	5		4,991
New York Counties Tobacco Trust IV, Series E (RB) 0.00%, 05/16/22 (c) ^	5		351
New York Counties Tobacco Trust VI (RB) 5.00%, 06/01/26 (c)	2,000		2,051,786
New York Liberty Development Corp., 3 World Trade Center Project (RB)
5.00%, 11/15/24 (c)	22,275		22,511,919
5.15%, 11/15/24 (c)	5,710		5,847,262
5.38%, 11/15/24 (c)	3,700		3,790,874
7.25%, 11/15/24 (c)	10,000		10,232,977
New York Liberty Development Corp., 4 World Trade Center Project, Series A (RB) 2.88%, 11/15/31 (c)	1,000		774,706
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Series 3 (RB) 2.80%, 03/15/29 (c)	7,000		6,464,120
New York State Dormitory Authority, CUNY Student Housing Project (RB) (AMBAC) 5.50%, 07/01/35	480		520,822

See Notes to Financial Statements

46

	Par
	(000’s	)	Value
New York (continued)
New York State Dormitory Authority, Fit Student Housing Corp. (RB) (NATL) 5.25%, 07/01/31	$150		$156,022
New York State Dormitory Authority, Montefiore Obligated Group, Series A (RB)
5.00%, 08/01/27	3,500		3,688,248
5.00%, 08/01/28 (c)	800		840,029
New York State Dormitory Authority, Pace University, Series A (RB) 4.25%, 05/01/23 (c)	200		200,479
New York State Dormitory Authority, Series A (RB) 5.00%, 01/01/27 (c)	1,370		1,474,671
New York State Dormitory Authority, Yeshiva University, Series A (RB) 5.00%, 05/31/22 (c)	50		48,474
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
2.25%, 08/01/26	2,000		1,870,875
5.00%, 05/20/22 (c)	8,640		8,544,936
5.00%, 05/20/22 (c)	7,350		7,307,860
5.25%, 08/01/30 (c)	3,050		3,225,215
5.38%, 08/01/30 (c)	2,650		2,912,281
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
4.00%, 10/01/30	8,665		8,549,040
4.38%, 10/01/30 (c)	4,550		4,370,522
5.00%, 01/01/28 (c)	1,000		1,049,902
5.00%, 01/01/28 (c)	160		168,274
5.00%, 01/01/28 (c)	1,600		1,687,922
5.00%, 10/01/30 (c)	8,500		8,915,918
5.00%, 10/01/30 (c)	8,650		9,164,137
New York Transportation Development Corp., John F. Kennedy International Airport Project (RB) 3.00%, 08/01/31	2,000		1,855,549
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Series A (RB)
4.00%, 07/01/24 (c)	1,000		1,003,853
5.00%, 07/01/24 (c)	420		438,655
5.00%, 07/01/24 (c)	230		238,421
5.00%, 07/01/24 (c)	8,130		8,382,812
5.25%, 07/01/24 (c)	2,225		2,290,013
	Par
	(000’s	)	Value
New York (continued)
New York Transportation Development Corp., New York State Thruway Service Areas Project (RB) 4.00%, 10/31/31 (c)	$1,000		$978,376
Niagara Area Development Corp., New York Solid Waste Disposal Facility, Series A (RB) 4.75%, 07/01/23 (c)	4,000		3,907,770
Otsego County Capital Resource Corp., Hartwick College Project, Series A (RB) 5.00%, 10/01/25 (c)	355		318,438
Suffolk Tobacco Asset Securitization Corp., Series A-2 (RB) 4.00%, 06/01/31 (c)	3,250		3,153,764
Suffolk Tobacco Asset Securitization Corp., Series B-1 (RB) 4.00%, 06/01/31 (c)	4,600		4,290,843
Suffolk Tobacco Asset Securitization Corp., Series B-2 (RB) 0.00%, 06/01/31 (c) ^	10,515		1,192,453
Syracuse Industrial Development Agency, Carousel Center Project, Series A (RB) 5.00%, 01/01/26 (c)	200		157,655
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB) 5.00%, 06/01/23	1,500		1,496,987
TSASC, Inc., Tobacco Settlement Bonds, Series B (RB)
5.00%, 06/01/27 (c)	17,535		17,761,624
5.00%, 06/01/27 (c)	9,860		9,943,132
Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB)
4.00%, 09/15/24 (c)	725		681,975
5.00%, 09/15/24 (c)	400		341,162
5.25%, 09/15/24 (c)	1,000		841,995
5.25%, 09/15/24 (c)	180		142,449
Westchester County Local Development Corp., Medical Center (RB) 5.00%, 11/01/25 (c)	255		271,091
Westchester County Local Development Corp., Purchase Senior Learning Community Inc., Project, Series A (RB)
5.00%, 07/01/27 (c)	1,000		937,330
5.00%, 07/01/27 (c)	3,000		2,739,770
5.00%, 07/01/27 (c)	1,000		960,612
Westchester Tobacco Asset Securitization Corp., Series C (RB) 5.00%, 06/01/23 (c)	4,575		4,599,595

See Notes to Financial Statements

47

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New York (continued)
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) 5.00%, 10/15/29 (c)	$275		$275,162
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) (AGM) 5.00%, 10/15/29 (c)	315		321,072
			265,349,775
North Carolina: 0.5%
North Carolina Department of Transportation, I-77 Hot Lanes Project (RB)
5.00%, 06/30/25 (c)	1,000		1,023,947
5.00%, 06/30/25 (c)	1,430		1,448,642
North Carolina Medical Care Commission Health Care Facilities, Series A (RB) 4.00%, 01/01/30 (c)	1,455		1,429,513
North Carolina Medical Care Commission, Pennybyrn at Maryfield (RB) 5.00%, 10/01/25	120		122,969
North Carolina Medical Care Commission, Retirement Facilities (RB)
4.70%, 07/01/25 (c)	550		551,408
5.00%, 10/01/24 (c)	250		255,945
5.00%, 10/01/24 (c)	250		253,543
North Carolina Medical Care Commission, Retirement Facilities, Series A (RB) 5.00%, 10/01/24 (c)	165		169,723
North Carolina Medical Care Commission, Retirement Facilities, Series A (RB) (AGM)
5.00%, 07/01/26 (c)	385		389,362
5.00%, 07/01/26 (c)	250		254,196
North Carolina Medical Care Commission, Salemtowne Project (RB) 5.25%, 10/01/25 (c)	465		474,716
North Carolina Turnpike Authority, Triangle Expressway System (RB)
4.00%, 01/01/30 (c)	1,250		1,214,369
5.00%, 01/01/27 (c)	1,000		1,074,778
5.00%, 01/01/30 (c)	1,400		1,504,384
5.00%, 01/01/30 (c)	1,705		1,815,612
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM)
5.00%, 01/01/29 (c)	100		112,667
5.00%, 01/01/30 (c)	1,250		1,375,223
	Par
	(000’s	)	Value
North Carolina (continued)
North Carolina Turnpike Authority, Triangle Expressway System (RB) (BAM) 5.00%, 02/01/24	$3,000		$3,114,623
			16,585,620
North Dakota: 0.2%
City of Grand Forks, Altru Health System (RB) (AGM) 4.00%, 12/01/31 (c)	1,000		980,796
City of Williston, Eagle Crest Apartments LLC Project (RB)
6.25%, 09/01/23 (d) *	615		307,500
7.75%, 09/01/23 (c) (d) *	1,285		642,500
County of Grand Forks, Red River Biorefinery, LLC Project, Series A (RB) 7.00%, 06/15/26 (c)	5,500		3,291,180
County of Ward, Health Care Facilities, Trinity Obligated Group, Series C (RB) 5.00%, 06/01/28 (c)	750		793,914
University of North Dakota, Certificates of Participation, Housing Infrastructure Project, Series A (CP) (AGM) 3.00%, 06/01/30 (c)	1,290		927,612
			6,943,502
Northern Mariana Islands: 0.1%
Commonwealth of the Northern Mariana Islands, Series A (GO) (AGM) 5.00%, 05/31/22 (c)	4,900		4,547,013
Ohio: 4.1%
Akron Bath Copley Joint Township Hospital District, Summa Health System (RB) 5.25%, 11/15/26 (c)	500		533,127
Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB)
3.00%, 06/01/30 (c)	1,480		1,089,628
4.00%, 06/01/30 (c)	1,000		936,808
Buckeye Tobacco Settlement Financing Authority, Series B-2 (RB) 5.00%, 06/01/30 (c)	79,350		77,290,836
Buckeye Tobacco Settlement Financing Authority, Series B-3 (RB) 0.00%, 06/01/30 (c) ^	35,000		4,646,642
Cleveland Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project (RB) 5.00%, 12/01/28	900		941,199
Columbus-Franklin County Finance Authority (RB) (SBG) 6.50%, 03/01/25 (c)	3,900		3,385,801

See Notes to Financial Statements

48

	Par
	(000’s	)	Value
Ohio (continued)
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
4.75%, 02/15/27 (c)	$340		$346,815
5.25%, 02/15/27 (c)	1,750		1,863,022
County of Lukas, Ohio Hospital, Promedica Healthcare, Series A (RB) (AGM) 5.25%, 11/15/28 (c)	5,410		5,850,982
County of Montgomery, Premier Health Partners Obligated Group, Series A (RB)
4.00%, 11/15/29 (c)	3,940		3,863,123
4.00%, 11/15/29 (c)	2,250		2,172,390
Greater Cincinnati Development Authority, Convention Center Hotel Acquisition and Demolition Project, Series A (RB) 3.00%, 05/31/22 (c)	3,000		2,983,837
Muskingum County, Ohio Hospital Facilities, Genesis HealthCare System Project (RB)
5.00%, 02/15/23 (c)	1,530		1,530,492
5.00%, 02/15/23 (c)	490		490,511
5.00%, 02/15/23 (c)	490		491,872
Ohio Air Quality Development Authority, American Electric Co. Project, Series B (RB) 2.60%, 10/01/29 (c) (p)	2,500		2,330,423
Ohio Air Quality Development Authority, AMG Vanadium Project (RB) 5.00%, 07/01/29 (c)	4,315		4,251,641
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB) 3.25%, 09/01/29	5,500		5,120,982
Ohio Air Quality Development Authority, Pratt Paper LLC Project (RB) 4.25%, 01/15/28 (c)	500		483,817
Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.38%, 05/31/22 (c)	1,100		1,101,533
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health System Obligated Group Project (RB)
5.00%, 12/01/24 (c)	250		252,302
5.00%, 12/01/24 (c)	245		248,861
5.50%, 12/01/24 (c)	70		71,914
5.75%, 12/01/22 (c)	710		717,844
6.00%, 12/01/22 (c)	570		576,060
	Par
	(000’s	)	Value
Ohio (continued)
Southern Ohio Port Authority, PureCycle Project, Series A (RB) 7.00%, 12/01/27 (c)	$1,065		$983,399
			124,555,861
Oklahoma: 1.0%
Comanche County Hospital Authority, Series A (RB)
4.25%, 07/01/22 (c)	300		301,433
5.00%, 07/01/22 (c)	210		211,255
Holdenville Public Works Authority, Series A (RB) 4.38%, 11/01/24 (c)	605		430,405
Holdenville Public Works Authority, Series A (RB) (AGM) 4.30%, 11/01/24 (c)	780		569,932
Norman Regional Hospital Authority (RB)
3.25%, 09/01/29 (c)	340		305,690
4.00%, 09/01/26 (c)	150		150,166
4.00%, 09/01/29 (c)	2,000		1,939,963
Oklahoma County Finance Authority, Epworth Villa Project, Series A (RB)
5.00%, 04/01/23 (d) *	90		76,500
5.00%, 05/31/22 (c)	825		701,250
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
5.00%, 08/15/28 (c)	700		718,851
5.25%, 08/15/28 (c)	2,900		3,002,367
5.25%, 08/15/28 (c)	6,000		6,191,214
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB) (AGM)
5.50%, 08/15/28 (c)	1,300		1,368,908
5.50%, 08/15/28 (c)	10,070		10,581,290
Rogers County Industrial Development Authority (RB) 3.62%, 04/01/25 (c)	375		348,156
Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/25 (c) (p)	2,125		2,186,517
			29,083,897
Oregon: 0.2%
Asante Health System Obligated Group, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A (RB) (AGM) 4.00%, 08/15/30 (c)	1,300		1,274,271
Yamhill County Hospital Authority, Friendsview Retirement Community, Series A (RB)
5.00%, 11/15/24 (c)	1,000		963,046

See Notes to Financial Statements

49

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Oregon (continued)
5.00%, 11/15/28 (c)	$3,500		$3,195,476
			5,432,793
Pennsylvania: 3.5%
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Issue, Series A (RB) 5.00%, 04/01/28 (c)	5,000		5,366,623
Allegheny County Industrial Development Authority, United States Steel Corp. Project (RB) 4.88%, 11/01/24	200		206,080
Allentown Neighborhood Improvement Zone Development Authority (RB)
5.00%, 05/01/27 (c)	2,000		2,085,132
5.00%, 05/01/27 (c)	250		263,543
5.00%, 05/01/28	895		955,551
5.00%, 05/01/28	1,000		1,070,295
5.00%, 05/01/28 (c)	250		264,955
5.38%, 05/01/28 (c)	1,000		1,064,092
Allentown Neighborhood Improvement Zone Development Authority, Series A (RB) 5.00%, 05/01/22 (c)	150		150,000
Berks County Industrial Development Authority, Tower Health Project (RB)
5.00%, 11/01/24	500		513,161
5.00%, 11/01/26	120		124,950
5.00%, 11/01/27 (c)	110		111,492
5.00%, 11/01/27 (c)	1,000		1,029,455
5.00%, 11/01/27 (c)	470		489,373
Berks County Municipal Authority, Reading Hospital and Medical Center Project, Series A (RB) 5.00%, 05/20/22 (c)	1,000		995,585
Berks County Municipal Authority, Tower Health Project (RB) 4.00%, 11/01/27 (c)	3,130		2,504,736
Berks County Municipal Authority, Tower Health Project, Series A (RB) 5.00%, 02/01/30	860		905,523
Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 02/01/27 (c) (p)	6,000		6,123,093
Berks County Municipal Authority, Tower Health Project, Series B-3 (RB) 5.00%, 02/01/30 (c) (p)	670		684,045
	Par
	(000’s	)	Value
Pennsylvania (continued)
Bucks County Industrial Development Authority Hospital (RB)
4.00%, 07/01/31 (c)	$3,500		$3,159,828
5.00%, 07/01/31 (c)	1,500		1,542,078
Central Texas Regional Mobility Authority, Subordinated Lien, Series G (RB) 6.00%, 10/01/24 (c)	1,000		1,043,856
Chester County Health and Education Facilities Authority, Immaculata University Project (RB) 5.00%, 11/01/27 (c)	430		362,571
Chester County Health and Education Facilities Authority, Simpson Senior Services Project (RB) 5.00%, 12/01/25 (c)	3,925		3,639,701
Chester County Health and Education Facilities Authority, Simpson Senior Services Project, Series A (RB) 5.25%, 12/01/25 (c)	440		432,389
Chester County Industrial Development Authority, Woodland at Greystone Project (SA)
5.00%, 03/01/28 (c)	1,400		1,441,233
5.12%, 03/01/28 (c)	5,287		5,435,304
City of Philadelphia, Series A (GO) 5.00%, 08/01/23	1,345		1,392,218
County of Cumberland, Diakon Lutheran Social Ministries (RB)
4.00%, 01/01/25 (c)	185		187,183
4.00%, 01/01/25 (c)	245		254,304
Crawford County Hospital Authority, Meadville Medical Center Project, Series A (RB)
6.00%, 06/01/26 (c)	440		459,799
6.00%, 06/01/26 (c)	1,440		1,501,465
Dauphin County General Authority University, Harrisburg University of Science and Technology Project (RB)
5.00%, 10/15/27	500		514,491
6.25%, 10/15/28 (c)	3,200		3,489,774
Delaware County Authority, Eastern University (RB) 5.25%, 10/01/22 (c)	315		315,351
Delaware County Industrial Development Authority, Chester Community Charter School Project, Series A (RB) 5.12%, 06/01/26 (c)	395		399,688

See Notes to Financial Statements

50

	Par
	(000’s	)	Value
Pennsylvania (continued)
Delaware River Port Authority, Port District Project (RB)
5.00%, 01/01/23 (c)	$1,080		$1,099,674
5.00%, 01/01/23 (c)	840		854,731
Delaware Valley, Pennsylvania Regional Finance Authority, Series A (RB) (AMBAC) 5.50%, 08/01/28	1,000		1,130,399
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project (RB)
5.00%, 12/01/25 (c)	215		205,999
5.00%, 12/01/25 (c)	500		483,994
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project (RB) (NATL) 5.00%, 12/01/25 (c)	1,900		1,824,229
Lancaster County Hospital Authority, Brethren Village Project (RB) 5.12%, 07/01/27 (c)	1,000		1,020,590
Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc. Project (RB)
5.00%, 03/01/27 (c)	425		408,315
5.00%, 03/01/27 (c)	425		420,032
5.00%, 03/01/27 (c)	310		302,152
Mercer County, Industrial Development Authority, Thiel College Project (RB) 6.12%, 10/01/25 (c)	810		791,287
Montgomery County Industrial Development Authority Health System, Albert Einstein Healthcare Network Issue, Series A (RB) 5.25%, 01/15/25 (c)	1,485		1,584,318
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB)
5.00%, 01/01/25 (c)	150		152,870
5.25%, 01/01/25 (c)	870		884,392
5.38%, 01/01/25 (c)	820		831,591
Moon Industrial Development Authority, Baptist Homes Society (RB)
5.62%, 07/01/25 (c)	300		306,012
5.75%, 07/01/25 (c)	2,000		2,033,273
6.00%, 07/01/25 (c)	590		598,742
Pennsylvania Economic Development Financing Authority, Energy Supply LLC Project, Series A (RB) 6.40%, 09/01/25 (c)	8,300		5,450,065
	Par
	(000’s	)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Tapestry Moon Senior Housing Project, Series A (RB)
6.50%, 12/01/28 (c) (d) *	$3,040		$1,216,000
6.75%, 12/01/28 (c) (d) *	6,470		2,588,000
Pennsylvania Economic Development Financing Authority, The Pennsylvania Rapid Bridge Replacement Project (RB)
4.12%, 06/30/26 (c)	1,685		1,692,562
5.00%, 12/31/23	125		130,479
5.00%, 12/31/24	550		575,402
5.00%, 12/31/25	1,105		1,171,314
5.00%, 06/30/26 (c)	575		608,725
5.00%, 06/30/26 (c)	500		520,472
5.00%, 06/30/26 (c)	1,485		1,581,243
5.00%, 06/30/26 (c)	410		431,979
Pennsylvania Higher Educational Facilities Authority, Delaware Valley College of Science and Agriculture Project, Series LL (RB)
4.00%, 11/01/22 (c)	425		429,831
5.00%, 11/01/22 (c)	250		254,068
Pennsylvania Higher Educational Facilities Authority, La Salle University (RB)
5.00%, 11/01/22 (c)	1,000		1,000,795
5.00%, 11/01/22 (c)	1,915		1,918,228
Pennsylvania Turnpike Commission, Turnpike Subordinate Bonds, Series A (RB) 3.00%, 12/01/30 (c)	1,000		855,334
Pennsylvania Turnpike Commission, Turnpike Subordinate Bonds, Series B (RB) 4.00%, 12/01/31 (c)	1,625		1,551,114
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB) 7.25%, 06/15/24 (c)	1,000		1,072,425
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A (RB)
6.38%, 06/01/25 (c)	440		446,775
6.50%, 06/01/25 (c)	440		446,380
6.62%, 06/01/25 (c)	415		421,631

See Notes to Financial Statements

51

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Independence Charter School West Project (RB) 5.00%, 12/15/26 (c)	$355		$360,680
Philadelphia Authority for Industrial Development, Independence Charter School West Project (RB) (SAW) 4.00%, 12/15/26 (c)	350		348,273
Philadelphia Authority for Industrial Development, Performing Arts, String Theory Charter School Project (RB)
5.00%, 06/15/28 (c)	1,000		1,000,034
5.00%, 06/15/28 (c)	500		506,277
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group (RB) 5.00%, 07/01/27 (c)	1,000		1,062,487
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group, Series A (RB)
5.00%, 07/01/27 (c)	220		233,745
5.00%, 07/01/27 (c)	1,240		1,321,007
5.62%, 07/01/22 (c)	5,020		5,055,031
5.62%, 07/01/22 (c)	2,190		2,205,282
School District of Philadelphia, Series A (GO) (AGM-CR FGIC ST AID WITHHLDG) 5.00%, 06/01/24	1,055		1,106,905
Scranton Redevelopment Authority, Series A (RB) 5.00%, 05/15/24 (c)	250		238,592
Susquehanna Area Regional Airport Authority, Series B (RB) 4.00%, 01/01/23 (c)	1,210		1,212,967
			104,425,619
Puerto Rico: 4.6%
Cofina Class 2 Trust (RB) (AMBAC) 0.00%, 08/01/47 ^	80		27,344
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
4.00%, 07/01/31 (c)	7,365		6,935,898
5.00%, 07/01/22 (c)	5,365		5,394,865
5.12%, 07/01/22 (c)	1,050		1,056,055
5.25%, 07/01/22 (c)	6,970		7,011,586
5.75%, 07/01/22 (c)	4,025		4,052,232
6.00%, 07/01/22 (c)	4,550		4,582,528
6.12%, 07/01/24	155		160,283
	Par
	(000’s	)	Value
Puerto Rico (continued)
Puerto Rico Commonwealth, Series A-1 (GO)
4.00%, 07/01/31 (c)	$7,000		$6,158,250
4.00%, 07/01/31 (c)	5,000		4,508,040
Puerto Rico Commonwealth, Series A-1 (GO) (BAM-TCRS)
4.00%, 07/01/31 (c)	2,000		1,854,351
4.00%, 07/01/31 (c)	2,000		1,802,910
4.00%, 07/01/31 (c)	2,000		1,859,602
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, AES Puerto Rico Project (RB) 6.62%, 05/31/22 (c)	100		103,371
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Ana G. Mendez University System Project (RB)
5.12%, 05/31/22 (c)	100		100,306
5.38%, 05/31/22 (c)	100		100,325
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, University Plaza Project, Series A (RB) (NATL) 5.00%, 07/01/22 (c)	20		20,114
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB)
0.00%, 07/01/24 ^	7,480		7,034,006
4.50%, 07/01/25 (c)	2,000		2,051,075
5.00%, 07/01/28 (c)	20,700		21,268,422
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AGC) 4.55%, 07/01/28 (c)	6,662		6,715,058
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AMBAC) 4.75%, 07/01/28 (c)	21,399		21,701,813
Puerto Rico Sales Tax Financing Corp., Series A-2 (RB)
4.33%, 07/01/28 (c)	14,258		14,131,566
4.33%, 07/01/28 (c)	10,960		10,862,811
4.55%, 07/01/28 (c)	5,000		5,039,822
4.78%, 07/01/28 (c)	5,869		5,962,533
			140,495,166
Rhode Island: 0.5%
Rhode Island Health and Educational Building Corp., Care New England Issue, Series B (RB)
5.00%, 09/01/26 (c)	3,750		3,909,816
5.00%, 09/01/26 (c)	500		526,663
5.00%, 09/01/26	100		106,553

See Notes to Financial Statements

52

	Par
	(000’s	)	Value
Rhode Island (continued)
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Issue (RB)
5.00%, 05/15/23	$250		$256,778
5.00%, 05/15/26 (c)	690		728,606
5.00%, 05/15/26 (c)	1,000		1,063,829
Tobacco Settlement Financing Corp., Series A (RB)
0.00%, 05/16/22 (c) ^	15,580		2,426,487
5.00%, 06/01/25 (c)	1,650		1,701,626
Tobacco Settlement Financing Corp., Series B (RB)
4.50%, 06/01/25 (c)	2,000		2,014,221
5.00%, 06/01/25 (c)	2,000		2,049,742
			14,784,321
South Carolina: 0.4%
Berkeley County, South Carolina Nexton Improvement District (SA) 4.38%, 11/01/29 (c)	800		787,966
South Carolina Jobs-Economic Development Authority (RB) (AGM) 5.00%, 04/01/24 (c)	1,000		1,015,607
South Carolina Jobs-Economic Development Authority, Hampton Medical Center Project (RB)
5.00%, 11/01/24 (c)	500		523,642
5.00%, 11/01/24 (c)	650		684,214
5.00%, 11/01/24 (c)	500		527,234
South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB)
5.75%, 12/15/26 (c)	500		532,840
5.75%, 12/15/26 (c)	500		527,043
South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Hopes (RB)
5.00%, 04/01/25 (c)	1,750		1,775,778
5.00%, 04/01/25 (c)	5,000		5,080,231
South Carolina Jobs-Economic Development Authority, The Lutheran Homes of South Carolina, Inc. (RB) 5.00%, 05/01/23 (c)	320		282,082
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB) 4.00%, 11/15/24 (c)	305		298,329
			12,034,966
South Dakota: 0.1%
City of Sioux Falls, Dow Rummel Village Project (RB)
5.00%, 11/01/26 (c)	750		755,696
5.00%, 11/01/26 (c)	500		455,321
	Par
	(000’s	)	Value
South Dakota (continued)
Lincoln County, South Dakota Economic Development Bonds, The Augustana College Association Project, Series A (RB)
4.00%, 08/01/31 (c)	$1,000		$859,162
4.00%, 08/01/31 (c)	1,100		961,031
			3,031,210
Tennessee: 0.6%
Blount County, Health and Educational Facilities Board, Series A (RB) 5.00%, 01/01/25 (c)	740		493,793
Bristol Industrial Development Board, Pinnacle Project, Series A (RB)
5.00%, 12/01/26 (c)	2,000		1,974,933
5.12%, 12/01/26 (c)	1,000		981,002
Chattanooga Health, Educational and Housing Facility Board, Series A-2 (RB) 5.00%, 08/01/29 (c)	310		334,305
Chattanooga-Hamilton County Hospital, Erlanger Health System, Series A (RB) 5.00%, 10/01/24 (c)	540		568,235
Knox County Health Educational and Housing Facility Board (RB)
4.00%, 09/01/26 (c)	295		291,468
4.00%, 09/01/26 (c)	290		277,473
5.00%, 04/01/27 (c)	380		407,972
Memphis-Shelby County Industrial Development Board, Graceland Project, Series A (TA) 5.50%, 07/01/27 (c)	1,100		867,994
Metropolitan Government of Nashville & Davidson County, South Nashville Central Business Improvement District, Series B (SA) 0.00%, 06/01/43 ^	1,000		317,488
Shelby County, Tennessee Health, Educational and Housing Facility Board, The Farms at Bailey Station, Series A (RB)
5.50%, 10/01/25 (c)	250		239,457
5.75%, 10/01/25 (c)	1,595		1,502,843
5.75%, 10/01/25 (c)	5,755		5,233,017
Tennessee Energy Acquisition Corp., Series B (RB) 5.62%, 09/01/26	4,200		4,573,060

See Notes to Financial Statements

53

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Tennessee (continued)
The Health, Educational and Housing Facility Board of the City of Chattanooga, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	$200		$194,842
			18,257,882
Texas: 5.2%
Angelina & Neches River Authority, Industrial Development Corp., Solid Waste Disposal and Wastewater Treatment Facilities, Series A (RB) 7.50%, 06/01/28 (c)	1,500		1,248,471
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) (SAW) 5.00%, 01/01/27	280		294,002
Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series B (RB)
5.00%, 01/01/26	715		723,605
5.00%, 01/01/27 (c)	500		496,482
Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series B (RB) (AGM) 5.00%, 01/01/23	800		805,549
Board of Managers, Joint Guadalupe County, City of Seguin Hospital (RB)
5.00%, 12/01/25 (c)	215		216,862
5.00%, 12/01/25 (c)	610		618,080
5.25%, 12/01/25 (c)	700		722,849
Brazoria County Industrial Development Corp., Texas Solid Waste Disposal Facilities, Gladieux Recycling, LLC Project (RB) (SAW) 8.50%, 03/01/26 (c)	5,320		4,859,723
Brazoria County Industrial Development Corp., Texas Solid Waste Disposal Facilities, Gladieux Recycling, LLC Project (RB) (SBG) 7.00%, 03/01/26 (c)	1,850		1,875,737
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Series A (RB) 3.62%, 07/01/24 (c)	2,700		2,630,116
Central Texas Regional Mobility Authority, Subordinated Lien, Series G (RB)
4.00%, 01/01/30 (c)	5,690		5,314,048
4.00%, 01/01/30 (c)	1,500		1,428,324
	Par
	(000’s	)	Value
Texas (continued)
Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	$775		$809,498
City of Houston, Airport System, United Airlines, Inc. Airport Improvement Projects, Series C (RB)
5.00%, 07/15/27	3,140		3,329,384
5.00%, 07/15/28	2,000		2,127,732
City of Houston, Continental Airlines, Inc., Terminal Improvement Projects (RB) 6.50%, 05/31/22 (c)	2,050		2,058,314
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
4.75%, 07/01/24	2,375		2,417,524
5.00%, 07/15/28	1,000		1,061,032
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-1 (RB)
5.00%, 07/15/25 (c)	2,600		2,700,378
5.00%, 07/15/25 (c)	650		674,498
City of Houston, Texas Airport System, Series A (RB) 4.00%, 07/01/31 (c)	1,600		1,539,570
Clifton Higher Education Finance Corp., Series A (RB)
5.12%, 08/15/25 (c)	730		767,844
5.50%, 08/15/25 (c)	610		645,747
Clifton Higher Education Finance Corp., Series D (RB)
5.75%, 08/15/25 (c)	500		534,739
6.00%, 08/15/25 (c)	500		535,855
Dallas County Flood Control District No. 1 (GO) 5.00%, 04/01/23 (c)	850		851,372
Dallas Fort Worth International Airport, Series B (RB) 4.12%, 11/01/22 (c)	6,800		6,800,603
Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	2,265		2,264,681
Harris County, Houston Sports Authority, Junior Lien, Series H (RB) (NATL)
0.00%, 11/15/23 ^	250		237,209
0.00%, 11/15/23 ^	675		650,146
0.00%, 11/15/25 ^	495		432,577
0.00%, 11/15/27 ^	590		472,096
0.00%, 11/15/29 ^	1,405		1,023,513
0.00%, 11/15/30 ^	115		79,770
0.00%, 11/15/31 (c) ^	170		62,621
0.00%, 11/15/31 (c) ^	120		60,838
0.00%, 11/15/31 (c) ^	350		156,281
0.00%, 11/15/31 (c) ^	705		432,544

See Notes to Financial Statements

54

	Par
	(000’s	)	Value
Texas (continued)
0.00%, 11/15/31 (c) ^	$145		$56,991
0.00%, 11/15/31 (c) ^	1,140		393,567
Harris County, Houston Sports Authority, Third Lien, Series A-3 (RB) (NATL)
0.00%, 11/15/24 (c) ^	335		157,438
0.00%, 11/15/24 (c) ^	100		59,698
Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB) (NATL)
5.12%, 02/15/24 (c) (d) *	700		546,000
5.12%, 02/15/24 (c) (d) *	2,680		2,090,400
Mission Economic Development Corp., Senior Lien, Natgasoline Project (RB) 4.62%, 05/20/22 (c)	11,500		11,895,794
New Hope Cultural Education Facilities Finance Corp., 4-K Housing, Inc. Stoney Brook Project, Series B (RB) 5.00%, 07/01/25 (c)	235		117,500
New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Series C (RB) 5.50%, 07/01/26 (c)	1,595		797,500
New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 5.00%, 07/01/24 (c)	230		208,857
New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 02/15/23 (c)	225		231,700
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project (RB) (SAW) 6.25%, 01/01/23 (c)	100		102,761
New Hope Cultural Education Facilities Finance Corp., MRC Senior Living - The Langford Project, Series A (RB)
5.38%, 11/15/26 (c)	975		949,580
5.50%, 11/15/26 (c)	750		714,141
New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
5.00%, 07/01/24	115		109,250
5.00%, 07/01/25 (c)	440		418,000
5.00%, 07/01/25 (c)	100		95,000
	Par
	(000’s	)	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project (RB) 5.25%, 10/01/25 (c)	$200		$195,724
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Series A-1 (RB)
5.00%, 12/01/26 (c)	1,000		953,651
5.00%, 12/01/26 (c)	2,045		1,956,512
New Hope Cultural Education Facilities Finance Corp., Sanctuary LTC Project, Series A-1 (RB)
5.25%, 01/01/28 (c)	4,500		4,191,604
5.50%, 01/01/28 (c)	8,045		7,427,373
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc. Project (RB)
5.00%, 01/01/26 (c)	250		208,178
5.00%, 01/01/26 (c)	250		211,983
North East Texas Regional Mobility Authority, Series A (RB) 5.00%, 01/01/26 (c)	1,050		1,088,949
North East Texas Regional Mobility Authority, Series B (RB)
5.00%, 01/01/26 (c)	600		619,774
5.00%, 01/01/26 (c)	400		415,493
Port Beaumont Navigation District, Allegiant Industrial Island Park Project (RB) 8.00%, 02/01/26 (c)	2,825		2,849,255
Port Beaumont Navigation District, Jefferson Gulf Coast Energy Project, Series A (RB)
2.75%, 07/01/23 (c)	2,000		1,615,315
2.88%, 07/01/23 (c)	3,080		2,285,565
3.00%, 07/01/23 (c)	6,000		4,135,815
Port Beaumont Navigation District, Jefferson Gulf Coast Energy Project, Series A (RB) (BAM)
3.62%, 05/31/22 (c)	1,000		908,068
4.00%, 05/31/22 (c)	8,835		7,425,156
Pottsboro Higher Education Finance Corp., Imagine International Academy of North Texas LLC, Series A (RB)
5.00%, 08/15/26 (c)	400		397,189
5.00%, 08/15/26 (c)	400		403,189
Reagan Hospital District, Series A (GO) 5.12%, 02/01/24 (c)	1,000		1,024,310

See Notes to Financial Statements

55

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Texas (continued)
Sanger Industrial Development Corp., Texas Pellets Project, Series B (RB) 8.00%, 07/01/22 (c) (d) *	$9,900		$2,475,000
Tarrant County Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project (RB) 5.00%, 05/15/24 (c)	125		127,326
Tarrant County Cultural Education Facilities Finance Corp., Buckner Senior Living, Ventana Project, Series A (RB)
6.62%, 05/15/27 (c)	3,850		4,076,179
6.75%, 05/15/27 (c)	2,100		2,218,715
Tarrant County Cultural Education Facilities Finance Corp., C.C. Young Memorial Home Project, Series A (RB) 6.38%, 02/15/27 (c) (d) *	535		363,800
Texas Municipal Gas Acquisition & Supply Corp. III (RB)
5.00%, 12/15/28	925		989,944
5.00%, 12/15/29	1,375		1,478,060
5.00%, 12/15/31	1,670		1,808,607
5.00%, 12/15/32	2,120		2,304,917
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC Project (RB)
5.00%, 12/31/25 (c)	230		241,642
5.00%, 12/31/25 (c)	460		480,873
5.00%, 12/31/25 (c)	250		260,622
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project (RB)
5.00%, 06/30/29 (c)	9,420		9,734,083
7.00%, 09/01/23 (c)	515		545,300
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project, Series A (RB)
4.00%, 12/31/29 (c)	500		502,577
5.00%, 12/31/29 (c)	1,300		1,412,265
Texas Transportation Commission, Central Texas Turnpike System, Series C (RB)
5.00%, 08/15/24 (c)	7,360		7,593,194
5.00%, 08/15/24 (c)	850		878,029
5.00%, 08/15/24 (c)	600		620,443
5.00%, 08/15/24 (c)	1,500		1,543,832
Town of Westlake, Solana Public Improvement District (SA)
6.12%, 09/01/25 (c)	1,000		959,062
6.25%, 09/01/25 (c)	1,000		946,746
	Par
	(000’s	)	Value
Texas (continued)
6.38%, 09/01/25 (c)	$1,000		$945,092
Woodloch Health Facilities Development Corp., Series A-1 (RB) 6.75%, 12/01/24 (c) (d) *	4,980		2,755,434
			156,479,236
Utah: 0.5%
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area #2 (SA) 4.00%, 08/01/31 (c)	5,000		3,930,145
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area, Series A (SA)
4.50%, 08/01/30 (c)	2,500		2,478,675
5.00%, 08/01/30 (c)	4,000		3,990,132
Salt Lake City, International Airport, Series A (RB) 5.00%, 07/01/31 (c)	760		839,280
Utah Charter School Finance Authority, Freedom Academy Foundation Project (RB)
5.25%, 06/15/27 (c)	1,500		1,541,172
5.38%, 06/15/27 (c)	3,195		3,261,318
			16,040,722
Vermont: 0.0%
Vermont Economic Development Authority, Wake Robin Corp. Project, Series A (RB) 5.00%, 05/01/27 (c)	1,160		1,167,122
Vermont Economic Development Authority, Wake Robin Corp. Project, Series A (RB) (FHLMC COLL) 4.00%, 05/01/28 (c)	500		451,613
			1,618,735
Virgin Islands: 0.5%
Matching Fund Special Purpose Securitization Corp., Virgin Island, Series A (RB)
5.00%, 10/01/32 (c)	2,500		2,561,026
5.00%, 10/01/32	1,000		1,045,392
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note (RB) (NATL) 4.25%, 05/31/22 (c)	720		727,028
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series C (RB)
4.50%, 10/01/24 (c)	550		478,652
5.00%, 10/01/24 (c)	4,250		4,064,444
5.00%, 10/01/24 (c)	1,000		986,668

See Notes to Financial Statements

56

	Par
	(000’s	)	Value
Virgin Islands (continued)
Virgin Islands Water & Power Authority, Series B (RB)
5.00%, 05/31/22 (c)	$1,170		$1,127,371
5.00%, 05/31/22 (c)	1,070		1,022,310
5.00%, 05/31/22 (c)	330		325,934
5.00%, 05/31/22 (c)	65		63,301
5.00%, 05/31/22 (c)	170		161,312
5.00%, 05/31/22 (c)	2,560		2,371,051
			14,934,489
Virginia: 1.9%
Albemarle County, Virginia Economic Development Authority, Series A (RB)
4.62%, 01/01/23 (c)	640		651,394
5.00%, 01/01/23 (c)	1,000		1,020,253
Bristol Industrial Development Authority, Series B (RB) 6.35%, 11/01/24 (c)	250		151,239
Cherry Hill Community Development Authority, Potomac Shores Project (SA)
5.15%, 03/01/25 (c)	200		202,502
5.40%, 03/01/25 (c)	495		500,514
Chesapeake Bay Bridge and Tunnel District, First Tier (RB)
5.00%, 11/01/23	1,000		1,032,845
5.00%, 07/01/26 (c)	6,000		6,269,392
5.00%, 07/01/26 (c)	1,025		1,066,955
City of Chesapeake, Chesapeake Transportation System, Series A (RB) 5.00%, 07/15/22 (c)	380		381,484
City of Hopewell, Sewer System, Series A (RB) 5.00%, 05/31/22 (c)	240		240,539
Farms New Kent Community Development Authority, Series A (SA) 3.75%, 03/01/31 (c)	7,170		6,545,266
Farms New Kent Community Development Authority, Series B (SA) 0.00%, 03/01/36 ^	9,500		4,274,333
Farmville Industrial Development Authority, Educational Facilities, Longwood University Student Housing Projects, Series A (RB)
5.00%, 07/01/30 (c)	2,800		2,877,239
5.00%, 07/01/30 (c)	1,500		1,551,701
Hanover County, Economic Development Authority, Series A (RB)
5.00%, 07/01/22 (c)	1,500		1,508,596
5.00%, 07/01/22 (c)	1,500		1,508,597
	Par
	(000’s	)	Value
Virginia (continued)
Norfolk Redevelopment & Housing Authority, Fort Norfolk Retirement Community, Series A (RB)
5.00%, 01/01/24 (c)	$1,000		$1,023,679
5.25%, 01/01/24 (c)	2,400		2,426,740
Peninsula Town Center Community Development Authority (RB)
5.00%, 09/01/27 (c)	500		501,379
5.00%, 09/01/27 (c)	3,850		3,851,443
Riverside County Transportation Commission, Series A (RB) 5.38%, 09/01/26 (c)	3,500		2,553,886
Roanoke County Economic Development Authority, Series B (RB) 4.62%, 09/01/29 (c) (p)	1,000		848,226
Roanoke Economic Development Authority, Residential Care Facility (RB) 5.00%, 09/01/27 (c)	500		374,895
Virginia College Building Authority, Marymount University Project, Series A (RB) 5.00%, 07/01/25 (c)	1,000		1,010,703
Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/25 (c)	2,300		2,350,157
Virginia Small Business Financing Authority, Elizabeth River Crossing Opco, LLC Project (RB)
5.50%, 07/01/22 (c)	760		764,713
6.00%, 07/01/22 (c)	1,550		1,560,825
Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB)
4.00%, 01/01/32 (c)	2,925		2,738,396
4.00%, 01/01/32 (c)	1,250		1,203,398
5.00%, 01/01/32 (c)	500		549,589
Virginia Small Business Financing Authority, Senior Lien Revenue and Refunding Bonds (RB) 5.00%, 12/31/32 (c)	2,000		2,127,388
Virginia Small Business Financing Authority, Solid Waste Disposal Facility (RB) 5.00%, 07/01/38 (c) (p)	2,000		2,000,311

See Notes to Financial Statements

57

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Virginia (continued)
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Series A (RB) (AGC) 0.75%, 09/02/25 (p)	$1,000		$926,980
			56,595,557
Washington: 1.4%
Kalispel Tribe Indians Priority, Series A (RB)
5.00%, 01/01/28 (c)	250		269,981
5.25%, 01/01/28 (c)	250		270,500
King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (RB)
5.75%, 12/01/25 (c)	500		515,838
6.00%, 12/01/25 (c)	500		519,393
6.25%, 12/01/25 (c)	250		260,918
Klickitat County Public Hospital District No. 2 (RB) 5.00%, 12/01/27 (c)	1,230		1,085,613
Washington Economic Development Finance Authority, Series A (RB) 5.62%, 12/01/30 (c)	1,500		1,559,376
Washington Health Care Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	100		95,546
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 5.00%, 08/15/27 (c)	205		218,151
Washington State Convention Center Public Facilities District (RB)
3.00%, 07/01/31 (c)	2,500		1,637,057
3.00%, 07/01/31 (c)	4,400		2,881,220
3.00%, 07/01/31 (c)	3,000		2,102,936
4.00%, 07/01/31 (c)	5,945		5,104,847
4.00%, 07/01/31	5,200		5,032,647
4.00%, 07/01/31 (c)	3,745		3,307,335
Washington State Convention Center Public Facilities District, Series B (RB) 3.00%, 07/01/31 (c)	1,000		856,388
Washington State Convention Center Public Facilities District, Series B (RB) (AGM) 4.00%, 07/01/31 (c)	1,000		981,159
Washington State Housing Finance Commission, Bayview Manor Senior Project, Series A (RB)
5.00%, 07/01/24 (c)	2,000		1,950,562
5.00%, 07/01/24 (c)	150		150,773
	Par
	(000’s	)	Value
Washington (continued)
Washington State Housing Finance Commission, Herons Key Senior Living, Series A (RB) 6.00%, 07/01/25	$170		$176,713
Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
3.75%, 07/01/26	150		148,004
5.00%, 01/01/25 (c)	825		824,135
5.00%, 01/01/25 (c)	2,495		2,343,228
Washington State Housing Finance Commission, Rockwood Retirement Communities Project, Series A (RB) 5.00%, 01/01/26 (c)	2,000		1,698,856
Washington State Housing Finance Commission, Transforming Age Projects, Series A (RB) 5.00%, 07/01/26 (c)	7,000		6,511,266
Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project (RB)
5.00%, 07/01/26 (c)	1,250		1,164,766
5.00%, 07/01/26 (c)	500		475,738
			42,142,946
West Virginia: 0.5%
County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA)
3.00%, 06/01/22 (c)	210		206,300
4.00%, 06/01/22 (c)	760		725,177
Harrison County Building Commission, General Services Administration Building Project (RB)
3.12%, 10/01/27 (c)	700		518,653
3.25%, 10/01/27 (c)	820		599,396
3.50%, 10/01/27 (c)	1,000		906,095
Monongalia County Commission Excise Tax District, Series A (RB) 4.12%, 06/01/31 (c)	2,500		2,376,374
Ohio County Development Authority, Sports Complex Project (RB) 4.60%, 09/01/28 (c)	2,130		1,861,717
West Virginia Economic Development Authority, Arch Resources Project (RB) 5.00%, 07/01/25 (c) (p)	5,000		5,148,969

See Notes to Financial Statements

58

	Par
	(000’s	)	Value
West Virginia (continued)
West Virginia Economic Development Authority, Arch Resources Project (RB) (SAW) 4.12%, 07/01/25 (c) (p)	$1,500		$1,508,011
			13,850,692
Wisconsin: 2.9%
Public Finance Authority Educational Facilities, Charter Day School, Inc. Project, Series A (RB) 5.00%, 12/01/27 (c)	2,500		2,456,047
Public Finance Authority Health Care Facilities, Appalachian Regional Healthcare System, Series A (RB) 4.00%, 01/01/31 (c)	1,100		1,011,618
Public Finance Authority Hospital, Carson Valley Medical Center, Series A (RB) (SAW) 4.00%, 12/01/31 (c)	3,250		2,913,970
Public Finance Authority, American Dream at Meadowlands Project (RB)
6.75%, 12/01/27 (c)	500		471,410
7.00%, 12/01/27 (c)	5,000		4,780,293
Public Finance Authority, American Dream at Meadowlands Project, Series A (RB) 6.75%, 08/01/31	7,825		7,244,374
Public Finance Authority, American Preparatory Academy, Series A (RB) 5.38%, 07/15/27 (c)	1,000		1,032,609
Public Finance Authority, Bancroft Neurohealth Project, Series A (RB) 5.12%, 06/01/26 (c)	250		253,614
Public Finance Authority, Cornerstone Charter Academy, Series A (RB)
5.00%, 02/01/26 (c)	495		497,646
5.12%, 02/01/26 (c)	500		500,550
Public Finance Authority, Corvian Community School Project, Series A (RB)
4.25%, 06/15/24 (c)	500		487,682
5.00%, 06/15/26 (c)	500		495,434
5.00%, 06/15/26 (c)	500		476,449
Public Finance Authority, Educational Facilities, Charter Day School, Inc. Project (RB)
5.00%, 12/01/27 (c)	500		498,922
5.00%, 12/01/27 (c)	1,390		1,421,077
	Par
	(000’s	)	Value
Wisconsin (continued)
Public Finance Authority, Educational Facilities, Lake Erie College Project, Series A (RB) 5.88%, 10/01/29 (c)	$1,000		$881,825
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Series A (RB)
5.00%, 02/01/32 (c)	1,000		1,018,457
5.00%, 02/01/32 (c)	2,000		2,013,638
5.75%, 02/01/32 (c)	1,000		937,814
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Series B (RB) 6.00%, 02/01/32 (c)	1,000		947,963
Public Finance Authority, Healthcare Facility Expansion, Church Home of Hartford, Inc. Project, Series A (RB) 5.00%, 09/01/25	85		86,951
Public Finance Authority, Higher Educational Facilities, Wittenberg University Project (RB) 5.25%, 12/01/24 (c)	2,500		2,544,453
Public Finance Authority, Living Community First Mortgage (RB)
4.25%, 05/01/27 (c)	435		376,913
5.00%, 03/01/28 (c)	1,250		1,258,075
Public Finance Authority, Lombard Conference and Hotel Center, Second-Tier (RB) (ACA) 3.75%, 03/15/28 (c) (d) *	890		459,527
Public Finance Authority, Maryland Proton Treatment Center, Series A-1 (RB) 6.25%, 01/01/28 (c)	500		307,500
Public Finance Authority, Marys Woods at Marylhurst Project, Series A (RB) 5.25%, 05/15/25 (c)	1,000		1,011,427
Public Finance Authority, McLemore Hotel & Conference Center, Series A (RB) 4.50%, 06/01/28 (c)	4,000		3,220,980
Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB)
5.00%, 06/15/26 (c)	1,250		1,041,669
5.00%, 06/15/26 (c)	2,000		1,767,646
Public Finance Authority, Penick Village (RB)
4.00%, 09/01/26 (c)	455		423,897

See Notes to Financial Statements

59

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Wisconsin (continued)
5.00%, 09/01/26 (c)	$500		$473,329
5.00%, 09/01/26 (c)	500		450,499
5.00%, 09/01/26 (c)	500		443,844
Public Finance Authority, Rider University Project, Series A (RB) 4.50%, 01/01/31 (c)	2,920		2,621,667
Public Finance Authority, Sky Harbour Capital LLC, Aviation Facilities Project (RB)
4.00%, 07/01/31 (c)	500		432,446
4.00%, 09/01/31 (c)	1,500		1,195,711
4.25%, 07/01/31 (c)	5,890		4,915,908
Public Finance Authority, The Foundation of the University of North Carolina, Inc., Series A (RB) 4.00%, 09/01/31 (c)	1,060		826,498
Public Finance Authority, Triad Educational Services, Inc., Series A (RB) 5.50%, 06/15/25 (c)	300		311,725
Public Finance Authority, Trinity Regional Hospital Sachse, Series A-1 (RB) 7.38%, 01/01/30 (c)	4,265		3,828,267
Public Finance Authority, Ultimate Medical Academy Project, Series A (RB)
5.00%, 10/01/29 (c)	1,950		2,029,491
5.00%, 10/01/29 (c)	2,000		2,093,139
Public Finance Authority, UNC Health Southeastern, Series A (RB) 4.00%, 02/01/31 (c)	1,000		947,102
Public Finance Authority, University of North Carolina at Charlotte Inc., Series A (RB) 4.00%, 09/01/31 (c)	1,000		865,306
Public Finance Authority, Wonderful Foundation Charter School Portfolio Project, Series A-1 (RB)
5.00%, 01/01/31 (c)	1,555		1,436,280
5.00%, 07/01/30 (c)	8,695		8,050,630
Wisconsin Health and Educational Facilities Authority, American Baptist Homes of the Midwest (RB) 5.00%, 08/01/24 (c)	750		745,167
Wisconsin Health and Educational Facilities Authority, Covenant Communities, Inc. Project, Series A-1 (RB) (SAW) 4.00%, 07/01/23 (c)	105		92,697
	Par
	(000’s	)	Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority, Covenant Communities, Inc. Project, Series B (RB) 4.38%, 07/01/23 (c)	$850		$636,698
Wisconsin Health and Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Series A (RB) 5.25%, 02/01/23 (c)	1,150		1,158,597
Wisconsin Health and Educational Facilities Authority, St. Camillus Health System, Inc., Series A (RB)
5.00%, 11/01/26 (c)	1,950		1,973,077
5.00%, 11/01/26 (c)	2,925		2,874,244
Wisconsin Health and Educational Facilities Authority, Thedacare, Inc., (RB) 4.00%, 12/15/29 (c)	1,800		1,742,176
Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series A (RB) 5.12%, 02/01/23 (c)	3,950		3,975,955
			86,960,883
Total Municipal Bonds: 98.0% (Cost: $3,248,494,841)			2,958,974,026
Other assets less liabilities: 2.0%			58,974,833
NET ASSETS: 100.0%			$3,017,948,859

See Notes to Financial Statements

60

Definitions:

ACA	Credit Agricole SA
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
*	Non-income producing
^	Zero Coupon Bond

	% of
Summary of Investments by Sector	Investments	Value
Airport	2.1%	$62,056,874
Education	3.7	109,006,525
Health	8.9	264,386,823
Hospitals	9.6	285,494,140
Industrial Development Revenue	11.8	348,509,213
Industrial Revenue	1.2	35,198,237
Leasing COPS & Appropriations	9.2	273,609,451
Local GO	8.2	242,751,452
Misc	3.8	114,240,694
Multi-Family Housing	5.1	150,801,729
Pollution Control	0.5	15,309,606
Power	1.7	49,987,990
Refunded	0.7	20,262,265
Single Family Housing	0.0	329,636
State GO	4.1	120,281,026
Tax	11.0	325,932,467
Tobacco	7.1	209,866,549
Toll & Turnpike	2.9	84,656,040
Transportation	5.3	156,484,709
Unassigned	0.8	22,794,414
Utilities - Other	0.7	19,683,386
Water & Sewer	1.6	47,330,800
	100.0%	$2,958,974,026

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$2,958,974,026	$—	$2,958,974,026

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

61

VANECK HIP SUSTAINABLE MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s	)	Value
MUNICIPAL BONDS: 98.0%
Arizona: 2.5%
Arizona Industrial Development Authority, Educational Facility, KIPP NYC Public Charter Schools - Macombs Facility Project, Series A (RB) 4.00%, 07/01/31 (c)	$400		$345,926
California: 30.2%
California Health Facilities Financing Authority, Adventist Health System, Series A (RB) 3.00%, 03/01/26 (c)	275		236,460
California Statewide Communities Development Authority, Cottage Health System Obligated Group (RB) 5.00%, 11/01/24 (c)	300		318,607
City of Los Angeles Department of Airports, Series A (RB) 5.00%, 05/15/31	475		511,347
Los Angeles Unified School District, Series A (GO) 5.00%, 07/01/25 (c)	250		267,805
Orange County Local Transportation Authority, Measure M2 Sales Tax (RB) 5.00%, 02/15/23	250		256,237
San Francisco City & County, International Airport, Series E (RB) 5.00%, 05/01/29 (c)	370		399,948
State of California, Various Purpose (GO)
5.00%, 02/01/25 (c)	410		437,337
5.00%, 08/01/27	300		334,822
State of California, Various Purpose (GO) (SAW) 5.00%, 12/01/30 (c)	250		279,315
University of California, Series BB (RB) 5.00%, 05/15/29 (c)	250		274,057
University of California, Series BH (RB) 4.00%, 05/15/31 (c)	280		279,082
Val Verde Unified School District, Series A (GO) (BAM) 2.75%, 08/01/28 (c)	720		542,481
			4,137,498
Connecticut: 1.9%
State of Connecticut, Series A (GO) 4.00%, 04/15/28 (c)	250		259,497
Massachusetts: 6.6%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes, Series A (RB) 5.00%, 06/15/24 (c)	250		262,610
	Par
	(000’s	)	Value
Massachusetts (continued)
Commonwealth of Massachusetts, Series B (GO) 5.00%, 11/01/24	$360		$382,959
Massachusetts Development Finance Agency, Mass General Brigham Issue, Series A-2 (RB) (SAW) 5.00%, 07/01/23	255		263,318
			908,887
Minnesota: 1.9%
State of Minnesota, State Trunk Highway, Series B (GO) 5.00%, 08/01/22	250		252,249
Nevada: 1.9%
Truckee Meadows Water Authority (RB) 5.00%, 07/01/23	250		258,536
New York: 32.0%
City of New York, Series B-1 (GO) 5.00%, 10/01/27 (c)	250		273,102
Metropolitan Transportation Authority, Series B (RB)
4.25%, 11/15/22 (c)	350		350,422
4.25%, 11/15/22 (c)	330		330,078
Nassau County Interim Finance Authority, Public Benefit Corp., Series A (RB) 5.00%, 11/15/24	250		266,736
New York City Municipal Water Finance Authority, Water & Sewer System, Series BB (RB) 5.00%, 12/15/22 (c)	255		259,592
New York City Municipal Water Finance Authority, Water and Sewer System, Series GG (RB) 5.00%, 06/15/25 (c)	400		424,919
New York City Transitional Finance Authority Future Tax, Series B-1 (RB) 5.00%, 08/01/24 (c)	300		312,888
New York City Transitional Finance Authority Future Tax, Series E-1 (RB) 5.00%, 02/01/25 (c)	250		263,062
New York State Dormitory Authority, New School, Series A (RB) 5.00%, 01/01/27 (c)	250		271,709
New York State Dormitory Authority, Series A (RB) 5.00%, 03/15/27 (c)	275		298,959
New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/25 (c)	250		266,537

See Notes to Financial Statements

62

	Par
	(000’s	)	Value
New York (continued)
New York State Dormitory Authority, State University Educational Facilities Issue, Series A (RB) 4.00%, 05/15/22	$270		$270,261
New York State Thruway Authority, Personal Income Tax, Series A-1 (RB) 4.00%, 03/15/31 (c)	275		275,540
New York State Urban Development Corp., Personal Income, Series A (RB) 5.00%, 09/15/30 (c)	250		275,614
Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnel, Series A (RB) 4.00%, 11/15/31 (c)	250		247,658
			4,387,077
North Carolina: 2.2%
University of North Carolina, Hospitals at Chapel Hill (RB) 5.00%, 02/01/45	265		302,907
Ohio: 2.8%
County of Franklin, Ohio Hospital Facilities (RB) 5.00%, 05/15/23 (c)	375		386,462
Oregon: 2.0%
Oregon State, Department of Administrative Services, State Lottery, Series D (RB) 5.00%, 04/01/25 (c)	250		266,618
	Par
	(000’s	)	Value
Pennsylvania: 4.5%
Commonwealth of Pennsylvania (GO) 5.00%, 03/15/23	$250		$256,746
Pennsylvania Turnpike Commission, Series B (RB) 5.00%, 06/01/31 (c)	330		363,539
			620,285
Washington: 7.7%
County of King, Washington Unlimited Tax (GO) 5.00%, 12/01/22	250		254,925
Energy Northwest, Columbia Generating Station Electric, Series A (RB) 5.00%, 07/01/22	285		286,727
Port of Seattle, Series B (RB) 5.00%, 08/01/22	250		252,181
State of Washington, Various Purpose, Series D (GO) 5.00%, 02/01/24 (c)	250		261,164
			1,054,997
Wisconsin: 1.8%
Wisconsin Health & Educational Facilities Authority, Aspipus, Inc. (RB) 4.00%, 08/15/23 (c)	250		250,312
Total Municipal Bonds: 98.0% (Cost: $14,712,851)			13,431,251
Other assets less liabilities: 2.0%			267,297
NET ASSETS: 100.0%			$13,698,548

Definitions:

BAM	Build America Assurance Co.
GO	General Obligation
RB	Revenue Bond
SAW	State Aid Withholding

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer

See Notes to Financial Statements

63

VANECK HIP SUSTAINABLE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	% of
Summary of Investments by Sector	Investments	Value
Airport	6.8%	$911,295
Education	6.1	824,848
Hospitals	7.8	1,052,997
Leasing COPS & Appropriations	6.5	878,798
Local GO	10.0	1,338,312
Misc	2.0	266,618
Power	2.1	286,727
Refunded	5.3	705,069
State GO	18.4	2,464,089
Tax	18.3	2,463,231
Toll & Turnpike	2.7	363,539
Transportation	7.0	932,681
Water & Sewer	7.0	943,047
	100.0%	$13,431,251

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$13,431,251	$—	$13,431,251

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

64

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s	)	Value
MUNICIPAL BONDS: 98.6%
Alabama: 1.3%
Alabama Federal Aid Highway Finance Authority, Series A (RB)
5.00%, 09/01/26 (c)	$340		$374,661
5.00%, 09/01/26 (c)	10		11,019
5.00%, 09/01/27	150		168,092
Alabama Public School and College Authority, Series A (RB)
4.00%, 11/01/30 (c)	2,000		2,095,181
5.00%, 11/01/30 (c)	2,015		2,312,476
5.00%, 11/01/30 (c)	525		610,053
5.00%, 11/01/30 (c)	1,750		2,018,333
5.00%, 11/01/30 (c)	1,500		1,739,332
Auburn University, Series A (RB)
5.00%, 06/01/26 (c)	25		27,311
5.00%, 06/01/26 (c)	10		10,912
Black Belt Energy Gas District, Series A (RB) 4.00%, 12/01/31 (c) (p)	4,000		4,114,535
Board of Trustees of the University of Alabama, Series B (RB) 3.00%, 07/01/27 (c)	860		847,976
County of Jefferson (RB)
4.00%, 03/15/27 (c)	1,750		1,792,787
5.00%, 03/15/27 (c)	800		883,730
5.00%, 03/15/27 (c)	100		109,159
5.00%, 03/15/27 (c)	525		581,307
Southeast Energy Authority A Cooperative District (RB) 4.00%, 10/01/28 (c) (p)	1,000		1,016,221
State of Alabama, Series A (GO) 5.00%, 11/01/28 (c)	675		764,765
UAB Medicine Finance Authority, Series B (RB)
5.00%, 09/01/26 (c)	150		162,343
5.00%, 09/01/26 (c)	225		243,705
UAB Medicine Finance Authority, Series B-1 (RB) 5.00%, 03/01/27 (c)	280		305,423
University of Alabama, Board of Trustee, Series A (RB)
3.00%, 07/01/29 (c)	415		396,666
4.00%, 07/01/29 (c)	820		854,763
			21,440,750
Alaska: 0.2%
Alaska Housing Finance Corp., Series A (RB)
4.00%, 06/01/27 (c)	900		945,868
4.00%, 06/01/27 (c)	125		131,491
5.00%, 06/01/27 (c)	590		648,021
State of Alaska, International Airports System, Series A (RB)
5.00%, 10/01/25 (c)	305		325,178
	Par
	(000’s	)	Value
Alaska (continued)
State of Alaska, International Airports System, Series B (RB) 5.00%, 10/01/25 (c)	$635		$675,735
State of Alaska, Series B (GO)
5.00%, 08/01/25 (c)	250		268,629
5.00%, 08/01/25 (c)	205		219,614
			3,214,536
Arizona: 1.2%
Arizona Transportation Board, Highway Revenue (RB)
5.00%, 07/01/26 (c)	835		910,764
5.00%, 07/01/26 (c)	1,050		1,143,111
City of Mesa, Utility System (RB) 5.00%, 07/01/26 (c)	270		294,944
City of Phoenix Civic Improvement Corp., Junior Lien Wastewater System (RB)
5.00%, 07/01/26 (c)	150		163,178
5.00%, 07/01/26 (c)	620		677,534
5.00%, 07/01/26 (c)	860		940,161
5.00%, 07/01/26 (c)	120		130,938
City of Phoenix Civic Improvement Corp., Junior Lien Water System, Series A (RB) 5.00%, 07/01/31 (c)	1,000		1,156,039
City of Phoenix Civic Improvement Corp., Rental Car Facility Charge, Series A (RB)
5.00%, 07/01/29 (c)	1,000		1,113,700
5.00%, 07/01/29 (c)	1,275		1,415,592
City of Phoenix Civic Improvement Corp., Senior Lien Airport Revenue, Series B (RB)
5.00%, 07/01/27 (c)	250		275,190
5.00%, 07/01/27 (c)	100		109,446
5.00%, 07/01/27 (c)	250		272,979
City of Phoenix Civic Improvement Corp., Senior Lien Airport Revenue, Series D (RB)
5.00%, 07/01/27 (c)	550		597,297
5.00%, 07/01/27 (c)	120		131,700
City of Phoenix Civic Improvement Corp., Water System, Series A (RB) 5.00%, 07/01/31 (c)	800		933,559
Maricopa County High School District No. 210 (GO) 5.00%, 07/01/27 (c)	250		277,146
Maricopa County Industrial Development Authority, Banner Health, Series A (RB)
3.12%, 01/01/27 (c)	20		19,397
5.00%, 01/01/27 (c)	605		658,139
5.00%, 01/01/28	215		237,934
5.00%, 01/01/29	710		794,137

See Notes to Financial Statements

65

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Arizona (continued)
Maricopa County Special Health Care District, Series C (GO)
5.00%, 07/01/25	$190		$203,771
5.00%, 07/01/26	240		262,172
5.00%, 07/01/27	295		326,433
Maricopa County, Arizona Pollution Control, Southern California Edison Company, Series A (RB) 2.40%, 12/01/31 (c)	1,150		963,197
Maricopa County, Arizona Pollution Control, Southern California Edison Company, Series B (RB) 2.40%, 12/01/31 (c)	1,500		1,256,344
Maricopa County, Industrial Development Authority, Honor Health, Series A (RB) 5.00%, 09/01/28 (c)	550		608,525
Salt River Project Agricultural Improvement and Power District, Series A (RB)
5.00%, 01/01/28 (c)	2,380		2,652,963
5.00%, 01/01/28 (c)	250		277,909
Salt Verde Financial Corp. (RB) 5.00%, 12/01/37	1,000		1,095,466
			19,899,665
Arkansas: 0.1%
City of Fayetteville, Sales and Use Tax Capital Improvements, Series A (RB) 2.00%, 11/01/26 (c)	305		289,006
City of Fort Worth, Water and Sewer Construction (RB) 5.00%, 10/01/28 (c)	280		306,530
City of Rogers, Sales and Use Tax, Series B (RB) 5.00%, 11/01/26 (c)	1,000		1,092,376
Little Rock School District of Pulaski County, Series A (GO) (AGM) 2.00%, 02/01/27 (c)	1,000		779,697
			2,467,609
California: 16.1%
Anaheim Housing and Public Improvements Authority, Series B (RB)
5.00%, 04/01/23 (c)	270		277,152
5.00%, 04/01/23 (c)	1,000		1,026,488
Bay Area Toll Authority, Series S-7 (RB)
3.25%, 04/01/27 (c)	1,270		1,212,153
4.00%, 04/01/27 (c)	1,085		1,124,976
California Community Choice, Financing Authority Clean Energy Project, Series B-1 (RB) 4.00%, 08/01/31 (c) (p)	3,500		3,553,941
	Par
	(000’s	)	Value
California (continued)
California Health Facilities Financial Authority, Series C (RB) 5.00%, 11/01/29 (p)	$2,000		$2,268,488
California Health Facilities Financing Authority, Adventist Health System West, Series A (RB) 4.00%, 03/01/26 (c)	90		93,846
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series A (RB) 5.00%, 08/15/26 (c)	310		337,638
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series B (RB) 3.00%, 08/15/26 (c)	400		380,439
California Health Facilities Financing Authority, CommonSpirit Health, Series A (RB)
4.00%, 04/01/30 (c)	500		497,330
4.00%, 04/01/30 (c)	1,060		1,060,624
4.00%, 04/01/30 (c)	450		451,781
California Health Facilities Financing Authority, El Camino Hospital (RB) 3.75%, 02/01/27 (c)	175		179,921
California Health Facilities Financing Authority, Stanford Health Care, Series A (RB) 5.00%, 11/15/27 (c)	750		830,384
California Health Facilities Financing Authority, Sutter Health, Series A (RB)
5.00%, 11/15/27 (c)	450		493,886
5.00%, 11/15/27 (c)	1,575		1,719,384
5.00%, 11/15/27 (c)	150		163,910
California Housing Finance Agency, Series A (RB) 3.50%, 11/20/35	1,232		1,233,006
California Infrastructure and Economic Development Bank, Clean Water State (RB)
5.00%, 10/01/25	100		108,477
5.00%, 10/01/25	100		108,477
5.00%, 10/01/26	150		165,608
5.00%, 04/01/26 (c)	550		601,402
5.00%, 04/01/26 (c)	55		59,883
5.00%, 04/01/27 (c)	170		186,709
5.00%, 08/01/29 (c)	775		871,836
California Municipal Finance Authority, Community Medical Centers, Series A (RB) 5.00%, 02/01/27 (c)	840		922,631

See Notes to Financial Statements

66

	Par
	(000’s	)	Value
California (continued)
California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB) 5.00%, 07/01/27 (c)	$925		$1,004,789
California State Public Works Board, Department of Corrections and Rehabilitation, Series D (RB)
3.00%, 09/01/27 (c)	360		352,001
3.00%, 09/01/27 (c)	500		494,951
5.00%, 09/01/24 (c)	270		285,223
California State Public Works Board, Department of General Services, Series F (RB) 5.00%, 05/01/25 (c)	330		352,784
California State Public Works Board, Various Capital Projects, Series B (RB)
5.00%, 10/01/27 (c)	120		132,979
5.00%, 10/01/27 (c)	1,835		2,045,160
5.00%, 10/01/27 (c)	340		377,854
California State Public Works Board, Various Capital Projects, Series C (RB)
3.38%, 03/01/27 (c)	100		98,607
4.00%, 11/01/26 (c)	425		442,382
5.00%, 11/01/26 (c)	30		32,771
5.00%, 11/01/26 (c)	30		32,904
5.00%, 11/01/26 (c)	45		49,257
California State Public Works Board, Various Capital Projects, Series D (RB) 5.00%, 10/01/26 (c)	400		438,116
California State Public Works Board, Various Correctional Facilities, Series C (RB) 5.00%, 11/01/28 (c)	950		1,064,291
California State University, Series A (RB)
5.00%, 11/01/25 (c)	35		37,522
5.00%, 05/01/26 (c)	10		10,810
5.00%, 05/01/26 (c)	160		175,173
5.00%, 05/01/27 (c)	510		558,574
5.00%, 05/01/27 (c)	225		245,556
California Statewide Communities Development Authority, Front Porch Communities and Services, Series A (RB) 4.00%, 04/01/31 (c)	1,400		1,425,673
California Statewide Communities Development Authority, Kaiser Permanente, Series C (RB) 5.00%, 11/01/29 (p)	1,675		1,899,859
	Par
	(000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Kaiser Permanente, Series D (RB) 5.00%, 11/01/29 (p)	$2,000		$2,268,488
California Statewide Communities Development Authority, Kaiser Permanente, Series L (RB) 5.00%, 11/01/29 (p)	1,500		1,701,366
California Statewide Communities Development Authority, Methodist Hospital of Southern California (RB)
5.00%, 01/01/28 (c)	1,000		1,083,859
5.00%, 01/01/28 (c)	315		342,691
5.00%, 01/01/28 (c)	760		825,562
California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series A (RB) 1.75%, 11/19/26 (c)	3,000		2,639,904
California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments (RB) (BAM) 4.00%, 05/15/31 (c)	1,000		1,016,692
Chabot-Las Positas Community College District (GO) 4.00%, 08/01/26 (c)	140		143,286
City and County of San Francisco, 49 South Van Ness Project (CP) (AGM) 4.00%, 04/01/27 (c)	1,000		1,030,330
City and County of San Francisco, Series B (CP) 3.00%, 10/01/25 (c)	255		254,565
City of Bakersfield, Wastewater Revenue, Series A (RB) 5.00%, 09/15/25 (c)	15		16,145
City of Concord, Capital Improvement Project (CP) 2.00%, 04/01/31 (c)	1,400		1,051,546
City of Los Angeles, Department of Airports, Los Angeles International Airport, Series B (RB)
4.00%, 05/15/30 (c)	1,000		1,031,703
5.00%, 05/15/31 (c)	1,400		1,577,499
5.00%, 05/15/31 (c)	500		564,790
City of Los Angeles, Solid Waste Resources, Series A (RB) 4.00%, 02/01/28 (c)	405		415,499
City of Los Angeles, Wastewater System, Series A (RB) 5.00%, 06/01/27 (c)	565		623,933

See Notes to Financial Statements

67

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
California (continued)
City of San Jose, Refunding, Libraries, Parks and Public Safety Projects, Series C (GO) (AGM) 5.00%, 03/01/29 (c)	$200		$226,306
Contra Costa Transportation Authority (RB) 5.00%, 03/01/25 (c)	20		21,262
County of Sacramento, Airport System, Series E (RB)
5.00%, 07/01/27	275		302,495
5.00%, 07/01/28 (c)	150		164,638
County of Santa Clara, Series C (GO)
3.00%, 08/01/27 (c)	245		238,139
5.00%, 08/01/27 (c)	125		139,250
5.00%, 08/01/27 (c)	525		579,975
Desert Community College District (GO) 5.00%, 08/01/27 (c)	145		158,924
East Bay Municipal Utility District, Water System, Series A (RB) 5.00%, 06/01/27 (c)	460		506,835
East Bay Municipal Utility District, Water System, Series B (RB)
5.00%, 06/01/27 (c)	220		243,387
5.00%, 06/01/27 (c)	145		161,651
East Side Union High School District, Series B (GO) (AGM) 3.00%, 08/01/27 (c)	2,590		2,438,179
Eastern Municipal Water District Financing Authority, Water and Wastewater, Series A (RB) 5.00%, 07/01/30 (c)	1,070		1,222,951
Eastern Municipal Water District, Financing Authority, California Water and Wastewater, Series B (RB) (SAW) 5.00%, 07/01/26 (c)	140		152,645
Eastern Municipal Water District, Water and Wastewater Revenue, Series A (RB)
5.00%, 07/01/26 (c)	25		27,372
5.00%, 07/01/26 (c)	100		109,238
Eastern Municipal Water District, Water and Wastewater Revenue, Series B (RB) (SAW) 5.00%, 07/01/26 (c)	5		5,468
El Camino Healthcare District (GO) 4.00%, 02/01/27 (c)	250		257,162
	Par
	(000’s	)	Value
California (continued)
El Dorado Irrigation District, Series C (RB) 5.00%, 03/01/26 (c)	$250		$273,016
Fontana Redevelopment Agency Successor Agency (TA)
5.00%, 10/01/26	205		225,341
5.00%, 10/01/27 (c)	760		840,685
Foothill-De Anza Community College District (GO) 3.00%, 08/01/31 (c)	1,500		1,366,226
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB) 5.00%, 06/01/25 (c)	220		236,581
Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A-1 (RB)
5.00%, 06/01/28 (c)	1,000		1,137,633
5.00%, 06/01/28 (c)	2,380		2,707,565
Kern High School District, Series A (GO) (AGM) 2.00%, 08/01/30 (c)	3,000		2,562,652
Kern High School District, Series C (GO) (AGM) 2.00%, 08/01/30 (c)	1,600		1,404,045
Long Beach Unified School District (GO) 5.00%, 08/01/26 (c)	105		115,306
Los Angeles Community College District, Series A (GO)
5.00%, 08/01/24 (c)	175		185,255
5.00%, 08/01/24 (c)	330		349,339
Los Angeles Community College District, Series G (GO) 5.00%, 08/01/24 (c)	170		179,962
Los Angeles Community College District, Series I (GO)
4.00%, 08/01/26 (c)	170		174,861
4.00%, 08/01/26	25		26,558
4.00%, 08/01/26 (c)	135		142,510
Los Angeles Community College District, Series J (GO)
4.00%, 08/01/27 (c)	750		780,160
4.00%, 08/01/27 (c)	400		418,034
5.00%, 08/01/27 (c)	100		111,556
Los Angeles County Metropolitan Transportation Authority (RB)
4.00%, 06/01/30 (c)	1,000		1,025,623
5.00%, 06/01/30 (c)	1,000		1,137,286
5.00%, 07/01/31 (c)	2,000		2,305,165
Los Angeles County Metropolitan Transportation Authority, Series A (RB)
4.00%, 07/01/26 (c)	50		52,132
5.00%, 06/01/26 (c)	115		125,958
5.00%, 06/01/26 (c)	375		409,061
5.00%, 06/01/26 (c)	165		179,188

See Notes to Financial Statements

68

	Par
	(000’s	)	Value
California (continued)
5.00%, 07/01/27 (c)	$795		$880,517
5.00%, 07/01/27 (c)	285		318,274
5.00%, 07/01/31 (c)	900		1,042,019
5.00%, 07/01/31 (c)	705		815,299
Los Angeles County Public Works Financing Authority, Series E-1 (RB) 5.00%, 12/01/29 (c)	450		507,237
Los Angeles Department of Water and Power, Series A (RB)
5.00%, 01/01/26 (c)	155		167,923
5.00%, 01/01/27 (c)	1,010		1,102,851
5.00%, 01/01/28 (c)	500		556,384
5.00%, 01/01/28 (c)	500		553,356
5.00%, 01/01/28 (c)	115		129,465
5.00%, 07/01/29	1,000		1,146,805
Los Angeles Department of Water and Power, Series B (RB)
5.00%, 01/01/26 (c)	35		37,969
5.00%, 01/01/27 (c)	1,000		1,090,108
5.00%, 01/01/27 (c)	275		299,154
5.00%, 06/01/25 (c)	180		193,567
5.00%, 07/01/23 (c)	1,000		1,029,007
5.00%, 07/01/27	110		122,674
5.00%, 07/01/28 (c)	110		123,408
Los Angeles Department of Water and Power, Series C (RB)
5.00%, 07/01/24 (c)	250		263,557
5.00%, 07/01/24 (c)	100		105,185
5.00%, 07/01/27 (c)	500		547,481
5.00%, 07/01/27 (c)	1,100		1,218,884
5.00%, 07/01/27 (c)	200		218,592
5.00%, 07/01/29 (c)	1,680		1,883,607
5.00%, 07/01/30 (c)	1,500		1,706,916
5.00%, 07/01/30 (c)	1,125		1,285,860
Los Angeles Department of Water and Power, Series D (RB) 5.00%, 07/01/28 (c)	125		138,516
Los Angeles Unified School District, AD Valorem Property Tax, Series RYRR (GO)
4.00%, 01/01/32 (c)	1,500		1,544,727
5.00%, 01/01/32 (c)	1,300		1,501,371
Los Angeles Unified School District, Series A (GO)
4.00%, 07/01/29 (c)	1,580		1,656,216
5.00%, 07/01/25 (c)	135		144,954
5.00%, 07/01/25 (c)	695		744,279
5.00%, 07/01/25 (c)	25		26,781
5.00%, 07/01/26	120		131,433
5.00%, 07/01/28	250		282,188
5.00%, 07/01/29 (c)	1,720		1,953,902
5.00%, 07/01/30	500		578,793
	Par
	(000’s	)	Value
California (continued)
Los Angeles Unified School District, Series B (GO)
2.00%, 07/01/26 (c)	$270		$248,565
5.00%, 07/01/26 (c)	915		999,154
5.00%, 07/01/26 (c)	885		966,760
Los Angeles Unified School District, Series B-1 (GO)
5.00%, 01/01/28 (c)	645		715,794
5.00%, 01/01/28 (c)	585		645,173
5.00%, 01/01/28 (c)	295		322,617
Los Angeles Unified School District, Series C (GO)
3.00%, 07/01/30 (c)	1,880		1,751,218
4.00%, 07/01/30 (c)	360		374,508
4.00%, 07/01/30 (c)	2,000		2,063,882
Los Angeles Unified School District, Series RYQ (GO) 4.00%, 07/01/30 (c)	1,000		1,025,835
Los Angeles Unified School District, Series RYQ (GO) (BAM) 5.00%, 07/01/29	3,675		4,204,226
Metropolitan Water District of Southern California, Series B (RB) 5.00%, 07/01/28 (c)	100		112,942
Municipal Improvement Corp. of Los Angeles, Series B (RB)
5.00%, 11/01/26 (c)	135		148,069
5.00%, 11/01/26 (c)	615		672,627
Norman Y Mineta San Jose International Airport (RB) (BAM) 4.00%, 03/01/31 (c)	325		333,420
Northern California Transmission Agency Project, Series A (RB)
5.00%, 05/01/26 (c)	45		49,178
5.00%, 05/01/26 (c)	40		43,634
Oakland Unified School District (GO)
5.00%, 08/01/26 (c)	385		420,518
5.00%, 08/01/26 (c)	625		678,214
5.00%, 08/01/26 (c)	175		190,631
Oakland Unified School District, Series C (GO) 5.00%, 08/01/27 (c)	400		438,411
Palm Springs Unified School District, Series A (GO) (AGM)
1.25%, 08/01/29 (c)	4,000		3,283,755
1.25%, 08/01/29 (c)	1,265		1,006,358
1.50%, 08/01/29 (c)	3,000		2,317,706
1.50%, 08/01/29 (c)	2,500		1,971,942
1.75%, 08/01/29 (c)	3,000		2,335,769
Palm Springs Unified School District, Series D (GO) 3.00%, 08/01/26 (c)	160		160,071

See Notes to Financial Statements

69

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
California (continued)
Placentia-Yorba Linda Unified School District, Series A (CP) (AGM) 4.00%, 10/01/25 (c)	$260		$270,452
Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series A (RB)
4.00%, 11/01/26 (c)	100		104,343
5.00%, 11/01/26 (c)	25		27,365
5.00%, 11/01/26 (c)	170		187,366
5.00%, 05/01/25 (c)	230		246,360
Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series D (RB)
5.00%, 11/01/27 (c)	785		862,877
5.00%, 11/01/27 (c)	255		285,502
Regents of the University of California, Medical Center Pooled Revenue, Series L (RB) 5.00%, 05/15/26 (c)	650		699,975
Riverside Community College District (GO) 5.00%, 08/01/25 (c)	170		183,880
Riverside County Transportation Commission, Series B (RB) 5.00%, 12/01/27 (c)	560		617,926
Riverside Redevelopment Agency Successor Agency, Series A (TA) (AGM) 5.00%, 09/01/26	125		136,508
Sacramento City Financing Authority, Master Lease Program Facilities (RB) (BAM)
5.00%, 12/01/25 (c)	110		119,066
5.00%, 12/01/25 (c)	210		227,606
Sacramento County Sanitation Districts Financing Authority, Series A (RB) 5.00%, 06/01/24 (c)	170		178,931
San Diego Association of Governments, South Bay Expressway, Series A (RB)
5.00%, 07/01/27 (c)	500		547,451
5.00%, 07/01/27 (c)	705		769,836
San Diego Community College District (GO) 5.00%, 08/01/26 (c)	65		71,738
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/29 (c)	535		586,830
San Diego County Regional Airport Authority, Series B (RB)
5.00%, 07/01/30 (c)	1,630		1,818,186
5.00%, 07/01/30 (c)	2,075		2,300,378
	Par
	(000’s	)	Value
California (continued)
5.00%, 07/01/30 (c)	$1,295		$1,430,759
San Diego County Regional Transportation Commission, Series A (RB) 5.00%, 04/01/26 (c)	105		113,996
San Diego County Water Authority, Series A (RB) 5.00%, 05/01/25 (c)	75		80,514
San Diego County Water Authority, Series B (RB) 4.00%, 05/01/31 (c)	2,000		2,110,325
San Diego County, Edgemoor and RCS Refunding, Series A (CP) 5.00%, 10/15/24 (c)	150		158,822
San Diego Public Facilities Financing Authority (RB) 5.00%, 10/15/25 (c)	150		161,762
San Diego Public Facilities Financing Authority, Series A (RB) 5.00%, 05/15/26 (c)	135		147,854
San Diego Regional Building Authority, Series A (RB) 5.00%, 10/15/25 (c)	555		597,559
San Diego Unified School District, Series I (GO) 5.00%, 07/01/27 (c)	650		715,645
San Diego Unified School District, Series R-5 (GO) 4.00%, 07/01/26 (c)	20		20,905
San Francisco Bay Area Rapid Transit District, Series F-1 (GO)
5.00%, 08/01/28	900		1,024,831
5.00%, 08/01/29 (c)	140		157,905
5.00%, 08/01/29 (c)	110		125,052
San Francisco Community College District (GO) 5.00%, 06/15/25	140		150,236
San Francisco County Transportation Authority (RB)
3.00%, 02/01/27 (c)	500		489,697
3.00%, 02/01/27 (c)	135		134,139
4.00%, 02/01/27	105		111,653
4.00%, 02/01/27 (c)	325		341,816
San Francisco Unified School District, Series B (GO) 4.00%, 06/15/28 (c)	2,000		2,075,850
San Joaquin County Transportation Authority (RB) 5.00%, 03/01/27 (c)	165		180,292
San Joaquin County, Administration Building Project (CP) (AGM)
5.00%, 11/15/27 (c)	520		581,089
5.00%, 11/15/27 (c)	500		560,103

See Notes to Financial Statements

70

	Par
	(000’s	)	Value
California (continued)
San Joaquin Delta Community College District, Series A (GO) 5.00%, 08/01/25 (c)	$25		$27,001
San Jose Redevelopment Agency, Series A (TA) 5.00%, 08/01/27 (c)	230		252,839
San Marcos Unified School District (GO)
4.00%, 08/01/27 (c)	400		415,497
5.00%, 08/01/27 (c)	350		383,610
5.00%, 08/01/27 (c)	360		398,622
5.00%, 08/01/27 (c)	515		571,579
San Mateo Union High School District, Series C (GO) 4.00%, 09/01/26 (c)	770		796,170
Santa Clara County Financing Authority, Capital Facilities, Series A (RB)
4.00%, 05/01/31 (c)	840		869,400
5.00%, 05/01/31 (c)	3,855		4,423,802
Santa Clara County Financing Authority, Multiple Facilities Projects, Series Q (RB)
4.00%, 05/15/25 (c)	400		409,916
4.00%, 05/15/25 (c)	760		780,638
Santa Clara County, San Jose Evergreen Community College District, Series B (GO) 3.00%, 09/01/28 (c)	785		762,780
Santa Clara Unified School District (GO)
3.00%, 07/01/26 (c)	100		96,814
3.00%, 07/01/26 (c)	1,535		1,443,673
Santa Clara Valley Water District, Series A (RB) 5.00%, 12/01/25 (c)	25		26,963
Sequoia Union High School District (GO) 3.00%, 07/01/26 (c)	500		503,879
Southern California Public Power Authority, Milford Wind Corridor Phase I Project (RB) 5.00%, 07/01/29	100		114,681
State of California (GO)
3.00%, 10/01/29 (c)	2,000		1,879,020
4.00%, 04/01/31 (c)	2,000		2,089,163
5.00%, 10/01/30	2,000		2,307,155
5.00%, 11/01/28 (c)	2,585		2,863,761
5.00%, 09/01/29	1,000		1,141,379
State of California, Department of Water Resources, Central Valley Project, Series AW (RB) 5.00%, 12/01/26 (c)	50		54,755
State of California, Department of Water Resources, Central Valley Project, Series AX (RB)
5.00%, 12/01/27 (c)	100		111,159
5.00%, 12/01/27 (c)	915		1,020,101
	Par
	(000’s	)	Value
California (continued)
State of California, Department of Water Resources, Central Valley Project, Series BA (RB) (AGM) 5.00%, 06/01/29 (c)	$365		$412,761
State of California, Series CL (GO) 3.75%, 12/01/24 (c)	10		9,991
State of California, Various Purpose (GO)
3.00%, 10/01/29 (c)	350		315,752
3.12%, 04/01/29 (c)	1,575		1,486,411
4.00%, 11/01/27 (c)	100		105,082
4.00%, 11/01/30 (c)	3,445		3,592,040
4.00%, 03/01/29	2,000		2,148,080
4.00%, 03/01/30 (c)	9,500		9,802,983
4.00%, 03/01/30 (c)	2,000		2,047,097
4.00%, 08/01/26 (c)	700		725,101
4.00%, 08/01/26 (c)	130		134,030
5.00%, 10/01/28	1,300		1,469,286
5.00%, 10/01/28 (c)	300		338,616
5.00%, 10/01/29	4,500		5,141,260
5.00%, 10/01/29	1,000		1,142,502
5.00%, 10/01/29 (c)	2,340		2,674,494
5.00%, 10/01/29 (c)	3,425		3,892,261
5.00%, 10/01/31	4,000		4,666,722
5.00%, 11/01/27 (c)	2,645		2,931,405
5.00%, 11/01/27 (c)	2,480		2,769,921
5.00%, 11/01/27 (c)	1,020		1,134,285
5.00%, 11/01/27 (c)	1,000		1,115,822
5.00%, 11/01/28	400		452,605
5.00%, 11/01/30 (c)	1,610		1,838,615
5.00%, 11/01/30	1,000		1,154,602
5.00%, 12/01/28	1,000		1,132,752
5.00%, 12/01/30 (c)	2,000		2,278,898
5.00%, 03/01/30 (c)	1,250		1,416,362
5.00%, 04/01/24 (c)	500		521,826
5.00%, 04/01/26 (c)	1,075		1,168,353
5.00%, 04/01/28	710		796,984
5.00%, 04/01/29 (c)	150		168,478
5.00%, 04/01/29	1,735		1,970,382
5.00%, 04/01/29 (c)	3,500		3,914,215
5.00%, 04/01/30	2,590		2,971,795
5.00%, 04/01/31	380		440,908
5.00%, 04/01/32	4,270		4,996,649
5.00%, 08/01/26 (c)	190		205,782
5.00%, 08/01/26 (c)	1,165		1,273,457
5.00%, 08/01/26 (c)	115		124,504
5.00%, 08/01/26 (c)	905		982,431
5.00%, 08/01/26 (c)	150		164,280
5.00%, 08/01/27 (c)	3,785		4,212,564
5.00%, 08/01/27 (c)	2,445		2,718,663
5.00%, 08/01/27 (c)	950		1,052,898
5.00%, 08/01/28 (c)	275		308,789
5.00%, 08/01/28	750		845,724
5.00%, 08/01/28 (c)	2,745		3,036,137
5.00%, 09/01/23 (c)	345		356,873
5.00%, 09/01/25 (c)	30		32,377

See Notes to Financial Statements

71

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
California (continued)
5.00%, 09/01/26 (c)	$150		$164,516
5.00%, 09/01/26 (c)	125		136,455
State Public Works Board, Various Capital Projects, Series B (RB)
4.00%, 05/01/31 (c)	1,500		1,532,362
4.00%, 05/01/31 (c)	2,000		2,046,961
Stockton Unified School District (GO)
5.00%, 02/01/26 (c)	100		107,911
5.00%, 02/01/26 (c)	100		108,134
Successor Agency to the Redevelopment Agency of the City of San Diego, Series A (TA) 5.00%, 09/01/25 (c)	335		361,580
Trustees of the California State University, Series A (RB)
4.00%, 05/01/26 (c)	250		264,090
5.00%, 05/01/26 (c)	410		446,437
Tuolumne Wind Project Authority, Series A (RB) 5.00%, 01/01/27	125		138,273
Turlock Irrigation District (RB)
5.00%, 01/01/30 (c)	1,000		1,131,050
5.00%, 01/01/30 (c)	500		563,755
University of California, Series AO (RB) 5.00%, 05/15/25 (c)	130		139,198
University of California, Series AR (RB) 5.00%, 05/15/26 (c)	10		10,880
University of California, Series AY (RB) 5.00%, 05/15/27 (c)	625		691,322
University of California, Series AZ (RB)
5.00%, 05/15/28 (c)	310		346,037
5.00%, 05/15/28 (c)	275		310,459
University of California, Series BE (RB) 5.00%, 05/15/30 (c)	1,500		1,702,088
University of California, Series O (RB) 5.00%, 05/15/28 (c)	1,170		1,288,554
West Basin Municipal Water District, Series A (RB)
5.00%, 02/01/26 (c)	100		108,990
5.00%, 02/01/26 (c)	155		168,587
West Contra Costa Unified School District, Series A (GO) 5.00%, 08/01/25 (c)	20		21,426
			272,873,882
Colorado: 2.2%
Adams and Arapahoe Joint School District No. 28J, Series A (GO) (SAW) 5.00%, 12/01/26 (c)	540		595,266
	Par
	(000’s	)	Value
Colorado (continued)
Board of Governors of Colorado State University System (RB)
5.00%, 03/01/28 (c)	$510		$566,432
5.00%, 03/01/28 (c)	935		1,031,138
Board of Water Commissioners City & County of Denver/The (RB) 5.00%, 12/15/31 (c)	1,500		1,762,793
Cherry Creek School District No. 5 (GO) (SAW) 5.00%, 12/15/25 (c)	1,000		1,082,482
City and County of Denver, Acting By and Through its Board of Water Commissioners, Series A (RB) 5.00%, 12/15/29	5,700		6,616,359
City and County of Denver, Series A (RB)
4.00%, 08/01/31 (c)	1,255		1,323,346
5.00%, 08/01/26 (c)	150		164,027
City and County of Denver, Series A-2 (RB) 0.00%, 08/01/26 (c) ^	200		127,092
City of Colorado Springs, Utilities System, Series A-1 (RB)
5.00%, 11/15/27 (c)	100		111,639
5.00%, 11/15/27 (c)	110		123,223
5.00%, 11/15/27 (c)	120		133,966
Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB) 5.00%, 08/01/29 (c)	155		168,650
Colorado Higher Education, Series A (CP) 5.00%, 11/01/26	115		126,337
Denver City and County School District No. 1 (GO) (SAW)
4.00%, 12/01/30 (c)	3,000		3,153,231
5.00%, 12/01/30 (c)	1,000		1,148,746
Denver Convention Center Hotel Authority (RB)
5.00%, 12/01/26 (c)	250		264,824
5.00%, 12/01/26 (c)	570		601,970
El Paso County School District No. 20 (GO) (SAW) 5.00%, 12/15/26 (c)	295		324,861
Jefferson County School District R-1 (GO) 5.00%, 12/15/28 (c)	1,110		1,263,210
Mesa County Valley School District No. 51 (GO) (SAW)
5.00%, 12/01/27 (c)	500		560,452
5.00%, 12/01/27 (c)	500		561,832
5.25%, 12/01/27 (c)	200		226,536
Metro Wastewater Reclamation District (RB) (SAW) 3.00%, 04/01/30 (c)	2,000		1,823,876

See Notes to Financial Statements

72

	Par
	(000’s	)	Value
Colorado (continued)
Pueblo City Schools No. 60 (GO) (SAW) 3.00%, 12/15/29 (c)	$500		$458,189
Regional Transportation District, Fastracks Project, Series B (RB)
5.00%, 11/01/27 (c)	1,995		2,205,679
5.00%, 11/01/27 (c)	100		110,936
5.00%, 11/01/28	1,000		1,139,800
State of Colorado, Series A (CP)
4.00%, 12/15/31 (c)	1,750		1,827,588
5.00%, 12/15/31 (c)	2,000		2,292,482
State of Colorado, Series K (CP) 5.00%, 03/15/27 (c)	410		451,567
State of Colorado, Series M (CP) 5.00%, 03/15/28 (c)	190		212,808
University of Colorado, Series A-2 (RB)
3.00%, 06/01/24 (c)	800		793,462
4.00%, 06/01/28 (c)	500		538,487
5.00%, 06/01/28	155		174,566
Weld County School District No. 6 (GO) (SAW) 5.00%, 12/01/29 (c)	2,165		2,440,375
Windy Gap Firming Project Water Activity Enterprise (RB) 5.00%, 07/15/31 (c)	1,000		1,148,456
			37,656,683
Connecticut: 2.4%
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series A-1 (RB) (SAW) 1.70%, 05/15/30 (c)	1,290		1,062,670
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series C-1 (RB) 2.05%, 11/15/29 (c)	260		209,275
Connecticut Housing Finance Authority, Series A-1 (RB)
3.65%, 11/15/26 (c)	95		94,707
3.88%, 11/15/26 (c)	35		35,065
Connecticut Housing Finance Authority, Series D-1 (RB) 3.20%, 11/15/26 (c)	260		251,584
Connecticut Housing Finance Authority, Series F-1 (RB) 3.05%, 05/15/26 (c)	140		137,129
Connecticut State Health and Educational Facilities Authority, Hardford Health Issue, Series A (RB) (SD CRED PROG) 5.00%, 01/01/30 (c)	335		369,200
	Par
	(000’s	)	Value
Connecticut (continued)
Connecticut State Health and Educational Facilities Authority, Masonicare Issue, Series F (RB) 4.00%, 07/01/26 (c)	$250		$254,016
Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB)
4.00%, 07/01/29 (c)	525		528,258
4.00%, 07/01/29 (c)	625		629,613
5.00%, 07/01/29 (c)	2,200		2,381,325
Connecticut State Health and Educational Facilities Authority, Yale University Issue, Series B-1 (RB) (AGM) 5.00%, 07/01/29	1,000		1,155,247
Metropolitan District, Series A (GO) 4.00%, 09/01/31 (c)	800		847,203
South Central Connecticut Regional Water Authority, Series B (RB) 5.00%, 08/01/26 (c)	25		27,254
State of Connecticut Special Tax, Series A (RB)
4.00%, 05/01/31 (c)	1,500		1,540,453
4.00%, 09/01/26 (c)	785		813,084
5.00%, 01/01/28 (c)	190		209,275
5.00%, 05/01/31 (c)	1,500		1,708,752
5.00%, 05/01/31	1,650		1,902,009
5.00%, 09/01/26 (c)	200		215,951
5.00%, 09/01/26 (c)	475		513,685
State of Connecticut Special Tax, Series A (ST) 5.00%, 05/01/30 (c)	2,500		2,798,215
State of Connecticut, Series A (GO)
3.00%, 01/15/31 (c)	1,000		934,813
3.00%, 01/15/31 (c)	2,200		2,128,464
3.00%, 01/15/31 (c)	1,000		910,366
4.00%, 01/15/31	1,780		1,906,722
5.00%, 04/15/27 (c)	680		747,917
5.00%, 04/15/28 (c)	1,000		1,098,461
State of Connecticut, Series A (GO) (SBG) 5.00%, 04/15/29	1,000		1,133,522
State of Connecticut, Series A (RB) 5.00%, 05/01/27 (c)	350		384,017
State of Connecticut, Series B (GO) 5.00%, 04/15/27	135		149,404
State of Connecticut, Series B (GO) (BAM) 3.00%, 06/01/29	1,000		995,941
State of Connecticut, Series C (GO) 4.00%, 06/01/30 (c)	850		880,041

See Notes to Financial Statements

73

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Connecticut (continued)
4.00%, 06/15/28 (c)	$1,205		$1,251,713
State of Connecticut, Series E (GO)
3.00%, 10/15/26 (c)	395		380,567
5.00%, 09/15/28 (c)	1,665		1,862,315
State of Connecticut, Special Tax, Series B (RB)
5.00%, 10/01/28	1,505		1,695,331
5.00%, 09/01/26 (c)	275		300,670
5.00%, 09/01/26 (c)	335		365,126
State of Connecticut, State Revolving Fund, Series A (RB)
5.00%, 02/01/29 (c)	275		308,314
5.00%, 05/01/27 (c)	1,000		1,098,168
University of Connecticut, Series A (RB)
5.00%, 01/15/27 (c)	745		810,886
5.00%, 01/15/27 (c)	335		366,099
5.00%, 11/01/28 (c)	730		808,922
5.00%, 11/01/28 (c)	500		552,264
5.00%, 04/15/28 (c)	1,000		1,110,120
			39,864,133
Delaware: 0.4%
State of Delaware (GO)
2.00%, 02/01/31 (c)	1,000		817,019
2.00%, 02/01/31 (c)	1,000		793,697
3.00%, 02/01/31 (c)	1,000		974,973
3.12%, 03/01/27 (c)	505		495,615
4.00%, 03/01/27 (c)	500		525,828
State of Delaware, Health Facilities Authority, Bayhealth Medical Center Project, Series A (RB) 3.00%, 07/01/27 (c)	180		177,055
State of Delaware, Series A (GO)
2.00%, 01/01/30 (c)	650		520,723
5.00%, 01/01/30 (c)	1,000		1,163,504
5.00%, 10/01/28	810		927,248
5.00%, 02/01/28 (c)	500		564,726
			6,960,388
District of Columbia: 1.9%
District of Columbia (RB) (SAW) 5.00%, 12/01/29 (c)	2,250		2,520,807
District of Columbia, Georgetown University Issue (RB)
5.00%, 04/01/27 (c)	105		113,919
5.00%, 04/01/27 (c)	645		693,082
District of Columbia, Series A (GO)
5.00%, 06/01/26 (c)	30		32,435
5.00%, 06/01/26 (c)	290		313,308
5.00%, 06/01/26 (c)	250		270,193
5.00%, 06/01/26 (c)	210		227,551
5.00%, 06/01/27 (c)	580		633,029
5.00%, 06/01/27 (c)	170		185,962
5.00%, 06/01/27 (c)	2,500		2,726,115
	Par
	(000’s	)	Value
District of Columbia (continued)
5.00%, 06/01/28 (c)	$750		$839,036
District of Columbia, Series A (RB) 5.00%, 09/01/29 (c)	1,000		1,128,576
District of Columbia, Series C (RB)
5.00%, 10/01/27	225		252,213
5.00%, 05/01/30 (c)	1,000		1,133,459
5.00%, 05/01/30	250		289,044
District of Columbia, Series D (GO)
4.00%, 06/01/27 (c)	500		520,443
5.00%, 12/01/26 (c)	160		174,857
5.00%, 12/01/26 (c)	20		21,803
5.00%, 12/01/26 (c)	125		137,340
5.00%, 06/01/27 (c)	500		546,946
5.00%, 06/01/27 (c)	1,500		1,658,705
District of Columbia, Series E (GO) 5.00%, 12/01/26 (c)	25		27,254
Metropolitan Washington Airports Authority, Airport System, Series B (RB) 5.00%, 10/01/28	560		629,772
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB) 4.00%, 10/01/29 (c)	250		254,979
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB) (AGM) 4.00%, 10/01/29 (c)	250		255,254
Washington Convention & Sports Authority (RB) 5.00%, 10/01/27 (c)	2,545		2,802,805
Washington Metropolitain Area Transit Authority, Series A (RB)
5.00%, 07/15/30 (c)	1,400		1,580,338
5.00%, 07/15/31 (c)	2,000		2,262,569
Washington Metropolitan Area Transit Authority (RB)
4.00%, 07/15/31 (c)	4,000		4,152,459
5.00%, 07/01/27 (c)	175		194,002
5.00%, 07/01/27	275		306,262
Washington Metropolitan Area Transit Authority, Series A-1 (RB) 5.00%, 07/01/27 (c)	140		154,139
Washington Metropolitan Area Transit Authority, Series A-2 (RB)
5.00%, 07/01/27 (c)	300		329,542
5.00%, 07/01/27 (c)	550		601,678
5.00%, 07/01/27 (c)	810		884,085
Washington Metropolitan Area Transit Authority, Series B (RB)
5.00%, 07/01/27 (c)	880		960,487

See Notes to Financial Statements

74

	Par
	(000’s	)	Value
District of Columbia (continued)
5.00%, 07/01/27	$240		$267,283
5.00%, 07/01/27 (c)	650		715,645
5.00%, 07/01/27 (c)	1,205		1,318,223
5.00%, 07/01/27 (c)	555		612,171
			32,727,770
Florida: 3.4%
Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinics, Inc., Series B-1 (RB) 5.00%, 12/01/29 (c)	490		538,250
Broward County, Florida Tourist Development, Convention Center Expansion Project (RB) 4.00%, 09/01/31 (c)	1,000		1,018,030
Broward County. Florida School Board, Series B (CP) 5.00%, 07/01/25 (c)	1,005		1,066,525
Central Florida Expressway Authority (RB) (BAM) 3.00%, 07/01/27 (c)	520		498,892
City of Cape Coral, Water and Sewer (RB) 5.00%, 10/01/27 (c)	175		193,280
City of Gainesville, Utilities System, Series A (RB)
5.00%, 10/01/27 (c)	500		554,077
5.00%, 10/01/27 (c)	195		216,711
City of Jacksonville, Florida Transportation (RB) 5.00%, 10/01/25 (c)	210		225,873
City of Jacksonville, Series A (RB) 5.00%, 10/01/29 (c)	1,095		1,234,307
City of Jacksonville, Series A (RB) (AGM) 5.00%, 10/01/29	1,000		1,137,492
City of Jacksonville, Series B (RB) 5.00%, 10/01/26 (c)	250		273,932
City of Orlando, Senior Tourist Development Tax, 6th Cent Contract Payments, Series A (RB) (AGM) 5.00%, 11/01/27 (c)	560		616,747
City of Tampa, Florida Capital Improvement, Cigarette Tax, H. Lee Moffit Cancer Center Project, Series A (RB) 0.00%, 09/01/30 (c) ^	1,050		536,455
County of Miami-Dade (RB)
0.00%, 10/01/26 (c) ^	400		277,662
0.00%, 10/01/26 (c) ^	565		408,820
5.00%, 10/01/26 (c)	1,615		1,759,068
5.00%, 10/01/26 (c)	510		558,154
County of Miami-Dade, Aviation Revenue, Series A (RB)
5.00%, 10/01/26 (c)	460		499,542
	Par
	(000’s	)	Value
Florida (continued)
5.00%, 10/01/26 (c)	$100		$108,592
County of Miami-Dade, Building Better Communities Program, Series A (GO)
5.00%, 07/01/25 (c)	100		106,371
5.00%, 07/01/26 (c)	520		562,917
5.00%, 07/01/26 (c)	100		108,991
5.00%, 07/01/26 (c)	280		302,424
5.00%, 07/01/26 (c)	555		599,222
County of Miami-Dade, Building Better Communities Program, Series A (GO) (SAW) 4.00%, 07/01/30 (c)	1,600		1,673,053
County of Miami-Dade, Capital Asset Acquisition, Series B (RB)
3.12%, 04/01/26 (c)	260		242,187
5.00%, 04/01/26 (c)	520		565,157
County of Miami-Dade, Expressway Authority Toll System, Series A (RB)
5.00%, 07/01/26 (c)	25		27,104
5.00%, 07/01/26 (c)	105		114,484
County of Miami-Dade, Florida Transit System (RB) 4.00%, 07/01/26 (c)	250		260,598
County of Miami-Dade, Water and Sewer System (RB)
4.00%, 04/01/31 (c)	1,475		1,537,802
5.00%, 10/01/27 (c)	800		889,919
5.00%, 10/01/28	1,000		1,125,217
5.00%, 04/01/31 (c)	3,500		4,023,825
County of Miami-Dade, Water and Sewer System, Series B (RB)
3.00%, 10/01/27 (c)	370		338,592
5.00%, 10/01/25 (c)	605		645,227
County of Orange, Water and Wastewater Utility System (RB)
5.00%, 10/01/30 (c)	1,000		1,139,636
5.00%, 10/01/30 (c)	1,000		1,140,498
Florida Department of Environmental Protection, Series A (RB) 5.00%, 07/01/27	125		139,530
Florida Department of Management Services, Series A (CP)
3.00%, 11/01/31 (c)	1,000		879,018
5.00%, 11/01/27	175		194,137
5.00%, 11/01/31 (c)	500		576,002
5.00%, 08/01/25	105		113,164
Florida Department of Management Services, Series A (RB) 5.00%, 09/01/27 (c)	425		475,585

See Notes to Financial Statements

75

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Florida (continued)
Florida Development Finance Corp., Lakeland Regional Health Systems (RB) 4.00%, 11/15/31 (c)	$2,000		$2,032,516
Florida Housing Finance Corp., Series 1 (RB)
3.25%, 01/01/27 (c)	160		158,264
3.60%, 01/01/27 (c)	300		298,903
Florida Housing Finance Corp., Series 2 (RB)
2.10%, 01/01/30 (c)	970		825,038
3.20%, 07/01/25 (c)	255		253,092
Florida Municipal Power Agency, All-Requirements Power Supply, Series A (RB) 5.00%, 10/01/26 (c)	125		135,988
JEA Electric System, Series B (RB)
3.38%, 10/01/22 (c)	175		174,290
5.00%, 10/01/27 (c)	885		976,511
JEA Electric System, Series Three B (RB)
5.00%, 10/01/27 (c)	610		681,164
5.00%, 10/01/27 (c)	850		947,350
Lee Memorial Health System, Series A-1 (RB) 5.00%, 04/01/29 (c)	605		669,841
Manatee County School District (RB) (AGM) 5.00%, 04/01/27 (c)	160		177,196
Orange County Health Facilities Authority (RB) 5.00%, 08/01/23 (c)	420		446,747
Orange County School Board, Series C (CP) 5.00%, 08/01/26 (c)	410		440,998
Orange County School Board, Series D (CP) 5.00%, 08/01/25 (c)	310		332,999
Orange County, Tourist Development Tax (RB)
5.00%, 10/01/25 (c)	100		106,311
5.00%, 10/01/26	190		208,437
5.00%, 10/01/27	360		400,081
5.00%, 10/01/29	280		318,098
5.00%, 10/01/30	490		562,497
Orlando Utilities Commission, Series A (RB) 5.00%, 10/01/27 (c)	120		132,915
Palm Beach County Health Facilities Authority, Act Retirement - Life Communities, Inc. (RB) 5.00%, 11/15/26 (c)	350		377,612
Palm Beach County School Board, Series A (CP)
5.00%, 08/01/27	120		132,319
5.00%, 08/01/30 (c)	275		305,723
	Par
	(000’s	)	Value
Florida (continued)
Palm Beach County School Board, Series C (CP) 5.00%, 08/01/28 (c)	$695		$768,027
Pasco County School Board, Series C (CP) (AGM) 5.00%, 08/01/30 (c)	1,000		1,140,335
Polk County School District (RB) (SAW) 5.00%, 10/01/29 (c)	1,000		1,140,079
Polk County, School District (RB) 5.00%, 10/01/29 (c)	100		113,714
Reedy Creek Improvement District, Series A (GO) 5.00%, 06/01/27 (c)	175		194,744
School Board of Miami-Dade County (GO) 3.25%, 03/15/27 (c)	125		123,733
School Board of Miami-Dade County, Series D (CP) 5.00%, 02/01/26	165		178,910
South Miami Health Facilities Authority (RB)
5.00%, 08/15/27 (c)	710		773,818
5.00%, 08/15/27 (c)	800		866,639
State of Florida, Board of Education, Public Education Capital Outlay, Series A (GO)
4.00%, 06/01/28 (c)	650		689,313
5.00%, 06/01/28 (c)	795		894,555
State of Florida, Board of Education, Public Education Capital Outlay, Series B (GO) 5.00%, 06/01/27 (c)	400		445,129
State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO)
4.00%, 06/01/26 (c)	500		520,695
4.00%, 06/01/27 (c)	780		814,128
5.00%, 06/01/28 (c)	145		163,578
State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) (AMBAC) 3.00%, 06/01/29 (c)	510		481,196
State of Florida, Board of Education, Public Education Capital Outlay, Series D (GO)
5.00%, 06/01/26 (c)	10		10,940
5.00%, 06/01/28	105		119,325
State of Florida, Board of Education, Public Education Capital Outlay, Series E (GO) 2.38%, 06/01/26 (c)	590		559,913
State of Florida, Board of Education, Public Education Capital Outlay, Series F (GO) 5.00%, 06/01/26 (c)	135		147,700

See Notes to Financial Statements

76

	Par
	(000’s	)	Value
Florida (continued)
State of Florida, Department of Transportation Financing Corp. (RB)
3.00%, 07/01/30 (c)	$1,000		$990,430
3.00%, 07/01/30 (c)	1,000		926,409
State of Florida, Department of Transportation Financing Corp., Series B (RB) 5.00%, 07/01/28 (c)	115		129,503
State of Florida, Department of Transportation, Federal Highway Reimbursement, Series A (RB) 5.00%, 07/01/30	880		1,013,136
State of Florida, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series A (GO)
3.00%, 07/01/27 (c)	600		575,645
3.00%, 07/01/27 (c)	555		556,731
5.00%, 07/01/26 (c)	40		43,944
State of Florida, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series B (GO) 5.00%, 07/01/28 (c)	750		845,892
State of Florida, Department of Transportation, Turnpike, Series A (RB) 5.00%, 07/01/28 (c)	580		656,616
Volusia County School Board, Master Lease Program, Series B (CP) 5.00%, 08/01/24 (c)	280		295,211
West Palm Beach Community Redevelopment Agency Tax (TA) (SBG) 5.00%, 03/01/29 (c)	1,000		1,122,643
			57,900,590
Georgia: 2.2%
Augusta, Water and Sewer (RB) 3.00%, 10/01/27 (c)	420		416,395
City of Atlanta, Airport Passenger Facility Charge (RB) 5.00%, 07/01/29 (c)	800		884,507
City of Atlanta, Water and Wastewater (RB) 4.00%, 11/01/29 (c)	200		208,090
Clarke County Hospital Authority, Series A (RB) 5.00%, 07/01/26 (c)	250		269,209
Cobb County Kennestone Hospital Authority, Series A (RB) 5.00%, 04/01/27 (c)	750		816,892
	Par
	(000’s	)	Value
Georgia (continued)
County of Fulton, Water and Sewerage, Series A (RB) 3.00%, 01/01/30 (c)	$3,000		$2,799,572
Forsyth County School District (GO)
5.00%, 02/01/28 (c)	1,000		1,129,183
5.00%, 02/01/28 (c)	1,000		1,123,660
5.00%, 02/01/29	1,045		1,201,548
Fulton County, Georgia Water and Sewerage (RB) 5.00%, 01/01/23 (c)	1,350		1,373,247
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Series A (RB)
5.00%, 02/15/27 (c)	225		245,591
5.00%, 02/15/27 (c)	425		465,284
Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB) 2.90%, 12/01/25 (c)	925		895,376
Georgia State Road and Tollway Authority (RB)
5.00%, 06/01/28	500		561,924
5.00%, 06/01/30 (c)	2,550		2,911,766
5.00%, 06/01/30 (c)	2,000		2,274,731
Georgia State Road and Tollway Authority, Series A (RB) 4.00%, 07/15/31 (c)	3,255		3,466,384
Main Street Natural Gas, Inc., Gas Supply, Series A (RB) 5.00%, 05/15/38	1,000		1,103,047
Municipal Electric Authority of Georgia, Series A (RB)
5.00%, 01/01/32 (c)	1,000		1,111,995
5.00%, 07/01/26 (c)	200		216,017
Private Colleges and Universities Authority, Emory University, Series A (RB) 5.00%, 09/01/29 (c)	500		563,057
Private Colleges and Universities Authority, Emory University, Series B (RB) 4.00%, 09/01/30 (c)	350		357,997
Richmond County Hospital Authority, University Health Services, Inc. Project (RB) 3.00%, 07/01/26 (c)	345		335,290
State of Georgia, Series A (GO)
4.00%, 08/01/30 (c)	935		998,446
5.00%, 02/01/26 (c)	680		740,223
5.00%, 02/01/26	125		136,707
5.00%, 02/01/27 (c)	350		387,809
5.00%, 02/01/27 (c)	150		165,884
5.00%, 02/01/27 (c)	1,200		1,320,518
5.00%, 08/01/28	2,815		3,214,166
5.00%, 08/01/29	2,500		2,893,160
State of Georgia, Series C (GO)
5.00%, 07/01/27	130		145,980

See Notes to Financial Statements

77

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Georgia (continued)
5.00%, 07/01/27 (c)	$3,000		$3,340,339
			38,073,994
Hawaii: 1.1%
City and County of Honolulu Wastewater System (RB) 5.00%, 07/01/29 (c)	875		987,269
City and County of Honolulu, Rail Transit Project, Series B (GO) 5.00%, 03/01/30 (c)	1,930		2,216,654
City and County of Honolulu, Rail Transit Project, Series B (GO) (SD CRED PROG) 5.00%, 03/01/30	350		403,346
City and County of Honolulu, Series B (GO) 5.00%, 09/01/27 (c)	1,015		1,124,084
City and County of Honolulu, Series C (GO) 4.00%, 08/01/29 (c)	750		783,708
City and County of Honolulu, Series C (GO) (BAM) 4.00%, 08/01/29 (c)	120		126,314
City and County of Honolulu, Wastewater System, Series A (RB) 4.00%, 07/01/26 (c)	970		1,004,951
City and County of Honolulu, Wastewater System, Series B (RB)
4.00%, 07/01/26 (c)	100		103,524
5.00%, 07/01/29 (c)	395		450,178
State of Hawaii (RB) 5.00%, 01/01/31 (c)	2,250		2,556,534
State of Hawaii, Department of Budget and Finance, Series A (RB)
5.00%, 07/01/25	175		187,849
6.00%, 07/01/23 (c)	1,000		1,042,964
State of Hawaii, Series B (RB) 5.00%, 07/01/26 (c)	295		322,132
State of Hawaii, Series FH (GO) 5.00%, 10/01/26 (c)	15		16,469
State of Hawaii, Series FK (GO)
5.00%, 05/01/27 (c)	130		143,270
5.00%, 05/01/27 (c)	690		758,073
State of Hawaii, Series FN (GO)
5.00%, 10/01/27 (c)	500		556,466
5.00%, 10/01/27 (c)	105		117,137
State of Hawaii, Series FT (GO)
4.00%, 01/01/28 (c)	295		311,114
5.00%, 01/01/28 (c)	280		313,559
5.00%, 01/01/28 (c)	1,150		1,280,975
5.00%, 01/01/28 (c)	405		450,328
5.00%, 10/01/27 (c)	1,020		1,133,022
State of Hawaii, Series FW (GO) 5.00%, 01/01/29	1,180		1,341,948
	Par
	(000’s	)	Value
Hawaii (continued)
University of Hawaii, Series E (RB)
5.00%, 10/01/26 (c)	$240		$262,452
5.00%, 10/01/26 (c)	285		311,909
			18,306,229
Idaho: 0.0%
Ada and Boise Counties Independent School District (GO) 5.00%, 02/01/27 (c)	500		549,886
Illinois: 3.9%
Board of Trustees of the University of Illinois, Auxiliary Facilities Sytem, Series A (RB) 5.00%, 04/01/30	1,000		1,121,123
Chicago Board of Education (ST) 5.75%, 04/01/27 (c)	235		256,148
Chicago O’Hare International Airport, Series A (RB)
5.00%, 01/01/27 (c)	175		189,662
5.00%, 01/01/30 (c)	1,000		1,098,575
Chicago O’Hare International Airport, Series B (RB)
5.00%, 01/01/27 (c)	470		505,810
5.00%, 01/01/27 (c)	365		392,407
Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/26 (c)	135		144,558
City of Chicago, Board of Education, Dedicated Capital Improvement Tax (ST) 5.75%, 04/01/27 (c)	100		109,067
City of Chicago, Series A (GO)
5.00%, 01/01/30	2,000		2,151,010
5.00%, 01/01/31 (c)	1,000		1,072,314
City of Chicago, Series A (GO) (SAW) 5.00%, 01/01/29	200		214,044
City of Chicago, Series B (GO) 4.00%, 01/01/30	358		354,543
City of Chicago, Wastewater Transmission, Series B (RB) 5.00%, 01/01/27 (c)	750		807,408
City of Chicago, Water Revenue, Second Lien (RB) 5.00%, 11/01/27 (c)	1,390		1,534,560
City of Chicago, Water Revenue, Second Lien (RB) (AGM) 5.25%, 11/01/27 (c)	180		201,182
City of Springfield, Electric Revenue, Senior Lien (RB) (AGM) 5.00%, 03/01/25 (c)	15		15,800

See Notes to Financial Statements

78

	Par
	(000’s	)	Value
Illinois (continued)
Community Unit School District No. 300, Kane, McHenry, Cook and DeKalb Counties (GO) 5.00%, 01/01/25 (c)	$210		$223,067
Cook County, Series A (GO)
5.00%, 11/15/26 (c)	325		352,347
5.00%, 11/15/26 (c)	250		272,032
Illinois Finance Authority, Carle Foundation, Series A (RB) 5.00%, 08/15/31 (c)	1,000		1,112,007
Illinois Finance Authority, Clean Water Initiative (RB)
4.00%, 01/01/26 (c)	100		104,832
4.00%, 01/01/26 (c)	165		172,150
4.00%, 01/01/31 (c)	750		796,264
5.00%, 01/01/26 (c)	685		742,362
5.00%, 01/01/26	135		146,010
5.00%, 01/01/27 (c)	400		444,147
5.00%, 01/01/27 (c)	140		154,348
5.00%, 01/01/27 (c)	700		767,233
5.00%, 01/01/31 (c)	750		845,924
5.00%, 07/01/29 (c)	1,155		1,277,309
Illinois Finance Authority, Clean Water Initiative (RB) (AGM) 5.00%, 07/01/29 (c)	1,400		1,559,104
Illinois Finance Authority, Mercy Health Corp. (RB)
4.00%, 06/01/26 (c)	160		160,744
4.00%, 06/01/26 (c)	90		90,191
5.00%, 06/01/26 (c)	130		140,240
5.00%, 06/01/26 (c)	250		266,719
Illinois Finance Authority, NorthShore University HealthSystem, Series A (RB)
5.00%, 08/15/30 (c)	1,000		1,118,295
5.00%, 08/15/30 (c)	1,365		1,531,564
5.00%, 08/15/30 (c)	1,295		1,444,145
Illinois Finance Authority, Northwestern Memorial Healthcare, Series A (RB) 3.00%, 01/15/28 (c)	1,325		1,221,942
Illinois Finance Authority, Presence Health Network, Series C (RB) 5.00%, 02/15/27 (c)	1,000		1,081,301
Illinois Finance Authority, Rush University Medical Center Obligated Group, Series A (RB) 5.00%, 05/15/25 (c)	125		132,753
Illinois Housing Development Authority, Series B (RB) 3.45%, 04/01/27 (c)	500		493,550
Illinois Housing Development Authority, Series C (RB)
2.80%, 10/01/28 (c)	540		496,281
3.10%, 02/01/26 (c)	285		282,198
	Par
	(000’s	)	Value
Illinois (continued)
Illinois State Toll Highway Authority, Series A (RB)
5.00%, 01/01/28 (c)	$510		$561,461
5.00%, 01/01/29	175		196,636
Illinois State Toll Highway Authority, Series C (RB)
5.00%, 01/01/30 (c)	1,000		1,127,977
Kane, Cook, and Dupage Counties, School District No. U-46, Series A (GO)
5.00%, 01/01/24 (c)	120		124,284
5.00%, 01/01/24 (c)	215		222,462
Kane, Cook, and Dupage Counties, School District No. U-46, Series D (GO)
5.00%, 01/01/24 (c)	190		197,129
5.00%, 01/01/24 (c)	335		347,901
Metropolitan Water Reclamation District of Greater Chicago, Series A (GO)
5.00%, 12/01/26 (c)	780		851,377
5.00%, 12/01/26 (c)	115		126,145
Northern Illinois Municipal Power Agency, Series A (RB)
4.00%, 12/01/26 (c)	1,235		1,280,849
5.00%, 12/01/26 (c)	990		1,085,943
5.00%, 12/01/26 (c)	555		609,789
Regional Transportation Authority of Illinois, Series A (RB)
5.00%, 07/01/27 (c)	500		555,819
5.00%, 07/01/27 (c)	1,645		1,833,686
Sales Tax Securitization Corp., Series A (RB)
5.00%, 01/01/28 (c)	570		618,722
5.00%, 01/01/28 (c)	585		641,267
5.00%, 01/01/28 (c)	250		271,701
5.00%, 01/01/28 (c)	1,150		1,257,181
5.00%, 01/01/28 (c)	250		272,112
Sales Tax Securitization Corp., Series A (RB) (BAM) 5.00%, 01/01/30 (c)	155		171,918
State of Illinois (GO)
3.50%, 06/01/26 (c)	685		680,739
4.00%, 03/01/31 (c)	1,000		944,162
4.12%, 11/01/26 (c)	360		363,457
5.00%, 11/01/26 (c)	305		316,955
5.00%, 06/01/26 (c)	370		391,632
State of Illinois (GO) (AGC) 5.50%, 05/01/30	800		892,687
State of Illinois (RB)
3.00%, 06/15/26 (c)	680		596,957
3.00%, 06/15/26 (c)	320		274,471
State of Illinois Sales Tax (RB)
5.00%, 06/15/30	1,000		1,089,913
5.00%, 06/15/31	1,500		1,643,160

See Notes to Financial Statements

79

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Illinois (continued)
State of Illinois Sales Tax (RB) (BAM) 3.00%, 06/15/31 (c)	$3,000		$2,601,529
State of Illinois, Series A (GO)
5.00%, 12/01/27 (c)	1,000		1,046,588
5.00%, 03/01/31 (c)	1,000		1,070,338
5.00%, 03/01/31	500		545,115
5.00%, 05/01/28 (c)	2,250		2,360,528
5.25%, 12/01/27 (c)	1,200		1,294,517
State of Illinois, Series A (RB) 5.00%, 06/15/26 (c)	100		106,213
State of Illinois, Series B (GO) 5.00%, 11/01/29 (c)	1,000		1,083,691
State of Illinois, Series C (GO) 5.00%, 11/01/27 (c)	4,105		4,385,067
State of Illinois, Series D (GO) 5.00%, 11/01/27 (c)	3,910		4,200,847
State of Illinois, Series D (RB) 5.00%, 06/15/26 (c)	620		654,127
			66,494,322
Indiana: 0.9%
Carmel Local Public Improvement Bond Bank (RB) 5.00%, 07/15/26 (c)	15		16,278
Duneland School Building Corp., AD Valorem Property Tax (RB) 3.00%, 01/15/32 (c)	1,000		904,320
Indiana Finance Authority Highway, Series C (RB)
5.00%, 12/01/26 (c)	160		177,249
5.00%, 12/01/26 (c)	340		375,725
5.00%, 06/01/28	420		473,268
Indiana Finance Authority, Environmental Facilities, Indianapolis Power & Light Company Project, Series A (RB) (SAW) 1.40%, 08/01/26 (c)	2,000		1,685,714
Indiana Finance Authority, First Lien Wastewater Utility (RB) 4.00%, 10/01/31 (c)	2,500		2,619,255
Indiana Finance Authority, Parkview Health, Series A (RB) 5.00%, 11/01/27	250		278,685
Indiana Finance Authority, Series A (RB)
5.00%, 02/01/28 (c)	200		222,876
5.00%, 02/01/29 (c)	175		197,567
5.00%, 02/01/29 (c)	220		248,133
Indiana Finance Authority, Series B (RB) 5.00%, 02/01/26 (c)	130		141,105
Indiana Finance Authority, Series C (RB)
5.00%, 02/01/28 (c)	1,000		1,124,633
5.00%, 02/01/28 (c)	610		683,772
	Par
	(000’s	)	Value
Indiana (continued)
Indiana Finance Authority, Series E (RB)
5.00%, 02/01/29 (c)	$1,250		$1,409,844
5.00%, 02/01/29 (c)	105		118,842
5.00%, 06/01/29	935		1,067,898
5.00%, 08/01/26 (c)	160		175,367
5.00%, 08/01/26 (c)	100		109,351
Indiana Housing and Community Development Authority, Single Family Mortgage, Series A-1 (RB) 2.85%, 07/01/25 (c)	20		19,959
Indiana Municipal Power Agency, Series A (RB) 5.00%, 01/01/28 (c)	250		274,544
Indianapolis Local Public Improvement Bond Bank, Courhouse and Jail Project, Series A (RB)
5.00%, 02/01/29	710		809,285
5.00%, 02/01/29 (c)	1,715		1,939,340
Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series C (RB) 4.00%, 01/01/28 (c)	160		167,844
Trustees of the Indiana State University, Series A (RB) 5.00%, 06/01/26 (c)	185		202,328
			15,443,182
Iowa: 0.3%
Iowa Finance Authority (RB)
5.00%, 08/01/26	110		121,263
5.00%, 08/01/27 (c)	1,000		1,115,036
5.00%, 08/01/27 (c)	1,000		1,109,345
Iowa Finance Authority, Series A (RB)
5.00%, 08/01/31 (c)	500		579,889
5.00%, 08/01/31 (c)	1,000		1,157,682
Southeast Polk Community School District, Series A (GO) 2.00%, 05/01/28 (c)	1,000		809,275
State of Iowa, IJob Program, Series A (RB) 5.00%, 06/01/26 (c)	125		136,708
			5,029,198
Kansas: 0.5%
Butler County Unified School District No. 385 (GO)
4.00%, 09/01/27 (c)	300		315,069
4.00%, 09/01/27 (c)	500		526,880
County of Johnson, Internal Improvement, Series A (GO) 4.00%, 09/01/27 (c)	750		787,294
Johnson and Miami Counties Unified School District No. 230 (GO) 4.00%, 09/01/26 (c)	210		215,626

See Notes to Financial Statements

80

	Par
	(000’s	)	Value
Kansas (continued)
Kansas Development Finance Authority, AdventHealth Obligated Group, Series A (RB) 5.00%, 11/15/31 (p)	$3,950		$4,477,674
Seward County Unified School District No. 480, Series B (GO) 5.00%, 09/01/25 (c)	125		135,111
State of Kansas, Department of Transportation, Highway Revenue, Series A (RB)
5.00%, 09/01/27 (c)	150		165,808
5.00%, 09/01/27 (c)	775		857,483
5.00%, 09/01/27 (c)	630		698,036
State of Kansas, Department of Transportation, Highway Revenue, Series B (RB) 5.00%, 09/01/25 (c)	295		317,783
Wyandotte County, Unified School District No. 500, Series A (GO) 4.00%, 09/01/26 (c)	250		263,715
			8,760,479
Kentucky: 0.3%
Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) (NATL) 5.00%, 09/01/25 (c)	200		212,682
Kentucky State Property and Building Commission No. 119 (RB) 5.00%, 05/01/28	100		110,973
Kentucky State Property and Building Commission No. 119 (RB) (BAM) 5.00%, 05/01/28 (c)	1,285		1,411,209
Kentucky Turnpike Authority, Series A (RB) 5.00%, 07/01/26 (c)	165		180,039
Louisville and Jefferson County, Metro Government, Norton Healthcare, Inc., Series A (RB)
5.00%, 10/01/26 (c)	55		60,002
5.00%, 10/01/26 (c)	290		315,744
Louisville and Jefferson County, Metro Government, Norton Healthcare, Inc., Series D (RB) 5.00%, 10/01/29 (c) (p)	1,000		1,118,406
Louisville and Jefferson County, Metropolitan Sewer District, Kentucky Sewer and Drainage System, Series A (RB) 4.00%, 05/15/23 (c)	1,000		1,010,411
Paducah Electric Plant Board, Series A (RB) (AGM) 5.00%, 10/01/26	20		21,681
University of Kentucky, Series A (RB)
3.00%, 04/01/26 (c)	770		742,432
	Par
	(000’s	)	Value
Kentucky (continued)
4.00%, 04/01/26 (c)	$500		$519,297
			5,702,876
Louisiana: 1.0%
City of New Orleans, Louisiana Public Improvement, Series A (GO) 5.00%, 12/01/30 (c)	1,000		1,135,607
City of Shreveport, Water and Sewer Revenue, Series C (RB) (BAM) 4.00%, 12/01/28 (c)	250		260,444
Jefferson Sales Tax District, Parish of Jefferson, Series B (RB) (AGM) 5.00%, 12/01/29 (c)	615		694,773
Jefferson Sales Tax District, Series B (RB) (AGM)
4.00%, 12/01/29 (c)	500		519,012
5.00%, 12/01/27 (c)	280		310,634
Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/27 (c)	2,620		2,563,600
Louisiana Local Government Environmental Facilities and Community Development Authority, Woman’s Hospital Foundation Project, Series A (RB)
3.25%, 10/01/27 (c)	200		198,818
5.00%, 10/01/27 (c)	990		1,089,246
Louisiana Local Government Environmental Facilities and Community Development, Series B (RB) 2.50%, 04/01/26 (c)	1,000		835,334
Louisiana Public Facilities Authority, Tulane University, Series A (RB) 5.00%, 04/01/30 (c)	1,000		1,109,347
Louisiana Public Facilities Authority, Tulane University, Series A (RB) (AGM) 5.00%, 04/01/30 (c)	1,000		1,110,809
State of Louisiana, Series A (GO)
3.50%, 04/01/27 (c)	150		150,320
5.00%, 03/01/29 (c)	115		130,166
5.00%, 03/01/30 (c)	930		1,060,226
5.00%, 03/01/31 (c)	1,000		1,136,150
5.00%, 03/01/31 (c)	750		871,896
5.00%, 04/01/27 (c)	565		618,091
5.00%, 09/01/26 (c)	640		695,648
State of Louisiana, Series A (GO) (BAM)
5.00%, 03/01/30 (c)	425		478,184
5.00%, 03/01/30 (c)	910		1,036,543

See Notes to Financial Statements

81

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Louisiana (continued)
State of Louisiana, Series B (GO)
5.00%, 10/01/27	$150		$167,259
5.00%, 08/01/26 (c)	200		217,948
5.00%, 08/01/26 (c)	205		224,171
State of Louisiana, Series D (GO)
3.00%, 09/01/26 (c)	200		196,769
5.00%, 09/01/26 (c)	100		109,121
			16,920,116
Maryland: 3.1%
City of Baltimore, Consolidated Public Improvement, Series B (GO) 5.00%, 10/15/27 (c)	250		280,560
County of Baltimore (GO)
4.00%, 03/01/30 (c)	1,140		1,206,438
5.00%, 03/01/30	945		1,098,402
5.00%, 03/01/30 (c)	325		377,225
County of Baltimore (GO) (AGC) 4.00%, 03/01/29 (c)	1,925		2,024,331
County of Baltimore (GO) (FANNIE MAE) 5.00%, 03/01/28	1,250		1,414,567
County of Montgomery, Series A (GO)
3.00%, 08/01/30 (c)	750		749,184
5.00%, 12/01/24 (c)	20		21,269
County of Montgomery, Series C (GO) 4.00%, 10/01/27 (c)	1,070		1,136,990
Maryland Economic Development Corp., College Park Projects (RB) (AGM) 5.00%, 06/01/26 (c)	15		16,269
Maryland Stadium Authority, Baltimore City Public School Construction and Revitalization Program (RB)
5.00%, 05/01/26 (c)	250		272,631
5.00%, 05/01/26 (c)	250		271,282
Maryland Stadium Authority, Baltimore City Public School Construction and Revitalization Program, Series A (RB) 5.00%, 05/01/28 (c)	1,000		1,112,709
Maryland Transportation Authority (RB) 3.00%, 09/01/27 (c)	500		499,773
Maryland Transportation Authority Transportation Facilities Projects (RB)
3.00%, 07/01/27 (c)	300		292,488
3.00%, 07/01/27 (c)	510		503,402
	Par
	(000’s	)	Value
Maryland (continued)
Maryland Transportation Authority, Transportation Facilities Projects, Series A (RB) 5.00%, 07/01/30	$1,900		$2,190,436
Prince George’s County, Series A (GO)
5.00%, 07/15/28	1,000		1,137,931
5.00%, 07/15/28 (c)	2,500		2,811,547
5.00%, 07/15/28 (c)	1,150		1,307,695
Prince George’s County, Series A (GO) (SAW) 4.00%, 07/15/28 (c)	1,000		1,071,602
State of Maryland, Department of Transportation (RB)
2.12%, 10/01/29 (c)	2,000		1,559,723
3.00%, 11/01/24 (c)	1,000		1,009,524
3.00%, 11/01/24 (c)	520		522,479
3.12%, 05/01/25 (c)	855		859,846
4.00%, 05/01/25 (c)	780		809,732
4.00%, 05/01/28 (c)	750		796,557
State of Maryland, Department of Transportation (RB) (SAW) 2.12%, 10/01/27 (c)	2,340		2,057,066
State of Maryland, State and Local Facilities Loan, First Series (GO)
5.00%, 03/15/28 (c)	1,000		1,130,202
5.00%, 03/15/29 (c)	3,000		3,409,474
State of Maryland, State and Local Facilities Loan, First Series A (GO)
3.12%, 03/15/28 (c)	250		251,908
4.00%, 03/15/27 (c)	1,185		1,250,989
5.00%, 03/15/28	680		770,348
5.00%, 03/15/29	1,000		1,149,147
5.00%, 03/15/30 (c)	5,500		6,374,247
State of Maryland, State and Local Facilities Loan, Second Series (GO)
4.00%, 08/01/28 (c)	530		558,039
5.00%, 08/01/27	125		140,291
5.00%, 08/01/28 (c)	1,000		1,132,041
State of Maryland, State and Local Facilities Loan, Second Series A (GO)
3.00%, 08/01/27 (c)	1,000		1,003,210
5.00%, 08/01/30 (c)	1,125		1,302,355
5.00%, 08/01/31 (c)	1,400		1,644,160
State of Maryland, State and Local Facilities Loan, Second Series B (GO) 5.00%, 08/01/28	2,895		3,298,333
Washington Suburban Sanitary District, Second Series (GO)
5.00%, 06/01/26 (c)	750		816,210
5.00%, 06/01/27 (c)	550		613,676

See Notes to Financial Statements

82

	Par
	(000’s	)	Value
Maryland (continued)
Washington Suburban Sanitary District, Second Series (RB) 4.00%, 12/01/30 (c)	$525		$561,458
			52,817,746
Massachusetts: 2.3%
City of Boston, Series A (GO) 5.00%, 03/01/29	100		115,189
Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB) 5.00%, 06/01/24 (c)	980		1,021,748
Commonwealth of Massachusetts, Series A (GO) 5.00%, 09/01/28	2,000		2,267,787
Commonwealth of Massachusetts, Series B (GO)
5.00%, 07/01/26 (c)	155		169,073
5.00%, 07/01/26 (c)	1,860		2,015,018
5.00%, 07/01/26 (c)	600		651,963
Commonwealth of Massachusetts, Series C (GO)
3.00%, 02/01/24 (c)	400		392,429
5.00%, 05/01/23 (c)	350		357,998
5.00%, 05/01/23 (c)	205		209,787
5.00%, 05/01/30	1,000		1,158,504
Commonwealth of Massachusetts, Series C (GO) (AGM) 5.00%, 05/01/31	2,665		3,122,349
Commonwealth of Massachusetts, Series D (GO)
4.00%, 11/01/30 (c)	2,000		2,071,320
5.00%, 07/01/30 (c)	365		416,481
Commonwealth of Massachusetts, Series E (GO)
3.00%, 11/01/27 (c)	1,275		1,181,879
5.00%, 11/01/27 (c)	100		111,185
5.00%, 11/01/30 (c)	1,000		1,155,478
Commonwealth of Massachusetts, Series I (GO) 5.00%, 12/01/26 (c)	10		11,037
Commonwealth of Massachusetts, Transportation Fund, Series A (GO) 5.00%, 12/01/26 (c)	500		545,861
Commonwealth of Massachusetts, Transportation Fund, Series A (RB)
4.00%, 12/01/27 (c)	450		461,445
5.00%, 06/01/26 (c)	20		21,892
5.00%, 06/01/31 (c)	800		920,075
Massachusetts Bay Transportation Authority, Series A (RB)
0.00%, 07/01/26 (c) ^	130		99,734
2.00%, 07/01/26 (c)	210		196,196
	Par
	(000’s	)	Value
Massachusetts (continued)
Massachusetts Clean Water Trust , Series 23-A (RB) 5.00%, 02/01/31 (c)	$540		$618,676
Massachusetts Clean Water Trust, Series 21 (RB) 5.00%, 08/01/28 (c)	1,000		1,121,425
Massachusetts Commonwealth, Series D (GO) (SBG) 5.00%, 07/01/30 (c)	2,000		2,275,841
Massachusetts Department of Transportation, Metropolitan Highway System, Series A (RB) 5.00%, 01/01/29	1,000		1,139,203
Massachusetts Department of Transportation, Metropolitan Highway System, Series A (RB) (SAW) 5.00%, 01/01/29 (c)	1,000		1,123,451
Massachusetts Development Finance Agency, Beth Israel Lahey Health Issue, Series K (RB) 5.00%, 07/01/29 (c)	255		280,402
Massachusetts Development Finance Agency, CareGroup Issue, Series I (RB) 5.00%, 07/01/26 (c)	200		216,262
Massachusetts Development Finance Agency, CareGroup Issue, Series J-2 (RB) (SBG) 5.00%, 07/01/28 (c)	130		141,844
Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB) 5.00%, 07/15/26 (c)	480		522,497
Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/27 (c)	500		532,456
Massachusetts Development Finance Agency, Williams College, Series P (RB) 5.00%, 07/01/23 (c)	1,500		1,544,383
Massachusetts Housing Finance Agency, Series 178 (RB) 3.70%, 06/01/25 (c)	100		100,242
Massachusetts Housing Finance Agency, Series B-1 (RB) (FHA) 2.75%, 12/01/28 (c)	150		138,364
Massachusetts School Building Authority, Dedicated Sales Tax, Series C (RB) 5.00%, 11/15/26 (c)	125		136,367

See Notes to Financial Statements

83

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Massachusetts (continued)
Massachusetts Water Resources Authority, Series B (RB) 5.00%, 08/01/30 (c)	$1,500		$1,698,780
Massachusetts Water Resources Authority, Series B (RB) (AGM) 5.25%, 08/01/30	2,000		2,365,183
Massachusetts Water Resources Authority, Series C (RB) 5.00%, 08/01/27 (c)	2,115		2,342,254
University of Massachusetts Building Authority, Series 1 (RB)
5.00%, 11/01/29 (c)	475		539,143
5.00%, 11/01/29 (c)	750		850,178
5.00%, 05/01/29 (c)	1,220		1,375,623
University of Massachusetts Building Authority, Series 1 (RB) (SD CRED PROG) 5.00%, 11/01/29 (c)	500		568,468
University of Massachusetts Building Authority, Series 3 (RB) 5.00%, 11/01/27 (c)	1,020		1,135,150
			39,440,620
Michigan: 1.0%
Board of Governors of Wayne State University, Series A (RB) 5.00%, 05/15/26 (c)	285		310,535
Board of Trustees of Michigan State University, Series B (RB) 5.00%, 02/15/29 (c)	340		379,246
Brighton Area Schools County of Livingston (GO) 5.00%, 05/01/29	985		1,125,865
Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C (RB)
5.00%, 07/01/26 (c)	250		270,633
5.00%, 07/01/26 (c)	250		272,067
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B (RB)
5.00%, 07/01/26 (c)	290		314,883
5.00%, 07/01/26 (c)	570		621,719
5.00%, 07/01/26 (c)	500		545,574
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series C (RB)
5.00%, 07/01/26 (c)	1,025		1,112,950
5.00%, 07/01/26 (c)	30		32,796
Great Lakes Water Authority, Water Supply System, Second Lien, Series D (RB) 5.00%, 07/01/26 (c)	130		141,635
	Par
	(000’s	)	Value
Michigan (continued)
Great Lakes Water Authority, Water Supply System, Senior Lien, Series C (RB) 5.00%, 07/01/26 (c)	$155		$169,896
Michigan Finance Authority, Charter County of Wayne Criminal Justice Center Project (RB) (SAW) 5.00%, 11/01/28 (c)	2,645		3,008,974
Michigan Finance Authority, Clean Water, Series B (RB)
5.00%, 10/01/25	110		118,912
5.00%, 10/01/26	100		110,141
Michigan Finance Authority, Henry Ford Health System (RB) 3.00%, 11/15/26 (c)	140		135,509
Michigan Finance Authority, Local Government Loan Program, Series H-1 (RB)
5.00%, 10/01/24 (c)	725		763,022
5.00%, 11/15/26 (c)	150		163,152
Michigan Finance Authority, Tabaco Settlement, Series A (RB) 5.00%, 12/01/30 (c)	500		546,120
Michigan Finance Authority, Trinity Health Credit Group, Series MI (RB)
5.00%, 12/01/27 (c)	260		283,820
5.00%, 06/01/27 (c)	75		81,784
Michigan State Building Authority, Series I (RB)
5.00%, 10/15/25 (c)	5		5,418
5.00%, 10/15/25 (c)	25		27,091
5.00%, 10/15/25 (c)	10		10,750
5.00%, 10/15/26 (c)	570		622,216
5.00%, 10/15/26 (c)	125		136,342
5.00%, 10/15/26 (c)	120		130,573
Michigan State Hospital Finance Authority, Series C (RB) 5.00%, 12/01/27	100		110,723
Michigan State Housing Development Authority, Single-Family Mortgage, Series B (RB)
3.10%, 06/01/26 (c)	1,370		1,331,979
3.35%, 06/01/26 (c)	170		164,582
State of Michigan Trunk Line, Series A (RB) 5.00%, 11/15/31 (c)	1,900		2,210,452
State of Michigan, Environmental Program (GO) 3.00%, 05/01/26 (c)	410		410,375
State of Michigan, Environmental Program, Series A (GO)
3.00%, 05/15/30 (c)	750		694,093

See Notes to Financial Statements

84

	Par
	(000’s	)	Value
Michigan (continued)
5.00%, 12/01/25 (c)	$10		$10,853
Wayne County Airport Authority, Deroit Metropolitan Airport, Series A (RB) 5.00%, 12/01/28 (c)	560		626,674
			17,001,354
Minnesota: 1.1%
City of Maple Grove, Minnesota Health Care Facilities (RB)
3.38%, 05/01/27 (c)	180		179,006
3.50%, 05/01/27 (c)	460		457,901
City of Minneapolis, Fairview Health Services, Series A (RB) 5.00%, 11/15/28 (c)	125		136,572
County of Hennepin, Series B (GO) 5.00%, 12/15/28 (c)	1,000		1,139,496
Minneapolis-St. Paul Metropolitan Airports Commission, Series A (RB) 5.00%, 07/01/29 (c)	200		220,376
Minneapolis-St. Paul Metropolitan Airports Commission, Series B (RB)
5.00%, 01/01/27 (c)	325		353,668
5.00%, 01/01/27 (c)	515		561,185
Regents of the University of Minnesota, Series B (RB) 5.00%, 12/01/27 (c)	1,000		1,116,009
Roseville Independent School District No. 623 (GO) (SD CRED PROG) 5.00%, 02/01/27 (c)	500		549,419
State of Minnesota, State Trunk Highway, Series B (GO)
3.00%, 08/01/26 (c)	500		508,579
5.00%, 08/01/28	100		113,747
State of Minnesota, State Trunk Highway, Series E (GO) 3.00%, 10/01/27 (c)	120		122,536
State of Minnesota, Various Purpose, Series A (GO)
5.00%, 10/01/27 (c)	400		447,307
5.00%, 08/01/29 (c)	1,000		1,137,205
5.00%, 08/01/29	400		461,478
5.00%, 08/01/29 (c)	1,000		1,140,418
5.00%, 08/01/30 (c)	2,000		2,291,596
5.00%, 08/01/30 (c)	2,000		2,293,794
State of Minnesota, Various Purpose, Series D (GO)
2.25%, 08/01/26 (c)	925		893,344
3.00%, 10/01/27 (c)	1,000		1,016,877
3.00%, 10/01/27 (c)	1,000		1,013,655
University of Minnesota, Series B (RB) 5.00%, 12/01/27 (c)	805		901,698
	Par
	(000’s	)	Value
Minnesota (continued)
Virginia Independent School District No. 706, Series A (GO) (SD CRED PROG) 3.00%, 02/01/28 (c)	$1,000		$979,418
			18,035,284
Mississippi: 0.2%
State of Mississippi, Series A (GO)
5.00%, 10/01/27 (c)	430		479,637
5.00%, 10/01/27 (c)	880		979,059
State of Mississippi, Series A (RB)
5.00%, 10/15/28 (c)	400		446,626
5.00%, 10/15/28 (c)	550		613,015
5.00%, 10/15/28 (c)	1,000		1,114,868
State of Mississippi, Series B (GO)
4.00%, 10/01/29 (c)	295		304,548
5.00%, 12/01/26 (c)	155		171,569
			4,109,322
Missouri: 0.6%
City of Kansas, Series C (RB) 5.00%, 09/01/27 (c)	745		832,101
Curators of the University of Missouri, Series B (RB) 5.00%, 11/01/30	1,400		1,639,398
Health and Educational Facilities Authority, Mercy Health, Series A (RB) 5.00%, 12/01/28 (c)	250		279,194
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Series A (RB) 4.00%, 06/01/26 (c)	15		15,603
Platte County Park Hill School District (GO) (SAW)
3.00%, 03/01/26 (c)	225		217,284
3.00%, 03/01/26 (c)	105		102,376
Springfield School District No. R-12 (GO) 4.00%, 03/01/29 (c)	650		687,637
Springfield School District No. R-12 (GO) (SAW)
4.00%, 03/01/28 (c)	1,035		1,097,538
4.00%, 03/01/28 (c)	615		654,050
4.00%, 03/01/29 (c)	1,415		1,495,157
5.00%, 03/01/29 (c)	450		506,667
St. Louis County, Series A (RB)
2.00%, 12/01/28 (c)	1,045		862,999
4.00%, 12/01/28 (c)	1,345		1,436,977
			9,826,981
Montana: 0.0%
Montana Facility Finance Authority, SCL Health System, Series A (RB) 5.00%, 01/01/29	150		167,680

See Notes to Financial Statements

85

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Nebraska: 0.4%
Central Plains Energy Project, Gas Project Crossover, Series A (RB)
5.00%, 09/01/32	$1,280		$1,414,196
5.00%, 09/01/34	3,300		3,671,745
Douglas County Hospital Authority No. 2 (RB) 4.00%, 05/15/26 (c)	115		116,644
Omaha Public Power District, Electric System, Series A (RB) 5.00%, 12/01/27 (c)	100		110,615
Omaha Public Power District, Electric System, Series A (RB) (SAW) 5.00%, 02/01/29 (c)	1,125		1,272,162
			6,585,362
Nevada: 1.2%
Clark County Limited Tax Bond Bank, Series B (GO) 5.00%, 11/01/26 (c)	300		327,713
Clark County School District, Series A (GO) 5.00%, 06/15/31	530		610,359
Clark County School District, Series A (GO) (AGM)
5.00%, 06/15/30 (c)	915		1,031,919
5.00%, 06/15/30 (c)	1,000		1,138,608
Clark County School District, Series B (GO)
4.00%, 11/01/26 (c)	250		262,066
4.00%, 11/01/26 (c)	155		162,614
Clark County School District, Series B (GO) (AGM) 5.00%, 06/15/29	1,000		1,128,895
Clark County School District, Series B (GO) (BAM) 3.00%, 06/15/30 (c)	1,500		1,345,890
Clark County School District, Series C (GO)
5.00%, 12/15/25 (c)	200		215,063
5.00%, 12/15/27 (c)	1,050		1,157,398
Clark County Water Reclamation District (GO) 3.00%, 07/01/26 (c)	630		639,223
Clark County, Las Vegas McCarran International Airport Passenger Facility, Series E (RB) 5.00%, 07/01/29 (c)	1,200		1,329,978
Clark County, Limited Tax (GO) 4.00%, 06/01/29 (c)	1,000		1,051,722
Clark County, Limited Tax, Series A (GO)
5.00%, 06/01/28 (c)	150		166,916
5.00%, 06/01/28 (c)	1,110		1,243,624
Clark County, Limited Tax, Series C (GO)
3.00%, 07/01/27 (c)	305		295,416
3.00%, 07/01/27 (c)	500		482,124
	Par
	(000’s	)	Value
Nevada (continued)
3.00%, 07/01/27 (c)	$270		$256,424
Clark County, McCarran International Airport, Series B (RB) 5.00%, 07/01/29 (c)	275		306,268
Clark County, Nevada Pollution Control, Southern California Edison Company (RB) 2.10%, 06/01/31	1,500		1,299,608
County of Clark, Las Vegas McCarran International Airport Passenger Facility, Series E (RB) 5.00%, 07/01/29 (c)	470		523,439
Las Vegas Valley Water District, Series A (GO)
4.00%, 02/01/27 (c)	500		522,796
5.00%, 06/01/26 (c)	190		207,951
State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB)
4.00%, 06/01/27 (c)	1,000		1,052,414
5.00%, 06/01/27 (c)	795		881,101
State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB) (AGM)
3.38%, 06/01/28 (c)	325		326,889
4.00%, 06/01/28 (c)	760		807,456
4.00%, 06/01/28 (c)	760		802,004
Truckee Meadows Water Authority (RB)
5.00%, 07/01/26 (c)	355		386,480
5.00%, 07/01/26 (c)	30		32,772
			19,995,130
New Hampshire: 0.1%
New Hampshire Municipal Bond Bank, Series C (RB) 5.00%, 08/15/29	2,000		2,295,721
New Jersey: 4.0%
Board of Education of the Toms River Regional School District (GO) 3.00%, 07/15/26 (c)	500		461,201
City of Ocean City (GO) 2.25%, 09/15/26 (c)	250		212,670
County of Hudson (GO)
2.00%, 11/15/28 (c)	685		526,395
2.00%, 11/15/28 (c)	2,000		1,567,873
2.12%, 11/15/28 (c)	265		203,136
County of Union, Technical School Bonds, Series A (GO) 3.00%, 09/01/25 (c)	600		604,524
New Jersey Economic Development Authority, Montclair State University Student Housing Project (RB) (AGM) 4.00%, 06/01/27 (c)	275		287,108

See Notes to Financial Statements

86

	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB) (BAM) 3.12%, 07/01/27 (c)	$755		$724,297
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	260		282,359
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	1,000		1,082,386
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.50%, 12/15/26 (c)	380		414,822
New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB) 5.50%, 12/15/26 (c)	275		310,588
New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB)
5.00%, 06/15/27 (c)	615		654,996
5.00%, 06/15/27 (c)	935		997,466
5.00%, 06/15/27	245		265,813
New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB) 5.00%, 12/15/29 (c)	1,250		1,342,470
New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 12/15/29 (c)	1,080		1,063,407
New Jersey Economic Development Authority, State House Project, Series B (RB)
4.00%, 12/15/28 (c)	1,290		1,328,512
5.00%, 12/15/28 (c)	315		339,058
New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB) 5.00%, 06/15/24 (c)	230		239,265
New Jersey Educational Facilities Authority, Princeton University, Series C (RB)
2.00%, 03/01/31 (c)	1,975		1,596,240
2.00%, 03/01/31 (c)	1,000		821,146
2.00%, 03/01/31 (c)	6,000		4,751,554
	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, Princeton University, Series I (RB) 5.00%, 07/01/27 (c)	$500		$556,071
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health Obligated Group Issue, Series A (RB) 5.00%, 07/01/27 (c)	1,000		1,101,496
New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group Issue, Series A (RB) 3.38%, 07/01/27 (c)	360		357,315
New Jersey Health Care Facilities Financing Authority, Robert Wood Jonson University Hospital, Series A (RB) 5.25%, 07/01/23 (c)	1,355		1,389,980
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, Series A (RB) 4.00%, 07/01/26 (c)	1,590		1,633,544
New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System Obligated Group Issue (RB)
3.00%, 07/01/26 (c)	115		112,044
3.12%, 07/01/26 (c)	150		145,793
New Jersey Health Care Facilities Financing Authority, Valley Health System (RB) 5.00%, 07/01/29 (c)	1,000		1,136,915
New Jersey Housing and Mortgage Finance Agency, Series A (RB) 3.75%, 10/01/27 (c)	870		865,258
New Jersey State Turnpike Authority, Series B (RB)
5.00%, 01/01/28 (c)	2,900		3,172,937
5.00%, 01/01/28 (c)	1,080		1,182,505
5.00%, 01/01/28 (c)	115		126,043
New Jersey State, COVID-19, Series A (GO) 4.00%, 06/01/32	1,135		1,184,110
New Jersey Transportation Trust Fund Authority, Series A (RB)
4.00%, 12/15/28 (c)	2,830		2,878,019
5.00%, 12/15/28 (c)	1,395		1,500,665
5.00%, 12/15/28 (c)	1,000		1,067,885
5.00%, 12/15/28 (c)	1,100		1,179,338
5.00%, 12/15/28	500		548,075
5.00%, 06/15/26 (c)	435		464,410

See Notes to Financial Statements

87

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New Jersey (continued)
5.00%, 06/15/31 (c)	$500		$539,435
New Jersey Transportation Trust Fund Authority, Series A-1 (RB) 4.10%, 06/15/26 (c)	780		799,899
New Jersey Transportation Trust Fund Authority, Series AA (RB) 5.00%, 12/15/30 (c)	1,200		1,284,904
New Jersey Turnpike Authority, Series A (RB)
4.00%, 01/01/27 (c)	135		138,709
5.00%, 01/01/27 (c)	270		292,858
5.00%, 01/01/27 (c)	1,625		1,772,165
New Jersey Turnpike Authority, Series E (RB)
5.00%, 01/01/28 (c)	115		127,192
5.00%, 01/01/28 (c)	200		219,205
New Jersey Turnpike Authority, Series G (RB) 5.00%, 01/01/28 (c)	1,000		1,093,193
New Jersey Turnpike Authority, Series G (RB) (AGM) 4.00%, 01/01/28 (c)	2,130		2,214,691
State of New Jersey, Series A (GO) 3.00%, 06/01/32	250		238,526
State of New Jersey, Various Purposes (GO)
2.00%, 12/01/29 (c)	3,000		2,252,044
2.00%, 12/01/29 (c)	3,000		2,358,015
2.00%, 12/01/29 (c)	3,000		2,603,828
5.00%, 12/01/29 (c)	5,000		5,553,057
5.00%, 06/01/27 (c)	400		436,398
Tobacco Settlement Financing Corp., Series A (RB)
5.00%, 06/01/27	360		387,517
5.00%, 06/01/28 (c)	2,500		2,681,645
5.00%, 06/01/28 (c)	195		210,116
5.00%, 06/01/28 (c)	225		240,283
5.00%, 06/01/28 (c)	250		267,660
5.00%, 06/01/28 (c)	500		537,247
			66,928,276
New York: 16.3%
City of New York Housing Development Corp., Series G-1 (RB) 3.10%, 11/01/25 (c)	500		483,843
City of New York, Series A (GO)
4.00%, 08/01/26 (c)	485		498,815
4.00%, 08/01/31 (c)	600		604,795
5.00%, 08/01/26 (c)	1,810		1,958,835
5.00%, 08/01/27 (c)	540		597,656
5.00%, 08/01/27	550		609,290
5.00%, 08/01/30	415		473,639
City of New York, Series A-1 (GO) 5.00%, 08/01/29	1,000		1,133,255
	Par
	(000’s	)	Value
New York (continued)
City of New York, Series B-1 (GO)
4.00%, 12/01/26 (c)	$250		$256,807
5.00%, 10/01/27 (c)	100		109,397
5.00%, 10/01/29 (c)	1,125		1,263,367
5.00%, 10/01/29 (c)	500		564,307
5.00%, 11/01/30	1,000		1,144,089
5.00%, 12/01/26 (c)	395		429,554
5.25%, 10/01/27 (c)	920		1,027,541
City of New York, Series C (GO) 5.00%, 02/01/27 (c)	225		247,238
City of New York, Series C and D (GO)
5.00%, 02/01/26 (c)	110		119,151
5.00%, 02/01/28 (c)	820		915,534
5.00%, 02/01/28 (c)	1,250		1,367,766
City of New York, Series C-1 (GO) (SBG) 5.00%, 08/01/28	1,000		1,120,928
City of New York, Series C-1 (GO) (SD CRED PROG) 5.00%, 08/01/30	2,000		2,282,599
City of New York, Series D-1 (GO) (BAM) 5.00%, 03/01/30 (c)	1,565		1,732,260
City of New York, Series E (GO) 5.00%, 08/01/26 (c)	540		584,404
City of New York, Series E-1 (GO)
5.00%, 03/01/28 (c)	1,015		1,117,087
5.25%, 03/01/28 (c)	1,500		1,686,193
5.25%, 03/01/28 (c)	1,000		1,113,586
City of New York, Series F-1 (GO) 5.00%, 04/01/28 (c)	250		273,276
City of New York, Series I-A (GO) 4.00%, 10/01/30 (c)	2,000		2,026,951
City of New York, Series L (GO) 5.00%, 04/01/29 (c)	400		446,630
City of New York, Series L-5 (GO) 5.00%, 04/01/31 (c)	1,865		2,111,808
City of New York, Series L-6 (GO)
5.00%, 04/01/28	175		195,327
5.00%, 04/01/29 (c)	1,000		1,127,239
City of Troy Capital Resource Corp., Series A (RB) 5.00%, 09/01/30 (c)	500		554,101
County of Nassau, Interim Finance Authority, Public Benefit Corp., Series A (RB) 5.00%, 05/15/31 (c)	1,500		1,748,090
County of Nassau, Series C (GO)
5.00%, 10/01/27	310		344,021
5.00%, 10/01/27 (c)	600		658,576

See Notes to Financial Statements

88

	Par
	(000’s	)	Value
New York (continued)
County of Suffolk, Series D (GO) (BAM) 4.00%, 10/15/27 (c)	$1,520		$1,610,557
Hudson Yards Infrastructure Corp., Series A (RB)
5.00%, 02/15/27 (c)	1,700		1,861,933
5.00%, 02/15/27 (c)	1,400		1,536,642
5.00%, 02/15/27 (c)	3,025		3,324,510
5.00%, 02/15/27 (c)	460		503,817
Long Island Power Authority, Electric System (RB)
5.00%, 09/01/27 (c)	500		551,134
5.00%, 09/01/27 (c)	305		338,417
5.00%, 09/01/27 (c)	750		826,311
5.00%, 09/01/28 (c)	1,035		1,151,511
Long Island Power Authority, Electric System, Series A (RB) 3.00%, 09/01/28 (c)	450		427,330
Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/26 (c)	40		43,888
Metropolitan Transportation Authority, Series A (RB) 4.00%, 11/15/26 (c)	340		340,628
Metropolitan Transportation Authority, Series A-2 (RB) 5.00%, 05/15/27 (c)	155		166,892
Metropolitan Transportation Authority, Series B (RB)
4.00%, 11/15/26 (c)	215		215,136
5.00%, 11/15/26 (c)	310		333,089
5.00%, 11/15/28	380		412,750
5.00%, 11/15/28	380		412,750
Metropolitan Transportation Authority, Series B-2 (RB)
5.00%, 11/15/26 (c)	15		16,221
5.00%, 11/15/27 (c)	200		218,304
5.00%, 11/15/27	400		446,127
5.00%, 11/15/27 (c)	1,185		1,288,271
Metropolitan Transportation Authority, Series C-1 (RB)
4.00%, 05/15/28 (c)	1,240		1,245,250
4.00%, 05/15/28 (c)	395		395,325
4.00%, 05/15/28 (c)	410		409,535
5.00%, 11/15/26 (c)	155		166,544
5.00%, 05/15/28 (c)	1,260		1,361,125
5.00%, 05/15/28 (c)	470		505,635
5.00%, 05/15/28 (c)	810		860,267
5.00%, 05/15/28 (c)	1,445		1,545,627
5.00%, 05/15/28 (c)	1,540		1,652,265
5.00%, 05/15/28 (c)	2,540		2,703,309
Metropolitan Transportation Authority, Series C-2 (RB) 0.00%, 11/15/33 ^	1,035		660,152
Metropolitan Transportation Authority, Series D (RB)
3.12%, 11/15/26 (c)	265		235,277
4.00%, 11/15/26 (c)	400		401,308
	Par
	(000’s	)	Value
New York (continued)
5.00%, 05/15/28 (c)	$1,570		$1,674,949
5.00%, 05/15/28 (c)	535		569,398
5.00%, 05/15/28 (c)	1,085		1,164,095
Metropolitan Transportation Authority, Series E (RB) 5.00%, 11/15/30	1,000		1,097,775
Monroe County Industrial Development Corp. (RB) 3.00%, 12/01/30 (c)	865		707,491
New York City Housing Development Corp. (RB) (FHA 542(C)) 2.10%, 05/01/29 (c)	2,000		1,603,976
New York City Housing Development Corp., Multi- Family Housing, Series A-1-C (RB) 2.35%, 05/01/28 (c)	1,100		934,461
New York City Housing Development Corp., Multi- Family Housing, Series C-1 (RB) 2.10%, 05/01/29 (c)	1,340		1,068,210
New York City Industrial Development Agency (RB) (AGM)
4.00%, 01/01/31 (c)	500		515,322
4.00%, 09/01/30 (c)	1,500		1,548,296
5.00%, 01/01/31	2,700		3,002,534
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series A (RB) (AGM) 2.00%, 01/01/31 (c)	1,250		891,694
New York City Industrial Development Agency, Yankee Stadium Project, Series A (RB) (AGM) 5.00%, 03/01/30	2,145		2,395,250
New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW)
3.00%, 07/15/31 (c)	1,400		1,228,949
4.00%, 07/15/31 (c)	1,375		1,417,034
5.00%, 07/15/31 (c)	1,000		1,150,099
New York City Transitional Finance Authority, Building Aid, Series S-2 (RB) (SAW)
5.00%, 07/15/25 (c)	135		144,677
5.00%, 07/15/28 (c)	1,010		1,116,739
New York City Transitional Finance Authority, Building Aid, Series S-3 (RB) (SAW) 5.00%, 07/15/28 (c)	1,605		1,765,268
New York City Transitional Finance Authority, Building Aid, Series S-4 (RB) (SAW)
5.00%, 07/15/28 (c)	100		110,568
5.00%, 07/15/28 (c)	500		549,928

See Notes to Financial Statements

89

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
5.25%, 07/15/28 (c)	$415		$461,991
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB)
3.00%, 11/01/30 (c)	2,000		1,787,174
5.00%, 11/01/30 (c)	3,000		3,353,543
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB)
4.00%, 05/01/26 (c)	630		656,420
5.00%, 11/01/31 (c)	1,000		1,151,683
5.00%, 05/01/26 (c)	160		172,518
5.00%, 05/01/26 (c)	280		303,888
5.00%, 05/01/26 (c)	450		486,442
5.00%, 05/01/26 (c)	880		949,883
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB)
5.00%, 11/01/22 (c)	1,000		1,015,723
5.00%, 08/01/24 (c)	260		273,542
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
4.00%, 08/01/27 (c)	115		117,750
5.00%, 08/01/26 (c)	530		577,562
5.00%, 08/01/26 (c)	895		971,202
5.00%, 08/01/26 (c)	690		749,900
5.00%, 08/01/26 (c)	540		586,653
5.00%, 08/01/27 (c)	350		381,128
5.00%, 08/01/27 (c)	125		137,513
5.00%, 08/01/27 (c)	1,000		1,092,475
5.00%, 08/01/28 (c)	780		855,994
5.00%, 08/01/30 (c)	1,000		1,140,924
5.00%, 08/01/31 (c)	1,000		1,135,992
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB)
5.00%, 11/01/25 (c)	20		21,656
5.00%, 05/01/27 (c)	2,280		2,494,937
5.00%, 05/01/27 (c)	900		977,873
5.00%, 08/01/30 (c)	855		976,801
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB) 5.00%, 11/01/30 (c)	4,500		5,020,020
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E (RB) 3.50%, 05/01/27 (c)	100		100,974
	Par (000’s	)	Value
New York (continued)
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
5.00%, 02/01/25 (c)	$155		$163,601
5.00%, 02/01/27 (c)	1,190		1,297,658
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series G-1 (RB) 4.00%, 11/01/30	6,000		6,451,268
New York City Trust for Cultural Resources, The Museum of Modern Art, Series 1-E (RB)
4.00%, 10/01/26 (c)	850		899,867
4.00%, 10/01/26 (c)	745		784,887
New York City Water and Sewer System, Series AA (RB) 5.00%, 12/15/29 (c)	1,000		1,128,845
New York City Water and Sewer System, Series BB (RB)
5.00%, 06/15/27 (c)	595		661,297
5.00%, 06/15/27 (c)	310		342,822
New York City Water and Sewer System, Series DD (RB) 5.00%, 06/15/31	1,865		2,163,852
New York City Water and Sewer System, Series EE (RB) 5.00%, 06/15/27 (c)	215		237,872
New York City Water and Sewer System, Series FF-2 (RB) 5.00%, 06/15/29 (c)	500		558,261
New York State Dormitory Authority, Columbia University (RB) 5.00%, 04/01/26 (c)	170		186,087
New York State Dormitory Authority, Columbia University, Series A (RB) (FHA) 5.00%, 10/01/28	115		131,281
New York State Dormitory Authority, Columbia University, Series B (RB) 5.00%, 10/01/27	25		28,131
New York State Dormitory Authority, Cornell University, Series A (RB) 4.00%, 07/01/26 (c)	200		208,478
New York State Dormitory Authority, Cornell University, Series D (RB)
5.00%, 07/01/33	110		131,085
5.00%, 07/01/34	1,100		1,318,981
New York State Dormitory Authority, Fordham University (RB) 4.00%, 07/01/27 (c)	800		808,181

See Notes to Financial Statements

90

	Par (000’s	)	Value
New York (continued)
New York State Dormitory Authority, Memorial Sloan- Kettering Cancer Center, Series 1 (RB) 4.00%, 07/01/29 (c)	$1,000		$1,018,000
New York State Dormitory Authority, Montefiore Medical Center, Series A (RB)
5.00%, 08/01/28 (c)	1,000		1,052,560
5.00%, 08/01/28	545		576,978
New York State Dormitory Authority, Montefiore Obligated Group, Series A (RB) 5.00%, 08/01/28 (c)	1,890		1,984,569
New York State Dormitory Authority, New School University, Series A (RB) 5.00%, 01/01/27 (c)	250		270,844
New York State Dormitory Authority, New York State University, Series B (RB) 5.00%, 07/01/25 (c)	20		21,544
New York State Dormitory Authority, New York University, Series A (RB)
4.00%, 07/01/31 (c)	1,000		1,012,558
5.00%, 07/01/26 (c)	260		281,884
5.00%, 07/01/27 (c)	250		275,248
5.00%, 07/01/27 (c)	200		219,896
5.00%, 07/01/27 (c)	445		491,515
5.00%, 07/01/27 (c)	475		525,854
5.00%, 07/01/28 (c)	385		434,949
5.00%, 07/01/29 (c)	100		114,224
New York State Dormitory Authority, Personal Income Tax, Series A (RB)
3.00%, 09/15/30 (c)	3,120		2,781,259
4.00%, 02/15/27 (c)	475		483,795
4.00%, 09/15/30 (c)	1,135		1,149,405
5.00%, 02/15/27 (c)	1,000		1,094,318
5.00%, 02/15/27 (c)	1,375		1,507,910
5.00%, 03/15/28	930		1,043,863
New York State Dormitory Authority, Personal Income Tax, Series E (RB)
4.00%, 03/15/32 (c)	2,000		2,029,155
4.00%, 03/15/32 (c)	1,500		1,516,352
New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB) (AGM)
5.00%, 10/01/27 (c)	635		695,997
5.00%, 10/01/27 (c)	100		109,085
New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB) (SAW)
5.00%, 10/01/26 (c)	1,325		1,450,683
	Par (000’s	)	Value
New York (continued)
5.00%, 10/01/26 (c)	$200		$218,710
5.00%, 10/01/26 (c)	650		713,358
New York State Dormitory Authority, Sloan-Kettering Cancer Center, Series 1 (RB) 4.00%, 07/01/27 (c)	525		533,545
New York State Dormitory Authority, Sloan-Kettering Cancer Center, Series 1 (RB) (AGM) 2.00%, 07/01/29 (c)	850		680,846
New York State Dormitory Authority, St. John’s University, Series A (RB) 4.00%, 07/01/31 (c)	500		511,965
New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
4.00%, 03/15/31 (c)	2,795		2,822,870
5.00%, 02/15/27 (c)	595		647,787
5.00%, 03/15/25 (c)	150		160,093
5.00%, 03/15/25 (c)	195		207,121
5.00%, 03/15/29 (c)	2,030		2,235,914
5.00%, 03/15/29 (c)	1,950		2,144,057
5.00%, 03/15/29	2,085		2,365,118
5.00%, 03/15/29 (c)	3,910		4,292,561
5.00%, 03/15/29	100		113,435
5.00%, 03/15/30	3,000		3,433,733
5.00%, 03/15/31 (c)	4,000		4,527,329
New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
5.00%, 08/15/27 (c)	2,270		2,443,104
5.00%, 08/15/27 (c)	2,000		2,203,308
New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/24 (c)	385		400,873
New York State Dormitory Authority, State Personal Income Tax, Series D (RB)
5.00%, 02/15/30	1,435		1,640,974
5.00%, 02/15/30 (c)	2,000		2,249,238
5.00%, 08/15/26 (c)	315		343,084
5.00%, 08/15/26 (c)	940		1,019,058
New York State Dormitory Authority, State Personal Income Tax, Series D (RB) (BAM) 5.00%, 02/15/30 (c)	115		129,932
New York State Dormitory Authority, State Sales Tax, Series A (RB)
5.00%, 01/01/27 (c)	250		267,817
5.00%, 03/15/24 (c)	115		120,127
5.00%, 03/15/24 (c)	340		355,157
5.00%, 03/15/27 (c)	2,110		2,309,822
5.00%, 03/15/27 (c)	305		335,630
5.00%, 03/15/27 (c)	1,000		1,095,654

See Notes to Financial Statements

91

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
5.00%, 03/15/27 (c)	$515		$565,489
5.00%, 09/15/26 (c)	60		65,101
5.00%, 09/15/26 (c)	140		152,143
New York State Dormitory Authority, State Sales Tax, Series B (RB)
5.00%, 09/15/25 (c)	170		181,679
5.00%, 09/15/25 (c)	120		128,883
New York State Dormitory Authority, State Sales Tax, Series C (RB)
5.00%, 03/15/28 (c)	520		574,969
5.00%, 03/15/28 (c)	1,700		1,851,598
New York State Dormitory Authority, State University Dormitory Facilities, Series A (RB) 5.00%, 07/01/27 (c)	2,560		2,821,122
New York State Dormitory Authority, Supported Debt Montefiore, Series A (RB) 5.00%, 08/01/28 (c)	1,000		1,045,607
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB)
5.00%, 06/15/26 (c)	765		834,723
5.00%, 06/15/26 (c)	415		452,146
5.00%, 06/15/27 (c)	150		164,755
5.00%, 06/15/27 (c)	405		450,947
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series B (RB) 5.00%, 06/15/29 (c)	1,250		1,407,859
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series E (RB)
3.00%, 06/15/27 (c)	495		491,648
5.00%, 06/15/27 (c)	1,000		1,104,369
5.00%, 06/15/27 (c)	500		549,681
New York State Housing Finance Agency, Series H (RB) (AGM) 2.10%, 05/01/29 (c)	900		753,736
New York State Thruway Authority, Series A (RB)
5.00%, 01/01/26 (c)	650		700,420
5.00%, 01/01/26 (c)	600		645,024
New York State Thruway Authority, Series B (RB) (AGM) 4.00%, 01/01/30 (c)	800		804,650
New York State Thruway Authority, Series L (RB)
3.50%, 01/01/28 (c)	1,120		1,143,601
5.00%, 01/01/28 (c)	1,300		1,427,628
5.00%, 01/01/28 (c)	1,500		1,651,396
	Par (000’s	)	Value
New York (continued)
New York State Thruway Authority, State Personal Income, Series A-1 (RB)
5.00%, 03/15/31 (c)	$800		$904,165
5.00%, 03/15/31 (c)	2,000		2,268,605
New York State Urban Development Corp. (RB) 5.00%, 09/15/31 (c)	4,500		5,092,465
New York State Urban Development Corp., State Personal Income, Series A (RB)
5.00%, 03/15/23 (c)	1,800		1,839,467
5.00%, 03/15/27 (c)	325		353,622
5.00%, 03/15/27 (c)	750		819,602
5.00%, 09/15/30 (c)	1,475		1,640,907
New York State Urban Development Corp., State Personal Income, Series C (RB)
4.00%, 09/15/30 (c)	1,000		1,021,069
4.00%, 09/15/30 (c)	1,000		1,008,408
5.00%, 03/15/28	500		561,216
5.00%, 09/15/27 (c)	4,295		4,702,937
5.00%, 09/15/27 (c)	350		383,969
5.00%, 09/15/30 (c)	250		279,405
New York State Urban Development Corp., State Sales Tax, Series A (RB) 5.00%, 09/15/29 (c)	1,000		1,110,736
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Series C (RB)
5.00%, 12/01/30 (c)	1,000		1,062,211
5.00%, 12/01/30 (c)	750		799,178
5.00%, 12/01/30	1,150		1,254,138
Port Authority of New York & New Jersey (RB) 5.00%, 07/15/30 (c)	1,000		1,128,793
Port Authority of New York and New Jersey, Series 198 (RB) 5.00%, 11/15/26 (c)	300		324,979
Port Authority of New York and New Jersey, Series 205 (RB)
5.00%, 11/15/27 (c)	1,000		1,103,412
5.00%, 11/15/27 (c)	2,500		2,743,810
5.00%, 11/15/27 (c)	840		931,844
Port Authority of New York and New Jersey, Series 209 (RB)
5.00%, 07/15/28	255		288,611
5.00%, 07/15/28 (c)	500		557,187
Port Authority of New York and New Jersey, Series 211 (RB) 5.00%, 09/01/28 (c)	500		559,562
Port Authority of New York and New Jersey, Series 217 (RB) 5.00%, 11/01/29 (c)	500		558,789

See Notes to Financial Statements

92

	Par (000’s	)	Value
New York (continued)
Port Authority of New York and New Jersey, Series 222 (RB)
4.00%, 07/15/30 (c)	$2,600		$2,642,455
4.00%, 07/15/30 (c)	3,975		4,032,956
5.00%, 07/15/30 (c)	1,000		1,134,292
State of New York Mortgage Agency, Series 197 (RB) 2.60%, 04/01/25 (c)	615		573,867
State of New York Mortgage Agency, Series 195 (RB) 3.00%, 04/01/25 (c)	615		596,880
State of New York Mortgage Agency, Series 205 (RB) 3.12%, 10/01/26 (c)	460		444,370
Suffolk County Water Authority (RB) 4.00%, 06/01/25 (c)	10		10,420
Triborough Bridge and Tunnel Authority, Series A (RB) 5.00%, 05/15/26 (c)	20		21,800
Triborough Bridge and Tunnel Authority, Series B (RB)
5.00%, 11/15/31	1,000		1,168,252
5.00%, 05/15/27 (c)	1,255		1,375,796
5.00%, 05/15/27 (c)	1,070		1,174,566
5.00%, 05/15/27 (c)	1,550		1,702,998
5.00%, 05/15/27 (c)	1,350		1,484,585
5.00%, 05/15/27 (c)	1,035		1,141,244
Triborough Bridge and Tunnel Authority, Series C (RB) 5.00%, 11/15/28	500		566,362
Triborough Bridge and Tunnel Authority, Series D (RB) 5.00%, 11/15/30 (c)	1,000		1,128,885
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
5.00%, 06/01/27 (c)	285		304,245
5.00%, 06/01/27 (c)	845		890,303
5.00%, 06/01/27 (c)	130		139,222
5.00%, 06/01/27 (c)	500		528,891
5.00%, 06/01/27 (c)	1,140		1,207,950
Utility Debt Securitization Authority (RB)
5.00%, 12/15/25 (c)	1,500		1,617,800
5.00%, 12/15/25 (c)	2,500		2,689,181
5.00%, 12/15/25 (c)	200		216,856
Utility Debt Securitization Authority, Series A (RB)
5.00%, 06/15/25 (c)	360		386,544
5.00%, 06/15/26 (c)	500		543,331
5.00%, 06/15/26 (c)	610		665,098
Utility Debt Securitization Authority, Series B (RB) 5.00%, 06/15/26 (c)	1,135		1,239,372
			276,768,567
	Par (000’s	)	Value
North Carolina: 1.8%
Charlotte-Mecklenburg Hospital Authority, Atrium Health Variable Rate Health Care, Series D (RB) 5.00%, 12/01/31 (p)	$3,000		$3,396,743
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Series A (RB) 4.00%, 01/15/26 (c)	100		101,643
County of Forsyth, Public Improvement, Series B (GO) 3.00%, 03/01/27 (c)	590		587,522
County of Mecklenburg, Series A (GO)
4.00%, 04/01/27 (c)	1,000		1,063,429
4.00%, 04/01/27 (c)	900		952,571
County of Mecklenburg, Series B (GO) 2.00%, 12/01/26 (c)	250		225,196
County of Union, Enterprise Systems (RB) 4.00%, 06/01/31 (c)	1,000		1,071,794
County of Wake (RB)
3.00%, 03/01/31 (c)	1,500		1,434,660
4.00%, 03/01/31 (c)	850		901,672
County of Wake, Series A (RB)
3.12%, 08/01/28 (c)	150		147,935
5.00%, 12/01/26 (c)	500		550,056
North Carolina Capital Facilities Finance Agency, Wake Forest Univeristy (RB) 5.00%, 07/01/26 (c)	130		142,494
North Carolina Charlotte Douglas International Airport, Series A (RB) 4.00%, 07/01/31 (c)	1,000		1,028,139
North Carolina Medical Care Commission, Duke University Health System, Series D (RB) 4.00%, 06/01/26 (c)	10		10,174
North Carolina Medical Care Commission, Health Care Facilities, Series A (RB) 5.00%, 06/01/27	365		405,263
North Carolina Municipal Power Agency No. 1, Series A (RB) 5.00%, 01/01/30 (c)	1,000		1,131,210
North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 01/01/27 (c)	500		534,978
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM) 5.00%, 01/01/29 (c)	380		428,136

See Notes to Financial Statements

93

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
North Carolina (continued)
North Carolina Turnpike Authority, Triangle Expressway System, Series A (RB)
4.00%, 01/01/28 (c)	$800		$829,927
4.00%, 01/01/28 (c)	890		932,434
4.00%, 01/01/28 (c)	360		374,794
State of North Carolina, Department of State Treasurer, Series B (GO) 2.12%, 06/01/29 (c)	625		513,683
State of North Carolina, Grant Anticipation Revenue Vehicle (RB)
5.00%, 03/01/29 (c)	2,500		2,817,015
5.00%, 03/01/31 (c)	1,000		1,145,756
State of North Carolina, Series A (GO)
3.00%, 06/01/28 (c)	1,000		996,807
3.00%, 06/01/28 (c)	380		372,855
5.00%, 06/01/28 (c)	1,140		1,293,579
5.00%, 06/01/30 (c)	1,100		1,284,384
State of North Carolina, Series A (RB)
5.00%, 05/01/28	1,440		1,629,230
5.00%, 05/01/29 (c)	1,000		1,135,070
State of North Carolina, Series B (RB)
3.00%, 05/01/27 (c)	800		798,380
5.00%, 05/01/27 (c)	880		974,873
5.00%, 05/01/27	215		239,707
5.00%, 05/01/28	1,200		1,357,692
			30,809,801
North Dakota: 0.1%
County of Ward, North Dakota Health Care Facilities, Series C (RB) 5.00%, 06/01/28 (c)	410		442,729
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series A (RB) 3.55%, 07/01/27 (c)	180		179,906
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series D (RB) (SAW) 3.55%, 01/01/28 (c)	175		176,423
North Dakota Public Finance Authority, Series A (RB) 5.00%, 10/01/24 (c)	365		385,894
			1,184,952
Ohio: 2.9%
Akron Bath Copley Joint Township Hospital District (RB)
4.00%, 11/15/30 (c)	1,000		987,790
4.00%, 11/15/30 (c)	1,000		990,191
	Par (000’s	)	Value
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB)
5.00%, 06/01/30 (c)	$2,000		$2,148,259
5.00%, 06/01/30 (c)	3,000		3,215,948
5.00%, 06/01/30 (c)	500		538,859
City of Cincinnati (GO) 4.00%, 12/01/27 (c)	975		1,040,558
City of Cleveland, Bridges and Roadways Improvements, Series B-2 (RB) 5.00%, 04/01/28 (c)	500		562,789
City of Columbus, Series 1 (GO)
4.00%, 10/01/27 (c)	200		212,800
5.00%, 10/01/27 (c)	250		280,773
5.00%, 10/01/27 (c)	750		839,503
City of Columbus, Various Purpose, Series A (GO) 5.00%, 04/01/30	1,000		1,159,670
City of Columbus, Various Purpose, Series B (GO) 5.00%, 04/01/29 (c)	1,245		1,422,565
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB)
5.00%, 12/01/29	1,250		1,406,386
5.00%, 02/01/28 (c)	1,030		1,128,903
5.00%, 02/01/28 (c)	445		492,115
5.00%, 06/01/30 (c)	1,000		1,121,542
County of Butler (RB)
4.00%, 11/15/27 (c)	400		404,053
5.00%, 11/15/27 (c)	1,805		1,974,302
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
5.00%, 02/15/27 (c)	250		272,227
5.00%, 02/15/27 (c)	100		107,901
County of Franklin, Nationwide Children’s Hospital Project, Series A (RB)
5.00%, 11/01/27 (c)	125		139,343
5.00%, 11/01/27 (c)	145		161,637
5.00%, 11/01/27 (c)	120		133,834
County of Hamilton, Sewer System, Series A (RB) 5.00%, 12/01/29 (c)	1,000		1,146,138
County of Scioto, Southern Ohio Medical Center (RB) 3.38%, 02/15/26 (c)	165		161,838
Cuyahoga Community College District (GO)
4.00%, 06/01/26 (c)	350		365,859
4.00%, 06/01/26 (c)	500		521,674
Kent State University (RB) 5.00%, 05/01/26 (c)	20		21,849
Northeast Ohio Regional Sewer District (RB) 3.00%, 11/15/29 (c)	1,000		946,602

See Notes to Financial Statements

94

	Par (000’s	)	Value
Ohio (continued)
Ohio Turnpike and Infrastructure Commission, Series A (RB)
5.00%, 02/15/28 (c)	$1,845		$2,064,022
5.00%, 02/15/28 (c)	500		558,177
5.00%, 02/15/28 (c)	500		557,253
Ohio Water Development Authority, Fresh Water (RB)
5.00%, 12/01/29 (c)	1,200		1,360,629
5.00%, 03/01/28 (c)	1,020		1,151,472
Ohio Water Development Authority, Fresh Water, Series A (RB) 5.00%, 06/01/26 (c)	125		136,759
Ohio Water Development Authority, Water Pollution Control, Series A (RB)
5.00%, 06/01/27 (c)	960		1,062,530
5.00%, 06/01/30 (c)	1,000		1,156,671
5.00%, 06/01/30 (c)	1,100		1,251,611
Ohio Water Development Authority, Water Pollution Control, Series B (RB)
5.00%, 12/01/25 (c)	40		43,525
5.00%, 12/01/25 (c)	20		21,720
State of Ohio Hospital, Cleveland Clinic Health System, Series A (GO) 5.00%, 03/15/24 (c)	480		501,398
State of Ohio Hospital, Cleveland Clinic Health System, Series A (RB)
4.00%, 01/01/28 (c)	760		769,582
5.00%, 01/01/28 (c)	140		154,710
5.00%, 01/01/28 (c)	425		473,340
5.00%, 01/01/28 (c)	135		149,871
5.00%, 01/01/28 (c)	130		142,763
State of Ohio Hospital, Cleveland Clinic Health System, Series B (RB) 5.00%, 01/01/32	775		900,270
State of Ohio, Capital Facilities Lease Appropriation Bonds, Series A (RB)
5.00%, 04/01/28 (c)	640		714,285
5.00%, 04/01/28 (c)	615		687,449
5.00%, 04/01/28 (c)	805		896,985
State of Ohio, Common Schools, Series A (GO) 5.00%, 03/15/24 (c)	25		26,100
State of Ohio, Higher Educational Facility, Case Western Reserve University Project (RB) 3.25%, 12/01/25 (c)	165		159,084
State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 05/01/27 (c)	1,000		1,103,554
	Par (000’s	)	Value
Ohio (continued)
State of Ohio, Highway Capital Improvement, Series U (GO) 5.00%, 05/01/28	$1,255		$1,419,920
State of Ohio, Infrastructure Project, Series 1 (RB)
5.00%, 12/15/30	200		232,525
5.00%, 12/15/31	1,225		1,434,619
State of Ohio, Infrastructure Project, Series A (GO)
4.00%, 03/01/32 (c)	1,000		1,055,247
4.00%, 03/01/32 (c)	1,000		1,057,378
5.00%, 09/01/28 (c)	1,000		1,133,402
State of Ohio, Infrastructure Project, Series A (RB) 5.00%, 12/15/32	500		591,633
State of Ohio, Major New State Infrastructure Improvement Bonds (RB) 5.00%, 06/15/26 (c)	225		245,598
State of Ohio, Parks and Recreation Improvement, Series A (RB) 5.00%, 12/01/27 (c)	100		111,541
The Ohio State University, Multiyear Debt Issuance Program, Series A (RB) 5.00%, 12/01/29	2,225		2,553,469
Village of Bluffton, Blanchard Valley Health System (RB) 4.00%, 12/01/27 (c)	100		101,456
			49,886,456
Oklahoma: 0.2%
Canadian County Educational Facilities Authority, Mustang Public Schools (RB) 3.00%, 09/01/26 (c)	330		327,030
Grand River Dam Authority, Series A (RB)
5.00%, 12/01/26 (c)	410		450,104
5.00%, 12/01/26 (c)	515		562,821
5.00%, 12/01/26 (c)	100		109,466
Norman Regional Hospital Authority (RB) 3.25%, 09/01/29 (c)	750		674,316
Oklahoma Capitol Improvement Authority (RB) 4.00%, 07/01/26 (c)	155		161,139
Oklahoma Turnpike Authority, Series C (RB) 5.00%, 01/01/27 (c)	565		620,564
Oklahoma Turnpike Authority, Series E (RB)
5.00%, 01/01/27 (c)	300		331,023
5.00%, 01/01/27 (c)	155		171,029
			3,407,492

See Notes to Financial Statements

95

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Oregon: 1.6%
Asante Health System Obligated Group, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A (RB) 5.00%, 08/15/30 (c)	$720		$807,385
Asante Health System Obligated Group, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A (RB) (AGM) 5.00%, 08/15/30 (c)	700		782,764
City of Portland Oregon, Sewer System, Series A (RB) 3.00%, 09/01/30 (c)	2,350		2,175,687
Corvallis School District No. 509J, Series B (GO) (SBG) 5.00%, 06/15/28 (c)	1,285		1,433,037
Deschutes Public Library District (GO) 4.00%, 06/01/31 (c)	2,000		2,095,305
Hillsboro School District No. 1J (GO) (SBG)
4.00%, 06/15/30 (c)	870		906,050
5.00%, 06/15/27 (c)	1,000		1,105,876
5.00%, 06/15/27 (c)	590		649,803
Metro Oregon, Series A (GO) 5.00%, 06/01/30 (c)	1,045		1,214,397
Multnomah and Clackamas Counties School District No. 10JT (GO) (SBG)
0.00%, 06/15/27 (c) ^	1,215		847,940
0.00%, 06/15/27 (c) ^	1,010		672,126
Multnomah and Clackamas Counties School District No. 7J (GO) (SBG) 4.00%, 06/01/27 (c)	500		526,449
Multnomah County School District No. 1J, Series B (GO) (SBG) 3.00%, 06/15/30 (c)	1,280		1,251,676
Oregon State Facilities Authority, Samaritan Health Services Project, Series A (RB) 5.00%, 10/01/26 (c)	195		207,039
Oregon State Lottery, Department of Administrative Services, Series C (RB) 5.00%, 04/01/27 (c)	120		133,364
Portland Community College District (GO) 5.00%, 06/15/26 (c)	115		125,622
Salem-Keizer School District No. 24J (GO) (SBG)
4.00%, 06/15/28 (c)	740		769,352
4.00%, 06/15/30 (c)	2,000		2,079,306
5.00%, 06/15/28 (c)	545		613,321
	Par (000’s	)	Value
Oregon (continued)
Sherwood School District No. 88J, Series B (GO) (SBG) 5.00%, 06/15/27 (c)	$125		$138,486
State of Oregon Department of Transportation, Highway User Tax, Series A (RB)
5.00%, 11/15/29 (c)	1,650		1,870,741
5.00%, 11/15/30 (c)	1,000		1,141,306
State of Oregon Housing & Community Services Department (RB) (AGM) 3.55%, 07/01/27 (c)	245		243,375
State of Oregon, Department of Administrative Services, Lottery Revenue, Series A (RB) 5.00%, 04/01/27 (c)	690		764,828
State of Oregon, Higher Education, Series I (GO) 4.00%, 08/01/27 (c)	450		473,096
State of Oregon, Housing and Community Services Department, Series D (RB) 3.80%, 01/01/28 (c)	700		709,507
State of Oregon, Seismic Project and Article XI-Q, Series A (GO) 5.00%, 05/01/27 (c)	145		160,015
State of Oregon, Seismic Project and Article XI-Q, Series F (GO) 5.00%, 05/01/26 (c)	10		10,913
Tri-County Metropolitan Transportation District of Oregon (RB) 5.00%, 09/01/29 (c)	1,220		1,372,081
Tri-County Metropolitan Transportation District of Oregon, Series A (RB)
3.25%, 04/01/28 (c)	570		569,112
5.00%, 09/01/29 (c)	1,000		1,129,889
			26,979,848
Pennsylvania: 3.7%
Allegheny County Hospital Development Authority, Series A (RB)
5.00%, 04/01/28 (c)	1,120		1,223,149
5.00%, 04/01/28 (c)	1,000		1,101,597
5.00%, 07/15/28	290		322,616
5.00%, 07/15/29 (c)	360		402,195
5.00%, 07/15/29 (c)	810		899,204
Allegheny County Sanitary Authority, Sewer Revenue (RB) (AGM) 4.00%, 12/01/26 (c)	100		103,799
City of Philadelphia (GO) (AGM) 5.00%, 08/01/27 (c)	380		422,140

See Notes to Financial Statements

96

	Par (000’s	)	Value
Pennsylvania (continued)
City of Philadelphia, Gas Works, Series 14 (RB) 5.00%, 10/01/26 (c)	$880		$960,410
City of Philadelphia, Gas Works, Sixteenth Series A (RB) (AGM) 5.00%, 08/01/30 (c)	825		923,854
City of Philadelphia, Series A (GO)
5.00%, 08/01/27 (c)	750		823,167
5.00%, 08/01/27 (c)	100		108,944
5.00%, 08/01/27 (c)	750		824,696
City of Philadelphia, Series A (RB) 5.00%, 07/01/29	1,500		1,678,776
City of Philadelphia, Series A (RB) (AGC) 4.00%, 07/01/30 (c)	1,000		1,014,211
City of Philadelphia, Series B (GO)
5.00%, 08/01/29 (c)	300		340,015
5.00%, 08/01/29 (c)	100		111,815
5.00%, 08/01/29 (c)	1,500		1,671,143
Commonwealth Financing Authority, Series A (RB)
5.00%, 06/01/28	800		891,499
5.00%, 06/01/29	1,000		1,124,356
5.00%, 06/01/30 (c)	250		281,079
Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB)
5.00%, 06/01/28 (c)	265		287,973
5.00%, 06/01/28 (c)	415		449,336
5.00%, 06/01/28 (c)	775		844,783
Commonwealth of Pennsylvania, First Series (GO)
3.00%, 01/01/27 (c)	510		483,028
3.00%, 05/01/30 (c)	900		799,045
4.00%, 01/01/27 (c)	600		623,052
4.00%, 05/15/31 (c)	2,000		2,107,693
Commonwealth of Pennsylvania, First Series (GO) (SBG) 5.00%, 07/15/28	1,300		1,461,862
Commonwealth of Pennsylvania, Second Series (GO)
3.00%, 09/15/26 (c)	1,055		951,866
4.00%, 09/15/26 (c)	170		173,744
5.00%, 01/15/27 (c)	430		473,171
5.00%, 09/15/26 (c)	400		436,411
Commonwealth of Pennsylvania, Second Series (GO) (AGM) 3.00%, 09/15/26 (c)	395		376,325
Dauphin County General Authority, Pinnacle Health System Project, Series A (RB) 4.00%, 06/01/26 (c)	20		20,385
	Par (000’s	)	Value
Pennsylvania (continued)
Geisinger Authority Health System, Series C (RB) 5.00%, 04/01/30 (c) (p)	$2,000		$2,239,614
Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series A (RB) 5.00%, 09/01/28 (c)	630		697,401
Montour County, Geisinger Health System, Series A-2 (RB) 5.00%, 02/15/27 (c)	1,990		2,158,232
Pennsylvania Economic Development Financing Authority, UPMC (RB)
4.00%, 09/15/26 (c)	100		100,713
4.00%, 09/15/26 (c)	215		216,844
5.00%, 09/15/26 (c)	385		419,549
Pennsylvania Economic Development Financing Authority, UPMC, Series A (RB)
3.38%, 11/15/27 (c)	1,000		1,001,883
4.00%, 11/15/27 (c)	205		207,255
Pennsylvania Higher Educational Facilities Authority, Commonwealth of Pennsylvania (RB) 5.00%, 05/01/26 (c)	125		132,528
Pennsylvania Higher Educational Facilities Authority, Commonwealth of Pennsylvania, Series AT-1 (RB) 4.00%, 06/15/26 (c)	775		799,989
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Series A (RB)
3.12%, 08/15/27 (c)	150		147,678
5.00%, 08/15/27 (c)	270		298,701
5.00%, 08/15/27 (c)	275		305,088
5.00%, 08/15/27 (c)	1,000		1,111,489
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 119 (RB) 3.20%, 04/01/25 (c)	425		418,610
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 121 (RB) 2.80%, 10/01/25 (c)	700		664,356
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 122 (RB) 3.65%, 04/01/26 (c)	525		515,282
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 123B (RB) 3.45%, 10/01/26 (c)	1,620		1,603,549

See Notes to Financial Statements

97

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 124-B (RB) 3.20%, 10/01/26 (c)	$300		$290,479
Pennsylvania State University, Series B (RB) 5.00%, 09/01/26 (c)	20		21,816
Pennsylvania Turnpike Commission (RB)
5.00%, 12/01/25 (c)	430		465,285
5.00%, 12/01/26 (c)	110		121,508
5.00%, 12/01/27 (c)	300		328,287
5.00%, 12/01/27 (c)	250		276,537
5.00%, 12/01/28 (c)	895		1,011,089
5.00%, 06/01/31 (c)	700		795,707
Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinate (RB) 5.00%, 12/01/26 (c)	875		964,155
Pennsylvania Turnpike Commission, Series A (RB)
5.00%, 12/01/26 (c)	310		340,323
5.00%, 12/01/26 (c)	15		16,225
5.00%, 12/01/26 (c)	750		823,022
5.00%, 12/01/29 (c)	500		558,165
Pennsylvania Turnpike Commission, Series A-2 (RB)
5.00%, 12/01/27 (c)	175		195,485
5.00%, 12/01/27 (c)	100		112,090
Pennsylvania Turnpike Commission, Series B (RB) (AGM) 5.00%, 06/01/27 (c)	510		563,196
Pennsylvania Turnpike Commission, Series B-1 (RB) 5.00%, 06/01/27 (c)	760		829,112
Pennsylvania Turnpike Commission, Series B-2 (RB) 5.00%, 06/01/27 (c)	205		223,441
Philadelphia Authority for Industrial Development, Children’s Hospital of Philadelphia Project (RB) 4.00%, 07/01/27 (c)	110		111,589
Philadelphia Authority for Industrial Development, Temple University, Second Series (RB) 5.00%, 04/01/25 (c)	10		10,627
Philadelphia Gas Works Co., Fourteenth Series (RB)
5.00%, 10/01/26 (c)	680		741,250
5.00%, 10/01/26 (c)	970		1,058,212
5.00%, 10/01/26 (c)	735		802,160
Pittsburgh Water and Sewer Authority, Series B (RB) (AGM)
5.00%, 09/01/31	1,460		1,672,288
5.00%, 09/01/32	2,000		2,311,592
5.00%, 09/01/33	2,000		2,330,861
	Par (000’s	)	Value
Pennsylvania (continued)
Reading School District of Berks County (GO) (AGM) 5.00%, 03/01/27 (c)	$170		$182,820
School District of Philadelphia, Series A (GO) (SAW)
5.00%, 09/01/28 (c)	450		497,532
5.00%, 09/01/28 (c)	660		727,424
5.00%, 09/01/28 (c)	250		277,056
School District of Philadelphia, Series F (GO) (SAW) 5.00%, 09/01/26 (c)	485		521,844
School District of the City of Erie (GO) (AGM) 5.00%, 04/01/29 (c)	220		244,441
Southeastern Pennsylvania Transportation Authority (RB) 5.00%, 06/01/27 (c)	845		937,363
Sports & Exhibition Authority, Regional Asset District Sales Tax (RB) (AGM) 5.00%, 08/01/29 (c)	1,000		1,117,473
State Public School Building Authority, School District of Philadelphia Project, Series A (RB) (AGM)
5.00%, 12/01/26 (c)	1,750		1,903,088
5.00%, 12/01/26 (c)	260		282,512
Westmoreland County Municipal Authority (RB) (BAM) 5.00%, 08/15/25 (c)	765		822,117
			62,244,271
Rhode Island: 0.2%
Rhode Island Commerce Corp., Department of Transportation, Series B (RB)
5.00%, 06/15/26 (c)	230		251,056
5.00%, 06/15/26 (c)	380		413,086
Rhode Island Health and Educational Building Corp., Pooled Issue, Series A (RB) 5.00%, 05/15/26 (c)	110		119,592
Rhode Island Housing and Mortgage Finance Corp., Series 73-A (RB) (AGM) 2.10%, 10/01/29 (c)	1,000		828,914
Rhode Island Housing and Mortgage Finance Corp., Series 75-A (RB) 2.05%, 04/01/30 (c)	1,000		812,049
State of Rhode Island and Providence Plantations, Series A (GO) 3.00%, 04/01/28 (c)	345		336,096
State of Rhode Island and Providence Plantations, Series B (GO) 5.00%, 08/01/27 (c)	250		277,594

See Notes to Financial Statements

98

	Par (000’s	)	Value
Rhode Island (continued)
State of Rhode Island and Providence Plantations, Series D (GO) 5.00%, 08/01/24 (c)	$180		$190,345
			3,228,732
South Carolina: 0.8%
Aiken County Consolidated School District, Series A (GO)
4.00%, 04/01/29 (c)	535		556,590
4.00%, 04/01/29 (c)	1,000		1,044,494
Beaufort County School District (GO) 3.00%, 03/01/31 (c)	2,000		1,967,093
County of York (GO) (SAW) 5.00%, 04/01/24 (c)	185		193,853
Lancaster County School District (GO)
3.25%, 03/01/27 (c)	325		327,896
4.00%, 03/01/27 (c)	1,000		1,055,953
Lexington County Health Services District, Inc. (RB) (AGM) 5.00%, 11/01/27 (c)	100		110,133
Piedmont Municipal Power Agency, Series B (RB) 5.00%, 01/01/31 (c)	1,000		1,141,293
South Carolina Public Service Authority, Series A (RB) (SAW) 5.00%, 12/01/30 (c)	3,000		3,408,795
South Carolina State, Clemson University, Series A (GO) (SAW) 4.00%, 10/01/27 (c)	1,000		1,058,723
South Carolina Transportation Infrastructure Bank, Series A (RB) 5.00%, 10/01/28 (c)	100		111,599
South Carolina Transportation Infrastructure Bank, Series B (RB) 5.00%, 10/01/29	1,000		1,143,220
York County, South Carolina Fort Mill School District No. 4, Series B (GO)
3.00%, 03/01/27 (c)	325		319,653
3.00%, 03/01/27 (c)	500		487,625
			12,926,920
South Dakota: 0.1%
South Dakota Health and Educational Facilities Authority (RB)
4.00%, 09/01/27 (c)	1,075		1,084,801
5.00%, 09/01/27 (c)	100		109,040
5.00%, 09/01/27 (c)	255		278,577
South Dakota Housing Development Authority (RB) 3.70%, 11/01/26 (c)	245		245,948
			1,718,366
	Par (000’s	)	Value
Tennessee: 1.4%
Chattanooga Health, Educational and Housing Facility Board, Series A-1 (RB) 5.00%, 08/01/28	$250		$274,680
City of Memphis (GO) 5.00%, 05/01/31 (c)	1,105		1,287,157
County of Hamilton, Series A (GO) 5.00%, 04/01/28	500		566,213
Greeneville Health and Educational Facilities Board, Ballad Health, Series A (RB)
5.00%, 07/01/23 (c)	810		826,753
5.00%, 07/01/23 (c)	915		934,450
5.00%, 07/01/23 (c)	550		562,008
5.00%, 07/01/28 (c)	525		577,790
Memphis-Shelby County Industrial Development Board (RB) 5.00%, 11/01/26 (c)	150		164,172
Metropolitan Government of Nashville and Davidson County (GO)
4.00%, 07/01/26 (c)	580		602,632
4.00%, 07/01/26 (c)	545		568,124
4.00%, 07/01/27 (c)	590		625,951
4.00%, 07/01/27 (c)	275		286,188
5.00%, 07/01/26 (c)	235		255,077
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Vanderbilt University Center, Series A (RB) 5.00%, 07/01/26 (c)	130		139,778
New Memphis Arena Public Building Authority (RB) 0.00%, 04/01/31 (c) ^	2,625		1,394,429
Shelby County, Public Improvement, Series B (GO)
4.00%, 04/01/30 (c)	1,000		1,055,125
4.00%, 04/01/30 (c)	1,000		1,050,147
4.00%, 04/01/30 (c)	3,000		3,191,724
Shelby County, Tennessee Health, Educational and Housing Facility Board, Methodist Le Bonheur Healthcare, Series A (RB) 5.00%, 05/01/27 (c)	200		217,112
Tennergy Corporation Gas Supply Revenue Bonds Series A (RB) 4.00%, 09/01/28 (c) (p)	2,000		2,034,297
Tennessee Energy Acquisition Corp., Commodity Project, Series A (RB) 5.00%, 11/01/31 (c) (p)	4,000		4,352,927

See Notes to Financial Statements

99

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Tennessee (continued)
Tennessee Housing Development Agency, Series 2 (RB) 3.50%, 07/01/27 (c)	$295		$293,857
Tennessee Housing Development Agency, Series 2B (RB) 3.70%, 07/01/26 (c)	95		95,336
Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series A (RB)
5.00%, 11/01/27 (c)	750		830,370
5.00%, 11/01/27 (c)	285		312,767
5.00%, 11/01/27 (c)	395		432,505
			22,931,569
Texas: 8.5%
Aldine Independent School District, Series A (GO)
4.00%, 02/15/27 (c)	910		951,706
4.00%, 02/15/27 (c)	675		705,629
5.00%, 02/15/25 (c)	140		149,216
5.00%, 02/15/27 (c)	700		773,273
Arlington Independent School District (GO)
4.00%, 02/15/29 (c)	1,000		1,060,761
4.00%, 02/15/29 (c)	500		529,753
Austin Independent School District (GO)
4.00%, 08/01/26 (c)	100		104,300
4.00%, 08/01/26 (c)	500		520,891
Bexar County Hospital District (GO)
4.00%, 02/15/26 (c)	115		119,112
4.00%, 02/15/26 (c)	250		257,764
5.00%, 02/15/26 (c)	1,315		1,422,918
Board of Regents of the University of Texas System, Series A (RB)
3.00%, 05/15/31 (c)	1,000		898,976
5.00%, 08/15/30	2,500		2,907,973
Board of Regents of the University of Texas System, Series A (RB) (AGM) 5.00%, 08/15/29 (c)	850		969,750
Board of Regents of the University of Texas System, Series B (RB)
5.00%, 07/01/26 (c)	125		137,220
5.00%, 08/15/29	830		953,315
Board of Regents of the University of Texas System, Series D (RB) 5.00%, 08/15/25	200		215,652
Board of Regents of the University of Texas System, Series J (RB)
5.00%, 08/15/25	215		231,827
5.00%, 08/15/26 (c)	25		27,494
	Par
	(000’s	)	Value
Texas (continued)
Central Texas Regional Mobility Authority, Series B (RB) 5.00%, 01/01/31 (c)	$930		$1,030,131
City of Arlington, Senior Lien Special Tax (ST) (AGM)
5.00%, 02/15/25 (c)	305		323,979
5.00%, 02/15/25 (c)	150		159,666
City of Austin, Airport System, Series A (RB) 5.00%, 11/15/26 (c)	100		108,882
City of Austin, Public Improvement (GO) 5.00%, 09/01/25 (c)	15		16,168
City of Austin, Texas Electric Utility System, Series A (RB) 5.00%, 11/15/30	615		712,868
City of Austin, Water and Wastewater System (RB)
5.00%, 11/15/26 (c)	995		1,091,105
5.00%, 11/15/26 (c)	360		395,094
5.00%, 11/15/27 (c)	235		262,863
City of Dallas, Series A (GO)
3.00%, 02/15/29 (c)	600		551,925
5.00%, 02/15/30	2,600		2,967,364
City of Dallas, Series B (GO)
3.00%, 02/15/29 (c)	415		382,273
4.00%, 02/15/29 (c)	500		523,496
City of Dallas, Waterworks and Sewer System, Series A (RB)
5.00%, 10/01/26 (c)	565		622,796
5.00%, 10/01/26 (c)	600		660,586
5.00%, 10/01/26 (c)	900		992,461
City of Dallas, Waterworks and Sewer System, Series C (RB)
5.00%, 10/01/30 (c)	1,000		1,136,531
5.00%, 10/01/30 (c)	1,000		1,142,517
City of Denton, Utility System (RB)
5.00%, 12/01/26 (c)	1,000		1,083,020
5.00%, 12/01/26 (c)	965		1,048,986
City of El Paso (GO)
4.00%, 08/15/26 (c)	110		114,221
4.00%, 08/15/26 (c)	100		103,960
5.00%, 08/15/25 (c)	125		134,578
City of Houston, Airport System, Series B (RB) 5.00%, 07/01/28 (c)	235		260,220
City of Houston, Airport System, Series D (RB)
5.00%, 07/01/28 (c)	1,000		1,088,492
5.00%, 07/01/28 (c)	125		137,629
City of Houston, Combined Utility System, First Lien, Series A (RB) 5.00%, 11/15/30 (c)	4,500		5,174,103
City of Houston, Combined Utility System, First Lien, Series B (RB) 5.00%, 11/15/26 (c)	105		114,813

See Notes to Financial Statements

100

	Par
	(000’s	)	Value
Texas (continued)
City of Houston, Combined Utility System, First Lien, Series C (RB) 4.00%, 11/15/30 (c)	$1,500		$1,577,257
City of Houston, Combined Utility System, First Lien, Series D (RB)
5.00%, 11/15/28 (c)	750		839,094
5.00%, 11/15/28 (c)	1,000		1,121,171
City of Houston, Public Improvement, Series A (GO)
4.00%, 03/01/27 (c)	2,000		2,066,763
5.00%, 03/01/27 (c)	1,000		1,100,725
5.00%, 03/01/29 (c)	1,215		1,377,106
5.00%, 03/01/29 (c)	1,000		1,126,589
City of Houston, Series A (GO)
5.00%, 03/01/26 (c)	180		194,178
5.00%, 03/01/26 (c)	515		556,342
5.00%, 03/01/27 (c)	520		569,175
5.00%, 03/01/27 (c)	500		547,992
City of Lubbock (GO) 5.00%, 02/15/25 (c)	105		112,029
City of San Antonio (GO) 5.00%, 08/01/28 (c)	205		231,014
City of San Antonio, Electric and Gas Systems (RB)
4.00%, 02/01/30	1,000		1,069,219
5.00%, 08/01/26 (c)	125		136,322
5.00%, 08/01/26 (c)	110		119,457
5.00%, 08/01/27 (c)	100		110,011
5.00%, 08/01/27 (c)	1,000		1,101,128
City of San Antonio, General Improvement (GO) 5.00%, 08/01/29 (c)	325		372,654
Collin County Community College District (GO)
3.25%, 08/15/27 (c)	500		491,073
4.00%, 08/15/27 (c)	925		968,494
Colorado River Municipal Water District (RB) 5.00%, 01/01/28	190		211,630
Conroe Independent School District (GO)
5.00%, 02/15/27 (c)	665		733,037
5.00%, 02/15/28 (c)	100		111,501
Corpus Christi Independent School District (GO) 4.00%, 08/15/28 (c)	320		338,879
County of Bexar (GO)
4.00%, 06/15/25 (c)	150		157,198
5.00%, 06/15/26 (c)	290		318,955
County of Dallas, Texas Combination Tax and Parking Garage (GO)
5.00%, 08/15/26 (c)	250		275,155
5.00%, 08/15/26 (c)	260		287,052
County of Denton, Series A (GO) 4.00%, 07/15/28 (c)	750		803,924
	Par
	(000’s	)	Value
Texas (continued)
County of Fort Bend, Series B (GO)
4.00%, 03/01/26 (c)	$500		$521,363
5.00%, 03/01/26 (c)	20		21,803
County of Harris, Toll Road, Senior Lien, Series A (RB)
5.00%, 08/15/26 (c)	695		760,787
5.00%, 08/15/26 (c)	195		214,288
5.00%, 08/15/26	115		126,572
5.00%, 08/15/26 (c)	190		208,308
5.00%, 08/15/26 (c)	160		175,077
5.00%, 08/15/26 (c)	670		732,284
5.00%, 08/15/26 (c)	675		737,177
County of Harris, Unlimited Tax Road, Series A (GO)
5.00%, 10/01/25 (c)	645		693,534
5.00%, 10/01/25 (c)	395		425,525
Cypress-Fairbanks Independent School District (GO)
3.00%, 02/15/26 (c)	360		359,642
4.00%, 02/15/30 (c)	1,275		1,330,819
4.00%, 02/15/31 (c)	1,500		1,579,342
5.00%, 02/15/26 (c)	125		135,775
5.00%, 02/15/28	250		281,295
Cypress-Fairbanks Independent School District, Series A (GO)
3.00%, 02/15/31 (c)	500		480,730
5.00%, 02/15/29 (c)	1,805		2,055,209
Dallas Area Rapid Transit, Senior Lien (RB) 5.00%, 12/01/29 (c)	1,835		2,101,042
Dallas Area Rapid Transit, Senior Lien, Series A (RB)
5.00%, 12/01/25 (c)	165		178,952
5.00%, 12/01/25 (c)	130		140,992
Dallas County Hospital District (GO) 5.00%, 08/15/28	575		649,441
Dallas Independent School District (GO) 4.00%, 02/15/30 (c)	1,000		1,074,266
Eagle Mountain and Saginaw Independent School District (GO)
4.00%, 02/15/26 (c)	335		347,587
4.00%, 08/15/30 (c)	1,150		1,222,368
5.00%, 02/15/26 (c)	10		10,828
El Paso County Hospital District (GO) 4.00%, 08/15/27 (c)	250		255,394
El Paso Independent School District (GO) 5.00%, 08/15/24 (c)	115		121,642
Fort Bend Independent School District (GO)
4.00%, 08/15/27 (c)	635		669,941
5.00%, 08/15/27 (c)	100		111,514
5.00%, 08/15/27 (c)	255		283,695

See Notes to Financial Statements

101

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Texas (continued)
Fort Bend Independent School District, Series E (GO) 5.00%, 02/15/26	$110		$119,730
Fort Worth Independent School District (GO) 5.00%, 02/15/26 (c)	500		543,852
Frisco Independent School District (GO)
4.00%, 02/15/27 (c)	500		523,370
4.00%, 02/15/27 (c)	880		923,941
4.00%, 08/15/30 (c)	1,345		1,429,859
4.00%, 08/15/30 (c)	1,350		1,451,565
5.00%, 02/15/29 (c)	2,000		2,263,751
Garland Independent School District (GO)
4.00%, 02/15/25 (c)	165		170,019
5.00%, 02/15/25 (c)	120		127,900
Grand Parkway Transportation Corp., Series A (RB) 5.00%, 04/01/28 (c)	200		222,584
Grapevine-Colleyville Independent School District (GO) 5.00%, 08/15/25 (c)	250		269,566
Harris County Flood Control District, Series A (GO) 5.00%, 10/01/25 (c)	480		516,768
Harris County, Cultural Education Facilities Finance Corp., TECO Project (RB)
4.00%, 11/15/27 (c)	950		994,643
5.00%, 11/15/27 (c)	850		950,320
5.00%, 11/15/27 (c)	300		336,554
Harris County, Cultural Education Facilities Finance Corp., Texas Children’s Hospital, Series A (RB) 5.00%, 10/01/29	330		375,844
Harris County, Flood Control District, Series A (GO) 5.00%, 10/01/25 (c)	275		296,252
Harris County, Flood Control District, Series A (RB)
5.00%, 10/01/27 (c)	210		231,936
5.00%, 10/01/27 (c)	250		277,834
Harris County, Flood Control District, Series B (GO) 5.00%, 10/01/25 (c)	400		430,911
Harris County, Toll Road, First Lien (RB) 4.00%, 08/15/30 (c)	1,100		1,139,943
Harris County, Toll Road, Senior Lien, Series A (RB) 5.00%, 02/15/28 (c)	260		289,719
Hays Consolidated Independent School District (GO)
4.00%, 02/15/27 (c)	800		836,301
4.00%, 02/15/27 (c)	500		522,916
	Par
	(000’s	)	Value
Texas (continued)
Houston Independent School District, Limited Tax School House (GO)
5.00%, 02/15/27 (c)	$540		$592,451
5.00%, 02/15/27 (c)	750		827,796
Houston Independent School District, Maintenance Tax Notes (GO) 5.00%, 07/15/28 (c)	605		679,124
Humble Independent School District, Series C (GO) 4.00%, 02/15/26 (c)	210		217,967
Katy Independent School District, Fort Bend, Harris and Waller Counties, Series D (GO) 5.00%, 02/15/27 (c)	120		131,938
Lamar Consolidated Indecent School District, Unlimited Tax, Series A (GO) 5.00%, 02/15/25 (c)	100		106,500
Lewisville Independent School District, Series A (GO) 4.00%, 08/15/25 (c)	400		418,517
Lewisville Independent School District, Series B (GO)
5.00%, 08/15/25 (c)	550		592,504
5.00%, 08/15/25 (c)	145		156,824
Lone Star College System (GO) 5.00%, 02/15/26 (c)	400		431,630
Lower Colorado River Authority (RB) 5.00%, 05/15/30	1,000		1,137,419
Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB)
5.00%, 05/15/26 (c)	275		298,651
5.00%, 05/15/30 (c)	1,250		1,385,765
Metropolitan Transit Authority of Harris County, Series A (RB) 5.00%, 11/01/26 (c)	90		99,758
Montgomery Independent School District (GO) 5.00%, 02/15/25 (c)	100		106,583
New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A (RB) (AGC) 4.00%, 08/15/27 (c)	250		254,136
New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A (RB) (NATL) 5.00%, 08/15/27 (c)	250		276,834
North Harris County Regional Water Authority (RB)
5.00%, 12/15/26 (c)	250		273,599
5.00%, 12/15/26 (c)	245		270,136

See Notes to Financial Statements

102

	Par
	(000’s	)	Value
Texas (continued)
5.00%, 12/15/26 (c)	$205		$225,377
North Texas Municipal Water District, Water System (RB)
5.00%, 09/01/26 (c)	715		778,995
5.00%, 09/01/26 (c)	400		438,367
5.00%, 09/01/26 (c)	45		49,258
5.00%, 09/01/26 (c)	500		546,673
North Texas Tollway Authority System, Series B (RB)
4.00%, 01/01/31 (c)	2,250		2,317,117
4.00%, 01/01/31 (c)	1,975		2,082,112
4.00%, 01/01/31 (c)	2,000		2,076,063
North Texas Tollway Authority, First Tier, Series A (RB)
5.00%, 01/01/23 (c)	1,000		1,016,133
5.00%, 01/01/26 (c)	425		454,751
5.00%, 01/01/26 (c)	635		679,452
5.00%, 01/01/26 (c)	575		614,015
5.00%, 01/01/26 (c)	460		493,193
5.00%, 01/01/26 (c)	295		316,286
5.00%, 01/01/26 (c)	500		532,318
North Texas Tollway Authority, Second Tier, Series B (RB)
5.00%, 01/01/26 (c)	185		199,083
5.00%, 01/01/26 (c)	875		937,509
North Texas Tollway Authority, Second Tier, Series B (RB) (AGM) 4.00%, 01/01/27 (c)	450		466,497
Northside Independent School District (GO) 5.00%, 08/15/27 (c)	880		977,653
Northwest Independent School District (GO) 5.00%, 02/15/25 (c)	105		112,087
Northwest Independent School District, Series A (GO) 4.00%, 08/15/28 (c)	545		574,458
Plano Independent School District, Series A (GO) 5.00%, 02/15/26 (c)	100		108,846
Port of Houston Authority of Harris County, Series A-2 (GO) 5.00%, 10/01/30 (c)	740		853,003
San Antonio Independent School District (GO) 4.00%, 08/15/28 (c)	500		528,049
San Antonio Water System, Junior Lien, Series A (RB)
5.00%, 05/15/28 (c)	500		558,123
5.00%, 05/15/30 (c)	500		576,036
Socorro Independent School District, Series B (GO)
4.00%, 08/15/27 (c)	225		236,253
5.00%, 08/15/27 (c)	780		869,401
5.00%, 08/15/27 (c)	800		889,191
Spring Independent School District (GO) 5.00%, 08/15/25 (c)	45		48,374
	Par
	(000’s	)	Value
Texas (continued)
State of Texas, Finance Authority (GO) 5.00%, 10/01/26	$15		$16,541
State of Texas, Finance Authority, Series A (GO) 5.00%, 10/01/27 (c)	130		143,991
State of Texas, Transportation Commission, Highway Improvement (GO)
5.00%, 04/01/26 (c)	125		134,937
5.00%, 04/01/26 (c)	70		75,484
State of Texas, Transportation Commission, Highway Improvement, Series A (GO)
5.00%, 04/01/26 (c)	500		540,712
5.00%, 04/01/26 (c)	400		431,800
State of Texas, Transportation Commission, Mobility Fund, Series A (GO) 5.00%, 10/01/27 (c)	150		165,116
State of Texas, Transportation Commission, Mobility Fund, Series B (GO)
5.00%, 10/01/27 (c)	465		513,082
5.00%, 10/01/27 (c)	240		264,186
Tarrant County Cultural Education Facilities Finance Corp. (RB) 5.00%, 05/15/26 (c)	80		86,944
Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Series A (RB) 5.00%, 07/01/28	140		156,341
Tarrant Regional Water District, Texas Water Transmission Facility, Series A (RB) 2.00%, 03/01/30 (c)	820		712,455
Texas A&M University, Series D (RB)
4.00%, 05/15/26 (c)	110		116,582
4.00%, 05/15/26 (c)	10		10,512
Texas A&M University, Series E (RB) 5.00%, 05/15/27 (c)	100		110,599
Texas Municipal Gas Acquisition & Supply Corp. III (RB)
5.00%, 12/15/29	2,250		2,418,644
5.00%, 12/15/31	1,475		1,597,423
5.00%, 12/15/32	1,000		1,087,225
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Series A (RB)
4.00%, 12/31/30 (c)	1,390		1,408,728
4.00%, 12/31/30 (c)	1,150		1,162,486

See Notes to Financial Statements

103

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Texas (continued)
Texas State University System, Board of Regents, Series A (RB)
5.00%, 03/15/25 (c)	$160		$170,995
5.00%, 03/15/27 (c)	100		110,234
Texas State University System, Board of Regents, Series A (RB) (FHA) 4.00%, 03/15/29 (c)	650		673,677
Texas Water Development Board (RB)
3.00%, 10/15/30 (c)	500		485,481
3.00%, 10/15/30 (c)	950		888,445
3.00%, 10/15/30 (c)	750		708,255
3.00%, 10/15/30 (c)	500		463,371
4.00%, 10/15/30 (c)	2,000		2,150,008
5.00%, 10/15/26 (c)	600		660,772
5.00%, 08/01/27 (c)	1,000		1,107,284
Texas Water Development Board, Series A (RB)
4.00%, 10/15/25 (c)	45		46,437
4.00%, 10/15/27 (c)	2,000		2,083,173
4.00%, 10/15/27 (c)	400		418,062
4.00%, 04/15/28 (c)	600		633,287
4.00%, 04/15/28 (c)	180		188,602
5.00%, 10/15/25 (c)	165		179,189
5.00%, 10/15/27 (c)	200		221,849
5.00%, 10/15/27 (c)	250		277,978
Texas Water Development Board, Series B (RB)
4.00%, 10/15/28 (c)	1,000		1,055,473
4.00%, 10/15/28 (c)	120		125,192
5.00%, 10/15/28 (c)	1,000		1,131,593
Trinity River Authority, Regional Wastewater System (RB)
5.00%, 08/01/27 (c)	670		746,032
5.00%, 08/01/27 (c)	285		316,605
University of North Texas, Series A (RB)
5.00%, 04/15/27 (c)	75		82,332
5.00%, 04/15/27 (c)	445		489,656
5.00%, 04/15/27 (c)	140		152,634
Via Metropolitan Transit Authority, Sales Tax (RB) 5.00%, 01/15/27 (c)	135		147,680
			143,237,540
Utah: 0.3%
Central Utah Water Conservancy District (RB) 4.00%, 10/01/27 (c)	395		416,613
State of Utah (GO)
5.00%, 01/01/29 (c)	250		285,007
5.00%, 07/01/28	500		570,160
State of Utah, Series B (GO)
5.00%, 01/01/29 (c)	1,275		1,462,796
5.00%, 07/01/28	750		855,241
University of Utah, Series A (RB) 5.00%, 08/01/27 (c)	365		402,158
	Par
	(000’s	)	Value
Utah (continued)
Utah Transit Authority, Subordinated Sales Tax (RB)
0.00%, 06/15/26 (c) ^	$130		$90,659
3.00%, 06/15/26 (c)	865		873,360
4.00%, 06/15/26 (c)	850		888,105
			5,844,099
Virginia: 2.1%
Arlington County, Public Improvement, Series A (GO) (SAW) 5.00%, 08/01/28	2,400		2,735,855
City of Richmond, Public Utility, Series A (RB) 5.00%, 01/15/26 (c)	1,520		1,643,448
County of Arlington (GO)
4.00%, 06/15/29 (c)	1,990		2,105,035
5.00%, 08/15/27 (c)	1,130		1,260,107
County of Fairfax, Public Improvement, Series A (GO) 2.00%, 04/01/31 (c)	375		318,387
County of Fairfax, Public Improvement, Series A (GO) (SAW)
5.00%, 04/01/28 (c)	750		839,398
5.00%, 04/01/29 (c)	1,755		1,989,272
Fairfax County Water Authority (RB) 4.00%, 04/01/27 (c)	550		580,565
Loudoun County Economic Development Authority, Loudon County Public Facilities Project, Series A (RB) 3.00%, 12/01/29 (c)	1,500		1,449,399
Loudoun County, Series A (GO) (SAW) 5.00%, 12/01/29 (c)	750		869,019
Virginia Beach Development Authority, Series A (RB) 3.00%, 04/15/30 (c)	1,000		957,174
Virginia Beach Development Authority, Series A (RB) (AGM) 3.00%, 04/15/30 (c)	1,000		954,206
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series A (RB)
3.00%, 02/01/31 (c)	2,750		2,499,786
4.00%, 02/01/30 (c)	1,500		1,551,638
5.00%, 02/01/26 (c)	110		119,930
5.00%, 02/01/26	130		141,396
5.00%, 02/01/30 (c)	1,950		2,218,841
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB) 3.00%, 02/01/27 (c)	110		109,104

See Notes to Financial Statements

104

	Par
	(000’s	)	Value
Virginia (continued)
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB)
5.00%, 02/01/28 (c)	$450		$501,838
5.00%, 02/01/28 (c)	120		134,549
5.00%, 02/01/28 (c)	880		983,941
Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Series A (RB)
3.00%, 09/01/27 (c)	775		758,243
5.00%, 09/01/26 (c)	20		21,996
5.00%, 09/01/26 (c)	30		32,993
Virginia Commonwealth Transportation Board (RB)
5.00%, 05/15/26 (c)	100		109,722
5.00%, 05/15/27 (c)	400		442,446
5.00%, 09/15/26 (c)	20		21,985
Virginia Commonwealth Transportation Board, Series A (RB)
4.00%, 11/15/27 (c)	180		186,140
5.00%, 11/15/27 (c)	800		881,871
5.00%, 11/15/27 (c)	120		132,474
Virginia Public Building Authority, Series A (RB)
3.00%, 08/01/26 (c)	695		691,815
3.00%, 08/01/28 (c)	400		389,120
3.12%, 08/01/28 (c)	1,050		1,035,550
4.00%, 08/01/27 (c)	250		262,211
5.00%, 08/01/28 (c)	700		791,793
5.00%, 08/01/28	870		980,507
5.00%, 08/01/30 (c)	1,000		1,148,142
5.00%, 08/01/30 (c)	1,000		1,142,684
Virginia Public Building Authority, Series A-2 (RB) 4.00%, 08/01/31 (c)	1,000		1,039,921
Virginia Public School Authority (RB) (SAW)
5.00%, 08/01/26 (c)	750		822,666
5.00%, 08/01/26 (c)	30		32,818
Virginia Public School Authority, Series A (RB) (SAW) 5.00%, 08/01/25 (c)	365		392,670
			35,280,655
Washington: 3.4%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax, Series S-1 (RB) 5.00%, 11/01/31 (c)	2,000		2,330,802
Central Puget Sound Regional Transit Authority, Series S-1 (RB)
5.00%, 11/01/25 (c)	110		119,301
5.00%, 11/01/26 (c)	110		121,532
	Par
	(000’s	)	Value
Washington (continued)
City of Seattle, Drainage and Wastewater System (RB) 4.00%, 07/01/27 (c)	$500		$524,719
City of Seattle, Municipal Light and Power Improvement, Series A (RB)
4.00%, 01/01/28 (c)	915		956,455
4.00%, 07/01/31 (c)	1,000		1,045,986
City of Seattle, Water System Improvement (RB)
4.00%, 02/01/27 (c)	115		120,920
5.00%, 08/01/26	20		22,005
County of King (GO) 5.00%, 01/01/29 (c)	750		842,964
Energy Northwest, Colombia Generating Station Electric, Series A (RB)
5.00%, 07/01/26 (c)	185		202,244
5.00%, 07/01/27 (c)	400		441,406
5.00%, 07/01/28 (c)	125		140,012
5.00%, 07/01/30 (c)	1,500		1,722,786
Energy Northwest, Colombia Generating Station Electric, Series A (RB) (AGM)
5.00%, 07/01/29 (c)	1,000		1,118,054
5.00%, 07/01/29 (c)	500		557,659
5.00%, 07/01/30 (c)	1,415		1,597,118
Energy Northwest, Project 1 Electric, Series A (RB) 5.00%, 07/01/27 (c)	655		728,123
Energy Northwest, Project 3 Electric, Series A (RB)
5.00%, 07/01/26 (c)	130		142,278
5.00%, 07/01/27 (c)	725		805,938
Energy Northwest, Project 3 Electric, Series C (RB) 5.00%, 07/01/28	270		304,927
Energy Northwest, Project 3 Electric, Series C (RB) (AGM) 5.00%, 07/01/30 (c)	1,000		1,133,784
Grant and Douglas Counties School District No. 144-101 (GO) (SBG) 4.00%, 06/01/26 (c)	125		130,566
King County School District No. 210 (GO) (SBG) 4.00%, 12/01/27 (c)	880		932,146
King County School District No. 401 (GO) (SBG)
3.12%, 12/01/26 (c)	690		683,991
5.00%, 12/01/26 (c)	700		771,006
King County School District No. 405 (GO) (SBG) 5.00%, 12/01/26 (c)	515		568,176
King County School District No. 411 (GO) (SBG) 4.00%, 06/01/26 (c)	635		663,274

See Notes to Financial Statements

105

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Washington (continued)
King County School District No. 414 (GO) (SBG) 5.00%, 06/01/27 (c)	$835		$923,345
King County, Washington Limited Tax (GO) 4.00%, 07/01/27 (c)	840		893,116
King County, Washington Limited Tax, Series A (GO) 5.00%, 01/01/25 (c)	245		261,223
King County, Washington Limited Tax, Series E (GO) 5.00%, 12/01/25 (c)	500		541,920
Kitsap County School District No. 401 (GO) (SBG)
4.00%, 06/01/26 (c)	250		260,739
4.00%, 06/01/26 (c)	15		15,780
Pasco School District No. 1, Franklin County (GO) (SBG) 5.00%, 12/01/27 (c)	845		946,700
Pierce County School District No. 403 (GO) (SBG)
5.00%, 06/01/29 (c)	500		569,737
5.00%, 06/01/29 (c)	200		226,790
Pierce County School District No. 416 (GO) (SBG) 4.00%, 06/01/26 (c)	175		183,205
Port of Seattle, Intermediate Lien (RB)
5.00%, 02/01/26 (c)	130		141,008
5.00%, 02/01/26 (c)	30		32,473
Port of Tacoma, Series A (GO) 5.00%, 12/01/26 (c)	110		121,058
Puyallup School District No. 3 (GO) (SBG)
5.00%, 06/01/27 (c)	100		110,931
5.00%, 06/01/27 (c)	970		1,073,113
State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO) 5.00%, 08/01/26 (c)	825		897,998
State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO) (SBG) 5.00%, 06/01/30 (c)	1,000		1,155,832
State of Washington, Motor Vehicle Fuel Tax, Series R-B (GO) 5.00%, 08/01/26 (c)	135		147,171
State of Washington, Series A (GO)
5.00%, 08/01/26 (c)	755		819,912
5.00%, 08/01/26 (c)	115		124,792
State of Washington, Series C (GO)
5.00%, 02/01/25 (c)	175		186,668
5.00%, 02/01/28 (c)	170		190,559
5.00%, 08/01/27 (c)	880		973,505
	Par
	(000’s	)	Value
Washington (continued)
State of Washington, Series D (GO)
5.00%, 02/01/27 (c)	$100		$109,604
5.00%, 08/01/27 (c)	880		974,863
State of Washington, Series E (GO)
5.00%, 06/01/31 (c)	750		869,218
5.00%, 06/01/31 (c)	1,000		1,157,137
State of Washington, Various Purpose, Series A (GO)
5.00%, 08/01/26 (c)	580		633,752
5.00%, 08/01/26 (c)	495		538,799
5.00%, 08/01/26 (c)	245		267,089
5.00%, 08/01/26 (c)	200		218,031
5.00%, 08/01/27 (c)	500		553,128
5.00%, 08/01/27 (c)	500		552,100
State of Washington, Various Purpose, Series C (GO) 5.00%, 02/01/31 (c)	1,000		1,146,843
State of Washington, Various Purpose, Series R-A (GO) 5.00%, 08/01/26 (c)	25		27,149
State of Washington, Various Purpose, Series R-B (GO)
5.00%, 01/01/26 (c)	105		113,678
5.00%, 08/01/26 (c)	145		158,743
State of Washington, Various Purpose, Series R-C (GO)
5.00%, 01/01/25 (c)	360		382,305
5.00%, 08/01/27 (c)	1,000		1,112,445
5.00%, 08/01/27 (c)	420		465,276
5.00%, 08/01/27 (c)	880		971,697
State of Washington, Various Purpose, Series R-D (GO) 5.00%, 08/01/27 (c)	1,320		1,465,017
University of Washington, Series C (RB) (AGC) 5.00%, 04/01/30	1,250		1,439,988
Washington Health Care Facilities Authority, Multicare Health System, Series B (RB) 5.00%, 02/15/28 (c)	2,000		2,188,512
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series A (RB) 4.00%, 10/01/22 (c)	1,820		1,823,591
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series B (RB)
4.00%, 10/01/30 (p)	1,000		1,052,034
5.00%, 10/01/28 (c)	225		246,598
5.00%, 10/01/28 (c)	250		276,400
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series B (RB) (ACA) 5.00%, 10/01/28	645		720,158

See Notes to Financial Statements

106

	Par
	(000’s	)	Value
Washington (continued)
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 5.00%, 08/15/27 (c)	$760		$809,535
Washington State Housing Finance Commission, Series A (RB) 3.50%, 12/20/35	1,708		1,559,280
Washington State, Motor vehicle Fuel Tax, Series A (GO) 5.00%, 06/01/30 (c)	1,050		1,196,096
Washington State, Shoreline School District No. 412 (GO) (SBG) 4.00%, 12/01/28 (c)	1,000		1,059,083
Washington State, Various Purpose, Series A (GO)
5.00%, 08/01/30 (c)	1,000		1,134,479
5.00%, 08/01/31 (c)	1,250		1,438,398
5.00%, 08/01/31 (c)	1,500		1,722,858
			57,909,631
West Virginia: 0.4%
State of West Virginia, Commissioner of Highways, Surface Transportation Improvements, Series A (RB) 5.00%, 09/01/27 (c)	270		300,714
State of West Virginia, Series A (GO)
5.00%, 06/01/29 (c)	500		561,510
5.00%, 06/01/29 (c)	1,000		1,130,582
State of West Virginia, Series B (GO)
5.00%, 06/01/28 (c)	200		222,575
5.00%, 06/01/28 (c)	675		753,254
West Virginia Hospital Finance Authority, West Virginia University Health System, Series A (RB) 5.00%, 06/01/26 (c)	240		259,289
West Virginia, Parkways Authority, Senior Lien Turnpike Toll (RB)
5.00%, 06/01/31 (c)	1,000		1,160,145
5.00%, 06/01/31 (c)	1,500		1,742,271
			6,130,340
Wisconsin: 1.4%
City of Madison, Series A (GO) 2.00%, 10/01/27 (c)	1,000		908,883
City of Milwaukee, Series N4 (GO)
5.00%, 04/01/26	200		216,131
5.00%, 04/01/27	100		109,780
5.00%, 04/01/28	1,500		1,668,190
Middleton-Cross Plains Area School District, Series A (GO) 3.25%, 03/01/27 (c)	350		349,620
	Par
	(000’s	)	Value
Wisconsin (continued)
Public Finance Authority, KU Campus Development Corp., Central District Development Project (RB)
5.00%, 03/01/26 (c)	$180		$193,230
5.00%, 03/01/26 (c)	165		177,004
Public Finance Authority, Providence St. Joseph Health, Series C (RB) 4.00%, 10/01/30 (p)	2,335		2,365,943
State of West Virginia, Series B (GO) 5.00%, 05/01/28	1,000		1,129,043
State of Wisconsin, Environmental Improvement Fund, Series A (RB)
5.00%, 06/01/25 (c)	220		234,090
5.00%, 06/01/25 (c)	150		159,789
5.00%, 06/01/25 (c)	185		196,848
5.00%, 06/01/25 (c)	185		196,624
5.00%, 06/01/25 (c)	100		106,253
State of Wisconsin, General Fund Annual Appropriation, Series B (RB)
5.00%, 05/01/26 (c)	10		10,857
5.00%, 05/01/26 (c)	20		21,714
State of Wisconsin, Series 1 (GO)
5.00%, 05/01/25 (c)	15		16,085
5.00%, 05/01/27 (c)	460		507,409
5.00%, 05/01/27 (c)	250		276,749
State of Wisconsin, Series 2 (GO)
5.00%, 11/01/26	315		347,600
5.00%, 05/01/26 (c)	150		163,212
State of Wisconsin, Series 3 (GO)
5.00%, 11/01/22 (c)	145		147,468
5.00%, 05/01/27 (c)	295		327,583
5.00%, 05/01/27 (c)	450		496,378
5.00%, 05/01/27 (c)	500		550,796
State of Wisconsin, Series A (GO)
4.00%, 05/01/26 (c)	100		103,772
5.00%, 05/01/25 (c)	890		945,895
5.00%, 05/01/25 (c)	250		268,381
5.00%, 05/01/25 (c)	930		988,682
5.00%, 05/01/28	400		451,617
State of Wisconsin, Series A (RB) 5.00%, 05/01/26	160		174,473
State of Wisconsin, Series B (GO) 5.00%, 05/01/25 (c)	210		225,440
State of Wisconsin, Series D (GO) 4.00%, 05/01/24 (c)	500		512,773

See Notes to Financial Statements

107

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Wisconsin (continued)
Sun Prairie Area School District (GO) 4.00%, 03/01/25 (c)	$500		$516,920
Wisconsin Center District, Series C (RB) (AGM) 0.00%, 12/15/30 (c) ^	2,705		1,861,610
Wisconsin Department of Transportation, Series 2 (RB)
5.00%, 07/01/27 (c)	115		127,546
5.00%, 07/01/27 (c)	480		530,659
Wisconsin Department of Transportation, Series A (RB)
5.00%, 07/01/24 (c)	510		536,774
5.00%, 07/01/24 (c)	940		988,536
5.00%, 07/01/24 (c)	140		147,441
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group, Series A (RB) 5.00%, 08/15/28 (c)	1,020		1,144,951
	Par
	(000’s	)	Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group, Series A (RB)
4.00%, 05/15/26 (c)	$1,000		$1,008,098
4.00%, 05/15/26 (c)	1,500		1,507,478
5.00%, 05/15/26 (c)	100		108,044
5.00%, 05/15/26 (c)	35		37,885
Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. (RB) 4.00%, 08/15/27 (c)	500		510,874
Wisconsin Health and Educational Facilities Authority, Froedtert Health, Inc., Series A (RB) 5.00%, 04/01/27 (c)	125		134,669
Wisconsin Health and Educational Facilities Authority, Hospital Sisters Services, Inc., Series A (RB) 5.00%, 11/15/24 (c)	155		164,667
			23,874,464
Total Municipal Bonds: 98.6% (Cost: $1,815,653,750)			1,671,853,467
Other assets less liabilities: 1.4%			23,298,090
NET ASSETS: 100.0%			$1,695,151,557

Definitions:
ACA	Credit Agricole SA
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation

Footnotes:
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

See Notes to Financial Statements

108

	% of
Summary of Investments by Sector	Investments	Value
Airport	1.7%	$28,718,877
Education	4.7	79,132,750
Health	0.3	4,478,360
Hospitals	7.0	116,918,702
Industrial Development Revenue	1.7	28,489,386
Industrial Revenue	0.1	1,095,466
Leasing	0.2	2,568,676
Leasing COPS & Appropriations	4.7	78,723,120
Local	0.1	1,171,448
Local GO	17.9	299,755,499
Misc	3.1	51,312,383
Multi-Family Housing	0.7	11,290,686
Pollution Control	0.2	3,470,812
Power	3.9	64,854,551
Refunded	0.7	10,933,912
Single Family Housing	0.9	14,877,428
State	0.0	217,948
State GO	18.1	302,539,031
Tax	14.1	235,744,213
Tobacco	0.9	15,426,357
Toll & Turnpike	4.0	67,636,874
Transportation	6.3	106,219,179
Unassigned	0.0	60,457
Utilities - Other	1.0	16,782,923
Water & Sewer	7.7	129,434,429
	100.0%	$1,671,853,467

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$1,671,853,467	$—	$1,671,853,467

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

109

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s	)	Value
MUNICIPAL BONDS: 98.6%
Alabama: 0.6%
City of Decatur, Water and Sewer, Series A (RB) 4.00%, 02/15/31 (c)	$600		$584,508
Tuscaloosa City Board of Education (RB) 4.00%, 08/01/26 (c)	210		211,918
UAB Medicine Finance Authority, Series B (RB) 5.00%, 09/01/26 (c)	220		236,713
UAB Medicine Finance Authority, Series B2 (RB) 4.00%, 03/01/27 (c)	280		280,223
			1,313,362
Arizona: 1.9%
City of Phoenix Civic Improvement Corp., Series A (RB) 5.00%, 07/01/29 (c)	1,000		1,079,946
City of Phoenix Civic Improvement Corp., Series D (RB) 4.00%, 07/01/27 (c)	215		216,156
City of Phoenix Civic Improvement Corp., Subordinated Excise Tax, Series A (RB) 4.00%, 07/01/30 (c)	325		335,904
County of Maricopa, Industrial Development Authority, Banner Health, Series F (RB) 3.00%, 07/01/30 (c)	1,350		1,050,341
Glendale, Industrial Development Authority, Sun Health Services, Series A (RB) 5.00%, 11/15/26 (c)	625		665,544
Pima County, Industrial Development Authority, Tucson Medical Center, Series A (RB) 4.00%, 04/01/31 (c)	750		728,439
			4,076,330
Arkansas: 0.0%
City of Rogers, Sales and Use Tax, Series B (RB) 3.25%, 11/01/26 (c)	75		74,766
California: 15.7%
Abag Finance Authority for Nonprofit Corp., Sharp Healthcare, Series A (RB) 5.00%, 08/01/23 (c)	500		513,626
Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series E (RB) 5.00%, 05/01/28 (c)	995		1,063,543
	Par
	(000’s	)	Value
California (continued)
Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series F (RB) 5.00%, 05/01/29 (c)	$500		$538,593
Beverly Hills Unified School District (GO) 0.00%, 08/01/26 (c) ^	315		158,575
California County Tobacco Securitization Agency, Series A (RB) 4.00%, 06/01/30 (c)	1,350		1,310,794
California Health Facilities Financing Authority, City of Hope (RB) 5.00%, 11/15/26 (c)	750		802,922
California Health Facilities Financing Authority, Pin Health, Series A (RB) 4.00%, 06/01/30 (c)	750		715,176
California Health Facilities Financing Authority, Providence St. Joseph Health, Series A (RB)
3.00%, 10/01/26 (c)	570		445,090
3.00%, 10/01/26 (c)	680		568,094
California Health Facilities Financing Authority, Series A (RB)
4.00%, 11/15/27 (c)	230		224,571
4.00%, 03/01/26 (c)	320		320,773
California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB) 4.00%, 07/01/27 (c)	160		157,973
California Municipal Finance Authority, Orange County Civic Center Infrastructure Improvement Program - Phase I, Series A (RB) 4.00%, 06/01/27 (c)	200		199,344
California State Educational Facilities Authority, Stanford University, Series V-1 (RB) (BAM) 5.00%, 05/01/49	250		305,317
California State, Department of Veterans Affairs, Home Purchase, Series A (RB)
2.30%, 06/01/29 (c)	300		242,758
3.00%, 06/01/29 (c)	440		435,830
California Statewide Communities Development Authority, Adventist Health System/West, Series A (RB) 5.00%, 03/01/28 (c)	330		357,364

See Notes to Financial Statements

110

	Par
	(000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Marin General Hospital, Series A (RB) 4.00%, 08/01/23 (c)	$200		$201,216
Cerritos Community College District, Series D (GO) 2.38%, 08/01/31 (c)	500		363,567
Chaffey Joint Union High School District, Series C (GO) 5.25%, 02/01/27 (c)	500		545,867
City of Los Angeles Department of Airports (RB) 4.00%, 05/15/30 (c)	750		753,179
City of San Jose, California International Airport, Series B (RB) 5.00%, 03/01/27 (c)	500		536,888
El Dorado Irrigation District, Series A (CP) (AGM) 4.00%, 03/01/30 (c)	690		680,186
Glendale Community College District, Series A (GO) 4.00%, 08/01/27 (c)	130		129,567
Glendale Community College District, Series B (GO) 3.00%, 08/01/29 (c)	325		272,699
Grossmont Union High School District, Series B (GO) 3.00%, 08/01/26 (c)	105		87,819
Hayward Area Recreation and Park District, Series A (GO) 4.00%, 08/01/27 (c)	185		185,414
Irvine Unified School District Community Facilities District No. 09-1, Series A (ST) (BAM) 4.00%, 09/01/29 (c)	140		141,386
Livermore Valley Joint Unified School District (GO) 3.00%, 08/01/26 (c)	215		178,149
Los Angeles County Metropolitan Transportation Authority, Series A (RB) (AGM) 5.00%, 07/01/28 (c)	440		484,390
Los Angeles Department of Water and Power, Series A (RB)
5.00%, 01/01/27 (c)	500		537,823
5.00%, 01/01/28 (c)	250		272,777
5.00%, 01/01/29 (c)	775		851,092
5.00%, 07/01/30 (c)	800		897,549
Los Angeles Department of Water and Power, Series C (RB)
5.00%, 07/01/27 (c)	275		298,238
5.00%, 07/01/31 (c)	500		570,098
	Par
	(000’s	)	Value
California (continued)
Metropolitan Water District of Southern California, Series A (RB)
5.00%, 01/01/29 (c)	$500		$557,392
5.00%, 04/01/31 (c)	1,200		1,375,991
Miracosta Community College District, Series A (GO) 4.00%, 08/01/27 (c)	530		538,709
Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series A (RB) 5.00%, 11/01/30 (c)	325		361,672
Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series D (RB) 3.00%, 11/01/30 (c)	500		401,765
Riverside County, Perris Union High School District, Series A (GO) (AGM) 4.00%, 09/01/29 (c)	570		567,543
Sacramento City Unified School District, Series G (GO) (AGM) 4.00%, 08/01/30 (c)	500		492,030
Sacramento County, Sanitation Districts, Finance Authority, Series A (RB) 5.00%, 12/01/30 (c)	450		511,995
Sacramento Municipal Utility District, Series H (RB) 4.00%, 08/15/30 (c)	250		255,062
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/29 (c)	750		811,153
San Diego Unified School District, Series I (GO)
3.12%, 07/01/27 (c)	240		215,939
4.00%, 07/01/27 (c)	595		593,969
San Francisco Bay Area Rapid Transit District, Series B-1 (GO) 3.00%, 08/01/29 (c)	600		497,567
San Francisco Bay Area Rapid Transit District, Series C-1 (GO) 4.00%, 08/01/29 (c)	610		619,071
San Francisco City & County, International Airport, Series B (RB) 5.00%, 05/01/27 (c)	700		747,377
San Francisco Municipal Transportation Agency (RB) 4.00%, 03/01/27 (c)	150		149,506
San Jose Evergreen Community College District, Series B (GO) 3.00%, 09/01/28 (c)	825		722,553

See Notes to Financial Statements

111

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
California (continued)
Santa Clara County, Foothill-De Anza Community College District, Series A (GO) 3.00%, 08/01/31 (c)	$800		$723,226
Santa Clara Unified School District (GO) 4.00%, 07/01/26 (c)	310		312,974
Santa Clara Unified School District, Series A (GO) 4.00%, 08/01/28 (c)	1,000		989,083
Santa Monica Community College District, Series A (GO) 5.00%, 08/01/28 (c)	250		273,565
Saugus Union School District School Facilities Improvement District No.1, Series C (GO) 2.38%, 08/01/30 (c)	1,000		726,849
State of California, Various Purpose (GO)
3.00%, 10/01/29 (c)	500		420,266
3.00%, 12/01/30 (c)	400		347,319
4.00%, 10/01/29 (c)	110		112,047
5.00%, 10/01/28 (c)	935		1,017,816
5.00%, 11/01/27 (c)	515		559,839
Trustees of the California State University, Series A (RB) 5.00%, 05/01/27 (c)	335		360,773
University of California, Series BE (RB) 4.00%, 05/15/30 (c)	1,000		1,017,667
University of California, Series O (RB) 5.00%, 05/15/28 (c)	1,000		1,076,983
West Valley-Mission Community College District, Series A (GO) 4.00%, 08/01/29 (c)	250		254,192
			33,960,140
Colorado: 2.8%
Board of Governors of Colorado State University System (RB) 4.00%, 03/01/28 (c)	550		553,654
City and County of Denver, Board of Water Commissioners, Series A (RB) 2.00%, 12/15/31 (c)	850		573,824
City and County of Denver, Board of Water Commissioners, Series B (RB) 4.00%, 09/15/27 (c)	230		238,582
City and County of Denver, Series A (CP) 4.00%, 06/01/26 (c)	285		291,393
City of Loveland, Electric and Communications Enterprise, Series A (RB) 5.00%, 12/01/28 (c)	750		825,144
	Par
	(000’s	)	Value
Colorado (continued)
Colorado Educational and Cultural Facilities Authority, University of Denver Project, Series A (RB) 5.00%, 03/01/27 (c)	$155		$169,683
Colorado Health Facilities Authority, Adventist Health System Series A (RB) 4.00%, 05/15/28 (c)	320		311,427
Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB) 3.25%, 08/01/29 (c)	500		400,568
Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/29 (c)	500		542,102
Colorado High Performance Transportation Enterprise, C-470 Express Lanes (RB)
5.00%, 12/31/24 (c)	250		258,541
5.00%, 12/31/24 (c)	250		258,494
Denver Health and Hospital Authority, Series A (RB) 4.00%, 12/01/29 (c)	160		156,642
Regional Transportation District, Fastracks Project, Series B (RB) 2.00%, 05/01/31 (c)	850		603,409
Weld County School District No. 6 (GO) (SAW) 4.00%, 06/01/31 (c)	800		823,147
			6,006,610
Connecticut: 0.3%
Connecticut Housing Finance Authority, Series C-1 (RB) 3.50%, 11/15/24 (c)	5		5,042
Connecticut State Health and Educational Facilities Authority, Sacred Heart University Issue, Series K (RB) 4.00%, 07/01/30 (c)	300		292,335
University of Connecticut, Series A (RB) 5.00%, 02/15/30 (c)	250		275,273
			572,650
Delaware: 0.2%
County of New Castle (GO) 4.00%, 04/01/27 (c)	150		151,791
Delaware State Health Facilities Authority, Bayhealth Medical Center Project, Series A (RB) 4.00%, 07/01/27 (c)	115		115,659
Delaware State Health Facilities Authority, Christiana Care Health System, Series A (RB) 4.00%, 10/01/29 (c)	280		279,652
			547,102

See Notes to Financial Statements

112

	Par
	(000’s	)	Value
District of Columbia: 1.5%
District of Columbia, Series A (GO)
4.00%, 04/15/29 (c)	$500		$519,272
4.00%, 04/15/29 (c)	100		104,630
District of Columbia, Series A (RB)
2.62%, 03/01/30 (c)	575		436,330
3.00%, 03/01/30 (c)	275		245,432
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien, Series B (RB) 5.00%, 04/01/28 (c)	750		832,158
Metropolitan Washington Airport Authority, Dulles Metrorail and Capital Improvement Project, Series B (RB) (AGM) 3.00%, 10/01/29 (c)	650		521,915
Washington Metropolitan Area Transit Authority, Series A (RB) 3.00%, 07/15/31 (c)	750		634,937
			3,294,674
Florida: 5.5%
Central Florida Expressway Authority (RB) (BAM) 4.00%, 07/01/27 (c)	345		352,914
City of Jacksonville, Health Care Facililities, Brooks Rehabilitation (RB) 5.00%, 11/01/29 (c)	500		539,971
City of Jacksonville, Series A (RB) 5.25%, 10/01/27 (c)	250		276,584
City of Port St. Lucie, Southwest Annexation Special Assessment District No. 1 (SA) 3.25%, 07/01/26 (c)	200		176,898
City of Port St. Lucie, Southwest Annexation Special Assessment District No. 1 (SA) (BAM) 3.00%, 07/01/26 (c)	180		161,170
City of South Miami Health Facilities Authority, Inc. (RB)
5.00%, 08/15/27 (c)	275		292,957
5.00%, 08/15/27 (c)	255		273,426
City of Tampa, Central and Lower Basin Stormwater Improvements (SA) 5.25%, 05/01/28 (c)	275		313,318
County of Broward, Florida Port Facilities, Series A (RB) 5.00%, 09/01/29 (c)	500		551,914
	Par
	(000’s	)	Value
Florida (continued)
County of Broward, Florida Tourist Development, Convention Center Expansion Project (RB) 4.00%, 09/01/31 (c)	$510		$502,789
County of Broward, Half-Cent Sales Tax (RB) 4.00%, 10/01/30 (c)	275		284,670
County of Miami-Dade, Water and Sewer System, Series A (RB) 4.00%, 10/01/27 (c)	210		211,114
County of Miami-Dade, Water and Sewer System, Series B (RB)
3.00%, 10/01/29 (c)	310		246,009
3.12%, 10/01/27 (c)	140		122,367
County of Palm Beach, Health Facilities Authority, Lifespace Communities, Inc., Series B (RB) 4.00%, 11/15/26 (c)	330		266,297
Florida Department of Management Services, Series A (CP) 2.00%, 11/01/31 (c)	500		365,844
Florida Development Finance Corp. Healthcare Facilities, Jacksonville Project, Series A (RB) (AGM) 4.00%, 02/01/32 (c)	1,000		978,759
Florida Housing Finance Corp., Series 1 (RB) 3.20%, 07/01/28 (c)	55		54,588
Greater Orlando Aviation Authority, Airport Facilities, Series B (RB) 5.00%, 10/01/26 (c)	125		135,567
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A (RB) 3.50%, 02/01/31 (c)	1,000		794,241
Hillsborough County, Florida Capital Improvement Non-Ad Valorem (RB) 2.25%, 02/01/31 (c)	500		324,011
Miami-Dade County Health Facilities Authority Hospital, Nicklaus Children’s Hospital Project, Series A (RB) 4.00%, 08/01/31 (c)	500		487,929
Miami-Dade County, Florida Transit System, Sales Surtax, Series A (RB) 4.00%, 07/01/30 (c)	500		510,004
Orlando Utilities Commission, Series A (RB) 2.38%, 04/01/31 (c)	750		528,683

See Notes to Financial Statements

113

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Florida (continued)
School District of Broward County (GO)
5.00%, 07/01/28 (c)	$300		$328,667
5.00%, 07/01/31 (c)	665		744,380
South Broward Hospital District, Series A (RB) 3.00%, 05/01/31 (c)	750		610,018
State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) 3.00%, 06/01/27 (c)	500		440,384
State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) (AGM) 3.00%, 06/01/29 (c)	145		129,328
State of Florida, Board of Education, Public Education Capital Outlay, Series D (GO) 3.00%, 06/01/29 (c)	500		442,299
State of Florida, Department of Transportation, Series B (RB) 2.00%, 07/01/30 (c)	500		331,016
			11,778,116
Georgia: 2.1%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Inc., Series A (RB) 4.00%, 07/01/29 (c)	660		663,939
Burke County Development Authority, Series D (RB) 4.12%, 02/01/28 (c)	260		249,490
County of Fulton, Georgia Water and Sewerage, Series A (RB)
2.25%, 01/01/30 (c)	500		360,645
2.38%, 01/01/30 (c)	900		654,418
Dahlonega Downtown Development Authority, North Georgia Mac, LLC Projecty (RB) 3.12%, 07/01/23 (c)	90		83,388
Dalton-Whitfield County Joint Development Authority, Hamilton Health Care System (RB) (AGC) 4.00%, 02/15/28 (c)	185		185,012
Georgia Housing and Finance Authority, Single Family Mortgage, Series A (RB) (AGM) 3.35%, 06/01/28 (c)	165		155,334
Georgia Housing and Finance Authority, Single Family Mortgage, Series B (RB) 3.55%, 12/01/26 (c)	150		142,985
	Par
	(000’s	)	Value
Georgia (continued)
Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB)
3.35%, 12/01/25 (c)	$230		$217,807
3.35%, 12/01/25 (c)	215		203,030
Georgia State Road & Tollway Authority, Managed Lane System, Series A (RB) 3.00%, 07/15/31 (c)	500		413,417
Gwinnett County School District (GO) (SAW) 5.00%, 02/01/29 (c)	335		378,169
Metropolitan Atlanta Rapid Transit Authority Sales Tax, Series A (RB) 3.00%, 07/01/30 (c)	1,000		826,258
			4,533,892
Hawaii: 0.5%
City and County of Honolulu, Series C (GO)
4.00%, 08/01/29 (c)	750		775,458
5.00%, 08/01/29 (c)	200		223,352
			998,810
Illinois: 3.3%
Chicago O’Hare International Airport, Series B (RB) (AGM) 4.00%, 01/01/29 (c)	890		879,085
Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/27 (c)	150		160,232
Chicago O’Hare International Airport, Series D (RB)
5.00%, 01/01/27 (c)	265		280,535
5.00%, 01/01/27 (c)	150		158,468
Chicago O’Hare International Airport, Series F (RB) 5.00%, 01/01/27 (c)	250		264,113
City of Chicago, Seires B (GO) 4.00%, 01/01/32 (c)	1,064		981,168
County of Cook, Illinois Sales Tax (RB) 4.00%, 11/15/27 (c)	160		164,641
Illinois Finance Authority (RB) (AGM) 5.00%, 07/01/29 (c)	330		363,513
Illinois Finance Authority, NorthShore University HealthSystem, Series A (RB) 4.00%, 08/15/30 (c)	500		506,530
Illinois State Toll Highway Authority, Series A (RB) 5.00%, 01/01/31 (c)	1,000		1,104,678
State of Illinois (GO) (AGC) 5.75%, 05/01/30 (c)	750		822,953
State of Illinois, Series A (GO)
4.00%, 03/01/31 (c)	500		466,887
5.00%, 05/01/28 (c)	250		260,407
5.00%, 05/01/28 (c)	630		655,506
			7,068,716

See Notes to Financial Statements

114

	Par
	(000’s	)	Value
Indiana: 0.9%
Indiana Finance Authority, CWA Authority Project (RB) 5.00%, 10/01/31 (c)	$300		$339,563
Indiana Finance Authority, Water Utility, Citizen Energy Group Project, Series A (RB) 4.00%, 10/01/31 (c)	500		503,388
Indianapolis Local Public Improvement Bond Bank, Courthouse and Jail Project, Series A (RB) 5.00%, 02/01/29 (c)	1,000		1,089,986
			1,932,937
Iowa: 0.3%
Iowa Higher Education Loan Authority, Grinnell College Project (RB) 5.00%, 12/01/26 (c)	300		327,318
Iowa Higher Education Loan Authority, Grinnell College Project, Series A (RB) 5.00%, 12/01/26 (c)	250		273,102
			600,420
Kansas: 0.2%
Lyon County Unified School District No. 253 (GO) 3.00%, 09/01/27 (c)	270		228,711
Sedgwick County Unified School District No. 260, Series B (GO) 4.00%, 10/01/26 (c)	150		155,374
			384,085
Kentucky: 0.9%
Kentucky Bond Development Corp., Lexington Center Corp. Project (RB) 4.00%, 09/01/28 (c)	920		924,677
Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A (RB) (AGM) 4.00%, 12/01/27 (c)	750		779,507
Louisville and Jefferson County, Metropolitan Sewer District, Series A (RB) 3.25%, 11/15/26 (c)	235		206,700
			1,910,884
Louisiana: 0.9%
City of New Orleans, Louisiana Public Improvement, Series A (GO)
5.00%, 12/01/30 (c)	320		355,512
5.00%, 12/01/30 (c)	450		505,877
	Par
	(000’s	)	Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority, Woman’s Hospital Foundation Project, Series A (RB) 4.00%, 10/01/27 (c)	$230		$230,394
Louisiana Public Facilities Authority Hospital, Children’s Medical Center, Series A (RB) (AGM) 3.00%, 06/01/30 (c)	500		392,944
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB) 4.00%, 05/15/27 (c)	230		227,435
New Orleans Aviation Board, North Terminal Project, Series A (RB) 5.00%, 01/01/27 (c)	240		253,363
			1,965,525
Maryland: 1.3%
City of Baltimore, Water Projects, Series A (RB) (SAW) 4.00%, 07/01/29 (c)	225		223,245
County of Baltimore, Metropolitan District (GO) 4.00%, 03/01/28 (c)	250		254,784
Maryland Community Development Administration, Series A (RB) (AGM) 1.95%, 03/01/30 (c)	310		233,620
Maryland Health and Higher Educational Facilities Authority, Adventist Healthcare, Series B (RB) 4.00%, 01/01/32 (c)	500		461,233
Maryland Health and Higher Educational Facilities Authority, Greater Baltimore Medical Center, Series A (RB) 3.00%, 07/01/31 (c)	500		397,497
Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue, Series A (RB) 4.00%, 05/15/27 (c)	260		254,328
Maryland Health and Higher Educational Facilities Authority, Univeristy of Maryland Medical System Issue, Series D (RB) 4.00%, 01/01/28 (c)	150		146,241
Maryland Stadium Authority Built to Learn (RB) 2.75%, 06/01/31 (c)	850		652,148

See Notes to Financial Statements

115

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Maryland (continued)
Prince George’s County, Regional Medical Center (CP) 3.25%, 10/01/27 (c)	$100		$95,476
			2,718,572
Massachusetts: 2.4%
Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB) 5.00%, 06/01/28 (c)	315		342,316
Commonwealth of Massachusetts, Series A (GO)
5.00%, 01/01/28 (c)	1,000		1,089,090
5.00%, 01/01/28 (c)	200		218,141
5.00%, 04/01/27 (c)	275		298,209
Commonwealth of Massachusetts, Series C (GO) 3.00%, 03/01/30 (c)	360		302,463
Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/27 (c)	100		108,829
Massachusetts Development Finance Agency, Northeastern Institute, Series A (RB) 5.00%, 03/01/24 (c)	500		518,491
Massachusetts Development Finance Agency, Suffolk University (RB) 4.00%, 07/01/27 (c)	250		244,813
Massachusetts Development Finance Agency, The Broad Institute Issue (RB) 4.00%, 10/01/27 (c)	250		254,206
Massachusetts Port Authority, Series B (RB) (SBG) 5.00%, 07/01/29 (c)	305		332,272
The Commonwealth of Massachusetts Transportation Fund, Series A (RB) 3.00%, 06/01/30 (c)	800		642,449
The Commonwealth of Massachusetts, Series B (GO) 2.12%, 04/01/31 (c)	1,300		832,320
			5,183,599
Michigan: 2.2%
Bloomfield Hills School District (GO) 4.00%, 05/01/30 (c)	700		704,491
Great Lakes Water Authority, Water Supply System, Second Lien, Series B (RB) 5.00%, 07/01/26 (c)	390		418,229
Great Lakes Water Authority, Water Supply System, Senior Lien, Series A (RB) 5.00%, 07/01/26 (c)	320		344,328
	Par
	(000’s	)	Value
Michigan (continued)
Michigan Finance Authority Hospital, Trinity Health Credit Group, Series A (RB) 5.00%, 12/01/27 (c)	$500		$540,235
Michigan Finance Authority, Henry Ford Health System, Series A (RB)
4.00%, 11/15/26 (c)	225		221,149
4.00%, 11/02/29 (c)	250		243,117
5.00%, 11/02/29 (c)	135		147,343
Michigan State Housing Development Authority, Series A-1 (RB) 3.35%, 10/01/28 (c)	500		420,566
Michigan State Housing Development Authority, Single-Family Mortgage, Series B (RB)
2.95%, 12/01/28 (c)	425		375,958
3.50%, 06/01/22 (c)	15		15,027
Muskegon Public Schools (GO) 5.00%, 05/01/31 (c)	305		337,242
Saginaw City School District (GO) 4.00%, 05/01/31 (c)	750		721,167
Wayne County Airport Authority, Series A (RB) 5.00%, 12/01/27 (c)	190		204,005
			4,692,857
Minnesota: 1.0%
City of Minneapolis, Allina Health Care System (RB) 4.00%, 11/15/31 (c)	500		509,128
Minnesota Housing Finance Agency Residential Housing, Series B (RB) 2.50%, 07/01/30 (c)	530		408,154
Minnesota Housing Finance Agency Residential Housing, Series I (RB)
2.15%, 01/01/30 (c)	910		665,966
3.00%, 01/01/30 (c)	485		478,572
			2,061,820
Missouri: 0.7%
Health and Educational Facilities Authority, Saint Louis University, Series A (RB) 5.00%, 04/01/29 (c)	100		109,705
Missouri State Health and Educational Facilities Authority, Lutheran Senior Services Project, Series A (RB) 5.00%, 02/01/24 (c)	250		263,490
Missouri State Health and Educational Facilities Authority, Mercy Health (RB) 3.00%, 06/01/30 (c)	600		459,665

See Notes to Financial Statements

116

	Par
	(000’s	)	Value
Missouri (continued)
Missouri State Health and Educational Facilities Authority, Saint Luke’s Health System (RB) 3.00%, 11/15/30 (c)	$750		$573,899
Missouri State Housing Development Commission Single Family Mortgage, First Place Homeownership Loan, Series C (RB) 3.05%, 05/01/29 (c)	210		202,940
			1,609,699
Nebraska: 0.8%
City of Omaha and County of Douglas, Public Building, Series B (GO) 4.00%, 05/01/29 (c)	550		553,145
Douglas County School District No. 0001 (GO) 2.00%, 03/30/31 (c)	500		345,698
Omaha Public Power District, Nebraska Electric System, Series A (RB) 4.00%, 08/01/30 (c)	750		754,530
			1,653,373
Nevada: 1.2%
City of Carson, Tahoe Regional Healthcare Project (RB) 5.00%, 09/01/27 (c)	390		415,206
City of Henderson, Utility System, Series A-1 (GO) 4.00%, 06/01/30 (c)	675		688,740
County of Clark , Limited Tax, Series A (GO) 5.00%, 06/01/28 (c)	485		526,227
County of Clark , Limited Tax, Series C (GO) 3.00%, 07/01/29 (c)	280		245,244
County of Washoe, Nevada Highway, Fuel Tax (RB) 5.00%, 02/01/29 (c)	250		274,991
County of Washoe, School District, Series C (GO) (AGM) 3.12%, 10/01/27 (c)	100		94,388
Las Vegas Convention and Visitors Authority, Series B (RB) (NATL) 5.00%, 07/01/28 (c)	275		300,772
			2,545,568
New Hampshire: 0.5%
National Finance Authority Hospital, St. Lukes University Health Network Project, Series B (RB) (AGM) 3.00%, 08/15/31 (c)	500		392,216
National Finance Authority, Springpoints Living Project (RB) 4.00%, 01/01/26 (c)	500		480,863
	Par
	(000’s	)	Value
New Hampshire (continued)
New Hampshire Municipal Bond Bank, Series B (RB) 4.00%, 08/15/27 (c)	$265		$271,594
			1,144,673
New Jersey: 2.8%
Clifton Board Of Education (GO) (AGM) 2.00%, 08/15/28 (c)	500		351,366
New Jersey Educational Facilities Authority, New Jersey Princeton University, Series C (RB)
2.00%, 03/01/31 (c)	500		389,913
2.00%, 03/01/31 (c)	500		378,380
New Jersey Health Care Facilities Financing Authority, Atlanticare Health System (RB) 2.50%, 07/01/31 (c)	490		327,716
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health, Series A (RB)
4.00%, 07/01/31 (c)	555		556,500
5.00%, 07/01/26 (c)	55		58,561
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.50%, 12/15/28 (c)	910		914,182
5.00%, 12/15/30 (c)	250		263,696
5.00%, 12/15/30 (c)	250		266,777
New Jersey Transportation Trust Fund Authority, Series BB (RB) 3.50%, 12/15/28 (c)	365		307,646
New Jersey Turnpike Authority, Series A (RB) 4.00%, 01/01/29 (c)	1,280		1,274,295
New Jersey Turnpike Authority, Series B (RB) 5.00%, 01/01/28 (c)	100		108,799
New Jersey Turnpike Authority, Series G (RB) 4.00%, 01/01/28 (c)	210		210,673
State of New Jersey, Various Purposes (GO) 5.00%, 12/01/27 (c)	400		435,648
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/28 (c)	205		215,466
			6,059,618
New Mexico: 0.3%
New Mexico Hospital Equipment, Presbyterian Healthcare Services, Series A (RB) 4.00%, 08/01/29 (c)	250		250,022

See Notes to Financial Statements

117

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New Mexico (continued)
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I, Series C (RB) 3.60%, 07/01/28 (c)	$190		$189,233
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I, Series F (RB) 3.05%, 01/01/29 (c)	325		285,444
			724,699
New York: 20.8%
Battery Park City Authority, Series A (RB) 4.00%, 11/01/29 (c)	1,000		1,015,351
City of New York, Series C (GO) 5.00%, 08/01/30 (c)	500		549,695
City of New York, Series D-1 (GO)
4.00%, 12/01/28 (c)	470		470,919
5.00%, 12/01/28 (c)	100		109,049
City of New York, Subseries B-1 (GO)
3.00%, 10/01/29 (c)	110		91,538
5.00%, 10/01/29 (c)	250		272,659
City of New York, Subseries D-1 (GO) (BAM) 5.00%, 03/01/30 (c)	1,000		1,095,039
County of Monroe, Industrial Development Corp., University of Rochester Project, Series A (RB) 4.00%, 07/01/30 (c)	900		888,602
Dormitory Authority of the State of New York University, Personal Income Tax, Series D (RB) 5.00%, 02/15/30 (c)	520		565,776
Dormitory Authority of the State of New York University, Series A (RB) 5.00%, 07/01/29 (c)	350		387,420
Dormitory Authority of the State of New York, A (RB) 5.00%, 03/15/27 (c)	380		411,142
Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB) 5.00%, 07/01/26 (c)	255		269,262
Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/27 (c)	645		700,724
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Series A (RB) 4.00%, 11/01/27 (c)	330		310,087
	Par
	(000’s	)	Value
New York (continued)
Long Island Power Authority, Electric System (RB) 5.00%, 09/01/27 (c)	$300		$325,435
Metropolitan Transportation Authority, Series A (RB) (AGM) 5.00%, 11/15/28 (c)	715		766,355
Metropolitan Transportation Authority, Series A-1 (RB) 4.00%, 05/15/27 (c)	400		388,405
Metropolitan Transportation Authority, Series B-1 (RB) 5.00%, 11/15/27 (c)	350		375,470
Metropolitan Transportation Authority, Series C (RB) 5.00%, 11/15/29 (c)	550		582,521
Metropolitan Transportation Authority, Series C (RB) (AGM) 4.00%, 11/15/29 (c)	1,000		989,926
Metropolitan Transportation Authority, Series D (RB)
4.00%, 05/15/28 (c)	250		240,415
4.00%, 05/15/28 (c)	1,245		1,210,683
New York City Environmental Facilities, Clean Water and Drinking Water, Series B (RB) 4.00%, 06/15/29 (c)	500		505,317
New York City Housing Development Corp., Multi-Family Housing, Series A-1 (RB) 3.00%, 05/01/28 (c)	275		213,069
New York City Housing Development Corp., Multi-Family Housing, Series C-1 (RB) 2.25%, 05/01/29 (c)	800		597,833
New York City Housing Development Corp., Multi-Family Housing, Series E-1 (RB) 3.00%, 03/01/27 (c)	500		448,620
New York City Housing Development Corp., Multi-Family Housing, Series I-1 (RB)
2.35%, 02/01/29 (c)	525		410,594
2.80%, 02/01/29 (c)	455		316,003
New York City Housing Development Corp., Multi-Family Housing, Series J (RB) 3.05%, 09/01/27 (c)	565		451,952
New York City Housing Development Corp., Sustainable Development Bonds, Series C (RB) 2.75%, 02/01/29 (c)	1,000		727,981

See Notes to Financial Statements

118

	Par
	(000’s	)	Value
New York (continued)
New York City Housing Development Corp., Sustainable Neighborhood Bonds, Series G-1 (RB) 3.75%, 11/01/25 (c)	$250		$219,430
New York City Municipal Water Finance Authority, Water and Sewer System, Series EE (RB)
4.00%, 06/15/27 (c)	175		179,507
5.00%, 12/15/27 (c)	750		825,491
New York City Transitional Finance Authority Building Aid, Series S-1 (RB) (SAW) 3.00%, 07/15/29 (c)	350		287,432
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB) 5.00%, 08/01/28 (c)	260		281,663
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-2 (RB) 5.00%, 08/01/27 (c)	200		216,680
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-3 (RB) 5.00%, 08/01/27 (c)	510		552,023
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB) 4.00%, 08/01/27 (c)	400		400,052
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB)
4.00%, 11/01/30 (c)	1,775		1,787,323
4.00%, 11/01/30 (c)	500		501,288
4.00%, 05/01/29 (c)	1,120		1,116,592
5.00%, 02/01/32 (c)	565		629,349
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB) 2.25%, 02/01/31 (c)	650		429,215
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB) 5.00%, 05/01/27 (c)	420		452,111
New York City Water and Sewer System, Series AA (RB) 5.00%, 12/15/29 (c)	200		221,546
New York City Water and Sewer System, Series AA-1 (RB) 3.00%, 12/15/30 (c)	350		287,822
	Par
	(000’s	)	Value
New York (continued)
New York City Water and Sewer System, Series AA-2 (RB) 3.00%, 12/15/30 (c)	$660		$573,403
New York City Water and Sewer System, Series BB (RB) 4.00%, 12/15/30 (c)	640		629,800
New York City Water and Sewer System, Series EE (RB) (AGC) 5.00%, 06/15/29 (c)	300		330,440
New York City Water and Sewer System, Series FF (RB) 5.00%, 06/15/28 (c)	250		272,012
New York Convention Center Development Corp., Series A (RB)
0.00%, 11/15/47 ^	230		62,000
0.00%, 11/15/54 ^	170		30,803
New York Liberty Development Corp., 4 World Trade Center Project (RB) 3.00%, 11/15/31 (c)	1,500		1,175,635
New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai, Series A (RB) 5.00%, 03/15/29 (c)	285		308,973
New York State Dormitory Authority, New York Columbia University, Series A (RB) 5.00%, 10/01/47	250		302,728
New York State Dormitory Authority, New York Columbia University, Series A (RB) (FHA) 5.00%, 10/01/48	700		848,811
New York State Dormitory Authority, New York University, Series A (RB)
5.00%, 07/01/28 (c)	400		448,429
5.00%, 07/01/28 (c)	235		263,778
New York State Dormitory Authority, Personal Income Tax, Series A (RB) 3.00%, 09/15/30 (c)	500		429,918
New York State Dormitory Authority, Rochester Institute of Technology, Series A (RB) 5.00%, 07/01/29 (c)	250		271,953
New York State Dormitory Authority, St. John’s University, Series A (RB) 4.00%, 07/01/31 (c)	550		540,528
New York State Dormitory Authority, State Sales Tax, Series A (RB)
4.00%, 03/15/27 (c)	250		249,513
4.00%, 03/15/27 (c)	800		792,408
5.00%, 03/15/27 (c)	150		160,823

See Notes to Financial Statements

119

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New York (continued)
New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 09/15/28 (c)	$1,000		$1,075,579
New York State Dormitory Authority, The New School, Series A (RB)
4.00%, 01/01/27 (c)	475		467,280
5.00%, 01/01/27 (c)	420		446,463
New York State Housing Finance Agency (RB) 2.50%, 05/01/30 (c)	1,250		1,001,880
New York State Housing Finance Agency, Series D (RB) 3.70%, 05/01/28 (c)	225		216,895
New York State Housing Finance Agency, Series M (RB) 3.75%, 11/01/26 (c)	195		176,503
New York State Power Authority, Series A (RB) 4.00%, 05/15/30 (c)	500		494,472
New York State Thruway Authority, Series B (RB) (AGM) 4.00%, 01/01/30 (c)	500		501,186
New York State Urban Development Corp., Sales Tax, Series A (RB) 3.00%, 09/15/31 (c)	1,000		819,714
New York State Urban Development Corp., State Personal Income, Series A (RB)
3.00%, 09/15/30 (c)	950		766,477
5.00%, 09/15/28 (c)	500		540,216
New York State Urban Development Corp., State Personal Income, Series C (RB) 3.00%, 09/15/30 (c)	550		449,366
New York Transportation Development Corp., Terminal 4 John Kennedy International Airport Project, Series C (RB) 4.00%, 12/01/30 (c)	925		884,656
State of New York Mortgage Agency Homeowner Mortgage (RB) 3.50%, 04/01/26 (c)	190		180,863
State of New York Mortgage Agency Homeowner Mortgage (RB) (SBG) 2.55%, 10/01/29 (c)	330		238,558
Suffolk Tobacco Asset Securitization Corp., Series B-1 (RB) 4.00%, 06/01/31 (c)	500		466,396
	Par
	(000’s	)	Value
New York (continued)
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, Series A (RB)
5.00%, 11/15/30 (c)	$750		$817,906
5.00%, 11/15/30 (c)	1,500		1,636,130
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, Series B (RB) 5.00%, 05/15/28 (c)	500		555,096
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, Series C (RB) 4.00%, 11/15/31 (c)	750		740,733
Utility Debt Securitization Authority (RB) 5.00%, 12/15/27 (c)	550		608,953
			44,852,643
North Carolina: 1.5%
Charlotte-Mecklenburg Hospital Authority, Atrium HealthCare, Series A (RB) 4.00%, 01/15/32 (c)	600		605,966
North Carolina Housing Finance Agency Home Ownership, Series B (RB)
3.85%, 07/01/27 (c)	85		85,613
4.00%, 07/01/27 (c)	125		126,288
North Carolina Medical Care Commission, Novant Health, Series A (RB) 3.12%, 11/01/29 (c)	220		179,659
North Carolina Turnpike Authority, Triangle Expressway System (RB)
5.00%, 01/01/30 (c)	500		535,995
5.00%, 01/01/30 (c)	750		798,656
University of North Carolina, Hospitals at Chapel Hill (RB) 5.00%, 02/01/45	800		914,435
			3,246,612
Ohio: 2.8%
American Municipal Power, Inc., Series A (RB) 5.00%, 02/15/26 (c)	220		232,288
City of Chillicothe, Hospital Facilities, Adena Health System (RB) 4.00%, 12/01/27 (c)	440		437,428
City of Cleveland, Airport System Revenue, Series B (RB) 5.00%, 07/01/28 (c)	100		106,601
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB) 4.00%, 02/01/28 (c)	510		501,943

See Notes to Financial Statements

120

	Par
	(000’s	)	Value
Ohio (continued)
County of Franklin, Nationwide Children’s Hospital Project, Series A (RB) 5.00%, 11/01/48	$1,000		$1,147,000
County of Ross, Adena Health System (RB) 5.00%, 12/01/29 (c)	1,000		1,074,433
Euclid City School District, Series A (GO) (SD CRED PROG) 4.00%, 01/15/26 (c)	150		153,263
Hamilton County, Life Enriching Communities Project (RB) 5.00%, 01/01/26 (c)	250		254,668
North Royalton City School District (GO) 5.00%, 06/01/25 (c)	190		201,189
Northeast Ohio Regional Sewer District (RB) 3.00%, 11/15/29 (c)	350		308,508
Ohio Housing Finance Agency, Series D (RB) 3.62%, 09/01/26 (c)	90		89,688
Ohio Water Development Authority, Fresh Water (RB) 5.00%, 12/01/29 (c)	500		560,374
State of Ohio, Cleveland Clinic System, Series B (RB) (BAM) 4.00%, 01/01/29 (c)	335		335,881
State of Ohio, Water Pollution Control, Series A (RB) 5.00%, 12/01/31 (c)	500		567,047
			5,970,311
Oklahoma: 0.3%
Edmond Public Works Authority, Sales Tax and Utility System (RB) 4.00%, 07/01/27 (c)	250		257,403
Oklahoma Turnpike Authority, Series A (RB) 4.00%, 01/01/26 (c)	350		354,665
			612,068
Oregon: 1.4%
Lake Oswego School District No. 7J (GO) (SBG) 4.00%, 06/01/27 (c)	190		197,406
Multnomah County School District No. 1J, Series B (GO) (SBG)
2.00%, 06/15/30 (c)	550		390,066
3.25%, 06/15/27 (c)	295		276,997
North Clackamas School District No. 12, Series A (GO) (SBG) 0.00%, 06/15/27 (c) ^	175		85,577
Oregon Health and Science University, Series A (RB) 4.00%, 01/01/32 (c)	1,000		980,884
	Par
	(000’s	)	Value
Oregon (continued)
Sherwood School District No. 88J, Series A (GO) (SBG) 0.00%, 06/15/28 (c) ^	$510		$173,727
Tri-County Metropolitan Transportation District of Oregon, Series A (RB) 3.00%, 09/01/29 (c)	935		819,105
			2,923,762
Pennsylvania: 4.7%
Allegheny County Sanitary Authority, Sewer Revenue (RB) 5.00%, 06/01/28 (c)	685		764,798
Allegheny County, Series C-77 (GO) 5.00%, 11/01/28 (c)	220		243,525
Chester County Health and Education Facilities Authority, Main Line Health System, Series A (RB)
4.00%, 10/01/27 (c)	180		176,314
4.00%, 09/01/30 (c)	645		625,199
Chester County Health and Education Facilities Authority, Main Line Health System, Series A (RB) (SBG) 4.00%, 09/01/30 (c)	210		207,927
Commonwealth of Pennsylvania (GO) 2.00%, 05/01/30 (c)	500		360,702
Commonwealth of Pennsylvania, Delaware County Authority, Series A (RB) 5.00%, 04/01/27 (c)	170		185,967
Commonwealth of Pennsylvania, Series A (CP) (FHA) 4.00%, 01/30/28 (c)	1,170		1,178,828
DuBois Hospital Authority, Penn Highlands Healthcare (RB) 5.00%, 01/15/28 (c)	280		301,437
Geisinger Authority, Health System, Series A (RB) 5.00%, 04/01/30 (c)	1,000		1,070,308
Montgomery County Higher Education and Health Authority, Presbytery Homes, Inc. Project (RB) 5.00%, 12/01/24 (c)	145		151,443
Pennsylvania Housing Finance Agency, Single Family Mortgage (RB)
2.28%, 10/01/30 (c)	500		387,305
3.20%, 10/01/25 (c)	270		242,586
3.20%, 10/01/25 (c)	150		148,010

See Notes to Financial Statements

121

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series B (RB) 3.65%, 04/01/27 (c)	$260		$258,386
Pennsylvania Turnpike Commission, Motor License (RB) 5.00%, 12/01/27 (c)	155		169,118
Pennsylvania Turnpike Commission, Oil Franchise Tax, Series A (RB) (AGM) 5.00%, 12/01/28 (c)	290		313,270
Pennsylvania Turnpike Commission, Oil Franchise Tax, Series B (RB) 4.00%, 12/01/31 (c)	550		527,522
Pennsylvania Turnpike Commission, Series A (RB)
4.00%, 06/01/31 (c)	900		887,235
5.00%, 12/01/29 (c)	220		237,040
Pennsylvania Turnpike Commission, Series A-1 (RB) 5.00%, 12/01/27 (c)	150		163,263
Pennsylvania Turnpike Commission, Series B-1 (RB) 5.25%, 06/01/27 (c)	700		759,820
Philadelphia Gas Works (RB) 5.00%, 08/01/27 (c)	805		861,313
			10,221,316
Tennessee: 0.5%
Sullivan County (GO) 4.00%, 05/01/26 (c)	230		227,853
Tennessee Housing Development Agency, Residential Finance Program (RB)
2.95%, 01/01/29 (c)	385		369,453
3.60%, 01/01/27 (c)	250		249,180
Tennessee Housing Development Agency, Series B (RB) 3.45%, 01/01/27 (c)	205		203,799
			1,050,285
Texas: 10.2%
Alvin Independent School District (GO) 3.38%, 02/15/28 (c)	350		342,725
Arlington Higher Education Finance Corp. (RB)
3.00%, 02/15/31 (c)	1,000		812,558
4.00%, 08/15/29 (c)	675		688,098
Board of Regents of the University of Texas System, Series A (RB)
2.25%, 08/15/31 (c)	1,400		970,788
3.00%, 08/15/31 (c)	525		471,843
	Par
	(000’s	)	Value
Texas (continued)
Board of Regents of the University of Texas System, Series E (RB) 4.00%, 08/15/27 (c)	$650		$667,643
Central Texas Regional Mobility Authority, Senior Lien, Series E (RB) 5.00%, 01/01/30 (c)	750		799,395
City of Arlington, Senior Lien Special Tax, Series A (ST) (AGM) 4.00%, 02/15/28 (c)	165		163,499
City of Austin, Airport System, Series A (RB) 5.00%, 11/15/26 (c)	280		302,779
City of Austin, Texas Electricity Utility System, Series A (RB)
5.00%, 11/15/29 (c)	1,375		1,513,649
5.00%, 11/15/30 (c)	500		557,924
City of Corpus Christi, Utility System, Series A (RB) (SBG) 4.00%, 07/15/30 (c)	295		304,937
City of Denton (GO) 4.00%, 02/15/27 (c)	120		123,019
City of El Paso (GO) 4.00%, 08/15/29 (c)	950		951,572
City of Houston, Combined Utility System, First Lien, Series D (RB) 5.00%, 11/15/28 (c)	220		243,650
College of the Mainland (GO) 3.75%, 08/15/28 (c)	250		241,792
Coppell Independent School District (GO) 4.00%, 08/15/28 (c)	250		259,305
County of Bexar, Political Subdivision, Limited Tax (GO) 4.00%, 06/15/26 (c)	220		227,266
Crowley Independent School District (GO) 4.00%, 02/01/29 (c)	500		522,745
Cypress-Fairbanks Independent School District, Series A (GO) 2.25%, 02/15/31 (c)	600		431,383
Frisco Independent School District (GO) 4.00%, 02/15/27 (c)	460		470,347
Grand Parkway Transportation Corp. System, First Tier Toll, Series C (RB) 4.00%, 04/01/30 (c)	770		758,950
Grand Parkway Transportation Corp. System, Subordinate Tier Toll, Series A (RB) 5.00%, 04/01/28 (c)	640		687,738

See Notes to Financial Statements

122

	Par
	(000’s	)	Value
Texas (continued)
Harris County, Cultural Education Facilities Finance Corp., Texas Children’s Hospital, Series A (RB)
3.00%, 10/01/29 (c)	$350		$307,735
3.00%, 10/01/31 (c)	1,145		995,083
3.00%, 10/01/31 (c)	1,000		808,050
Lamar Consolidated Independent School District (GO) 3.00%, 02/15/31 (c)	290		236,094
Leander Independent School District, Series A (GO)
0.00%, 08/16/26 (c) ^	900		403,581
0.00%, 08/16/26 (c) ^	95		39,088
Leander Independent School District, Unlimited Tax School Building, Series A (GO) 3.00%, 08/15/30 (c)	500		408,490
New Hope Cultural Education Facilities Finance Corp. Hospital, Children’s Healthcare of Texas, Series A (RB) 4.00%, 08/15/27 (c)	555		560,424
North Fort Bend Water Authority, Series A (RB) 4.00%, 12/15/29 (c)	250		256,885
North Texas Tollway Authority System, Second Tier (RB) 4.25%, 01/01/28 (c)	500		502,542
Northside Independent School District (GO) 3.00%, 06/01/29 (c)	745		631,525
San Jacinto College District, Series A (GO) 5.00%, 02/15/29 (c)	500		556,302
Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Series B (RB) 5.00%, 01/01/29 (c)	250		268,936
Tarrant Regional Water District, Texas Water Transmission Facility Contract, Series A (RB)
2.00%, 03/01/30 (c)	750		504,872
2.00%, 03/01/30 (c)	750		513,952
Texas Water Development Board, Series A (RB)
3.00%, 10/15/29 (c)	500		454,651
4.00%, 04/15/28 (c)	325		331,767
5.00%, 04/15/28 (c)	840		921,053
Texas Water Development Board, Series B (RB) 5.00%, 10/15/28 (c)	225		246,134
West Harris County Regional Water Authority (RB) 3.00%, 12/15/29 (c)	250		193,310
	Par
	(000’s	)	Value
Texas (continued)
West Travis County Public Utility Agency (RB) (BAM) 4.00%, 08/15/27 (c)	$230		$238,197
			21,892,276
Utah: 0.5%
Salt Lake City, International Airport, Series B (RB) 5.00%, 07/01/28 (c)	360		386,264
Utah County, IHC Health Services, Inc., Series A (RB) 5.00%, 05/15/30 (c)	250		273,208
Utah County, IHC Health Services, Inc., Series B (RB)
3.00%, 05/15/26 (c)	210		185,283
4.00%, 05/15/24 (c)	350		350,127
			1,194,882
Virginia: 1.5%
Fairfax County Industrial Development Authority, Inova Health System Project, Series B (RB) 4.00%, 05/15/28 (c)	250		250,027
Hampton Roads Transportation Accountability Commission, Series A (RB)
4.00%, 07/01/30 (c)	665		678,768
5.00%, 07/01/30 (c)	500		546,873
Norfolk Economic Development Authority, Series B (RB) 4.00%, 11/01/28 (c)	250		250,031
Virginia College Building Authority, Virginia Educational Facilities, Series A (RB) 3.00%, 02/01/31 (c)	1,000		863,293
Virginia Commonwealth Transportation Board (RB) (AGM) 3.25%, 05/15/28 (c)	150		145,028
Virginia Small Business Financing Authority, National senior Campuses, Inc., Series A (RB) 4.00%, 07/01/27 (c)	500		490,267
			3,224,287
Washington: 2.1%
City of Seattle, Municipal Light and Power Improvement, Series A (RB) 4.00%, 01/01/28 (c)	450		460,255
Energy Northwest, Columbia Generating Station Electric, Series A (RB)
4.00%, 07/01/31 (c)	1,000		1,028,427
5.00%, 07/01/31 (c)	455		516,353
King & Snohomish Counties, Northshore School District No. 417 (GO) (SBG) 4.00%, 06/01/29 (c)	500		525,611

See Notes to Financial Statements

123

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Washington (continued)
King County Public Hospital District No. 1, Valley Medical Center (GO) (SAW) 5.00%, 12/01/28 (c)	$150		$162,057
King County Public Hospital District No. 2, Evergreen Health, Series A (GO) 4.00%, 12/01/29 (c)	650		674,841
State of Washington, Convention Center Public Facilities District (RB) 4.00%, 07/01/28 (c)	125		113,261
State of Washington, Various Purpose, Series C (GO) 5.00%, 02/01/28 (c)	800		877,974
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 4.00%, 08/15/27 (c)	205		200,198
			4,558,977
West Virginia: 0.4%
State of West Virginia, Series B (GO)
4.00%, 06/01/28 (c)	150		152,708
5.00%, 06/01/28 (c)	100		110,606
West Virginia Hospital Finance Authority, West Virginia University Health System Obligated Group, Series A (RB) (NATL) 4.00%, 06/01/28 (c)	700		660,559
			923,873
	Par
	(000’s	)	Value
Wisconsin: 0.8%
Public Finance Authority Health Care Facilities, Series A (RB) 3.00%, 01/01/30 (c)	$250		$188,583
Public Finance Authority Retirement Communities, Series A (RB) 5.00%, 11/15/27 (c)	750		820,316
Village of Mount Pleasant, Series A (TA) 5.00%, 04/01/28 (c)	250		271,002
Wisconsin Center District, Series D (RB) (AGM) 0.00%, 12/15/30 (c) ^	250		86,539
Wisconsin Health and Educational Facilities Authority, Froedtert Health, Inc., Series A (RB) 4.00%, 04/01/27 (c)	205		207,089
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series C (RB)
4.00%, 02/15/27 (c)	105		105,031
4.00%, 02/15/27 (c)	115		111,874
			1,790,434
Wyoming: 0.3%
University of Wyoming, Series C (RB) (AGM) 4.00%, 06/01/31 (c)	700		697,693
Total Municipal Bonds: 98.6% (Cost: $241,779,794)			212,572,916
Other assets less liabilities: 1.4%			2,994,756
NET ASSETS: 100.0%			$215,567,672

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond

See Notes to Financial Statements

124

Summary of Investments by Sector	% of Investments	Value
Airport	4.2%	$8,877,844
Education	7.2	15,388,424
Health	2.2	4,635,363
Hospitals	15.7	33,278,706
Housing	0.1	217,807
Industrial Development Revenue	0.4	884,656
Leasing COPS & Appropriations	4.0	8,477,187
Local GO	15.7	33,471,995
Misc	1.7	3,530,661
Multi-Family Housing	2.4	5,206,368
Pollution Control	0.3	567,047
Power	4.1	8,716,266
Single Family Housing	3.1	6,669,166
State GO	4.9	10,352,912
Tax	11.5	24,381,099
Tobacco	0.9	1,992,656
Toll & Turnpike	6.5	13,927,347
Transportation	4.3	9,080,403
Unassigned	0.3	584,508
Utilities - Other	1.3	2,777,479
Water & Sewer	9.2	19,555,022
	100.0%	$212,572,916

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds *	$—	$212,572,916	$—	$212,572,916

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

125

VANECK MUNI ALLOCATION ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Number
	of Shares	Value
CLOSED-END FUNDS: 13.7% (a)
BlackRock MuniYield Quality Fund III, Inc.	2,908	$34,343
BNY Mellon Municipal Income, Inc.	4,724	33,399
Delaware Investments National Municipal Income Fund	3,052	35,830
DWS Municipal Income Trust	6,969	67,390
Eaton Vance New York Municipal Bond Fund	3,456	33,178
MFS High Yield Municipal Trust	9,323	32,631
MFS Investment Grade Municipal Trust	4,336	34,168
MFS Municipal Income Trust	5,949	32,957
Neuberger Berman California Municipal Fund, Inc.	3,013	34,951
Nuveen New Jersey Quality Municipal Income Fund	2,687	34,098
Nuveen Ohio Quality Municipal Income Fund	2,631	33,756
Nuveen Pennsylvania Quality Municipal Income Fund	2,748	32,976
	Number
	of Shares	Value
Pioneer Municipal High Income Fund Trust	3,358	$32,136
Western Asset Managed Municipals Fund, Inc.	3,155	35,021
Total Closed-End Funds (Cost: $634,296)		506,834

EXCHANGE TRADED FUNDS: 86.3% (a)
VanEck High Yield Muni ETF ‡	17,100	939,816
VanEck Intermediate Muni ETF ‡	28,445	1,295,527
VanEck Long Muni ETF ‡	9,721	176,436
VanEck Short High Yield Muni ETF ‡	8,579	194,314
VanEck Short Muni ETF ‡	33,887	570,318

Total Exchange Traded Funds (Cost: $3,425,288)		3,176,411

Total Investments: 100.0% (Cost: $4,059,584)		3,683,245
Other assets less liabilities: 0.0%		1,544
NET ASSETS: 100.0%		$3,684,789

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Transactions in securities of affiliates for the period ended April 30, 2022:

							Net Change in
							Unrealized
	Value		Sales	Realized Gain		Dividend	Appreciation	Value
	4/30/2021	Purchases	Proceeds	(Loss)		Income	(Depreciation)	4/30/2022
VanEck High Yield Muni ETF	$1,519,551	$778,654	$(1,211,019)	$52,000		$39,025	$(199,370)	$939,816
VanEck Intermediate Muni ETF	1,470,825	987,550	(990,549)	12,835	*	23,955	(185,134)	1,295,527
VanEck Long Muni ETF	1,740,869	555,951	(2,048,134)	41,040	†	17,798	(113,290)	176,436
VanEck Short High Yield Muni ETF	253,940	25,548	(63,531)	4,866		4,779	(26,509)	194,314
VanEck Short Muni ETF	–	1,214,987	(628,527)	(906	)‡	1,565	(15,236)	570,318
	$4,985,185	$3,562,690	$(4,941,760)	$109,835		$87,122	$(539,539)	$3,176,411

*	Includes $26 of capital gains distributions from the underlying affiliated investment company.
†	Includes $937 of capital gains distributions from the underlying affiliated investment company.
‡	Includes $278 of capital gains distributions from the underlying affiliated investment company.

See Notes to Financial Statements

126

	% of
Summary of Investments by Sector	Investments	Value
Exchange Traded Funds	86.2%	$3,176,411
Financials	13.8	506,834
	100.0%	$3,683,245

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Closed-End Funds	$506,834	$—	$—	$506,834
Exchange Traded Funds	3,176,411	—	—	3,176,411
Total Investments	$3,683,245	$—	$—	$3,683,245

See Notes to Financial Statements

127

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s	)	Value
MUNICIPAL BONDS: 98.0%
Alabama: 1.3%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home (RB) 5.50%, 06/01/26 (c)	$500		$496,441
Hoover Industrial Development Board, United States Steel Corp. Project (RB) 6.38%, 11/01/30 (p)	500		572,411
Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 12/01/25 (c) (p)	1,000		1,019,498
Southeast Alabama Gas Supply District, Series A (RB) 4.00%, 04/01/24 (c) (p)	1,000		1,011,776
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB) 4.50%, 05/01/29 (c)	2,578		2,481,465
			5,581,591
American Samoa: 0.1%
American Samoa Economic Development Authority, Series A (RB) 6.50%, 09/01/28	250		280,859
Arizona: 1.9%
Arizona Industrial Development Authority Economic Development Revenue Bonds (Linder Village Project), Series (Meridian, Ada County, Idaho) (RB) (AGM) 5.00%, 06/01/31	1,000		1,034,990
Arizona Industrial Development Authority Education Facility Revenue Bonds (Leman Academy Of Excellence Projects) Series A (RB) 4.00%, 07/01/29 (c)	1,000		973,901
Arizona Industrial Development Authority, Basis School Projects, Series A (RB)
4.75%, 07/01/23 (c)	210		215,237
5.00%, 07/01/26	200		205,841
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series A (RB) (AGM) 6.75%, 07/01/27 (c)	500		534,392
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series C (RB) (AGM) 6.75%, 07/01/27 (c)	1,000		1,073,391
Arizona Industrial Development Authority, Leman Academy of Excellence - East Tucson and Central Tucson Projects, Series A (RB) 4.00%, 07/01/24 (c)	500		488,405
	Par
	(000’s	)	Value
Arizona (continued)
Arizona Industrial Development Authority, Pinecrest Academy of Nevada-Cadence Campus Project, Series A (RB) 4.00%, 07/15/28 (c)	$520		$506,483
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project, Series A (RB) 4.50%, 07/15/25 (c)	500		487,955
Arizona Industrial Development Authority, Point 320 LLC, Series A (RB) 3.62%, 05/20/33	478		470,466
City Of Phoenix Civic Improvement Corporation Junior Lien Airport Revenue Refunding Bonds, Series D (Non-Amt) (RB) 5.00%, 07/01/27 (c)	500		545,617
Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB) 4.00%, 07/01/25	425		427,914
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB) 4.00%, 07/01/29	240		241,192
Pima County Industrial Development Authority, American Leadership Academy Project (RB) 4.12%, 06/15/22 (c)	250		250,796
Salt Verde Financial Corp. (RB)
5.25%, 12/01/23	200		207,106
5.25%, 12/01/24	65		68,355
5.25%, 12/01/28	10		10,954
5.50%, 12/01/29	370		413,594
			8,156,589
Arkansas: 0.5%
Arkansas Development Finance Authority Health Care Revenue Refunding Bonds, Baptist Memorial Health Care Corporation, Series B-2 (RB) 5.00%, 09/01/27 (c) (p)	2,000		2,194,199
California: 7.3%
Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series A (RB) 5.00%, 05/01/23	250		257,033

See Notes to Financial Statements

128

	Par
	(000’s	)	Value
California (continued)
Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series H (RB)
5.00%, 05/01/26	$500		$534,832
5.00%, 05/01/27	500		539,183
5.00%, 05/01/29	500		548,797
Antelope Valley Healthcare District, Series A (RB) 5.00%, 03/01/26	575		609,853
California Community Choice Financing Authority Clean Energy Project Revenue Bonds Series A (Green Bonds - Climate Bond Certified) (RB) 4.00%, 12/01/27 (c) (p)	1,000		1,025,618
California Health Facilities Financing Authority Revenue Bonds (Commonspirit Health) Series A (RB) 5.00%, 04/01/30 (c)	1,275		1,414,322
California Health Facilities Financing Authority, Commonspirit Health, Series A (RB) 5.00%, 04/01/30 (c)	2,000		2,213,968
California Municipal Finance Authority, CHF-Davis I, LLC-West Village Student Housing Project, Series A (RB) 5.00%, 11/15/28 (c)	1,340		1,447,527
California Municipal Finance Authority, Community Medical Centers, Series A (RB)
5.00%, 02/01/27 (c)	50		55,082
5.00%, 02/01/27	50		55,294
California Municipal Finance Authority, LINXS APM Project, Series A (RB)
5.00%, 06/30/27	610		654,321
5.00%, 06/30/28	220		237,172
California Municipal Finance Authority, LINXS APM Project, Series A (RB) (AGM) 5.00%, 06/30/28 (c)	260		276,526
California Municipal Finance Authority, United Airlines, Inc., International Airport Project (RB) 4.00%, 07/15/29	3,210		3,104,376
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) 7.00%, 07/01/22 (d) *	1,000		600,000
	Par
	(000’s	)	Value
California (continued)
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) (SAW) 7.50%, 07/01/32	$1,360		$1,156,000
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series A-1 (RB)
3.38%, 07/01/25	400		401,838
3.62%, 07/01/25 (c)	2,000		2,024,097
California Public Finance Authority, Charter Grimmway School Facility, Series A (RB) 4.25%, 07/01/26 (c)	1,000		1,016,543
California Public Finance Authority, Enso Village Project, Series B (RB) 3.12%, 11/15/23 (c)	1,500		1,408,777
California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB) 5.75%, 05/31/22 (c)	15		14,446
California Statewide Communities Development Authority, Daughters of Charity Health System, Series G (RB) 5.50%, 05/31/22 (c)	44		41,332
California Statewide Communities Development Authority, Irvine East Campus Armaments, CHF-Irvine, LLC (RB) 5.00%, 05/15/26 (c)	300		318,876
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Series A (RB) 5.00%, 07/01/24	200		199,825
California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB) 5.00%, 06/01/26 (c)	350		379,852
California Statewide Communities Development Authority, NCCD-Hooper Street LLC-California College of the Arts Project (RB) 5.00%, 07/01/29	250		243,673

See Notes to Financial Statements

129

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Southern California Edison Company, Series C (RB) 2.62%, 12/01/23 (p)	$500		$495,394
City of Modesto, Community Center Refinancing Project, Series A (CP) (AMBAC) 5.00%, 11/01/23	15		14,866
City of Oroville Hospital (RB) 5.00%, 04/01/29 (c)	500		519,780
Compton Public Finance Authority (RB) 4.50%, 09/01/24 (c)	1,000		1,011,846
County of Sacramento, Airport System, Series C (RB) 5.00%, 07/01/27	250		270,014
County of Sacramento, Airport System, Series E (RB) 5.00%, 07/01/28	115		128,012
County of Santa Barbara, Solid Waste System, Series B (CP) (AMBAC) 5.00%, 12/01/28 (c)	520		573,977
El Centro Financing Authority, El Centro Regional Medical Center Project (RB) 4.50%, 07/01/26 (c)	580		577,558
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-1 (RB) 6.00%, 01/15/24 (c)	450		477,790
Irvine Unified School District Community Facilities District No. 09-1, Series D (ST) 5.00%, 09/01/26	110		119,098
Lake Elsinore Public Financing Authority, Local Agency (ST) 5.00%, 09/01/24	230		240,627
Long Beach Bond Finance Authority, Natural Gas Purchase, Series A (RB) 5.50%, 11/15/30	265		300,606
Los Angeles Unified School District, Series B (CP) 5.00%, 10/01/22 (c)	165		167,183
MSR Energy Authority, Series A (RB) 6.12%, 11/01/29	280		312,426
Northern California Energy Authority, Series A (RB) 4.00%, 07/01/24 (p)	1,250		1,271,795
Oakland Unified School District (GO) 5.00%, 08/01/26	380		416,176
Palomar Health (RB)
5.00%, 11/01/25	250		266,386
	Par
	(000’s	)	Value
California (continued)
5.00%, 11/01/26 (c)	$90		$97,411
Port Oakland Calif Rev Inter Lien Ref Rev Bds D* (RB) 5.00%, 11/01/23	195		202,219
Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/24	110		115,209
Riverside County Public Financing Authority, Capital Facilities Project (RB) 5.00%, 11/01/23	110		114,564
San Francisco Community College District (GO)
5.00%, 06/15/25	1,000		1,073,111
5.00%, 06/15/25 (c)	205		219,860
San Francisco Redevelopment Agency, Community Facilities District No. 6, Series A (ST) 5.00%, 08/01/22 (c)	120		120,710
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Refunding Revenue Bonds Series A (RB) (SAW) 5.00%, 01/15/32 (c)	585		648,666
Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST) 4.00%, 09/01/21 (d) *	370		192,400
			30,726,847
Colorado: 1.9%
Arista Metropolitan District in the City and County of Broomfield, Series A (GO) 4.38%, 12/01/23 (c)	500		503,341
City & County of Denver, Colorado Airport System, Series A (RB) 5.00%, 12/01/28 (c)	295		321,657
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge) Series B-1 Tax Exempt Mandatory Paydown Securities-85 (Temps-85) (RB) 3.50%, 05/15/23 (c)	1,000		916,054
Colorado Public Authority, Natural Gas Purchase (RB) 6.12%, 11/15/23	70		72,533
Denver Convention Center Hotel Authority (RB) 5.00%, 12/01/26 (c)	600		635,578
Dominion Water and Sanitation District (RB) 5.25%, 05/31/22 (c)	1,180		1,205,533

See Notes to Financial Statements

130

	Par
	(000’s	)	Value
Colorado (continued)
Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA) 4.50%, 11/01/25 (c)	$615		$584,892
Painted Prairie Public Improvement Authority (RB) 4.00%, 12/01/24 (c)	500		489,423
Public Authority for Colorado Energy, Natural Gas Purchase (RB) 6.25%, 11/15/28	140		157,256
Rocky Mountain Rail Park Metropolitan District (GO) 5.00%, 03/01/26 (c)	500		473,312
Southlands Metropolitan District No. 1, Series A-1 (GO) 3.50%, 12/01/27	200		194,326
STC Metropolitan District No. 2, Series A (GO) 4.00%, 12/01/24 (c)	500		490,636
Transport Metropolitan District No. 3 (GO) 4.12%, 03/01/26 (c)	1,000		963,251
Windler Public Improvement Authority, Series A-1 (RB) (BAM) 4.00%, 09/01/26 (c)	1,000		903,507
			7,911,299
Connecticut: 0.6%
City of Hartford, Series A (GO) 5.00%, 04/01/23 (c)	405		415,531
Connecticut State Health and Educational Facilities Authority, Masonicare Issue, Series F (RB) 4.00%, 07/01/26 (c)	120		121,928
Harbor Point Infrastructure Improvement District Special Obligation Revenue Refunding Bonds (Harbor Point Project) Series (TA) 5.00%, 04/01/27 (c)	1,000		1,073,177
Town of Hamden, Whitney Center Project (RB) 5.00%, 01/01/26 (c)	500		503,910
University of Connecticut, Series A (RB) 5.00%, 03/15/25	380		405,244
			2,519,790
Delaware: 0.1%
Delaware State Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/25 (c) (p)	500		463,868
	Par
	(000’s	)	Value
District of Columbia: 0.4%
District of Columbia, Ingleside at Rock Creek Project, Series A (RB) 4.12%, 07/01/24 (c)	$1,250		$1,251,400
District of Columbia, Latin American Montessori Bilingual Public Charter School Issue (RB) 4.00%, 06/01/30	500		500,210
			1,751,610
Florida: 6.1%
Capital Projects Finance Authority, Capital Projects Loan Program - Florida Universities, Series A-1 (RB) (NATL) 5.00%, 10/01/30	500		537,615
Capital Trust Agency Revenue Bonds (The Marie Selby Botanical Gardens, Inc. Project), Series (Sustainability Bonds) (RB) 4.00%, 06/15/26 (c)	535		491,391
Capital Trust Agency, Education Growth Fund, Series A-1 (RB) 3.38%, 07/01/31	1,540		1,430,795
Capital Trust Agency, Inc., Elim Senior Housing, Inc. Project (RB) 5.00%, 08/01/24 (c)	500		453,407
Central Florida Expressway Authority, Series D (RB) (AGM) 5.00%, 07/01/31 (c)	500		573,552
City Of Orlando, Florida Senior Tourist Development Tax Refunding Revenue Bonds (6Th Cent Contract Payments), Series A (RB) (AGM) 5.00%, 11/01/27 (c)	500		560,350
City of Orlando, Tourist Development Tax, Series A (RB) (AGM) 5.00%, 11/01/27	600		674,380
City Of Pompano Beach, Florida Revenue Bonds (John Knox Village Project), Entrance Fee Principal Redemption Bonds Series B-1 (RB) 2.00%, 01/01/29	1,000		882,955
County of Broward, Florida Airport System, Series A (RB) 5.00%, 10/01/25 (c)	290		305,268
County of Miami-Dade (RB) 0.00%, 10/01/26 (c) ^	265		191,748
County of Palm Beach, Atlantic University Housing Project, Series A (RB) 5.00%, 04/01/29	500		513,207

See Notes to Financial Statements

131

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Florida (continued)
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Series A (RB) (SAW) 5.00%, 02/15/30 (c)	$500		$553,413
Florida Development Finance Corp., Renaissance Chapter School, Inc. Project, Series C (RB) 4.00%, 09/15/27 (c)	470		462,755
Florida Development Finance Corp., Southwest Charter Foundation Inc. Project, Series A (RB) 5.12%, 06/15/27	250		246,837
Florida Development Finance Corp., The Glenridge on Palmer Ranch Project (RB) (SAW) 5.00%, 06/01/28 (c)	625		625,426
Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB)
6.25%, 01/01/24 (c) (p)	2,015		2,008,216
6.38%, 01/01/26 (c) (p)	2,730		2,693,495
6.50%, 01/01/29 (c) (p)	4,750		4,639,444
Florida Development Finance Corp., Waste Pro USA, Inc. Project (RB) 5.00%, 05/31/22 (c)	500		515,127
Hillsborough County Aviation Authority, Florida Tampa International Airport Subordinated Revenue Refunding Bonds, Series A (Amt) (RB) 5.00%, 10/01/23 (c)	500		518,092
JEA Electric System, Series Three B (RB) 5.00%, 10/01/27 (c)	110		122,833
Miami-Dade County Industrial Development Authority, NCCD-Biscayne Properties LLC Project, Series A (RB) 5.00%, 06/01/25 (c)	315		321,192
Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
5.00%, 10/01/23	250		258,658
5.00%, 10/01/24	250		261,264
Northern Palm Beach County Improvement District, Unit of Development No. 2C (SA) 4.50%, 08/01/24	125		126,715
Orlando-Orange County Expressway Authority, Series A (RB) 5.00%, 07/01/23 (c)	500		516,837
	Par
	(000’s	)	Value
Florida (continued)
Polk Country Industrial Development Authority, Florida Industrial Development (RB) 5.88%, 01/01/33	$2,000		$2,131,185
School Board of Miami-Dade County, Series D (CP) 5.00%, 02/01/26 (c)	120		128,477
School District of Broward County, Series B (CP) 5.00%, 07/01/27 (c)	315		344,913
School District of St. Lucie County, Sales Tax (RB) (AGM) 5.00%, 10/01/25	250		268,727
State of Florida Department of Transportation, Federal Highway, Series A (RB) (SAW) 5.00%, 07/01/23	1,000		1,032,622
Village Community Development District No. 12 (SA) (SAW) 3.80%, 05/01/28	475		473,098
Village Community Development District No. 13 (SA)
2.62%, 05/01/24	370		364,308
3.00%, 05/01/29	245		232,253
			25,460,555
Georgia: 1.4%
Atlanta Development Authorities Senior Health Care Facilities, Proton Treatment Center Project, Series A-1 (RB) 6.00%, 01/01/23	250		132,500
Burke County Development Authority, Georgia Power Company Plant Vogtle Project (RB)
2.25%, 05/25/23 (p)	250		248,423
2.92%, 03/12/24 (p)	250		249,275
Burke County Development Authority, Georgia Power Company Plant Vogtle Project, Series E (RB) 3.25%, 02/03/25 (p)	1,000		1,010,441
Floyd County Development Authority, The Spires at Berry College Project, Series A (RB) (SBG) 5.50%, 12/01/24 (c)	250		240,259
George L Smith II Congress Center Authority, Convention Center Hotel, First Ties, Series A (RB) 2.38%, 01/01/31	1,500		1,320,057

See Notes to Financial Statements

132

	Par
	(000’s	)	Value
Georgia (continued)
Georgia Local Government, Grantor Trust, Series A (CP) (NATL) 4.75%, 06/01/28	$380		$400,020
Georgia State Road and Tollway Authority (RB)
5.00%, 06/01/25	300		322,334
5.00%, 06/01/28	250		280,962
Main Street Natural Gas, Inc., Series A-1 (RB)
5.50%, 09/15/23	130		134,771
5.50%, 09/15/25	135		144,498
Main Street Natural Gas, Inc., Series C (RB) 4.00%, 09/01/26 (c) (p)	1,000		1,019,648
Marietta Development Authority, University Facilities, Life University, Inc. Project, Series A (RB) 5.00%, 11/01/27	250		261,738
White County Development Authority, Truett McConnell University Project, Series A (RB) 5.00%, 10/01/26 (c)	250		244,095
			6,009,021
Guam: 1.1%
Government Of Guam Business Privilege Tax Refunding Bonds Series F (Tax-Exempt Forward Delivery) (RB)
5.00%, 01/01/30	1,000		1,064,232
5.00%, 01/01/31	1,000		1,066,568
Guam Government, Business Privilege Tax, Series D (RB) 5.00%, 11/15/25 (c)	360		382,598
Guam Government, Department of Education, John F. Kennedy High School Refunding and Energy Efficiency Project, Series A (CP) 3.62%, 02/01/25	250		246,179
Guam Government, Hotel Occupancy Tax, Series A (RB) 5.00%, 11/01/28	250		265,302
Guam Government, Series A (RB) 5.00%, 12/01/24	1,000		1,052,320
Guam Government, Waterworks Authority, Water and Wastewater System (RB) 5.50%, 07/01/23 (c)	500		518,516
			4,595,715
	Par
	(000’s	)	Value
Hawaii: 0.4%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Company, Inc., Series A (RB) 3.10%, 05/01/26	$1,500		$1,486,031
State of Hawaii, Department of Transportation, United Airlines, Inc. (RB) 5.62%, 05/31/22 (c)	295		295,129
			1,781,160
Illinois: 15.7%
Chicago Board of Education, Series A (GO)
5.00%, 12/01/29	1,000		1,067,887
5.00%, 12/01/29 (c)	1,000		1,064,113
5.00%, 12/01/30 (c)	2,000		2,116,304
7.00%, 12/01/25 (c)	200		224,455
Chicago Board of Education, Series A (GO) (AGM)
5.00%, 12/01/28 (c)	200		221,170
5.00%, 12/01/28 (c)	250		265,356
Chicago Board of Education, Series A (GO) (AMBAC) 5.50%, 12/01/26	230		253,251
Chicago Board of Education, Series A (GO) (NATL)
0.00%, 12/01/24 ^	310		284,711
0.00%, 12/01/26 ^	310		263,725
0.00%, 12/01/28 ^	795		621,128
Chicago Board of Education, Series B (GO)
5.00%, 12/01/29 (c)	2,000		2,119,641
5.00%, 12/01/29 (c)	1,950		2,063,368
5.00%, 12/01/29 (c)	1,250		1,329,831
5.00%, 12/01/30 (c)	3,000		3,184,590
5.00%, 12/01/30	2,000		2,140,399
Chicago Board of Education, Series B-1 (GO) (NATL) 0.00%, 12/01/23 ^	350		333,534
Chicago Board of Education, Series C (GO) 5.00%, 12/01/27	500		533,307
Chicago Midway International Airport, Series A (RB) (AGM) 5.00%, 01/01/24 (c)	750		769,716
Chicago Midway International Airport, Series B (RB) 5.00%, 01/01/24 (c)	260		269,368
Chicago O’Hare International Airport, Series B (RB)
4.00%, 05/31/22 (c)	300		300,513
5.00%, 01/01/25 (c)	190		199,569
5.00%, 01/01/25 (c)	105		110,701
Chicago School Reform Board of Trustees, Series A (GO) (NATL) 0.00%, 12/01/29 ^	575		429,667

See Notes to Financial Statements

133

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Illinois (continued)
Chicago School Reform Board of Trustees, Series B-1 (GO) (NATL)
0.00%, 12/01/24 ^	$515		$472,987
0.00%, 12/01/25 ^	560		495,261
0.00%, 12/01/26 ^	490		416,856
0.00%, 12/01/28 ^	1,515		1,183,659
0.00%, 12/01/29 ^	585		437,139
0.00%, 12/01/30 ^	190		135,445
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB)
5.00%, 06/01/24	115		119,734
5.00%, 06/01/25	1,000		1,057,984
5.00%, 06/01/26	535		574,587
Chicago Transit Authority, Federal Transit Administration Section 5337 Urbanized Area Formula (RB) 5.00%, 06/01/25	1,000		1,063,437
City Of Chicago, Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series B (Non-Amt) (Il) (RB) 5.00%, 01/01/25 (c)	295		308,701
City of Chicago, Neighborhoods Alive 21 Program, Series B (GO)
5.00%, 01/01/25	280		293,342
5.25%, 01/01/25 (c)	350		367,783
City of Chicago, Series A (GO)
5.00%, 01/01/24 (c)	715		736,681
5.00%, 01/01/30	500		537,753
5.25%, 01/01/24 (c)	180		186,064
5.25%, 01/01/24 (c)	270		279,168
City of Chicago, Series C (GO)
5.00%, 01/01/24	400		413,424
5.00%, 01/01/25	1,090		1,141,938
City of Chicago, Water Revenue, Second Lien (RB)
5.00%, 11/01/22 (c)	100		101,378
5.00%, 11/01/24 (c)	270		282,935
5.00%, 11/01/24 (c)	150		157,444
5.00%, 11/01/24 (c)	100		104,619
City of Chicago, Water Revenue, Second Lien, Series A-1 (RB) 5.00%, 11/01/26 (c)	100		109,415
Cook County Community College District No. 508 (GO) 5.25%, 12/01/23 (c)	240		246,709
County of Cook, Series A (GO) 5.00%, 11/15/26 (c)	500		544,951
	Par
	(000’s	)	Value
Illinois (continued)
Illinois Finance Authority Charter School Revenue Bonds (Social Bonds - A.I.M. (Art In Motion) Project), Series A (Il) (RB) 4.00%, 07/01/31	$1,000		$877,304
Illinois Finance Authority, Admiral Lake Project (RB) 5.00%, 05/15/24 (c)	500		462,343
Illinois Finance Authority, Friendship Village of Schaumburg (RB) 5.00%, 02/15/27	1,190		863,614
Illinois Finance Authority, Lutheran Life Communities Obligated Group, Series A (RB) 5.00%, 11/01/26 (c)	250		262,569
Illinois Finance Authority, Roosevelt University (RB) 5.40%, 05/31/22 (c)	100		100,060
Illinois Finance Authority, Three Crowns Park (RB) 4.00%, 02/15/24 (c)	250		251,401
Illinois Municipal Electric Agency Power Supply System Revenue Refunding Bonds, Series A (Il) (RB) 5.00%, 08/01/25 (c)	785		842,733
Illinois Sports Facilities Authority (RB)
5.00%, 06/15/28	395		415,405
5.00%, 06/15/29	545		574,242
Illinois Sports Facilities Authority (RB) (AMBAC) 0.00%, 06/15/26 ^	260		224,866
Illinois St G.O. Bds (Il)* (GO) (NATL) 6.00%, 11/01/26	2,000		2,222,576
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB) (NATL) 0.00%, 12/15/24 ^	130		118,743
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB)
5.00%, 12/15/27 (c)	500		537,133
5.00%, 06/15/22 (c)	110		110,442
5.00%, 06/15/22 (c)	1,235		1,239,964
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) (NATL) 0.00%, 06/15/28 ^	115		91,000
Northern Illinois Municipal Power Agency, Series A (RB) 5.00%, 12/01/26 (c)	330		362,577

See Notes to Financial Statements

134

	Par
	(000’s	)	Value
Illinois (continued)
State of Illinois (GO)
3.50%, 06/01/26 (c)	$1,645		$1,582,865
3.50%, 06/01/26 (c)	350		340,371
4.00%, 05/31/22 (c)	290		290,478
4.00%, 08/01/22 (c)	185		186,006
4.12%, 11/01/26 (c)	100		100,960
4.12%, 05/31/22 (c)	300		300,492
5.00%, 01/01/26	200		212,620
5.00%, 11/01/24	705		738,817
5.00%, 12/01/25	1,315		1,396,673
5.00%, 02/01/24	500		518,579
5.00%, 02/01/24 (c)	150		155,029
5.00%, 02/01/24	120		124,459
5.00%, 02/01/26	515		548,004
5.00%, 02/01/27	500		537,250
5.00%, 02/01/27 (c)	600		638,188
5.00%, 05/01/24 (c)	100		103,579
5.00%, 05/31/22 (c)	445		446,210
5.00%, 06/01/26	100		106,788
5.00%, 06/01/26 (c)	455		484,408
5.00%, 08/01/22 (c)	920		928,437
5.00%, 08/01/23	700		720,120
5.25%, 07/01/23 (c)	275		282,546
5.50%, 07/01/23 (c)	270		278,496
5.50%, 07/01/23 (c)	500		515,631
5.50%, 07/01/23 (c)	60		61,879
State Of Illinois Build Illinois Bonds (Sales Tax Revenue Bonds), Junior Obligation Series A Of September (Il) (RB) (BAM) 4.00%, 06/15/30	1,000		1,041,363
State Of Illinois General Obligation Refunding Bonds Series Of September B (Il) (GO) 5.00%, 10/01/28 (c)	1,000		1,060,268
State of Illinois Sales Tax (RB)
4.00%, 06/15/26 (c)	810		824,176
5.00%, 06/15/23	525		538,036
5.00%, 06/15/23 (c)	285		292,154
5.00%, 06/15/23 (c)	190		194,996
5.00%, 06/15/26	235		250,151
5.00%, 06/15/31	1,000		1,095,440
State of Illinois Sales Tax (RB) (BAM) 3.00%, 06/15/31 (c)	500		433,588
State of Illinois, Series A (GO)
4.00%, 05/31/22 (c)	100		100,151
4.00%, 05/31/22 (c)	100		100,165
4.00%, 05/31/22 (c)	170		170,307
5.00%, 10/01/28	500		542,125
5.00%, 03/01/29	500		542,961
5.00%, 03/01/30	500		544,650
State of Illinois, Series B (GO)
4.00%, 10/01/30 (c)	500		500,962
5.00%, 09/01/27	600		647,001
	Par
	(000’s	)	Value
Illinois (continued)
State of Illinois, Series C (GO) 5.00%, 11/01/27 (c)	$315		$336,491
State of Illinois, Series D (GO)
3.25%, 11/01/26	165		164,282
5.00%, 11/01/25	1,250		1,326,379
5.00%, 11/01/26	1,395		1,495,715
5.00%, 11/01/27 (c)	110		118,182
5.00%, 11/01/27	130		140,344
			65,551,442
Indiana: 0.7%
City of Anderson, Indiana Economic Development, Anderson University (RB) 4.75%, 10/01/22 (c)	290		269,013
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series B (RB) 3.00%, 11/01/30	1,000		898,309
Indiana Finance Authority, United States Steel Corp. Project, Series A (RB) 4.12%, 12/01/26	1,000		1,011,835
The Indianapolis Local Public Improvement Bond Bank Refunding Bonds, Series D (Amt) (Indianapolis Airport Authority Project) (RB) 5.00%, 01/01/29	500		547,247
			2,726,404
Iowa: 1.4%
City of Coralville, Marriott Hotel and Convention Center, Series E (CP) 4.00%, 06/01/24 (c)	945		921,412
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds (Iowa Fertilizer Company Project), Series (RB) 4.00%, 12/01/32 (c) (p)	1,000		998,281
Iowa Finance Authority, Iowa Fertilizer Co. Project (RB) 5.25%, 12/01/23 (c)	500		527,752
Iowa Finance Authority, Northcrest, Inc. Project, Series B (RB) 5.00%, 03/01/24 (c)	350		366,494
Iowa Higher Education Loan Authority, Wartburg College Project (RB) 4.00%, 10/01/25	955		951,660
PEFA, Inc. (RB) 5.00%, 09/01/26 (c) (p)	1,920		2,026,948
			5,792,547
Kansas: 0.1%
City of Goddard, Olympic Park Star Bond Project (RB) 3.60%, 12/01/22 (c)	350		328,854

See Notes to Financial Statements

135

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Kansas (continued)
Kansas Development Finance Authority, Village Shalom Project, Series B (RB) (AGC) 4.00%, 11/15/25	$100		$94,810
			423,664
Kentucky: 0.8%
Commonwealth of Kentucky State Property and Building Commission, Project No. 108, Series B (RB) 5.00%, 08/01/26	140		152,563
Commonwealth of Kentucky State Property and Building Commission, Project No. 112, Series B (RB) 5.00%, 11/01/26 (c)	325		355,597
Commonwealth Of Kentucky State Property And Buildings Commission Revenue Refunding Bonds, Project No. 112 Series B (RB) 5.00%, 11/01/25	630		678,885
Kentucky Asset Liability Commission Project, Federal Highway Trust, First Series A (RB)
5.00%, 09/01/23	600		622,169
5.25%, 09/01/23	250		260,051
5.25%, 09/01/23 (c)	250		260,084
Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB) 5.00%, 05/15/26	100		102,130
Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) (NATL) 5.00%, 09/01/25 (c)	175		186,097
Kentucky State Property and Building Commission No. 108, Series A (RB) 5.00%, 08/01/25 (c)	140		150,116
Louisville/Jefferson County Metro Government, Kentucky Pollution Control Revenue Bonds, Series A (Louisville Gas And Electric Company Project) (RB) 2.00%, 04/01/31 (c)	500		399,774
			3,167,466
Louisiana: 1.0%
Calcasieu Parish Service District, Lake Charles Memorial Hospital Project (RB) 5.00%, 12/01/27	1,025		1,097,263
	Par
	(000’s	)	Value
Louisiana (continued)
Calcasieu Parish Service District, Lake Charles Memorial Hospital Project (RB) (SBG) 5.00%, 12/01/29	$150		$162,654
City of Alexandria, Series A (RB) 5.00%, 05/01/23 (c)	1,000		1,029,432
City of New Orleans, Water System (RB) 5.00%, 12/01/25 (c)	305		330,789
City of Shreveport, Water and Sewer Revenue, Series C (RB) (BAM) 5.00%, 12/01/26	525		578,731
Louisiana Local Government Environment Facilities and Community Development Authority, St. James Place of Baton Rouge Project, Series A (RB) 5.50%, 11/15/25	600		610,757
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.00%, 07/01/24 (d) *	330		3
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) *	521		5
Parish of St James, Nustar Logistics, LP Project (RB) 6.10%, 06/01/30 (p)	500		568,893
			4,378,527
Maryland: 0.8%
City of Baltimore, East Baltimore Research Park Project, Series A (RB) 4.00%, 09/01/27	200		201,883
City of Baltimore, Harbor Point Project (RB) 4.25%, 06/01/26	150		152,808
County of Frederick, Mount Saint Mary’s University, Series A (RB) 5.00%, 09/01/27	350		361,437
County of Howard, Series A (TA) 4.00%, 02/15/26 (c)	200		199,590
Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 05/31/22 (c)	695		696,531

See Notes to Financial Statements

136

	Par
	(000’s	)	Value
Maryland (continued)
Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA) 3.75%, 01/01/27 (c)	$245		$244,080
Maryland Economic Development Corp., Port Covington Project (TA) 3.25%, 09/01/30	1,000		933,537
Maryland Economic Development Corp., Transportation Facilities, Series A (RB) 5.00%, 06/01/28	425		471,113
			3,260,979
Massachusetts: 0.6%
Collegiate Charter School of Lowell (RB) 5.00%, 06/15/26 (c)	490		502,792
Massachusetts Development Finance Agency, Beth Israel Lahey Health Issue, Series K (RB) 5.00%, 07/01/28	500		552,128
Massachusetts Development Finance Agency, CareGroup Issue, Series I (RB) 5.00%, 07/01/26 (c)	310		335,206
Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB) 4.00%, 10/01/22 (c)	250		263,901
Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/27 (c)	335		360,067
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB) 5.00%, 07/01/26 (c)	100		107,701
Massachusetts Educational Financing Authority (RB) 5.00%, 01/01/25 (c)	275		286,629
			2,408,424
Michigan: 1.5%
City of Detroit, Series A (GO) (SBG) 5.00%, 04/01/31 (c)	500		535,920
Grand Rapids Economic Development Corp., Beacon Hill at Eastgate, Series A (RB) 4.00%, 11/01/24 (c)	250		252,705
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien Bonds, Series C (RB) 5.00%, 07/01/26 (c)	1,000		1,090,735
	Par
	(000’s	)	Value
Michigan (continued)
Great Lakes Water Authority, Water Supply System, Senior Lien, Series C (RB) 5.00%, 07/01/26 (c)	$500		$549,713
Michigan Finance Authority Higher Education, Aquinas College Project (RB) 4.00%, 05/01/31	500		461,397
Michigan Finance Authority Higher Education, Thomas M. Cooley Law School Project (RB) 6.25%, 07/01/24 (c)	1,000		1,020,706
Michigan Finance Authority Hospital, Beaumont Health Credit Group, Series A (RB) 5.00%, 08/01/24 (c)	600		630,983
Michigan Strategic Fund, I-75 Improvement Project (RB) 5.00%, 12/31/28 (c)	155		162,923
Wayne County Airport Authority, Detroit metropolitan Wayne County Airport, Series C (RB) 5.00%, 12/01/27	1,415		1,569,041
			6,274,123
Minnesota: 0.8%
City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/24 (c)	100		97,985
City of Blaine, Senior Housing and Health Facility, Series A (RB) 5.12%, 07/01/25	540		506,307
City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB) 5.25%, 07/01/25 (c)	350		354,340
Duluth Economic Development Authority, Benedictine Health System, Series A (RB) 4.00%, 07/01/26 (c)	1,000		967,860
Housing & Redevelopment Authority of The City of St Paul Minnesota (RB) 5.00%, 07/01/25 (c)	500		533,259
Minneapolis-St Paul Metropolitan Airports Commission, Series A (RB) 5.00%, 01/01/25	640		676,943
Saint Paul Housing and Redevelopment Authority, Series A (RB) 5.00%, 09/01/26	120		122,995
			3,259,689

See Notes to Financial Statements

137

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Missouri: 0.9%
City of St. Ann, Northwest Plaza Redevelopment Project, Series A (TA)
4.00%, 11/01/26	$105		$101,926
4.62%, 11/01/27 (c)	600		587,422
Industrial Development Authority of the City of St. Louis, Series A (RB) 3.88%, 11/15/26 (c)	220		196,181
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Series B (TA) (AMBAC) 4.38%, 02/01/28 (c)	1,915		1,738,319
Maryland Heights Industrial Development Authority, San Louis Community Ice Center Project, Series A (RB) (BAM) 4.38%, 03/15/28 (c)	400		366,599
Plaza at Noah’s Ark Community Improvement District (RB) 3.00%, 05/01/29 (c)	500		461,088
St. Louis County, Industrial Development Authority, Friendship Village St. Louis Obligated Group, Series A (RB) 5.00%, 09/01/25 (c)	500		529,114
			3,980,649
Montana: 0.1%
City of Forsyth, Rosebud County, Montana Pollution Control (RB) 2.00%, 08/01/23	220		218,842
Nebraska: 0.1%
Central Plains Energy Project, Gas Project Crossover, Series A (RB)
5.00%, 09/01/28	100		108,772
5.00%, 09/01/30	125		136,902
			245,674
Nevada: 1.1%
City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 05/31/22 (c)	355		312,744
City of Sparks, Tourism Improvement District No. 1, Legends at Sparks Marina (RB)
2.50%, 06/15/24	345		339,050
2.75%, 06/15/28	1,000		944,945
Clark County School District, Series A (GO) 5.00%, 06/15/24	500		525,335
Clark County School District, Series B (GO) (AGM)
5.00%, 06/15/29 (c)	250		281,276
5.00%, 06/15/29	250		282,224
	Par
	(000’s	)	Value
Nevada (continued)
Clark County School District, Series B (GO) (BAM)
5.00%, 06/15/30 (c)	$500		$567,717
5.00%, 06/15/30	250		285,160
Clark County School District, Series C (GO) 5.00%, 12/15/25 (c)	115		123,538
Clark County, Airport System, Series A-2 (RB) 5.00%, 07/01/24 (c)	100		105,142
Clark County, Nevada Pollution Control, Southern California Edison Company (RB) 2.10%, 06/01/31	5		4,332
State of Nevada, Department of Business and Industry, Fulcrum Sierra Biofuels, LLC Project (RB) 5.88%, 12/15/27	440		462,336
State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB) 4.50%, 12/15/25 (c)	425		432,790
			4,666,589
New Hampshire: 0.1%
National Finance Authority, Covanta Project, Series A (RB) 4.00%, 07/01/23 (c)	250		247,932
New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB) 5.25%, 07/01/24 (c) (d) *	290		145,000
			392,932
New Jersey: 9.7%
Gloucester County, Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	440		456,899
New Jersey Economic Development Authority Water Facilities Refunding Revenue Bonds (New Jersey- American Water Company, Inc. Project) Series B (Non-Amt) (RB) 2.05%, 12/03/29 (p)	1,250		1,140,087
New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
5.12%, 08/20/22 (c)	655		666,011
5.25%, 08/20/22 (c)	2,000		2,029,327
5.75%, 09/15/22 (c)	300		302,492
New Jersey Economic Development Authority, Lions Gate Project (RB) 4.38%, 01/01/24	40		39,976

See Notes to Financial Statements

138

	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB)
4.00%, 07/01/27 (c)	$760		$766,217
5.00%, 07/01/27 (c)	1,000		1,067,295
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	380		394,904
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB)
4.00%, 11/01/25	500		517,320
5.00%, 11/01/25	115		122,776
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	110		120,369
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.50%, 12/15/26 (c)	115		126,563
New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB) 5.50%, 12/15/26 (c)	100		112,941
New Jersey Economic Development Authority, School Facilities Construction, Series N-1 (RB) (NATL) 5.50%, 09/01/23	400		415,775
New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB)
5.00%, 03/01/23 (c)	660		676,417
5.00%, 03/01/23 (c)	1,500		1,528,030
5.00%, 03/01/23 (c)	35		35,649
5.00%, 03/01/23 (c)	455		463,886
5.00%, 03/01/23 (c)	200		203,781
New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB)
5.00%, 06/15/24 (c)	500		526,956
5.00%, 06/15/24 (c)	320		337,252
5.00%, 06/15/24 (c)	340		354,967
New Jersey Economic Development Authority, School Facilities Construction, Series UU (RB)
5.00%, 06/15/24 (c)	340		358,330
5.00%, 06/15/24	430		449,221
	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
4.25%, 06/15/25 (c)	$440		$456,669
4.38%, 06/15/25 (c)	130		135,138
5.00%, 06/15/25 (c)	345		366,064
New Jersey Economic Development Authority, State House Project, Series B (RB) 4.00%, 12/15/28 (c)	750		772,391
New Jersey Economic Development Authority, West Campus Housing, LLC - New Jersey City University Student Housing Project, Series A (RB) 4.12%, 07/01/25 (c)	175		163,715
New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
5.00%, 06/15/24 (c)	145		151,383
5.00%, 06/15/24 (c)	175		182,703
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 10/01/24	315		330,830
New Jersey State Turnpike Authority, Series A (RB) (AGM) 5.25%, 01/01/26	500		549,331
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, Series Bb (RB) 5.00%, 12/15/31 (c)	1,000		1,082,435
New Jersey Transportation Trust Fund Authority, Series A (RB)
0.00%, 12/15/25 ^	120		105,791
0.00%, 12/15/26 ^	360		305,118
0.00%, 12/15/32 ^	5		3,218
5.00%, 12/15/24	500		527,010
5.00%, 12/15/25	500		534,739
5.00%, 12/15/26	1,050		1,136,265
5.00%, 12/15/28	885		970,093
5.00%, 12/15/28 (c)	205		222,716
5.00%, 06/15/24	300		313,410
5.00%, 06/15/26 (c)	500		531,472
5.00%, 06/15/26 (c)	395		421,706
5.00%, 06/15/31	1,100		1,206,990
5.25%, 12/15/23	270		281,072
New Jersey Transportation Trust Fund Authority, Series A-1 (RB)
5.00%, 06/15/23	410		422,378
5.00%, 06/15/26 (c)	110		118,120
5.00%, 06/15/26 (c)	845		915,210

See Notes to Financial Statements

139

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.00%, 06/15/22 (c)	$535		$536,690
5.00%, 12/15/28 (c)	500		541,979
5.00%, 06/15/22 (c)	605		607,612
5.00%, 06/15/22 (c)	205		205,885
5.00%, 06/15/23 (c)	490		502,270
5.00%, 06/15/23	745		767,910
5.00%, 06/15/25 (c)	275		291,452
5.25%, 06/15/25 (c)	1,065		1,129,184
5.25%, 06/15/25 (c)	435		463,845
5.25%, 06/15/25 (c)	100		106,893
5.25%, 06/15/25 (c)	365		388,602
New Jersey Transportation Trust Fund Authority, Series C (RB) (AGM) 0.00%, 12/15/29 ^	290		221,580
New Jersey Transportation Trust Fund Authority, Series D (RB)
5.00%, 12/15/23	735		762,253
5.00%, 12/15/24 (c)	1,380		1,439,509
5.25%, 12/15/23	515		536,119
Newark Housing Port Authority, Marine Terminal Redevelopment Project (RB) (NATL) 5.00%, 01/01/32	120		131,013
Pollution Control Financing Authority, Chambers Project, Series A (RB) 5.00%, 12/01/23	50		51,170
State of New Jersey, COVID-19 Emergency Bond, Series A (GO)
5.00%, 06/01/26	500		539,986
5.00%, 06/01/28	990		1,095,099
State of New Jersey, Covid-19 General Emergency, Series A (GO) 5.00%, 06/01/27	500		547,193
State of New Jersey, Various Purposes (GO)
2.00%, 12/01/29 (c)	2,000		1,735,885
3.00%, 06/01/26	80		80,196
4.00%, 06/01/23 (c)	110		112,188
5.00%, 06/01/27	100		109,439
Tobacco Settlement Financing Corp., Series A (RB)
5.00%, 06/01/23	500		511,390
5.00%, 06/01/28 (c)	150		162,203
5.00%, 06/01/28	655		710,414
5.00%, 06/01/28 (c)	640		689,612
			40,396,979
	Par
	(000’s	)	Value
New Mexico: 0.6%
City Of Farmington, New Mexico Pollution Control Refunding Revenue Bonds (Southern California Edison Company Four Corners Project) Series B (Non-Amt) (RB) 1.80%, 04/01/29	$1,000		$885,904
City Of Farmington, New Mexico Pollution Control Revenue Refunding Bonds, Series B (Public Service Company Of New Mexico San Juan And Four Corners Projects) (RB) 2.15%, 10/01/31 (c)	1,700		1,407,608
New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group, Series C (RB) 2.38%, 05/10/22 (c)	400		391,762
			2,685,274
New York: 10.2%
Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
5.00%, 01/15/27 (c)	100		107,747
5.00%, 01/15/27 (c)	100		107,521
5.00%, 01/15/27 (c)	1,800		1,920,812
5.00%, 07/15/23	1,600		1,643,676
5.00%, 07/15/24	1,750		1,830,755
5.00%, 07/15/26	100		107,587
Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB) 5.00%, 12/31/28	1,235		1,217,064
Build NYC Resource Corporation, New World Preparatory Chapter School Project, Series A (RB) 4.00%, 06/15/31	275		265,598
Build NYC Resource Corporation, Richmond Preparatory Chapter School Project, Series A (RB) 4.00%, 06/01/29 (c)	595		566,606
County of Suffolk, Series A (GO) (AGM) 5.00%, 02/01/26	250		268,211
County of Suffolk, Series B (GO) (AGM) 5.00%, 10/15/26	250		271,049
Dormitory Authority Of The State Of New York Montefiore Obligated Group Revenue Bonds Series A (RB) 5.00%, 09/01/27	1,000		1,054,228

See Notes to Financial Statements

140

	Par
	(000’s	)	Value
New York (continued)
Dormitory Authority Of The State Of New York Montefiore Obligated Group Revenue Bonds, Series A (Tax-Exempt) (RB) 5.00%, 08/01/28 (c)	$1,000		$1,055,655
Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB)
5.00%, 07/01/26 (c)	270		291,801
5.00%, 07/01/26 (c)	275		297,633
Huntington Local Development Corp., Gurwin Independent Housing, Inc., Fountaingate Gardens Project (RB) 4.00%, 07/01/27	1,000		965,087
Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 05/15/26 (c)	250		265,338
Metropolitan Transportation Authority, Series C-1 (RB) 5.00%, 05/15/28 (c)	250		268,955
Metropolitan Transportation Authority, Series D (RB)
5.00%, 11/15/26 (c)	500		533,278
5.00%, 05/15/28 (c)	560		600,823
Metropolitan Transportation Authority, Series D-1 (RB)
5.00%, 11/15/25 (c)	250		264,084
5.00%, 11/15/25 (c)	250		264,940
Monroe County Industrial Development Corp., Rochester regional Health Project, Series A (RB) 5.00%, 12/01/30 (c)	500		562,943
Monroe County Industrial Development Corp., St. Ann’s Community Project (RB) 4.00%, 01/01/26 (c)	1,000		940,592
New York Convention Center Development Corp. (RB) 5.00%, 11/15/25 (c)	500		537,425
New York State Dormitory Authority, Montefiore Medical Center, Series A (RB)
5.00%, 08/01/24	250		257,010
5.00%, 08/01/28 (c)	945		994,669
New York State Dormitory Authority, Montefiore Obligated Group, Series A (RB) 5.00%, 08/01/28 (c)	2,395		2,514,838
	Par
	(000’s	)	Value
New York (continued)
New York State Environmental Facilities Corporation Solid Waste Disposal Revenue Bonds, (Casella Waste Systems, Inc Project) Series (RB) (FHA 542 (C)) 2.75%, 09/02/25 (c) (p)	$600		$589,285
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
2.25%, 08/01/26	1,000		935,438
5.00%, 05/20/22 (c)	2,000		1,977,994
5.00%, 05/20/22 (c)	760		755,643
5.25%, 08/01/30 (c)	940		994,001
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
4.00%, 10/01/30	2,000		1,973,235
5.00%, 01/01/28 (c)	3,255		3,423,319
5.00%, 01/01/28 (c)	785		828,137
5.00%, 01/01/28 (c)	780		825,119
New York Transportation Development Corp., John F. Kennedy International Airport Project (RB) 3.00%, 08/01/31	1,000		927,774
Niagara Area Development Corp., New York Solid Waste Disposal Facility, Series B (RB) 3.50%, 07/01/23 (c)	1,500		1,493,618
Port Authority of New York & New Jersey, Series 184 (RB)
5.00%, 10/15/25 (c)	500		536,642
5.00%, 09/01/24 (c)	250		264,037
5.00%, 09/01/24 (c)	270		284,972
Port Authority of New York & New Jersey, Series 214 (RB) 5.00%, 09/01/29 (c)	250		277,928
Syracuse Industrial Development Agency, Carousel Center Project, Series A (RB)
5.00%, 01/01/26 (c)	1,130		993,808
5.00%, 01/01/26 (c)	750		674,067
The Port Authority Of New York And New Jersey Consolidated Bonds, Two Hundred Twenty - Seventh Series (RB) 3.00%, 10/01/28	550		538,132
Town of Oyster Bay, Public Improvement, Series B (GO) (AGM) 3.25%, 02/01/26 (c)	665		678,968

See Notes to Financial Statements

141

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New York (continued)
Town of Ramapo, Public Improvement, Series A (GO) (FGIC)
4.00%, 05/15/23 (c)	$120		$113,240
4.12%, 05/15/23 (c)	100		93,854
Trust for Cultural Resources of The City of New York, Lincoln Center for the Performing Arts, Inc., Series A (RB) 5.00%, 12/01/30 (c)	1,000		1,130,671
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
5.00%, 06/01/23	1,500		1,496,987
5.00%, 06/01/27	70		75,268
5.00%, 06/01/27 (c)	70		74,966
Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB) 4.00%, 09/15/24 (c)	375		352,745
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) 4.00%, 10/15/29	200		195,956
			42,481,729
North Carolina: 0.6%
North Carolina Eastern Municipal Power Agency, Series B (RB) (NATL) 6.00%, 01/01/25	125		136,209
North Carolina Medical Care Commission, Vedan Health (RB) 5.00%, 06/01/25 (c)	250		268,458
North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 01/01/25	350		367,077
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM) 5.00%, 01/01/29 (c)	500		563,336
North Carolina Turnpike Authority, Triangle Expressway System (RB) (BAM) 5.00%, 02/01/24	1,000		1,038,208
			2,373,288
North Dakota: 0.4%
County of Grand Forks, Red River Biorefinery, LLC Project, Series A (RB) 6.62%, 06/15/26 (c)	3,000		1,843,562
Ohio: 1.8%
American Municipal Power, Inc., Series A (RB) 5.00%, 02/15/29	500		563,934
	Par
	(000’s	)	Value
Ohio (continued)
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
5.00%, 02/15/25	$250		$265,280
5.00%, 02/15/26	50		53,991
5.00%, 02/15/27 (c)	110		119,780
5.00%, 02/15/27	350		383,996
Greater Cincinnati Development Authority, Convention Center Hotel Acquisition and Demolition Project, Series A (RB) 3.00%, 05/31/22 (c)	2,000		1,989,225
Ohio Air Quality Development Authority Revenue Refunding Bonds (American Electric Company Project) Series A (Non-Amt) (RB) 2.40%, 10/01/29 (c) (p)	500		465,209
Ohio Air Quality Development Authority State Of Ohio Air Quality Revenue Bonds (Ohio Valley Electric Corporation Project) Series B (RB) 1.38%, 11/01/24 (p)	1,000		946,853
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB) 3.25%, 09/01/29	2,000		1,862,175
Southern Ohio Port Authority, Purecycle Project, Series B (RB) (AGM) 10.00%, 12/01/26 (c)	1,000		1,026,462
			7,676,905
Oklahoma: 0.8%
Comanche County Hospital Authority, Series A (RB) 5.00%, 07/01/22 (c)	525		528,138
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
5.00%, 08/15/26	1,000		1,040,671
5.00%, 08/15/27	250		261,550
Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/25 (c) (p)	1,500		1,543,424
			3,373,783
Oregon: 0.1%
Oregon State Business Development Commission, Red Rock Biofuels LLC Clean Energy Project (RB) 11.50%, 04/01/26 (c) (d) *	500		30,000

See Notes to Financial Statements

142

	Par
	(000’s	)	Value
Oregon (continued)
Yamhill County Hospital Authority, Friendsview Retirement Community Oregon, Series A (RB) 5.00%, 11/15/24 (c)	$325		$327,482
			357,482
Pennsylvania: 4.9%
Allegheny County Industrial Development Authority, United States Steel Corp. Project (RB) 4.88%, 11/01/24	500		515,199
Allentown Neighborhood Improvement Zone Development Authority (RB)
5.00%, 05/01/23	355		361,679
5.00%, 05/01/27	1,250		1,334,566
5.00%, 05/01/28	875		936,508
5.00%, 05/01/28	1,895		2,023,206
Berks County Industrial Development Authority, Tower Health Project (RB)
4.00%, 11/01/27 (c)	200		192,791
5.00%, 11/01/24	1,000		1,026,322
5.00%, 11/01/25	1,000		1,034,291
5.00%, 11/01/26	400		416,500
Berks County Municipal Authority, Tower Health Project, Series A (RB)
5.00%, 02/01/30	800		842,347
5.00%, 02/01/31	425		448,261
Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 02/01/27 (c) (p)	1,500		1,530,773
Berks County Municipal Authority, Tower Health Project, Series B-3 (RB) 5.00%, 02/01/30 (c) (p)	500		510,481
City of Philadelphia, Gas Works, Series 13 (RB) 5.00%, 08/01/25	80		86,039
Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB) 5.00%, 06/01/23	500		513,244
Dauphin County General Authority University, Harrisburg University of Science and Technology Project (RB)
4.25%, 10/15/26	500		500,957
5.00%, 10/15/27	250		257,246
5.00%, 10/15/28 (c)	500		515,543
Doylestown Hospital Authority, Series A (RB) (SBG) 5.00%, 07/01/23 (c)	250		255,349
	Par
	(000’s	)	Value
Pennsylvania (continued)
Fulton County Industrial Development Authority, The Fulton County Medical Center Project (RB) 4.00%, 07/01/26 (c)	$580		$576,977
Geisinger Authority Health System, Series C (RB) 5.00%, 04/01/30 (c) (p)	1,000		1,119,807
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB) 4.00%, 01/01/25	1,055		1,055,293
Pennsylvania Economic Development Financing Authority, The Pennsylvania Rapid Bridge Replacement Project (RB)
5.00%, 12/31/23	125		130,479
5.00%, 06/30/26	130		138,568
Pennsylvania Turnpike Commission, Series A-2 (RB) 5.00%, 06/01/26 (c)	100		107,917
Pennsylvania Turnpike Commission, Series E (RB) 6.00%, 12/01/27 (c)	645		750,042
Philadelphia Authority For Industrial Development (Philadelphia Electrical And Technology Charter School Project) Charter School Revenue Bonds, Series A (RB) 4.00%, 06/01/31	575		565,101
Philadelphia Gas Works Co., Fourteenth Series (RB) 5.00%, 10/01/26	100		108,704
State Public School Building Authority, The School District of Philadelphia Project, Series A (RB) (SAW) 5.00%, 12/01/26 (c)	200		218,751
Susquehanna Area Regional Airport Authority, Series A (RB) 5.00%, 01/01/23 (c)	500		507,178
The Hospitals and Higher Education, Facilities Authority of Philadelphia (RB)
5.00%, 07/01/26	115		123,046
5.00%, 07/01/27 (c)	275		294,865
Westmoreland County Industrial Development Authority Health System Revenue Bonds Tax-Exempt Series A (Excela Health Project) (RB) 5.00%, 07/01/29	1,450		1,635,708
			20,633,738

See Notes to Financial Statements

143

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Puerto Rico: 4.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A (RB)
5.00%, 07/01/30	$3,000		$3,227,683
5.25%, 07/01/22 (c)	485		487,894
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series B (RB) 5.00%, 07/01/28	1,000		1,066,122
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB) 6.12%, 07/01/24	600		620,448
Puerto Rico Commonwealth, Series A-1 (GO) (BAM-TCRS) 4.00%, 07/01/31 (c)	2,000		1,859,602
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Ref Bds B* (RB) 5.00%, 07/01/31 (c)	2,000		2,131,051
Puerto Rico Comwlth Go Restructured Bds A-1* (GO) (BAM-TCRS) 5.75%, 07/01/31	2,000		2,189,009
Puerto Rico Electric Power Authority, Series UU (RB) (AGM) 5.00%, 05/31/22 (c)	250		254,468
Puerto Rico Highway & Transportation Authority, Series CC (RB) (AGM) 5.25%, 07/01/32	1,105		1,155,769
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, AES Puerto Rico Project (RB) 6.62%, 05/31/22 (c)	100		103,371
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Ana G. Mendez University System Project (RB) 5.00%, 05/31/22 (c)	165		165,785
Puerto Rico Municipal Finance Agency, Series A (RB) (AGM) 5.00%, 05/31/22 (c)	780		790,713
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) 0.00%, 07/01/28 (c) ^	2,000		1,486,732
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AGM) 0.00%, 07/01/28 (c) ^	1,308		1,046,859
			16,585,506
	Par
	(000’s	)	Value
Rhode Island: 0.6%
Rhode Island Commerce Corp., Department of Transportation, Series A (RB)
5.00%, 05/15/30 (c)	$900		$1,008,061
5.00%, 05/15/30 (c)	250		278,904
Rhode Island Commerce Corp., Department of Transportation, Series B (RB) 5.00%, 06/15/26	155		167,993
Rhode Island Health and Educational Building Corp., Care New England Issue, Series B (RB) 5.00%, 09/01/26 (c)	1,000		1,053,325
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/23	115		117,751
			2,626,034
South Carolina: 0.8%
South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB) 5.00%, 12/15/26 (c)	400		418,891
South Carolina Jobs-Economic Development Authority, Solid Waste Disposal, Series A (RB)
5.25%, 07/01/25 (c)	755		808,291
6.00%, 06/01/28 (c)	1,000		904,266
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB) 4.00%, 11/15/24 (c)	360		352,126
South Carolina Public Service Authority, Series A (RB)
5.00%, 06/01/25 (c)	290		309,010
5.00%, 06/01/26 (c)	525		563,080
			3,355,664
Tennessee: 1.0%
Blount County, Health and Educational Facilities Board, Series A (RB) 5.00%, 01/01/25 (c)	500		418,828
Memphis-Shelby County Industrial Development Board, Graceland Project, Series A (TA) 4.75%, 07/01/27	195		169,650
Tennergy Corporation Gas Supply Revenue Bonds Series A (RB) 4.00%, 09/01/28 (c) (p)	1,750		1,780,010
Tennessee Energy Acquisition Corp Gas Rev Gas Rev Bds A* (RB) 5.25%, 09/01/26	525		559,202

See Notes to Financial Statements

144

	Par
	(000’s	)	Value
Tennessee (continued)
Tennessee Energy Acquisition Corp., Commodity Project, Series A (RB) 5.00%, 11/01/31 (c) (p)	$1,000		$1,088,232
			4,015,922
Texas: 7.0%
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB)
5.00%, 01/01/27 (c)	1,200		1,245,064
5.00%, 01/01/27 (c)	1,155		1,202,377
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) (SAW) 5.00%, 01/01/26	250		260,351
Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series A (RB) 5.00%, 01/01/27 (c)	500		501,474
Board of Regents of the University of Texas System, Series A (RB) (AGM) 5.00%, 08/15/29 (c)	50		57,044
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Series A (RB) 3.62%, 07/01/24 (c)	2,465		2,401,199
Central Texas Regional Mobility Authority, Series B (RB) 5.00%, 01/01/31 (c)	750		830,751
Central Texas Regional Mobility Authority, Series C (RB) 5.00%, 01/01/26 (c)	2,000		2,119,278
Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	120		125,342
City of Austin, Airport System (RB) 5.00%, 11/15/24 (c)	395		411,428
City of Houston, Airport System, Series C (RB) 5.00%, 07/01/27	180		194,410
City of Houston, Airport System, United Airlines, Inc. Airport Improvement Projects, Series C (RB) 5.00%, 07/15/27	1,000		1,060,313
City of Houston, Airport System, United Airlines, Inc. Terminal E Project (RB) 5.00%, 07/01/24 (c)	250		256,994
City of Houston, Airport System, United Airlines, Inc. Terminal E Project, Series A (RB) 5.00%, 07/01/27	250		265,014
	Par
	(000’s	)	Value
Texas (continued)
City of Houston, Continental Airlines, Inc., Terminal Improvement Projects (RB) 6.50%, 05/31/22 (c)	$200		$200,811
City Of Houston, Texas Airport System Special Facilities Revenue Refunding Bonds (United Airlines, Inc. Terminal Improvement Projects), Series B-2 (Amt) (RB) 5.00%, 07/15/27	1,750		1,855,548
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
4.75%, 07/01/24	655		666,728
5.00%, 07/15/28	1,500		1,591,548
Clifton Higher Education Finance Corp., Series A (RB)
4.62%, 08/15/25	80		82,219
5.12%, 08/15/25 (c)	200		210,368
6.00%, 03/01/24 (c)	1,345		1,404,930
Clifton Higher Education Finance Corp., Series D (RB) 5.25%, 08/15/25 (c)	500		532,967
Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	335		334,953
Harris County, Houston Sports Authority, Junior Lien, Series H (RB) (NATL) 0.00%, 11/15/29 ^	315		229,471
Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB)
5.00%, 05/15/25 (c)	335		358,094
5.00%, 05/15/29 (c)	200		223,223
Matagorda County District No. 1, Pollution Control, Series B (RB) (AMBAC) 4.55%, 05/01/30	105		111,385
Matagorda County Navigation District No. 1, Series A (RB) (AMBAC) 4.40%, 05/01/30	1,035		1,096,095
Matagorda County Navigation District No. 1, Series A (RB) (BAM) 2.60%, 11/01/29	2,000		1,857,468
Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB) (NATL) 5.00%, 02/15/26 (c) (d) *	300		234,000

See Notes to Financial Statements

145

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 4.00%, 07/01/24 (c)	$1,000		$926,894
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Series A (RB) 4.00%, 08/15/25 (c)	1,000		985,391
New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 02/15/23 (c)	225		231,700
New Hope Cultural Education Facilities Finance Corp., MRC Crestview Project (RB) 5.00%, 11/15/24 (c)	850		916,655
New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
5.00%, 07/01/23	100		95,000
5.00%, 07/01/24	100		95,000
North Texas Tollway Authority, First Tier, Series D (RB) (AGC) 0.00%, 01/01/29 ^	405		323,921
North Texas Tollway Authority, Second Tier, Series B (RB) 5.00%, 01/01/26 (c)	185		199,083
Port Beaumont Navigation District, Texas Dock & Wharf Facility, Series A (RB) 2.62%, 07/01/23 (c)	550		479,576
SA Energy Acquisition Public Facility Corp. (RB)
5.50%, 08/01/24	55		58,090
5.50%, 08/01/25	125		134,469
5.50%, 08/01/27	110		122,085
Tarrant County Cultural Education Facilities Finance Corp., MRC Stevenson Oaks Project, Series A (RB) 6.25%, 11/15/27 (c)	250		265,271
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility (RB) 4.00%, 05/15/24 (c)	225		226,302
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, Series A (RB) 6.00%, 05/15/27 (c)	500		522,324
Texas Municipal Gas Acquisition & Supply Corp. III (RB)
5.00%, 12/15/28	350		374,573
5.00%, 12/15/32	1,015		1,103,534
	Par
	(000’s	)	Value
Texas (continued)
Texas Municipal Gas Acquisition and Supply Corp. I, Senior Lien, Series A (RB)
5.25%, 12/15/23	$15		$15,569
5.25%, 12/15/24	60		63,152
5.25%, 12/15/25	100		106,786
			29,166,222
Utah: 0.4%
Salt Lake City, Utah Salt Lake City International Airport Airport Revenue Bonds, Series A (Amt) (RB) 5.00%, 07/01/31	500		553,344
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds (The Freedom Academy Foundation Project) Series (RB) 4.50%, 06/15/27	1,000		1,011,956
			1,565,300
Virgin Islands: 0.8%
Matching Fund Special Purpose Securitization Corp., Virgin Island, Series A (RB) 5.00%, 10/01/32	1,000		1,045,392
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series C (RB)
5.00%, 10/01/24 (c)	1,000		986,668
5.00%, 10/01/24	300		300,628
Virgin Islands Water & Power Authority, Series B (RB)
5.00%, 05/31/22 (c)	620		588,314
5.00%, 05/31/22 (c)	75		73,040
5.00%, 05/31/22 (c)	150		148,152
5.00%, 05/31/22 (c)	55		52,996
			3,195,190
Virginia: 1.3%
Amherst Industrial Development Authority (RB) 4.75%, 05/31/22 (c)	140		128,476
Chesapeake Bay Bridge and Tunnel District, First Tier (RB) 5.00%, 11/01/23	500		516,422
Peninsula Town Center Community Development Authority (RB) 4.50%, 09/01/27 (c)	325		319,019
Roanoke County Economic Development Authority, Series A (RB) 4.75%, 09/01/26 (c)	1,835		1,574,779
Roanoke Economic Development Authority, Residential Care Facility (RB) 4.30%, 09/01/27 (c)	1,525		1,239,786

See Notes to Financial Statements

146

	Par
	(000’s	)	Value
Virginia (continued)
Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/25 (c)	$710		$725,483
Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB) 5.00%, 01/01/32 (c)	1,000		1,099,178
			5,603,143
Washington: 1.9%
King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (RB) 5.00%, 12/01/25	140		141,453
Klickitat County Public Hospital District No 2 (RB) 4.00%, 12/01/27	880		829,272
Washington Health Care Facilities Authority, CommonSpirit Health, Series B-2 (RB) 5.00%, 08/01/25 (c) (p)	480		506,376
Washington State Convention Center Public Facilities District (RB) 4.00%, 07/01/31	2,250		2,177,588
Washington State Convention Center Public Facilities District, Series B (RB) 4.00%, 07/01/31 (c)	250		243,627
Washington State Convention Center Public Facilities District, Series B (RB) (AGM) 4.00%, 07/01/31 (c)	1,000		981,159
Washington State Housing Finance Commission Nonprofit Housing Revenue Bonds (Rockwood Retirement Communities Project) Series A Tax Exempt Fixed Rate Bonds (RB) 5.00%, 01/01/26 (c)	1,100		1,052,765
Washington State Housing Finance Commission, Herons Key Senior Living, Series A (RB) 6.00%, 07/01/25	985		1,023,895
Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
3.75%, 07/01/26	250		246,673
4.00%, 01/01/25 (c)	500		496,449
5.00%, 01/01/25 (c)	365		368,600
	Par
	(000’s	)	Value
Washington (continued)
Washington State Housing Finance Commission, Transforming Age Projects, Series B (RB) 2.38%, 05/31/22 (c)	$100		$94,973
			8,162,830
West Virginia: 0.3%
County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA)
3.00%, 06/01/22 (c)	415		407,688
4.75%, 06/01/22 (c)	680		680,150
West Virginia Hospital Finance Authority, West Virginia University Health System Obligated Group, Series A (RB) 5.00%, 06/01/26	150		161,756
			1,249,594
Wisconsin: 2.0%
Public Finance Authority, American Dream at Meadowlands Project, Series A (RB) 6.75%, 08/01/31	1,275		1,180,393
Public Finance Authority, Celanese Corp., Series C (RB) 4.30%, 05/01/26 (c)	1,000		1,027,326
Public Finance Authority, Friends Homes (RB) 4.00%, 09/01/24	165		167,721
Public Finance Authority, Friends Homes (RB) (SAW) 4.00%, 09/01/26 (c)	500		506,003
Public Finance Authority, Living Community First Mortgage (RB) 4.25%, 05/01/27 (c)	480		415,904
Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB) 4.10%, 06/15/26	600		569,187
Public Finance Authority, Penick Village (RB) 4.00%, 09/01/26 (c)	545		507,745
Public Finance Authority, Phoenix Academy Project, Series A (RB) 5.00%, 06/15/24 (c)	250		244,258
Public Finance Authority, Prime Healthcare Foundation, Inc., Series A (RB) 5.00%, 12/01/27	1,765		1,839,755
Public Finance Authority, Waste Management, Inc. Project, Series A-1 (RB) 2.62%, 11/01/25	1,050		1,021,036

See Notes to Financial Statements

147

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Wisconsin (continued)
Public Finance Authority, Wisconsin Hotel Revenue Bonds (Grand Hyatt San Antonio Hotel Acquisition Project) Senior Lien Series A (RB) 3.75%, 02/01/32	$850		$803,510
	Par
	(000’s	)	Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority, American Baptist Homes of the Midwest (RB)
3.50%, 08/01/22	$25		$24,922
5.00%, 08/01/24 (c)	250		248,389
			8,556,149
Total Municipal Bonds: 98.0% (Cost: $441,388,890)			410,085,348
Other assets less liabilities: 2.0%			8,178,945
NET ASSETS: 100.0%			$418,264,293

Definitions:
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
TA	Tax Allocation

Footnotes:
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
*	Non-income producing
^	Zero Coupon Bond

See Notes to Financial Statements

148

	% of
Summary of Investments by Sector	Investments	Value
Airport	0.4%	$1,646,208
Education	1.7	7,120,039
Health	7.0	28,773,079
Hospitals	8.9	36,313,372
Industrial Development Revenue	13.9	56,903,268
Industrial Revenue	3.2	13,071,062
Leasing COPS & Appropriations	9.9	40,672,703
Local GO	8.9	36,433,435
Misc	2.6	10,724,919
Multi-Family Housing	0.1	470,466
Pollution Control	1.5	6,184,232
Power	3.8	15,698,296
Refunded	1.9	7,848,402
State	0.3	1,060,268
State GO	7.0	28,707,584
Tax	10.8	44,251,416
Tobacco	1.1	4,351,835
Toll & Turnpike	2.3	9,232,850
Transportation	9.5	39,139,141
Utilities - Other	2.1	8,628,985
Water & Sewer	3.1	12,853,788
	100.0%	$410,085,348

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$410,085,348	$—	$410,085,348

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

149

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.3%
Alabama: 2.9%
Alabama Federal Aid Highway Finance Authority, Series A (RB) 5.00%, 09/01/27 (c)	$500		$560,305
Alabama Federal Aid Highway Finance Authority, Series B (RB) 5.00%, 09/01/23	125		129,635
Black Belt Energy Gas District, Series A (RB) 4.00%, 06/01/25	255		259,487
Black Belt Energy Gas District, Series A (RB) (SAW)
4.00%, 12/01/23 (c) (p)	470		475,747
5.00%, 12/01/23	860		884,982
Black Belt Energy Gas District, Series C-1 (RB) 4.00%, 12/01/26 (c) (p)	1,000		1,016,715
County of Jefferson, Series A (GO)
5.00%, 04/01/24	290		303,766
5.00%, 04/01/25	340		363,390
Industrial Development Board of the City of Mobile, Alabama Power Company Barry Plant Project, Series A (RB) 1.00%, 06/26/25 (p)	1,500		1,412,888
Jefferson County (RB) 5.00%, 09/15/22	375		379,586
Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 12/01/25 (c) (p)	1,500		1,529,246
Southeast Alabama Gas Supply District, Series A (RB) 4.00%, 06/01/24 (c) (p)	250		253,645
Tuscaloosa City Board of Education (RB)
5.00%, 08/01/26 (c)	1,055		1,163,023
5.00%, 08/01/26 (c)	825		909,473
			9,641,888
Arizona: 1.4%
City of Phoenix Civic Improvement Corp., Junior Lien Airport, Series D (RB) 5.00%, 07/01/23	250		257,805
City of Phoenix Civic Improvement Corp., Senior Lien Airport, Series B (RB) 5.00%, 07/01/24	200		210,284
City of Tucson, Water System (RB) 5.00%, 07/01/25	450		484,744
Gilbert Water Resource Municipal Property Corp. (RB) 5.00%, 07/01/25	400		431,517
	Par (000’s	)	Value
Arizona (continued)
Maricopa County Industrial Development Authority, Banner Health, Series A (RB) 5.00%, 01/01/26	$700		$753,286
Maricopa County Special Health Care District, Series C (GO) 5.00%, 07/01/24	250		262,908
Pima County (GO) 4.00%, 07/01/23	310		316,974
Salt River Project Agricultural Improvement & Power District, Series A (RB)
5.00%, 01/01/26	500		544,061
5.00%, 01/01/27	500		553,790
State of Arizona (RB)
5.00%, 07/01/23	500		516,837
5.00%, 07/01/26	305		335,072
			4,667,278
California: 14.0%
Anaheim Housing and Public Improvements Authority, Series B (RB) 5.00%, 04/01/23 (c)	250		256,996
Bay Area Toll Authority (RB) 2.95%, 04/01/26 (c) (p)	1,205		1,191,478
Bay Area Toll Authority, Series B (RB) 2.85%, 04/01/25 (c) (p)	395		390,931
Bay Area Toll Authority, Series G (RB) 2.00%, 04/01/24 (c) (p)	725		716,399
California Health Facilities Financing Authority Revenue Bonds, Series C (Providence St. Joseph Health) Term Rate Bonds (RB) 5.00%, 10/01/25 (p)	585		622,527
California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-2 (RB) 4.00%, 10/01/24 (c) (p)	500		516,883
California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-3 (RB) 2.00%, 10/01/25 (c) (p)	335		327,871
California Infrastructure And Economic Development Bank Refunding Revenue Bonds (The J. Paul Getty Trust), Series B Consisting Of Series B-2 (RB) 3.00%, 10/01/26 (c) (p)	500		506,113

See Notes to Financial Statements

150

	Par (000’s	)	Value
California (continued)
California State Public Works Board, Department of Corrections and Rehabilitation, Series D (RB) 5.00%, 09/01/23	$1,215		$1,260,705
California State Public Works Board, Various Capital Projects, Series B (RB)
5.00%, 10/01/22	450		456,553
5.00%, 10/01/26	885		972,038
California State Public Works Board, Various Capital Projects, Series C (RB) 5.00%, 03/01/25	320		341,276
California State Public Works Board, Various Capital Projects, Series D (RB) 5.00%, 09/01/26	500		548,388
Chino Basin Regional Financing Authority, Series B (RB) 4.00%, 08/01/25 (c)	405		422,906
City & County of San Francisco, Series R-1 (GO) 5.00%, 06/15/25	250		269,290
City and County of San Francisco, Series B (CP)
5.00%, 10/01/25 (c)	430		464,822
5.00%, 04/01/25	100		106,879
City of Los Angeles, Department of Airports, Los Angeles International Airport, Series B (RB) 5.00%, 05/15/26	500		545,999
City of San Francisco, Public Utilities Commission Water Revenue, Series B (RB) 5.00%, 11/01/24 (c)	200		212,905
County of Sacramento, Airport System, Series B (RB) 5.00%, 07/01/25	240		256,114
Foothill / Eastern Transn Corridor Agy Calif Toll Rd Rev Rev Bds 1995 A* (RB) 0.00%, 01/01/27 ^	500		441,703
Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A (RB) 5.00%, 06/01/22	500		501,503
Grossmont-Cuyamaca Community College District (GO) 5.00%, 08/01/24	265		279,992
Los Angeles Community College District, Series J (GO) 3.00%, 08/01/23	500		506,453
Los Angeles Department of Water & Power, Series A (RB)
5.00%, 07/01/23	600		620,134
5.00%, 07/01/25	285		307,005
	Par (000’s	)	Value
California (continued)
Los Angeles Department of Water & Power, Series B (RB)
5.00%, 07/01/23	$550		$568,456
5.00%, 07/01/24	250		263,720
Los Angeles Department of Water & Power, Series C (RB) 5.00%, 07/01/24	250		263,720
Los Angeles Department of Water and Power, Series B (RB) 5.00%, 06/01/25 (c)	295		317,234
Los Angeles Unified School District, Series A (GO)
5.00%, 07/01/22	500		503,071
5.00%, 07/01/24	875		923,019
5.00%, 07/01/26	800		876,222
Los Angeles Unified School District, Series B (GO) 5.00%, 07/01/23	130		134,454
Los Angeles Unified School District, Series C (GO) 5.00%, 07/01/25	1,250		1,343,353
Metropolitan Water District of Southern California, Series B (RB)
5.00%, 07/01/23 (c)	450		465,228
5.00%, 07/01/24 (c)	1,000		1,054,879
Municipal Improvement Corp. of Los Angeles, Series B (RB) 5.00%, 11/01/23	250		260,643
Northern California Energy Authority, Series A (RB)
4.00%, 07/01/24 (p)	1,500		1,526,154
5.00%, 07/01/24	275		286,074
Oakland Unified School District (GO) 5.00%, 08/01/23	430		445,635
Oakland Unified School District, Series A (GO) 5.00%, 08/01/23	350		362,726
Orange County Transportation Authority, I-405 Improvement Project (RB)
4.00%, 10/15/24	675		699,898
5.00%, 10/15/24	750		795,394
Orange County Water District, Series A (CP) 2.00%, 02/15/23 (c)	205		204,852
Public Utilities Commission of the City and County of San Francisco, Wastewater Revenue, Series B (RB) 2.12%, 10/01/23 (c) (p)	930		926,518
Riverside County Transportation Commission, Series B (RB) 5.00%, 06/01/25	250		268,458

See Notes to Financial Statements

151

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
Sacramento County, Airport System, Series B (RB) 5.00%, 07/01/23	$300		$309,646
Sacramento Municipal Utility District, Series B (RB) 5.00%, 10/15/25 (c) (p)	485		515,277
San Bernardino County, Series A (CP) 5.00%, 10/01/26	345		379,989
San Juan Unified School District (GO) 3.38%, 08/01/25	260		267,046
Southern California Public Power Authority. Windy Point/Windy Flats Project (RB) 5.00%, 01/01/24 (c)	725		757,048
State of California Department of Water Resources (RB) 5.00%, 12/01/26	500		555,048
State Of California Various Purpose General Obligation Refunding Bonds (GO) 5.00%, 12/01/27	500		560,728
State of California, Various Purpose (GO)
3.00%, 03/01/26	1,000		1,016,147
4.00%, 10/01/25	600		629,113
4.00%, 10/01/27	1,100		1,173,825
4.00%, 11/01/24	300		311,314
4.00%, 03/01/24	500		515,904
4.00%, 08/01/26	285		302,050
5.00%, 10/01/23	250		260,076
5.00%, 10/01/24	100		106,135
5.00%, 10/01/24	555		589,047
5.00%, 10/01/25	835		903,503
5.00%, 10/01/27	500		559,401
5.00%, 10/01/27	1,000		1,118,802
5.00%, 10/01/27	530		592,965
5.00%, 11/01/23	525		547,198
5.00%, 11/01/25	500		541,929
5.00%, 11/01/26	915		1,010,922
5.00%, 12/01/25	460		499,388
5.00%, 04/01/24	300		315,406
5.00%, 04/01/25	300		321,336
5.00%, 04/01/27	750		832,795
5.00%, 08/01/24	325		343,679
5.00%, 08/01/25	1,500		1,617,598
5.00%, 08/01/26	295		324,455
5.00%, 09/01/22	265		268,283
5.00%, 09/01/23	1,000		1,038,291
5.00%, 09/01/25	300		324,066
	Par (000’s	)	Value
California (continued)
State Public Works Board Of The State Of California Lease Revenue Bonds (Department Of General Services) Series C (Sacramento Region New Natural Resources Headquarters) (Green Bonds- Climate Bond Certified) (RB) 5.00%, 11/01/27	$525		$584,106
Tobacco Securitization Authority of Southern California, Series A-1 (RB) (AGM) 5.00%, 06/01/23	480		490,929
			46,017,016
Colorado: 1.1%
City of Colorado Springs, Utilities System (RB) 5.00%, 11/15/25	500		542,693
Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/25	500		537,586
Douglas County School District No. RE-1 (GO) (SAW) 5.00%, 12/15/24	1,000		1,067,331
Larimer County School District No. R-1 (GO) (SAW) 5.00%, 12/15/23	450		469,966
State Of Colorado Rural Colorado Certificates Of Participation Series A (CP) 5.00%, 12/15/26	500		551,527
State of Colorado, Series K (CP) 5.00%, 03/15/26	385		420,616
			3,589,719
Connecticut: 3.4%
City Of New Haven, Connecticut General Obligation Refunding Bonds, Series B (GO) 5.00%, 08/01/26	500		542,780
Connecticut Housing Finance Authority, Housing Mortgage Program, Sereies B-5 (RB) 0.45%, 05/15/24 (c) (p)	250		237,208
Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB) 5.00%, 07/01/25	1,000		1,054,718
Connecticut State Health and Educational Facilities Authority, Yale University Issue, Series C-2 (RB) 5.00%, 02/01/23 (p)	390		398,497
State Of Connecticut General Obligation Bonds Series A (GO) 5.00%, 04/15/27	700		774,688

See Notes to Financial Statements

152

	Par (000’s	)	Value
Connecticut (continued)
State Of Connecticut Health And Educational Facilities Authority Revenue Bonds, Stamford Hospital Issue, Series L-1 (RB) 4.00%, 07/01/27	$500		$518,648
State Of Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes, Series A (ST) 5.00%, 05/01/26	1,015		1,106,412
State of Connecticut, Series A (GO)
5.00%, 04/15/23	375		385,827
5.00%, 04/15/23	265		272,651
State of Connecticut, Series B (GO)
4.00%, 05/15/23	375		382,752
5.00%, 01/15/23	250		255,721
State of Connecticut, Series C (GO) 5.00%, 06/15/26	300		327,710
State of Connecticut, Series D (GO)
5.00%, 04/15/26	1,040		1,132,733
5.00%, 08/15/23	300		311,158
State of Connecticut, Series E (GO)
5.00%, 10/15/22	350		355,549
5.00%, 09/15/25	270		291,162
State of Connecticut, Special Tax Obligation, Series A (GO) 5.00%, 04/15/23	375		385,827
State of Connecticut, Special Tax Obligation, Series A (RB)
5.00%, 01/01/23	300		306,236
5.00%, 09/01/22	325		328,700
State of Connecticut, Special Tax Obligation, Series B (RB) 5.00%, 10/01/23	200		207,605
State of Connecticut, State Revolving Fund, Series B (RB) 5.00%, 06/01/26	275		301,316
University of Connecticut, Series A (RB)
5.00%, 04/15/24	575		602,144
5.00%, 04/15/26	550		597,103
			11,077,145
Delaware: 0.7%
Delaware State Economic Development Authority, Delmarva Power and Light Co. Project, Series A (RB) (AGM) 1.05%, 07/01/25 (p)	1,000		943,454
Delaware State Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/25 (c) (p)	500		463,868
	Par (000’s	)	Value
Delaware (continued)
Delaware Transportation Authority (RB) 5.00%, 07/01/26	$500		$549,090
State of Delaware, Series A (GO) 5.00%, 10/01/25	410		445,598
			2,402,010
District of Columbia: 1.1%
District of Columbia, Series A (GO) 5.00%, 06/01/22	440		441,315
District of Columbia, Series B (GO) 5.00%, 06/01/25	120		128,933
District of Columbia, Series C (RB) 5.00%, 10/01/26	785		867,028
District of Columbia, Series D (GO) 5.00%, 06/01/25	315		338,451
District of Columbia, Series E (GO) 5.00%, 06/01/25	500		537,223
Washington Metropolitan Area Transit Authority, Series A-1 (RB)
5.00%, 07/01/24	225		237,153
5.00%, 07/01/25	100		107,594
5.00%, 07/01/27	200		222,736
Washington Metropolitan Area Transit Authority, Series B (RB)
5.00%, 07/01/25	300		322,784
5.00%, 07/01/26	300		328,956
			3,532,173
Florida: 2.7%
Central Florida Expressway Authority Senior Lien Refunding Revenue Bonds, Series (RB) (AGM) 5.00%, 07/01/27	500		553,023
Central Florida Expressway Authority, Series B (RB) 5.00%, 07/01/26	300		327,097
City Of Cape Coral, Florida Utility Improvement Refunding Assessment Bonds (Various Areas), Series (SA) (AGM) 2.75%, 09/01/25	500		501,527
City of Jacksonville, Series B (RB)
5.00%, 10/01/24	265		280,489
5.00%, 10/01/25	1,020		1,099,516
City of Orlando, Senior Tourist Development Tax, 6th Cent Contract Payments, Series A (RB) (AGM) 5.00%, 11/01/26	500		553,537

See Notes to Financial Statements

153

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Florida (continued)
City of Orlando, Tourist Development Tax, Series A (RB) (AGM) 5.00%, 11/01/27	$760		$854,215
County of Miami-Dade (RB) 5.00%, 10/01/25	280		301,638
County of Miami-Dade, Capital Asset Acquisition, Series B (RB) 5.00%, 04/01/25	350		373,366
Florida Department of Management Services (CP) 5.00%, 11/01/26	250		273,980
Lee County School Board, Series A (CP) 5.00%, 08/01/24	375		395,794
Miami-Dade County, Florida Water And Sewer System Revenue Refunding Bonds, Series B (RB) 5.00%, 10/01/27	500		556,466
School District of Broward County, Series C (CP) 5.00%, 07/01/24	340		358,364
State Of Florida Department Of Management Services Florida Facilities Pool Revenue Refunding Bonds, Series A (RB) 5.00%, 09/01/25	750		810,165
State of Florida, Board of Education, Lottery Revenue, Series A (RB)
5.00%, 07/01/23	450		464,943
5.00%, 07/01/24	650		685,530
State of Florida, Board of Education, Public Education Capital Outlay, Series B (GO) 5.00%, 06/01/23	130		134,147
State of Florida, Department of Management Services, Series A (RB) 5.00%, 09/01/23	180		186,892
			8,710,689
Georgia: 3.8%
Burke County Development Authority, Series F (RB) 3.00%, 02/01/23 (p)	500		502,883
City of Atlanta, Water and Wastewater, Series A (RB) 5.00%, 11/01/24	500		531,262
County of Forsyth (GO) 5.00%, 09/01/25	280		303,675
Georgia Ports Authority Revenue Bonds, Series (RB) 5.00%, 07/01/27	500		558,119
Main Street Natural Gas, Inc., Series A (RB)
4.00%, 09/01/23 (c) (p)	500		508,291
	Par (000’s	)	Value
Georgia (continued)
4.00%, 09/01/27 (c) (p)	$1,250		$1,284,370
Main Street Natural Gas, Inc., Series B (RB) 4.00%, 12/02/24 (c) (p)	1,500		1,537,389
Main Street Natural Gas, Inc., Series C (RB)
4.00%, 06/01/23	500		508,068
4.00%, 09/01/26 (c) (p)	3,250		3,313,855
Private Colleges & Universities Authority, Emory University, Series A (RB) 5.00%, 09/01/26	360		394,376
State of Georgia, Series A (GO)
5.00%, 02/01/23	160		163,943
5.00%, 02/01/25	250		267,701
5.00%, 08/01/25	350		378,805
5.00%, 08/01/26	700		772,269
State of Georgia, Series C (GO) 5.00%, 07/01/24	250		264,262
State of Georgia, Series E (GO) 5.00%, 12/01/24	1,100		1,173,657
			12,462,925
Hawaii: 0.5%
City & County of Honolulu, Rail Transit Project, Series E (GO) 5.00%, 03/01/27	500		554,659
City And County Of Honolulu General Obligation Bonds Series E (Honolulu Rail Transit Project) (GO) 5.00%, 03/01/26	785		855,470
State of Hawaii, Series FN (GO) 5.00%, 10/01/24	110		116,802
State of Hawaii, Series FT (GO) 5.00%, 01/01/23	100		102,152
			1,629,083
Illinois: 5.1%
Chicago O’Hare International Airport, Series B (RB) 5.00%, 01/01/25 (c)	750		785,812
Chicago O’Hare International Airport, Series B (RB) (AGM) 5.00%, 01/01/26	500		537,700
Chicago O’Hare International Airport, Series C (RB)
5.00%, 01/01/23	650		662,472
5.00%, 01/01/24	115		119,524
5.00%, 01/01/26	315		338,751
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB)
5.00%, 06/01/23	350		360,254
5.00%, 06/01/25	340		359,715
City Of Chicago General Obligation Bonds Series A (Il) (GO) 4.00%, 01/01/31 (c)	500		483,026

See Notes to Financial Statements

154

	Par (000’s	)	Value
Illinois (continued)
City of Chicago, Series A (GO) 5.00%, 01/01/27	$500		$531,392
Community College District No. 512, Counties of Cook, Kane, Lake, and McHenry, Series B (GO) 5.00%, 12/01/25	200		216,697
Cook County, Series A (GO) 5.00%, 11/15/26	300		326,837
Illinois Finance Authority State Of Illinois Clean Water Initiative Revolving Fund Revenue Bonds, Series (Green Bonds) (Il) (RB)
5.00%, 01/01/28	500		556,644
5.00%, 07/01/27	685		759,380
Illinois Finance Authority, Clean Water Initiative (RB)
4.00%, 01/01/23	310		314,438
5.00%, 01/01/23	250		255,213
5.00%, 01/01/24	155		161,743
5.00%, 01/01/25	600		636,857
5.00%, 07/01/22	340		342,060
Illinois Finance Authority, Clean Water Initiative (RB) (AGM) 5.00%, 07/01/24	500		525,493
Illinois Finance Authority, Northwestern Memorial Healthcare, Series A (RB) 5.00%, 07/15/23	250		258,598
Illinois Finance Authority, Series A (RB) (BAM) 5.00%, 08/15/25	1,255		1,343,385
Illinois State Toll Highway Authority, Series A (RB) 5.00%, 01/01/27	415		456,194
Illinois State Toll Highway Authority, Series C (RB) 5.00%, 01/01/27	650		714,520
Regional Transportation Authority of Illinois, Series A (RB) 5.00%, 07/01/24	495		521,951
Sales Tax Securitization Corp., Series A (RB) 5.00%, 01/01/23	370		377,889
State of Illinois (GO) 5.00%, 02/01/23	350		356,844
State of Illinois (GO) (AGC)
5.50%, 05/01/24	250		262,492
5.50%, 05/01/25	335		358,020
State of Illinois, Series B (GO)
5.00%, 12/01/24	130		136,301
5.00%, 09/01/25	400		423,578
State of Illinois, Series D (GO)
5.00%, 11/01/22	470		476,691
5.00%, 11/01/23	500		516,653
5.00%, 11/01/25	1,345		1,427,184
	Par (000’s	)	Value
Illinois (continued)
5.00%, 11/01/26	$800		$857,758
			16,762,066
Indiana: 0.8%
City of Indianapolis, Water System, Series A (RB) 5.00%, 10/01/25	500		540,679
Indiana Finance Authority, Indiana University Health, Series C (RB) 5.00%, 12/01/23	500		520,256
Indiana Finance Authority, Series C (RB)
5.00%, 12/01/24	575		612,758
5.00%, 12/01/25	260		281,984
Indiana Finance Authority, Series E (RB)
5.00%, 02/01/24	500		523,204
5.00%, 02/01/25	250		266,738
			2,745,619
Iowa: 0.6%
Iowa Finance Authority (RB) 5.00%, 08/01/23	250		259,028
PEFA, Inc. (RB) 5.00%, 09/01/26 (c) (p)	1,500		1,583,553
			1,842,581
Kansas: 0.1%
Johnson County Unified School District No. 233, Series B (GO) 5.00%, 09/01/22	350		354,136
Kentucky: 2.0%
Kentucky Public Energy Authority, Gas Supply, Series A (RB) 4.00%, 06/01/26 (c) (p)	1,500		1,536,511
Kentucky Public Energy Authority, Gas Supply, Series B (RB)
4.00%, 01/01/25 (c) (p)	1,085		1,107,289
4.00%, 07/01/23	200		203,066
Kentucky Public Energy Authority, Gas Supply, Series C-1 (RB) 4.00%, 06/01/25 (c) (p)	1,100		1,115,977
Kentucky State Property & Building Commission (RB) 5.00%, 05/01/26	275		298,461
Kentucky Turnpike Authority, Series B (RB) 5.00%, 07/01/24	125		131,023
Louisville & Jefferson County, Metro Government, Louisville Water Co. (RB) (SAW) 5.00%, 11/15/26	250		276,847
Louisville & Jefferson County, Metro Government, Norton Healtcare, Inc., Series C (RB) 5.00%, 10/01/26 (c) (p)	1,000		1,091,374

See Notes to Financial Statements

155

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Kentucky (continued)
Public Energy Authority Of Kentucky Gas Supply Revenue Bonds, Series C (Fixed Rate) (RB) 4.00%, 02/01/28 (c) (p)	$895		$913,121
			6,673,669
Louisiana: 0.5%
East Baton Rouge Sewerage Commission, Series A (RB) (NATL) 5.00%, 02/01/27	250		276,821
Louisiana Public Facilities Authority, Ochsner Clinic Project, Series B (RB) (SAW) 5.00%, 05/15/25 (c) (p)	500		531,912
Louisiana State Citizens Property Insurance Corp. (RB) 5.00%, 06/01/23	590		607,861
State of Louisiana, Series A (GO) 5.00%, 03/01/26	335		364,051
			1,780,645
Maine: 0.2%
State of Maine, Series B (GO) (SBG) 5.00%, 06/01/25	500		538,610
Maryland: 2.8%
County of Baltimore, Equipment Acquisition Program (CP)
5.00%, 03/01/25	295		315,614
5.00%, 03/01/26	1,125		1,225,992
County of Montgomery, Consolidated Public Improvement, Series A (GO) 5.00%, 11/01/26	265		293,732
Maryland Stadium Authority, Baltimore City Public Schools, Series A (RB) 5.00%, 05/01/23	320		329,226
Maryland State Transportation Authority (RB) 5.00%, 07/01/23	750		774,729
Prince George’s County, Series A (GO) 5.00%, 07/15/25	425		459,132
State of Maryland, Department of Transportation (RB)
5.00%, 10/01/26	595		656,650
5.00%, 05/01/23	500		514,766
5.00%, 09/01/24	165		174,919
State of Maryland, Series B (GO)
5.00%, 08/01/24	550		582,479
5.00%, 08/01/25	500		540,662
State of Maryland, State and Local Facilities Loan, First Series (GO) 5.00%, 06/01/22	790		792,362
	Par (000’s	)	Value
Maryland (continued)
State of Maryland, State and Local Facilities Loan, First Series A (GO) 5.00%, 03/15/24	$1,500		$1,575,853
State of Maryland, State and Local Facilities Loan, First Series C (GO) 5.00%, 08/01/24	250		264,763
State of Maryland, State and Local Facilities Loan, Second Series A (GO) 5.00%, 08/01/25	500		540,662
			9,041,541
Massachusetts: 3.0%
Commonwealth of Massachusetts, Federal Highway Grant Anticipation, Series A (RB) 5.00%, 06/15/23 (c)	860		885,190
Commonwealth of Massachusetts, Series A (GO)
5.00%, 01/01/26	250		271,574
5.00%, 01/01/27	710		785,393
Commonwealth of Massachusetts, Series C (GO)
5.00%, 10/01/26	400		440,567
5.00%, 10/01/27	535		598,845
Commonwealth of Massachusetts, Series D (GO)
5.00%, 07/01/23	900		931,150
5.00%, 07/01/27	250		278,804
Commonwealth of Massachusetts, Series E (GO)
3.00%, 12/01/25	750		763,176
5.00%, 11/01/26	295		325,398
Commonwealth of Massachusetts, Series E (GO) (AGM) 5.00%, 09/01/26	250		274,947
Massachusetts Bay Transportation Authority Subordinated Sales Tax Bonds Series A, Subseries A-1 & Subseries A-2 (Sustainability Bonds) (RB) 5.00%, 07/01/24	515		542,705
Massachusetts Department of Transportation, Metropolitan Highway System, Series A (RB) 5.00%, 01/01/23 (c) (p)	275		279,582
Massachusetts Development Finance Agency, Broad Institute (RB) 5.00%, 04/01/26	450		490,652
Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB)
5.00%, 10/15/25	900		978,329

See Notes to Financial Statements

156

	Par (000’s	)	Value
Massachusetts (continued)
5.00%, 10/15/26	$500		$554,418
Massachusetts Development Finance Agency, Partners Healthcare System, Series S-4 (RB) 5.00%, 01/25/24 (p)	250		259,184
Massachusetts Housing Finance Agency Housing Bonds, Series B-2 (Non-Amt) (Sustainability Bonds) (RB) 0.90%, 12/01/24 (c)	1,000		902,801
Massachusetts Water Resources Authority (RB)
5.00%, 08/01/23	170		176,053
5.00%, 08/01/23	50		51,724
			9,790,492
Michigan: 1.0%
Great Lakes Water Authority Water Supply System (RB) 5.00%, 07/01/24	590		616,278
Michigan State Building Authority, Series I (RB) 5.00%, 04/15/26	250		273,867
Regents of University of Michigan, Series A (RB) 5.00%, 04/01/23	500		513,887
State of Michigan, Grant Anticipation (RB)
5.00%, 03/15/24	650		679,461
5.00%, 03/15/26	1,065		1,154,103
Wayne County Airport Authority, Series C (RB) 5.00%, 12/01/23	145		150,714
			3,388,310
Minnesota: 1.2%
Minneapolis-St Paul Metropolitan Area, Series C (GO) 5.00%, 12/01/26	1,000		1,111,013
Regents of University of Minnesota, Series B (RB) 5.00%, 12/01/22	480		489,849
State of Minnesota, Various Purpose, Series A (GO) 5.00%, 08/01/24	1,200		1,271,134
State of Minnesota, Various Purpose, Series D (GO)
5.00%, 08/01/22	510		514,589
5.00%, 08/01/26	400		441,467
			3,828,052
Mississippi: 0.2%
County of Warren, Mississippi Gulf Opportunity Zone, international Paper Company Project, Series A (RB) 1.38%, 06/16/25 (p)	400		379,779
	Par (000’s	)	Value
Mississippi (continued)
County of Warren, Mississippi Gulf Opportunity Zone, international Paper Company Project, Series C (RB) 1.38%, 06/16/25 (p)	$400		$379,903
			759,682
Missouri: 1.2%
City of St. Louis, St. Louis Lambert International Airport, Series A (RB) (AGM) 5.00%, 07/01/23	1,000		1,029,822
Health & Educational Facilities Authority, Long-Term Rate Health Facilities, Series B (RB) 4.00%, 05/01/26 (p)	1,500		1,558,879
Health & Educational Facilities Authority, Mercy Health, Series A (RB) 5.00%, 06/01/25	150		159,789
Missouri Highways and Transportation Commission, Third Lien, Series B (RB) 5.00%, 11/01/25	500		541,057
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water, Series B (RB) 5.00%, 07/01/25 (c)	500		539,079
			3,828,626
Nebraska: 1.4%
Central Plains Energy Project, Gas Project Crossover, Series A (RB)
5.00%, 01/01/24 (c)	350		359,791
5.00%, 01/01/24 (c) (p)	500		513,153
Central Plains Energy Project, Gas Supply (RB) 2.50%, 08/01/25 (c) (p)	1,550		1,513,161
Central Plains Energy Project, Gas Supply (RB) (AGM) 4.00%, 08/01/25 (c) (p)	2,000		2,044,062
			4,430,167
Nevada: 0.7%
County of Clark, Nevada Highway, Motor Vehicle Fuel Tax, Series C (RB) 5.00%, 07/01/26	290		317,270
County of Clark, Nevada McCarran International Airport, Series A (RB) 5.00%, 07/01/23	300		309,366
County of Clark, School District, Series A (GO) 5.00%, 06/15/23	250		257,688
County of Clark, Series B (GO) 5.00%, 11/01/23	450		468,683

See Notes to Financial Statements

157

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Nevada (continued)
Las Vegas Valley Water District, Nevada General Obligation Water Refunding Bonds Series A (Limited Tax) (Additionally Secured By Snwa Pledged Revenues) (GO) 5.00%, 06/01/26	$500		$548,458
State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB) 5.00%, 12/01/24	300		319,700
			2,221,165
New Jersey: 3.1%
City of Newark, Series A (GO) (AGM) 5.00%, 10/01/26	300		325,983
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 5.00%, 11/01/24	100		105,166
New Jersey Economic Development Authority, School Facilities Construction, Series QQQ (RB) 5.00%, 06/15/26	455		489,058
New Jersey Educational Facilities Authority, Princeton University, Series B (RB) 5.00%, 07/01/25	1,000		1,080,062
New Jersey Educational Facilities Authority, Princeton University, Series I (RB) 5.00%, 07/01/25	225		243,014
New Jersey Health Care Facilities Financing Authority, AHS Hospital Corp. (RB) 5.00%, 07/01/23	300		309,822
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transportation Program (RB) 5.00%, 10/01/26	500		539,605
New Jersey Health Care Facilities Financing Authority, Valley Health System (RB) 5.00%, 07/01/26	300		328,087
New Jersey Higher Education Student Assistance Authority, Series A (RB) (AGM) 5.00%, 12/01/23	500		520,652
New Jersey Sports & Exposition Authority, Series A (RB) 5.00%, 09/01/24	890		933,331
New Jersey Transportation Trust Fund Authority, Series A (RB)
5.00%, 12/15/23	1,175		1,218,568
	Par (000’s	)	Value
New Jersey (continued)
5.00%, 06/15/24	$1,410		$1,481,444
State of New Jersey, Covid-19 General Emergency, Series A (GO) 5.00%, 06/01/27	500		547,192
State of New Jersey, Various Purposes (GO)
2.00%, 06/01/25	500		482,279
2.00%, 06/01/26	500		474,111
5.00%, 06/01/22	800		802,219
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/23	290		296,606
			10,177,199
New Mexico: 1.3%
City Of Farmington, New Mexico Pollution Control Revenue Refunding Bonds, (Public Service Company Of New Mexico San Juan Project) Series A (Non-Amt) (RB) 0.88%, 10/01/26 (p)	1,000		899,522
New Mexico Finance Authority, Series D (RB) 5.00%, 06/01/22	325		325,987
New Mexico Municipal Energy Acquisition Authority, Gas Supply (RB) (SBG) 5.00%, 05/01/25 (c) (p)	1,165		1,229,879
State of New Mexico, Series A (GO)
5.00%, 03/01/23	320		328,201
5.00%, 03/01/27	315		350,798
State of New Mexico, Series B (GO)
5.00%, 03/01/23	340		348,713
5.00%, 03/01/25	250		267,824
State of New Mexico, Series B (RB) 4.00%, 07/01/23	505		516,184
			4,267,108
New York: 14.4%
Build NYC Resource Corp., Chapin School Ltd. Project (RB) 5.00%, 11/01/26	270		299,153
City of New York, Series A (GO)
4.00%, 08/01/23	250		255,879
5.00%, 08/01/22	670		676,096
5.00%, 08/01/23	100		103,573
5.00%, 08/01/24	1,500		1,581,490
City of New York, Series B-1 (GO) 5.00%, 10/01/22	500		507,322
City of New York, Series C (GO)
5.00%, 08/01/24	750		790,745
5.00%, 08/01/25	1,325		1,423,303

See Notes to Financial Statements

158

	Par (000’s	)	Value
New York (continued)
City of New York, Series C and D (GO)
5.00%, 08/01/23	$320		$331,435
5.00%, 08/01/26	325		354,846
City of New York, Series C-1 (GO) (SD CRED PROG) 4.00%, 08/01/27	660		699,147
City of New York, Series E (GO) 5.00%, 08/01/24	255		268,853
City of New York, Series F-1 (GO) 5.00%, 03/01/27	410		451,492
City of New York, Series J-9 (GO) 5.00%, 08/01/26	500		545,918
City of Yonkers, Series C (GO) (BAM) 5.00%, 10/01/23	100		103,817
County of Nassau, Series C (GO) 5.00%, 10/01/24	200		211,449
Dormitory Authority Of The State Of New York State Personal Income Tax Revenue Bonds (General Purpose) Series D (Tax- Exempt) (RB) (AGM) 5.00%, 02/15/27	515		569,639
Dormitory Authority Of The State Of New York State Personal Income Tax Revenue Bonds (General Purpose), Series A (Tax- Exempt) (RB) 5.00%, 03/15/26	500		544,904
Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/23	100		102,416
Long Island Power Authority Electric System General Revenue Bonds, Series (RB) (BAM) 5.00%, 09/01/26	1,010		1,113,836
Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 11/15/24 (p)	1,500		1,573,167
Metropolitan Transportation Authority, Series A-2 (RB) (SD CRED PROG) 5.00%, 05/15/24 (p)	1,160		1,215,153
Metropolitan Transportation Authority, Series B (RB)
5.00%, 11/15/23	290		300,867
5.00%, 11/15/24	390		410,935
5.00%, 11/15/26	255		274,498
5.00%, 11/15/26	500		538,231
Metropolitan Transportation Authority, Series C-1 (RB)
5.00%, 11/15/23	500		518,751
5.00%, 11/15/25	875		932,640
	Par (000’s	)	Value
New York (continued)
Monroe County Industrial Development Agency, Rochester Schools Modernization Project (RB) (SAW) 5.00%, 05/01/23	$250		$257,358
New York City Housing Development Corp., Multi- Family Housing, Series F-2 (RB) (FHA 542 (C)) 0.60%, 07/01/25 (c) (p)	305		281,372
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds Series A-1 (Sustainable Development Bonds) (RB) (FHA 542(C)) 1.10%, 11/01/27	495		443,551
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series A (RB) (AGM) 5.00%, 01/01/27	750		810,106
New York City Municipal Water Finance Authority Water And Sewer System Second General Resolution Revenue Bonds Fiscal Subseries Cc-2 (RB) 5.00%, 12/15/25 (c)	500		540,163
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds, Fiscal Series A Subseries A-1 Tax-Exempt Bonds (RB) 5.00%, 11/01/26	1,000		1,100,811
New York City Transitional Finance Authority Future Tax Secured, Series A (RB) 5.00%, 11/01/27	440		490,724
New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW)
5.00%, 07/15/24	550		581,318
5.00%, 07/15/25	570		615,442
5.00%, 07/15/26	315		344,591
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB) 5.00%, 05/01/23	575		592,211
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D-1 (RB) 5.00%, 11/01/25	350		378,618
New York City Water & Sewer System, Series AA (RB) 4.00%, 06/15/24	500		516,769

See Notes to Financial Statements

159

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
New York (continued)
New York City Water & Sewer System, Series BB-2 (RB) 5.00%, 12/15/23 (c)	$700		$730,147
New York City Water & Sewer System, Series BB-2 (RB) (AGM) 5.00%, 12/15/24 (c)	430		458,049
New York State Dormitory Authority, Health Facilities Improvement (RB) (SAW) 5.00%, 01/15/23	300		306,568
New York State Dormitory Authority, Income Tax, Series A (RB)
5.00%, 02/15/23	220		225,489
5.00%, 02/15/25	140		149,489
5.00%, 03/15/27	300		333,013
New York State Dormitory Authority, Montefiore Medical Center, Series A (RB)
5.00%, 08/01/24	300		308,412
5.00%, 08/01/25	815		845,818
New York State Dormitory Authority, New York Cornell University, Series A (RB) 5.00%, 07/01/26	700		769,307
New York State Dormitory Authority, New York University, Series A (RB) 5.00%, 07/01/24	110		116,084
New York State Dormitory Authority, Personal Income Tax, Series A (RB) 5.00%, 03/15/27	500		553,815
New York State Dormitory Authority, Personal Income Tax, Series B (RB) 5.00%, 02/15/26	935		1,017,355
New York State Dormitory Authority, School District Financing Program, Series A (RB) (SAW)
5.00%, 10/01/25	435		470,390
5.00%, 10/01/26	400		439,865
New York State Dormitory Authority, School Districts Bond Financing Program, Series B (RB) 5.00%, 10/01/24	300		317,969
New York State Dormitory Authority, Sloan-Kettering Cancer Center (RB) 5.00%, 07/01/26	470		514,197
New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
5.00%, 03/15/23	290		297,825
5.00%, 03/15/26	700		762,866
	Par
	(000’s	)	Value
New York (continued)
New York State Dormitory Authority, State Personal Income Tax, Series B (RB) 5.00%, 02/15/27	$510		$564,109
New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 02/15/23	1,070		1,096,723
New York State Dormitory Authority, State Personal Income Tax, Series D (RB) (BAM) 5.00%, 02/15/25	1,000		1,067,778
New York State Dormitory Authority, State Sales Tax, Series A (RB) 5.00%, 03/15/23	845		867,801
New York State Dormitory Authority, State Sales Tax, Series C (RB)
5.00%, 03/15/24	155		162,809
5.00%, 03/15/25	1,035		1,109,095
New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 03/15/26	680		742,118
New York State Dormitory Authority, State University Dormitory Facilities, Series A (RB) 5.00%, 07/01/25	500		537,973
New York State Housing Finance Agency, Series I (RB) (SAW) 1.75%, 05/20/22 (c)	750		735,312
New York State Housing Finance Agency, Series L-2 (RB) 0.75%, 05/20/22 (c)	750		692,997
New York State Thruway Authority, Series L (RB) 5.00%, 01/01/24	165		172,205
New York State Urban Development Corp., State Personal Income, Series A (RB)
5.00%, 03/15/23	790		811,317
5.00%, 03/15/25	500		534,790
5.00%, 03/15/27	690		764,265
New York State Urban Development Corp., State Personal Income, Series E (RB) 5.00%, 03/15/25	500		534,790

See Notes to Financial Statements

160

	Par
	(000’s	)	Value
New York (continued)
New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (General Purpose), Series A (RB) 5.00%, 03/15/26 (c)	$500		$540,495
Town of Oyster Bay, New York Public Improvement (GO) 4.00%, 03/01/24	500		513,165
Town of Oyster Bay, New York Public Improvement (GO) (AGM) 4.00%, 03/01/26	250		260,681
Town of Oyster Bay, New York Public Improvement, Series B (GO) (AGM) 3.25%, 02/01/26	530		538,211
Triborough Bridge & Tunnel Authority, Series A-2 (RB) 2.00%, 05/15/26 (p)	875		845,769
Triborough Bridge & Tunnel Authority, Series C-1B (RB) 5.00%, 05/15/26 (p)	500		539,035
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB) 5.00%, 06/01/22	500		501,078
Utility Debt Securitization Authority (RB) 5.00%, 06/15/22 (c)	285		286,235
Utility Debt Securitization Authority, Series B (RB) 5.00%, 12/15/22 (c)	320		326,359
			47,014,357
North Carolina: 2.0%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Series A (RB) 4.00%, 01/15/23	115		116,706
City of Charlotte, North Carolina Water & Sewer System (RB) 5.00%, 07/01/23	500		517,013
County of Guilford, Series B (GO) 5.00%, 05/01/24	500		526,510
County of Wake (GO) 5.00%, 04/01/27	300		335,467
County of Wake (RB) 5.00%, 09/01/26	375		414,039
County of Wake, Series A (GO) 5.00%, 03/01/25	250		268,179
North Carolina Turnpike Authority, Triangle Expressway System (RB) (BAM) 5.00%, 02/01/24	2,125		2,206,191
	Par
	(000’s	)	Value
North Carolina (continued)
State of North Carolina, Department of State Treasurer, Series B (GO) 5.00%, 06/01/25	$970		$1,046,102
State of North Carolina, Grant Anticipation Vehicle (RB) 5.00%, 03/01/23	500		512,604
State of North Carolina, Series B (GO) 5.00%, 06/01/23	575		593,405
			6,536,216
Ohio: 2.4%
City of Cleveland, Ohio Airport System, Series B (RB) (AGM) 5.00%, 01/01/23	260		265,162
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB)
5.00%, 08/01/25	100		107,032
5.00%, 08/01/26	410		445,935
County of Hamilton, Ohio Hospital Facilities, Trihealth, Inc., Series A (RB) 5.00%, 08/15/27	270		299,260
County of Hamilton, Sales Tax, Series A (RB) 5.00%, 12/01/25	500		540,496
Lancaster Port Authority (RB) (SBG) 5.00%, 02/01/25 (c) (p)	300		313,685
Ohio Turnpike and Infrastructure Commission, Series A (RB) 5.00%, 02/15/26	460		500,864
Ohio Water Development Authority, Water Pollution Control, Series A (RB) 5.00%, 06/01/26	250		274,433
State of Ohio Hospital, Cleveland Clinic Health System, Series A (RB) 5.00%, 01/01/25	1,325		1,409,207
State of Ohio, Cleveland Clinic Health System, Series A (RB) 5.00%, 01/01/26	500		541,506
State of Ohio, Common School, Series B (GO) 5.00%, 09/15/25	100		108,241
State of Ohio, Higher Education, Series C (GO) 5.00%, 08/01/27	500		559,077
State of Ohio, Higher Educational Facility, Case Western Reserve University Project (RB) 5.00%, 12/01/23	560		583,929
State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 11/01/22	675		686,690

See Notes to Financial Statements

161

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Ohio (continued)
State of Ohio, Highway Capital Improvement, Series U (GO) 5.00%, 05/01/23	$1,000		$1,029,632
State of Ohio, Miami University (RB) 5.00%, 09/01/25	115		123,463
			7,788,612
Oklahoma: 0.4%
Canadian County Educational Facilities Authority, Mustang Public Schools (RB) 5.00%, 09/01/26 (c)	535		587,695
Oklahoma County Independent School District No. 89, Series A (GO) 1.25%, 07/01/24	450		432,133
Tulsa Public Facilities Authority (RB) 3.00%, 06/01/25	350		350,072
			1,369,900
Oregon: 0.6%
City of Portland, Sewer System, Series A (RB) 5.00%, 05/01/26	350		383,052
City of Portland, Sewer System, Series A (RB) (AGM) 5.00%, 03/01/26	500		545,458
Linn and Benton Counties School District No. 8J (GO) (SBG) 5.00%, 06/15/26	350		383,762
Multnomah County School District No. 1J, Series B (GO) (SBG) 5.00%, 06/15/25	500		538,893
			1,851,165
Pennsylvania: 3.0%
Allegheny County Hospital Development Authority, Series A (RB) 5.00%, 07/15/25	300		320,458
City of Philadelphia, Series A (GO)
5.00%, 08/01/24	200		210,821
5.00%, 08/01/25	300		322,257
5.00%, 08/01/25	245		263,177
Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB) 5.00%, 06/01/23	250		256,622
Commonwealth Of Pennsylvania General Obligation Bonds, First Refunding Series (GO) 5.00%, 08/15/25	565		610,331
Commonwealth of Pennsylvania, First Series (GO)
5.00%, 01/01/26	560		607,507
	Par
	(000’s	)	Value
Pennsylvania (continued)
5.00%, 01/01/27	$315		$347,429
5.00%, 02/01/26	415		450,914
Commonwealth of Pennsylvania, Second Series (GO)
5.00%, 01/15/23	370		378,466
5.00%, 09/15/22	590		597,786
County of Lehig, Valley Health Network, Series A (RB) (SBG) 5.00%, 07/01/26	600		650,010
Delaware River Port Authority, Series B (RB)
5.00%, 01/01/25	350		373,082
5.00%, 01/01/26	1,170		1,271,819
Montgomery County, Higher Education and Health Authority, Thomas Jefferson University, Series A (RB) 5.00%, 09/01/23	500		518,140
Northampton County, General Purpose Authority (RB) 5.00%, 11/01/23	150		156,115
Pennsylvania Economic Development Financing Authority (RB) 5.00%, 11/15/25	325		349,213
Pennsylvania State University, Series B (RB) 5.00%, 09/01/22	350		354,183
Pennsylvania Turnpike Commission, Series B-2 (RB) 5.00%, 06/01/26	500		542,190
Philadelphia Authority for Industrial Development (RB) 5.00%, 10/01/24	400		420,499
Philadelphia School District, Series F (GO) (SAW) 5.00%, 09/01/25	660		705,309
Southeastern Pennsylvania Transportation Authority, Federal Transit Administration Section 5337 (RB) 5.00%, 06/01/23	115		118,681
			9,825,009
Rhode Island: 0.3%
State of Rhode Island and Providence Plantations, Series B (GO) 5.00%, 08/01/26	300		331,228
Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds, Series A (RB) 5.00%, 06/01/25 (c)	500		524,072
			855,300

See Notes to Financial Statements

162

	Par
	(000’s	)	Value
South Carolina: 1.0%
County of Charleston, Series C (GO) (SAW) 5.00%, 11/01/24	$510		$543,164
County of Richland, Series A (GO) (SAW) 5.00%, 03/01/26	500		547,181
Patriots Energy Group Financing Agency, Series A (RB) 4.00%, 02/01/24 (c) (p)	1,765		1,790,871
State of South Carolina, Series B (GO) (SAW) 5.00%, 04/01/24	350		367,957
			3,249,173
Tennessee: 1.5%
Memphis-Shelby County Industrial Development Board, Series B (RB) 5.00%, 11/01/26 (c)	720		790,079
Metropolitan Government of Nashville & Davidson County (GO)
5.00%, 07/01/24	200		211,149
5.00%, 07/01/26	525		575,673
Metropolitan Government of Nashville & Davidson County, Series C (GO) (SBG) 5.00%, 01/01/24	500		522,334
Shelby County, Tennessee Health, Educational and Housing Facility Board, Methodist Le Bonheur Healthcare, Series A (RB) 5.00%, 05/01/26	450		488,391
Tennessee Energy Acquisition Corp., Gas Project (RB) 4.00%, 11/01/25 (c) (p)	1,775		1,809,965
Tennessee Energy Acquisition Corp., Series A (RB) 4.00%, 05/01/23 (c) (p)	560		564,581
			4,962,172
Texas: 7.3%
Austin Independent School District, Unlimited Tax School Buildings (GO) 5.00%, 08/01/26	500		548,233
Bexar County Hospital District (GO)
5.00%, 02/15/24	725		758,169
5.00%, 02/15/26	350		380,960
Board of Regents of the University of Texas System, Series H (RB) 5.00%, 08/15/23	275		284,979
City of Austin, Texas Electric Utility System, Series A (RB) 5.00%, 11/15/30 (c)	750		830,861
	Par
	(000’s	)	Value
Texas (continued)
City of Austin, Texas Water & Wastewater System (RB) 5.00%, 11/15/25	$790		$856,062
City of Denton, Utility System (RB) 5.00%, 12/01/26	310		342,291
City of Houston, Airport System, Series D (RB)
5.00%, 07/01/23	500		515,610
5.00%, 07/01/24	250		262,639
City of Houston, Series A (GO) 5.00%, 03/01/23	250		256,365
City of San Antonio, Electric and Gas Systems (RB) 5.00%, 08/01/26 (c)	630		687,328
City of San Antonio, General Improvement (GO) 5.00%, 08/01/25	500		539,524
City Of San Antonio, Texas Electric And Gas Systems Revenue And Refunding Bonds, New Series (RB) 5.00%, 02/01/27 (c)	400		439,909
Colorado River Municipal Water District (RB)
5.00%, 01/01/24	115		119,926
5.00%, 01/01/26	655		710,327
Comal Independent School District, Unlimited Tax School Buildings (GO) 5.00%, 02/01/26	775		842,936
Conroe Independent School District, Unlimited Tax School Buildings, Series A (GO) 5.00%, 02/15/27	2,000		2,215,989
Dallas County, Combination Tax and Parking Garage (GO) 5.00%, 08/15/23	375		388,656
Dallas Fort Worth International Airport, Series B (RB) 5.00%, 11/01/25	200		214,896
Grand Parkway Transportation Corp. (RB) 5.00%, 02/01/23	325		331,302
Harris County, Cultural Education Facilities Finance Corp., Texas Children’s Hospital, Series A (RB) 5.00%, 10/01/24	500		529,104
Harris County, Series A (GO) 5.00%, 10/01/22	320		324,660
Hays Consolidated Independent School District, Series A (GO) 3.00%, 02/15/26	500		506,928
Houston Independent School District (GO) 5.00%, 07/15/25	320		345,391

See Notes to Financial Statements

163

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Texas (continued)
Houston Independent School District, Limited Tax School House (GO)
5.00%, 02/15/24	$155		$162,396
5.00%, 02/15/26	250		271,926
Houston Independent School District, Limited Tax School House, Series A (GO) 5.00%, 02/15/23	650		665,959
Houston Independent School District, Maintenance Tax Notes (GO) 5.00%, 07/15/26	455		500,597
New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A (RB) 5.00%, 08/15/23	160		165,847
North Texas Tollway Authority System Revenue And Refunding Bonds, First Tier Bonds, Series A (RB) 5.00%, 01/01/26 (c)	595		642,447
North Texas Tollway Authority, First Tier, Series A (RB) 5.00%, 01/01/25	150		159,493
Northside Independent School District (GO) 0.70%, 06/01/25 (p)	500		468,221
Port Houston Authority of Harris County, Texas Unlimited Tax, Series A-2 (GO)
5.00%, 10/01/24	500		530,674
5.00%, 10/01/25	500		541,531
Round Rock Independent School District (GO) 5.00%, 08/01/26	570		627,154
San Antonio Water System, Series A (RB) 2.00%, 05/15/25	300		294,312
State of Texas, Water Infrastructure Fund, Series B-2 (GO) 5.00%, 08/01/24 (c)	430		454,327
State of Texas, Water Infrastructure Fund, Series B-3 (GO)
5.00%, 08/01/23	400		414,243
5.00%, 08/01/24	250		264,481
5.00%, 08/01/25	500		539,849
Texas A&M University, Series D (RB) 5.00%, 05/15/26	820		897,414
Texas Municipal Gas Acquisition & Supply Corp. III (RB) 5.00%, 12/15/26	600		635,017
	Par
	(000’s	)	Value
Texas (continued)
Texas Water Development Board (RB)
5.00%, 08/01/23	$350		$362,682
5.00%, 08/01/25	225		242,640
Texas Water Development Board, Series A (RB) 5.00%, 04/15/23	340		349,817
Texas Water Development Board, Series B (RB) 5.00%, 10/15/24	500		530,754
University of Houston, Series A (RB) 5.00%, 02/15/26	1,000		1,088,457
			24,043,283
Utah: 1.3%
Central Utah Water Conservancy District, Series B (RB) 5.00%, 10/01/25	955		1,033,999
County of Utah, IHL Health Services Inc., Series B-1 (RB) 5.00%, 08/01/24 (c) (p)	1,000		1,050,297
County of Utah, IHL Health Services Inc., Series B-2 (RB) 5.00%, 08/01/24 (c) (p)	500		520,669
State of Utah (GO)
5.00%, 07/01/23	500		516,896
5.00%, 07/01/25	290		313,310
5.00%, 07/01/25	300		324,114
5.00%, 07/01/26	500		551,379
University of Utah, Series A (RB) 5.00%, 08/01/23	100		103,573
			4,414,237
Virginia: 2.7%
City of Richmond, Public Utility Revenue, Series A (RB) 5.00%, 01/15/25	125		133,621
Commonwealth Transportation Board Commonwealth Of Virginia Transportation Capital Projects Revenue (RB) 5.00%, 05/15/25	500		537,041
County of Fairfax, Public Improvement, Series A (GO)
4.00%, 10/01/24	285		295,708
4.00%, 10/01/25	500		525,433
County of Fairfax, Public Improvement, Series A (GO) (SAW)
4.00%, 10/01/23	275		282,279
4.00%, 10/01/25	700		735,371
Fairfax County Industrial Development Authority, Inova Health System Project, Series A (RB) 5.00%, 05/15/24	125		131,388

See Notes to Financial Statements

164

	Par
	(000’s	)	Value
Virginia (continued)
Hampton Roads Transportation Accountability Commission (RB) 5.00%, 07/01/26	$1,250		$1,371,168
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB)
5.00%, 02/01/24	235		246,030
5.00%, 02/01/27	600		663,522
5.00%, 02/01/27	250		276,467
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB) 5.00%, 02/01/23	250		255,973
Virginia Commonwealth Transportation Board (RB)
5.00%, 09/15/23	400		415,632
5.00%, 09/15/24	325		344,293
5.00%, 09/15/26 (c)	510		563,720
Virginia Public Building Authority, Series A (RB) 5.00%, 08/01/26	265		290,005
Virginia Public Building Authority, Series B (RB) 5.00%, 08/01/26	500		547,179
Virginia Public School Authority, Series B (RB) (SAW) 5.00%, 08/01/23	300		310,720
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Series A (RB) (AGC) 0.75%, 09/02/25 (p)	1,000		926,980
			8,852,530
Washington: 2.7%
City of Seattle, Municipal Light and Power Improvement, Series B (RB) 5.00%, 02/01/26	400		435,213
County of Clark, Public Utility District No. 1 (RB) 5.00%, 01/01/26	500		544,061
County of King (GO) 5.00%, 07/01/24	100		105,596
County of King, Sewer Improvement, Series B (RB)
5.00%, 07/01/25	575		619,396
5.00%, 07/01/26	200		219,304
Energy Northwest Project Electric, Series A (RB) 5.00%, 07/01/25	1,000		1,077,210
Energy Northwest Project Electric, Series C (RB)
5.00%, 07/01/24	450		475,086
	Par
	(000’s	)	Value
Washington (continued)
5.00%, 07/01/25	$1,375		$1,481,163
Energy Northwest, Colombia Generating Station Electric, Series A (RB)
5.00%, 07/01/23	100		103,367
5.00%, 07/01/24	455		480,365
State of Washington Various Purpose, Series D (GO) 5.00%, 02/01/24	200		209,422
State of Washington, Various Purpose, Series R-A (GO) 5.00%, 08/01/24	750		793,782
University of Washington, Series C (RB) (AGM) 5.00%, 04/01/26	800		871,959
Washington Health Care Facilities Authority, CommonSpirit Health, Series B-1 (RB) 5.00%, 08/01/24 (c) (p)	1,000		1,039,772
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 5.00%, 08/15/25	270		284,666
			8,740,362
West Virginia: 0.1%
State of West Virginia, Commissioner of Highways, Surface Transportation Improvements, Series A (RB) 5.00%, 09/01/23	410		425,698
Wisconsin: 1.8%
City of Milwaukee, Series N2 (GO) 4.00%, 03/01/25	750		774,967
City of Milwaukee, Series N4 (GO)
5.00%, 04/01/24	225		234,950
5.00%, 04/01/25	125		132,731
5.00%, 04/01/26	500		540,327
5.00%, 04/01/26	750		810,490
State of Wisconsin, Series 1 (GO) 5.00%, 11/01/22	500		508,534
State of Wisconsin, Series 2 (GO) 5.00%, 11/01/25	380		412,131
State of Wisconsin, Series A (GO) 5.00%, 05/01/27	1,000		1,112,929
State Of Wisconsin, Wisconsin General Obligation Bonds Of, Series A (GO) 5.00%, 05/01/25	500		536,763
State Of Wisconsin, Wisconsin General Obligation Bonds Of, Series B (GO) 5.00%, 05/01/26	525		574,160

See Notes to Financial Statements

165

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Wisconsin (continued)
Wisconsin Department of Transportation, Series 2 (RB) 5.00%, 07/01/24	$120		$126,768
			5,764,750
Total Municipal Bonds: 98.3% (Cost: $337,935,505)			321,852,358
Other assets less liabilities: 1.7%			5,726,940
NET ASSETS: 100.0%			$327,579,298

Definitions:
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax

Footnotes:
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

Summary of Investments by Sector	% of Investments	Value
Airport	2.0%	$6,462,669
Education	4.2	13,563,292
Hospitals	6.6	21,350,297
Industrial Development Revenue	9.6	30,869,319
Leasing	0.1	290,005
Leasing COPS & Appropriations	6.1	19,672,201
Local GO	15.7	50,587,723
Misc	2.8	9,026,270
Multi-Family Housing	1.0	3,293,241
Pollution Control	0.1	274,433
Power	5.2	16,650,658
Refunded	2.5	8,009,238
State	0.3	1,046,102
State GO	18.7	60,027,799
Tax	8.4	27,023,442
Tobacco	0.6	2,069,307
Toll & Turnpike	3.0	9,506,859
Transportation	6.1	19,555,978
Utilities - Other	0.8	2,653,909
Water & Sewer	6.2	19,919,616
	100.0%	$321,852,358

See Notes to Financial Statements

166

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$321,852,358	$—	$321,852,358

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

167

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30,2022

	CEF Muni Income	High Yield Muni	HIP Sustainable	Intermediate
	ETF	ETF	Muni ETF	Muni ETF
Assets:
Investments, at value
Unaffiliated issuers (1)	$169,126,118	$2,958,974,026	$13,431,251	$1,671,853,467
Cash	83	25,644,823	74,665	3,036,128
Receivables:
Investment securities sold	1,176,451	29,463,524	—	—
Dividends and interest	567,368	46,414,406	195,371	20,590,761
Other assets	—	8,158	—	12,480
Total assets	170,870,020	3,060,504,937	13,701,287	1,695,492,836
Liabilities:
Payables:
Investment securities purchased	—	11,298,950	—	—
Shares of beneficial interest redeemed	1,176,438	30,353,945	—	—
Line of credit	222,025	—	—	—
Due to Adviser	59,762	899,999	2,739	338,279
Deferred Trustee fees	4,195	3,184	—	3,000
Accrued expenses	404	—	—	—
Total liabilities	1,462,824	42,556,078	2,739	341,279
NET ASSETS	$169,407,196	$3,017,948,859	$13,698,548	$1,695,151,557
Shares outstanding	7,200,000	54,696,401	300,000	37,098,916
Net asset value, redemption and offering price per share	$23.53	$55.18	$45.66	$45.69
Net Assets consist of:
Aggregate paid in capital	$216,940,602	$3,383,031,447	$15,016,441	$1,837,861,034
Total distributable earnings (loss)	(47,533,406)	(365,082,588)	(1,317,893)	(142,709,477)
NET ASSETS	$169,407,196	$3,017,948,859	$13,698,548	$1,695,151,557
(1) Cost of investments - Unaffiliated issuers	$209,245,916	$3,248,494,841	$14,712,851	$1,815,653,750

See Notes to Financial Statements

168

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2022

		Muni Allocation	Short High Yield
	Long Muni ETF	ETF	Muni ETF	Short Muni ETF
Assets:
Investments, at value
Unaffiliated issuers (1)	$212,572,916	$506,834	$410,085,348	$321,852,358
Affiliated issuers (2)	—	3,176,411	—	—
Cash	266,328	992	3,253,368	1,728,803
Receivables:
Dividends and interest	2,773,666	799	6,157,977	4,054,421
Total assets	215,612,910	3,685,036	419,496,693	327,635,582
Liabilities:
Payables:
Investment securities purchased	—	—	1,110,454	—
Due to Adviser	43,721	247	121,725	54,062
Deferred Trustee fees	1,517	—	—	1,600
Accrued expenses	—	—	221	622
Total liabilities	45,238	247	1,232,400	56,284
NET ASSETS	$215,567,672	$3,684,789	$418,264,293	$327,579,298
Shares outstanding	11,750,000	170,000	18,300,000	19,400,000
Net asset value, redemption and offering price per share	$18.35	$21.68	$22.86	$16.89
Net Assets consist of:
Aggregate paid in capital	$244,883,096	$4,745,722	$459,617,795	$344,629,489
Total distributable earnings (loss)	(29,315,424)	(1,060,933)	(41,353,502)	(17,050,191)
NET ASSETS	$215,567,672	$3,684,789	$418,264,293	$327,579,298
(1) Cost of investments - Unaffiliated issuers	$241,779,794	$634,296	$441,388,890	$337,935,505
(2) Cost of investments - Affiliated issuers	$—	$3,425,288	$—	$—

See Notes to Financial Statements

169

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2022

	CEF Muni Income	High Yield Muni	HIP Sustainable	Intermediate
	ETF	ETF	Muni ETF (a)	Muni ETF
Income:
Dividends	$8,957,774	$—	$—	$—
Interest	168	135,294,617	49,951	35,290,245
Total income	8,957,942	135,294,617	49,951	35,290,245
Expenses:
Management fees	811,918	12,684,417	20,951	4,495,019
Interest and taxes	4,247	511	—	608
Total expenses	816,165	12,684,928	20,951	4,495,627
Net investment income	8,141,777	122,609,689	29,000	30,794,618

Net realized gain (loss) on:
Investments	(2,243,431)	(1,024,604)	(3,603)	(1,756,530)
In-kind redemptions	8,999,249	(20,966,518)	—	14,870,481
Capital gain distributions from investment companies	96,609	—	—	—
Net realized gain (loss)	6,852,427	(21,991,122)	(3,603)	13,113,951

Net change in unrealized appreciation (depreciation) on:
Investments	(50,282,573)	(393,264,600)	(1,281,600)	(232,378,068)
Net change in unrealized appreciation (depreciation)	(50,282,573)	(393,264,600)	(1,281,600)	(232,378,068)
Net Decrease in Net Assets Resulting from Operations	$(35,288,369)	$(292,646,033)	$(1,256,203)	$(188,469,499)

(a) For the period September 9, 2021 (commencement of operations) through April 30, 2022.

See Notes to Financial Statements

170

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2022

		Muni Allocation	Short High Yield
	Long Muni ETF	ETF	Muni ETF	Short Muni ETF
Income:
Dividends - unaffiliated issuers	$—	$20,528	$—	$—
Dividends - affiliated issuers	—	87,122	—	—
Interest	5,753,170	—	10,914,551	3,422,947
Total income	5,753,170	107,650	10,914,551	3,422,947
Expenses:
Management fees	576,431	3,285	1,420,161	643,677
Interest and taxes	1,103	116	1,485	798
Total expenses	577,534	3,401	1,421,646	644,475
Net investment income	5,175,636	104,249	9,492,905	2,778,472

Net realized gain (loss) on:
Investments - unaffiliated issuers	(601,915)	(6,713)	(1,913,896)	(39,007)
Investments - affiliated issuers	—	17,011	—	—
In-kind redemptions - unaffiliated issuers	1,989,895	—	(606,779)	13,315
In-kind redemptions - affiliated issuers	—	91,583	—	—
Capital gain distributions from investment companies - unaffiliated issuers	—	537	—	—
Capital gain distributions from investment companies - affiliated issuers	—	1,241	—	—
Net realized gain (loss)	1,387,980	103,659	(2,520,675)	(25,692)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(39,678,118)	(127,461)	(39,252,516)	(20,861,252)
Investments - affiliated issuers	—	(538,300)	—	—
Net change in unrealized appreciation (depreciation)	(39,678,118)	(665,761)	(39,252,516)	(20,861,252)
Net Decrease in Net Assets Resulting from Operations	$(33,114,502)	$(457,853)	$(32,280,286)	$(18,108,472)

See Notes to Financial Statements

171

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CEF Muni Income ETF		High Yield Muni ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021

Operations:
Net investment income	$8,141,777	$6,611,198	$122,609,689	$116,567,642
Net realized gain (loss)	6,852,427	1,217,584	(21,991,122)	(86,647,125)
Net change in unrealized appreciation (depreciation)	(50,282,573)	25,470,232	(393,264,600)	390,659,103
Net increase (decrease) in net assets resulting from operations	(35,288,369)	33,299,014	(292,646,033)	420,579,620
Distributions to shareholders from:
Distributable earnings	(7,955,563)	(6,430,030)	(124,522,449)	(116,872,827)

Share transactions*:
Proceeds from sale of shares	157,298,802	31,098,244	985,416,843	1,105,042,152
Cost of shares redeemed	(121,225,806)	(23,775,486)	(1,011,621,866)	(517,793,142)
Increase (decrease) in net assets resulting from share transactions	36,072,996	7,322,758	(26,205,023)	587,249,010
Total increase (decrease) in net assets	(7,170,936)	34,191,742	(443,373,505)	890,955,803
Net Assets, beginning of year	176,578,132	142,386,390	3,461,322,364	2,570,366,561
Net Assets, end of year	$169,407,196	$176,578,132	$3,017,948,859	$3,461,322,364
*Shares of Common Stock Issued (no par value)
Shares sold	5,375,000	1,100,000	15,900,000	18,300,000
Shares redeemed	(4,250,000)	(875,000)	(16,600,000)	(8,700,000)
Net increase (decrease)	1,125,000	225,000	(700,000)	9,600,000

See Notes to Financial Statements

172

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	HIP Sustainable Muni ETF	Intermediate Muni ETF
	Period Ended	Year Ended	Year Ended
	April 30, 2022 (a)	April 30, 2022	April 30, 2021
Operations:
Net investment income	$29,000	$30,794,618	$32,364,513
Net realized gain (loss)	(3,603)	13,113,951	25,772,251
Net change in unrealized appreciation (depreciation)	(1,281,600)	(232,378,068)	60,943,861
Net increase (decrease) in net assets resulting from operations	(1,256,203)	(188,469,499)	119,080,625
Distributions to shareholders from:
Distributable earnings	(61,690)	(31,094,619)	(34,896,906)

Share transactions*:
Proceeds from sale of shares	15,016,441	471,684,955	535,463,826
Cost of shares redeemed	—	(358,316,244)	(399,980,004)
Increase in net assets resulting from share transactions	15,016,441	113,368,711	135,483,822
Total increase (decrease) in net assets	13,698,548	(106,195,407)	219,667,541
Net Assets, beginning of period	—	1,801,346,964	1,581,679,423
Net Assets, end of period	$13,698,548	$1,695,151,557	$1,801,346,964
*Shares of Common Stock Issued (no par value)
Shares sold	300,000	9,250,000	10,400,000
Shares redeemed	—	(7,050,000)	(7,800,000)
Net increase	300,000	2,200,000	2,600,000

(a) For the period September 9, 2021 (commencement of operations) through April 30, 2022.

See Notes to Financial Statements

173

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Long Muni ETF		Muni Allocation ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021

Operations:
Net investment income	$5,175,636	$5,402,766	$104,249	$124,237
Net realized gain	1,387,980	2,847,343	103,659	143,994
Net change in unrealized appreciation (depreciation)	(39,678,118)	12,170,970	(665,761)	263,796
Net increase (decrease) in net assets resulting from operations	(33,114,502)	20,421,079	(457,853)	532,027
Distributions to shareholders from:
Distributable earnings	(5,985,800)	(5,817,215)	(97,504)	(135,120)

Share transactions*:
Proceeds from sale of shares	80,649,182	52,826,059	501,848	—
Cost of shares redeemed	(53,634,924)	(39,574,236)	(1,250,769)	—
Increase (decrease) in net assets resulting from share transactions	27,014,258	13,251,823	(748,921)	—
Total increase (decrease) in net assets	(12,086,044)	27,855,687	(1,304,278)	396,907
Net Assets, beginning of year	227,653,716	199,798,029	4,989,067	4,592,160
Net Assets, end of year	$215,567,672	$227,653,716	$3,684,789	$4,989,067
*Shares of Common Stock Issued (no par value)
Shares sold	3,750,000	2,450,000	20,000	—
Shares redeemed	(2,500,000)	(1,850,000)	(50,000)	—
Net increase (decrease)	1,250,000	600,000	(30,000)	—

See Notes to Financial Statements

174

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Short High Yield Muni ETF		Short Muni ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021

Operations:
Net investment income	$9,492,905	$7,318,462	$2,778,472	$2,928,264
Net realized gain (loss)	(2,520,675)	(6,647,337)	(25,692)	1,171,282
Net change in unrealized appreciation (depreciation)	(39,252,516)	26,083,232	(20,861,252)	4,643,506
Net increase (decrease) in net assets resulting from operations	(32,280,286)	26,754,357	(18,108,472)	8,743,052
Distributions to shareholders from:
Distributable earnings	(9,530,270)	(7,514,640)	(3,907,985)	(3,213,715)

Share transactions*:
Proceeds from sale of shares	159,122,366	69,894,109	58,151,543	89,493,269
Cost of shares redeemed	(4,759,705)	(46,687,411)	(5,370,710)	(1,805,548)
Increase in net assets resulting from share transactions	154,362,661	23,206,698	52,780,833	87,687,721
Total increase in net assets	112,552,105	42,446,415	30,764,376	93,217,058
Net Assets, beginning of year	305,712,188	263,265,773	296,814,922	203,597,864
Net Assets, end of year	$418,264,293	$305,712,188	$327,579,298	$296,814,922
*Shares of Common Stock Issued (no par value)
Shares sold	6,300,000	2,800,000	3,250,000	4,950,000
Shares redeemed	(200,000)	(2,000,000)	(300,000)	(100,000)
Net increase	6,100,000	800,000	2,950,000	4,850,000

See Notes to Financial Statements

175

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	CEF Muni Income ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$29.07	$24.34	$26.18	$24.97	$26.58
Net investment income (a)	1.14	1.14	1.09	1.16	1.27
Net realized and unrealized gain (loss) on investments	(5.56)	4.71	(1.83)	1.21	(1.61)
Total from investment operations	(4.42)	5.85	(0.74)	2.37	(0.34)
Distributions from:
Net investment income	(1.12)	(1.12)	(1.10)	(1.16)	(1.27)
Net asset value, end of year	$23.53	$29.07	$24.34	$26.18	$24.97
Total return (b)	(15.82)%	24.38%	(3.17)%	9.83%	(1.45)%

Ratios to average net assets
Gross expenses (c)(d)	0.40%	0.40%	0.45%	0.48%	0.50%
Net expenses (c)(d)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (c)	4.01%	4.17%	4.02%	4.67%	4.78%
Supplemental data
Net assets, end of year (in millions)	$169	$177	$142	$144	$95
Portfolio turnover rate (e)	15%	11%	10%	13%	9%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(d)	Periods after November 1, 2019 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

176

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	High Yield Muni ETF(a)
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$62.48	$56.13	$62.79	$62.16	$61.52
Net investment income (b)	2.09	2.36	2.69	2.67	2.72
Net realized and unrealized gain (loss) on investments	(7.27)	6.38	(6.73)	0.64	0.60
Total from investment operations	(5.18)	8.74	(4.04)	3.31	3.32
Distributions from:
Net investment income	(2.12)	(2.39)	(2.62)	(2.68)	(2.68)
Net asset value, end of year	$55.18	$62.48	$56.13	$62.79	$62.16
Total return (c)	(8.62)%	15.84%	(6.86)%	5.46%	5.48%

Ratios to average net assets
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.38%	3.91%	4.26%	4.31%	4.37%
Supplemental data
Net assets, end of year (in millions)	$3,018	$3,461	$2,570	$2,656	$2,437
Portfolio turnover rate (d)	11%	9%	12%	10%	14%

(a)	On October 26, 2018, the Fund effected a 1 for 2 reverse share split (See Note 10). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

177

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	HIP Sustainable Muni ETF
	Period Ended April 30, 2022(a)
Net asset value, beginning of period	$50.00
Net investment income (b)	0.10
Net realized and unrealized loss on investments	(4.22)
Total from investment operations	(4.12)
Distributions from:
Net investment income	(0.22)
Net asset value, end of period	$45.66
Total return (c)	(8.26	)%(d)

Ratios to average net assets
Expenses	0.24	%(e)
Net investment income	0.33	%(e)
Supplemental data
Net assets, end of period (in millions)	$14
Portfolio turnover rate (f)	11	%(d)

(a)	For the period September 9, 2021 (commencement of operations) through April 30, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

178

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Intermediate Muni ETF(a)
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$51.62	$48.97	$48.94	$46.83	$47.40
Net investment income (b)	0.83	0.98	1.09	1.12	1.08
Net realized and unrealized gain (loss) on investments	(5.92)	2.72	0.10	2.11	(0.59)
Total from investment operations	(5.09)	3.70	1.19	3.23	0.49
Distributions from:
Net investment income	(0.84)	(0.98)	(1.10)	(1.12)	(1.06)
Net realized capital gains	— (c)	(0.07)	(0.06)	—	—
Total distributions	(0.84)	(1.05)	(1.16)	(1.12)	(1.06)
Net asset value, end of year	$45.69	$51.62	$48.97	$48.94	$46.83
Total return (d)	(9.99)%	7.59%	2.40%	6.98%	1.04%

Ratios to average net assets
Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	1.64%	1.90%	2.17%	2.37%	2.24%
Supplemental data
Net assets, end of year (in millions)	$1,695	$1,801	$1,582	$1,720	$1,698
Portfolio turnover rate (e)	4%	6%	7%	7%	9%

(a)	On October 26, 2018, the Fund effected a 1 for 2 reverse share split (See Note 10). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

179

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Long Muni ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.68	$20.18	$20.40	$19.63	$19.63
Net investment income (a)	0.46	0.52	0.57	0.60	0.59
Net realized and unrealized gain (loss) on investments	(3.26)	1.54	(0.20)	0.77	0.01
Total from investment operations	(2.80)	2.06	0.37	1.37	0.60
Distributions from:
Net investment income	(0.46)	(0.52)	(0.57)	(0.60)	(0.60)
Net realized capital gains	(0.07)	(0.04)	(0.02)	—	—
Total distributions	(0.53)	(0.56)	(0.59)	(0.60)	(0.60)
Net asset value, end of year	$18.35	$21.68	$20.18	$20.40	$19.63
Total return (b)	(13.26)%	10.31%	1.75%	7.15%	3.02%

Ratios to average net assets
Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	2.15%	2.45%	2.72%	3.06%	2.96%
Supplemental data
Net assets, end of year (in millions)	$216	$228	$200	$153	$154
Portfolio turnover rate (c)	7%	23%	22%	22%	33%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

180

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Muni Allocation ETF
	Year Ended April 30,
	2022	2021	Period Ended April 30, 2020(a)
Net asset value, beginning of period	$24.95	$22.96	$25.05
Net investment income (b)	0.62	0.62	0.72
Net realized and unrealized gain (loss) on investments	(3.31)	2.05	(2.20)
Total from investment operations	(2.69)	2.67	(1.48)
Distributions from:
Net investment income	(0.58)	(0.68)	(0.61)
Net asset value, end of period	$21.68	$24.95	$22.96
Total return (c)	(11.03)%	11.70%	(6.13	)%(d)

Ratios to average net assets
Gross expenses (e)(f)	0.08%	0.08%	1.28	%(g)
Net expenses (e)(f)	0.08%	0.08%	0.08	%(g)
Net investment income (e)	2.54%	2.54%	3.02	%(g)
Supplemental data
Net assets, end of period (in millions)	$4	$5	$5
Portfolio turnover rate (h)	98%	169%	162	%(d)

(a)	For the period May 15, 2019 (commencement of operations) through April 30, 2020.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)	Periods after November 1, 2019 reflect a unitary management fee structure.
(g)	Annualized
(h)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

181

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Short High Yield Muni ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.06	$23.09	$24.70	$24.24	$24.26
Net investment income (a)	0.58	0.73	0.84	0.80	0.76
Net realized and unrealized gain (loss) on investments	(2.18)	1.99	(1.64)	0.43	(0.02)
Total from investment operations	(1.60)	2.72	(0.80)	1.23	0.74
Distributions from:
Net investment income	(0.60)	(0.75)	(0.81)	(0.77)	(0.76)
Net asset value, end of year	$22.86	$25.06	$23.09	$24.70	$24.24
Total return (b)	(6.58)%	11.89%	(3.44)%	5.16%	3.07%

Ratios to average net assets
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.34%	2.98%	3.37%	3.28%	3.11%
Supplemental data
Net assets, end of year (in millions)	$418	$306	$263	$203	$135
Portfolio turnover rate (c)	16%	14%	17%	22%	27%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

182

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Short Muni ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.04	$17.55	$17.54	$17.18	$17.52
Net investment income (a)	0.15	0.23	0.27	0.27	0.22
Net realized and unrealized gain (loss) on investments	(1.09)	0.51	0.02	0.36	(0.34)
Total from investment operations	(0.94)	0.74	0.29	0.63	(0.12)
Distributions from:
Net investment income	(0.19)	(0.25)	(0.28)	(0.27)	(0.22)
Net realized capital gains	(0.02)	—	—	—	—
Total distributions	(0.21)	(0.25)	(0.28)	(0.27)	(0.22)
Net asset value, end of year	$16.89	$18.04	$17.55	$17.54	$17.18
Total return (b)	(5.27)%	4.27%	1.66%	3.70%	(0.70)%

Ratios to average net assets
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	0.86%	1.26%	1.54%	1.57%	1.26%
Supplemental data
Net assets, end of year (in millions)	$328	$297	$204	$201	$220
Portfolio turnover rate (c)	18%	30%	34%	33%	41%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

183

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2022

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), formerly known as VanEck Vectors ETF Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
CEF Muni Income ETF (“CEF Muni”)	Diversified
High Yield Muni ETF (“High Yield”)	Diversified
HIP Sustainable Muni ETF (“HIP Sustainable”)	Non-Diversified
Intermediate Muni ETF (“Intermediate”)	Diversified
Long Muni ETF (“Long”)	Diversified
Muni Allocation ETF (“Muni Allocation”)	Non-Diversified
Short High Yield Muni ETF (“Short High Yield”)	Diversified
Short Muni ETF (“Short”)	Diversified

Each Fund’s investment objective (except for HIP Sustainable and Muni Allocation) is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The investment objective of HIP Sustainable is to seek current income generally exempt from federal income tax, other than federal alternative minimum tax. The investment objective of Muni Allocation is to maximize long-term after-tax return, consisting of capital appreciation and income exempt from federal income tax. The Funds (except CEF Muni, HIP Sustainable and Muni Allocation) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in each Fund’s respective index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in its index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. CEF Muni seeks to achieve its objectives through a portfolio of securities in substantially the same weighting as its index. The HIP Sustainable is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing, under normal circumstances, in investment grade municipal debt securities that fund issuers with operations or projects helping to promote progress towards sustainable development, in alignment with the goals and metrics defined by the United Nations Sustainable Development Goals. The Muni Allocation is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal circumstances, primarily in VanEck ETFs that invest in publicly traded municipal bonds.

Note 2—Significant Accounting Policies— The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below).
184

Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B. Federal Income Taxes —It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Dividends to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.
185

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

D. Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

E. Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.

The Funds earn interest on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Funds utilize a unitary management fee structure where the Adviser is responsible for all expenses of the Funds, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

The management fee rates for the year ended April 30, 2022, are as follows:

Fund	Unitary Management Fee Rate
CEF Muni	0.40%
High Yield	0.35
HIP Sustainable	0.24
Intermediate	0.24
Long	0.24
Muni Allocation	0.08
Short High Yield	0.35
Short	0.20

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At April 30, 2022, the Adviser owned approximately 17% of HIP Sustainable.

Note 4—Capital Share Transactions—As of April 30, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

186

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose certain variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended April 30, 2022, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
CEF Muni	$30,744,067	$30,363,443	$157,278,016	$121,270,245
High Yield	424,903,619	392,922,071	931,051,999	977,358,329
HIP Sustainable	15,298,483	1,372,121	—	—
Intermediate	177,632,861	79,327,548	405,973,832	358,742,595
Long	22,304,041	16,541,328	76,916,941	54,074,858
Muni Allocation	4,039,050	4,031,625	501,513	1,249,780
Short High Yield	103,756,423	62,635,622	120,060,861	4,885,917
Short	90,069,762	55,710,302	30,066,413	5,465,446

Note 6—Income Taxes—As of April 30, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CEF Muni	$209,239,639	$3,871	$(40,117,392)	$(40,113,521)
High Yield	3,246,840,719	22,760,212	(310,626,905)	(287,866,693)
HIP Sustainable	14,712,851	–	(1,281,600)	(1,281,600)
Intermediate	1,815,791,104	1,873,947	(145,811,584)	(143,937,637)
Long	241,784,131	146,523	(29,357,738)	(29,211,215)
Muni Allocation	4,059,569	–	(376,324)	(376,324)
Short High Yield	441,620,623	1,354,150	(32,889,425)	(31,535,275)
Short	338,985,007	69,076	(17,201,725)	(17,132,649)

At April 30 2022, the components of distributable earnings (loss) on a tax basis, for each Fund, we as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CEF Muni	$716,748	$(8,132,438)	$–	$(4,195)	$(40,113,521)	$(47,533,406)
High Yield	11,178,856	(88,391,567)	–	(3,184)	(287,866,693)	(365,082,588)
HIP Sustainable	12,139	(48,432)	–	–	(1,281,600)	(1,317,893)
Intermediate	2,998,163	(1,767,002)	–	(3,001)	(143,937,637)	(142,709,477)
Long	494,509	(597,202)	–	(1,517)	(29,211,215)	(29,315,425)
187

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Muni Allocation	17,172	(701,781)	–	–	(376,324)	(1,060,933)
Short High Yield	989,660	(10,807,887)	–	–	(31,535,275)	(41,353,502)
Short	403,523	–	(319,465)	(1,600)	(17,132,649)	(17,050,191)

* Post-October losses represent certain ordinary specified and/or capital losses incurred after October 31, 2021. These losses are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of dividends paid to shareholders was as follows:

	April 30, 2022			April 30, 2021
Fund	Tax-Exempt Income	Ordinary Income**	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income**	Long-Term Capital Gains
CEF Muni	$7,850,810	$104,753	$–	$6,346,474	$83,556	$–
High Yield	123,477,189	1,045,260	–	116,187,078	685,749	–
HIP Sustainable	61,690	–	–	–	–	–
Intermediate	31,007,490	61,540	25,589	32,472,877	21,496	2,402,533
Long	5,146,441	9,182	830,177	5,373,134	4,311	439,770
Muni Allocation	96,923	581	–	134,686	434	–
Short High Yield	9,511,759	18,511	–	7,454,678	59,962	–
Short	3,452,059	33,602	422,324	3,212,507	1,208	–

**Includes short-term capital gains (if any).

At April 30 2022, the following Funds had capital loss carryforwards available to offset future capital gains:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
CEF Muni	$(3,418,065)	$(4,714,373)	$(8,132,438)
High Yield	(35,081,349)	(53,310,218)	(88,391,567)
HIP Sustainable	(48,432)	–	(48,432)
Intermediate	(1,608,546)	(158,456)	(1,767,002)
Long	(455,852)	(141,350)	(597,202)
Muni Allocation	(701,781)	–	(701,781)
Short High Yield	(3,496,052)	(7,311,835)	(10,807,887)

During the year ended April 30, 2022, High Yield and Muni Allocation utilized $268,458 and $14,862, respectively, of their capital loss carryover available from prior years.

During the year ended April 30, 2022, as a result of permanent book to tax differences primarily due to the tax treatment of gains/ losses from securities redeemed in-kind, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CEF Muni	$(8,979,782)	$8,979,782
High Yield	21,150,919	(21,150,919)
Intermediate	(14,749,340)	14,749,340
Long	(1,975,987)	1,975,987
188

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Muni Allocation	(78,165)	78,165
Short High Yield	613,432	(613,432)
Short	18,466	(18,466)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2022, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Investments in municipal securities or in Funds holding municipal securities involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices. The market for municipal bonds may be less liquid than for taxable bonds.

High Yield and Short High Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market. High Yield and Short High Yield may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

CEF Muni invests in closed-end funds and Muni Allocation invests in ETFs that may trade at a discount or premium to their net asset value. These Funds are dependent on the performance of underlying funds and are subject to the same risks of investing in municipal bonds. A closed-end fund may be leveraged as part of its investment strategy. As a result, CEF Muni may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

The HIP Sustainable strategy of investing in municipal debt securities of issuers promoting sustainable development may limit the types and number of investments available to the Fund or cause the Fund to invest in securities that underperform the market as a whole. As a result, the Fund may underperform funds that do not have a sustainable investing strategy or funds with sustainable investing strategies that do not employ HIP (Human Impact + Profit) Ratings. In addition, the Fund relies on a data provider for the identification of issuers that promote sustainable development based on their HIP Ratings; however, there can be no guarantee that the data provider’s methodology will align with the Fund’s investment strategy or desirable issuers can be correctly identified.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

189

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

A unitary management fee in which the Adviser is responsible for paying all the expenses of a Fund was adopted on September 1, 2010, for Intermediate, Long, Short, and High Yield Funds, and on November 1, 2019, for CEF Muni and Muni Allocation Funds. For these Funds, the liability for the Plan shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through these dates. Amounts accrued after these dates, including those from Short High Yield and HIP Sustainable, are presented in “Due to Adviser”.

Note 9—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. These fees are included in custody and accounting fees in the Statements of Operations. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2022, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CEF Muni	266	$352,575	1.47%
High Yield	6	1,643,541	1.44
Intermediate	21	655,480	1.44
Long	81	317,289	1.43
Short High Yield	28	1,116,139	1.52
Short	30	488,976	1.68

Outstanding loan balances as of April 30, 2022, if any, are reflected in the Statements of Assets and Liabilities.

Note 10—Share Split—In 2018, the Board of Trustees approved a 1 for 2 reverse share split for Intermediate Muni ETF and High Yield Muni ETF. On October 26, 2018 shares began trading on a split adjusted basis. The Financial Highlights prior to October 26, 2018 have been adjusted to reflect the 1 for 2 reverse share split.

Note 11—Other— At a meeting held on November 30, 2021, the Board of Trustees (the “Board”) of the Trust approved the following changes with respect to High Yield, Intermediate, Long, Short High Yield and Short: (i) changing each Fund’s benchmark index; (ii) changing each Fund’s investment objective; and (iii) changing each Fund’s principal investment strategies, as further detailed in the table below. These changes for each Fund are expected to be implemented within a 9-month period in two phases. The Board has approved a change to each Fund’s investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective Current Index (as defined below).

Effective March 1, 2022, each Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of its Transition Index (as defined below). Beginning after November 30, 2022, each Fund will seek to replicate as closely as possible, before fees and expenses, the price and yield performance of its New Index (as defined below).

During the period from March 1, 2022 to November 30, 2022 (the “Transition”), each Fund will seek to replicate the index set forth under the “Transition Index” column of the table below (each, a “Transition Index”). Each Transition Index is an interim index that will gradually increase exposure to other securities based on their weightings in the corresponding index set forth under the “New Index” column of the table

190

below (each, a “New Index”) while proportionately reducing exposure to the corresponding index set forth under the “Current Index” column of the table below (each, a “Current Index”).

Fund Name	Current Index	Transition Index (March 1, 2022 through November 30, 2022)	New Index (Beginning December 1, 2022)
High Yield	Bloomberg Municipal Custom High Yield Composite Index	ICE High Yield Crossover Municipal Bond Transition Index	ICE Broad High Yield Crossover Municipal Index

Intermediate	Bloomberg AMT-Free Intermediate Continuous Municipal Index	ICE Intermediate AMT- Free Broad National Municipal Transition Index	ICE Intermediate AMT-Free Broad National Municipal Index

Long	Bloomberg AMT-Free Long Continuous Municipal Index	ICE Long AMT-Free Broad National Municipal Transition Index	ICE Long AMT-Free Broad National Municipal Index

Short High Yield	Bloomberg Municipal High Yield Short Duration Index	ICE 1-12 Year High Yield Crossover Municipal Bond Transition Index	ICE 1-12 Year Broad High Yield Crossover Municipal Index

Short	Bloomberg AMT-Free Short Continuous Municipal Index	ICE Short AMT-Free Broad National Municipal Transition Index	ICE Short AMT-Free Broad National Municipal Index

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

191

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF and the Board of Trustees of VanEck ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF, and VanEck Short Muni ETF (collectively referred to as the “Funds”) (eight of the series constituting VanEck ETF Trust (the “Trust”)), including the schedules of investments, as of April 30, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the series constituting VanEck ETF Trust) at April 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

VanEck CEF Muni Income ETF VanEck High Yield Muni ETF	For the year ended April 30, 2022	For each of the two years in the period ended April 30, 2022	For each of the five years in the period ended April 30, 2022
VanEck Intermediate Muni ETF
VanEck Long Muni ETF
VanEck Short High Yield Muni ETF
VanEck Short Muni ETF
VanEck Muni Allocation ETF	For the year ended April 30, 2022	For each of the two years in the period ended April 30, 2022	For each of the two years in the period ended April 30, 2022 and for the period from May 15, 2019 (commencement of operations) through April 30, 2020
VanEck HIP Sustainable Muni ETF	For the period from September 9, 2021 (commencement of operations) through April 30, 2022	For the period from September 9, 2021 (commencement of operations) through April 30, 2022	For the period from September 9, 2021 (commencement of operations) through April 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

192

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

June 23, 2022

193

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The per share amounts of taxable vs. tax-exempt income paid by the funds during the taxable year ended April 30, 2022 are listed in the table below. The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2022 income tax purposes will be sent to them in early 2023.

Additionally, all of the taxable ordinary income represents Qualified Interest Income (QII) for non-resident alien shareholders.

Please consult your tax advisor for proper treatment of this information.

Fund Name	Ticker Symbol	Tax-Exempt Interest Per Share	Tax-Exempt Interest as a Percentage of the Total Distribution	Taxable Ordinary Income Per Share	Taxable Income as a Percentage of the Total Distribution	Total Tax-Exempt + Ordinary Income Distribution Per Share	Long-Term Capital Gains Per Share
CEF Muni	XMPT	$1.110371	99.35%	$0.007229	0.65%	$1.117600	$—
High Yield	HYD	2.103571	99.15	0.018129	0.85	2.121700	—
HIP Sustainable	SMI	0.221200	100.00	—	—	0.221200	—
Intermediate	ITM	0.842353	99.80	0.001647	0.20	0.844000	0.000700
Long	MLN	0.459797	99.88	0.000540	0.12	0.460337	0.069800
Muni Allocation	MAAX	0.578075	99.41	0.003425	0.59	0.581500	—
Short	SMB	0.594173	99.81	0.001127	0.19	0.595300	—
Short High Yield	SHYD	0.192148	99.97	0.000052	0.03	0.192200	0.022600

Additionally, Short Muni ETF paid short-term capital gains of $0.001800 per share that represents Qualified Short-Term Capital Gains (“QSTG”) which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

194

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	63	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.
Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	63	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	75	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Chairman Trustee	Since 2022 Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	63	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	75	Director, Food and Friends, Inc., 2013 to present.
195

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	75	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
196

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.
Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
197

VANECK ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for most funds redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2021 to December 31, 2021 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

198

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	MUNIAR

ANNUAL REPORT April 30, 2022

BDC Income ETF	BIZD™
China Bond ETF	CBON®
Emerging Markets High Yield Bond ETF	HYEM®
Fallen Angel High Yield Bond ETF	ANGL®
Green Bond ETF	GRNB®
International High Yield Bond ETF	IHY®
Investment Grade Floating Rate ETF	FLTR®
J.P. Morgan EM Local Currency Bond ETF	EMLC®
Moody’s Analytics® BBB Corporate Bond ETF	MBBB
Moody’s Analytics® IG Corporate Bond ETF	MIG
Mortgage REIT Income ETF	MORT®
Preferred Securities ex Financials ETF	PFXF®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2022.

VANECK ETF TRUST

PRESIDENT’S LETTER

April 30, 2022 (unaudited)

Dear Fellow Shareholders:

At the start of the year, we believed three themes1 would shape the investment world in 2022: sell growth, buy commodity equities and the Fed tightening will hurt—not crash—the markets. I discussed these themes in an October talk2. While these thoughts seemed obvious, I had forgotten how much damage could be done to investment grade bonds and how far growth stocks could fall. This sell-off, while painful, has been orderly. But the market adjustments are probably not over, so we like to focus on the longer term trends of resource transition and blockchain disruption as the markets adjust to higher interest rates and higher commodity prices.

The Economy

The global economy remains “hot”, fueled by the biggest stimulus seen since WWII. While commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, a key driver of persistent inflation. It tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down, and we won’t really know the answer to the inflation-persistency question until the second half of 2022.

While China has been a large driver of global growth over the past 20 years, its economy has slowed. The jury remains out on just how long China’s slow-down may last and its depth. The question, then, is Will Chinese policymakers stimulate the economy if growth slows too much? And, if they do, will they stimulate enough to keep being a driver of global growth.

Turning to the Fed, the question revolves around its possible actions. Short term, markets do not like Fed uncertainty and may continue to correct. However, I do not think the Fed will hit the brakes too hard by raising rates further than they have already indicated. If market seizes up, though, we may see positive Fed statements and a relief rally. We live in an era in which the Fed keeps an eye on the financial markets. We still see little reason why that would change.

Multi-Year Investment Themes

We continue to focus on two multi-year investment themes.

Energy and crypto were two of the best performing assets in 2021 and are two of the most interesting multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is crypto, in particular, the use of blockchain in a large variety of industries and most especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course, as with all growth, there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

1

VANECK ETF TRUST

PRESIDENT’S LETTER

(unaudited) (continued)

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended April 30, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

May 3, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1VanEck: 2022 Outlook Q&A: Crypto, Inflation and Energy Transition, December 31, 2021, https://www.vaneck.com/us/en/blogs/investment-outlook/2022-outlook-qa-crypto-inflation-and-energy-transition/

2Capital Link Inc.: 2021 Capital Link’s 20th Annual CEF & Global ETFs Forum - Keynote Address - Jan van Eck, October 6, 2021, https://www.youtube. com/watch?v=HQxm6B7umNA

2

VANECK ETF TRUST

MANAGEMENT DISCUSSION

April 30, 2022 (unaudited)

CORPORATE BOND

Fallen Angel Bonds

VanEck Fallen Angel High Yield Bond ETF, which lost 6.63% during the period under review, was the first fallen angel ETF to be launched and is now the largest. Fallen angel high yield bonds are bonds that have been downgraded from investment grade to “junk.” They offer a distinct value proposition that has, historically, provided long-term outperformance—contrarian sector exposures, price appreciation from buying oversold, undervalued bonds and a higher quality focus. Since December 2003, fallen angel high yield bonds have outperformed the broader U.S. high yield market by over 223 basis points annually.1

Telecommunications sector bonds were the biggest detractors, followed by those in the energy sector (which is the ETF’s largest sector exposure) during the period under review. Just two sectors, basic industry and insurance contributed positively to performance and, then, only minimally.

Investment Grade Floating Rate Notes

Floating rate notes are investment grade rated corporate (financial and non-financial) debt issues with coupons that reset to current interest rates, based on a particular benchmark. The coupons on these securities fluctuate with that benchmark, resulting in almost no price sensitivity to changes in interest rates. Short-term interest rates began to increase in December 2021 in anticipation of U.S. Federal Reserve rate hikes, with 3-month USD Libor rising to 1.33% on April 29, 2022 compared to 0.18% one year earlier. VanEck Investment Grade Floating Rate ETF lost 0.45% over this 12 month period. With 3-month USD Libor set to discontinue on June 30, 2023, the fund’s portfolio continues to reflect the ongoing transition in the marketplace towards alternative reference rates, particularly the Secured Overnight Funding Rate (“SOFR”). As of April 30, 2022 the portfolio had a weight of 63% in SOFR linked bonds.

Seven out of 11 sectors provided positive, albeit very small, returns, with the utilities sector contributing the most. The financial sector (the ETF’s largest sector exposure) detracted the most from performance.

Investment Grade Corporate Bonds

The U.S. investment grade corporate bond market is both large and diverse. Investors may achieve better outcomes by being selective within this market, compared to a broad market exposure. Both ETFs track indices that use proprietary credit metrics developed by Moody’s Analytics to identify attractively valued bonds, while avoiding bonds with the highest probability of being downgraded to high yield. VanEck Moody’s Analytics IG Corporate Bond ETF selects from the broad investment grade universe, while VanEck Moody’s Analytics BBB Corporate Bond ETF focuses on the BBB rated segment of the market.

The indices of both funds significantly outperformed the broad market in 2021, their first full year of performance since being launched. In the first four months of the 2022, they also continued to outperform the market, but the overall market declined significantly.

VanEck Moody’s Analytics IG Corporate Bond ETF was down 10.15%. While the leisure sector provided a small positive contribution to the fund’s return, all other sectors detracted from performance, with the banking sector (the ETF’s largest sector exposure) detracting the most. VanEck Moody’s Analytics BBB Corporate Bond ETF was down 10.96% with the banking sector (the ETF’s largest sector exposure) detracting the most from performance. The insurance sector made a small positive contribution to the fund’s return.

EQUITY INCOME

Business Development Companies (BDCs)

BDCs typically lend to, and invest in, small privately held companies. They are one of the few private credit investments available to retail investors. VanEck BDC Income ETF returned 8.23% for the 12 month period, with the fund benefiting from a stable growth environment, elevated middle-market deal activity and muted defaults and non-accruals.

3

VANECK ETF TRUST

MANAGEMENT DISCUSSION (unaudited) (continued)

While companies across the range of capitalizations contributed to fund returns, those in the very smallest and the very largest ranges contributed the most and those in the ranges in between contributed less.

Mortgage REITs

Mortgage REITs generally borrow at short-term rates and lend at long-term rates, potentially profiting from the spread. As such, they can be affected by yield curve movements. Some focus on residential agency and non-agency mortgage backed securities, while others focus on commercial real estate introducing the potential for credit risk. The yield curve has been a major concern for mortgage REIT investors throughout the 12 month period ending April 30, 2022. The flattening, or even inverted, yield curve paired with elevated leverage levels proved challenging for the mortgage REIT business model. Rising rates have put pressure on mortgage backed securities, leading to book value declines for many mortgage REITs. VanEck Mortgage REIT Income ETF returned -14.74% for the 12 month period.

While companies across the range of capitalizations detracted from performance, those with the largest capitalizations detracted the most.

Preferred Securities ex Financials

Preferred securities are considered hybrid securities because they have features of both debt and equity securities. Historically, a company’s preferred securities have offered higher yields than either its common stock or its senior debt. By seeking to track the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index, which excludes financial companies, the fund offers diversification potential and has provided a yield pickup over financial preferred’s historically.

Over the 12 month period ending April 30, 2020, VanEck Preferred Securities ex Financials ETF registered a loss of 3.61%. The technology and electronics, healthcare and energy sectors contributed most positively to the fund’s performance, while the utility, real estate and telecommunications sectors detracted the most.

INTERNATIONAL BOND

China Onshore Bonds

Once closed to foreign investors, China is home to the largest bond market among the emerging economies and is now the second largest market globally. The size of the market is now approximately $20.6 trillion.2 While it has increased in sheer size, a diverse array of bond categories spanning the yield curve has also evolved. Issuers include central and local governments, policy banks, state-owned enterprises and listed/non-listed corporations. Foreign interest in onshore bonds continues to increase, driven by their attractive yield and diversification potential, with inflows expected to continue as onshore bonds are gradually included in global bond indexes.

VanEck China Bond ETF, recorded a gain of 1.02% over the 12 month period ending April 30, 2022. All sectors, except for the financial sector, contributed positively to performance, with the utilities, industrial and energy sectors contributing the most.

Emerging Markets Local Currency Bonds

Emerging markets governments issue bonds denominated in their own currencies, which can provide yield enhancement and diversification opportunities for investors. These include bonds from countries in Africa, Latin America, Eastern Europe, the Middle East and Asia.

Following a significant decline toward the end of the last fiscal year, VanEck J.P. Morgan EM Local Currency Bond ETF, recorded a loss of 14.53% over the 12 month period.

While bonds denominated in Brazilian real, Indonesian rupiah and Chinese renminbi contributed the most positively to the fund’s total return, of other bonds denominated in Russian rubles were by far the greatest detractors from performance. Russian bonds lost nearly all value following the country’s invasion of Ukraine in February 2022. Russia was removed from the ETF’s index at the end of March.

4

Emerging Markets High Yield Bonds

Emerging markets high yield corporate bonds offer investors exposure to corporate, quasi sovereign and agency issuers from emerging markets countries. They may offer greater yield potential and higher average credit quality versus U.S. high yield bonds, while providing diversification benefits within a global high yield portfolio.

VanEck Emerging Markets High Yield Bond ETF lost 12.84% over the 12 month period. In terms of the country of risk, amongst those bonds contributing positively to total return, Argentinian bonds were by far the greatest contributors. Issuers from Russia and China, followed by Ukraine, were the greatest detractors from performance. Real estate bonds, followed by those from the basic industry and telecommunications sectors, detracted by far the most from total return. The local authority sector was the sole sector to contribute positively to performance.

International High Yield Bonds

Non U.S. high yield bonds have continued to provide an opportunity to diversify not only geographically, but also in terms of currency, with bonds denominated, for example, in euros, sterling, and Canadian dollars, as well as U.S. dollars.

Over the period, VanEck International High Yield Bond ETF had a negative return of 15.07%. Bonds from real estate issuers, followed by those from the telecommunications and basic industry sectors, detracted the most from the fund’s total return. No sector contributed positively to performance. All currency groups detracted from performance, with bonds denominated in U.S. dollars and Euro detracting the most and those in Canadian dollars the least. Argentinian issuers provided the greatest positive contribution to total return in terms of country of risk, while Chinese, French and Italian issuers detracted the most from performance.

Green Bonds

Green bonds are issued to finance projects with a positive environmental impact and, in the vast majority of cases, are backed by the issuer’s full balance sheet (rather than the projects financed). Issuance has increased each year since 2011 and, in 2021, global issuance reached nearly $550 billion. The green bond market has also become more diverse as new types of issuers have entered the market in multiple currencies, allowing targeted exposures within the market. VanEck Green Bond ETF focuses on the U.S. dollar denominated portion of the global green bond market, allowing investors to build a sustainable fixed income portfolio, without currency risk and without sacrificing yield potential.

VanEck Green Bond ETF had a negative return of 9.30% for the 12 month period, having been impacted significantly by rising interest rates. From a country of risk perspective, only issuers from Argentina and Turkey contributed positively to total return. Bonds from the U.S. and China detracted the most from performance. Financial-, utilities- and real estate-related bonds were the greatest detractors from returns. No one sector contributed positively to performance.

Returns based on funds’ net asset values (NAVs).

All indices listed are unmanaged indices and include the reinvestment of dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made.

1 Source: FactSet. Reflects the performance of fallen angel U.S. high yield bonds compared to the ICE BofAML US High Yield Index from 12/31/2003 to 4/30/2022. Fallen angel U.S. high yield bond data on and prior to February 28, 2020 reflects that of the ICE BofA US Fallen Angel High Yield Index (H0FA). From February 28, 2020 forward, the Fallen Angel U.S. High Yield index data reflects that of the fund’s new underlying index, the ICE US Fallen Angel High Yield 10% Constrained Index (H0CF). Fallen angel U.S. high yield bond data history which includes periods prior to February 28, 2020 links H0FA and H0CF and is not intended for third-party use.

2 The Bank for International Settlements: Debt securities statistics, September 2021

5

VANECK BDC INCOME ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBIZDTG[1]	SPTR[2]
One Year	8.14%	8.23%	8.83%	0.21%
Five Year	7.21%	7.19%	7.23%	13.66%
Life*	7.11%	7.10%	7.15%	13.68%

*	Commencement of Fund: 2/11/13; First Day of Secondary Market Trading: 2/12/13.

[1]	MVIS® US Business Development Companies Index (MVBIZDTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of business development companies (BDCs). To be eligible for the MVBIZDTG and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

6

VANECK CHINA BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	CHQU01TR1	LBUSTRUU[2]
One Year	0.30%	1.02%	2.08%	(8.51)%
Five Year	4.96%	4.70%	5.62%	1.20%
Life*	2.34%	2.40%	3.31%	1.57%

*	Commencement of Fund: 11/10/14; First Day of Secondary Market Trading: 11/11/14.

[1]	ChinaBond China High Quality Bond Index (CHQU01TR) is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.

As of October 31, 2018, index data for the ChinaBond China High Quality Bond Index (the “Index”) for all periods presented reflect the CHQU01TR stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

7

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	EMLH[1]	LBUSTRUU[2]
One Year	(14.13)%	(12.84)%	(14.14)%	(8.51)%
Five Year	0.68%	0.88%	0.86%	1.20%
Life*	3.47%	3.56%	3.93%	1.70%

*	Commencement of Fund: 5/8/12; First Day of Secondary Market Trading: 5/9/12.

[1]	ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index (EMLH) is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that have a below investment grade rating (in accordance with the Index Provider’s methodology) and that are issued in the major domestic and Eurobond markets.

Index data prior to May 11, 2015 reflects that of the BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index. From May 11, 2015, forward, the index data reflects that of the EMLH. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

8

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	H0CF1	LBUSTRUU[2]
One Year	(7.59)%	(6.63)%	(6.16)%	(8.51)%
Five Year	4.36%	4.60%	5.14%	1.20%
Ten Year	6.87%	7.12%	8.04%	1.73%

[1]	ICE US Fallen Angel High Yield 10% Constrained Index (H0CF) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating in accordance with the ICE Data’s methodology. The Index includes bonds issued by both U.S. and non-U.S. issuers.

Index data prior to February 28, 2020 reflects that of ICE BofAML US Fallen Angel High Yield Index. From February 28, 2020, forward, the index data reflects that of H0CF. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

9

VANECK GREEN BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	SPGRUSST[1]	LBUSTRUU[2]
One Year	(10.01)%	(9.30)%	(9.13)%	(8.51)%
Five Year	0.53%	0.71%	1.25%	1.20%
Life*	1.16%	1.24%	1.77%	1.43%

*	Commencement of Fund: 3/3/17; First Day of Secondary Market Trading: 3/4/17.

[1]	S&P Green Bond U.S. Dollar Select Index (SPGRUSST) is designed to provide a broad measure of the performance of the investable, U.S. dollar-denominated “green” bond market. The Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar-denominated “green”-labeled bonds issued globally. For a bond to be eligible for inclusion in the Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”) to be eligible for inclusion in the Index.

Index data prior to September 1, 2019 reflects that of the S&P Green Bond Select Index. From September 1, 2019, forward, the index data reflects that of the SPGUSST. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

10

VANECK INTERNATIONAL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	HXUS[1]	LBUSTRUU[2]
One Year	(15.71)%	(15.07)%	(15.67)%	(8.51)%
Five Year	1.10%	1.20%	1.51%	1.20%
Ten Year	3.27%	3.41%	3.95%	1.73%

[1]	ICE BofA ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

11

VANECK INVESTMENT GRADE FLOATING RATE ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVFLTR[1]	LBUSTRUU[2]
One Year	(0.61)%	(0.45)%	(0.29)%	(8.51)%
Five Year	1.78%	1.82%	2.04%	1.20%
Ten Year	1.85%	1.70%	2.04%	1.73%

[1]	MVIS® US Investment Grade Floating Rate Index (MVFLTR) is comprised of U.S. dollar-denominated floating rate notes with outstanding issue sizes greater than or equal to $500 million, issued by corporate entities or similar commercial entities that are public reporting companies in the United States with at least one investment grade rating.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

12

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	GBIEMCOR[1]	LBUSTRUU[2]
One Year	(14.55)%	(14.53)%	(14.70)%	(8.51)%
Five Year	(2.11)%	(2.03)%	(1.65)%	1.20%
Ten Year	(1.97)%	(1.90)%	(1.36)%	1.73%

[1]	J.P. Morgan GBI-EMG Core Index (GBIEMCOR) is designed to track the performance of bonds issued by emerging markets governments and denominated in the local currency of the issuer.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

13

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBI[1]	LBUSTRUU[2]
One Year	(11.23)%	(10.96)%	(11.34)%	(8.51)%
Life*	(8.25)%	(8.09)%	(8.42)%	(7.53)%

*	Commencement of Fund: 12/1/20; First Day of Secondary Market Trading: 12/2/20.

[1]	MVIS® Moody’s Analytics® BBB Investment Grade Corporate Bond Index (MVBI) is designed to track the performance of U.S. dollar-denominated BBB rated corporate bonds that offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody’s Analytics, Inc.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

14

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVCI[1]	LBUSTRUU[2]
One Year	(10.32)%	(10.15)%	(10.34)%	(8.51)%
Life*	(8.05)%	(7.94)%	(8.16)%	(7.53)%

*	Commencement of Fund: 12/1/20; First Day of Secondary Market Trading: 12/2/20.

[1]	MVIS® Moody’s Analytics® US Investment Grade Corporate Bond Index (MVCI) is designed to track the performance of U.S. dollar-denominated investment grade corporate bonds that offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody’s Analytics, Inc.

[2]	Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

15

VANECK MORTGAGE REIT INCOME ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVMORTTG[1]	SPTR[2]
One Year	(14.70)%	(14.74)%	(14.52)%	0.21%
Five Year	(1.01)%	(1.03)%	(0.78)%	13.66%
Ten Year	4.28%	4.30%	4.67%	13.67%

[1]	MVIS® US Mortgage REITs Index (MVMORTTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. REITs that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

16

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

PERFORMANCE COMPARISON

April 30, 2022 (unaudited)

Average Annual Total Return
	Share Price	NAV	PFAN[1]	SPTR[2]
One Year	(4.20)%	(3.61)%	(3.32)%	0.21%
Five Year	4.56%	4.67%	4.89%	13.66%
Life*	5.28%	5.32%	5.40%	14.30%

*	Commencement of Fund: 7/16/12; First Day of Secondary Market Trading: 7/17/12.

[1]	ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (PFAN) is a rules-based index designed to track the performance of exchange-listed U.S. dollar denominated hybrid debt, preferred stock and convertible preferred stock publicly issued by non-financial corporations in the U.S. domestic market. It includes both rated and unrated securities, and securities with either a fixed or floating rate coupon or dividend.

Index data prior to June 1, 2021 reflects that of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. From June 1, 2021, forward, the index data reflects that of PFAN. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

17

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

MVBIZDTG, MVFLTR, MVMORTTG, MVBI and MVCI are published by MV Index Solutions GmbH (MVIS), a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. CHQU01TR is published by China Central Depository & Clearing Co., Ltd. (China Central Depository). GBIEMCOR is published by JPMorgan Securities Inc. (J.P. Morgan). EMLH, HOCF and HXUS are published by ICE Data Indices, LLC. SPGRUSST is published by S&P Dow Jones Indices (S&P). PFAN is published by Wells Fargo & Company, LLC (Wells Fargo).

The LBUSTRUU is a broad-based benchmark published by Bloomberg Index Services Limited (Bloomberg). SPTR is a broad-based benchmark published by S&P.

MVIS, China Central Depository, J.P. Morgan, ICE Data Indices, LLC, S&P, Wells Fargo, and Bloomberg do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

18

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2021 to April 30, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2021 - April 30, 2022(a)
BDC Income ETF
Actual	$1,000.00	$993.70	0.41%	$2.03
Hypothetical (b)	$1,000.00	$1,022.76	0.41%	$2.06
China Bond ETF
Actual	$1,000.00	$980.40	0.50%	$2.46
Hypothetical (b)	$1,000.00	$1,022.32	0.50%	$2.51
Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$880.60	0.40%	$1.87
Hypothetical (b)	$1,000.00	$1,022.81	0.40%	$2.01
Fallen Angel High Yield Bond ETF
Actual	$1,000.00	$891.30	0.35%	$1.64
Hypothetical (b)	$1,000.00	$1,023.06	0.35%	$1.76
Green Bond ETF
Actual	$1,000.00	$907.30	0.20%	$0.95
Hypothetical (b)	$1,000.00	$1,023.80	0.20%	$1.00
International High Yield Bond ETF
Actual	$1,000.00	$874.50	0.40%	$1.86
Hypothetical (b)	$1,000.00	$1,022.81	0.40%	$2.01
Investment Grade Floating Rate ETF
Actual	$1,000.00	$992.10	0.14%	$0.69
Hypothetical (b)	$1,000.00	$1,024.10	0.14%	$0.70
19

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2021 - April 30, 2022(a)
J.P. Morgan EM Local Currency Bond ETF
Actual	$1,000.00	$883.50	0.30%	$1.40
Hypothetical (b)	$1,000.00	$1,023.31	0.30%	$1.51
Moody’s Analytics BBB Corporate Bond ETF
Actual	$1,000.00	$870.90	0.25%	$1.16
Hypothetical (b)	$1,000.00	$1,023.55	0.25%	$1.25
Moody’s Analytics IG Corporate Bond ETF
Actual	$1,000.00	$878.40	0.20%	$0.93
Hypothetical (b)	$1,000.00	$1,023.80	0.20%	$1.00
Mortgage REIT Income ETF
Actual	$1,000.00	$826.40	0.41%	$1.86
Hypothetical (b)	$1,000.00	$1,022.76	0.41%	$2.06
Preferred Securities ex Financials ETF
Actual	$1,000.00	$908.90	0.40%	$1.89
Hypothetical (b)	$1,000.00	$1,022.81	0.40%	$2.01

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
20

VANECK BDC INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Number of Shares	Value
COMMON STOCKS: 100.0%
Diversified Financials: 100.0%
Apollo Investment Corp. †	1,473,080	$18,693,385
Ares Capital Corp.	4,267,287	86,497,908
Bain Capital Specialty Finance, Inc. †	1,208,119	18,580,870
Barings BDC, Inc.	2,000,551	20,365,609
BlackRock TCP Capital Corp. †	1,422,331	19,485,935
Capital Southwest Corp. †	589,097	13,672,941
Carlyle Secured Lending, Inc. †	1,183,972	16,587,448
Fidus Investment Corp. †	565,596	11,283,640
FS KKR Capital Corp.	2,533,150	53,069,493
Gladstone Capital Corp. †	844,642	9,840,079
Gladstone Investment Corp. †	817,573	12,705,084
Goldman Sachs BDC, Inc. †	1,476,686	27,717,396
Golub Capital BDC, Inc. †	2,092,306	31,217,206
Hercules Capital, Inc. †	1,857,087	31,199,062
Main Street Capital Corp. †	771,636	31,050,633
New Mountain Finance Corp. †	2,072,757	27,567,668
Newtek Business Services Corp. †	565,091	14,149,879
Oaktree Specialty Lending Corp. †	3,842,602	27,513,030
	Number of Shares	Value
Diversified Financials (continued)
Owl Rock Capital Corp. †	2,918,336	$41,761,388
PennantPark Floating Rate Capital Ltd. †	906,118	12,051,369
PennantPark Investment Corp. †	1,535,227	11,360,680
Prospect Capital Corp. †	3,900,116	30,030,893
Sixth Street Specialty Lending, Inc.	1,224,520	27,355,777
SLR Investment Corp.	1,200,254	19,744,178
TriplePoint Venture Growth BDC Corp. †	717,736	11,304,342
Total Common Stocks (Cost: $606,204,356)		624,805,893

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 12.7% (Cost: $79,333,623)
Money Market Fund: 12.7%
State Street Navigator Securities Lending Government Money Market Portfolio	79,333,623	79,333,623
Total Investments: 112.7% (Cost: $685,537,979)		704,139,516
Liabilities in excess of other assets: (12.7)%		(79,109,264)
NET ASSETS: 100.0%		$625,030,252

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $90,835,371.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	100.0%	$624,805,893

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$624,805,893	$—	$—	$624,805,893
Money Market Fund	79,333,623	—	—	79,333,623
Total Investments	$704,139,516	$—	$—	$704,139,516

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

21

VANECK CHINA BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par (000’s		)	Value
CORPORATE BONDS: 74.6%
Basic Materials: 10.3%
Anshan Iron And Steel Group Co. Ltd. 4.28% (ChinaBond Government Security Yield Curve 3Y YTM+4.81%), 07/30/23 (o) (s)	CNY	15,000		$2,294,826
ChemChina Petrochemical Co. Ltd. 4.00%, 11/06/24	CNY	20,000		3,035,184
China National Building Material Co. Ltd. 4.89%, 07/17/24	CNY	3,000		454,245
Guangdong Guangxin Holdings Group Ltd. 3.37%, 03/11/25	CNY	20,000		3,032,663
Hesteel Co. Ltd. 4.08%, 11/26/24	CNY	10,000		1,533,386
Taiyuan Iron & Steel Group Co. Ltd. 3.88%, 08/13/24	CNY	10,000		1,536,343
Zijin Mining Group Co. Ltd. 3.51%, 02/21/25	CNY	10,000		1,522,309
				13,408,956
Consumer Cyclicals: 0.6%
Beijing Tourism Group Co. Ltd. 3.95%, 08/02/26	CNY	4,900		747,499
Energy: 2.8%
PetroChina Co. Ltd. 3.50%, 01/19/26	CNY	3,490		533,935
Yankuang Energy Group Co. Ltd. 3.43%, 03/12/25	CNY	20,000		3,034,699
				3,568,634
Financials: 41.4%
Agricultural Development Bank of China
2.25%, 04/22/25	CNY	6,300		937,579
2.96%, 04/17/30	CNY	10,340		1,537,244
3.28%, 05/13/22	CNY	1,205		181,493
3.52%, 05/24/31	CNY	10,000		1,549,219
3.63%, 07/19/26	CNY	2,700		418,272
3.74%, 07/12/29	CNY	7,600		1,190,629
3.75%, 01/25/29	CNY	5,150		807,910
3.79%, 10/26/30	CNY	1,110		174,860
3.85%, 01/06/27	CNY	10,230		1,603,214
4.39%, 09/08/27	CNY	9,500		1,531,547
4.65%, 05/11/28	CNY	5,560		911,538
Beijing Automotive Group Co. Ltd. 4.48%, 10/19/23	CNY	19,600		2,983,817
Beijing Haidian State-Owned Assets Operation Co. Ltd. 3.70%, 10/24/24	CNY	15,000		2,271,216
Beijing State-Owned Assets Management Co. Ltd. 5.90%, 06/25/24	CNY	2,052		328,819
	Par (000’s		)	Value
Financials (continued)
Beijing State-Owned Capital Operation Management Co. Ltd. 3.85%, 01/14/24	CNY	15,000		$2,302,123
China Cinda Asset Management Co. Ltd. 4.75%, 04/14/27	CNY	20,000		3,168,797
China Development Bank
3.18%, 04/05/26	CNY	4,850		739,834
3.30%, 03/03/26	CNY	12,030		1,846,513
3.39%, 02/03/27	CNY	20,904		3,231,611
3.41%, 06/07/31	CNY	1,640		251,969
3.45%, 09/20/29	CNY	4,800		739,081
3.48%, 01/08/29	CNY	4,460		688,451
3.65%, 05/21/29	CNY	7,150		1,113,776
3.66%, 03/01/31	CNY	1,170		183,041
3.70%, 10/20/30	CNY	4,150		649,117
3.87%, 08/01/23	CNY	20,709		3,182,234
4.04%, 04/10/27	CNY	11,610		1,837,730
4.04%, 07/06/28	CNY	2,720		432,827
4.59%, 08/01/38	CNY	20,301		3,483,576
Chongqing Longhu Development Co. Ltd.
3.45%, 08/02/23	CNY	5,000		748,501
3.75%, 03/21/23	CNY	1,600		240,852
4.44%, 01/25/24	CNY	8,000		1,212,276
Cinda Investment Co. Ltd. 4.30%, 12/22/23	CNY	3,000		453,858
CITIC Securities Co. Ltd. 3.78%, 09/10/24	CNY	3,000		461,781
Export-Import Bank of China
3.22%, 05/14/26	CNY	5,470		835,494
3.23%, 03/23/30	CNY	8,240		1,248,452
3.28%, 02/11/24	CNY	4,670		712,951
3.33%, 02/22/26	CNY	9,610		1,473,038
3.38%, 07/16/31	CNY	4,250		651,085
3.43%, 10/23/25	CNY	1,830		281,538
3.74%, 11/16/30	CNY	2,380		373,804
3.86%, 05/20/29	CNY	5,780		911,633
3.88%, 01/12/36	CNY	1,170		187,295
4.89%, 03/26/28	CNY	3,010		498,524
Guangdong Hengjian Investment Holding Co. Ltd. 3.84%, 08/07/24	CNY	5,000		768,696
Guangzhou Asset Management Co. Ltd. 3.79%, 01/22/24	CNY	15,000		2,291,300
Guotai Junan Securities Co. Ltd. 3.31%, 05/21/24	CNY	200		30,466
				53,659,581
Industrials: 11.6%
China Railway Group Ltd. 3.99%, 07/16/24	CNY	5,000		771,790
China State Railway Group Co. Ltd. 3.45%, 07/25/24	CNY	15,000		2,297,997
Guangzhou Metro Group Co. Ltd.

See Notes to Financial Statements

22

	Par (000’s		)	Value
Industrials (continued)
4.84%, 08/09/27	CNY	1,500		$227,464
6.05%, 06/03/24 #	CNY	1,350		210,127
Hubei Provincial Communications Investment Group Co. Ltd. 6.68%, 03/27/24	CNY	3,500		564,794
Jiangxi Ganyue Expressway Co. Ltd. 6.09%, 08/11/24	CNY	2,100		338,756
Nanjing Yangzi State-Owned Investment Group Co. Ltd. 3.63%, 10/21/24	CNY	12,000		1,817,099
Qingdao Conson Development Group Co. Ltd. 3.55%, 01/09/25	CNY	5,000		758,544
Shandong Hi-Speed Group Co. Ltd. 4.00%, 10/21/24	CNY	17,000		2,625,326
Shanghai Pudong Development Group Co. Ltd. 3.52%, 04/21/26	CNY	10,000		1,539,049
Sichuan Development Holding Co. Ltd.
4.30%, 03/26/24	CNY	5,000		773,747
4.55%, 08/06/25	CNY	5,000		770,947
Tianjin Infrastructure Construction & Investment Group Co. Ltd. 5.70%, 02/26/23 #	CNY	135		20,152
Wuhan Metro Group Co. Ltd. 3.55%, 04/14/30	CNY	2,000		305,271
Xiamen C&D Corp. Ltd. 4.14% (ChinaBond Government Security Yield Curve 3Y YTM+4.29%), 12/17/22 (o) (s)	CNY	13,000		1,974,261
				14,995,324
Real Estate: 4.1%
Beijing Public Housing Center Co. Ltd. 3.19%, 04/16/40	CNY	15,000		2,267,797
China Fortune Land Development Co. Ltd.
5.50%, 10/22/22 (d) *	CNY	1,000		37,460
7.00%, 03/03/21 (d) *	CNY	1,000		37,829
China Vanke Co. Ltd. 3.55%, 09/26/24	CNY	10,000		1,511,929
COFCO Commercial Property Investment Co. Ltd.
	Par (000’s		)	Value
Real Estate (continued)
3.94%, 01/25/25	CNY	10,000		$1,511,439
				5,366,454
Utilities: 3.8%
China Huaneng Group Co. Ltd. 3.55% (ChinaBond Government Security Yield Curve 5Y YTM+3.56%), 03/09/25 (o) (s)	CNY	15,000		2,288,240
China Southern Power Grid Co. Ltd. 5.90%, 03/19/24	CNY	900		143,537
China Yangtze Power Co. Ltd. 3.35%, 10/17/26	CNY	1,500		226,185
Shandong Luxin Investment Holdings Group Co. Ltd. 3.85%, 01/07/26	CNY	10,000		1,529,712
State Power Investment Corp. Ltd. 4.20%, 11/20/23	CNY	4,995		769,756
				4,957,430
Total Corporate Bonds (Cost: $98,953,467)				96,703,878

GOVERNMENT OBLIGATIONS: 18.7%
China Government Bond
1.99%, 04/09/25	CNY	5,660		840,874
2.68%, 05/21/30	CNY	6,320		936,714
2.69%, 08/12/26	CNY	7,450		1,125,212
2.77%, 06/24/30	CNY	5,690		846,639
2.85%, 06/04/27	CNY	9,140		1,387,507
2.86%, 07/16/30	CNY	9,520		1,425,972
2.90%, 05/05/26	CNY	846		128,898
3.01%, 05/13/28	CNY	12,180		1,855,968
3.02%, 10/22/25	CNY	9,250		1,415,692
3.02%, 05/27/31	CNY	6,210		943,968
3.03%, 03/11/26	CNY	9,070		1,388,387
3.25%, 06/06/26	CNY	6,030		931,998
3.27%, 11/19/30	CNY	18,270		2,840,022
3.27%, 08/22/46	CNY	32,966		4,952,608
3.28%, 12/03/27	CNY	6,150		955,012
3.29%, 05/23/29	CNY	6,080		944,814
3.52%, 04/25/46	CNY	4,000		615,549
3.74%, 09/22/35	CNY	3,900		632,415
Total Government Obligations (Cost: $24,833,463)				24,168,249
Total Investments: 93.3% (Cost: $123,786,930)				120,872,127
Other assets less liabilities: 6.7%				8,715,014
NET ASSETS: 100.0%				$129,587,141

Definitions:

CNY	Chinese Yuan

See Notes to Financial Statements

23

VANECK CHINA BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $230,279 which represents 0.2% of net assets.
(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
Summary of Investments by Sector	% of Investments	Value
Basic Materials	11.1%	$13,408,956
Consumer Cyclicals	0.6	747,499
Energy	3.0	3,568,634
Financials	44.4	53,659,581
Government Activity	20.0	24,168,249
Industrials	12.4	14,995,324
Real Estate	4.4	5,366,454
Utilities	4.1	4,957,430
	100.0%	$120,872,127

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$96,703,878	$—	$96,703,878
Government Obligations *	—	24,168,249	—	24,168,249
Total Investments	$—	$120,872,127	$—	$120,872,127

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

24

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par (000’s	)	Value
CORPORATE BONDS: 96.2%
Argentina: 3.2%
Arcor SAIC 144A 6.00%, 07/06/23	$1,825		$1,831,908
Capex SA 144A 6.88%, 05/15/24	1,075		1,028,221
Generacion Mediterranea SA / Central Termica Roca SA 144A 9.62%, 12/01/27	1,125		899,797
Genneia SA 144A 8.75%, 09/02/27	1,300		1,276,503
MercadoLibre, Inc.
2.38%, 01/14/26 †	1,425		1,288,001
3.12%, 01/14/31	2,550		2,066,367
MSU Energy SA / UGEN SA / UENSA SA 144A 6.88%, 02/01/25	1,825		1,457,253
MSU Energy SA / UGEN SA / UENSA SA Reg S 6.88%, 02/01/25	300		239,549
Pampa Energia SA 144A
7.38%, 07/21/23	1,325		1,326,756
7.50%, 01/24/27	2,275		2,116,637
9.12%, 04/15/29	1,100		1,018,980
Pan American Energy LLC 144A 9.12%, 04/30/27	1,025		1,134,983
Pan American Energy LLC Reg S 9.12%, 04/30/27	50		55,365
Telecom Argentina SA 144A
8.00%, 07/18/26	1,325		1,257,213
8.50%, 08/06/25	1,375		1,333,695
Telecom Argentina SA Reg S 8.00%, 07/18/26	100		94,884
Transportadora de Gas del Sur SA 144A 6.75%, 05/02/25	1,460		1,374,882
Transportadora de Gas del Sur SA Reg S 6.75%, 05/02/25	250		235,425
YPF Energia Electrica SA 144A 10.00%, 07/25/26	1,450		1,358,432
YPF SA 144A
1.50%, 09/30/33 (s)	2,200		1,334,300
2.50%, 06/30/29 (s)	2,750		2,000,886
4.00%, 02/12/26 (s)	2,875		2,552,554
6.95%, 07/21/27	2,275		1,649,659
7.00%, 12/15/47	1,875		1,173,984
8.50%, 07/28/25	4,050		3,306,359
8.50%, 06/27/29	1,412		1,075,513
8.75%, 04/04/24	2,240		2,097,290
YPF SA Reg S 6.95%, 07/21/27	550		398,819
			36,984,215
Armenia: 0.1%
Ardshinbank CJSC Via Dilijan Finance BV 144A 6.50%, 01/28/25	1,000		930,000
	Par (000’s	)	Value
Austria: 0.1%
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV 144A 5.00%, 05/07/28	$800		$702,472
Klabin Austria GmbH Reg S
3.20%, 01/12/31	200		159,014
7.00%, 04/03/49 †	200		194,171
			1,055,657
Azerbaijan: 0.9%
Southern Gas Corridor CJSC 144A 6.88%, 03/24/26 †	6,575		7,020,312
Southern Gas Corridor CJSC Reg S 6.88%, 03/24/26	750		800,796
State Oil Co. of the Azerbaijan Republic Reg S 6.95%, 03/18/30	2,650		2,875,382
			10,696,490
Bahrain: 1.4%
BBK BSC Reg S 5.50%, 07/09/24	1,800		1,841,274
GFH Sukuk Ltd. Reg S 7.50%, 01/28/25	1,800		1,801,800
Mumtalakat Sukuk Holding Co. Reg S
4.10%, 01/21/27	1,800		1,789,146
5.62%, 02/27/24	2,200		2,267,430
Oil and Gas Holding Co. BSCC 144A
7.50%, 10/25/27	3,625		3,824,625
7.62%, 11/07/24	2,775		2,910,056
8.38%, 11/07/28	1,750		1,928,245
			16,362,576
Barbados: 0.2%
Sagicor Financial Co. Ltd. 144A 5.30%, 05/13/28	2,000		1,952,990
Bermuda: 1.0%
Digicel Group Holdings Ltd. 144A 8.00%, 04/01/25	1,657		1,384,114
Digicel Group Two Ltd. 144A 8.25%, 09/30/22	437		10,925
Digicel International Finance Ltd./Digicel international Holdings Ltd 144A
8.75%, 05/25/24 †	4,400		4,349,444
13.00%, 12/31/25	1,210		1,190,308
Digicel Ltd. 144A 6.75%, 03/01/23	1,930		1,735,128
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	2,400		2,371,788
Investment Energy Resources Ltd. Reg S 6.25%, 04/26/29	200		197,649
			11,239,356

See Notes to Financial Statements

25

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Brazil: 8.5%
Adecoagro SA 144A 6.00%, 09/21/27	$1,350		$1,327,691
Adecoagro SA Reg S 6.00%, 09/21/27	450		442,564
Aegea Finance Sarl 144A 5.75%, 10/10/24	700		718,403
Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	1,200		1,139,244
Arcos Dorados Holdings, Inc. 144A 5.88%, 04/04/27	1,768		1,794,803
Atento Luxco 1 SA 144A 8.00%, 02/10/26 †	975		963,484
Azul Investments LLP 144A 5.88%, 10/26/24	400		356,094
B2W Digital Lux Sarl 144A 4.38%, 12/20/30	800		658,988
B3 SA - Brasil Bolsa Balcao 144A 4.12%, 09/20/31	1,200		1,044,600
Banco Bradesco SA 144A 3.20%, 01/27/25	1,500		1,457,250
Banco BTG Pactual SA 144A
2.75%, 01/11/26	800		729,972
4.50%, 01/10/25	1,600		1,578,032
Banco Daycoval SA Reg S 4.25%, 12/13/24	750		740,666
Banco do Brasil SA 144A
4.62%, 01/15/25	1,650		1,651,897
4.75%, 03/20/24	1,325		1,336,647
Banco Nacional de Desenvolvimento Economico e Social 144A
4.75%, 05/09/24	800		818,708
5.75%, 09/26/23	1,600		1,658,096
Banco Nacional de Desenvolvimento Economico e Social Reg S 5.75%, 09/26/23	250		259,077
Banco Votorantim SA 144A
4.38%, 07/29/25	1,050		1,029,079
4.50%, 09/24/24	750		754,759
Braskem Idesa SAPI 144A 7.45%, 11/15/29	2,900		2,720,360
Braskem Netherlands Finance BV 144A 8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81	800		830,520
Brazil Minas SPE via State of Minas Gerais 144A 5.33%, 02/15/28	1,290		1,302,642
BRF GmbH 144A 4.35%, 09/29/26	900		853,830
BRF SA 144A
4.88%, 01/24/30 †	1,000		888,700
5.75%, 09/21/50	1,200		943,164
	Par (000’s	)	Value
Brazil (continued)
BRF SA Reg S
4.88%, 01/24/30	$100		$88,870
5.75%, 09/21/50	200		157,392
Cemig Geracao e Transmissao SA 144A 9.25%, 12/05/24	1,800		1,936,332
Centrais Eletricas Brasileiras SA 144A
3.62%, 02/04/25 †	800		773,088
4.62%, 02/04/30	1,200		1,092,192
Centrais Eletricas Brasileiras SA Reg S 4.62%, 02/04/30	200		182,032
Cosan Luxembourg SA 144A 7.00%, 01/20/27	1,075		1,105,895
Cosan SA 144A 5.50%, 09/20/29	1,325		1,285,489
CSN Inova Ventures 144A 6.75%, 01/28/28 †	2,050		2,040,560
CSN Inova Ventures Reg S 6.75%, 01/28/28	400		398,158
CSN Resources SA 144A 7.62%, 04/17/26	500		517,872
Embraer Netherlands Finance BV
5.05%, 06/15/25	1,650		1,639,250
5.40%, 02/01/27	1,250		1,206,206
Embraer Netherlands Finance BV 144A 6.95%, 01/17/28	1,275		1,285,200
ERO Copper Corp. 144A 6.50%, 02/15/30	650		584,064
FS Luxembourg Sarl 144A 10.00%, 12/15/25	1,100		1,126,851
Globo Comunicacao e Participacoes SA 144A
4.88%, 01/22/30	600		517,050
5.50%, 01/14/32	700		608,397
Globo Comunicacao e Participacoes SA Reg S 4.88%, 01/22/30	200		172,350
Gol Finance SA 144A 7.00%, 01/31/25	1,000		856,305
Guara Norte Sarl 144A 5.20%, 06/15/34	1,343		1,185,787
InterCement Financial Operations BV 144A 5.75%, 07/17/24	1,200		1,030,836
Itau Unibanco Holding SA 144A 3.25%, 01/24/25	925		900,950
3.88% (US Treasury Yield Curve Rate T 5 Year+3.45%), 04/15/31	850		764,745
4.50% (US Treasury Yield Curve Rate T 5 Year+2.82%), 11/21/29	1,350		1,287,758
4.62% (US Treasury Yield Curve Rate T 5 Year+3.22%), 2/27/2025 (o)	1,175		1,016,751

See Notes to Financial Statements

26

	Par (000’s	)	Value
Brazil (continued)
5.12%, 05/13/23	$2,800		$2,851,800
Itau Unibanco Holding SA Reg S 5.12%, 05/13/23	300		305,550
JSM Global Sarl 144A 4.75%, 10/20/30	900		770,909
Klabin Austria GmbH 144A
3.20%, 01/12/31	600		477,042
5.75%, 04/03/29 †	1,275		1,255,996
7.00%, 04/03/49	1,003		973,768
Light Servicos de Eletricidade SA/Light Energia SA 144A 4.38%, 06/18/26	1,000		931,970
MARB BondCo Plc 144A 3.95%, 01/29/31	2,500		2,081,225
MV24 Capital BV 144A 6.75%, 06/01/34	1,806		1,714,975
Natura Cosmeticos SA 144A 4.12%, 05/03/28	1,400		1,257,228
Natura Cosmeticos SA Reg S 4.12%, 05/03/28	300		269,406
NBM US Holdings, Inc. 144A
6.62%, 08/06/29	850		868,925
7.00%, 05/14/26	1,700		1,754,833
Nexa Resources SA 144A
5.38%, 05/04/27	1,200		1,153,512
6.50%, 01/18/28	850		851,628
Oi Movel SA Reg S 8.75%, 07/30/26	1,400		1,429,946
Petrobras Global Finance BV
5.09%, 01/15/30 †	1,575		1,529,924
5.30%, 01/27/25	950		984,271
5.50%, 06/10/51	1,350		1,109,612
5.60%, 01/03/31	1,825		1,793,519
5.75%, 02/01/29	815		826,271
6.00%, 01/27/28	1,625		1,669,923
6.25%, 03/17/24	750		781,740
6.75%, 01/27/41	985		967,181
6.75%, 06/03/50	825		765,881
6.85%, 06/05/15	2,375		2,095,937
6.88%, 01/20/40	897		888,595
6.90%, 03/19/49	1,150		1,085,675
7.25%, 03/17/44	1,165		1,164,435
7.38%, 01/17/27	1,325		1,451,902
8.75%, 05/23/26 †	600		693,099
Rede D’or Finance Sarl 144A
4.50%, 01/22/30	1,299		1,136,885
4.95%, 01/17/28	700		658,137
Rio Oil Finance Trust Series 2014-1 144A 9.25%, 07/06/24	711		744,064
Rio Oil Finance Trust Series 2014-3 144A 9.75%, 01/06/27	695		767,464
Rio Oil Finance Trust Series 2018-1 144A 8.20%, 04/06/28	672		722,004
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	850		832,575
	Par (000’s	)	Value
Brazil (continued)
Simpar Europe SA 144A 5.20%, 01/26/31	$1,000		$821,265
Tupy Overseas SA 144A 4.50%, 02/16/31	400		334,874
Ultrapar International SA 144A 5.25%, 06/06/29	800		778,532
Unigel Luxembourg SA 144A 8.75%, 10/01/26	700		726,176
Usiminas International Sarl 144A 5.88%, 07/18/26	1,200		1,201,392
XP, Inc. 144A 3.25%, 07/01/26 †	1,350		1,241,210
			98,480,906
British Virgin Islands: 0.5%
Central China Real Estate Ltd. Reg S 7.65%, 08/27/23	1,200		504,600
China SCE Group Holdings Ltd. Reg S
7.00%, 05/02/25	1,300		819,000
7.38%, 04/09/24	1,450		1,000,500
Health & Happiness H&H International Holdings Ltd. Reg S 5.62%, 10/24/24	1,000		935,000
New Metro Global Ltd. Reg S
4.50%, 05/02/26	1,300		789,750
4.62%, 10/15/25	1,000		622,500
Studio City Co. Ltd. 144A 7.00%, 02/15/27	1,200		1,130,256
			5,801,606
Cambodia: 0.2%
NagaCorp Ltd. Reg S 7.95%, 07/06/24	1,950		1,784,250
Canada: 0.3%
Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24	1,265		1,273,071
First Quantum Minerals Ltd. Reg S 6.50%, 03/01/24	300		300,776
Frontera Energy Corp. 144A 7.88%, 06/21/28	1,500		1,361,377
			2,935,224
Cayman Islands: 1.7%
Arabian Centres Sukuk II Ltd. 144A 5.62%, 10/07/26	3,150		2,982,656
Banco Bradesco SA 144A 4.38%, 03/18/27 †	750		733,223
Banco BTG Pactual SA Reg S 4.50%, 01/10/25	200		197,254
Banco do Brasil SA 144A
3.25%, 09/30/26	1,325		1,230,534
4.88%, 01/11/29 †	800		777,308
CT Trust 144A 5.12%, 02/03/32	3,200		2,986,032

See Notes to Financial Statements

27

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Cayman Islands (continued)
Emaar Sukuk Ltd. Reg S 3.70%, 07/06/31	$900		$873,725
Kt21 T2 Co. Ltd. Reg S 6.12% (US Treasury Yield Curve Rate T 5 Year+5.33%), 12/16/31	1,200		1,203,000
Nogaholding Sukuk Ltd. 144A 5.25%, 04/08/29	2,250		2,300,681
Oryx Funding Ltd. 144A 5.80%, 02/03/31	2,300		2,273,182
Poinsettia Finance Ltd. Reg S 6.62%, 06/17/31	1,534		1,393,409
StoneCo Ltd. 144A 3.95%, 06/16/28	800		658,984
Yankuang Group Cayman Ltd. Reg S 2.90%, 11/30/24	1,600		1,604,000
			19,213,988
Chile: 0.9%
AES Andes SA Reg S 7.12% (USD Swap Semi 30/360 5 Year+4.64%), 03/26/79	100		97,194
Agrosuper SA 144A 4.60%, 01/20/32	1,900		1,714,750
CAP SA 144A 3.90%, 04/27/31	1,100		935,264
Inversiones Latin America Power Ltda 144A 5.12%, 06/15/33	1,388		1,086,153
Kenbourne Invest SA 144A 6.88%, 11/26/24	1,850		1,767,009
VTR Comunicaciones SpA 144A
4.38%, 04/15/29	1,400		1,187,774
5.12%, 01/15/28	1,742		1,569,620
VTR Finance NV 144A 6.38%, 07/15/28	1,925		1,759,960
			10,117,724
China: 8.0%
Agile Group Holdings Ltd. Reg S 5.50%, 04/21/25	700		234,675
Bank of Communications Co. Ltd. Reg S 3.80% (US Treasury Yield Curve Rate T 5 Year+3.35%), 11/18/2025 (o)	8,500		8,453,193
Bank of Communications Hong Kong Ltd. Reg S 3.73% (US Treasury Yield Curve Rate T 5 Year+2.52%), 3/3/2025 (o)	1,500		1,475,625
Central Plaza Development Ltd. Reg S 5.75% (US Treasury Yield Curve Rate T 5 Year+8.07%), 11/14/2024 (o)	1,400		1,204,140
Chalieco Hong Kong Corp. Ltd. Reg S
	Par (000’s	)	Value
China (continued)
5.00% (US Treasury Yield Curve Rate T 3 Year+6.38%), 5/21/2023 (o)	$1,000		$1,007,500
China CITIC Bank International Ltd. Reg S 7.10% (US Treasury Yield Curve Rate T 5 Year+4.15%), 11/02/23 (o)	1,740		1,827,056
China Hongqiao Group Ltd. Reg S 6.25%, 06/08/24	1,400		1,369,410
China SCE Group Holdings Ltd. Reg S
5.95%, 09/29/24	1,100		684,860
6.00%, 02/04/26	1,000		610,000
Chong Hing Bank Ltd. Reg S 5.70% (US Treasury Yield Curve Rate T 5 Year+3.86%), 7/15/2024 (o)	1,400		1,403,500
CIFI Holdings Group Co. Ltd. Reg S
4.38%, 04/12/27 †	1,100		822,250
4.45%, 08/17/26	1,300		997,750
5.25%, 05/13/26	1,000		770,000
5.95%, 10/20/25	1,550		1,226,050
6.00%, 07/16/25 †	1,650		1,305,150
6.45%, 11/07/24	1,550		1,283,400
6.55%, 03/28/24 †	1,650		1,403,325
CMB Wing Lung Bank Ltd. Reg S 6.50% (US Treasury Yield Curve Rate T 5 Year+3.95%), 1/24/2024 (o)	1,500		1,561,875
Easy Tactic Ltd. Reg S
8.12%, 07/11/24	1,000		220,000
8.62%, 02/27/24	900		195,975
8.62%, 03/05/24	1,000		217,750
eHi Car Services Ltd. Reg S
7.00%, 09/21/26	950		646,000
7.75%, 11/14/24	1,400		1,095,500
ENN Clean Energy International Investment Ltd. 144A 3.38%, 05/12/26	2,500		2,297,090
Fortune Star BVI Ltd. Reg S
5.95%, 10/19/25	2,000		1,826,000
6.75%, 07/02/23	2,050		1,998,750
6.85%, 07/02/24	1,900		1,803,100
Glory Land Co. Ltd. Reg S 14.25%, 01/25/24	200		101,000
Golden Eagle Retail Group Ltd. 144A 4.62%, 05/21/23	1,000		983,105
Greenland Global Investment Ltd. Reg S
5.88%, 07/03/24	1,900		1,083,000
6.75%, 09/26/23	1,400		882,000
6.75%, 03/03/24	700		427,000
Greentown China Holdings Ltd. Reg S 4.70%, 04/29/25	1,400		1,316,000

See Notes to Financial Statements

28

	Par (000’s	)	Value
China (continued)
5.65%, 07/13/25	$900		$850,500
Guangzhou Fineland Real Estate Development Co. Ltd. Reg S 13.60%, 07/27/23	400		408,000
Industrial & Commercial Bank of China Ltd. Reg S 3.20% (US Treasury Yield Curve Rate T 5 Year+2.37%), 9/24/2026 (o)	18,700		17,832,196
Jinke Properties Group Co. Ltd. Reg S 6.85%, 05/28/24	600		198,000
KWG Group Holdings Ltd. Reg S
5.88%, 11/10/24	1,500		575,250
5.95%, 08/10/25	1,000		365,000
6.00%, 08/14/26	1,150		405,662
6.30%, 02/13/26	1,300		465,075
7.40%, 03/05/24	1,100		467,500
7.40%, 01/13/27	600		208,500
7.88%, 09/01/23	1,900		894,900
Logan Group Co. Ltd. Reg S
4.25%, 07/12/25 †	600		172,500
4.70%, 07/06/26	900		261,000
New Metro Global Ltd. Reg S
4.80%, 12/15/24 †	1,200		801,000
6.80%, 08/05/23	900		648,000
Powerlong Real Estate Holdings Ltd. Reg S
5.95%, 04/30/25 †	1,500		522,450
6.25%, 08/10/24	1,200		516,000
6.95%, 07/23/23 †	1,000		475,000
Radiance Holdings Group Co. Ltd. Reg S 7.80%, 03/20/24	600		428,082
Redsun Properties Group Ltd. Reg S 7.30%, 01/13/25	600		117,000
RKPF Overseas 2019 A Ltd. Reg S
6.00%, 09/04/25	1,200		919,031
6.70%, 09/30/24	1,550		1,268,675
RKPF Overseas 2019 E Ltd. Reg S 7.75% (US Treasury Yield Curve Rate T 5 Year+6.00%), 11/18/2024 (o)	1,000		650,000
Seazen Group Ltd. Reg S 4.45%, 07/13/25	850		567,375
Shangrao City Construction Investment Development Group Co. Ltd. Reg S 4.38%, 10/21/23	800		809,000
Sunac China Holdings Ltd. Reg S
5.95%, 04/26/24 †	2,400		573,600
6.50%, 07/09/23	1,500		393,750
6.50%, 01/10/25	1,850		430,125
6.50%, 01/26/26	1,400		306,600
	Par (000’s	)	Value
China (continued)
6.65%, 08/03/24	$1,400		$336,000
7.00%, 07/09/25	1,700		382,500
7.50%, 02/01/24	1,500		363,750
7.95%, 10/11/23	2,000		525,000
Times China Holdings Ltd. Reg S
5.55%, 06/04/24	1,300		689,000
5.75%, 01/14/27	800		322,200
6.20%, 03/22/26	1,300		565,500
6.75%, 07/16/23	1,450		806,200
6.75%, 07/08/25	1,400		651,000
Urumqi Gaoxin Investment and Development Group Co. Ltd. Reg S 4.75%, 10/23/23	800		784,000
Wanda Properties International Co. Ltd. Reg S 7.25%, 01/29/24	1,700		1,436,373
Wanda Properties Overseas Ltd. Reg S 6.88%, 07/23/23	1,200		1,038,000
Wealth Driven Ltd. Reg S 5.50%, 08/17/23	1,100		1,086,250
Wens Foodstuffs Group Co. Ltd. Reg S 2.35%, 10/29/25	1,050		855,750
West China Cement Ltd. Reg S 4.95%, 07/08/26	1,800		1,631,790
Xinhu BVI 2018 Holding Co. Ltd. Reg S 11.00%, 09/28/24	1,000		835,000
Yancoal International Resources Development Co. Ltd. Reg S 3.50%, 11/04/23	1,400		1,411,900
Yankuang Group Cayman Ltd. Reg S 4.00%, 07/16/23	1,200		1,214,460
Yinchuan Tonglian Capital Investment Operation Co. Ltd. Reg S 4.45%, 06/10/23	800		723,996
Yuzhou Group Holdings Co. Ltd. Reg S
6.00%, 10/25/23	1,400		206,500
6.35%, 01/13/27	1,000		140,000
7.38%, 01/13/26	1,300		162,500
8.30%, 05/27/25	1,000		135,250
8.38%, 10/30/24	800		110,000
Zhenro Properties Group Ltd. Reg S
6.63%, 01/07/26	800		76,000
9.15%, 05/06/23	600		60,000
			91,810,719
Colombia: 5.6%
Banco de Bogota SA 144A 6.25%, 05/12/26	3,858		3,831,052
Banco de Bogota SA Reg S 6.25%, 05/12/26	200		198,603

See Notes to Financial Statements

29

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Colombia (continued)
Banco GNB Sudameris SA 144A 7.50% (US Treasury Yield Curve Rate T 5 Year+6.66%), 04/16/31	$1,350		$1,235,230
Bancolombia SA 4.62% (US Treasury Yield Curve Rate T 5 Year+2.94%), 12/18/29	2,100		1,960,959
Cable Onda SA 144A 4.50%, 01/30/30	1,900		1,779,112
Canacol Energy Ltd. 144A 5.75%, 11/24/28 †	1,800		1,634,562
Ecopetrol SA
4.12%, 01/16/25	3,875		3,754,061
4.62%, 11/02/31	4,050		3,391,348
5.38%, 06/26/26	4,850		4,778,511
5.88%, 09/18/23	5,818		5,900,703
5.88%, 05/28/45 †	6,550		5,162,088
5.88%, 11/02/51	2,450		1,869,693
6.88%, 04/29/30	6,200		6,133,071
7.38%, 09/18/43	2,733		2,493,421
Empresas Publicas de Medellin ESP 144A
4.25%, 07/18/29	3,700		3,101,359
4.38%, 02/15/31	2,025		1,669,440
GCM Mining Corp. 144A 6.88%, 08/09/26	1,000		856,335
Geopark Ltd. 144A 5.50%, 01/17/27 †	1,700		1,534,445
Gilex Holding Sarl 144A 8.50%, 05/02/23	1,200		1,188,846
Grupo Aval Ltd. 144A 4.38%, 02/04/30	3,600		3,054,510
Grupo de Inversiones Suramericana SA 144A 5.50%, 04/29/26	2,100		2,081,604
Oleoducto Central SA 144A 4.00%, 07/14/27	1,550		1,404,579
Oleoducto Central SA Reg S 4.00%, 07/14/27 †	200		181,236
Orazul Energy Egenor SCA 144A 5.62%, 04/28/27	1,300		1,169,246
Telefonica Celular del Paraguay SA 144A 5.88%, 04/15/27 †	1,900		1,906,194
Termocandelaria Power Ltd. 144A 7.88%, 01/30/29	1,828		1,778,468
Termocandelaria Power Ltd. Reg S 7.88%, 01/30/29	170		165,439
			64,214,115
Costa Rica: 0.3%
Banco Nacional de Costa Rica 144A 6.25%, 11/01/23	1,200		1,237,848
Instituto Costarricense de Electricidad 144A
	Par (000’s	)	Value
Costa Rica (continued)
6.38%, 05/15/43	$1,800		$1,483,164
6.75%, 10/07/31	1,100		1,100,775
Instituto Costarricense de Electricidad Reg S 6.38%, 05/15/43	100		82,398
			3,904,185
Cyprus: 0.2%
MHP Lux SA 144A
6.25%, 09/19/29	1,150		603,750
6.95%, 04/03/26	1,625		804,375
MHP SE 144A 7.75%, 05/10/24	1,825		990,062
			2,398,187
Czech Republic: 0.1%
Energo-Pro AS 144A 8.50%, 02/04/27	1,500		1,440,000
Dominican Republic: 0.1%
Empresa Generadora de Electricidad Haina SA 144A 5.62%, 11/08/28	1,100		981,750
El Salvador: 0.1%
Grupo Unicomer Co. Ltd. 144A 7.88%, 04/01/24	1,050		1,050,346
Grupo Unicomer Co. Ltd. Reg S 7.88%, 04/01/24	200		200,066
			1,250,412
France: 0.1%
Aeropuertos Dominicanos Siglo XXI SA 144A 6.75%, 03/30/29	1,100		1,066,373
Georgia: 0.3%
Georgia Capital JSC 144A 6.12%, 03/09/24	200		194,500
Georgia Capital JSC Reg S 6.12%, 03/09/24	1,100		1,069,750
Georgian Railway JSC 144A 4.00%, 06/17/28	1,800		1,545,840
Silknet JSC 144A 8.38%, 01/31/27	1,000		977,500
			3,787,590
Ghana: 0.4%
Kosmos Energy Ltd. 144A 7.12%, 04/04/26 †	2,100		2,055,060
Tullow Oil Plc 144A 7.00%, 03/01/25	2,900		2,369,373
			4,424,433
Greece: 0.2%
Navios South American Logistics, Inc. / Navios Logistics Finance US Inc 144A 10.75%, 07/01/25	1,875		1,916,447
Guatemala: 0.4%
Banco Industrial SA 144A 4.88% (US Treasury Yield Curve Rate T 5 Year+4.44%), 01/29/31	1,100		1,047,415

See Notes to Financial Statements

30

	Par (000’s	)	Value
Guatemala (continued)
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 144A 5.25%, 04/27/29	$4,000		$3,805,140
Energuate Trust Reg S 5.88%, 05/03/27	200		194,183
			5,046,738
Honduras: 0.1%
Inversiones Atlantida SA 144A 7.50%, 05/19/26	1,000		981,345
Hong Kong: 4.1%
Agile Group Holdings Ltd. Reg S
6.05%, 10/13/25 †	1,250		422,187
7.88% (US Treasury Yield Curve Rate T 5 Year+11.29%), 7/31/2024 (o)	1,100		250,800
8.38% (US Treasury Yield Curve Rate T 5 Year+11.25%), 12/4/2023 (o)	1,550		352,625
Bank of East Asia Ltd. Reg S
5.83% (US Treasury Yield Curve Rate T 5 Year+5.53%), 10/21/2025 (o)	2,300		2,308,625
5.88% (US Treasury Yield Curve Rate T 5 Year+4.26%), 9/19/2024 (o)	2,350		2,370,563
CAS Capital No 1 Ltd. Reg S 4.00% (US Treasury Yield Curve Rate T 5 Year+3.64%), 7/12/2026 (o)	2,800		2,625,000
Champion Path Holdings Ltd. Reg S
4.50%, 01/27/26	1,800		1,386,720
4.85%, 01/27/28	1,800		1,287,000
China CITIC Bank International Ltd. Reg S 3.25% (US Treasury Yield Curve Rate T 5 Year+2.53%), 7/29/2026 (o)	2,150		2,055,599
China Oil & Gas Group Ltd. Reg S 4.70%, 06/30/26	1,300		1,251,315
China Water Affairs Group Ltd. Reg S 4.85%, 05/18/26	1,100		1,028,500
Easy Tactic Ltd. Reg S
11.62%, 09/03/24	800		169,200
11.75%, 08/02/23	2,100		459,900
Fortune Star BVI Ltd. Reg S
5.00%, 05/18/26	1,600		1,382,720
5.05%, 01/27/27	1,600		1,360,960
Franshion Brilliant Ltf. 4.88%, 06/21/24	400		321,924
Gemdale Ever Prosperity Investment Ltd. Reg S 4.95%, 08/12/24	1,500		1,391,250
Hopson Development Holdings Ltd. Reg S
	Par (000’s	)	Value
Hong Kong (continued)
7.00%, 05/18/24	$800		$632,000
Jiayuan International Group Ltd. Reg S 12.50%, 07/21/23	600		202,020
Melco Resorts Finance Ltd. 144A
4.88%, 06/06/25	3,600		3,223,206
5.25%, 04/26/26	1,750		1,535,336
5.38%, 12/04/29	4,175		3,361,752
5.62%, 07/17/27	2,220		1,898,355
5.75%, 07/21/28	3,175		2,683,796
RKPF Overseas 2019 A Ltd. Reg S 5.90%, 03/05/25	900		690,750
RKPF Overseas 2020 A Ltd. Reg S
5.12%, 07/26/26	1,400		1,016,720
5.20%, 01/12/26	1,400		1,022,959
Seaspan Corp. 144A 5.50%, 08/01/29	2,500		2,210,625
Seaspan Corp. 144A Reg S 6.50%, 04/29/26	1,200		1,227,000
Studio City Finance Ltd. 144A
5.00%, 01/15/29	4,000		2,764,820
6.00%, 07/15/25	1,750		1,478,260
6.50%, 01/15/28	1,950		1,533,305
Yanlord Land HK Co. Ltd. Reg S 5.12%, 05/20/26	1,450		1,337,625
			47,243,417
India: 5.7%
ABJA Investment Co. Pte Ltd. Reg S 5.95%, 07/31/24	3,600		3,712,500
Adani Green Energy Ltd. 144A 4.38%, 09/08/24	2,700		2,592,000
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy 144A 6.25%, 12/10/24	1,700		1,725,840
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Reg S 6.25%, 12/10/24	200		203,040
Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd/Wardha Solar Maharash 144A 4.62%, 10/15/39	1,193		1,000,717
Bank of Baroda Reg S 3.88%, 04/04/24	1,050		1,049,568
Canara Bank Reg S 3.88%, 03/28/24	1,500		1,497,477
Delhi International Airport Ltd. 144A
6.12%, 10/31/26	1,900		1,859,625
6.45%, 06/04/29	1,500		1,362,225

See Notes to Financial Statements

31

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
India (continued)
Delhi International Airport Ltd. Reg S 6.45%, 06/04/29	$300		$272,445
Future Retail Ltd. 144A 5.60%, 01/22/25	1,200		242,400
Future Retail Ltd. Reg S 5.60%, 01/22/25	200		40,400
GMR Hyderabad International Airport Ltd. 144A
4.25%, 10/27/27	1,300		1,183,000
4.75%, 02/02/26	1,100		1,059,025
5.38%, 04/10/24	1,000		1,007,000
HPCL-Mittal Energy Ltd. Reg S
5.25%, 04/28/27	1,400		1,334,200
5.45%, 10/22/26	1,000		971,645
India Green Energy Holdings 144A 5.38%, 04/29/24	1,150		1,134,311
JSW Hydro Energy Ltd. 144A 4.12%, 05/18/31	2,509		2,187,522
JSW Infrastructure Ltd. 144A 4.95%, 01/21/29	1,500		1,350,435
JSW Steel Ltd. 144A
3.95%, 04/05/27	1,850		1,650,573
5.05%, 04/05/32	1,750		1,501,383
JSW Steel Ltd. Reg S
5.38%, 04/04/25	1,400		1,389,500
5.95%, 04/18/24	1,900		1,928,500
Muthoot Finance Ltd. 144A 4.40%, 09/02/23	2,050		2,036,675
Network i2i Ltd. 144A 5.65% (US Treasury Yield Curve Rate T 5 Year+4.28%), 1/15/2025 (o)	3,600		3,551,652
Periama Holdings LLC Reg S 5.95%, 04/19/26	2,750		2,709,850
ReNew Power Pvt Ltd. 144A 5.88%, 03/05/27	1,350		1,282,838
ReNew Power Pvt Ltd. Reg S 5.88%, 03/05/27	200		190,050
ReNew Power Synthetic 144A 6.67%, 03/12/24	1,950		1,979,250
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries 144A 4.50%, 07/14/28 †	2,150		1,877,379
Shriram Transport Finance Co. Ltd. 144A
4.15%, 07/18/25	1,700		1,559,835
4.40%, 03/13/24 †	2,800		2,672,502
5.10%, 07/16/23	1,700		1,675,869
Tata Motors Ltd. Reg S 5.88%, 05/20/25	1,100		1,107,557
TML Holdings Pte Ltd. Reg S 5.50%, 06/03/24	1,300		1,297,075
UPL Corp. Ltd. Reg S
	Par (000’s	)	Value
India (continued)
5.25% (US Treasury Yield Curve Rate T 5 Year+3.87%), 2/27/2025 (o)	$1,400		$1,300,040
Vedanta Resources Finance II Plc 144A 9.25%, 04/23/26	2,200		1,829,278
13.88%, 01/21/24	3,550		3,690,065
Vedanta Resources Ltd. 144A
6.12%, 08/09/24	3,650		3,064,120
7.12%, 05/31/23	1,825		1,728,915
			65,808,281
Indonesia: 2.4%
Adaro Indonesia PT 144A 4.25%, 10/31/24 †	2,700		2,667,479
APL Realty Holdings Pte Ltd. Reg S 5.95%, 06/02/24	1,000		465,000
Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15 (d) *	111		902
Bank Tabungan Negara Persero Tbk PT Reg S 4.20%, 01/23/25	1,000		975,000
Bukit Makmur Mandiri Utama PT 144A 7.75%, 02/10/26	1,200		1,122,000
Bukit Makmur Mandiri Utama PT Reg S 7.75%, 02/10/26	200		187,000
Cikarang Listrindo Tbk PT 144A 4.95%, 09/14/26	2,000		1,963,510
Global Prime Capital Pte Ltd. Reg S 5.95%, 01/23/25	1,000		972,000
Indika Energy Capital III Pte Ltd. 144A 5.88%, 11/09/24	1,823		1,798,900
Indika Energy Capital IV Pte Ltd. 144A 8.25%, 10/22/25	2,450		2,465,312
Jababeka International BV 144A 6.50%, 10/05/23	1,090		915,600
Japfa Comfeed Indonesia Tbk PT Reg S 5.38%, 03/23/26	1,350		1,289,250
Medco Bell Pte Ltd. 144A 6.38%, 01/30/27	2,425		2,271,922
Medco Oak Tree Pte Ltd. 144A 7.38%, 05/14/26 †	2,100		2,082,979
Medco Oak Tree Pte Ltd. Reg S 7.38%, 05/14/26	300		297,568
Medco Platinum Road Pte Ltd. 144A 6.75%, 01/30/25	1,800		1,783,089
Pakuwon Jati Tbk PT Reg S 4.88%, 04/29/28	1,550		1,469,943
Saka Energi Indonesia PT 144A 4.45%, 05/05/24	1,700		1,625,166
Star Energy Geothermal Wayang Windu Ltd. Reg S

See Notes to Financial Statements

32

	Par (000’s	)	Value
Indonesia (continued)
6.75%, 04/24/33	$165		$171,334
Theta Capital Pte Ltd. Reg S
6.75%, 10/31/26 †	1,600		1,510,400
8.12%, 01/22/25 †	1,450		1,457,250
			27,491,604
Ireland: 0.0%
PIK Securities DAC 144A 5.62%, 11/19/26	1,800		135,000
Isle of Man: 0.0%
Gold Fields Orogen Holdings BVI Ltd. Reg S 5.12%, 05/15/24	300		302,288
Israel: 3.2%
Leviathan Bond Ltd. 144A Reg S
5.75%, 06/30/23	1,850		1,845,375
6.12%, 06/30/25	2,150		2,142,475
6.50%, 06/30/27	2,175		2,150,531
6.75%, 06/30/30	2,000		1,977,312
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36 †	2,275		2,154,061
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	4,175		4,054,155
3.15%, 10/01/26	9,750		8,375,884
4.10%, 10/01/46	5,525		3,955,016
6.00%, 04/15/24	3,617		3,621,557
6.75%, 03/01/28 †	3,600		3,661,425
7.12%, 01/31/25	2,900		2,942,021
			36,879,812
Kazakhstan: 0.3%
Kazakhstan Temir Zholy Finance BV 144A 6.95%, 07/10/42	3,225		3,279,019
Kuwait: 0.3%
Kuwait Projects Co. SPC Ltd. Reg S
4.23%, 10/29/26	1,700		1,530,000
4.50%, 02/23/27	1,900		1,693,375
			3,223,375
Luxembourg: 2.3%
Acu Petroleo Luxembourg Sarl 144A 7.50%, 01/13/32	1,000		908,045
AI Candelaria Spain SA 144A 7.50%, 12/15/28	1,100		1,067,654
Amaggi Luxembourg International Sarl Reg S 5.25%, 01/28/28	200		189,874
Consolidated Energy Finance SA 144A 5.62%, 10/15/28	1,900		1,760,017
CSN Resources SA 144A
4.62%, 06/10/31	1,350		1,139,299
5.88%, 04/08/32	700		624,750
Energean Israel Finance Ltd. 144A Reg S
	Par (000’s	)	Value
Luxembourg (continued)
4.50%, 03/30/24	$2,300		$2,241,235
4.88%, 03/30/26	2,300		2,143,945
5.38%, 03/30/28	2,275		2,100,109
5.88%, 03/30/31	2,175		1,963,481
Gol Finance SA 144A 8.00%, 06/30/26	1,100		961,290
Gol Finance SA Reg S 7.00%, 01/31/25	100		85,631
Hidrovias International Finance SARL 144A 4.95%, 02/08/31	800		645,712
Kenbourne Invest SA 144A 4.70%, 01/22/28 †	1,650		1,418,662
MC Brazil Downstream Trading SARL 144A 7.25%, 06/30/31	3,050		2,658,685
MHP Lux SA Reg S 6.95%, 04/03/26	250		123,750
Minerva Luxembourg SA 144A 4.38%, 03/18/31 †	2,200		1,828,706
Movida Europe SA 144A 5.25%, 02/08/31 †	1,300		1,080,463
Natura & Co. Luxembourg Holdings Sarl 144A 6.00%, 04/19/29	1,000		972,500
Petrorio Luxembourg Trading Sarl 144A 6.12%, 06/09/26 †	1,000		962,525
Poinsettia Finance Ltd. 144A 6.62%, 06/17/31	384		348,352
Puma International Financing SA Reg S
5.00%, 01/24/26	200		187,023
5.12%, 10/06/24	200		191,880
Rede D’or Finance Sarl Reg S 4.95%, 01/17/28	200		188,039
Rumo Luxembourg Sarl 144A 4.20%, 01/18/32 †	850		710,936
Tupy Overseas SA Reg S 4.50%, 02/16/31	200		167,437
Unigel Luxembourg SA Reg S 8.75%, 10/01/26	200		207,479
Usiminas International Sarl Reg S 5.88%, 07/18/26	200		200,232
			27,077,711
Macao: 0.2%
MGM China Holdings Ltd. 144A 4.75%, 02/01/27	2,700		2,271,658
MGM China Holdings Ltd. Reg S 5.38%, 05/15/24	200		187,566
			2,459,224
Malta: 0.3%
VistaJet Malta Finance Plc / XO Management Holding, Inc. 144A 6.38%, 02/01/30 †	3,500		3,058,440

See Notes to Financial Statements

33

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Mauritius: 2.3%
Axian Telecom 144A 7.38%, 02/16/27	$1,500		$1,466,250
Azure Power Energy Ltd. 144A 3.58%, 08/19/26	1,542		1,395,823
CA Magnum Holdings 144A 5.38%, 10/31/26	3,700		3,542,750
Clean Renewable Power Mauritius Pte Ltd. 144A 4.25%, 03/25/27	1,078		992,391
Clean Renewable Power Mauritius Pte Ltd. Reg S 4.25%, 03/25/27	196		180,435
Greenko Power II Ltd. 144A 4.30%, 12/13/28	3,500		3,093,125
Greenko Wind Projects Mauritius Ltd. 144A 5.50%, 04/06/25	2,500		2,451,250
IHS Netherlands Holdco BV 144A 8.00%, 09/18/27	3,300		3,335,970
India Airport Infra 144A 6.25%, 10/25/25 †	1,600		1,514,128
India Clean Energy Holdings 144A 4.50%, 04/18/27	1,350		1,157,625
India Cleantech Energy 144A 4.70%, 08/10/26	1,168		1,073,435
India Green Power Holdings 144A 4.00%, 02/22/27	1,550		1,349,740
India Green Power Holdings Reg S 4.00%, 02/22/27	200		174,160
India Toll Roads 144A 5.50%, 08/19/24	1,100		1,098,185
Liquid Telecommunications Financing Plc 144A 5.50%, 09/04/26	2,300		2,208,575
Network i2i Ltd. 144A 3.98% (US Treasury Yield Curve Rate T 5 Year+3.39%), 6/3/2026 (o) †	1,700		1,572,797
Network i2i Ltd. Reg S 5.65% (US Treasury Yield Curve Rate T 5 Year+4.27%), 1/15/2025 (o)	100		98,657
			26,705,296
Mexico: 7.2%
Alsea SAB de CV 144A 7.75%, 12/14/26	1,900		1,910,108
Axtel SAB de CV 144A 6.38%, 11/14/24	1,518		1,519,397
Banco Nacional de Comercio Exterior SNC 144A 2.72% (US Treasury Yield Curve Rate T 5 Year+2.00%), 08/11/31	1,800		1,667,268
Braskem Idesa SAPI 144A 6.99%, 02/20/32	4,350		3,911,455
	Par (000’s	)	Value
Mexico (continued)
Braskem Idesa SAPI Reg S 7.45%, 11/15/29	$300		$281,416
Cemex SAB de CV 144A 3.88%, 07/11/31	6,050		5,140,685
5.12% (US Treasury Yield Curve Rate T 5 Year+4.53%), 6/8/2026 (o)	3,600		3,294,000
5.20%, 09/17/30	3,050		2,878,864
5.45%, 11/19/29	3,250		3,124,875
7.38%, 06/05/27	3,300		3,477,820
Cemex SAB de CV Reg S 7.38%, 06/05/27	400		421,554
CIBanco SA Institution de Banca Multiple Trust 144A 4.38%, 07/22/31	2,200		1,777,974
Credito Real SAB de CV SOFOM ER 144A
8.00%, 01/21/28	1,300		211,230
9.50%, 02/07/26	900		160,947
Cydsa SAB de CV 144A 6.25%, 10/04/27	1,600		1,514,280
Electricidad Firme de Mexico Holdings SA de CV 144A 4.90%, 11/20/26	1,200		1,063,620
Grupo Axo SAPI de CV 144A 5.75%, 06/08/26	1,150		1,054,389
Grupo Bimbo SAB de CV 144A 5.95% (US Treasury Yield Curve Rate T 5 Year+3.28%), 4/17/2023 (o)	1,800		1,811,043
Grupo KUO SAB De CV 144A 5.75%, 07/07/27	1,585		1,529,256
Metalsa SAPI de CV 144A 3.75%, 05/04/31	1,050		878,603
Mexarrend SAPI de CV 144A 10.25%, 07/24/24	1,050		619,537
Nemak SAB de CV 144A 3.62%, 06/28/31	1,900		1,553,326
Operadora de Servicios Mega SA de CV Sofom ER 144A 8.25%, 02/11/25 †	1,700		1,074,324
Petroleos Mexicanos
4.25%, 01/15/25	475		458,418
4.50%, 01/23/26	925		865,388
4.62%, 09/21/23	625		623,544
4.88%, 01/18/24 †	500		497,998
5.35%, 02/12/28	1,375		1,222,911
5.50%, 06/27/44 †	525		360,662
5.62%, 01/23/46	650		447,320
5.95%, 01/28/31 †	2,600		2,191,891
6.35%, 02/12/48 †	1,300		914,244
6.38%, 01/23/45	900		646,636
6.49%, 01/23/27	1,150		1,105,604
6.50%, 03/13/27	2,800		2,679,992
6.50%, 01/23/29 †	875		806,549
6.50%, 06/02/41	1,050		784,219
6.62%, 06/15/35	1,900		1,544,244
6.62%, 06/15/38	350		270,851

See Notes to Financial Statements

34

	Par (000’s	)	Value
Mexico (continued)
6.70%, 02/16/32	$4,915		$4,244,766
6.75%, 09/21/47	3,950		2,862,447
6.84%, 01/23/30	1,900		1,735,023
6.88%, 10/16/25	825		834,681
6.88%, 08/04/26	1,750		1,741,574
6.95%, 01/28/60	2,750		1,999,181
7.69%, 01/23/50	5,725		4,485,165
Sixsigma Networks Mexico SA de CV 144A 7.50%, 05/02/25	900		863,753
Sixsigma Networks Mexico SA de CV Reg S 7.50%, 05/02/25	200		191,945
Total Play Telecomunicaciones SA de CV 144A
6.38%, 09/20/28 †	1,900		1,585,227
7.50%, 11/12/25	1,900		1,765,917
Total Play Telecomunicaciones SA de CV Reg S
6.38%, 09/20/28	200		166,866
7.50%, 11/12/25	200		185,886
Unifin Financiera SAB de CV 144A
7.00%, 01/15/25	1,550		954,002
7.25%, 09/27/23	1,100		793,100
8.38%, 01/27/28	1,500		918,000
9.88%, 01/28/29	2,050		1,269,483
			82,893,458
Mongolia: 0.2%
Development Bank of Mongolia LLC 144A 7.25%, 10/23/23	1,900		1,888,176
Mongolian Mining Corp./Energy Resources LLC 144A 9.25%, 04/15/24	1,400		1,008,448
			2,896,624
Morocco: 1.0%
OCP SA 144A
3.75%, 06/23/31	2,750		2,334,467
4.50%, 10/22/25	1,925		1,934,686
5.12%, 06/23/51	2,600		2,019,186
5.62%, 04/25/24	2,750		2,830,091
6.88%, 04/25/44	2,150		2,080,125
			11,198,555
Netherlands: 0.8%
Braskem Netherlands Finance BV Reg S 8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81	250		259,538
Coruripe Netherlands BV 144A 10.00%, 02/10/27	550		477,125
Greenko Dutch BV 144A 3.85%, 03/29/26	3,298		3,010,744
Metinvest BV Reg S 7.75%, 10/17/29	200		112,000
Teva Pharmaceutical Finance Netherlands III BV
	Par (000’s	)	Value
Netherlands (continued)
4.75%, 05/09/27	$2,650		$2,428,062
5.12%, 05/09/29 †	2,875		2,614,209
			8,901,678
Nigeria: 0.7%
Access Bank Plc 144A
6.12%, 09/21/26	1,700		1,607,401
9.12% (US Treasury Yield Curve Rate T 5 Year+8.07%), 10/7/2026 (o)	200		183,000
EBN Finance Co. BV 144A 7.12%, 02/16/26	1,100		1,044,725
Fidelity Bank Plc 144A 7.62%, 10/28/26	1,400		1,329,160
First Bank of Nigeria Ltd. Via FBN Finance Co. BV 144A 8.62%, 10/27/25	1,200		1,204,848
Seplat Energy Plc 144A 7.75%, 04/01/26	2,300		2,193,211
United Bank for Africa Plc 144A 6.75%, 11/19/26	1,100		1,051,875
			8,614,220
Oman: 1.6%
Bank Muscat SAOG Reg S 4.75%, 03/17/26	1,800		1,801,177
Lamar Funding Ltd. 144A 3.96%, 05/07/25 †	3,250		3,168,211
Lamar Funding Ltd. Reg S 3.96%, 05/07/25	350		341,192
Mazoon Assets Co. SAOC 144A 5.20%, 11/08/27	1,750		1,788,031
National Bank of Oman SAOG Reg S 5.62%, 09/25/23	1,850		1,874,291
OmGrid Funding Ltd. 144A 5.20%, 05/16/27	1,800		1,769,814
OQ SAOC 144A 5.12%, 05/06/28	2,700		2,631,604
Oztel Holdings SPC Ltd. 144A
5.62%, 10/24/23	2,075		2,095,984
6.62%, 04/24/28	3,275		3,408,410
			18,878,714
Pakistan: 0.1%
Pakistan Water & Power Development Authority Reg S 7.50%, 06/04/31	1,800		1,160,100
Panama: 0.4%
Banco General SA 144A 5.25% (US Treasury Yield Curve Rate T 10 Year+3.67%), 5/7/2031 (o)	1,400		1,355,102
Banistmo SA 144A 4.25%, 07/31/27	1,400		1,331,953
Cable Onda SA Reg S 4.50%, 01/30/30	200		187,275
Global Bank Corp. 144A 5.25% (ICE LIBOR USD 3 Month+3.30%), 04/16/29	1,450		1,369,257
			4,243,587

See Notes to Financial Statements

35

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Paraguay: 0.2%
Banco Continental SAECA 144A 2.75%, 12/10/25	$1,200		$1,094,250
Frigorifico Concepcion SA 144A 7.70%, 07/21/28	1,000		873,070
			1,967,320
Peru: 2.3%
Auna SAA 144A 6.50%, 11/20/25	1,000		950,430
Banco BBVA Peru SA 144A 5.25% (US Treasury Yield Curve Rate T 5 Year+2.75%), 09/22/29	1,200		1,207,356
Banco Internacional del Peru SAA Interbank 144A 4.00% (US Treasury Yield Curve Rate T 1 Year+3.71%), 07/08/30	975		915,418
6.62% (ICE LIBOR USD 3 Month+5.76%), 03/19/29	1,175		1,180,088
Camposol SA 144A 6.00%, 02/03/27	1,200		1,101,732
Cia de Minas Buenaventura SAA 144A 5.50%, 07/23/26	2,000		1,836,320
Corp. Financiera de Desarrollo SA 144A 5.25% (ICE LIBOR USD 3 Month+5.61%), 07/15/29	1,100		1,079,859
InRetail Consumer 144A 3.25%, 03/22/28	1,900		1,679,419
InRetail Consumer Reg S 3.25%, 03/22/28	200		176,781
InRetail Shopping Malls 144A 5.75%, 04/03/28	1,375		1,368,125
Minsur SA 144A 4.50%, 10/28/31 †	1,800		1,618,191
Peru LNG Srl 144A 5.38%, 03/22/30	2,500		2,153,275
Peru LNG Srl Reg S 5.38%, 03/22/30	800		689,048
Petroleos del Peru SA 144A 4.75%, 06/19/32	3,475		2,825,349
5.62%, 06/19/47	7,450		5,426,170
San Miguel Industrias PET SA / NG PET R&P Latin America SA 144A 3.50%, 08/02/28	1,300		1,129,609
Volcan Cia Minera SAA 144A 4.38%, 02/11/26	1,700		1,523,667
			26,860,837
Philippines: 0.1%
Rizal Commercial Banking Corp. Reg S 6.50% (US Treasury Yield Curve Rate T 5 Year+6.24%), 8/27/2025 (o)	1,200		1,167,098
	Par (000’s	)	Value
Poland: 0.3%
Canpack SA / Canpack US LLC 144A
3.12%, 11/01/25	$1,425		$1,319,458
3.88%, 11/15/29	2,975		2,558,812
			3,878,270
Qatar: 0.2%
QNB Finansbank AS 144A 6.88%, 09/07/24	2,400		2,478,444
Russia: 0.1%
Evraz Plc 144A
5.25%, 04/02/24	500		240,000
5.38%, 03/20/23	675		337,500
VEON Holdings BV 144A
3.38%, 11/25/27	500		320,000
4.00%, 04/09/25	400		271,200
			1,168,700
Saudi Arabia: 0.5%
Arabian Centres Sukuk Ltd. 144A 5.38%, 11/26/24	1,800		1,773,090
Dar Al-Arkan Sukuk Co. Ltd. Reg S
6.75%, 02/15/25	2,150		2,185,871
6.88%, 02/26/27	1,400		1,412,341
			5,371,302
Singapore: 2.3%
Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	1,973		1,823,399
GLP Pte Ltd. Reg S 4.50% (US Treasury Yield Curve Rate T 5 Year+3.73%), 5/17/2026 (o)	3,400		3,041,300
4.60% (US Treasury Yield Curve Rate T 5 Year+3.73%), 6/29/2027 (o)	800		711,353
Golden Energy & Resources Ltd. Reg S 8.50%, 05/14/26	1,400		1,372,000
Greenko Investment Co. 144A 4.88%, 08/16/23	1,800		1,782,450
Greenko Solar Mauritius Ltd. 144A
5.55%, 01/29/25 †	1,900		1,875,205
5.95%, 07/29/26	2,000		1,960,000
Indika Energy Capital III Pte Ltd. Reg S 5.88%, 11/09/24	300		296,034
Inkia Energy Ltd. 144A 5.88%, 11/09/27	2,266		2,142,786
Medco Laurel Tree Pte Ltd. 144A 6.95%, 11/12/28	1,400		1,311,854
Mersin Uluslararasi Liman Isletmeciligi AS 144A 5.38%, 11/15/24	2,000		1,968,683
Puma International Financing SA 144A

See Notes to Financial Statements

36

	Par (000’s	)	Value
Singapore (continued)
5.00%, 01/24/26	$2,500		$2,337,788
5.12%, 10/06/24	1,900		1,822,860
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	1,604		1,670,505
TML Holdings Pte Ltd. Reg S 4.35%, 06/09/26	1,300		1,199,315
Yanlord Land HK Co. Ltd. Reg S 6.80%, 02/27/24	1,200		1,176,000
			26,491,532
South Africa: 2.9%
Eskom Holdings SOC Ltd. 144A
6.35%, 08/10/28	3,550		3,513,840
6.75%, 08/06/23	3,700		3,612,909
7.12%, 02/11/25	4,425		4,239,814
8.45%, 08/10/28	2,000		1,929,790
Eskom Holdings SOC Ltd. Reg S 4.31%, 07/23/27	1,700		1,547,000
Gold Fields Orogen Holdings BVI Ltd. 144A
5.12%, 05/15/24	1,450		1,461,056
6.12%, 05/15/29	1,800		1,902,303
Growthpoint Properties International Pty Ltd. 144A 5.87%, 05/02/23	1,600		1,615,600
MTN Mauritius Investments Ltd. 144A
4.75%, 11/11/24	2,775		2,764,655
6.50%, 10/13/26	1,750		1,820,515
Sasol Financing USA LLC
5.88%, 03/27/24	5,425		5,409,457
6.50%, 09/27/28	2,775		2,759,363
Standard Bank Group Ltd. Reg S 5.95% (USD ICE Swap Rate 11:00am NY 5 Year+3.75%), 05/31/29	1,400		1,415,631
			33,991,933
South Korea: 0.3%
SK Innovation Co. Ltd. Reg S 4.12%, 07/13/23	1,800		1,808,127
Woori Bank 144A 4.25% (US Treasury Yield Curve Rate T 5 Year+2.66%), 10/4/2024 (o)	2,050		2,016,687
			3,824,814
Spain: 0.7%
AES Andres BV 144A 5.70%, 05/04/28	1,000		918,522
AI Candelaria Spain SA 144A 5.75%, 06/15/33	1,950		1,626,826
AI Candelaria Spain SA Reg S
5.75%, 06/15/33	300		250,281
7.50%, 12/15/28	200		194,119
Banco Bilbao Vizcaya Argentaria Colombia SA 144A 4.88%, 04/21/25	1,550		1,518,000
	Par (000’s	)	Value
Spain (continued)
Colombia Telecomunicaciones SA ESP 144A 4.95%, 07/17/30	$1,800		$1,621,800
International Airport Finance SA 144A 12.00%, 03/15/33	1,219		1,276,509
International Airport Finance SA Reg S 12.00%, 03/15/33	198		206,890
			7,612,947
Switzerland: 0.1%
Consolidated Energy Finance SA 144A 6.50%, 05/15/26	1,550		1,584,945
Tanzania: 0.1%
AngloGold Ashanti Holdings Plc 6.50%, 04/15/40	1,100		1,171,451
Thailand: 0.6%
Bangkok Bank PCL 144A 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	4,100		3,741,353
Bangkok Bank PCL Reg S 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	200		182,505
Kasikornbank PCL Reg S 3.34% (US Treasury Yield Curve Rate T 5 Year+1.70%), 10/02/31	3,000		2,765,510
			6,689,368
Togo: 0.2%
Ecobank Transnational, Inc. 144A 9.50%, 04/18/24	1,600		1,663,552
Ecobank Transnational, Inc. Reg S 9.50%, 04/18/24	200		207,944
			1,871,496
Trinidad and Tobago: 0.6%
National Gas Co. of Trinidad & Tobago Ltd. 144A 6.05%, 01/15/36	1,200		1,182,510
National Gas Co. of Trinidad & Tobago Ltd. Reg S 6.05%, 01/15/36	300		295,627
Telecommunications Services of Trinidad & Tobago Ltd. 144A 8.88%, 10/18/29	1,050		1,050,352
Trinidad Generation Unlimited 144A 5.25%, 11/04/27	2,200		2,153,470
Trinidad Petroleum Holdings Ltd. 144A 9.75%, 06/15/26	2,150		2,234,624
			6,916,583

See Notes to Financial Statements

37

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Turkey: 5.9%
Akbank TAS 144A 5.12%, 03/31/25	$1,750		$1,649,170
6.80%, 02/06/26	1,450		1,396,955
6.80% (US Treasury Yield Curve Rate T 5 Year+6.01%), 06/22/31	1,900		1,766,923
Akbank TAS Reg S 6.80%, 02/06/26	200		192,683
Anadolu Efes Biracilik Ve Malt Sanayii AS 144A 3.38%, 06/29/28 †	1,900		1,576,342
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	2,500		2,066,000
Aydem Yenilenebilir Enerji AS Reg S 7.75%, 02/02/27	200		165,280
KOC Holding AS 144A 6.50%, 03/11/25	2,800		2,807,672
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS 144A 9.50%, 07/10/36	1,400		1,303,960
Mersin Uluslararasi Liman Isletmeciligi AS Reg S 5.38%, 11/15/24	200		196,868
Pegasus Hava Tasimaciligi AS 144A 9.25%, 04/30/26	1,300		1,285,362
TC Ziraat Bankasi AS 144A
5.12%, 09/29/23	1,750		1,722,228
5.38%, 03/02/26	2,250		2,061,524
Turk Telekomunikasyon AS 144A
4.88%, 06/19/24	1,750		1,674,592
6.88%, 02/28/25	1,780		1,745,806
Turkcell Iletisim Hizmetleri AS 144A
5.75%, 10/15/25	1,700		1,619,051
5.80%, 04/11/28	1,800		1,623,078
Turkiye Ihracat Kredi Bankasi AS 144A
5.38%, 10/24/23	1,450		1,429,570
5.75%, 07/06/26	2,800		2,548,140
6.12%, 05/03/24	1,750		1,710,009
8.25%, 01/24/24	1,900		1,943,634
Turkiye Ihracat Kredi Bankasi AS Reg S 5.38%, 10/24/23	300		295,773
Turkiye Is Bankasi AS 144A
6.12%, 04/25/24	4,700		4,650,913
7.00% (USD Swap Semi 30/360 5 Year+5.12%), 06/29/28	1,800		1,769,670
7.85%, 12/10/23	1,300		1,323,926
Turkiye Is Bankasi AS Reg S 7.75% (US Treasury Yield Curve Rate T 5 Year+6.12%), 01/22/30	2,650		2,634,497
	Par (000’s	)	Value
Turkey (continued)
Turkiye Petrol Rafinerileri AS 144A 4.50%, 10/18/24	$2,500		$2,384,750
Turkiye Sinai Kalkinma Bankasi AS 144A
5.88%, 01/14/26	1,200		1,111,781
6.00%, 01/23/25	1,400		1,351,199
Turkiye Sise ve Cam Fabrikalari AS 144A 6.95%, 03/14/26	2,475		2,420,738
Turkiye Vakiflar Bankasi TAO 144A
5.25%, 02/05/25	2,600		2,435,347
5.50%, 10/01/26 †	1,750		1,569,724
6.50%, 01/08/26	2,750		2,593,660
8.12%, 03/28/24	2,050		2,080,836
Turkiye Vakiflar Bankasi TAO Reg S 8.12%, 03/28/24	200		203,008
Ulker Biskuvi Sanayi AS 144A 6.95%, 10/30/25	2,200		1,895,300
Ulker Biskuvi Sanayi AS Reg S 6.95%, 10/30/25	200		172,300
Yapi ve Kredi Bankasi AS 144A
5.85%, 06/21/24	1,750		1,716,813
7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31	1,700		1,664,334
8.25%, 10/15/24	1,825		1,875,819
Yapi ve Kredi Bankasi AS Reg S 7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31	200		195,804
Zorlu Yenilenebilir Enerji AS 144A 9.00%, 06/01/26	950		807,500
			67,638,539
Ukraine: 0.7%
Kernel Holding SA 144A
6.50%, 10/17/24	1,100		595,375
6.75%, 10/27/27	1,050		577,500
Metinvest BV 144A
7.65%, 10/01/27	1,200		650,160
7.75%, 10/17/29	1,500		840,000
8.50%, 04/23/26	1,600		904,000
Metinvest BV Reg S 8.50%, 04/23/26	200		113,000
NAK Naftogaz Ukraine via Kondor Finance Plc 144A 7.62%, 11/08/26	1,700		543,754
NPC Ukrenergo 144A 6.88%, 11/09/26	2,800		980,000
State Agency of Roads of Ukraine 144A 6.25%, 06/24/28	2,400		759,000
Ukraine Railways Via Rail Capital Markets Plc Reg S 8.25%, 07/09/24	2,800		798,000

See Notes to Financial Statements

38

	Par (000’s	)	Value
Ukraine (continued)
VF Ukraine PAT via VFU Funding Plc 144A 6.20%, 02/11/25	$1,400		$756,000
			7,516,789
United Arab Emirates: 2.3%
DIB Tier 1 Sukuk 3 Ltd. Reg S 6.25% (USD Swap Semi 30/360 6 Year+3.66%), 1/22/2025 (o)	2,750		2,854,844
DP World Salaam Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.75%), 10/1/2025 (o)	5,450		5,541,369
Emaar Sukuk Ltd. Reg S
3.63%, 09/15/26	2,500		2,459,975
3.88%, 09/17/29	2,900		2,859,038
Emirates NBD Bank PJSC Reg S 6.12% (USD Swap Semi 30/360 6 Year+3.66%), 3/20/2025 (o)	3,700		3,746,250
GEMS Menasa Cayman Ltd. / GEMS Education Delaware LLC 144A 7.12%, 07/31/26	3,200		3,196,336
MAF Global Securities Ltd. Reg S 6.38% (US Treasury Yield Curve Rate T 5 Year+3.54%), 12/20/2025 (o)	1,600		1,626,000
Shelf Drilling Holdings Ltd. 144A
8.25%, 02/15/25 †	3,125		2,606,281
8.88%, 11/15/24 †	1,200		1,225,734
			26,115,827
United Kingdom: 1.7%
Bidvest Group UK Plc 144A 3.62%, 09/23/26	3,000		2,763,825
Endeavour Mining Plc 144A 5.00%, 10/14/26 †	1,900		1,747,126
IHS Holding Ltd. 144A
5.62%, 11/29/26	1,900		1,814,025
6.25%, 11/29/28	1,900		1,800,383
Petra Diamonds US Treasury Plc 144A 10.50%, 03/08/26	1,195		1,266,946
Polyus Finance Plc 144A 3.25%, 10/14/28	300		82,500
Polyus Finance Plc Reg S 3.25%, 10/14/28	200		55,000
Tullow Oil Plc 144A 10.25%, 05/15/26	6,475		6,436,862
Ukraine Railways Via Rail Capital Markets Plc Reg S 7.88%, 07/15/26	200		53,000
Vedanta Resources Finance II Plc 144A 8.95%, 03/11/25 †	4,100		3,902,503
Vedanta Resources Finance II Plc Reg S
	Par (000’s	)	Value
United Kingdom (continued)
8.95%, 03/11/25	$250		$237,958
			20,160,128
United States: 4.1%
AES Andes SA 144A 6.35% (US Treasury Yield Curve Rate T 5 Year+4.92%), 10/07/79	1,650		1,587,853
7.12% (USD Swap Semi 30/360 5 Year+4.64%), 03/26/79	1,850		1,798,080
AES Argentina Generacion SA 144A 7.75%, 02/02/24	1,000		853,985
Azul Investments LLP 144A 7.25%, 06/15/26 †	1,000		851,385
Azul Investments LLP Reg S 5.88%, 10/26/24	200		178,047
Empresa Electrica Cochrane SpA 144A 5.50%, 05/14/27	1,169		1,096,506
Energuate Trust 144A 5.88%, 05/03/27	1,000		970,915
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 144A 5.38%, 12/30/30	2,600		1,871,194
Guacolda Energia SA 144A 4.56%, 04/30/25	1,750		598,237
Kosmos Energy Ltd. 144A
7.50%, 03/01/28 †	1,700		1,638,307
7.75%, 05/01/27	1,500		1,491,833
Kosmos Energy Ltd. Reg S 7.12%, 04/04/26	200		195,720
Mercury Chile Holdco LLC 144A 6.50%, 01/24/27	1,400		1,325,023
MGM China Holdings Ltd. 144A
5.25%, 06/18/25 †	1,700		1,535,313
5.38%, 05/15/24	2,500		2,344,575
5.88%, 05/15/26	2,800		2,474,850
Mong Duong Finance Holdings BV 144A 5.12%, 05/07/29	2,250		2,013,750
Mong Duong Finance Holdings BV Reg S 5.12%, 05/07/29	200		179,500
Sasol Financing USA LLC
4.38%, 09/18/26	2,250		2,114,449
5.50%, 03/18/31	3,125		2,818,859
SierraCol Energy Andina LLC 144A 6.00%, 06/15/28	2,200		1,942,545
Stillwater Mining Co. 144A
4.00%, 11/16/26	2,550		2,347,555
4.50%, 11/16/29	1,850		1,645,575
Wynn Macau Ltd. 144A
4.88%, 10/01/24	2,225		1,989,973
5.12%, 12/15/29 †	3,675		2,902,148
5.50%, 01/15/26	3,550		3,048,953

See Notes to Financial Statements

39

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
5.50%, 10/01/27	$2,575		$2,083,033
5.62%, 08/26/28	4,875		3,893,833
			47,791,996
Uzbekistan: 0.5%
Ipoteka-Bank ATIB Reg S 5.50%, 11/19/25	1,000		908,750
National Bank of Uzbekistan Reg S 4.85%, 10/21/25	1,000		885,000
Uzauto Motors AJ 144A 4.85%, 05/04/26	900		776,250
Uzauto Motors AJ Reg S 4.85%, 05/04/26	200		172,500
Uzbek Industrial and Construction Bank ATB Reg S 5.75%, 12/02/24	1,050		958,125
Uzbekneftegaz JSC 144A 4.75%, 11/16/28	2,450		2,016,301
			5,716,926
Zambia: 1.5%
First Quantum Minerals Ltd. 144A
6.50%, 03/01/24	2,775		2,782,173
6.88%, 03/01/26	3,525		3,538,871
6.88%, 10/15/27	5,500		5,534,018
7.50%, 04/01/25	4,825		4,890,429
			16,745,491
Total Corporate Bonds (Cost: $1,248,622,557)			1,107,960,415

GOVERNMENT OBLIGATIONS: 1.1%
Argentina: 0.8%
Ciudad Autonoma De Buenos Aires 144A 7.50%, 06/01/27	3,300		3,035,175
Provincia de Cordoba 144A
5.00%, 06/01/27 (s)	1,882		1,351,420
5.00%, 02/01/29	1,607		1,112,813
Provincia de Mendoza 144A 4.25%, 03/19/29 (s)	2,125		1,534,250
Provincia de Neuquen 144A 4.62%, 04/27/30 (s)	1,275		842,138
Provincia del Chubut 144A 7.75%, 07/26/30 (s)	1,725		1,420,873
Provincia del Chubut Reg S 7.75%, 07/26/30 (s)	272		224,348
			9,521,017
Turkey: 0.3%
Istanbul Metropolitan Municipality 144A 6.38%, 12/09/25	1,800		1,635,516
10.75%, 04/12/27	1,200		1,206,779
Istanbul Metropolitan Municipality Reg S
	Par (000’s	)	Value
Turkey (continued)
6.38%, 12/09/25	$200		$181,724
			3,024,019
Total Government Obligations (Cost: $12,677,279)			12,545,036
Total Investments Before Collateral for Securities Loaned: 97.3% (Cost: $1,261,299,836)			1,120,505,451

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.4% (Cost: $50,308,151)
Money Market Fund: 4.4%
State Street Navigator Securities Lending Government Money Market Portfolio	50,308,151		50,308,151
Total Investments: 101.7% (Cost: $1,311,607,987)			1,170,813,602
Liabilities in excess of other assets: (1.7)%			(19,175,349)
NET ASSETS: 100.0%			$1,151,638,253

See Notes to Financial Statements

40

Definitions:
USD	United States Dollar

Footnotes:

(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $48,679,628.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $743,104,000, or 64.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	10.4%	$116,829,083
Consumer Cyclicals	3.7	41,627,844
Consumer Non-Cyclicals	3.9	43,271,900
Energy	18.2	204,183,304
Financials	34.9	390,997,433
Government Activity	1.1	12,545,036
Healthcare	3.4	37,674,880
Industrials	8.4	94,053,835
Real Estate	4.6	52,224,135
Technology	3.5	38,784,729
Utilities	7.9	88,313,272
	100.0%	$1,120,505,451

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$1,107,960,415	$—	$1,107,960,415
Government Obligations *	—	12,545,036	—	12,545,036
Money Market Fund	50,308,151	—	—	50,308,151
Total Investments	$50,308,151	$1,120,505,451	$—	$1,170,813,602

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

41

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par (000’s	)	Value
CORPORATE BONDS: 98.3%
Australia: 1.9%
Buckeye Partners LP
3.95%, 12/01/26	$18,625		$17,623,999
4.12%, 12/01/27	12,444		11,495,270
4.15%, 07/01/23 †	15,533		15,437,472
4.35%, 10/15/24 †	9,320		9,218,738
5.60%, 10/15/44	9,327		7,511,080
5.85%, 11/15/43	12,442		9,946,384
			71,232,943
Canada: 1.6%
Bombardier, Inc. 144A 7.45%, 05/01/34	15,981		15,261,855
Methanex Corp.
4.25%, 12/01/24	9,317		9,181,424
5.25%, 12/15/29	21,744		20,687,350
5.65%, 12/01/44	9,336		8,215,680
TransAlta Corp. 6.50%, 03/15/40	9,514		9,544,300
			62,890,609
Finland: 0.5%
Nokia Oyj 6.62%, 05/15/39	15,773		18,238,083
France: 1.2%
Electricite de France SA 144A 5.62% (USD Swap Semi 30/360 10 Year+3.04%), 01/22/24 (o)	46,560		45,573,859
Germany: 3.3%
Deutsche Bank AG 4.30% (USD Swap Semi 30/360 5 Year+2.25%), 05/24/28	42,261		41,471,032
4.50%, 04/01/25	46,562		45,799,390
Dresdner Funding Trust I 144A 8.15%, 06/30/31	31,100		37,730,520
			125,000,942
Ireland: 1.8%
Perrigo Finance Unlimited Co.
3.90%, 12/15/24	21,755		21,430,236
3.90%, 06/15/30 †	23,285		20,934,862
4.38%, 03/15/26	21,739		21,028,144
4.90%, 12/15/44	9,464		7,573,697
			70,966,939
Italy: 4.5%
Intesa Sanpaolo SpA 144A 5.02%, 06/26/24	62,072		60,649,574
Telecom Italia Capital SA
6.00%, 09/30/34	30,994		26,567,669
6.38%, 11/15/33	31,043		27,185,131
7.20%, 07/18/36	31,072		28,091,072
7.72%, 06/04/38	31,064		29,223,147
			171,716,593
United Kingdom: 3.4%
Marks & Spencer Plc 144A 7.12%, 12/01/37 †	9,314		9,486,868
Rolls-Royce Plc 144A 3.62%, 10/14/25	31,550		29,697,068
	Par (000’s	)	Value
United Kingdom (continued)
Standard Chartered Plc 144A 7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (o)	$23,300		$27,134,625
Vodafone Group Plc 7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	62,099		65,662,862
			131,981,423
United States: 80.1%
ADT Security Corp. 4.12%, 06/15/23	21,678		21,576,005
Apache Corp.
4.25%, 01/15/30 †	18,011		16,758,875
4.38%, 10/15/28 †	10,120		9,527,120
4.75%, 04/15/43	13,296		11,521,981
5.10%, 09/01/40	41,405		37,536,945
5.25%, 02/01/42	12,421		11,446,883
5.35%, 07/01/49 †	12,024		10,574,507
6.00%, 01/15/37	13,796		14,274,238
Bath & Body Works, Inc. 6.95%, 03/01/33 †	10,821		10,300,238
Bed Bath & Beyond, Inc.
3.75%, 08/01/24 †	8,959		8,269,381
5.17%, 08/01/44	21,175		11,747,572
Brightsphere Investment Group, Inc. 4.80%, 07/27/26	8,837		8,235,598
Brinker International, Inc. 144A 5.00%, 10/01/24	10,958		10,947,303
CDK Global, Inc. 5.00%, 10/15/24	16,135		16,620,421
Cleveland-Cliffs, Inc. 6.25%, 10/01/40	8,125		7,875,481
Crown Cork & Seal Co., Inc. 7.38%, 12/15/26	11,070		11,776,321
DCP Midstream Operating LP
5.60%, 04/01/44	12,516		11,984,258
8.12%, 08/16/30	9,384		11,095,125
DCP Midstream Operating LP 144A
6.45%, 11/03/36	9,398		10,522,753
6.75%, 09/15/37	14,062		15,814,547
Delta Air Lines, Inc.
2.90%, 10/28/24	27,931		26,673,127
3.75%, 10/28/29 †	14,708		12,998,857
4.38%, 04/19/28 †	12,726		11,926,807
Diversified Healthcare Trust
4.75%, 05/01/24	7,793		7,414,650
4.75%, 02/15/28 †	15,553		13,276,430
DPL, Inc. 4.35%, 04/15/29	12,684		11,623,744
Embarq Corp. 8.00%, 06/01/36	44,640		40,261,262
EnLink Midstream Partners LP
4.15%, 06/01/25	22,382		21,795,704
4.40%, 04/01/24	16,187		16,004,087
5.05%, 04/01/45	13,951		10,767,800
5.45%, 06/01/47	15,515		12,596,939

See Notes to Financial Statements

42

	Par (000’s	)	Value
United States (continued)
5.60%, 04/01/44	$10,867		$8,987,009
EQM Midstream Partners LP
4.00%, 08/01/24 †	15,526		15,031,730
4.12%, 12/01/26	15,541		14,452,975
4.75%, 07/15/23	18,628		18,442,838
5.50%, 07/15/28	26,400		25,262,292
6.50%, 07/15/48	17,098		15,762,646
FirstEnergy Corp.
1.60%, 01/15/26	9,336		8,554,623
2.05%, 03/01/25	9,321		8,826,241
2.25%, 09/01/30	13,986		11,700,827
2.65%, 03/01/30	18,641		15,838,139
3.40%, 03/01/50	26,397		19,709,320
4.40%, 07/15/27	46,580		45,245,250
5.35%, 07/15/47	31,070		29,088,821
7.38%, 11/15/31	46,594		53,508,783
Fluor Corp.
3.50%, 12/15/24 †	11,894		11,679,759
4.25%, 09/15/28 †	18,707		17,769,873
Ford Holdings LLC 9.30%, 03/01/30	5,631		6,708,886
Ford Motor Co.
4.35%, 12/08/26 †	28,519		27,410,324
4.75%, 01/15/43	38,033		30,690,159
5.29%, 12/08/46	24,723		21,308,506
6.62%, 10/01/28	8,501		8,821,360
7.40%, 11/01/46	7,596		8,217,011
7.45%, 07/16/31	20,352		22,162,921
Ford Motor Credit Co. LLC
3.10%, 05/04/23	18,761		18,564,010
3.66%, 09/08/24 †	14,282		13,836,473
3.81%, 01/09/24	14,266		14,034,962
3.81%, 11/02/27	14,268		13,001,216
4.06%, 11/01/24	28,521		27,933,111
4.13%, 08/04/25	26,612		25,579,188
4.27%, 01/09/27	17,109		16,145,849
4.38%, 08/06/23	19,010		19,044,978
4.39%, 01/08/26	22,809		22,037,029
4.54%, 08/01/26	14,264		13,657,209
4.69%, 06/09/25	11,419		11,210,775
5.11%, 05/03/29	28,267		26,820,719
5.58%, 03/18/24	28,516		28,872,307
Frontier Florida LLC 6.86%, 02/01/28	9,683		9,551,069
Genting New York LLC / GENNY Capital, Inc. 144A 3.30%, 02/15/26	16,840		15,410,193
Genworth Holdings, Inc. 6.50%, 06/15/34	9,298		8,682,426
Global Marine, Inc. 7.00%, 06/01/28	8,104		5,693,060
HB Fuller Co. 4.00%, 02/15/27	9,702		9,131,328
HCA, Inc. 7.69%, 06/15/25	9,626		10,500,089
Hexcel Corp.
4.20%, 02/15/27	12,504		12,276,614
4.95%, 08/15/25	9,413		9,538,376
	Par (000’s	)	Value
United States (continued)
Hillenbrand, Inc. 5.00%, 09/15/26	$11,990		$11,824,958
Howmet Aerospace, Inc.
5.90%, 02/01/27	19,436		19,970,587
5.95%, 02/01/37	19,434		19,670,220
6.75%, 01/15/28	9,325		9,895,970
Lumen Technologies, Inc.
6.88%, 01/15/28 †	13,210		12,607,492
7.60%, 09/15/39	16,141		14,118,331
Macy’s Retail Holdings LLC
4.30%, 02/15/43	7,766		5,354,036
4.50%, 12/15/34 †	11,377		8,894,880
5.12%, 01/15/42	7,758		5,775,249
Mattel, Inc.
5.45%, 11/01/41	9,324		9,374,256
6.20%, 10/01/40 †	7,790		8,092,953
Murphy Oil Corp.
6.38%, 12/01/42	10,842		9,804,800
7.05%, 05/01/29 †	7,767		8,060,942
Navient Corp. 5.62%, 08/01/33	18,764		14,859,587
Newell Brands, Inc.
4.45%, 04/01/26	61,625		61,168,667
5.62%, 04/01/36	13,062		12,503,795
5.75%, 04/01/46	20,720		19,335,904
Nordstrom, Inc.
2.30%, 04/08/24	7,775		7,454,709
4.00%, 03/15/27 †	10,892		10,107,531
4.25%, 08/01/31 †	13,199		11,212,897
4.38%, 04/01/30 †	15,520		13,527,387
5.00%, 01/15/44 †	29,987		24,915,299
6.95%, 03/15/28 †	9,330		9,545,430
Occidental Petroleum Corp.
0.00%, 10/10/36 ^	57,748		29,836,064
2.90%, 08/15/24	16,731		16,375,885
3.00%, 02/15/27	12,125		11,291,770
3.20%, 08/15/26	15,195		14,301,382
3.40%, 04/15/26	16,161		15,410,887
3.50%, 08/15/29 †	19,360		18,099,664
4.10%, 02/15/47	13,345		11,130,931
4.20%, 03/15/48	17,742		14,731,094
4.30%, 08/15/39	13,782		11,727,448
4.40%, 04/15/46	16,348		14,045,548
4.40%, 08/15/49	12,202		10,370,236
4.50%, 07/15/44	10,070		8,675,909
4.62%, 06/15/45	11,435		9,880,698
5.55%, 03/15/26	27,520		28,239,373
6.20%, 03/15/40	18,791		19,481,006
6.45%, 09/15/36	44,121		47,941,437
6.60%, 03/15/46	27,983		30,545,963
6.95%, 07/01/24	14,833		15,576,059
7.50%, 05/01/31	22,135		25,265,885
7.88%, 09/15/31	12,346		14,452,598
7.95%, 06/15/39	8,206		9,964,300
Oceaneering International, Inc.
4.65%, 11/15/24	12,419		12,030,161
6.00%, 02/01/28	9,306		8,668,027
Pactiv LLC

See Notes to Financial Statements

43

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
7.95%, 12/15/25 †	$8,728		$8,565,485
Patterson-UTI Energy, Inc.
3.95%, 02/01/28	15,899		14,668,319
5.15%, 11/15/29	10,938		10,415,243
ProAssurance Corp. 5.30%, 11/15/23	8,028		8,117,686
Qwest Corp. 7.25%, 09/15/25	7,723		8,428,149
Resorts World Las Vegas LLC / RWLV Capital, Inc. Reg S
4.62%, 04/16/29	31,140		27,181,610
4.62%, 04/06/31	10,980		9,406,742
Rockies Express Pipeline LLC 144A
3.60%, 05/15/25	12,429		11,819,917
4.80%, 05/15/30	10,876		9,976,555
4.95%, 07/15/29	17,082		16,012,496
6.88%, 04/15/40	15,525		14,778,869
7.50%, 07/15/38	7,801		7,714,682
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 †	15,532		13,025,912
7.50%, 10/15/27	9,322		9,488,491
Royal Caribbean Cruises Ltd. 144A
10.88%, 06/01/23	31,058		32,534,653
11.50%, 06/01/25	43,221		47,039,575
Safeway, Inc. 7.25%, 02/01/31	8,253		8,633,835
Seagate HDD Cayman
4.09%, 06/01/29	15,534		13,808,328
4.12%, 01/15/31 †	15,549		13,667,726
4.75%, 01/01/25	14,903		14,809,782
4.88%, 03/01/24	15,536		15,632,945
4.88%, 06/01/27 †	15,684		15,311,191
5.75%, 12/01/34	15,246		14,361,122
Sealed Air Corp. 144A 6.88%, 07/15/33	14,573		15,988,548
Service Properties Trust
3.95%, 01/15/28	12,435		9,875,380
4.35%, 10/01/24	25,625		23,777,438
4.38%, 02/15/30	12,430		9,555,438
4.50%, 06/15/23	6,250		6,103,125
4.50%, 03/15/25	10,883		9,865,059
4.65%, 03/15/24	20,533		19,381,304
4.75%, 10/01/26	13,976		12,038,158
4.95%, 02/15/27 †	12,424		10,783,255
4.95%, 10/01/29 †	13,216		10,580,564
5.25%, 02/15/26	10,891		9,707,638
Southeast Supply Header LLC 144A 4.25%, 06/15/24	12,401		12,299,448
Southwestern Energy Co. 5.95%, 01/23/25	12,155		12,345,043
Spirit AeroSystems, Inc.
3.85%, 06/15/26	9,318		8,630,984
3.95%, 06/15/23	9,315		9,094,281
4.60%, 06/15/28 †	21,775		18,851,924
Sprint Capital Corp.
	Par (000’s	)	Value
United States (continued)
6.88%, 11/15/28	$76,814		$84,427,420
8.75%, 03/15/32	62,018		78,917,905
Steelcase, Inc. 5.12%, 01/18/29	14,500		14,140,965
Tenet Healthcare Corp. 6.88%, 11/15/31	11,364		11,789,184
Topaz Solar Farms LLC 144A 5.75%, 09/30/39	19,125		19,459,519
Transocean, Inc.
6.80%, 03/15/38	18,928		11,512,577
7.50%, 04/15/31	12,281		8,182,769
Travel + Leisure Co.
5.65%, 04/01/24	9,317		9,398,990
6.00%, 04/01/27	12,437		12,545,699
6.60%, 10/01/25 †	10,878		11,300,121
Trinity Industries, Inc. 4.55%, 10/01/24	12,510		12,448,388
Under Armour, Inc. 3.25%, 06/15/26	18,783		17,309,000
United States Cellular Corp. 6.70%, 12/15/33	16,970		17,563,102
United States Steel Corp. 6.65%, 06/01/37 †	11,053		10,841,611
Western Midstream Operating LP
3.60%, 02/01/25	22,742		21,778,421
3.95%, 06/01/25	12,400		11,975,923
4.50%, 03/01/28	12,440		11,880,822
4.55%, 02/01/30 †	37,258		34,279,782
4.65%, 07/01/26	14,750		14,565,330
4.75%, 08/15/28	12,433		12,124,102
5.30%, 03/01/48	21,744		18,906,517
5.45%, 04/01/44	18,653		17,049,775
5.50%, 08/15/48	10,881		9,705,308
5.75%, 02/01/50	31,054		27,423,166
Xerox Corp.
3.80%, 05/15/24 †	9,334		9,043,386
4.80%, 03/01/35	7,851		6,232,438
6.75%, 12/15/39 †	10,926		10,277,050
XPO CNW, Inc. 6.70%, 05/01/34 †	9,507		9,767,884
Yum! Brands, Inc.
3.88%, 11/01/23 †	10,116		10,214,378
5.35%, 11/01/43	8,570		7,875,359
6.88%, 11/15/37	10,112		10,713,462
			3,064,491,691
Total Corporate Bonds (Cost: $4,157,898,232)			3,762,093,082

See Notes to Financial Statements

44

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES ON LOAN: 4.6% (Cost: $174,899,945)
Money Market Fund: 4.6%
State Street Navigator Securities Lending Government Money Market Portfolio	174,899,945	$174,899,945
Total Investments: 102.9% (Cost: $4,332,798,177)		3,936,993,027
Liabilities in excess of other assets: (2.9)%		(111,148,573)
NET ASSETS: 100.0%		$3,825,844,454

Definitions:

USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $182,549,824.
(o)	Perpetual Maturity — the date shown is the next call date
^	Zero Coupon Bond

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $465,853,427, or 12.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	2.7%	$102,263,229
Communications	0.3	9,551,069
Consumer Cyclicals	16.4	616,777,706
Consumer Non-Cyclicals	0.2	8,633,835
Energy	29.8	1,122,410,383
Financials	13.4	503,418,264
Healthcare	2.5	93,256,212
Industrials	8.0	301,578,018
Real Estate	3.8	142,358,438
Technology	16.0	602,632,019
Utilities	6.9	259,213,909
	100.0%	$3,762,093,082

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$3,762,093,082	$—	$3,762,093,082
Money Market Fund	174,899,945	—	—	174,899,945
Total Investments	$174,899,945	$3,762,093,082	$—	$3,936,993,027
*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

45

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par (000’s	)	Value
CORPORATE BONDS: 92.4%
Argentina: 0.1%
Genneia SA 144A 8.75%, 09/02/27	$100		$98,193
Australia: 0.6%
Bank of China Ltd./Sydney Reg S 0.75%, 09/29/24	200		189,065
National Australia Bank Ltd. 3.62%, 06/20/23	375		378,959
			568,024
Bermuda: 0.4%
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29 †	350		345,886
Brazil: 2.2%
Banco BTG Pactual SA 144A 2.75%, 01/11/26 †	250		228,116
Banco Nacional de Desenvolvimento Economico e Social Reg S 4.75%, 05/09/24	250		255,847
Fibria Overseas Finance Ltd. 5.50%, 01/17/27	375		383,430
FS Luxembourg Sarl 144A 10.00%, 12/15/25	300		307,323
Klabin Austria GmbH 144A 7.00%, 04/03/49	150		145,628
Klabin Finance SA 144A 4.88%, 09/19/27	240		237,588
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	250		244,875
Suzano Austria GmbH 144A 5.75%, 07/14/26	250		262,164
			2,064,971
British Virgin Islands: 0.5%
Amipeace Ltd. Reg S 1.75%, 11/09/26	250		231,635
Beijing Capital Polaris Investment Co. Ltd. Reg S 2.80%, 03/18/23	200		199,500
			431,135
Canada: 1.7%
Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24	100		100,638
Bank of Nova Scotia 2.38%, 01/18/23 †	225		224,943
Brookfield Finance, Inc. 2.72%, 04/15/31	250		219,519
Canadian Imperial Bank of Commerce 0.95%, 10/23/25	250		227,470
CDP Financial, Inc. Reg S 1.00%, 05/26/26	500		460,514
Liberty Utilities Finance GP 1 144A 2.05%, 09/15/30	300		249,865
	Par (000’s	)	Value
Canada (continued)
Tucson Electric Power Co. 1.50%, 08/01/30	$150		$121,642
			1,604,591
Cayman Islands: 0.4%
Hongkong Land Finance Cayman Islands Co. Ltd./The Reg S 2.25%, 07/15/31	200		169,292
Saudi Electricity Global Sukuk Co. 5 Reg S 1.74%, 09/17/25	200		188,902
			358,194
Chile: 1.4%
Colbun SA 144A 3.15%, 01/19/32	300		253,962
Interchile SA 144A 4.50%, 06/30/56	500		434,442
Inversiones CMPC SA 144A 4.38%, 04/04/27	250		250,864
Inversiones Latin America Power Ltda. Reg S 5.12%, 06/15/33	198		155,165
Sociedad Quimica y Minera de Chile SA 144A 3.50%, 09/10/51	300		230,338
			1,324,771
China: 6.7%
Bank of China Ltd. Reg S
0.95%, 09/21/23	450		437,888
1.23% (United States Secured Overnight Financing Rate+0.95%), 10/17/22	200		200,270
1.36% (ICE LIBOR USD 3 Month+0.88%), 11/22/22	300		300,114
1.41% (ICE LIBOR USD 3 Month+0.83%), 06/07/23	200		200,571
Central China Real Estate Ltd. Reg S 7.50%, 07/14/25	200		67,000
China Construction Bank Corp. Reg S
1.00%, 08/04/23	200		195,192
1.25%, 08/04/25	400		376,231
1.80% (ICE LIBOR USD 3 Month+0.66%), 10/22/22	400		400,406
China Development Bank Reg S 2.75%, 11/16/22	200		200,058
China Merchants Bank Co. Ltd. Reg S 1.20%, 09/10/25	400		370,965
CIFI Holdings Group Co. Ltd. Reg S 5.95%, 10/20/25	400		316,400
ICBCIL Finance Co. Ltd. Reg S 1.53% (ICE LIBOR USD 3 Month+1.05%), 11/20/24	400		399,734
Industrial & Commercial Bank of China Ltd. Reg S

See Notes to Financial Statements

46

	Par (000’s	)	Value
China (continued)
1.63% (ICE LIBOR USD 3 Month+0.83%), 06/14/23	$400		$401,310
1.66% (ICE LIBOR USD 3 Month+0.78%), 09/16/24	800		803,238
2.01% (ICE LIBOR USD 3 Month+0.83%), 04/25/24	200		200,417
2.25%, 09/16/22	200		199,553
2.88%, 10/12/22	300		300,024
Industrial Bank Co. Ltd. Reg S 1.12%, 11/06/23	200		193,629
Jiangxi Provincial Water Conservancy Investment Group China Ltd. Reg S 3.40%, 12/05/22	200		201,000
Rongshi International Finance Ltd. Reg S 3.25%, 05/21/24	200		199,969
Shanghai Pudong Development Bank Co. Ltd./London Reg S 1.94% (ICE LIBOR USD 3 Month+0.70%), 10/29/22	200		200,025
Wuhan Metro Group Co. Ltd. Reg S 2.96%, 09/24/24	200		196,691
Yuzhou Group Holdings Co. Ltd. Reg S 6.35%, 01/13/27	200		28,000
Zhenro Properties Group Ltd. Reg S 6.63%, 01/07/26	200		19,000
			6,407,685
Colombia: 0.3%
Consorcio Transmantaro SA 144A 4.70%, 04/16/34	300		281,724
Dominican Republic: 0.1%
UEP Penonome II SA 144A 6.50%, 10/01/38	95		92,530
France: 0.9%
BNP Paribas SA 144A 1.68% (United States Secured Overnight Financing Rate+0.91%), 06/30/27	300		267,541
Electricite de France SA 144A 3.62%, 10/13/25	600		596,810
			864,351
Georgia: 0.2%
Georgian Railway JSC 144A 4.00%, 06/17/28	250		214,700
Germany: 3.2%
Kreditanstalt fuer Wiederaufbau
0.75%, 09/30/30	950		792,115
1.00%, 10/01/26 †	600		551,534
1.75%, 09/14/29	1,550		1,422,923
2.00%, 09/29/22	300		300,573
			3,067,145
	Par (000’s	)	Value
Hong Kong: 2.6%
Airport Authority Reg S 1.75%, 01/12/27	$300		$279,083
China Development Bank/Hong Kong Reg S 0.62%, 09/09/24	200		189,945
Franshion Brilliant Ltd. Reg S 4.00%, 06/21/24	200		194,452
ICBCIL Finance Co. Ltd. Reg S 2.25%, 11/02/26	200		185,764
Industrial & Commercial Bank of China Ltd./Hong Kong Reg S 1.62%, 10/28/26	400		370,917
Industrial Bank Co. Ltd. Reg S 0.88%, 06/10/24	200		190,971
Link Finance Cayman 2009 Ltd. Reg S 2.88%, 07/21/26	200		194,396
MTR Corp. CI Ltd. Reg S 2.50%, 11/02/26	400		385,185
MTR Corp. Ltd. Reg S 1.62%, 08/19/30	400		342,756
Yanlord Land HK Co. Ltd. Reg S 5.12%, 05/20/26	200		184,500
			2,517,969
India: 3.3%
Adani Green Energy Ltd. 144A 4.38%, 09/08/24	350		336,000
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy 144A 6.25%, 12/10/24	50		50,760
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Reg S 6.25%, 12/10/24	200		203,040
Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd/Wardha Solar Maharash 144A 4.62%, 10/15/39	184		153,956
India Green Energy Holdings 144A 5.38%, 04/29/24	150		147,954
Indian Railway Finance Corp. Ltd. 144A 3.57%, 01/21/32 †	200		176,311
Indian Railway Finance Corp. Ltd. Reg S 3.83%, 12/13/27	200		192,849
JSW Hydro Energy Ltd. 144A 4.12%, 05/18/31	338		294,474
Power Finance Corp. Ltd. Reg S 3.75%, 12/06/27	200		191,396
REC Ltd. Reg S 3.88%, 07/07/27	200		192,820
ReNew Power Pvt Ltd. 144A

See Notes to Financial Statements

47

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
India (continued)
5.88%, 03/05/27	$150		$142,537
ReNew Power Synthetic 144A 6.67%, 03/12/24	500		507,500
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries 144A 4.50%, 07/14/28 †	200		174,640
State Bank of India/London Reg S 4.50%, 09/28/23	400		405,458
			3,169,695
Indonesia: 2.1%
Perusahaan Penerbit SBSN Indonesia III 144A
2.30%, 06/23/25	150		145,875
3.55%, 06/09/51	275		230,131
3.75%, 03/01/23	650		656,400
3.90%, 08/20/24	450		459,281
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 144A 4.85%, 10/14/38	550		527,172
			2,018,859
Israel: 0.5%
Bank Hapoalim BM 144A Reg S 3.25% (US Treasury Yield Curve Rate T 5 Year+2.15%), 01/21/32	500		455,000
Japan: 2.5%
Central Nippon Expressway Co. Ltd. Reg S 0.89%, 12/10/25	200		182,805
Japan Bank for International Cooperation 1.62%, 01/20/27	200		186,893
Japan Finance Organization for Municipalities 144A 1.50%, 01/27/25	200		192,464
Marubeni Corp. Reg S 1.58%, 09/17/26	200		180,336
Mitsubishi UFJ Financial Group, Inc. 2.53%, 09/13/23 †	250		248,183
Norinchukin Bank 144A
1.28%, 09/22/26	200		179,717
2.08%, 09/22/31	300		253,454
Sumitomo Mitsui Financial Group, Inc.
0.51%, 01/12/24	250		238,731
2.47%, 01/14/29 †	200		177,275
Sumitomo Mitsui Trust Bank Ltd. 144A 1.55%, 03/25/26	275		251,495
Toyota Motor Credit Corp. 2.15%, 02/13/30	300		265,994
			2,357,347
Luxembourg: 0.8%
Bank of China Ltd. Reg S
	Par (000’s	)	Value
Luxembourg (continued)
1.40%, 04/28/26	$200		$185,535
European Investment Bank 1.62%, 05/13/31 †	700		626,613
			812,148
Macao: 0.2%
China Construction Bank Corp./ Macau Reg S 0.78% (United States Secured Overnight Financing Rate Compound Index+0.50%), 12/21/24	200		199,730
Mauritius: 0.7%
Azure Power Energy Ltd. 144A 3.58%, 08/19/26	193		174,478
Greenko Wind Projects Mauritius Ltd. 144A 5.50%, 04/06/25	200		196,100
India Cleantech Energy 144A 4.70%, 08/10/26	146		134,179
India Green Power Holdings 144A 4.00%, 02/22/27	200		174,160
			678,917
Mexico: 0.3%
Coca-Cola Femsa SAB de CV 1.85%, 09/01/32	400		319,662
Netherlands: 4.5%
ABN AMRO Bank NV 144A 2.47% (US Treasury Yield Curve Rate T 1 Year+1.10%), 12/13/29	350		307,517
Cooperatieve Rabobank UA 144A 1.00% (US Treasury Yield Curve Rate T 1 Year+0.73%), 09/24/26 †	450		407,224
1.11% (US Treasury Yield Curve Rate T 1 Year+0.55%), 02/24/27 †	400		357,095
Greenko Dutch BV 144A 3.85%, 03/29/26	485		442,756
ING Groep NV 144A 1.40% (US Treasury Yield Curve Rate T 1 Year+1.10%), 07/01/26	450		410,752
4.62%, 01/06/26	500		504,909
Nederlandse Financierings- Maatschappij voor Ontwikkelingslanden NV Reg S 2.75%, 02/20/24	200		199,993
Nederlandse Waterschapsbank NV 144A
1.00%, 05/28/30	300		254,815
2.38%, 03/24/26	750		732,167
NXP BV / NXP Funding LLC / NXP USA, Inc. 144A 2.50%, 05/11/31	550		457,521

See Notes to Financial Statements

48

	Par (000’s	)	Value
Netherlands (continued)
3.40%, 05/01/30	$200		$182,622
			4,257,371
Norway: 0.7%
Kommunalbanken AS 144A
0.50%, 10/21/24	200		188,282
2.12%, 02/11/25	475		464,750
			653,032
Pakistan: 0.1%
Pakistan Water & Power Development Authority Reg S 7.50%, 06/04/31	200		128,900
Philippines: 0.2%
Bank of the Philippine Islands Reg S 2.50%, 09/10/24	200		198,472
Portugal: 0.4%
EDP Finance BV 144A 1.71%, 01/24/28 †	400		345,645
Qatar: 0.2%
QNB Finance Ltd. Reg S 1.62%, 09/22/25	200		187,001
Saudi Arabia: 0.3%
Saudi Electricity Global Sukuk Co. 5 Reg S 2.41%, 09/17/30	300		273,993
Singapore: 1.8%
Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	296		273,510
DBS Group Holdings Ltd. 144A 1.80% (ICE LIBOR USD 3 Month+0.62%), 07/25/22	250		250,173
Greenko Investment Co. 144A 4.88%, 08/16/23	200		198,050
Greenko Solar Mauritius Ltd. 144A 5.95%, 07/29/26	400		392,000
Industrial & Commercial Bank of China Ltd./Singapore Reg S 1.00%, 10/28/24	450		429,030
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	206		214,167
			1,756,930
South Korea: 5.0%
Export-Import Bank of Korea 2.12%, 01/18/32	300		262,926
Export-Import Bank of Korea 144A 1.75%, 10/19/28	450		406,937
Export-Import Bank of Korea Reg S 1.67% (ICE LIBOR USD 3 Month+0.74%), 03/22/23	200		200,960
Hanwha Energy USA Holdings Corp. 144A
	Par (000’s	)	Value
South Korea (continued)
2.38%, 07/30/22	$150		$149,909
Hyundai Capital Services, Inc. 144A 1.25%, 02/08/26	300		270,518
Incheon International Airport Corp. Reg S 1.25%, 05/04/26	200		183,879
Kia Corp. 144A
1.75%, 10/16/26	400		364,494
2.38%, 02/14/25	200		192,831
Korea Development Bank 0.40%, 06/19/24	350		331,579
1.69% (ICE LIBOR USD 3 Month+0.72%), 07/06/22	300		300,215
Korea Development Bank/The 0.75%, 01/25/25	200		187,003
Korea Electric Power Corp. 144A 2.50%, 06/24/24	350		345,507
Korea Hydro & Nuclear Power Co. Ltd. 144A 3.75%, 07/25/23	300		303,040
Korea South-East Power Co. Ltd. Reg S 2.12%, 02/03/25	200		193,214
Korea Water Resources Corp. Reg S 3.88%, 05/15/23	200		202,028
LG Chem Ltd. 144A
1.38%, 07/07/26	200		180,650
2.38%, 07/07/31 †	225		192,013
3.25%, 10/15/24	250		248,783
3.62%, 04/15/29	250		241,743
			4,758,229
Spain: 1.0%
Avangrid, Inc.
3.20%, 04/15/25 †	531		521,923
3.80%, 06/01/29	400		389,900
			911,823
Supranational: 6.5%
Central American Bank for Economic Integration Reg S 1.36% (ICE LIBOR USD 3 Month+0.85%), 11/15/24	200		201,236
European Bank for Reconstruction & Development
1.50%, 02/13/25	500		480,676
1.62%, 09/27/24	500		485,342
European Investment Bank
0.75%, 09/23/30	600		501,521
1.62%, 10/09/29 †	380		344,679
2.12%, 04/13/26	800		776,121
2.38%, 05/24/27	650		631,570
2.50%, 10/15/24 †	450		446,380
European Investment Bank 144A 2.88%, 06/13/25	750		748,725

See Notes to Financial Statements

49

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Supranational (continued)
International Bank for Reconstruction & Development
2.12%, 03/03/25	$430		$421,316
3.12%, 11/20/25	275		276,368
International Finance Corp.
2.00%, 10/24/22	150		150,255
2.12%, 04/07/26	744		719,828
			6,184,017
Sweden: 1.3%
Kommuninvest I Sverige AB 144A
0.38%, 06/19/24	350		332,949
1.62%, 04/24/23	500		497,322
Swedbank AB 144A 1.54%, 11/16/26	500		455,522
			1,285,793
Turkey: 0.2%
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	200		165,280
United Arab Emirates: 0.8%
MAF Sukuk Ltd. Reg S
3.93%, 02/28/30	200		196,600
4.64%, 05/14/29	400		409,000
Sweihan PV Power Co. PJSC 144A 3.62%, 01/31/49	200		175,215
			780,815
United Kingdom: 1.7%
Atlantica Sustainable Infrastructure Plc 144A 4.12%, 06/15/28	200		182,284
Brookfield Finance I UK Plc 2.34%, 01/30/32	300		249,704
NatWest Group Plc 2.36% (US Treasury Yield Curve Rate T 1 Year+2.15%), 05/22/24 †	300		296,151
Niagara Mohawk Power Corp. 144A 1.96%, 06/27/30 †	300		251,179
Swire Properties MTN Financing Ltd. Reg S 3.50%, 01/10/28	200		197,920
Vmed O2 UK Financing I Plc 144A 4.75%, 07/15/31	500		429,668
			1,606,906
United States: 36.0%
AES Andes SA 144A 6.35% (US Treasury Yield Curve Rate T 5 Year+4.92%), 10/07/79	200		192,467
AES Corp.
1.38%, 01/15/26	350		313,922
2.45%, 01/15/31	455		377,744
	Par (000’s	)	Value
United States (continued)
Agricultural Bank of China Ltd. Reg S 1.25%, 01/19/26	$200		$185,434
Alexandria Real Estate Equities, Inc.
2.00%, 05/18/32	350		287,593
2.95%, 03/15/34	250		217,143
3.80%, 04/15/26	200		199,442
Apple, Inc.
2.85%, 02/23/23 †	125		125,724
3.00%, 06/20/27	1,000		983,576
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance Plc 144A
3.25%, 09/01/28 †	250		218,471
4.00%, 09/01/29	525		450,579
Arizona Public Service Co. 2.65%, 09/15/50	200		136,820
AvalonBay Communities, Inc.
1.90%, 12/01/28	100		88,440
2.05%, 01/15/32 †	250		213,272
Boston Properties LP
2.45%, 10/01/33	400		325,113
3.40%, 06/21/29	425		397,707
4.50%, 12/01/28 †	400		403,312
Citigroup, Inc. 1.68% (United States Secured Overnight Financing Rate+1.67%), 05/15/24	750		739,137
Clearway Energy Operating LLC 144A
3.75%, 02/15/31	400		344,610
4.75%, 03/15/28	425		402,307
Dana, Inc. 4.25%, 09/01/30	200		171,781
Deutsche Bank AG 1.69%, 03/19/26	300		273,921
Dominion Energy, Inc. 2.25%, 08/15/31	350		294,729
DTE Electric Co.
1.90%, 04/01/28 †	250		224,928
3.25%, 04/01/51	200		165,366
3.95%, 03/01/49	290		268,300
Duke Energy Carolinas LLC 3.95%, 11/15/28	350		350,220
Duke Energy Florida LLC 2.50%, 12/01/29	150		135,753
Duke Energy Progress LLC 3.45%, 03/15/29	300		288,531
Duke Realty LP
1.75%, 02/01/31	200		164,320
2.88%, 11/15/29	225		206,614
Equinix, Inc.
1.00%, 09/15/25	300		272,251
1.55%, 03/15/28	200		170,733
2.50%, 05/15/31	550		462,605
3.90%, 04/15/32	350		328,666

See Notes to Financial Statements

50

	Par (000’s	)	Value
United States (continued)
ERP Operating LP 4.15%, 12/01/28	$200		$200,279
Evergy Kansas Central, Inc. 2.55%, 07/01/26	200		191,865
Fannie Mae-Aces
1.44%, 10/25/29	500		438,460
2.44%, 10/25/29	37		35,069
2.52%, 08/25/29	593		563,695
2.64%, 07/25/24	187		186,064
2.89%, 02/25/27	305		300,442
2.94%, 06/25/29	10		9,769
3.00%, 01/25/28	415		407,179
3.06%, 09/25/27	275		271,861
3.14%, 03/25/28	220		218,005
3.16%, 03/25/28	454		447,719
3.18%, 02/25/30	386		380,810
3.21%, 11/25/27	14		13,999
3.41%, 06/25/28	318		320,018
3.67%, 09/25/28	1,165		1,183,820
3.87%, 09/25/30	103		105,604
Federal Realty Investment Trust 1.25%, 02/15/26	200		181,512
Fifth Third Bancorp 1.71% (United States Secured Overnight Financing Rate+0.69%), 11/01/27	200		180,762
Ford Motor Co. 3.25%, 02/12/32	1,200		977,202
Freddie Mac Multifamily Structured Pass Through Certificates
1.30%, 06/25/30	30		25,510
2.88%, 04/25/26	285		281,651
HAT Holdings I LLC / HAT Holdings II LLC 144A 6.00%, 04/15/25	350		355,701
Healthpeak Properties, Inc.
1.35%, 02/01/27	200		179,605
2.12%, 12/01/28 †	250		221,823
Host Hotels & Resorts LP
2.90%, 12/15/31	250		211,260
3.38%, 12/15/29	250		224,626
Interstate Power & Light Co.
3.50%, 09/30/49	150		126,277
4.10%, 09/26/28	250		251,555
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, 09/15/30 †	300		251,327
JPMorgan Chase & Co. 0.65% (TSFR3M+0.60%), 09/16/24	525		507,935
0.77% (United States Secured Overnight Financing Rate+0.49%), 08/09/25	500		468,350
Kaiser Foundation Hospitals
2.81%, 06/01/41	600		476,045
3.15%, 05/01/27	280		272,362
	Par (000’s	)	Value
United States (continued)
Kilroy Realty LP
2.50%, 11/15/32	$50		$40,470
2.65%, 11/15/33	300		239,363
4.75%, 12/15/28	250		254,114
Leeward Renewable Energy Operations LLC 144A 4.25%, 07/01/29	200		179,666
Massachusetts Institute of Technology 3.96%, 07/01/38	200		204,748
Metropolitan Life Global Funding I 144A 0.95%, 07/02/25 †	350		323,417
MidAmerican Energy Co.
2.70%, 08/01/52	200		149,917
3.10%, 05/01/27	225		218,746
3.15%, 04/15/50	200		162,503
3.65%, 04/15/29	300		296,331
3.65%, 08/01/48	400		359,744
3.95%, 08/01/47	275		255,138
4.25%, 07/15/49	525		510,367
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/28	725		642,739
Northern States Power Co.
2.60%, 06/01/51 †	250		186,756
2.90%, 03/01/50	250		196,003
3.20%, 04/01/52	200		166,773
NSTAR Electric Co. 3.25%, 05/15/29	325		310,352
Owens Corning 3.95%, 08/15/29	225		220,450
PacifiCorp 2.90%, 06/15/52	200		153,631
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 144A 4.50%, 08/15/28	350		327,710
Piedmont Operating Partnership LP 3.15%, 08/15/30	150		131,725
PNC Financial Services Group, Inc. 2.20%, 11/01/24	310		303,340
Prologis LP 1.25%, 10/15/30 †	375		303,507
Public Service Co. of Colorado
3.20%, 03/01/50	250		207,424
3.70%, 06/15/28	450		447,708
4.10%, 06/15/48	360		347,425
Public Service Co. of Oklahoma
2.20%, 08/15/31	250		210,664
3.15%, 08/15/51	150		115,870
Public Service Electric and Gas Co. 3.10%, 03/15/32 †	150		139,941
Regency Centers LP 3.75%, 06/15/24	125		125,272

See Notes to Financial Statements

51

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
Renewable Energy Group, Inc. 144A 5.88%, 06/01/28	$250		$265,050
Seattle Children’s Hospital 2.72%, 10/01/50 †	150		108,651
SK Battery America, Inc. Reg S
1.62%, 01/26/24	250		240,229
2.12%, 01/26/26	200		182,816
SLG Office Trust 2021-OVA 144A 2.59%, 07/15/41	800		713,720
Sonoco Products Co. 2.85%, 02/01/32	200		174,972
Southern Power Co. 4.15%, 12/01/25	700		708,412
Southwestern Public Service Co. 3.15%, 05/01/50	100		80,291
Sunnova Energy Corp. 144A 5.88%, 09/01/26 †	200		183,269
Tennessee Valley Authority 1.50%, 09/15/31	200		170,186
Toyota Auto Receivables Owner 0.26%, 11/17/25	204		196,746
UDR, Inc. 1.90%, 03/15/33	175		138,053
Union Electric Co. 2.62%, 03/15/51	275		201,549
Vena Energy Capital Pte Ltd. Reg S 3.13%, 02/26/25	200		193,015
Verizon Communications, Inc.
1.50%, 09/18/30 †	300		243,409
2.85%, 09/03/41	400		312,653
3.88%, 02/08/29	600		592,419
3.88%, 03/01/52	300		261,874
Vornado Realty LP
2.15%, 06/01/26	200		182,470
3.40%, 06/01/31	150		132,157
Welltower, Inc.
2.70%, 02/15/27 †	250		238,820
3.85%, 06/15/32	100		95,254
Wisconsin Power and Light Co. 1.95%, 09/16/31	200		167,784
			34,365,305
Total Corporate Bonds (Cost: $97,204,951)			88,112,739

GOVERNMENT OBLIGATIONS: 6.5%
Chile: 1.5%
Chile Government International Bond
2.55%, 01/27/32	850		739,568
3.50%, 01/25/50	850		675,826
			1,415,394
Egypt: 0.4%
Egypt Government International Bond 144A
	Par (000’s	)	Value
Egypt (continued)
5.25%, 10/06/25	$200		$177,804
Egypt Government International Bond Reg S 5.25%, 10/06/25	200		177,804
			355,608
Hong Kong: 1.9%
Hong Kong Government International Bond 144A
0.62%, 02/02/26	500		458,573
1.38%, 02/02/31	500		432,638
2.38%, 02/02/51	200		148,875
2.50%, 05/28/24	450		446,875
Hong Kong Government International Bond Reg S 1.75%, 11/24/31	400		352,437
			1,839,398
Saudi Arabia: 0.4%
Arab Petroleum Investments Corp. 144A 1.48%, 10/06/26	400		368,437
Supranational: 1.2%
Asian Development Bank
1.75%, 08/14/26	275		261,046
2.12%, 03/19/25	400		390,982
2.38%, 08/10/27	300		290,540
3.12%, 09/26/28	250		251,226
			1,193,794
United States: 1.1%
City of San Francisco CA Public Utilities Commission Water Revenue
2.83%, 11/01/41	100		81,432
3.30%, 11/01/39	100		86,440
3.47%, 11/01/43	250		216,017
Commonwealth of Massachusetts 3.28%, 06/01/46	150		132,042
District of Columbia Water & Sewer Authority 4.81%, 10/01/14	170		173,372
Metropolitan Transportation Authority 5.17%, 11/15/49	300		323,225
			1,012,528
Total Government Obligations (Cost: $7,121,495)			6,185,159

	Number
	of Shares
PREFERRED SECURITIES: 0.1% (Cost: $173,320)
Canada: 0.1%
Brookfield Finance, Inc. (USD), 4.62%, 10/16/80 †	7,000		132,650
Total Investments Before Collateral for Securities Loaned: 99.0% (Cost: $104,499,766)			94,430,548

See Notes to Financial Statements

52

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.9% (Cost: $2,740,591)
Money Market Fund: 2.9%
	Number
	of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio	2,740,591	$2,740,591
Total Investments: 101.9% (Cost: $107,240,357)		97,171,139
Liabilities in excess of other assets: (1.9)%		(1,840,010)
NET ASSETS: 100.0%		$95,331,129

Definitions:

USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $6,298,898.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $29,365,918, or 30.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Academic & Educational Services	0.2%	$204,748
Basic Materials	3.4	3,217,223
Consumer Cyclicals	2.3	2,197,275
Consumer Non-Cyclicals	0.3	319,662
Energy	1.4	1,276,879
Financials	41.9	39,517,955
Government Activity	8.1	7,676,846
Healthcare	0.9	857,058
Industrials	3.6	3,424,222
Mortgage Securities	5.5	5,189,676
Real Estate	8.6	8,114,495
Technology	3.4	3,159,798
Utilities	20.4	19,274,711
	100.0%	$94,430,548

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds *	$—	$88,112,739	$—	$88,112,739
Government Obligations *	—	6,185,159	—	6,185,159
Preferred Securities *	132,650	—	—	132,650
Money Market Fund	2,740,591	—	—	2,740,591
Total Investments	$2,873,241	$94,297,898	$—	$97,171,139

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

53

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s		)	Value
CORPORATE BONDS: 98.1%
Argentina: 0.9%
Arcor SAIC 144A 6.00%, 07/06/23	USD	50		$50,189
Capex SA 144A 6.88%, 05/15/24	USD	25		23,912
MercadoLibre, Inc. 3.12%, 01/14/31	USD	100		81,034
Pampa Energia SA 144A
7.38%, 07/21/23	USD	25		25,033
7.50%, 01/24/27	USD	50		46,519
9.12%, 04/15/29	USD	25		23,159
Pan American Energy LLC 144A 9.12%, 04/30/27	USD	35		38,756
Telecom Argentina SA 144A 8.00%, 07/18/26	USD	75		71,163
YPF Energia Electrica SA 144A 10.00%, 07/25/26	USD	35		32,790
YPF SA 144A
2.50%, 06/30/29 (s)	USD	75		54,570
4.00%, 02/12/26 (s)	USD	75		66,588
6.95%, 07/21/27	USD	100		72,513
7.00%, 12/15/47	USD	75		46,959
8.50%, 07/28/25	USD	75		61,229
8.75%, 04/04/24	USD	53		49,155
				743,569
Australia: 0.6%
FMG Resources August 2006 Pty Ltd. 144A
4.38%, 04/01/31	USD	150		132,933
4.50%, 09/15/27	USD	25		23,718
5.12%, 05/15/24	USD	75		75,846
6.12%, 04/15/32	USD	100		99,448
Infrabuild Australia Pty Ltd. 144A 12.00%, 10/01/24	USD	30		30,400
Mineral Resources Ltd. 144A 8.12%, 05/01/27	USD	100		101,719
Nufarm Australia Ltd. / Nufarm Americas, Inc. 144A 5.00%, 01/27/30	USD	30		28,394
				492,458
Austria: 0.3%
ams-OSRAM AG 144A 7.00%, 07/31/25	USD	100		101,425
Wienerberger AG Reg S 2.75%, 06/04/25	EUR	100		106,879
				208,304
Belgium: 0.5%
La Financiere Atalian SASU Reg S 4.00%, 05/15/24	EUR	150		129,456
Ontex Group NV Reg S 3.50%, 07/15/26	EUR	100		91,781
Solvay Finance SACA Reg S 5.42% (EUR Swap Annual 5 Year+3.70%), 11/29/49 (o)	EUR	150		162,792
				384,029
	Par
	(000’s		)	Value
Bermuda: 0.4%
Digicel Group Holdings Ltd. 144A 8.00%, 04/01/25	USD	62		$51,821
Digicel International Finance Ltd./Digicel international Holdings Ltd 144A
8.75%, 05/25/24 †	USD	100		98,851
13.00%, 12/31/25	USD	100		98,382
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	USD	100		98,824
				347,878
Brazil: 6.7%
Adecoagro SA 144A 6.00%, 09/21/27	USD	50		49,174
Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	USD	100		94,937
Arcos Dorados Holdings, Inc. 144A 5.88%, 04/04/27	USD	105		106,592
Azul Investments LLP 144A 5.88%, 10/26/24	USD	50		44,512
B2W Digital Lux Sarl 144A 4.38%, 12/20/30	USD	100		82,373
Banco Bradesco SA 144A 3.20%, 01/27/25	USD	100		97,150
Banco BTG Pactual SA 144A 4.50%, 01/10/25	USD	100		98,627
Banco do Brasil SA 144A
4.62%, 01/15/25	USD	100		100,115
4.75%, 03/20/24	USD	50		50,439
Banco Votorantim SA 144A 4.38%, 07/29/25	USD	100		98,008
Braskem Idesa SAPI 144A 7.45%, 11/15/29	USD	200		187,611
Braskem Netherlands Finance BV 144A 8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81	USD	50		51,907
BRF SA 144A 4.75%, 05/22/24	USD	200		199,271
Cemig Geracao e Transmissao SA 144A 9.25%, 12/05/24	USD	100		107,574
Centrais Eletricas Brasileiras SA 144A 4.62%, 02/04/30	USD	100		91,016
Cosan Luxembourg SA 144A 7.00%, 01/20/27	USD	50		51,437
Cosan SA 144A 5.50%, 09/20/29	USD	50		48,509
CSN Inova Ventures 144A 6.75%, 01/28/28 †	USD	100		99,539
Embraer Netherlands Finance BV 5.05%, 06/15/25	USD	100		99,348

See Notes to Financial Statements

54

	Par
	(000’s		)	Value
Brazil (continued)
5.40%, 02/01/27	USD	125		$120,621
FS Luxembourg Sarl 144A 10.00%, 12/15/25	USD	100		102,441
Globo Comunicacao e Participacoes SA 144A 4.88%, 01/22/30	USD	100		86,175
Gol Finance SA 144A 7.00%, 01/31/25	USD	100		85,630
Guara Norte Sarl 144A 5.20%, 06/15/34	USD	96		84,699
Itau Unibanco Holding SA 144A
3.25%, 01/24/25	USD	50		48,700
3.88% (US Treasury Yield Curve Rate T 5 Year+3.45%), 04/15/31	USD	50		44,985
4.50% (US Treasury Yield Curve Rate T 5 Year+2.82%), 11/21/29	USD	50		47,695
4.62% (US Treasury Yield Curve Rate T 5 Year+3.22%), 2/27/2025 (o)	USD	50		43,266
5.12%, 05/13/23	USD	150		152,775
Klabin Austria GmbH 144A 5.75%, 04/03/29 †	USD	200		197,019
Light Servicos de Eletricidade SA/Light Energia SA 144A 4.38%, 06/18/26	USD	100		93,197
MARB BondCo Plc 144A 3.95%, 01/29/31	USD	100		83,249
MV24 Capital BV 144A 6.75%, 06/01/34	USD	90		85,749
Natura Cosmeticos SA 144A 4.12%, 05/03/28	USD	100		89,802
NBM US Holdings, Inc. 144A 7.00%, 05/14/26	USD	100		103,226
Nexa Resources SA 144A 6.50%, 01/18/28	USD	100		100,192
Petrobras Global Finance BV
5.09%, 01/15/30 †	USD	125		121,422
5.30%, 01/27/25	USD	75		77,706
5.50%, 06/10/51 †	USD	100		82,194
5.60%, 01/03/31	USD	125		122,844
5.75%, 02/01/29	USD	75		76,037
6.00%, 01/27/28	USD	150		154,147
6.25%, 03/17/24	USD	50		52,116
6.75%, 01/27/41	USD	100		98,191
6.75%, 06/03/50	USD	75		69,625
6.85%, 06/05/15	USD	175		154,438
6.88%, 01/20/40	USD	75		74,297
6.90%, 03/19/49	USD	100		94,406
7.25%, 03/17/44	USD	95		94,954
7.38%, 01/17/27	USD	100		109,577
8.75%, 05/23/26	USD	50		57,758
Rede D’or Finance Sarl 144A 4.50%, 01/22/30 †	USD	100		87,520
Rio Oil Finance Trust Series 2014-1 144A 9.25%, 07/06/24	USD	137		143,740
	Par
	(000’s		)	Value
Brazil (continued)
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	USD	100		$97,950
Ultrapar International SA 144A 5.25%, 06/06/29	USD	100		97,317
Usiminas International Sarl 144A 5.88%, 07/18/26	USD	100		100,116
				5,293,915
British Virgin Islands: 0.2%
China SCE Group Holdings Ltd. Reg S 7.38%, 04/09/24	USD	200		138,000
Bulgaria: 0.1%
Bulgarian Energy Holding EAD Reg S 3.50%, 06/28/25	EUR	100		93,096
Burkina Faso: 0.0%
IAMGOLD Corp. 144A 5.75%, 10/15/28	USD	25		21,300
Canada: 6.3%
1011778 BC ULC / New Red Finance, Inc. 144A
3.50%, 02/15/29	USD	65		57,484
3.88%, 01/15/28	USD	125		115,186
4.00%, 10/15/30	USD	225		192,656
4.38%, 01/15/28	USD	50		45,690
5.75%, 04/15/25	USD	25		25,568
Air Canada 4.62%, 08/15/29	CAD	50		35,767
Air Canada 144A 4.62%, 08/15/29	CAD	200		142,763
Algonquin Power & Utilities Corp. 4.75% (US Treasury Yield Curve Rate T 5 Year+3.25%), 01/18/82	USD	50		45,797
ATS Automation Tooling Systems, Inc. 144A 4.12%, 12/15/28	USD	50		45,195
Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24	USD	50		50,319
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP 144A 8.75%, 07/15/26	USD	50		50,878
Baytex Energy Corp. 144A 8.75%, 04/01/27 †	USD	40		42,359
Bombardier, Inc. 144A
7.12%, 06/15/26	USD	75		69,090
7.50%, 12/01/24	USD	80		79,720
7.50%, 03/15/25	USD	108		104,908
7.88%, 04/15/27	USD	225		209,879
Brookfield Property Finance ULC
3.93%, 08/24/25	CAD	50		37,558
3.93%, 01/15/27	CAD	50		36,858

See Notes to Financial Statements

55

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s		)	Value
Canada (continued)
4.30%, 03/01/24	CAD	75		$58,079
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 144A 6.25%, 09/15/27	USD	125		117,435
Cascades, Inc./Cascades USA Inc 144A 5.38%, 01/15/28	USD	50		48,307
Corus Entertainment, Inc. Reg S 5.00%, 05/11/28	CAD	75		54,991
Eldorado Gold Corp. 144A 6.25%, 09/01/29 †	USD	50		48,440
Emera, Inc. 6.75% (ICE LIBOR USD 3 Month+5.44%), 06/15/76	USD	100		101,750
Empire Communities Corp. 144A 7.00%, 12/15/25	USD	25		23,719
Ensign Drilling, Inc. 144A 9.25%, 04/15/24	USD	50		48,946
Ford Credit Canada Co. 2.96%, 09/16/26	CAD	75		53,668
Garda World Security Corp. 144A 9.50%, 11/01/27	USD	50		49,194
GFL Environmental, Inc. 144A
3.50%, 09/01/28	USD	100		89,142
3.75%, 08/01/25	USD	50		47,437
4.38%, 08/15/29	USD	50		44,421
4.75%, 06/15/29	USD	50		45,441
5.12%, 12/15/26	USD	75		73,811
Gibson Energy, Inc.
2.85%, 07/14/27	CAD	25		18,022
3.60%, 09/17/29	CAD	75		53,987
goeasy Ltd. 144A
4.38%, 05/01/26	USD	25		23,249
5.38%, 12/01/24	USD	50		49,102
Hudbay Minerals, Inc. 144A 4.50%, 04/01/26	USD	50		46,289
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC 144A 6.00%, 09/15/28	USD	40		37,700
Inter Pipeline Ltd. 6.88% (Canada Bankers’ Acceptances 3 Month+5.01%), 03/26/79	CAD	65		49,804
Intertape Polymer Group, Inc. 144A 4.38%, 06/15/29	USD	50		51,497
Keyera Corp. 6.88% (Canada Bankers’ Acceptances 3 Month+5.17%), 06/13/79	CAD	75		59,014
Lightstream Resources Ltd. 144A 8.62%, 02/01/20 # (d) *∞	USD	256		0
Mattamy Group Corp. 144A 4.62%, 03/01/30	USD	50		42,625
	Par
	(000’s		)	Value
Canada (continued)
5.25%, 12/15/27	USD	50		$46,844
MEG Energy Corp. 144A
5.88%, 02/01/29	USD	50		49,000
7.12%, 02/01/27	USD	100		101,735
Mercer International, Inc. 5.12%, 02/01/29	USD	50		46,535
Methanex Corp.
4.25%, 12/01/24	USD	50		49,272
5.12%, 10/15/27	USD	50		48,061
5.25%, 12/15/29	USD	75		71,355
New Gold, Inc. 144A 7.50%, 07/15/27	USD	50		50,373
Northriver Midstream Finance LP 144A 5.62%, 02/15/26	USD	50		48,844
NOVA Chemicals Corp. 144A
4.25%, 05/15/29 †	USD	50		43,339
4.88%, 06/01/24	USD	75		74,066
5.00%, 05/01/25	USD	50		49,563
5.25%, 06/01/27	USD	75		71,152
Open Text Corp. 144A
3.88%, 02/15/28	USD	100		91,239
3.88%, 12/01/29	USD	100		89,000
Parkland Corp. 6.00%, 06/23/28	CAD	50		38,830
Parkland Corp. 144A
4.50%, 10/01/29	USD	100		87,704
5.88%, 07/15/27	USD	125		121,440
Pembina Pipeline Corp. 4.80% (Generic Canadian 5 Year+4.17%), 01/25/81	CAD	50		34,102
Precision Drilling Corp. 144A 7.12%, 01/15/26	USD	50		50,214
Ritchie Bros Auctioneers, Inc. 144A 5.38%, 01/15/25	USD	50		50,195
SIG Combibloc PurchaseCo Sarl Reg S 2.12%, 06/18/25	EUR	100		105,297
Strathcona Resources Ltd. 144A 6.88%, 08/01/26	USD	50		48,442
Superior Plus LP / Superior General Partner, Inc. 144A 4.50%, 03/15/29	USD	100		91,499
Taseko Mines Ltd. 144A 7.00%, 02/15/26	USD	25		24,843
Teine Energy Ltd. 144A 6.88%, 04/15/29	USD	50		49,903
Telesat Canada / Telesat LLC 144A 5.62%, 12/06/26	USD	25		17,882
Terraform Global Operating LLC 144A 6.12%, 03/01/26	USD	50		49,256
Tervita Corp. 144A 11.00%, 12/01/25	USD	30		33,488
Titan Acquisition Ltd. / Titan Co.-Borrower LLC 144A

See Notes to Financial Statements

56

	Par
	(000’s		)	Value
Canada (continued)
7.75%, 04/15/26	USD	50		$48,318
TransAlta Corp. 6.50%, 03/15/40	USD	25		25,080
Trivium Packaging Finance BV Reg S 3.75%, 08/15/26	EUR	200		202,854
Vermilion Energy, Inc. 144A 5.62%, 03/15/25 †	USD	25		24,899
Videotron Ltd.
3.12%, 01/15/31	CAD	100		64,289
4.50%, 01/15/30	CAD	75		54,247
5.62%, 06/15/25	CAD	25		20,002
Videotron Ltd. 144A 3.62%, 06/15/28	CAD	100		70,996
Videotron Ltd. Reg S 5.75%, 01/15/26	CAD	50		39,489
				5,007,392
Cayman Islands: 0.4%
Arabian Centres Sukuk II Ltd. 144A 5.62%, 10/07/26	USD	100		94,687
Banco do Brasil SA 144A
3.25%, 09/30/26	USD	100		92,871
4.88%, 01/11/29 †	USD	50		48,582
CT Trust 144A 5.12%, 02/03/32	USD	100		93,313
				329,453
Chile: 0.2%
Kenbourne Invest SA 144A 6.88%, 11/26/24	USD	50		47,757
VTR Comunicaciones SpA 144A 5.12%, 01/15/28	USD	100		90,105
				137,862
China: 3.3%
Bank of Communications Co. Ltd. Reg S 3.80% (US Treasury Yield Curve Rate T 5 Year+3.35%), 11/18/2025 (o)	USD	200		198,899
China CITIC Bank International Ltd. Reg S 7.10% (US Treasury Yield Curve Rate T 5 Year+4.15%), 11/02/23 (o)	USD	200		210,006
CIFI Holdings Group Co. Ltd. Reg S 6.00%, 07/16/25	USD	200		158,200
ENN Clean Energy International Investment Ltd. 144A 3.38%, 05/12/26	USD	200		183,767
Fortune Star BVI Ltd. Reg S
5.95%, 10/19/25	USD	200		182,600
6.75%, 07/02/23	USD	200		195,000
Global Aircraft Leasing Co. Ltd. 144A 6.50%, 09/15/24	USD	115		99,124
Greenland Global Investment Ltd. Reg S
	Par
	(000’s		)	Value
China (continued)
5.88%, 07/03/24	USD	200		$114,000
Industrial & Commercial Bank of China Ltd. Reg S 3.20% (US Treasury Yield Curve Rate T 5 Year+2.37%), 9/24/2026 (o)	USD	500		476,797
KWG Group Holdings Ltd. Reg S 5.88%, 11/10/24	USD	350		134,225
Powerlong Real Estate Holdings Ltd. Reg S 6.25%, 08/10/24	USD	200		86,000
Sunac China Holdings Ltd. Reg S
5.95%, 04/26/24	USD	200		47,800
7.00%, 07/09/25	USD	200		45,000
7.95%, 10/11/23	USD	200		52,500
Times China Holdings Ltd. Reg S 6.75%, 07/16/23	USD	200		111,200
Volvo Car AB Reg S 2.12%, 04/02/24	EUR	100		105,433
Wanda Properties International Co. Ltd. Reg S 7.25%, 01/29/24	USD	200		168,985
Yuzhou Group Holdings Co. Ltd. Reg S 6.00%, 10/25/23	USD	300		44,250
Zhenro Properties Group Ltd. Reg S 6.63%, 01/07/26	USD	200		19,000
				2,632,786
Colombia: 2.2%
Banco de Bogota SA 144A 6.25%, 05/12/26	USD	100		99,302
Cable Onda SA 144A 4.50%, 01/30/30	USD	100		93,638
Ecopetrol SA
4.12%, 01/16/25	USD	100		96,879
4.62%, 11/02/31	USD	75		62,803
5.38%, 06/26/26	USD	125		123,158
5.88%, 09/18/23	USD	150		152,132
5.88%, 05/28/45	USD	125		98,513
5.88%, 11/02/51	USD	75		57,236
6.88%, 04/29/30	USD	175		173,111
7.38%, 09/18/43	USD	75		68,425
Empresas Publicas de Medellin ESP 144A 4.25%, 07/18/29	USD	75		62,865
Gran Tierra Energy International Holdings Ltd. 144A 6.25%, 02/15/25	USD	50		46,073
Grupo Aval Ltd. 144A 4.38%, 02/04/30	USD	100		84,847
Grupo de Inversiones Suramericana SA 144A 5.50%, 04/29/26	USD	100		99,124
Millicom International Cellular SA 144A

See Notes to Financial Statements

57

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s		)	Value
Colombia (continued)
5.12%, 01/15/28	USD	5		$5,096
6.25%, 03/25/29	USD	54		53,595
Oleoducto Central SA 144A 4.00%, 07/14/27	USD	100		90,618
Orazul Energy Egenor SCA 144A 5.62%, 04/28/27	USD	100		89,942
Telefonica Celular del Paraguay SA 144A 5.88%, 04/15/27	USD	100		100,326
Termocandelaria Power Ltd. 144A 7.88%, 01/30/29	USD	85		82,719
				1,740,402
Costa Rica: 0.1%
Instituto Costarricense de Electricidad 144A 6.38%, 05/15/43	USD	100		82,398
Cyprus: 0.2%
MHP Lux SA 144A 6.95%, 04/03/26	USD	100		49,500
Vivion Investments Sarl Reg S 3.00%, 08/08/24	EUR	100		97,068
				146,568
Czech Republic: 0.3%
CPI Property Group SA Reg S 4.88% (EUR Swap Annual 5 Year+4.94%), 10/16/2025 (o) EUR		100		97,732
Energo-Pro AS Reg S 4.50%, 05/04/24	EUR	100		101,690
				199,422
Denmark: 0.2%
DKT Finance ApS Reg S 7.00%, 06/17/23	EUR	175		184,275
Finland: 0.8%
Ahlstrom-Munksjo Holding 3 Oy Reg S 3.62%, 02/04/28	EUR	100		94,820
Citycon Oyj Reg S 4.50% (EUR Swap Annual 5 Year+4.71%), 11/24/2024 (o)	EUR	100		96,910
Nokia Oyj
4.38%, 06/12/27	USD	150		145,689
6.62%, 05/15/39	USD	100		115,628
Teollisuuden Voima Oyj Reg S 2.12%, 02/04/25	EUR	175		183,236
				636,283
France: 7.6%
Accor SA Reg S
2.62% (EUR Swap Annual 5 Year+3.25%), 1/30/2025 (o)	EUR	100		95,773
3.00%, 02/04/26	EUR	100		103,087
Altice France SA 144A 5.12%, 07/15/29	USD	200		169,642
Altice France SA Reg S
2.50%, 01/15/25	EUR	100		99,166
5.88%, 02/01/27	EUR	100		105,960
Altice France SA/France 144A
	Par
	(000’s		)	Value
France (continued)
5.50%, 10/15/29	USD	175		$148,949
Banijay Entertainment SASU 144A 5.38%, 03/01/25	USD	100		98,429
CAB SELAS Reg S 3.38%, 02/01/28	EUR	100		94,370
Casino Guichard Perrachon 4.05%, 08/05/26	EUR	100		83,204
Casino Guichard Perrachon SA Reg S 4.50%, 03/07/24	EUR	100		92,097
CGG SA 144A 8.75%, 04/01/27 †	USD	100		99,383
Chrome Bidco SASU Reg S 3.50%, 05/31/28	EUR	100		95,354
Constellium SE 144A 3.75%, 04/15/29 †	USD	100		86,616
eircom Finance DAC Reg S 3.50%, 05/15/26	EUR	100		100,086
Electricite de France SA 144A 5.62% (USD Swap Semi 30/360 10 Year+3.04%), 01/22/24 (o)	USD	300		293,646
Electricite de France SA Reg S
3.00% (EUR Swap Annual 5 Year+3.20%), 12/3/2028 (o)	EUR	200		186,279
3.38% (EUR Swap Annual 5 Year+3.97%), 6/15/2030 (o)	EUR	200		178,809
4.00% (EUR Swap Annual 6 Year+3.44%), 7/4/2024 (o)	EUR	100		102,726
5.38% (EUR Swap Annual 12 Year+3.79%), 01/29/49 (o)	EUR	100		105,756
Elis SA Reg S
1.62%, 04/03/28	EUR	100		93,347
1.75%, 04/11/24	EUR	100		104,067
Faurecia SE Reg S
2.38%, 06/15/27	EUR	100		89,160
2.62%, 06/15/25	EUR	100		99,514
3.12%, 06/15/26	EUR	100		97,243
3.75%, 06/15/28	EUR	100		94,199
Getlink SE Reg S 3.50%, 10/30/25	EUR	100		104,824
Iliad Holding SASU 144A
6.50%, 10/15/26	USD	300		288,702
7.00%, 10/15/28	USD	100		94,684
La Poste SA Reg S 3.12% (EUR Swap Annual 5 Year+2.44%), 1/29/2026 (o)	EUR	100		101,935
Loxam SAS Reg S
2.88%, 04/15/26	EUR	100		98,478
3.25%, 01/14/25	EUR	100		102,426
Matterhorn Telecom SA Reg S 3.12%, 09/15/26	EUR	100		98,057
Orano SA 4.88%, 09/23/24	EUR	150		167,690
Paprec Holding SA Reg S 4.00%, 03/31/25	EUR	100		105,477
Parts Europe SA Reg S

See Notes to Financial Statements

58

	Par
	(000’s		)	Value
France (continued)
6.50%, 07/16/25	EUR	100		$108,815
Picard Groupe SAS Reg S 3.88%, 07/01/26	EUR	100		99,033
Quatrim SASU Reg S 5.88%, 01/15/24	EUR	100		103,386
RCI Banque SA Reg S 2.62% (EUR Swap Annual 5 Year+2.85%), 02/18/30	EUR	100		97,482
Renault SA Reg S
1.00%, 04/18/24	EUR	100		100,968
1.00%, 11/28/25	EUR	50		48,713
1.25%, 06/24/25	EUR	100		96,299
2.00%, 09/28/26	EUR	100		93,143
2.38%, 05/25/26	EUR	100		95,908
Rexel SA Reg S 2.12%, 06/15/28	EUR	100		96,947
Rubis Terminal Infra SAS Reg S 5.62%, 05/15/25	EUR	100		107,211
SPCM SA Reg S 2.62%, 02/01/29	EUR	100		95,954
SPIE SA Reg S 2.62%, 06/18/26	EUR	100		101,207
Tereos Finance Groupe I SA Reg S 7.50%, 10/30/25	EUR	100		108,339
Valeo Reg S
1.00%, 08/03/28	EUR	100		88,756
3.25%, 01/22/24	EUR	100		107,856
Vallourec SA Reg S 8.50%, 06/30/26	EUR	100		106,142
Veolia Environnement SA Reg S
2.25% (EUR Swap Annual 5 Year+2.71%), 9/20/2025 (o)	EUR	100		99,361
2.50% (EUR Swap Annual 5 Year+2.84%), 9/20/2028 (o)	EUR	100		92,196
Verallia SA Reg S 1.62%, 05/14/28	EUR	100		95,261
				6,022,112
Germany: 6.4%
ADLER Group SA Reg S
2.75%, 11/13/26	EUR	100		73,213
3.25%, 08/05/25	EUR	100		78,721
ADLER Real Estate AG Reg S 1.88%, 04/27/23	EUR	100		92,099
Bayer AG Reg S
2.38% (EUR Swap Annual 5 Year+2.65%), 11/12/79	EUR	200		200,204
3.75% (EUR Swap Annual 5 Year+2.55%), 07/01/74	EUR	145		153,056
Cheplapharm Arzneimittel GmbH Reg S 4.38%, 01/15/28	EUR	100		98,696
Commerzbank AG 144A 8.12%, 09/19/23	USD	50		52,072
Commerzbank AG Reg S
4.00%, 03/23/26	EUR	75		79,766
4.00% (EUR Swap Annual 5 Year+4.35%), 12/05/30	EUR	100		104,765
	Par
	(000’s		)	Value
Germany (continued)
CT Investment GmbH Reg S 5.50%, 04/15/26	EUR	100		$98,802
Deutsche Bank AG
3.73% (United States Secured Overnight Financing Rate+2.76%), 01/14/32	USD	140		115,722
4.30% (USD Swap Semi 30/360 5 Year+2.25%), 05/24/28	USD	150		147,196
4.50%, 04/01/25	USD	150		147,543
4.50%, 05/19/26	EUR	100		108,420
4.88% (USD ICE Swap Rate 11:00am NY 5 Year+2.55%), 12/01/32	USD	125		114,656
5.88% (United States Secured Overnight Financing Rate+5.44%), 07/08/31	USD	25		24,297
Deutsche Bank AG Reg S
2.75%, 02/17/25	EUR	100		105,353
5.62% (EUR Swap Annual 5 Year+6.00%), 05/19/31	EUR	100		109,299
Deutsche Lufthansa AG 0.25%, 09/06/24 †	EUR	200		199,424
Deutsche Lufthansa AG Reg S
3.00%, 05/29/26	EUR	100		98,018
3.75%, 02/11/28	EUR	100		95,941
Douglas GmbH Reg S 6.00%, 04/08/26	EUR	100		95,003
Dresdner Funding Trust I 144A 8.15%, 06/30/31	USD	150		181,980
Gruenenthal GmbH Reg S 3.62%, 11/15/26	EUR	100		100,200
IHO Verwaltungs GmbH 144A 4.75%, 09/15/26	USD	200		188,325
IHO Verwaltungs GmbH Reg S 3.62%, 05/15/25	EUR	100		102,075
Infineon Technologies AG Reg S 3.62% (EUR Swap Annual 5 Year+4.00%), 1/1/2028 (o)	EUR	100		101,603
K+S AG Reg S 3.25%, 07/18/24	EUR	100		106,793
Kirk Beauty SUN GmbH Reg S 8.25%, 10/01/26	EUR	109		99,611
LANXESS AG Reg S 4.50% (EUR Swap Annual 5 Year+4.51%), 12/06/76	EUR	100		107,021
Mahle GmbH Reg S 2.38%, 05/14/28	EUR	100		83,965
Mercer International, Inc. 5.50%, 01/15/26	USD	41		40,695
Novelis Sheet Ingot GmbH Reg S 3.38%, 04/15/29	EUR	100		95,392
ProGroup AG Reg S 3.00%, 03/31/26	EUR	100		100,401
Renk AG/Frankfurt am Main Reg S 5.75%, 07/15/25	EUR	100		104,493
RWE AG Reg S

See Notes to Financial Statements

59

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s		)	Value
Germany (continued)
6.62% (USD Swap Semi 30/360 10 Year+4.52%), 07/30/75	USD	100		$105,424
Schaeffler AG Reg S
1.88%, 03/26/24	EUR	100		105,669
2.88%, 03/26/27	EUR	50		49,935
3.38%, 10/12/28	EUR	100		96,665
Tele Columbus AG Reg S 3.88%, 05/02/25	EUR	100		96,263
thyssenkrupp AG Reg S
2.50%, 02/25/25	EUR	100		102,417
2.88%, 02/22/24	EUR	100		103,944
WEPA Hygieneprodukte GmbH Reg S 2.88%, 12/15/27	EUR	100		88,216
ZF Europe Finance BV Reg S
2.00%, 02/23/26	EUR	100		94,888
3.00%, 10/23/29	EUR	100		88,731
ZF Finance GmbH Reg S
3.00%, 09/21/25	EUR	100		100,288
3.75%, 09/21/28	EUR	100		94,037
ZF North America Capital, Inc. 144A 4.75%, 04/29/25	USD	175		171,279
				5,102,576
Ghana: 0.2%
Kosmos Energy Ltd. 144A 7.12%, 04/04/26	USD	100		97,860
Tullow Oil Plc 144A 7.00%, 03/01/25	USD	100		81,702
				179,562
Greece: 0.9%
Alpha Services and Holdings SA Reg S 5.50% (EUR Swap Annual 5 Year+5.82%), 06/11/31	EUR	100		96,634
Ellaktor Value Plc Reg S 6.38%, 12/15/24	EUR	100		95,176
Eurobank SA Reg S 2.00% (EUR Swap Annual 1 Year+2.40%), 05/05/27	EUR	100		93,559
Mytilineos Financial Partners SA Reg S 2.50%, 12/01/24	EUR	100		102,809
National Bank of Greece SA Reg S 2.75% (EUR Swap Annual 5 Year+3.30%), 10/08/26	EUR	100		99,023
Piraeus Financial Holdings SA Reg S 5.50% (EUR Swap Annual 5 Year+5.77%), 02/19/30	EUR	100		95,111
Public Power Corp. SA Reg S 3.88%, 03/30/26	EUR	100		100,633
				682,945
Guatemala: 0.2%
Banco Industrial SA 144A
	Par
	(000’s		)	Value
Guatemala (continued)
4.88% (US Treasury Yield Curve Rate T 5 Year+4.44%), 01/29/31	USD	100		$95,219
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 144A 5.25%, 04/27/29	USD	100		95,129
				190,348
Hong Kong: 0.7%
Agile Group Holdings Ltd. Reg S 8.38% (US Treasury Yield Curve Rate T 5 Year+11.25%), 12/4/2023 (o)	USD	200		45,500
Melco Resorts Finance Ltd. 144A
4.88%, 06/06/25	USD	100		89,534
5.38%, 12/04/29	USD	100		80,521
5.62%, 07/17/27	USD	50		42,756
5.75%, 07/21/28	USD	50		42,264
RKPF Overseas 2020 A Ltd. Reg S 5.20%, 01/12/26	USD	200		146,137
Studio City Finance Ltd. 144A
5.00%, 01/15/29	USD	100		69,120
6.50%, 01/15/28	USD	100		78,631
				594,463
Hungary: 0.1%
OTP Bank Nyrt Reg S 2.88% (EUR Swap Annual 5 Year+3.20%), 07/15/29	EUR	100		100,122
India: 2.2%
ABJA Investment Co. Pte Ltd. Reg S 5.95%, 07/31/24	USD	300		309,375
Delhi International Airport Ltd. 144A 6.45%, 06/04/29	USD	100		90,815
Jaguar Land Rover Automotive Plc Reg S 2.20%, 01/15/24	EUR	100		99,265
JSW Steel Ltd. Reg S 5.95%, 04/18/24	USD	200		203,000
Muthoot Finance Ltd. 144A 4.40%, 09/02/23	USD	100		99,350
Network i2i Ltd. 144A 5.65% (US Treasury Yield Curve Rate T 5 Year+4.28%), 1/15/2025 (o)	USD	100		98,657
ReNew Power Synthetic 144A 6.67%, 03/12/24	USD	100		101,500
Shriram Transport Finance Co. Ltd. 144A 4.40%, 03/13/24	USD	200		190,893
Tata Motors Ltd. Reg S 5.75%, 10/30/24	USD	200		202,964
Vedanta Resources Finance II Plc 144A 9.25%, 04/23/26	USD	100		83,149

See Notes to Financial Statements

60

	Par
	(000’s		)	Value
India (continued)
13.88%, 01/21/24	USD	100		$103,946
Vedanta Resources Ltd. 144A 6.12%, 08/09/24	USD	150		125,923
				1,708,837
Indonesia: 0.9%
Adaro Indonesia PT 144A 4.25%, 10/31/24 †	USD	100		98,795
Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15 (d) *	USD	150		1,219
Indika Energy Capital III Pte Ltd. 144A 5.88%, 11/09/24	USD	100		98,678
Medco Platinum Road Pte Ltd. 144A 6.75%, 01/30/25	USD	200		198,121
Saka Energi Indonesia PT 144A 4.45%, 05/05/24	USD	100		95,598
Theta Capital Pte Ltd. Reg S 6.75%, 10/31/26 †	USD	200		188,800
				681,211
Ireland: 1.1%
AerCap Global Aviation Trust 144A 6.50% (ICE LIBOR USD 3 Month+4.30%), 06/15/45	USD	150		146,037
AIB Group Plc Reg S 1.88% (EUR Swap Annual 5 Year+2.15%), 11/19/29	EUR	100		101,076
Bank of Ireland Group Plc Reg S 1.38% (EUR Swap Annual 5 Year+1.65%), 08/11/31	EUR	100		95,281
C&W Senior Financing DAC 144A 6.88%, 09/15/27	USD	200		194,281
Cimpress Plc 144A 7.00%, 06/15/26	USD	100		93,383
Permanent TSB Group Holdings Plc Reg S 3.00% (EUR Swap Annual 5 Year+3.22%), 08/19/31	EUR	100		95,420
Virgin Media Vendor Financing Notes III DAC Reg S 4.88%, 07/15/28	GBP	100		114,486
				839,964
Israel: 1.9%
Leviathan Bond Ltd. 144A Reg S
5.75%, 06/30/23	USD	20		19,950
6.12%, 06/30/25	USD	50		49,825
6.50%, 06/30/27	USD	50		49,438
6.75%, 06/30/30	USD	50		49,433
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36	USD	95		89,950
Teva Pharmaceutical Finance Netherlands II BV 6.00%, 01/31/25	EUR	100		107,452
Teva Pharmaceutical Finance Netherlands II BV Reg S 1.12%, 10/15/24	EUR	100		97,991
	Par
	(000’s		)	Value
Israel (continued)
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	USD	150		$145,658
3.15%, 10/01/26	USD	325		279,196
4.10%, 10/01/46	USD	225		161,064
6.00%, 04/15/24	USD	150		150,189
6.75%, 03/01/28 †	USD	150		152,559
7.12%, 01/31/25	USD	125		126,811
				1,479,516
Italy: 7.7%
Abertis Infraestructuras Finance BV Reg S 3.25% (EUR Swap Annual 5 Year+3.69%), 11/24/2025 (o)	EUR	200		199,309
Atlantia SpA Reg S
1.88%, 07/13/27	EUR	100		96,571
1.88%, 02/12/28	EUR	100		94,824
Autostrade per l’Italia SpA
1.62%, 06/12/23	EUR	50		52,814
5.88%, 06/09/24	EUR	100		113,622
Autostrade per l’Italia SpA Reg S
1.75%, 06/26/26	EUR	100		100,755
1.75%, 02/01/27	EUR	125		124,328
1.88%, 09/26/29	EUR	100		95,270
2.00%, 12/04/28	EUR	100		97,327
4.38%, 09/16/25	EUR	50		55,707
Azzurra Aeroporti SpA Reg S 2.12%, 05/30/24	EUR	100		103,861
Banca Monte dei Paschi di Siena SpA Reg S 3.62%, 09/24/24	EUR	150		152,779
Banca Popolare di Sondrio SPA Reg S 2.38%, 04/03/24	EUR	100		105,801
Banco BPM SpA Reg S
1.75%, 01/28/25	EUR	100		103,779
2.50%, 06/21/24	EUR	100		106,611
5.00% (EUR Swap Annual 5 Year+5.42%), 09/14/30	EUR	100		107,736
BPER Banca Reg S 1.38% (Euribor 3 Month ACT/360+1.75%), 03/31/27	EUR	100		96,779
Esselunga SpA Reg S 0.88%, 10/25/23	EUR	100		104,708
IMA Industria Macchine Automatiche SpA 144A 3.75%, 01/15/28	EUR	100		93,919
Infrastrutture Wireless Italiane SpA Reg S
1.62%, 10/21/28	EUR	100		95,532
1.88%, 07/08/26	EUR	100		102,042
International Design Group SPA Reg S 6.50%, 11/15/25	EUR	100		105,639
Intesa Sanpaolo SpA 144A 4.95% (US Treasury Yield Curve Rate T 1 Year+2.75%), 06/01/42	USD	50		39,174

See Notes to Financial Statements

61

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s		)	Value
Italy (continued)
5.02%, 06/26/24	USD	125		$122,136
5.71%, 01/15/26	USD	75		74,721
Intesa Sanpaolo SpA Reg S
2.85%, 04/23/25	EUR	100		105,004
3.93%, 09/15/26	EUR	100		107,567
5.88% (EUR Swap Annual 5 Year+5.75%), 03/04/29	EUR	100		110,377
6.62%, 09/13/23	EUR	200		224,117
Intesa Sanpaolo Vita SpA Reg S 4.75% (Euribor 6 Month ACT/360+4.82%), 12/31/49 (o)	EUR	100		105,800
Leonardo SpA 4.88%, 03/24/25	EUR	50		56,215
Leonardo SpA Reg S 1.50%, 06/07/24	EUR	100		104,291
Poste Italiane SpA Reg S 2.62% (EUR Swap Annual 5 Year+2.68%), 3/24/2029 (o)	EUR	100		89,697
SACE SPA Reg S 3.88% (EUR Swap Annual 10 Year+3.19%), 02/10/49 (o)	EUR	100		101,539
Saipem Finance International BV Reg S 3.75%, 09/08/23 †	EUR	150		155,591
Telecom Italia Finance SA 7.75%, 01/24/33	EUR	100		119,754
Telecom Italia SpA/Milano
5.25%, 03/17/55	EUR	100		96,883
5.88%, 05/19/23	GBP	100		128,010
Telecom Italia SpA/Milano 144A 5.30%, 05/30/24	USD	100		98,242
Telecom Italia SpA/Milano Reg S
1.62%, 01/18/29	EUR	100		84,921
2.38%, 10/12/27	EUR	100		92,227
2.50%, 07/19/23	EUR	100		105,605
2.75%, 04/15/25	EUR	100		100,577
2.88%, 01/28/26	EUR	100		98,624
3.00%, 09/30/25	EUR	100		100,842
3.62%, 05/25/26	EUR	150		153,263
4.00%, 04/11/24	EUR	100		105,877
Terna - Rete Elettrica Nazionale Reg S 2.38% (EUR Swap Annual 5 Year+2.12%), 11/9/2027 (o)	EUR	100		97,014
UniCredit SpA 144A
5.46% (US Treasury Yield Curve Rate T 5 Year+4.75%), 06/30/35	USD	100		90,340
7.30% (USD ICE Swap Rate 11:00am NY 5 Year+4.91%), 04/02/34	USD	100		101,132
UniCredit SpA Reg S
2.00% (EUR Swap Annual 5 Year+2.40%), 09/23/29	EUR	200		200,719
2.73% (EUR Swap Annual 5 Year+2.80%), 01/15/32	EUR	200		189,600
Unipol Gruppo SpA Reg S 3.00%, 03/18/25	EUR	200		214,770
	Par
	(000’s		)	Value
Italy (continued)
UnipolSai Assicurazioni SpA Reg S 5.75% (Euribor 3 Month ACT/360+5.18%), 12/31/49 (o)	EUR	100		$107,077
Webuild SpA Reg S 1.75%, 10/26/24	EUR	100		99,760
				6,091,179
Japan: 2.1%
Rakuten Group, Inc. 144A
5.12% (US Treasury Yield Curve Rate T 5 Year+4.58%), 4/22/2026 (o)	USD	150		138,562
6.25% (US Treasury Yield Curve Rate T 5 Year+4.96%), 4/22/2031 (o) †	USD	150		142,875
SoftBank Group Corp. Reg S
3.12%, 09/19/25	EUR	100		97,357
4.00%, 09/19/29	EUR	100		88,418
4.75%, 09/19/24	USD	200		194,200
5.00%, 04/15/28	EUR	100		97,134
5.12%, 09/19/27	USD	200		183,750
6.00% (USD ICE Swap Rate 11:00am NY 5 Year+4.23%), 7/19/2023 (o)	USD	250		230,622
6.25%, 04/15/28	USD	350		333,813
6.88% (USD ICE Swap Rate 11:00am NY 5 Year+4.85%), 7/19/2027 (o)	USD	200		188,540
				1,695,271
Jersey, Channel Islands: 0.6%
Atrium European Real Estate Ltd. Reg S 3.00%, 09/11/25	EUR	100		102,614
eG Global Finance Plc 144A 6.75%, 02/07/25	USD	200		194,702
eG Global Finance Plc Reg S 4.38%, 02/07/25	EUR	100		101,416
Petrofac Ltd. 144A 9.75%, 11/15/26	USD	100		93,677
				492,409
Kazakhstan: 0.1%
Kazakhstan Temir Zholy Finance BV 144A 6.95%, 07/10/42	USD	100		101,675
Kuwait: 0.2%
Kuwait Projects Co. SPC Ltd. Reg S 4.23%, 10/29/26	USD	200		180,000
Luxembourg: 5.7%
ADLER Group SA Reg S 2.25%, 01/14/29	EUR	100		69,124
AI Candelaria Spain SA 144A 7.50%, 12/15/28	USD	75		72,795
Albion Financing 1 SARL / Aggreko Holdings, Inc. 144A 6.12%, 10/15/26	USD	100		93,182
Altice Financing SA 144A 5.00%, 01/15/28	USD	250		208,975

See Notes to Financial Statements

62

	Par
	(000’s		)	Value
Luxembourg (continued)
Altice Financing SA Reg S
2.25%, 01/15/25	EUR	100		$98,275
3.00%, 01/15/28	EUR	100		89,325
Altice Finco SA Reg S 4.75%, 01/15/28	EUR	100		88,877
Altice France Holding SA 144A
6.00%, 02/15/28 †	USD	75		62,071
10.50%, 05/15/27	USD	50		50,748
Altice France Holding SA Reg S
4.00%, 02/15/28	EUR	100		87,803
8.00%, 05/15/27	EUR	100		107,171
Altice France SA 144A
5.50%, 01/15/28	USD	100		88,246
8.12%, 02/01/27	USD	200		201,763
Altice France SA Reg S 3.38%, 01/15/28	EUR	100		90,422
ARD Finance SA Reg S 5.00%, 06/30/27	EUR	100		88,075
Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. 144A
4.12%, 08/15/26	USD	150		138,902
5.25%, 08/15/27 †	USD	125		107,582
Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. Reg S 2.12%, 08/15/26	EUR	175		165,538
Arena Luxembourg Finance Sarl Reg S 1.88%, 02/01/28	EUR	100		91,125
Centurion Bidco SpA Reg S 5.88%, 09/30/26	EUR	100		101,009
Cidron Aida Finco Sarl Reg S 5.00%, 04/01/28	EUR	100		95,243
Codere Finance 2 Luxembourg SA Reg S 11.00%, 09/30/26	EUR	25		28,191
Consolidated Energy Finance SA 144A 5.62%, 10/15/28	USD	100		92,632
CSN Resources SA 144A 4.62%, 06/10/31	USD	100		84,393
Energean Israel Finance Ltd. 144A Reg S
4.50%, 03/30/24	USD	35		34,106
4.88%, 03/30/26	USD	60		55,929
5.38%, 03/30/28	USD	35		32,309
5.88%, 03/30/31	USD	60		54,165
Eurofins Scientific SE Reg S 3.25% (Euribor 3 Month ACT/360+2.67%), 11/13/2025 (o)	EUR	100		102,126
Galaxy Bidco Ltd. Reg S 6.50%, 07/31/26	GBP	100		122,349
Herens Midco Sarl Reg S 5.25%, 05/15/29	EUR	100		87,440
Kenbourne Invest SA 144A 4.70%, 01/22/28	USD	50		42,990
	Par
	(000’s		)	Value
Luxembourg (continued)
Kleopatra Finco Sarl Reg S 4.25%, 03/01/26	EUR	100		$90,989
MC Brazil Downstream Trading SARL 144A 7.25%, 06/30/31	USD	200		174,340
Millicom International Cellular SA 144A 4.50%, 04/27/31	USD	100		86,750
Minerva Luxembourg SA 144A 4.38%, 03/18/31 †	USD	125		103,904
Movida Europe SA 144A 5.25%, 02/08/31 †	USD	100		83,112
Nidda Healthcare Holding GmbH Reg S 3.50%, 09/30/24	EUR	200		196,141
Petrorio Luxembourg Trading Sarl 144A 6.12%, 06/09/26 †	USD	100		96,252
Rossini Sarl Reg S 6.75%, 10/30/25	EUR	100		107,239
SES SA Reg S 5.62% (EUR Swap Annual 5 Year+5.40%), 12/29/49 (o)	EUR	100		107,614
Sisal Group SpA Reg S 7.00%, 07/31/23	EUR	69		72,798
Summer BC Holdco A Sarl Reg S 9.25%, 10/31/27	EUR	90		94,715
Summer BC Holdco B SARL Reg S 5.75%, 10/31/26	EUR	100		104,433
TK Elevator Midco GmbH Reg S 4.38%, 07/15/27	EUR	100		97,849
TK Elevator US Newco, Inc. 144A 5.25%, 07/15/27	USD	200		187,622
				4,536,639
Malta: 0.1%
VistaJet Malta Finance Plc / XO Management Holding, Inc. 144A 6.38%, 02/01/30 †	USD	50		43,692
Mauritius: 0.4%
Azure Power Energy Ltd. 144A 3.58%, 08/19/26	USD	48		43,619
HTA Group Ltd./Mauritius 144A 7.00%, 12/18/25	USD	100		99,189
IHS Netherlands Holdco BV 144A 8.00%, 09/18/27	USD	200		202,180
				344,988
Mexico: 4.2%
Axtel SAB de CV 144A 6.38%, 11/14/24	USD	82		82,075
Cemex SAB de CV 144A
3.88%, 07/11/31	USD	200		169,940
5.20%, 09/17/30	USD	100		94,389
5.45%, 11/19/29	USD	100		96,150

See Notes to Financial Statements

63

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
Mexico (continued)
7.38%, 06/05/27	USD	100		$105,389
Credito Real SAB de CV SOFOM ER 144A 9.50%, 02/07/26	USD	100		17,883
Grupo Bimbo SAB de CV 144A 5.95% (US Treasury Yield Curve Rate T 5 Year+3.28%), 4/17/2023 (o)	USD	50		50,307
Grupo KUO SAB De CV 144A 5.75%, 07/07/27	USD	100		96,483
Nemak SAB de CV 144A 3.62%, 06/28/31	USD	100		81,754
Petroleos Mexicanos
4.25%, 01/15/25	USD	50		48,255
4.50%, 01/23/26	USD	75		70,167
4.62%, 09/21/23	USD	50		49,884
4.88%, 01/18/24 †	USD	50		49,800
5.35%, 02/12/28	USD	100		88,939
5.50%, 06/27/44 †	USD	50		34,349
5.62%, 01/23/46	USD	50		34,409
5.95%, 01/28/31 †	USD	200		168,607
6.35%, 02/12/48 †	USD	100		70,326
6.38%, 01/23/45	USD	75		53,886
6.49%, 01/23/27	USD	100		96,139
6.50%, 03/13/27	USD	200		191,428
6.50%, 01/23/29 †	USD	50		46,089
6.50%, 06/02/41	USD	75		56,016
6.62%, 06/15/35	USD	150		121,914
6.62%, 06/15/38	USD	25		19,346
6.70%, 02/16/32	USD	100		86,364
6.75%, 09/21/47	USD	250		181,167
6.84%, 01/23/30	USD	125		114,146
6.88%, 10/16/25	USD	50		50,587
6.88%, 08/04/26	USD	125		124,398
6.95%, 01/28/60	USD	200		145,395
7.69%, 01/23/50	USD	350		274,202
Petroleos Mexicanos Reg S 4.88%, 02/21/28	EUR	100		96,432
Petróleos Mexicanos Reg S 5.50%, 02/24/25	EUR	50		54,303
Total Play Telecomunicaciones SA de CV 144A
6.38%, 09/20/28 †	USD	50		41,717
7.50%, 11/12/25	USD	50		46,471
Unifin Financiera SAB de CV 144A
7.00%, 01/15/25	USD	100		61,548
7.25%, 09/27/23	USD	100		72,100
				3,342,754
Morocco: 0.3%
OCP SA 144A
5.62%, 04/25/24	USD	150		154,369
6.88%, 04/25/44	USD	100		96,750
				251,119
Netherlands: 2.6%
ELM BV for Firmenich International SA Reg S
		Par (000’s	)	Value
Netherlands (continued)
3.75% (EUR Swap Annual 5 Year+4.39%), 6/3/2025 (o)	EUR	100		$104,255
Greenko Dutch BV 144A 3.85%, 03/29/26	USD	97		88,551
Lincoln Financing SARL Reg S 3.62%, 04/01/24	EUR	150		157,374
Naturgy Finance BV Reg S 3.38% (EUR Swap Annual 9 Year+3.08%), 12/29/49 (o)	EUR	100		103,486
Nobel Bidco BV Reg S 3.12%, 06/15/28	EUR	100		88,009
PPF Telecom Group BV Reg S
3.12%, 03/27/26	EUR	100		101,501
3.50%, 05/20/24	EUR	100		106,163
Repsol International Finance BV Reg S 4.25% (EUR Swap Annual 5 Year+4.41%), 9/11/2028 (o)	EUR	100		101,096
Selecta Group BV Reg S 8.00%, 04/01/26	EUR	51		54,080
Telefonica Europe BV Reg S 2.38% (EUR Swap Annual 8 Year+2.62%), 2/12/2029 (o)	EUR	100		87,014
TenneT Holding BV Reg S 3.00% (EUR Swap Annual 5 Year+2.53%), 3/1/2024 (o)	EUR	175		186,001
Teva Pharmaceutical Finance Netherlands III BV
4.75%, 05/09/27	USD	100		91,625
5.12%, 05/09/29 †	USD	100		90,929
UPC Broadband Finco BV 144A 4.88%, 07/15/31	USD	100		88,056
VZ Vendor Financing II BV Reg S 2.88%, 01/15/29	EUR	100		90,009
Wintershall Dea Finance 2 BV Reg S 3.00% (EUR Swap Annual 5 Year+3.32%), 7/20/2028 (o)	EUR	100		85,687
WP/AP Telecom Holdings IV BV Reg S 3.75%, 01/15/29	EUR	100		95,624
Ziggo Bond Co. BV 144A
5.12%, 02/28/30	USD	50		43,458
6.00%, 01/15/27	USD	50		49,069
Ziggo Bond Co. BV Reg S 3.38%, 02/28/30	EUR	125		110,435
Ziggo BV 144A 4.88%, 01/15/30	USD	100		88,755
Ziggo BV Reg S 2.88%, 01/15/30	EUR	100		91,048
				2,102,225
Nigeria: 0.1%
Seplat Energy Plc 144A 7.75%, 04/01/26	USD	100		95,357
Norway: 0.3%
Adevinta ASA Reg S 2.62%, 11/15/25	EUR	100		100,484
Heimstaden Bostad AB Reg S

See Notes to Financial Statements

64

		Par (000’s	)	Value
Norway (continued)
3.25% (EUR Swap Annual 5 Year+3.67%), 11/19/2024 (o)	EUR	100		$98,653
				199,137
Oman: 0.7%
Lamar Funding Ltd. Reg S 3.96%, 05/07/25	USD	225		219,338
OQ SAOC 144A 5.12%, 05/06/28	USD	100		97,467
Oztel Holdings SPC Ltd. 144A 5.62%, 10/24/23	USD	200		202,022
				518,827
Panama: 0.1%
Banistmo SA 144A 4.25%, 07/31/27	USD	100		95,140
Peru: 0.6%
Banco Internacional del Peru SAA Interbank 144A 6.62% (ICE LIBOR USD 3 Month+5.76%), 03/19/29	USD	75		75,325
Hudbay Minerals, Inc. 144A 6.12%, 04/01/29	USD	25		23,688
Peru LNG Srl 144A 5.38%, 03/22/30	USD	100		86,131
Petroleos del Peru SA 144A
4.75%, 06/19/32	USD	100		81,305
5.62%, 06/19/47	USD	150		109,252
Volcan Cia Minera SAA 144A 4.38%, 02/11/26	USD	100		89,627
				465,328
Poland: 0.3%
Canpack SA / Canpack US LLC 144A 3.88%, 11/15/29	USD	100		86,011
Canpack SA / Canpack US LLC Reg S 2.38%, 11/01/27	EUR	100		92,127
Synthos SA Reg S 2.50%, 06/07/28	EUR	100		89,112
				267,250
Portugal: 0.8%
Banco Comercial Portugues SA Reg S
1.12% (Euribor 3 Month ACT/360+1.55%), 02/12/27	EUR	100		92,285
3.87% (EUR Swap Annual 5 Year+4.23%), 03/27/30	EUR	100		95,950
Caixa Geral de Depositos SA Reg S 5.75% (EUR Swap Annual 5 Year+5.50%), 06/28/28	EUR	100		109,523
EDP - Energias de Portugal SA Reg S
1.88% (EUR Swap Annual 5 Year+2.38%), 08/02/81	EUR	100		94,269
4.50% (EUR Swap Annual 5 Year+4.29%), 04/30/79	EUR	200		216,015
				608,042
		Par (000’s	)	Value
Romania: 0.1%
RCS & RDS SA Reg S 2.50%, 02/05/25	EUR	100		$100,413
Singapore: 0.9%
GLP Pte Ltd. Reg S 4.50% (US Treasury Yield Curve Rate T 5 Year+3.73%), 5/17/2026 (o)	USD	200		178,900
Greenko Investment Co. 144A 4.88%, 08/16/23	USD	200		198,050
Inkia Energy Ltd. 144A 5.88%, 11/09/27	USD	100		94,562
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	USD	82		85,667
Yanlord Land HK Co. Ltd. Reg S 6.80%, 02/27/24	USD	200		196,000
				753,179
South Africa: 1.1%
Eskom Holdings SOC Ltd. 144A
6.75%, 08/06/23	USD	100		97,646
7.12%, 02/11/25	USD	100		95,815
Gold Fields Orogen Holdings BVI Ltd. 144A 5.12%, 05/15/24	USD	100		100,762
K2016470219 South Africa Ltd. 144A 3.00%, 12/31/22	USD	140		401
MTN Mauritius Investments Ltd. 144A 4.75%, 11/11/24	USD	150		149,441
Sappi Papier Holding GmbH Reg S 3.12%, 04/15/26	EUR	100		98,243
Sasol Financing USA LLC 5.88%, 03/27/24	USD	300		299,140
				841,448
South Korea: 0.1%
Woori Bank 144A 4.25% (US Treasury Yield Curve Rate T 5 Year+2.66%), 10/4/2024 (o)	USD	100		98,375
Spain: 3.8%
Abanca Corp. Bancaria SA Reg S 6.12% (EUR Swap Annual 5 Year+5.93%), 01/18/29	EUR	100		109,187
Abengoa SA 0.00%, 03/31/27 (s) ^	EUR	100		529
ACS Actividades de Construccion y Servicios SA Reg S 1.38%, 06/17/25	EUR	100		101,535
Banco Bilbao Vizcaya Argentaria Colombia SA 144A 4.88%, 04/21/25	USD	100		97,936
Banco de Credito Social Cooperativo SA Reg S

See Notes to Financial Statements

65

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
Spain (continued)
5.25% (EUR Swap Annual 5 Year+5.42%), 11/27/31	EUR	100		$100,801
Banco de Sabadell SA Reg S 1.75%, 05/10/24	EUR	100		104,063
5.38% (EUR Swap Annual 5 Year+5.10%), 12/12/28	EUR	100		109,462
5.62%, 05/06/26	EUR	100		111,279
Cellnex Finance Co. SA Reg S
1.25%, 01/15/29	EUR	100		88,209
1.50%, 06/08/28	EUR	100		91,882
2.00%, 09/15/32	EUR	100		84,407
2.00%, 02/15/33	EUR	100		83,128
Cellnex Telecom SA 1.88%, 06/26/29	EUR	100		91,234
Cellnex Telecom SA Reg S
1.75%, 10/23/30	EUR	100		86,856
2.38%, 01/16/24	EUR	100		106,911
2.88%, 04/18/25	EUR	100		107,031
El Corte Ingles SA Reg S 3.00%, 03/15/24	EUR	100		106,385
Grifols SA Reg S
1.62%, 02/15/25 †	EUR	150		148,220
2.25%, 11/15/27	EUR	100		95,679
3.20%, 05/01/25	EUR	100		101,003
Ibercaja Banco SA Reg S 2.75% (EUR Swap Annual 5 Year+2.88%), 07/23/30	EUR	100		100,093
Iccrea Banca SpA Reg S 4.12% (EUR Swap Annual 5 Year+4.34%), 11/28/29	EUR	100		105,284
Lorca Telecom Bondco SA Reg S 4.00%, 09/18/27	EUR	200		193,885
Repsol International Finance BV Reg S 4.50% (EUR Swap Annual 10 Year+4.20%), 03/25/75	EUR	125		132,505
Telefonica Europe BV Reg S
2.62% (EUR Swap Annual 5 Year+2.33%), 3/7/2023 (o)	EUR	100		105,579
3.00% (EUR Swap Annual 5 Year+2.45%), 9/4/2023 (o)	EUR	100		105,494
3.88% (EUR Swap Annual 8 Year+2.97%), 6/22/2026 (o)	EUR	100		102,552
4.38% (EUR Swap Annual 6 Year+4.11%), 12/14/2024 (o)	EUR	100		107,445
5.88% (EUR Swap Annual 10 Year+4.30%), 03/31/49 (o)	EUR	100		110,424
				2,988,998
Sweden: 1.2%
Castellum AB Reg S 3.12% (EUR Swap Annual 5 Year+3.45%), 12/2/2026 (o)	EUR	100		91,503
Dometic Group AB Reg S 3.00%, 05/08/26	EUR	100		103,121
Fastighets AB Balder Reg S 2.87% (EUR Swap Annual 5 Year+3.19%), 06/02/81	EUR	100		90,137
Heimstaden AB Reg S
		Par (000’s)	Value
Sweden (continued)
4.38%, 03/06/27	EUR	100	$96,001
Heimstaden Bostad AB Reg S 2.62% (EUR Swap Annual 5 Year+3.15%), 2/1/2027 (o)	EUR	100	86,226
Intrum AB Reg S
3.00%, 09/15/27	EUR	100	93,875
3.12%, 07/15/24	EUR	200	206,417
Samhallsbyggnadsbolaget i Norden AB Reg S 2.62% (EUR Swap Annual 5 Year+2.81%), 1/30/2025 (o)	EUR	100	88,880
Stena AB 144A 7.00%, 02/01/24	USD	100	99,514
			955,674
Switzerland: 0.4%
Dufry One BV Reg S 2.50%, 10/15/24	EUR	225	228,449
Techem Verwaltungsgesellschaft 675 mbH Reg S 2.00%, 07/15/25	EUR	100	98,106
			326,555
Tanzania: 0.1%
AngloGold Ashanti Holdings Plc 6.50%, 04/15/40	USD	40	42,598
Thailand: 0.2%
Bangkok Bank PCL 144A 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	USD	200	182,505
Trinidad and Tobago: 0.2%
Trinidad Generation Unlimited 144A 5.25%, 11/04/27	USD	100	97,885
Trinidad Petroleum Holdings Ltd. 144A 9.75%, 06/15/26	USD	75	77,952
			175,837
Turkey: 1.9%
Akbank TAS 144A
5.12%, 03/31/25	USD	50	47,119
6.80%, 02/06/26	USD	100	96,342
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	USD	100	82,640
KOC Holding AS 144A 6.50%, 03/11/25	USD	50	50,137
TC Ziraat Bankasi AS 144A 5.38%, 03/02/26	USD	100	91,623
Turk Telekomunikasyon AS 144A 4.88%, 06/19/24	USD	100	95,691
Turkcell Iletisim Hizmetleri AS 144A 5.80%, 04/11/28	USD	100	90,171
Turkiye Ihracat Kredi Bankasi AS 144A 6.12%, 05/03/24	USD	100	97,715

See Notes to Financial Statements

66

		Par (000’s	)	Value
Turkey (continued)
8.25%, 01/24/24	USD	100		$102,297
Turkiye Is Bankasi AS 144A
6.12%, 04/25/24	USD	150		148,433
7.85%, 12/10/23	USD	100		101,841
Turkiye Sinai Kalkinma Bankasi AS 144A 6.00%, 01/23/25	USD	100		96,514
Turkiye Vakiflar Bankasi TAO 144A
5.25%, 02/05/25	USD	100		93,667
6.50%, 01/08/26	USD	100		94,315
Ulker Biskuvi Sanayi AS 144A 6.95%, 10/30/25	USD	100		86,150
Yapi ve Kredi Bankasi AS 144A 7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31	USD	100		97,902
				1,472,557
Ukraine: 0.3%
Kernel Holding SA 144A
6.50%, 10/17/24	USD	50		27,062
6.75%, 10/27/27	USD	50		27,500
Metinvest BV 144A
7.75%, 10/17/29	USD	100		56,000
8.50%, 04/23/26	USD	100		56,500
NAK Naftogaz Ukraine via Kondor Finance Plc Reg S 7.12%, 07/19/24	EUR	100		31,649
				198,711
United Arab Emirates: 0.7%
DP World Salaam Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.75%), 10/1/2025 (o)	USD	200		203,353
Emaar Sukuk Ltd. Reg S 3.63%, 09/15/26	USD	200		196,798
GEMS Menasa Cayman Ltd. / GEMS Education Delaware LLC 144A 7.12%, 07/31/26	USD	100		99,885
Shelf Drilling Holdings Ltd. 144A 8.25%, 02/15/25 †	USD	100		83,401
				583,437
United Kingdom: 10.3%
Arqiva Broadcast Finance Plc Reg S 6.75%, 09/30/23	GBP	100		125,249
Aston Martin Capital Holdings Ltd. 144A 10.50%, 11/30/25	USD	50		50,444
B&M European Value Retail SA Reg S 3.62%, 07/15/25	GBP	100		122,270
BCP V Modular Services Finance II Plc Reg S 4.75%, 11/30/28	EUR	100		95,575
Bellis Acquisition Co. Plc Reg S 3.25%, 02/16/26	GBP	200		220,998
		Par (000’s	)	Value
United Kingdom (continued)
Bellis Finco Plc Reg S 4.00%, 02/16/27	GBP	100		$105,099
Bidvest Group UK Plc 144A 3.62%, 09/23/26	USD	100		92,127
British American Tobacco Plc Reg S
3.00% (EUR Swap Annual 5 Year+3.37%), 12/27/2027 (o)	EUR	100		90,758
3.75% (EUR Swap Annual 5 Year+3.95%), 6/27/2029 (o)	EUR	100		87,999
British Telecommunications Plc Reg S 1.87% (EUR Swap Annual 5 Year+2.13%), 08/18/80	EUR	100		97,898
Connect Finco SARL / Connect US Finco LLC 144A 6.75%, 10/01/26	USD	200		194,733
Constellation Automotive Financing Plc Reg S 4.88%, 07/15/27	GBP	100		108,601
Co-operative Group Ltd. Reg S 5.12%, 05/17/24	GBP	100		121,834
Deuce Finco Plc Reg S 5.50%, 06/15/27	GBP	100		114,866
Drax Finco Plc 144A 6.62%, 11/01/25	USD	100		100,757
Garfunkelux Holdco 3 SA Reg S 6.75%, 11/01/25	EUR	100		103,353
Heathrow Finance Plc Reg S 6.25%, 03/03/25	GBP	150		188,207
Iceland Bondco Plc Reg S 4.62%, 03/15/25	GBP	100		108,351
INEOS Finance Plc Reg S 2.88%, 05/01/26	EUR	100		97,641
INEOS Styrolution Group GmbH Reg S 2.25%, 01/16/27	EUR	200		186,462
International Consolidated Airlines Group SA Reg S
0.50%, 07/04/23	EUR	100		101,954
1.50%, 07/04/27	EUR	100		85,962
Jaguar Land Rover Automotive Plc 144A
5.88%, 01/15/28	USD	100		87,893
7.75%, 10/15/25	USD	100		100,338
Jerrold Finco Plc Reg S 4.88%, 01/15/26	GBP	100		119,665
Marks & Spencer Plc Reg S 6.00%, 06/12/25	GBP	150		193,634
Motion Bondco DAC 144A 6.62%, 11/15/27 †	USD	200		184,439
National Express Group Plc Reg S 4.25% (UK Govt Bonds 5 Year Note Generic Bid Yield+4.13%), 11/26/2025 (o)	GBP	100		121,574
Neptune Energy Bondco Plc 144A 6.62%, 05/15/25	USD	100		99,251

See Notes to Financial Statements

67

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
United Kingdom (continued)
Nexi SpA Reg S 1.75%, 10/31/24 †	EUR	200		$207,007
NGG Finance Plc Reg S
2.12% (EUR Swap Annual 5 Year+2.53%), 09/05/82	EUR	100		94,230
5.62% (GBP Swap 12 Year+3.48%), 06/18/73	GBP	100		126,520
Nomad Foods Bondco Plc Reg S 2.50%, 06/24/28	EUR	100		94,667
Paysafe Finance Plc / Paysafe Holdings US Corp. 144A 4.00%, 06/15/29 †	USD	100		81,633
Pinewood Finance Co. Ltd. Reg S 3.25%, 09/30/25	GBP	100		120,371
Pinnacle Bidco Plc Reg S 5.50%, 02/15/25	EUR	100		105,793
Playtech Plc Reg S 3.75%, 10/12/23	EUR	100		105,423
Punch Finance Plc Reg S 6.12%, 06/30/26	GBP	100		120,872
Rolls-Royce Plc Reg S
0.88%, 05/09/24	EUR	100		100,896
1.62%, 05/09/28	EUR	200		178,205
5.75%, 10/15/27	GBP	100		127,212
Sherwood Financing Plc Reg S 4.50%, 11/15/26	EUR	100		99,775
Standard Chartered Plc 144A 7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (o)	USD	100		116,458
Stonegate Pub Co. Financing 2019 Plc Reg S 8.00%, 07/13/25	GBP	100		126,492
Summer BidCo BV Reg S 9.00%, 11/15/25	EUR	105		107,653
TalkTalk Telecom Group Ltd. Reg S 3.88%, 02/20/25	GBP	100		114,251
Telenet Finance Luxembourg Notes Sarl 144A 5.50%, 03/01/28	USD	200		193,000
The Weir Group Plc 144A 2.20%, 05/13/26	USD	100		90,604
Travis Perkins Plc Reg S 4.50%, 09/07/23	GBP	100		126,812
Tullow Oil Plc 144A 10.25%, 05/15/26	USD	100		99,411
United Group BV Reg S 4.88%, 07/01/24	EUR	100		102,420
UPC Holding BV 144A 5.50%, 01/15/28	USD	100		94,730
Vedanta Resources Finance II Plc 144A 8.95%, 03/11/25 †	USD	100		95,183
Victoria Plc Reg S 3.62%, 08/24/26	EUR	100		98,240
Virgin Media Finance Plc 144A 5.00%, 07/15/30	USD	50		43,565
		Par (000’s	)	Value
United Kingdom (continued)
Virgin Media Secured Finance Plc 144A 5.50%, 05/15/29	USD	100		$92,665
Virgin Media Secured Finance Plc Reg S
4.12%, 08/15/30	GBP	100		109,231
4.25%, 01/15/30	GBP	100		109,227
5.00%, 04/15/27	GBP	100		123,012
Vmed O2 UK Financing I Plc 144A 4.25%, 01/31/31	USD	100		84,715
Vmed O2 UK Financing I Plc Reg S
3.25%, 01/31/31	EUR	100		92,288
4.00%, 01/31/29	GBP	100		109,149
Vodafone Group Plc
4.12% (US Treasury Yield Curve Rate T 5 Year+2.77%), 06/04/81	USD	150		129,842
7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	USD	250		264,348
Vodafone Group Plc Reg S
3.10% (EUR Swap Annual 5 Year+2.67%), 01/03/79	EUR	125		132,032
4.88% (GBP Swap 5 Year+3.27%), 10/03/78	GBP	100		124,463
6.25% (USD Swap Semi 30/360 5 Year+3.05%), 10/03/78	USD	200		202,736
William Hill Ltd. Reg S 4.88%, 09/07/23	GBP	100		127,088
				8,180,151
United States: 3.5%
AES Andes SA 144A 7.12% (USD Swap Semi 30/360 5 Year+4.64%), 03/26/79	USD	100		97,194
Burford Capital Global Finance LLC 144A 6.25%, 04/15/28	USD	100		98,602
Cirsa Finance International Sarl 144A 6.25%, 12/20/23	EUR	127		134,152
Constellium SE Reg S 4.25%, 02/15/26	EUR	100		104,432
DEMIRE Deutsche Mittelstand Real Estate AG Reg S 1.88%, 10/15/24	EUR	100		101,004
Energia Group NI FinanceCo Plc/Energia Group ROI Holdings DAC Reg S 4.00%, 09/15/25	EUR	100		99,818
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 144A 5.38%, 12/30/30	USD	100		71,969
Gamma Bidco SpA Reg S 6.25%, 07/15/25	EUR	100		104,044

See Notes to Financial Statements

68

		Par (000’s	)	Value
United States (continued)
Garda World Security Corp. 144A 4.62%, 02/15/27	USD	75		$67,640
Guacolda Energia SA 144A 4.56%, 04/30/25	USD	100		34,185
IPD 3 BV Reg S 5.50%, 12/01/25	EUR	100		103,853
James Hardie International Finance DAC 144A 5.00%, 01/15/28	USD	50		48,289
Kronos Acquisition Holdings, Inc. / KIK Custom Products Inc 144A 7.00%, 12/31/27 †	USD	75		59,352
LCPR Senior Secured Financing DAC 144A 6.75%, 10/15/27	USD	180		179,206
MGM China Holdings Ltd. 144A 5.88%, 05/15/26	USD	200		176,775
Mong Duong Finance Holdings BV 144A 5.12%, 05/07/29	USD	100		89,500
Open Text Holdings, Inc. 144A 4.12%, 02/15/30	USD	50		44,446
Q-Park Holding I BV Reg S 2.00%, 03/01/27	EUR	100		92,659
Resolute Forest Products, Inc. 144A 4.88%, 03/01/26	USD	25		23,878
Ritchie Bros Holdings, Inc. 144A 4.75%, 12/15/31	USD	60		60,092
SCIL IV LLC / SCIL USA Holdings LLC Reg S 4.38%, 11/01/26	EUR	100		98,560
Sigma Holdco BV Reg S 5.75%, 05/15/26	EUR	100		77,810
Stillwater Mining Co. 144A 4.00%, 11/16/26	USD	100		92,061
Telesat Canada / Telesat LLC 144A
4.88%, 06/01/27	USD	50		34,068
6.50%, 10/15/27	USD	50		21,434
Verisure Holding AB Reg S
3.50%, 05/15/23	EUR	150		157,352
3.88%, 07/15/26	EUR	150		149,365
Wynn Macau Ltd. 144A
5.12%, 12/15/29 †	USD	100		78,970
5.50%, 01/15/26	USD	100		85,886
5.50%, 10/01/27	USD	200		161,789
				2,748,385
Uzbekistan: 0.1%
Uzbekneftegaz JSC 144A 4.75%, 11/16/28	USD	50		41,149
Zambia: 0.4%
First Quantum Minerals Ltd. 144A
6.88%, 03/01/26	USD	100		100,394
6.88%, 10/15/27	USD	50		50,309
		Par (000’s	)	Value
Zambia (continued)
7.50%, 04/01/25	USD	200		$202,712
				353,415
Total Corporate Bonds (Cost: $89,555,941)				77,875,465

	Number of Shares
COMMON STOCK: 0.0% (Cost: $5,620)
Canada: 0.0%
Secure Energy Services, Inc. (CAD)		1,259		6,492
Total Investments Before Collateral for Securities Loaned: 98.1% (Cost: $89,561,561)				77,881,957

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.5% (Cost: $3,565,953)
Money Market Fund: 4.5%
State Street Navigator Securities Lending Government Money Market Portfolio		3,565,953		3,565,953
Total Investments: 102.6% (Cost: $93,127,514)				81,447,910
Liabilities in excess of other assets: (2.6)%				(2,031,998)
NET ASSETS: 100.0%				$79,415,912

See Notes to Financial Statements

69

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $0 which represents 0.0% of net assets.
(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $3,458,018.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $29,041,534, or 36.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	7.3%	$5,647,298
Consumer Cyclicals	7.1	5,519,432
Consumer Non-Cyclicals	3.6	2,784,125
Energy	11.3	8,791,397
Financials	32.5	25,341,984
Healthcare	3.3	2,572,373
Industrials	13.0	10,125,982
Institutions, Associations & Organizations	0.4	274,066
Real Estate	3.7	2,898,174
Technology	11.9	9,301,017
Utilities	5.9	4,626,109
	100.0%	$77,881,957

See Notes to Financial Statements

70

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$743,569	$—	$743,569
Australia	—	492,458	—	492,458
Austria	—	208,304	—	208,304
Belgium	—	384,029	—	384,029
Bermuda	—	347,878	—	347,878
Brazil	—	5,293,915	—	5,293,915
British Virgin Islands	—	138,000	—	138,000
Bulgaria	—	93,096	—	93,096
Burkina Faso	—	21,300	—	21,300
Canada	—	5,007,392	0	5,007,392
Cayman Islands	—	329,453	—	329,453
Chile	—	137,862	—	137,862
China	—	2,632,786	—	2,632,786
Colombia	—	1,740,402	—	1,740,402
Costa Rica	—	82,398	—	82,398
Cyprus	—	146,568	—	146,568
Czech Republic	—	199,422	—	199,422
Denmark	—	184,275	—	184,275
Finland	—	636,283	—	636,283
France	—	6,022,112	—	6,022,112
Germany	—	5,102,576	—	5,102,576
Ghana	—	179,562	—	179,562
Greece	—	682,945	—	682,945
Guatemala	—	190,348	—	190,348
Hong Kong	—	594,463	—	594,463
Hungary	—	100,122	—	100,122
India	—	1,708,837	—	1,708,837
Indonesia	—	681,211	—	681,211
Ireland	—	839,964	—	839,964
Israel	—	1,479,516	—	1,479,516
Italy	—	6,091,179	—	6,091,179
Japan	—	1,695,271	—	1,695,271
Jersey, Channel Islands	—	492,409	—	492,409
Kazakhstan	—	101,675	—	101,675
Kuwait	—	180,000	—	180,000
Luxembourg	—	4,536,639	—	4,536,639
Malta	—	43,692	—	43,692
Mauritius	—	344,988	—	344,988
Mexico	—	3,342,754	—	3,342,754
Morocco	—	251,119	—	251,119
Netherlands	—	2,102,225	—	2,102,225
Nigeria	—	95,357	—	95,357
Norway	—	199,137	—	199,137
Oman	—	518,827	—	518,827
Panama	—	95,140	—	95,140
Peru	—	465,328	—	465,328
Poland	—	267,250	—	267,250
Portugal	—	608,042	—	608,042
Romania	—	100,413	—	100,413
Singapore	—	753,179	—	753,179
South Africa	—	841,448	—	841,448
South Korea	—	98,375	—	98,375
Spain	—	2,988,998	—	2,988,998
Sweden	—	955,674	—	955,674
Switzerland	—	326,555	—	326,555

See Notes to Financial Statements

71

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Tanzania	$—	$42,598	$—	$42,598
Thailand	—	182,505	—	182,505
Trinidad and Tobago	—	175,837	—	175,837
Turkey	—	1,472,557	—	1,472,557
Ukraine	—	198,711	—	198,711
United Arab Emirates	—	583,437	—	583,437
United Kingdom	—	8,180,151	—	8,180,151
United States	—	2,748,385	—	2,748,385
Uzbekistan	—	41,149	—	41,149
Zambia	—	353,415	—	353,415
Common Stock *	6,492	—	—	6,492
Money Market Fund	3,565,953	—	—	3,565,953
Total Investments	$3,572,445	$77,875,465	$0	$81,447,910

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

72

VANECK INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par (000’s	)	Value
FLOATING RATE NOTES: 99.8%
Australia: 7.9%
ASB Bank Ltd. 144A 1.77% (ICE LIBOR USD 3 Month+0.97%), 06/14/23	$1,300		$1,310,550
Australia & New Zealand Banking Group Ltd. 144A 0.97% (ICE LIBOR USD 3 Month+0.49%), 11/21/22	832		832,630
Commonwealth Bank of Australia 144A 0.68% (United States Secured Overnight Financing Rate+0.40%), 07/07/25	21,742		21,560,619
0.79% (United States Secured Overnight Financing Rate+0.52%), 06/15/26	7,985		7,934,705
1.01% (United States Secured Overnight Financing Rate+0.74%), 03/14/25	9,425		9,458,798
1.58% (ICE LIBOR USD 3 Month+0.70%), 03/16/23	1,275		1,280,096
Macquarie Bank Ltd. 144A 1.59% (United States Secured Overnight Financing Rate+1.31%), 03/21/25	6,750		6,797,798
Macquarie Group Ltd. 144A
1.53% (ICE LIBOR USD 3 Month+1.02%), 11/28/23	2,640		2,645,519
2.32% (ICE LIBOR USD 3 Month+1.35%), 03/27/24	2,355		2,369,029
National Australia Bank Ltd. 144A
0.66% (United States Secured Overnight Financing Rate+0.38%), 01/12/25	7,375		7,347,649
0.93% (United States Secured Overnight Financing Rate+0.65%), 01/12/27	7,375		7,328,782
1.21% (ICE LIBOR USD 3 Month+0.41%), 12/13/22	2,375		2,377,778
1.61% (ICE LIBOR USD 3 Month+0.60%), 04/12/23	1,175		1,178,161
Westpac Banking Corp.
0.51% (United States Secured Overnight Financing Rate+0.30%), 11/18/24	9,875		9,828,727
1.23% (ICE LIBOR USD 3 Month+0.72%), 05/15/23	1,750		1,758,169
1.28% (ICE LIBOR USD 3 Month+0.77%), 02/26/24	2,825		2,841,069
1.41% (ICE LIBOR USD 3 Month+0.39%), 01/13/23	1,775		1,776,472
1.56% (ICE LIBOR USD 3 Month+0.57%), 01/11/23	1,200		1,203,371
			89,829,922
Canada: 10.2%
Bank of Montreal
	Par (000’s	)	Value
Canada (continued)
0.53% (United States Secured Overnight Financing Rate Compound Index+0.27%), 09/15/23	$2,444		$2,432,175
0.60% (United States Secured Overnight Financing Rate Compound Index+0.35%), 12/08/23	2,250		2,237,927
0.60% (United States Secured Overnight Financing Rate Compound Index+0.32%), 07/09/24 †	2,100		2,077,277
0.94% (United States Secured Overnight Financing Rate Compound Index+0.68%), 03/10/23	3,548		3,551,830
0.96% (United States Secured Overnight Financing Rate Compound Index+0.71%), 03/08/24	1,875		1,876,630
Bank of Nova Scotia
0.53% (United States Secured Overnight Financing Rate+0.26%), 09/15/23	2,258		2,243,400
0.56% (United States Secured Overnight Financing Rate+0.28%), 06/23/23	1,775		1,770,815
0.66% (United States Secured Overnight Financing Rate+0.38%), 07/31/24	9,600		9,533,711
0.72% (United States Secured Overnight Financing Rate Compound Index+0.45%), 04/15/24	2,450		2,441,266
0.82% (United States Secured Overnight Financing Rate Compound Index+0.55%), 09/15/23	5,970		5,960,517
Canadian Imperial Bank of Commerce
0.62% (United States Secured Overnight Financing Rate+0.34%), 06/22/23	1,159		1,155,439
0.67% (United States Secured Overnight Financing Rate Compound Index+0.40%), 12/14/23 †	4,225		4,211,838
0.70% (United States Secured Overnight Financing Rate+0.42%), 10/18/24 †	8,356		8,270,843
1.08% (United States Secured Overnight Financing Rate+0.80%), 03/17/23	2,950		2,955,668
1.22% (United States Secured Overnight Financing Rate+0.94%), 04/07/25	9,600		9,608,049
1.46% (ICE LIBOR USD 3 Month+0.66%), 09/13/23	1,900		1,907,225
Enbridge, Inc.

See Notes to Financial Statements

73

VANECK INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Canada (continued)
0.60% (United States Secured Overnight Financing Rate+0.40%), 02/17/23	$1,225		$1,222,855
0.83% (United States Secured Overnight Financing Rate Compound Index+0.63%), 02/16/24	2,265		2,268,401
Federation des Caisses Desjardins du Quebec 144A 0.65% (United States Secured Overnight Financing Rate+0.43%), 05/21/24	2,050		2,035,807
Royal Bank of Canada
0.58% (United States Secured Overnight Financing Rate Compound Index+0.30%), 01/19/24 †	4,176		4,146,786
0.62% (United States Secured Overnight Financing Rate Compound Index+0.34%), 10/07/24	5,766		5,706,471
0.64% (United States Secured Overnight Financing Rate Compound Index+0.36%), 07/29/24 †	9,419		9,371,869
0.73% (United States Secured Overnight Financing Rate Compound Index+0.45%), 10/26/23	3,753		3,750,674
1.40% (ICE LIBOR USD 3 Month+0.36%), 01/17/23	2,025		2,024,582
Toronto-Dominion Bank
0.46% (United States Secured Overnight Financing Rate+0.22%), 06/02/23	1,767		1,760,270
0.52% (United States Secured Overnight Financing Rate+0.24%), 01/06/23	1,450		1,447,898
0.60% (United States Secured Overnight Financing Rate+0.35%), 03/04/24	3,045		3,027,351
0.61% (United States Secured Overnight Financing Rate+0.35%), 09/10/24	13,031		12,905,650
0.73% (United States Secured Overnight Financing Rate+0.45%), 09/28/23	1,900		1,893,696
0.76% (United States Secured Overnight Financing Rate+0.48%), 01/27/23	2,385		2,385,146
			116,182,066
Cayman Islands: 0.2%
MassMutual Global Funding II 144A 0.64% (United States Secured Overnight Financing Rate+0.36%), 04/12/24	2,250		2,246,699
China: 0.4%
Tencent Holdings Ltd. 144A
	Par (000’s	)	Value
China (continued)
1.65% (ICE LIBOR USD 3 Month+0.60%), 01/19/23	$1,225		$1,223,199
1.90% (ICE LIBOR USD 3 Month+0.91%), 04/11/24	2,850		2,851,368
			4,074,567
France: 2.1%
Banque Federative du Credit Mutuel SA 144A 0.58% (United States Secured Overnight Financing Rate+0.41%), 02/04/25	10,297		10,145,477
BPCE SA 144A 2.04% (ICE LIBOR USD 3 Month+1.24%), 09/12/23	1,325		1,336,456
Credit Agricole SA 144A 2.20% (ICE LIBOR USD 3 Month+1.02%), 04/24/23	1,315		1,321,056
Societe Generale SA 144A 1.33% (United States Secured Overnight Financing Rate+1.05%), 01/21/26	11,150		10,954,579
			23,757,568
Germany: 0.5%
Bayer US Finance II LLC 144A 1.84% (ICE LIBOR USD 3 Month+1.01%), 12/15/23	4,750		4,774,101
Deutsche Bank AG 1.65% (ICE LIBOR USD 3 Month+1.19%), 11/16/22	925		928,477
			5,702,578
Ireland: 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 0.96% (United States Secured Overnight Financing Rate+0.68%), 09/29/23	2,025		2,008,173
Japan: 5.2%
Mitsubishi UFJ Financial Group, Inc.
1.24% (ICE LIBOR USD 3 Month+0.74%), 03/02/23	1,744		1,747,973
2.07% (ICE LIBOR USD 3 Month+0.86%), 07/26/23	3,896		3,914,491
Mizuho Financial Group, Inc.
1.13% (ICE LIBOR USD 3 Month+0.63%), 05/25/24	14,000		13,977,122
1.16% (United States Secured Overnight Financing Rate+0.96%), 05/22/26	1,000		994,612
1.37% (ICE LIBOR USD 3 Month+0.79%), 03/05/23	2,025		2,032,537
1.65% (ICE LIBOR USD 3 Month+0.85%), 09/13/23	1,825		1,827,843
1.75% (ICE LIBOR USD 3 Month+1.00%), 09/11/24	8,921		8,972,270
1.88% (ICE LIBOR USD 3 Month+0.84%), 07/16/23	1,150		1,150,676
Sumitomo Mitsui Financial Group, Inc.

See Notes to Financial Statements

74

	Par (000’s	)	Value
Japan (continued)
1.16% (United States Secured Overnight Financing Rate+0.88%), 01/14/27	$7,300		$7,257,918
1.78% (ICE LIBOR USD 3 Month+0.74%), 01/17/23	1,200		1,202,182
1.84% (ICE LIBOR USD 3 Month+0.80%), 10/16/23	3,193		3,205,477
1.90% (ICE LIBOR USD 3 Month+0.86%), 07/19/23	1,200		1,206,407
Sumitomo Mitsui Trust Bank Ltd. 144A 0.71% (United States Secured Overnight Financing Rate+0.44%), 09/16/24	11,175		11,109,194
			58,598,702
Netherlands: 1.6%
Cooperatieve Rabobank UA 0.58% (United States Secured Overnight Financing Rate Compound Index+0.30%), 01/12/24	2,950		2,945,045
ING Groep NV
1.92% (United States Secured Overnight Financing Rate Compound Index+1.64%), 03/28/26	7,250		7,321,364
1.96% (ICE LIBOR USD 3 Month+1.00%), 10/02/23	2,025		2,043,015
Shell International Finance BV 0.79% (ICE LIBOR USD 3 Month+0.40%), 11/13/23 †	2,025		2,034,746
Siemens Financieringsmaatschappij NV 144A 0.69% (United States Secured Overnight Financing Rate+0.43%), 03/11/24	3,900		3,905,496
			18,249,666
Norway: 0.9%
DNB Bank ASA 144A
1.11% (United States Secured Overnight Financing Rate Compound Index+0.83%), 03/28/25	9,000		9,011,128
1.12% (ICE LIBOR USD 3 Month+0.62%), 12/02/22	1,525		1,527,303
			10,538,431
Spain: 0.2%
Banco Santander SA
1.55% (ICE LIBOR USD 3 Month+1.09%), 02/23/23	1,200		1,206,160
2.13% (ICE LIBOR USD 3 Month+1.12%), 04/12/23	1,200		1,207,233
			2,413,393
Sweden: 0.1%
Skandinaviska Enskilda Banken AB 144A 1.45% (ICE LIBOR USD 3 Month+0.65%), 12/12/22	1,300		1,303,808
	Par (000’s	)	Value
Switzerland: 1.2%
Credit Suisse Group AG 144A
2.00% (ICE LIBOR USD 3 Month+1.20%), 12/14/23	$1,875		$1,879,666
2.04% (ICE LIBOR USD 3 Month+1.24%), 06/12/24	2,806		2,819,895
UBS AG 144A 0.54% (United States Secured Overnight Financing Rate+0.36%), 02/09/24	3,750		3,736,356
UBS Group AG 144A
1.46% (ICE LIBOR USD 3 Month+0.95%), 08/15/23	3,000		3,004,008
1.70% (ICE LIBOR USD 3 Month+1.22%), 05/23/23	2,375		2,376,113
			13,816,038
United Kingdom: 7.2%
ANZ New Zealand Int’l Ltd./ London 144A 0.81% (United States Secured Overnight Financing Rate+0.60%), 02/18/25	7,400		7,382,460
Barclays Plc 1.84% (ICE LIBOR USD 3 Month+1.38%), 05/16/24	5,730		5,767,053
HSBC Holdings Plc
0.79% (United States Secured Overnight Financing Rate+0.58%), 11/22/24	7,393		7,307,385
1.49% (ICE LIBOR USD 3 Month+1.00%), 05/18/24	7,455		7,467,158
1.68% (United States Secured Overnight Financing Rate+1.43%), 03/10/26	7,400		7,419,783
1.98% (ICE LIBOR USD 3 Month+1.23%), 03/11/25	7,375		7,377,381
2.18% (ICE LIBOR USD 3 Month+1.38%), 09/12/26	11,062		11,122,790
Jackson National Life Global Funding 144A 0.88% (United States Secured Overnight Financing Rate+0.60%), 01/06/23	1,925		1,925,983
Standard Chartered Plc 144A 1.14% (United States Secured Overnight Financing Rate+0.93%), 11/23/25	7,410		7,356,636
1.53% (United States Secured Overnight Financing Rate+1.25%), 10/14/23	1,900		1,905,395
UBS AG 144A 0.55% (United States Secured Overnight Financing Rate+0.32%), 06/01/23	2,250		2,246,578
0.63% (United States Secured Overnight Financing Rate+0.45%), 08/09/24	14,700		14,585,079
			81,863,681
United States: 61.9%
AbbVie, Inc.

See Notes to Financial Statements

75

VANECK INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
1.13% (ICE LIBOR USD 3 Month+0.65%), 11/21/22	$1,400		$1,401,822
Air Lease Corp. 1.18% (ICE LIBOR USD 3 Month+0.35%), 12/15/22	1,575		1,573,366
American Electric Power Co., Inc. 1.77% (ICE LIBOR USD 3 Month+0.48%), 11/01/23	2,400		2,400,211
American Express Co.
0.40% (United States Secured Overnight Financing Rate Compound Index+0.23%), 11/03/23	2,266		2,250,083
0.82% (United States Secured Overnight Financing Rate Compound Index+0.65%), 11/04/26	7,263		7,195,142
1.18% (United States Secured Overnight Financing Rate+0.93%), 03/04/25	7,250		7,301,599
2.04% (ICE LIBOR USD 3 Month+0.75%), 08/03/23 †	1,200		1,204,088
American Honda Finance Corp. 0.63% (ICE LIBOR USD 3 Month+0.15%), 02/22/23 †	1,340		1,339,504
Analog Devices, Inc. 0.53% (United States Secured Overnight Financing Rate+0.25%), 10/01/24	7,394		7,361,525
AT&T, Inc. 0.92% (United States Secured Overnight Financing Rate Compound Index+0.64%), 03/25/24	2,875		2,873,676
1.98% (ICE LIBOR USD 3 Month+1.18%), 06/12/24	6,139		6,217,560
Athene Global Funding 144A 0.92% (United States Secured Overnight Financing Rate Compound Index+0.70%), 05/24/24	5,750		5,685,053
Atmos Energy Corp. 1.02% (ICE LIBOR USD 3 Month+0.38%), 03/09/23 †	2,750		2,751,422
Bank of America Corp.
0.84% (United States Secured Overnight Financing Rate+0.66%), 02/04/25	11,050		10,987,141
0.91% (Bloomberg 3 Month Short Term Bank Yield Index+0.43%), 05/28/24	4,540		4,517,164
0.97% (United States Secured Overnight Financing Rate+0.69%), 04/22/25	8,683		8,619,138
1.01% (United States Secured Overnight Financing Rate+0.73%), 10/24/24	7,238		7,237,611
1.08% (ICE LIBOR USD 3 Month+0.77%), 02/05/26 †	21,679		21,596,291
	Par (000’s	)	Value
United States (continued)
1.23% (United States Secured Overnight Financing Rate+1.05%), 02/04/28	$7,383		$7,282,502
1.37% (ICE LIBOR USD 3 Month+0.79%), 03/05/24	5,721		5,722,401
1.61% (United States Secured Overnight Financing Rate+1.33%), 04/02/26	8,000		8,036,998
2.14% (ICE LIBOR USD 3 Month+0.96%), 07/23/24	1,920		1,928,252
Bank of New York Mellon Corp. 2.29% (ICE LIBOR USD 3 Month+1.05%), 10/30/23 †	2,957		2,966,370
BMW US Capital LLC 144A
0.57% (United States Secured Overnight Financing Rate Compound Index+0.38%), 08/12/24	11,130		11,053,750
0.81% (United States Secured Overnight Financing Rate Compound Index+0.53%), 04/01/24	2,879		2,876,014
Capital One Financial Corp. 0.94% (United States Secured Overnight Financing Rate+0.69%), 12/06/24	13,425		13,382,820
Caterpillar Financial Services Corp. 0.35% (United States Secured Overnight Financing Rate+0.15%), 11/17/22	1,875		1,873,481
0.45% (United States Secured Overnight Financing Rate+0.24%), 05/17/24	1,987		1,978,850
0.54% (United States Secured Overnight Financing Rate+0.27%), 09/13/24	10,855		10,775,650
CenterPoint Energy Resources Corp. 1.00% (ICE LIBOR USD 3 Month+0.50%), 03/02/23	1,378		1,375,502
CenterPoint Energy, Inc. 0.84% (United States Secured Overnight Financing Rate Compound Index+0.65%), 05/13/24	2,643		2,622,898
Charles Schwab Corp. 0.71% (United States Secured Overnight Financing Rate Compound Index+0.52%), 05/13/26	6,863		6,792,430
0.78% (United States Secured Overnight Financing Rate Compound Index+0.50%), 03/18/24	4,804		4,799,321
Charles Schwab Corp./The 1.29% (United States Secured Overnight Financing Rate Compound Index+1.05%), 03/03/27	7,750		7,759,082

See Notes to Financial Statements

76

	Par (000’s	)	Value
United States (continued)
Chevron USA, Inc. 0.58% (ICE LIBOR USD 3 Month+0.20%), 08/11/23 †	$1,350		$1,349,086
Cigna Corp. 1.93% (ICE LIBOR USD 3 Month+0.89%), 07/15/23	1,825		1,835,233
Citigroup, Inc.
0.95% (United States Secured Overnight Financing Rate+0.67%), 05/01/25	7,375		7,284,858
0.97% (United States Secured Overnight Financing Rate+0.69%), 01/25/26	7,399		7,290,447
1.05% (ICE LIBOR USD 3 Month+0.55%), 08/25/36	7,660		6,509,704
1.50% (United States Secured Overnight Financing Rate+1.28%), 02/24/28	7,350		7,301,175
1.55% (ICE LIBOR USD 3 Month+1.02%), 06/01/24	3,755		3,770,869
1.57% (ICE LIBOR USD 3 Month+1.10%), 05/17/24 †	5,602		5,594,072
1.81% (United States Secured Overnight Financing Rate+1.53%), 03/17/26 †	7,375		7,436,180
1.95% (ICE LIBOR USD 3 Month+1.43%), 09/01/23	4,769		4,777,846
2.13% (ICE LIBOR USD 3 Month+0.95%), 07/24/23	1,775		1,776,128
2.22% (ICE LIBOR USD 3 Month+1.25%), 07/01/26	9,582		9,669,323
Comcast Corp. 1.67% (ICE LIBOR USD 3 Month+0.63%), 04/15/24 †	2,036		2,047,069
Credit Suisse AG
0.56% (United States Secured Overnight Financing Rate Compound Index+0.38%), 08/09/23	1,385		1,379,504
0.67% (United States Secured Overnight Financing Rate Compound Index+0.39%), 02/02/24	3,750		3,723,988
Daimler Trucks Finance North America LLC 144A
0.78% (United States Secured Overnight Financing Rate+0.50%), 06/14/23	1,350		1,348,019
1.28% (United States Secured Overnight Financing Rate+1.00%), 04/05/24	1,700		1,700,814
Deutsche Bank NY 0.68% (United States Secured Overnight Financing Rate+0.50%), 11/08/23	2,772		2,756,475
Dominion Energy, Inc. 1.36% (ICE LIBOR USD 3 Month+0.53%), 09/15/23	3,786		3,780,619
Duke Energy Corp.
	Par (000’s	)	Value
United States (continued)
0.51% (United States Secured Overnight Financing Rate+0.25%), 06/10/23	$1,300		$1,295,286
Equitable Financial Life Global Funding 144A 0.67% (United States Secured Overnight Financing Rate+0.39%), 04/06/23	1,644		1,641,459
Florida Power & Light Co.
0.44% (United States Secured Overnight Financing Rate Compound Index+0.25%), 05/10/23	2,325		2,318,608
0.66% (United States Secured Overnight Financing Rate Compound Index+0.38%), 01/12/24	3,740		3,726,736
GA Global Funding Trust 144A 0.77% (United States Secured Overnight Financing Rate+0.50%), 09/13/24	7,500		7,375,729
General Electric Co. 0.70% (ICE LIBOR USD 3 Month+0.38%), 05/05/26	13,257		12,968,708
General Motors Financial Co., Inc. 1.40% (United States Secured Overnight Financing Rate+1.20%), 11/17/23	2,955		2,959,135
Goldman Sachs Group, Inc.
0.74% (United States Secured Overnight Financing Rate+0.54%), 11/17/23	1,924		1,917,755
0.83% (United States Secured Overnight Financing Rate+0.58%), 03/08/24	2,819		2,796,324
0.98% (United States Secured Overnight Financing Rate+0.70%), 01/24/25	9,425		9,338,140
1.21% (ICE LIBOR USD 3 Month+0.75%), 02/23/23	6,197		6,198,052
1.63% (ICE LIBOR USD 3 Month+1.05%), 06/05/23	1,800		1,800,130
1.68% (ICE LIBOR USD 3 Month+1.17%), 05/15/26	22,266		22,366,719
2.11% (ICE LIBOR USD 3 Month+1.60%), 11/29/23	6,736		6,817,539
2.18% (ICE LIBOR USD 3 Month+1.00%), 07/24/23	1,737		1,737,037
2.99% (ICE LIBOR USD 3 Month+1.75%), 10/28/27 †	14,787		15,070,119
Goldman Sachs Group, Inc./The 0.87% (United States Secured Overnight Financing Rate+0.62%), 12/06/23	1,925		1,915,314
Hartford Financial Services Group, Inc. 144A 2.63% (ICE LIBOR USD 3 Month+2.12%), 02/12/47	7,325		6,453,835
John Deere Capital Corp.

See Notes to Financial Statements

77

VANECK INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
0.40% (United States Secured Overnight Financing Rate+0.12%), 07/10/23 †	$1,798		$1,791,965
0.48% (United States Secured Overnight Financing Rate+0.20%), 10/11/24	8,880		8,884,690
JPMorgan Chase & Co.
0.77% (United States Secured Overnight Financing Rate+0.54%), 06/01/25	7,257		7,148,679
0.86% (United States Secured Overnight Financing Rate+0.58%), 03/16/24	4,775		4,759,812
0.86% (United States Secured Overnight Financing Rate+0.58%), 06/23/25	7,235		7,152,398
1.05% (United States Secured Overnight Financing Rate+0.77%), 09/22/27	7,251		7,002,890
1.14% (United States Secured Overnight Financing Rate+0.92%), 02/24/26	11,100		10,969,008
1.16% (United States Secured Overnight Financing Rate+0.89%), 04/22/27	7,400		7,245,025
1.40% (United States Secured Overnight Financing Rate+1.18%), 02/24/28	11,075		10,954,680
1.84% (ICE LIBOR USD 3 Month+0.85%), 01/10/25	7,390		7,399,873
1.91% (ICE LIBOR USD 3 Month+0.73%), 04/23/24	1,881		1,882,143
2.07% (ICE LIBOR USD 3 Month+0.89%), 07/23/24	14,753		14,821,819
2.41% (ICE LIBOR USD 3 Month+1.23%), 10/24/23	7,469		7,494,863
Lincoln National Corp. 2.83% (ICE LIBOR USD 3 Month+2.36%), 05/17/66	8,240		6,983,400
Magallanes, Inc. 144A 2.05% (United States Secured Overnight Financing Rate Compound Index+1.78%), 03/15/24	2,025		2,044,051
MassMutual Global Funding II 144A 0.55% (United States Secured Overnight Financing Rate+0.27%), 10/21/24	7,375		7,314,093
Met Tower Global Funding 144A 0.83% (United States Secured Overnight Financing Rate+0.55%), 01/17/23	1,200		1,201,164
Metropolitan Life Global Funding I 144A 0.58% (United States Secured Overnight Financing Rate+0.30%), 09/27/24	4,800		4,761,302
	Par (000’s	)	Value
United States (continued)
0.60% (United States Secured Overnight Financing Rate+0.32%), 01/07/24	$4,825		$4,806,356
0.85% (United States Secured Overnight Financing Rate+0.57%), 01/13/23	2,375		2,377,632
Morgan Stanley
0.90% (United States Secured Overnight Financing Rate+0.62%), 01/24/25	18,525		18,351,884
1.16% (United States Secured Overnight Financing Rate+0.95%), 02/18/26 †	10,850		10,769,264
1.44% (United States Secured Overnight Financing Rate+1.17%), 04/17/25	7,400		7,408,863
1.56% (ICE LIBOR USD 3 Month+1.22%), 05/08/24	6,585		6,619,639
2.58% (ICE LIBOR USD 3 Month+1.40%), 10/24/23	9,320		9,354,324
New York Life Global Funding 144A
0.50% (United States Secured Overnight Financing Rate+0.22%), 02/02/23	1,895		1,893,187
1.27% (ICE LIBOR USD 3 Month+0.28%), 01/10/23	1,190		1,189,840
NextEra Energy Capital Holdings, Inc.
0.68% (United States Secured Overnight Financing Rate Compound Index+0.40%), 11/03/23	4,850		4,824,547
0.75% (ICE LIBOR USD 3 Month+0.27%), 02/22/23	3,886		3,875,904
0.77% (United States Secured Overnight Financing Rate Compound Index+0.54%), 03/01/23	1,200		1,198,731
PPL Electric Utilities Corp. 0.61% (United States Secured Overnight Financing Rate+0.33%), 06/24/24	2,531		2,516,244
Public Storage 0.75% (United States Secured Overnight Financing Rate+0.47%), 04/23/24	2,775		2,768,033
QUALCOMM, Inc. 1.97% (ICE LIBOR USD 3 Month+0.73%), 01/30/23	1,350		1,353,819
Roche Holdings, Inc. 144A
0.59% (United States Secured Overnight Financing Rate+0.33%), 09/11/23	1,825		1,826,122
0.82% (United States Secured Overnight Financing Rate+0.56%), 03/10/25	10,875		10,911,751
Simon Property Group LP

See Notes to Financial Statements

78

	Par (000’s	)	Value
United States (continued)
0.71% (United States Secured Overnight Financing Rate Compound Index+0.43%), 01/11/24	$2,031		$2,026,352
Southern California Edison Co. 0.71% (United States Secured Overnight Financing Rate+0.47%), 12/02/22	1,475		1,474,589
Southern Co./The 0.56% (United States Secured Overnight Financing Rate+0.37%), 05/10/23	1,575		1,570,470
Starbucks Corp. 0.61% (United States Secured Overnight Financing Rate Compound Index+0.42%), 02/14/24	2,025		2,027,140
Thermo Fisher Scientific, Inc.
0.63% (United States Secured Overnight Financing Rate Compound Index+0.35%), 04/18/23	2,375		2,371,791
0.67% (United States Secured Overnight Financing Rate Compound Index+0.39%), 10/18/23	1,900		1,895,298
0.81% (United States Secured Overnight Financing Rate Compound Index+0.53%), 10/18/24	7,387		7,359,681
Toyota Motor Credit Corp.
0.48% (United States Secured Overnight Financing Rate+0.20%), 02/13/23	2,254		2,251,608
0.56% (United States Secured Overnight Financing Rate+0.28%), 12/14/22	2,950		2,951,545
0.56% (United States Secured Overnight Financing Rate+0.29%), 09/13/24 †	8,850		8,809,030
0.60% (United States Secured Overnight Financing Rate+0.32%), 04/06/23	1,730		1,727,286
0.61% (United States Secured Overnight Financing Rate Compound Index+0.33%), 01/11/24	2,809		2,799,789
	Par (000’s	)	Value
United States (continued)
0.63% (United States Secured Overnight Financing Rate+0.35%), 06/13/23	$1,872		$1,869,798
Truist Bank
0.48% (United States Secured Overnight Financing Rate+0.20%), 01/17/24	4,675		4,640,061
0.99% (United States Secured Overnight Financing Rate+0.73%), 03/09/23	1,165		1,167,784
Truist Financial Corp. 0.66% (United States Secured Overnight Financing Rate+0.40%), 06/09/25	14,813		14,572,919
United Parcel Service, Inc. 1.42% (ICE LIBOR USD 3 Month+0.45%), 04/01/23	1,367		1,370,022
US Bank NA
0.67% (Bloomberg 3 Month Short Term Bank Yield Index+0.17%), 06/02/23	2,360		2,356,436
1.04% (ICE LIBOR USD 3 Month+0.40%), 12/09/22	1,425		1,425,604
Verizon Communications, Inc.
1.07% (United States Secured Overnight Financing Rate Compound Index+0.79%), 03/20/26 †	11,039		11,011,206
1.61% (ICE LIBOR USD 3 Month+1.10%), 05/15/25	22,483		22,749,331
Wells Fargo & Co. 2.47% (ICE LIBOR USD 3 Month+1.23%), 10/31/23	7,596		7,626,479
			701,678,965
Total Floating Rate Notes (Cost: $1,139,059,326)			1,132,264,257

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.4% (Cost: $4,818,587)
Money Market Fund: 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio	4,818,587		4,818,587
Total Investments: 100.2% (Cost: $1,143,877,913)			1,137,082,844
Liabilities in excess of other assets: (0.2)%			(2,565,063)
NET ASSETS: 100.0%			$1,134,517,781

Definitions:

USD	United States Dollar

See Notes to Financial Statements

79

VANECK INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $10,721,775.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $261,846,125, or 23.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Cyclicals	0.9%	$10,416,899
Consumer Non-Cyclicals	1.5	16,874,204
Energy	0.6	6,875,087
Financials	83.8	948,783,001
Healthcare	1.7	19,637,927
Industrials	3.0	33,509,305
Real Estate	0.4	4,794,385
Technology	4.9	55,641,684
Utilities	3.2	35,731,765
	100.0%	$1,132,264,257

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Floating Rate Notes *	$—	$1,132,264,257	$—	$1,132,264,257
Money Market Fund	4,818,587	—	—	4,818,587
Total Investments	$4,818,587	$1,132,264,257	$—	$1,137,082,844

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

80

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s		)	Value
CORPORATE BONDS: 4.9%
Colombia: 0.1%
Empresas Publicas de Medellin ESP Reg S 7.62%, 09/10/24	COP	3,596,000		$848,199
Financiera de Desarrollo Territorial SA Findeter Reg S 7.88%, 08/12/24	COP	12,300,000		2,964,159
				3,812,358
Germany: 0.0%
Kreditanstalt fuer Wiederaufbau 7.75%, 06/06/23	ZAR	1,180		75,629
Indonesia: 0.8%
Perusahaan Penerbit SBSN
4.88%, 07/15/26	IDR	37,350,000		2,518,394
6.38%, 03/15/34	IDR	8,410,000		562,058
6.50%, 05/15/23	IDR	70,300,000		4,932,858
6.62%, 10/15/24	IDR	42,440,000		3,036,168
8.25%, 09/15/23	IDR	53,999,000		3,913,862
8.75%, 08/15/23	IDR	17,850,000		1,299,420
8.88%, 11/15/31	IDR	112,280,000		8,967,558
				25,230,318
Mexico: 0.0%
Petroleos Mexicanos Reg S 7.19%, 09/12/24	MXN	28,905		1,317,163
Russia: 0.0%
RusHydro Via RusHydro Capital Markets DAC Reg S 8.12%, 09/28/22	RUB	134,900		57,141
South Africa: 0.4%
Eskom Holdings SOC Ltd.
0.01%, 08/18/27	ZAR	83,955		2,407,524
7.50%, 09/15/33	ZAR	11,000		514,372
7.85%, 04/02/26	ZAR	25,350		1,532,776
Transnet SOC Ltd.
9.50%, 08/19/25	ZAR	22,000		1,407,950
10.80%, 11/06/23	ZAR	87,800		5,842,320
13.50%, 04/18/28	ZAR	5,100		375,593
				12,080,535
Supranational: 2.8%
European Bank for Reconstruction & Development
0.20%, 12/23/22	PLN	7,550		1,628,551
0.25%, 11/20/23	PLN	8,670		1,765,401
European Investment Bank
4.25%, 10/25/22	PLN	40,820		9,125,996
7.25%, 02/28/23	ZAR	660		42,082
7.75%, 01/30/25	MXN	17,460		816,745
8.12%, 12/21/26	ZAR	205,495		13,161,230
European Investment Bank 144A
	Par
	(000’s		)	Value
Supranational (continued)
5.75%, 01/24/25	IDR	51,750,000		$3,568,740
European Investment Bank Reg S
2.75%, 08/25/26	PLN	35,030		6,811,652
3.00%, 05/24/24	PLN	48,552		10,174,629
8.00%, 05/05/27	ZAR	17,875		1,137,682
8.50%, 09/17/24	ZAR	530		34,504
Inter-American Development Bank
7.50%, 12/05/24	MXN	132,495		6,127,938
7.88%, 03/14/23	IDR	71,970,000		5,048,872
Inter-American Development Bank Reg S 7.70%, 02/12/24	MXN	53,500		2,523,676
International Bank for Reconstruction & Development
2.00%, 07/23/25	PHP	35,400		610,130
7.25%, 03/15/24	IDR	32,100,000		2,257,983
International Finance Corp.
7.00%, 02/14/24	BRL	1,800		336,686
7.00%, 07/20/27	MXN	178,600		7,846,376
7.25%, 02/02/24	MXN	2,550		119,563
7.50%, 01/18/28	MXN	106,600		4,788,734
7.75%, 01/18/30	MXN	125,380		5,575,858
8.00%, 10/09/23	IDR	17,500,000		1,244,363
8.00%, 07/27/27	ZAR	3,050		191,097
International Finance Corp. Reg S 8.38%, 05/31/29	MXN	51,500		2,409,903
				87,348,391
United Kingdom: 0.2%
European Bank for Reconstruction & Development
8.00%, 10/17/22	TRY	830		49,960
12.50%, 02/09/23	TRY	8,275		507,051
European Bank for Reconstruction & Development Reg S 5.08%, 12/15/25	MXN	115,000		5,066,313
				5,623,324
United States: 0.6%
International Bank for Reconstruction & Development
6.65%, 07/30/24	MXN	200,000		9,282,559
11.00%, 08/25/22	TRY	21,330		1,358,441
13.25%, 02/22/23	TRY	32,290		1,937,309
International Finance Corp.
5.75%, 03/02/23	MXN	76,000		3,610,835
8.80%, 10/11/22	TRY	13,350		817,556
				17,006,700
Total Corporate Bonds (Cost: $184,363,263)				152,551,559

See Notes to Financial Statements

81

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s		)	Value
GOVERNMENT OBLIGATIONS: 93.0%
Brazil: 9.5%
Brazil Letras do Tesouro Nacional
0.00%, 01/01/24 ^	BRL	428,060		$70,910,620
0.00%, 07/01/24 ^	BRL	139,840		21,958,472
0.00%, 07/01/25 ^	BRL	48,380		6,812,379
0.00%, 07/01/23 ^	BRL	300,220		52,548,904
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/23	BRL	191,693		37,961,543
10.00%, 01/01/25	BRL	188,205		36,184,195
10.00%, 01/01/27	BRL	169,530		31,846,273
10.00%, 01/01/29	BRL	107,810		19,754,393
10.00%, 01/01/31	BRL	63,670		11,427,447
10.00%, 01/01/33	BRL	4,120		723,981
Brazilian Government International Bond
8.50%, 01/05/24	BRL	5,240		1,004,257
10.25%, 01/10/28	BRL	7,970		1,522,221
				292,654,685
Chile: 3.2%
Bonos de la Tesoreria de la Republica de Chile
2.50%, 03/01/25	CLP	21,110,000		21,912,483
4.50%, 03/01/26	CLP	13,715,000		14,796,778
5.00%, 03/01/35	CLP	15,580,000		15,888,840
6.00%, 01/01/43	CLP	12,265,000		13,658,879
Bonos de la Tesoreria de la Republica de Chile 144A Reg S
2.30%, 10/01/28	CLP	3,855,000		3,500,032
4.00%, 03/01/23	CLP	6,965,000		7,909,715
4.70%, 09/01/30	CLP	14,630,000		15,054,399
5.00%, 10/01/28	CLP	5,740,000		6,138,859
				98,859,985
China: 10.2%
Asian Infrastructure Investment Bank Reg S 4.50%, 11/03/23	MXN	214,000		9,738,188
China Government Bond
1.99%, 04/09/25	CNY	86,650		12,980,004
2.26%, 02/24/25	CNY	18,540		2,802,813
2.36%, 07/02/23	CNY	65,740		10,000,560
2.37%, 01/20/27	CNY	12,740		1,914,501
2.47%, 09/02/24	CNY	53,000		8,064,245
2.68%, 05/21/30	CNY	98,190		14,674,016
2.69%, 08/12/26	CNY	45,650		6,952,009
2.75%, 02/17/32	CNY	28,530		4,299,879
2.80%, 03/24/29	CNY	13,610		2,060,044
2.84%, 04/08/24	CNY	60,810		9,328,439
2.85%, 06/04/27	CNY	115,090		17,616,440
2.88%, 11/05/23	CNY	75,940		11,644,845
2.89%, 11/18/31	CNY	35,490		5,402,388
2.91%, 10/14/28	CNY	57,780		8,820,068
2.94%, 10/17/24	CNY	76,750		11,809,106
3.01%, 05/13/28	CNY	71,720		11,019,327
3.02%, 10/22/25	CNY	86,600		13,364,006
3.02%, 05/27/31	CNY	56,270		8,624,507
	Par
	(000’s		)	Value
China (continued)
3.03%, 03/11/26	CNY	67,910		$10,481,625
3.12%, 12/05/26	CNY	79,700		12,357,197
3.13%, 11/21/29	CNY	59,050		9,130,403
3.19%, 04/11/24	CNY	80,100		12,380,415
3.22%, 12/06/25	CNY	45,320		7,050,442
3.25%, 06/06/26	CNY	98,050		15,280,472
3.25%, 11/22/28	CNY	47,090		7,345,720
3.27%, 11/19/30	CNY	104,810		16,427,725
3.28%, 12/03/27	CNY	75,350		11,798,000
3.29%, 10/18/23	CNY	41,930		6,468,044
3.29%, 05/23/29	CNY	71,990		11,279,934
3.53%, 10/18/51	CNY	1,220		191,597
3.72%, 04/12/51	CNY	37,290		6,018,433
3.81%, 09/14/50	CNY	105,880		17,378,100
				314,703,492
Colombia: 4.1%
Colombia Government International Bond
4.38%, 03/21/23	COP	2,825,000		690,486
9.85%, 06/28/27	COP	4,334,000		1,103,985
Colombian TES
5.75%, 11/03/27	COP	49,300,000		10,204,560
6.00%, 04/28/28	COP	72,703,100		14,996,679
6.25%, 11/26/25	COP	47,448,000		10,728,274
6.25%, 07/09/36	COP	29,305,000		5,138,712
7.00%, 03/26/31	COP	39,716,000		8,113,005
7.00%, 06/30/32	COP	65,291,700		13,078,757
7.25%, 10/18/34	COP	66,473,500		13,102,670
7.25%, 10/26/50	COP	38,896,000		6,877,298
7.50%, 08/26/26	COP	68,693,700		15,907,764
7.75%, 09/18/30	COP	53,304,100		11,620,121
9.25%, 05/28/42	COP	14,335,000		3,212,096
10.00%, 07/24/24	COP	43,398,800		11,127,133
				125,901,540
Czech Republic: 4.4%
Czech Republic Government Bond
0.01%, 12/12/24	CZK	79,980		3,008,372
0.05%, 11/29/29	CZK	138,270		4,301,254
0.25%, 02/10/27	CZK	279,870		9,806,022
1.20%, 03/13/31	CZK	265,860		8,868,232
1.25%, 02/14/25	CZK	257,130		9,955,320
1.50%, 04/24/40	CZK	98,230		2,801,263
1.75%, 06/23/32	CZK	222,640		7,631,699
2.00%, 10/13/33	CZK	304,590		10,447,590
2.75%, 07/23/29	CZK	299,810		11,593,303
Czech Republic Government Bond Reg S
0.45%, 10/25/23	CZK	237,760		9,492,447
0.95%, 05/15/30	CZK	284,550		9,489,901
1.00%, 06/26/26	CZK	306,680		11,322,520
2.40%, 09/17/25	CZK	285,100		11,279,239
2.50%, 08/25/28	CZK	292,590		11,228,178
4.20%, 12/04/36	CZK	159,460		6,821,000
5.70%, 05/25/24	CZK	169,570		7,351,768
				135,398,108

See Notes to Financial Statements

82

	Par
	(000’s		)	Value
Dominican Republic: 1.4%
Dominican Republic International Bond 144A 9.75%, 06/05/26	DOP	1,245,900		$23,013,440
Dominican Republic International Bond Reg S
8.90%, 02/15/23	DOP	651,190		11,903,919
9.75%, 06/05/26	DOP	369,790		6,830,516
				41,747,875
Egypt: 3.0%
Egypt Government Bond
13.54%, 01/14/25	EGP	53,696		2,844,835
14.06%, 01/12/26	EGP	299,820		15,928,333
14.29%, 01/05/28	EGP	132,560		6,708,673
14.35%, 09/10/24	EGP	84,595		4,565,214
14.37%, 10/20/25	EGP	273,370		14,672,827
14.40%, 09/10/29	EGP	59,380		3,080,100
14.48%, 04/06/26	EGP	180,030		9,672,700
14.53%, 09/14/24	EGP	190,050		10,280,055
14.56%, 07/06/26	EGP	88,089		4,729,031
14.56%, 10/13/27	EGP	157,120		8,329,654
14.66%, 10/06/30	EGP	98,250		5,144,618
16.10%, 05/07/29	EGP	90,780		5,044,700
				91,000,740
Hungary: 3.7%
Hungary Government Bond
1.00%, 11/26/25	HUF	3,890,020		8,841,314
1.50%, 08/23/23	HUF	944,520		2,471,559
1.50%, 04/22/26	HUF	3,723,860		8,422,709
1.50%, 08/26/26	HUF	2,230,430		4,946,702
2.00%, 05/23/29	HUF	2,730,740		5,527,539
2.25%, 04/20/33	HUF	3,802,570		6,954,724
2.25%, 06/22/34	HUF	1,143,310		2,017,559
2.50%, 10/24/24	HUF	3,236,160		8,145,604
2.75%, 12/22/26	HUF	2,788,120		6,455,374
3.00%, 06/26/24	HUF	2,371,520		6,117,834
3.00%, 10/27/27	HUF	3,708,010		8,484,850
3.00%, 08/21/30	HUF	3,411,680		7,192,594
3.00%, 10/27/38	HUF	2,503,660		4,430,341
3.00%, 04/25/41	HUF	1,304,250		2,216,260
3.25%, 10/22/31	HUF	4,319,220		9,077,222
5.50%, 06/24/25	HUF	3,526,220		9,424,376
6.00%, 11/24/23	HUF	2,679,660		7,404,338
6.75%, 10/22/28	HUF	1,915,640		5,258,529
				113,389,428
Indonesia: 8.7%
Indonesia Treasury Bond
5.12%, 04/15/27	IDR	38,180,000		2,509,024
5.50%, 04/15/26	IDR	203,140,000		13,662,240
5.62%, 05/15/23	IDR	74,910,000		5,241,960
6.12%, 05/15/28	IDR	159,481,000		10,709,401
6.25%, 06/15/36	IDR	26,910,000		1,756,380
6.38%, 04/15/32	IDR	48,930,000		3,239,887
6.50%, 06/15/25	IDR	192,610,000		13,548,599
6.50%, 02/15/31	IDR	162,790,000		10,841,812
6.62%, 05/15/33	IDR	129,903,000		8,589,049
	Par
	(000’s		)	Value
Indonesia (continued)
7.00%, 05/15/27	IDR	237,588,000		$16,763,325
7.00%, 09/15/30	IDR	195,010,000		13,417,447
7.12%, 06/15/42	IDR	75,370,000		5,118,578
7.50%, 08/15/32	IDR	156,860,000		11,079,188
7.50%, 06/15/35	IDR	206,240,000		14,453,475
7.50%, 05/15/38	IDR	119,560,000		8,391,450
7.50%, 04/15/40	IDR	234,920,000		16,569,338
8.12%, 05/15/24	IDR	126,790,000		9,197,045
8.25%, 05/15/29	IDR	155,610,000		11,547,721
8.25%, 06/15/32	IDR	88,464,000		6,610,218
8.25%, 05/15/36	IDR	144,875,000		10,737,267
8.38%, 03/15/24	IDR	149,673,000		10,851,451
8.38%, 09/15/26	IDR	164,107,000		12,170,581
8.38%, 03/15/34	IDR	206,504,000		15,503,471
8.38%, 04/15/39	IDR	81,880,000		6,226,496
8.75%, 05/15/31	IDR	110,517,000		8,445,570
9.00%, 03/15/29	IDR	124,832,000		9,615,803
9.50%, 07/15/31	IDR	58,551,000		4,689,663
10.50%, 08/15/30	IDR	35,602,000		2,991,404
11.00%, 09/15/25	IDR	38,872,000		3,112,257
				267,590,100
Malaysia: 7.0%
Malaysia Government Bond
2.63%, 04/15/31	MYR	33,474		6,624,753
3.48%, 03/15/23	MYR	21,272		4,927,310
3.48%, 06/14/24	MYR	41,233		9,472,511
3.50%, 05/31/27	MYR	27,824		6,189,914
3.58%, 07/15/32	MYR	5,190		1,111,724
3.73%, 06/15/28	MYR	41,582		9,236,885
3.76%, 04/20/23	MYR	24,508		5,695,807
3.76%, 05/22/40	MYR	42,416		8,348,064
3.80%, 08/17/23	MYR	35,053		8,176,356
3.83%, 07/05/34	MYR	30,020		6,266,064
3.88%, 03/14/25	MYR	15,490		3,590,759
3.88%, 08/15/29	MYR	33,004		7,278,700
3.90%, 11/30/26	MYR	41,221		9,464,357
3.90%, 11/16/27	MYR	24,819		5,601,909
3.91%, 07/15/26	MYR	27,340		6,288,400
3.96%, 09/15/25	MYR	10,841		2,508,428
4.06%, 09/30/24	MYR	20,042		4,661,251
4.07%, 06/15/50	MYR	39,259		7,709,377
4.18%, 07/15/24	MYR	11,625		2,709,958
4.25%, 05/31/35	MYR	29,356		6,299,922
4.70%, 10/15/42	MYR	6,140		1,371,655
4.76%, 04/07/37	MYR	26,651		6,042,352
Malaysia Government Investment Issue
3.15%, 05/15/23	MYR	17,297		3,998,585
3.42%, 09/30/27	MYR	36,123		8,038,061
3.45%, 07/15/36	MYR	35,434		6,942,810
3.46%, 10/15/30	MYR	48,050		10,276,874
3.65%, 10/15/24	MYR	36,265		8,359,816
3.73%, 03/31/26	MYR	36,496		8,346,500
4.09%, 11/30/23	MYR	9,894		2,325,887
4.13%, 08/15/25	MYR	54,602		12,703,986
4.13%, 07/09/29	MYR	22,773		5,129,977
4.19%, 10/07/32	MYR	8,230		1,853,284

See Notes to Financial Statements

83

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s		)	Value
Malaysia (continued)
4.26%, 07/26/27	MYR	20,216		$4,686,263
4.37%, 10/31/28	MYR	39,606		9,091,872
4.42%, 09/30/41	MYR	23,102		4,860,848
				216,191,219
Mexico: 5.8%
Mexican Bonos
5.00%, 03/06/25	MXN	45,357		1,996,645
5.50%, 03/04/27	MXN	6,032		254,412
5.75%, 03/05/26	MXN	582,407		25,493,738
6.75%, 03/09/23	MXN	40,568		1,956,134
7.50%, 06/03/27	MXN	260,696		11,982,388
7.75%, 05/29/31	MXN	537,936		24,187,799
7.75%, 11/23/34	MXN	147,098		6,454,917
7.75%, 11/13/42	MXN	349,004		14,811,631
8.00%, 12/07/23	MXN	92,725		4,480,001
8.00%, 09/05/24	MXN	256,850		12,317,097
8.00%, 11/07/47	MXN	388,004		16,759,794
8.50%, 05/31/29	MXN	355,391		16,906,234
8.50%, 11/18/38	MXN	379,529		17,580,927
10.00%, 12/05/24	MXN	335,010		16,770,695
10.00%, 11/20/36	MXN	120,168		6,288,711
				178,241,123
Peru: 3.2%
Peru Government Bond
5.35%, 08/12/40	PEN	30,579		5,804,832
5.40%, 08/12/34	PEN	41,731		8,621,135
5.70%, 08/12/24	PEN	24,033		6,185,958
5.94%, 02/12/29	PEN	60,185		14,162,884
6.15%, 08/12/32	PEN	56,480		12,838,017
6.35%, 08/12/28	PEN	56,138		13,666,584
6.90%, 08/12/37	PEN	53,874		12,438,088
6.95%, 08/12/31	PEN	54,275		13,273,771
8.20%, 08/12/26	PEN	44,710		12,171,610
				99,162,879
Philippines: 1.3%
Philippine Government International Bond 6.25%, 01/14/36	PHP	2,018,500		40,109,457
Poland: 4.5%
Republic of Poland Government Bond
0.25%, 10/25/26	PLN	65,478		11,135,067
0.75%, 04/25/25	PLN	59,192		11,246,560
1.25%, 10/25/30	PLN	64,937		9,921,418
1.75%, 04/25/32	PLN	26,478		4,016,093
2.25%, 10/25/24	PLN	68,871		13,976,424
2.50%, 01/25/23	PLN	13,822		3,039,806
2.50%, 04/25/24	PLN	11,969		2,500,015
2.50%, 07/25/26	PLN	55,915		10,627,706
2.50%, 07/25/27	PLN	62,246		11,495,437
2.75%, 04/25/28	PLN	69,816		12,804,162
2.75%, 10/25/29	PLN	94,824		16,835,021
3.25%, 07/25/25	PLN	74,055		14,996,738
3.75%, 05/25/27	PLN	23,160		4,543,297
4.00%, 10/25/23	PLN	46,398		10,123,685
				137,261,429
	Par
	(000’s		)	Value
Romania: 3.8%
Romania Government Bond
2.50%, 10/25/27	RON	23,005		$3,970,735
3.25%, 04/29/24	RON	33,150		6,682,693
3.25%, 06/24/26	RON	30,115		5,650,594
3.50%, 12/19/22	RON	28,795		6,063,647
3.65%, 07/28/25	RON	33,295		6,545,977
3.65%, 09/24/31	RON	36,920		6,034,899
3.70%, 11/25/24	RON	32,330		6,487,792
4.00%, 10/25/23	RON	32,770		6,796,500
4.15%, 01/26/28	RON	34,150		6,390,136
4.15%, 10/24/30	RON	32,760		5,721,017
4.25%, 06/28/23	RON	28,855		6,040,013
4.40%, 09/25/23	RON	30,370		6,340,398
4.50%, 06/17/24	RON	33,800		6,953,825
4.75%, 02/24/25	RON	31,570		6,446,909
4.75%, 10/11/34	RON	19,160		3,260,581
4.85%, 04/22/26	RON	30,560		6,109,394
5.00%, 02/12/29	RON	33,310		6,346,695
5.80%, 07/26/27	RON	32,070		6,540,022
5.85%, 04/26/23	RON	34,180		7,292,761
				115,674,588
Russia: 0.1%
Russian Federal Bond
4.50%, 07/16/25	RUB	64,395		60,235
5.70%, 05/17/28	RUB	417,559		390,587
6.00%, 10/06/27	RUB	451,887		422,697
6.10%, 07/18/35	RUB	252,644		236,324
6.50%, 02/28/24	RUB	53,626		50,162
6.70%, 03/14/29	RUB	107,944		100,971
6.90%, 05/23/29	RUB	151,185		141,419
6.90%, 07/23/31	RUB	30,833		28,841
7.00%, 08/16/23	RUB	292,741		273,831
7.05%, 01/19/28	RUB	400,600		374,723
7.10%, 10/16/24	RUB	104,768		98,001
7.15%, 11/12/25	RUB	37,818		35,375
7.25%, 05/10/34	RUB	94,260		88,171
7.40%, 12/07/22	RUB	82,565		77,232
7.40%, 07/17/24	RUB	71,268		66,664
7.65%, 04/10/30	RUB	232,439		217,424
7.70%, 03/23/33	RUB	110,274		103,151
7.70%, 03/16/39	RUB	233,857		218,751
7.75%, 09/16/26	RUB	63,710		59,595
7.95%, 10/07/26	RUB	53,562		50,102
8.15%, 02/03/27	RUB	308,404		288,482
8.50%, 09/17/31	RUB	55,441		51,860
				3,434,598
Serbia: 1.3%
Serbia Treasury Bonds
4.50%, 01/11/26	RSD	1,768,010		15,395,882
4.50%, 08/20/32	RSD	1,704,410		13,610,066
5.88%, 02/08/28	RSD	1,312,730		11,909,492
				40,915,440
South Africa: 6.7%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	150,467		6,482,460
6.50%, 02/28/41	ZAR	179,099		7,317,388

See Notes to Financial Statements

84

	Par
	(000’s		)	Value
South Africa (continued)
7.00%, 02/28/31	ZAR	240,115		$12,388,894
7.75%, 02/28/23	ZAR	4,151		267,106
8.00%, 01/31/30	ZAR	543,035		30,758,109
8.25%, 03/31/32	ZAR	408,023		22,482,724
8.50%, 01/31/37	ZAR	395,612		20,679,489
8.75%, 01/31/44	ZAR	338,800		17,472,063
8.75%, 02/28/48	ZAR	557,354		28,647,822
8.88%, 02/28/35	ZAR	367,215		20,239,947
9.00%, 01/31/40	ZAR	297,212		15,907,989
10.50%, 12/21/26	ZAR	347,503		23,783,879
				206,427,870
Thailand: 7.1%
Thailand Government Bond
0.75%, 06/17/24	THB	441,446		12,693,349
0.75%, 09/17/24	THB	226,383		6,486,433
0.95%, 06/17/25	THB	428,903		12,167,991
1.00%, 06/17/27	THB	372,732		10,204,366
1.45%, 12/17/24	THB	416,304		12,088,301
1.58%, 12/17/35	THB	325,142		7,746,015
1.60%, 12/17/29	THB	358,511		9,722,845
1.60%, 06/17/35	THB	175,539		4,245,801
2.00%, 12/17/22	THB	253,468		7,465,224
2.00%, 12/17/31	THB	184,889		5,081,188
2.00%, 06/17/42	THB	227,158		4,893,706
2.12%, 12/17/26	THB	397,675		11,565,184
2.40%, 12/17/23	THB	345,041		10,277,454
2.88%, 12/17/28	THB	333,770		9,951,792
2.88%, 06/17/46	THB	298,658		7,201,463
3.30%, 06/17/38	THB	431,265		12,189,265
3.40%, 06/17/36	THB	325,191		9,571,251
3.62%, 06/16/23	THB	340,586		10,250,895
3.65%, 06/20/31	THB	342,629		10,783,330
3.77%, 06/25/32	THB	586,556		18,481,949
3.85%, 12/12/25	THB	336,864		10,465,765
	Par
	(000’s		)	Value
Thailand (continued)
4.75%, 12/20/24	THB	849		$26,748
4.88%, 06/22/29	THB	386,407		12,927,175
				216,487,490
Turkey: 2.8%
Turkey Government Bond
7.10%, 03/08/23	TRY	94,728		5,761,090
8.00%, 03/12/25	TRY	97,708		4,827,522
9.00%, 07/24/24	TRY	117,776		6,421,551
10.40%, 03/20/24	TRY	60,389		3,443,019
10.50%, 08/11/27	TRY	120,226		5,681,115
10.60%, 02/11/26	TRY	164,360		8,330,848
11.00%, 02/24/27	TRY	106,689		5,077,351
11.70%, 11/13/30	TRY	244,276		10,983,870
12.20%, 01/18/23	TRY	79,497		5,110,369
12.40%, 03/08/28	TRY	73,707		3,738,437
12.60%, 10/01/25	TRY	277,025		15,141,646
16.20%, 06/14/23	TRY	156,797		10,121,723
				84,638,541
Uruguay: 1.2%
Uruguay Government International Bond 8.25%, 05/21/31	UYU	1,045,561		22,930,763
Uruguay Government International Bond 144A 8.50%, 03/15/28	UYU	17,065		391,577
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	627,150		14,390,716
				37,713,056
Total Government Obligations (Cost: $3,345,850,500)				2,857,503,643
Total Investments: 97.9% (Cost: $3,530,213,763)				3,010,055,202
Other assets less liabilities: 2.1%				63,402,080
NET ASSETS: 100.0%				$3,073,457,282

See Notes to Financial Statements

85

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
EGP	Egyptian Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:
^	Zero Coupon Bond

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $59,576,762, or 1.9% of net assets.

Summary of Investments by Sector	% of Investments	Value
Energy	0.0%	$1,317,163
Financials	4.6	138,305,662
Government Activity	94.9	2,857,503,643
Industrials	0.3	7,625,864
Utilities	0.2	5,302,870
	100.0%	$3,010,055,202

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$152,551,559	$—	$152,551,559
Government Obligations *	—	2,857,503,643	—	2,857,503,643
Total Investments	$—	$3,010,055,202	$—	$3,010,055,202

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

86

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s	)	Value
CORPORATE BONDS: 98.2%
Brazil: 1.8%
Vale Overseas Ltd.
3.75%, 07/08/30	$50		$45,262
6.25%, 08/10/26	25		26,317
6.88%, 11/21/36	75		82,712
			154,291
Canada: 4.7%
Alimentation Couche-Tard, Inc. 144A 3.55%, 07/26/27	40		38,680
Bank of Nova Scotia 4.50%, 12/16/25	25		25,265
Canadian Natural Resources Ltd. 6.25%, 03/15/38	25		27,556
Canadian Pacific Railway Co. 6.12%, 09/15/15	25		27,618
CI Financial Corp. 4.10%, 06/15/51	40		29,886
Enbridge, Inc.
3.12%, 11/15/29 †	75		69,337
5.50%, 07/15/77 †	50		47,938
Spectra Energy Partners LP 4.75%, 03/15/24	25		25,535
Suncor Energy, Inc. 6.50%, 06/15/38	50		57,261
TransCanada PipeLines Ltd. 7.62%, 01/15/39	50		64,234
			413,310
China: 0.4%
Meituan 144A 3.05%, 10/28/30	50		38,165
Denmark: 1.5%
Danske Bank A/S 144A
3.88%, 09/12/23	75		75,339
4.30% (US Treasury Yield Curve Rate T 1 Year+1.75%), 04/01/28	50		48,351
			123,690
France: 8.2%
BNP Paribas SA 144A
2.59% (US Treasury Yield Curve Rate T 5 Year+2.05%), 08/12/35	85		69,173
4.62%, 03/13/27	85		84,371
Credit Agricole SA 144A 4.38%, 03/17/25	100		99,946
Danone SA 144A 2.59%, 11/02/23	50		49,614
Societe Generale SA 144A
3.00%, 01/22/30	50		43,637
4.25%, 09/14/23	100		100,881
4.25%, 04/14/25	50		49,539
4.75%, 09/14/28	100		99,102
5.00%, 01/17/24	100		101,501
			697,764
	Par
	(000’s	)	Value
Germany: 0.3%
E.ON International Finance BV 144A 6.65%, 04/30/38	$25		$29,114
Guernsey: 0.5%
Credit Suisse Group AG 4.88%, 05/15/45	50		46,770
India: 1.2%
Bharti Airtel Ltd. 144A 4.38%, 06/10/25	50		49,739
Reliance Industries Ltd. 144A 3.67%, 11/30/27	50		48,300
			98,039
Italy: 2.2%
Enel Finance International NV 144A
3.62%, 05/25/27	150		146,812
6.00%, 10/07/39 †	50		55,329
			202,141
Japan: 0.5%
Nomura Holdings, Inc. 1.85%, 07/16/25	50		46,540
Luxembourg: 0.5%
DH Europe Finance II Sarl 3.25%, 11/15/39	50		43,311

Mexico: 0.7%
Southern Copper Corp. 6.75%, 04/16/40	50		58,682
Netherlands: 2.5%
ABN AMRO Bank NV 144A 3.32% (US Treasury Yield Curve Rate T 5 Year+1.90%), 03/13/37	50		42,098
Deutsche Telekom International Finance BV 144A 2.48%, 09/19/23	25		24,766
Prosus NV 144A
3.06%, 07/13/31	50		39,499
3.68%, 01/21/30	50		42,251
4.99%, 01/19/52	75		58,940
			207,554
Saudi Arabia: 0.3%
Motiva Enterprises LLC 144A 6.85%, 01/15/40	25		25,411
Spain: 0.5%
Banco Santander SA 2.75%, 12/03/30	50		41,336
Switzerland: 2.3%
Credit Suisse Group AG 144A
3.09% (United States Secured Overnight Financing Rate+1.73%), 05/14/32	50		41,858

See Notes to Financial Statements

87

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Switzerland (continued)
4.19% (United States Secured Overnight Financing Rate+3.73%), 04/01/31	$175		$162,378
			204,236
United Kingdom: 6.9%
Barclays Plc
2.65% (US Treasury Yield Curve Rate T 1 Year+1.90%), 06/24/31	175		147,834
3.33% (US Treasury Yield Curve Rate T 1 Year+1.30%), 11/24/42	50		39,101
4.84%, 05/09/28	50		49,256
5.20%, 05/12/26	100		101,456
5.25%, 08/17/45	50		50,836
Ferguson Finance Plc 144A 4.50%, 10/24/28	25		24,898
NatWest Group Plc 3.88%, 09/12/23	50		50,176
Standard Chartered Plc 144A 4.30%, 02/19/27 †	150		147,243
			610,800
United States: 63.2%
7-Eleven, Inc. 144A 0.80%, 02/10/24	50		47,674
AbbVie, Inc. 3.75%, 11/14/23	40		40,446
Aetna, Inc. 2.80%, 06/15/23	25		24,939
Altria Group, Inc.
3.88%, 09/16/46	35		26,423
4.00%, 02/04/61	50		36,185
4.25%, 08/09/42	100		80,521
4.80%, 02/14/29	125		124,040
5.80%, 02/14/39	25		24,815
5.95%, 02/14/49	35		34,272
Ares Capital Corp.
3.25%, 07/15/25 †	25		23,838
3.88%, 01/15/26	50		48,056
AT&T, Inc. 4.45%, 04/01/24	50		51,208
Bayer US Finance II LLC 144A
3.88%, 12/15/23	50		50,419
4.25%, 12/15/25	50		50,224
Becton Dickinson and Co. 3.36%, 06/06/24	75		74,690
Berry Global, Inc. 1.57%, 01/15/26	25		22,760
Berry Global, Inc. 144A 4.88%, 07/15/26	25		24,875
CDW LLC / CDW Finance Corp. 2.67%, 12/01/26	25		23,006
Charter Communications Operating LLC / Charter Communications Operating Capital
4.50%, 02/01/24	25		25,327
4.91%, 07/23/25	125		127,468
	Par
	(000’s	)	Value
United States (continued)
5.05%, 03/30/29	$125		$124,586
5.12%, 07/01/49	20		17,207
5.38%, 05/01/47	75		67,220
6.48%, 10/23/45	50		50,473
CoStar Group, Inc. 144A 2.80%, 07/15/30	25		21,812
Deutsche Bank AG
2.22% (United States Secured Overnight Financing Rate+2.16%), 09/18/24	50		48,663
3.55% (United States Secured Overnight Financing Rate+3.04%), 09/18/31 †	50		44,153
Enterprise Products Operating LLC 5.95%, 02/01/41	50		54,167
Exelon Corp. 4.05%, 04/15/30	75		73,534
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	125		122,311
General Electric Co.
5.88%, 01/14/38	25		27,614
6.75%, 03/15/32	77		90,081
GLP Capital LP / GLP Financing II, Inc. 5.38%, 04/15/26	50		51,064
GSK Consumer Healthcare Capital US LLC 144A 3.38%, 03/24/27	75		72,611
HCA, Inc.
4.12%, 06/15/29	50		47,942
5.00%, 03/15/24	100		102,407
5.12%, 06/15/39	50		48,243
5.25%, 06/15/26 †	50		51,581
5.25%, 06/15/49	50		47,778
5.50%, 06/15/47	50		49,192
Kinder Morgan Energy Partners LP 6.95%, 01/15/38	75		85,545
Kraft Heinz Foods Co.
3.00%, 06/01/26	50		47,823
5.20%, 07/15/45	50		49,014
6.88%, 01/26/39	25		28,699
Kraft Heinz Foods Co. 144A 7.12%, 08/01/39	40		46,867
L3Harris Technologies, Inc. 4.40%, 06/15/28	25		25,040
Lowe’s Cos, Inc.
2.50%, 04/15/26 †	50		47,719
4.00%, 04/15/25 †	25		25,348
McDonald’s Corp.
2.62%, 09/01/29	35		31,766
3.60%, 07/01/30	50		48,048
4.20%, 04/01/50	35		32,325
4.45%, 03/01/47 †	50		48,179
4.45%, 09/01/48	50		47,628
4.88%, 12/09/45	50		50,693

See Notes to Financial Statements

88

	Par
	(000’s	)	Value
United States (continued)
6.30%, 03/01/38	$50		$58,730
Midwest Connector Capital Co. LLC 144A 3.90%, 04/01/24	50		49,739
Mondelez International, Inc.
1.50%, 05/04/25	25		23,639
2.75%, 04/13/30	25		22,387
Netflix, Inc.
4.38%, 11/15/26	25		24,751
5.88%, 11/15/28	100		103,250
Northrop Grumman Corp. 3.25%, 08/01/23 †	25		25,088
Oracle Corp.
2.50%, 04/01/25	125		119,355
2.80%, 04/01/27	25		23,155
2.88%, 03/25/31	75		63,711
3.60%, 04/01/40	75		58,195
3.80%, 11/15/37	50		41,030
4.00%, 07/15/46	50		39,251
6.50%, 04/15/38	75		81,918
Owl Rock Capital Corp. 3.40%, 07/15/26	50		46,172
Raytheon Technologies Corp. 3.95%, 08/16/25	50		50,589
Sherwin-Williams Co.
3.45%, 06/01/27	50		48,536
4.50%, 06/01/47	25		23,901
Southern Co.
3.70%, 04/30/30	25		23,611
3.75% (US Treasury Yield Curve Rate T 5 Year+2.92%), 09/15/51	25		22,563
Starbucks Corp.
3.80%, 08/15/25	50		50,413
3.85%, 10/01/23 †	25		25,308
Synchrony Financial
3.95%, 12/01/27	50		47,842
4.25%, 08/15/24	25		25,000
Sysco Corp.
3.30%, 07/15/26	25		24,395
5.95%, 04/01/30	75		81,898
Thermo Fisher Scientific, Inc.
0.80%, 10/18/23 †	65		63,051
2.00%, 10/15/31	25		21,035
2.80%, 10/15/41	25		20,051
4.10%, 08/15/47	50		48,145
	Par
	(000’s	)	Value
United States (continued)
Time Warner Cable LLC
6.55%, 05/01/37	$25		$26,211
7.30%, 07/01/38	100		112,301
Time Warner Entertainment Co. LP 8.38%, 07/15/33	50		60,659
T-Mobile USA, Inc.
3.50%, 04/15/25	150		148,036
3.75%, 04/15/27	155		150,906
3.88%, 04/15/30	60		56,895
Tyson Foods, Inc. 4.00%, 03/01/26	25		25,135
Verizon Communications, Inc.
0.85%, 11/20/25 †	25		22,839
1.45%, 03/20/26	75		68,792
3.38%, 02/15/25	50		49,989
3.50%, 11/01/24	50		50,402
4.02%, 12/03/29	50		49,008
4.12%, 03/16/27	100		100,494
4.33%, 09/21/28	100		100,730
VICI Properties LP / VICI Note Co., Inc. 144A
4.25%, 12/01/26	50		47,439
4.62%, 12/01/29	50		47,024
Wells Fargo & Co.
5.38%, 11/02/43	50		52,500
5.61%, 01/15/44	50		53,527
Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/28	50		50,253
			5,418,368
Total Corporate Bonds (Cost: $9,646,252)			8,459,522

	Number of Shares
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES ON LOAN: 6.2% (Cost: $531,130)
Money Market Fund: 6.2%
State Street Navigator Securities Lending Government Money Market Portfolio	531,130		531,130
Total Investments: 104.4% (Cost: $10,177,382)			8,990,652
Liabilities in excess of other assets: (4.4)%			(381,892)
NET ASSETS: 100.0%			$8,608,760

Definitions:
USD	United States Dollar

See Notes to Financial Statements

89

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $509,515.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $2,295,619, or 26.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	4.0%	$333,044
Consumer Cyclicals	10.7	903,335
Consumer Non-Cyclicals	10.2	865,962
Energy	6.1	518,429
Financials	28.2	2,385,767
Healthcare	9.6	812,753
Industrials	3.5	296,772
Real Estate	1.7	145,526
Technology	22.5	1,901,268
Utilities	3.5	296,666
	100.0%	$8,459,522

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$8,459,522	$—	$8,459,522
Money Market Fund	531,130	—	—	531,130
Total Investments	$531,130	$8,459,522	$—	$8,990,652

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

90

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Par
	(000’s	)	Value
CORPORATE BONDS: 98.5%
Brazil: 1.1%
Vale Overseas Ltd.
3.75%, 07/08/30	$50		$45,262
6.25%, 08/10/26	25		26,317
6.88%, 11/21/36	75		82,712
			154,291
Canada: 9.6%
Alimentation Couche-Tard, Inc. 144A 3.55%, 07/26/27	25		24,175
Bank of Nova Scotia
1.30%, 06/11/25	50		46,430
3.40%, 02/11/24 †	50		50,098
4.50%, 12/16/25 †	50		50,530
4.90% (US Treasury Yield Curve Rate T 5 Year+4.55%), 06/04/25 (o)	100		98,366
Brookfield Finance, Inc.
4.35%, 04/15/30	100		99,253
4.70%, 09/20/47	25		23,682
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	75		73,076
3.10%, 04/02/24 †	100		99,524
Canadian Natural Resources Ltd. 6.25%, 03/15/38	50		55,111
Canadian Pacific Railway Co. 6.12%, 09/15/15	25		27,618
CI Financial Corp. 3.20%, 12/17/30	40		33,904
Enbridge, Inc.
3.12%, 11/15/29 †	100		92,449
5.50%, 07/15/77 †	50		47,938
Suncor Energy, Inc. 6.80%, 05/15/38	75		87,581
Toronto-Dominion Bank
0.30%, 06/02/23	50		48,777
0.75%, 09/11/25 †	50		45,488
1.15%, 06/12/25	25		23,203
3.25%, 03/11/24 †	50		50,033
TotalEnergies Capital Canada Ltd. 2.75%, 07/15/23	25		24,942
TransCanada PipeLines Ltd. 6.20%, 10/15/37 †	75		84,411
			1,186,589
China: 0.3%
Meituan 144A 3.05%, 10/28/30	50		38,165
Denmark: 1.0%
Danske Bank A/S 144A 1.62% (US Treasury Yield Curve Rate T 1 Year+1.35%), 09/11/26	150		136,432
France: 7.1%
BNP Paribas SA 144A
	Par
	(000’s	)	Value
France (continued)
2.59% (US Treasury Yield Curve Rate T 5 Year+2.05%), 08/12/35	$50		$40,690
2.87% (United States Secured Overnight Financing Rate+1.39%), 04/19/32	50		42,488
4.38%, 05/12/26	75		74,620
4.38% (USD Swap Semi 30/360 5 Year+1.48%), 03/01/33	100		94,811
4.40%, 08/14/28	100		98,030
Credit Agricole SA 144A
3.25%, 01/14/30	100		88,424
4.38%, 03/17/25	50		49,973
Sanofi 3.38%, 06/19/23	25		25,205
Societe Generale SA 144A
3.00%, 01/22/30	100		87,274
4.25%, 09/14/23	100		100,881
4.25%, 04/14/25	200		198,153
TotalEnergies Capital International SA 3.70%, 01/15/24 †	25		25,196
			925,745
Germany: 0.8%
Deutsche Bank AG 3.70%, 05/30/24	50		50,143
E.ON International Finance BV 144A 6.65%, 04/30/38	50		58,229
			108,372
Guernsey: 1.3%
Credit Suisse Group AG
3.75%, 03/26/25	100		98,142
4.88%, 05/15/45 †	75		70,155
			168,297
India: 0.4%
Reliance Industries Ltd. 144A 4.12%, 01/28/25	50		50,231
Italy: 2.0%
Enel Finance International NV 144A
3.50%, 04/06/28	50		48,252
3.62%, 05/25/27	50		48,937
6.80%, 09/15/37	100		120,744
Eni SpA 144A 4.75%, 09/12/28	50		50,900
			268,833
Japan: 1.2%
Nomura Holdings, Inc.
1.85%, 07/16/25	50		46,540
2.65%, 01/16/25	50		48,470
NTT Finance Corp. 144A 0.58%, 03/01/24	50		47,696
			142,706
Mexico: 0.7%
Southern Copper Corp.

See Notes to Financial Statements

91

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
Mexico (continued)
6.75%, 04/16/40	$75		$88,022
Netherlands: 1.4%
Prosus NV 144A
3.06%, 07/13/31	50		39,499
3.68%, 01/21/30	50		42,251
4.99%, 01/19/52	100		78,587
SABIC Capital II BV 144A 4.00%, 10/10/23	25		25,307
			185,644
Saudi Arabia: 2.8%
Motiva Enterprises LLC 144A 6.85%, 01/15/40	25		25,411
Saudi Arabian Oil Co. 144A
3.50%, 04/16/29 †	175		169,908
4.25%, 04/16/39	100		95,861
4.38%, 04/16/49	100		94,887
			386,067
Spain: 0.4%
Santander Holdings USA, Inc. 4.40%, 07/13/27	50		49,397
Switzerland: 2.0%
Credit Suisse Group AG 144A
3.09% (United States Secured Overnight Financing Rate+1.73%), 05/14/32	50		41,858
4.19% (United States Secured Overnight Financing Rate+3.73%), 04/01/31	200		185,575
UBS Group AG 144A 3.49%, 05/23/23	50		50,081
			277,514
Taiwan: 0.4%
TSMC Global Ltd. 144A 0.75%, 09/28/25	50		45,504
United Kingdom: 7.8%
AstraZeneca Plc 3.50%, 08/17/23	50		50,426
Barclays Plc
2.65% (US Treasury Yield Curve Rate T 1 Year+1.90%), 06/24/31	200		168,954
5.20%, 05/12/26	200		202,910
Credit Agricole SA 144A
1.91% (United States Secured Overnight Financing Rate+1.68%), 06/16/26	50		46,356
4.12%, 01/10/27	100		98,714
GlaxoSmithKline Capital Plc 0.53%, 10/01/23	50		48,485
HSBC Holdings Plc 6.10%, 01/14/42	25		28,419
Lloyds Banking Group Plc 4.55%, 08/16/28	75		74,906
Sky Ltd. 144A 3.75%, 09/16/24	50		50,288
Standard Chartered Plc 144A 5.20%, 01/26/24	150		153,289
	Par
	(000’s	)	Value
United Kingdom (continued)
5.30%, 01/09/43	$125		$116,288
			1,039,035
United States: 58.2%
Abbott Laboratories 2.95%, 03/15/25	50		49,774
Ally Financial, Inc. 8.00%, 11/01/31 †	50		59,558
Altria Group, Inc.
2.45%, 02/04/32	75		60,117
3.40%, 02/04/41	25		18,339
4.25%, 08/09/42	100		80,521
4.80%, 02/14/29	100		99,232
5.80%, 02/14/39	50		49,630
5.95%, 02/14/49	60		58,751
Amazon.com, Inc. 5.20%, 12/03/25 †	50		53,062
Apple, Inc.
2.75%, 01/13/25	50		49,592
3.20%, 05/11/27	100		98,641
3.25%, 02/23/26	100		99,881
3.35%, 02/09/27	75		74,701
4.45%, 05/06/44 †	25		25,743
4.65%, 02/23/46	50		53,034
Ares Capital Corp. 4.20%, 06/10/24	100		100,153
AT&T, Inc. 4.45%, 04/01/24	50		51,208
Bank of America Corp.
4.08% (ICE LIBOR USD 3 Month+3.15%), 03/20/51	125		112,551
4.44% (ICE LIBOR USD 3 Month+1.99%), 01/20/48	100		95,473
Bayer US Finance II LLC 144A 4.25%, 12/15/25	50		50,224
Becton Dickinson and Co. 3.36%, 06/06/24	50		49,793
Berkshire Hathaway Energy Co.
2.85%, 05/15/51	25		18,246
3.70%, 07/15/30	50		48,517
4.25%, 10/15/50	50		46,963
6.12%, 04/01/36	100		113,757
Berkshire Hathaway Finance Corp. 4.20%, 08/15/48	110		105,328
Berkshire Hathaway, Inc.
3.12%, 03/15/26	125		124,189
4.50%, 02/11/43	50		50,058
Capital One Financial Corp. 3.75%, 03/09/27	25		24,382
CDW LLC / CDW Finance Corp. 3.57%, 12/01/31	25		21,935
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/25	100		101,974
5.05%, 03/30/29	100		99,669
5.38%, 04/01/38	75		69,534

See Notes to Financial Statements

92

	Par
	(000’s	)	Value
United States (continued)
6.48%, 10/23/45	$100		$100,946
Chevron Corp.
2.90%, 03/03/24	75		75,002
2.95%, 05/16/26	50		48,935
3.33%, 11/17/25	50		49,846
Cisco Systems, Inc.
2.20%, 09/20/23 †	25		24,860
3.62%, 03/04/24	25		25,352
Comcast Corp. 3.70%, 04/15/24	50		50,530
CoStar Group, Inc. 144A 2.80%, 07/15/30	25		21,812
Deutsche Bank AG 3.55% (United States Secured Overnight Financing Rate+3.04%), 09/18/31 †	50		44,153
Deutsche Bank AG/New York NY 0.96%, 11/08/23	50		48,203
DH Europe Finance II Sarl 2.60%, 11/15/29	75		67,901
DuPont de Nemours, Inc. 5.32%, 11/15/38	50		52,504
Enterprise Products Operating LLC 5.95%, 02/01/41	40		43,333
Exxon Mobil Corp.
2.99%, 03/19/25	100		99,090
3.48%, 03/19/30	25		24,380
FS KKR Capital Corp. 3.40%, 01/15/26	25		23,542
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	175		171,235
General Electric Co.
5.88%, 01/14/38	25		27,614
6.75%, 03/15/32	72		84,231
GlaxoSmithKline Capital, Inc. 3.38%, 05/15/23	25		25,199
GLP Capital LP / GLP Financing II, Inc. 5.25%, 06/01/25	75		76,430
HCA, Inc.
4.12%, 06/15/29	25		23,971
5.00%, 03/15/24	100		102,407
5.25%, 04/15/25	75		77,348
5.50%, 06/15/47	125		122,979
Home Depot, Inc.
3.75%, 02/15/24 †	25		25,369
5.88%, 12/16/36	75		88,618
5.95%, 04/01/41	50		58,933
Kinder Morgan Energy Partners LP 6.95%, 01/15/38	75		85,545
Kraft Heinz Foods Co. 144A 7.12%, 08/01/39	50		58,584
Marathon Petroleum Corp. 6.50%, 03/01/41 †	50		56,417
	Par
	(000’s	)	Value
United States (continued)
Marsh & McLennan Cos, Inc. 3.88%, 03/15/24	$25		$25,308
McDonald’s Corp.
3.30%, 07/01/25	75		74,805
3.60%, 07/01/30	25		24,024
3.80%, 04/01/28	25		24,867
4.70%, 12/09/35 †	50		50,652
4.88%, 12/09/45	50		50,693
6.30%, 10/15/37 †	50		58,652
Merck & Co., Inc. 2.80%, 05/18/23	50		50,163
Microsoft Corp.
2.70%, 02/12/25	50		49,443
3.12%, 11/03/25	100		100,200
Mondelez International, Inc.
1.50%, 05/04/25	25		23,639
2.75%, 04/13/30	25		22,387
Nestle Holdings, Inc. 144A 0.38%, 01/15/24 †	50		47,996
Netflix, Inc.
4.88%, 04/15/28	50		49,021
5.88%, 11/15/28	75		77,438
Oracle Corp.
2.95%, 04/01/30	50		43,235
3.85%, 07/15/36	75		63,167
4.12%, 05/15/45	100		79,443
4.30%, 07/08/34	50		45,206
5.38%, 07/15/40	75		71,960
6.50%, 04/15/38	50		54,612
Owl Rock Capital Corp. 3.40%, 07/15/26	25		23,086
PepsiCo, Inc.
2.75%, 04/30/25 †	100		99,081
2.85%, 02/24/26	25		24,532
Philip Morris International, Inc. 6.38%, 05/16/38	50		56,676
Roche Holdings, Inc. 144A 2.62%, 05/15/26	50		48,532
Sherwin-Williams Co. 3.45%, 06/01/27	50		48,536
Synchrony Financial
4.25%, 08/15/24	25		25,000
4.50%, 07/23/25	75		75,423
Sysco Corp.
3.30%, 07/15/26	50		48,789
5.95%, 04/01/30	50		54,599
Thermo Fisher Scientific, Inc.
0.80%, 10/18/23	50		48,501
2.00%, 10/15/31	50		42,071
4.10%, 08/15/47	50		48,145
Time Warner Cable LLC
4.50%, 09/15/42	25		20,703
6.55%, 05/01/37	100		104,846
6.75%, 06/15/39	100		106,815
T-Mobile USA, Inc.
1.50%, 02/15/26	25		22,824
3.50%, 04/15/25	50		49,346
3.75%, 04/15/27	150		146,039

See Notes to Financial Statements

93

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par
	(000’s	)	Value
United States (continued)
3.88%, 04/15/30	$150		$142,237
Unilever Capital Corp. 2.60%, 05/05/24	25		24,811
United Parcel Service, Inc. 3.90%, 04/01/25	20		20,257
Verizon Communications, Inc.
3.38%, 02/15/25	50		49,989
4.02%, 12/03/29	150		147,024
4.12%, 03/16/27	125		125,618
4.33%, 09/21/28	50		50,365
VICI Properties LP / VICI Note Co., Inc. 144A
3.50%, 02/15/25	50		48,063
4.25%, 12/01/26	75		71,158
Walmart, Inc.
2.85%, 07/08/24 †	50		50,057
3.30%, 04/22/24 †	50		50,451
Walt Disney Co.
1.75%, 01/13/26	100		93,804
6.20%, 12/15/34 †	25		29,325
6.65%, 11/15/37 †	25		30,754
Wells Fargo & Co.
	Par
	(000’s	)	Value
United States (continued)
4.90%, 11/17/45	$100		$97,915
5.01% (United States Secured Overnight Financing Rate+4.50%), 04/04/51	150		156,376
Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/28	50		50,253
			7,518,711
Total Corporate Bonds (Cost: $14,606,392)			12,769,555

	Number
	of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 9.1% (Cost: $1,186,523)
Money Market Fund: 9.1%
State Street Navigator Securities Lending Government Money Market Portfolio	1,186,523		1,186,523
Total Investments: 107.6% (Cost: $15,792,915)			13,956,078
Liabilities in excess of other assets: (7.6)%			(988,321)
NET ASSETS: 100.0%			$12,967,757

Definitions:
USD	United States Dollar

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $1,152,977.
(o)	Perpetual Maturity — the date shown is the next call date

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $3,205,138, or 24.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	2.9%	$368,661
Consumer Cyclicals	8.9	1,136,497
Consumer Non-Cyclicals	12.1	1,547,097
Energy	11.1	1,411,550
Financials	34.9	4,461,928
Healthcare	6.4	814,689
Industrials	1.3	166,028
Real Estate	1.5	195,651
Technology	19.1	2,437,990
Utilities	1.8	229,464
	100.0%	$12,769,555

See Notes to Financial Statements

94

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$12,769,555	$—	$12,769,555
Money Market Fund	1,186,523	—	—	1,186,523
Total Investments	$1,186,523	$12,769,555	$—	$13,956,078

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

95

VANECK MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Number
	of Shares	Value
COMMON STOCKS: 99.9%
Real Estate Investment Trusts: 99.9%
AGNC Investment Corp.	1,418,081	$15,570,529
Annaly Capital Management, Inc. †	4,013,368	25,765,823
Apollo Commercial Real Estate Finance, Inc.	669,483	8,060,575
Arbor Realty Trust, Inc.	657,469	11,242,720
Ares Commercial Real Estate Corp.	321,835	4,850,053
ARMOUR Residential REIT, Inc. †	520,661	3,821,652
Blackstone Mortgage Trust, Inc.	457,857	13,754,024
BrightSpire Capital, Inc.	494,529	4,203,497
Broadmark Realty Capital, Inc. †	797,973	6,232,169
Chimera Investment Corp.	844,353	8,460,417
Dynex Capital, Inc. †	244,537	3,968,836
Ellington Financial, Inc. †	320,140	5,183,067
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	239,165	9,564,208
Invesco Mortgage Capital, Inc. †	1,692,267	2,944,545
KKR Real Estate Finance Trust, Inc.	161,930	3,076,670
Ladder Capital Corp.	731,802	8,335,225
MFA Financial, Inc.	513,984	7,324,272
	Number
	of Shares	Value
Real Estate Investment Trusts (continued)
New Residential Investment Corp.	1,114,688	$11,592,755
New York Mortgage Trust, Inc.	2,123,609	6,838,021
Orchid Island Capital, Inc. †	1,193,335	3,317,471
PennyMac Mortgage Investment Trust †	506,678	7,772,441
Ready Capital Corp.	390,839	5,694,524
Redwood Trust, Inc.	554,822	5,381,773
Starwood Property Trust, Inc.	812,070	18,580,162
Two Harbors Investment Corp.	1,915,556	9,213,824

Total Common Stocks (Cost: $246,768,616)		210,749,253

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.9% (Cost: $3,968,321)
Money Market Fund: 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio	3,968,321	3,968,321
Total Investments: 101.8% (Cost: $250,736,937)		214,717,574
Liabilities in excess of other assets: (1.8)%		(3,795,241)
NET ASSETS: 100.0%		$210,922,333

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $40,347,546.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	100.0%	$210,749,253

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$210,749,253	$—	$—	$210,749,253
Money Market Fund	3,968,321	—	—	3,968,321
Total Investments	$214,717,574	$—	$—	$214,717,574

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

96

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

April 30, 2022

	Number
	of Shares	Value
PREFERRED SECURITIES: 99.9%
Basic Materials: 2.0%
ArcelorMittal SA 5.50%, 05/18/23 †	297,123	$20,448,005
Consumer Cyclicals: 6.0%
Aptiv Plc 5.50%, 06/15/23	140,497	17,366,834
Ford Motor Co.
6.00%, 12/01/59 †	390,951	9,828,508
6.20%, 06/01/59 †	366,515	9,474,413
Paramount Global 5.75%, 04/01/24 †	122,172	5,247,287
Qurate Retail, Inc. 8.00%, 03/15/31	154,181	12,562,668
QVC, Inc. 6.25%, 11/26/68 †	244,442	5,394,835
		59,874,545
Consumer Non-Cyclicals: 3.3%
Brookfield Infrastructure Finance ULC 5.00%, 05/24/81	122,172	2,376,245
CHS, Inc.
6.75% (ICE LIBOR USD 3 Month+4.16%), 09/30/24 †	240,678	6,373,153
7.10% (ICE LIBOR USD 3 Month+4.30%), 03/31/24	205,250	5,428,862
7.50%, 01/21/25	252,896	6,984,988
7.88%, 09/26/23	262,182	7,196,896
8.00%, 07/18/23 †	149,929	4,686,781
		33,046,925
Energy: 3.9%
Enbridge, Inc. 6.38% (ICE LIBOR USD 3 Month+3.59%), 04/15/78 †	293,213	7,330,325
Energy Transfer LP
7.38% (ICE LIBOR USD 3 Month+4.53%), 05/15/23 †	219,908	5,227,213
7.60% (ICE LIBOR USD 3 Month+5.16%), 05/15/24 †	390,951	9,461,014
7.62% (ICE LIBOR USD 3 Month+4.74%), 08/15/23	217,466	5,227,883
NGL Energy Partners LP 9.00% (ICE LIBOR USD 3 Month+7.21%), 07/01/22 *	153,742	2,522,906
NuStar Energy LP 7.62% (ICE LIBOR USD 3 Month+5.64%), 06/15/22	188,144	4,037,570
NuStar Logistics LP 6.98% (ICE LIBOR USD 3 Month+6.73%), 01/15/43 †	196,696	4,974,442
		38,781,353
Healthcare: 9.1%
Avantor, Inc. 6.25%, 05/15/22	252,896	24,538,499
Becton Dickinson and Co. 6.00%, 06/01/23 †	366,515	18,732,582
Boston Scientific Corp.
	Number
	of Shares	Value
Healthcare (continued)
5.50%, 06/01/23	122,930	$13,872,651
Danaher Corp. 5.00%, 04/15/23 †	21,014	28,990,914
Elanco Animal Health, Inc. 5.00%, 02/01/23 †	134,388	5,382,239
		91,516,885
Industrials: 5.2%
BIP Bermuda Holdings I Ltd. 5.12%, 01/21/27	146,606	2,959,975
Clarivate Plc 5.25%, 06/01/24	175,621	11,332,823
Crestwood Equity Partners LP 9.25%	870,596	8,618,901
GFL Environmental, Inc. 6.00%, 03/15/23	142,980	9,786,981
RBC Bearings, Inc. 5.00%, 10/15/24 †	56,199	5,085,448
Stanley Black & Decker, Inc. 5.25%, 11/15/22 †	91,629	7,201,123
WESCO International, Inc. 10.62% (US Treasury Yield Curve Rate T 5 Year+10.32%), 06/22/25	264,037	7,538,256
		52,523,507
Real Estate: 0.7%
Brookfield Property Preferred LP 6.25%, 07/26/81 †	327,958	6,844,484
Real Estate Investment Trusts: 16.1%
AGNC Investment Corp.
6.12% (ICE LIBOR USD 3 Month+4.70%), 04/15/25 †	280,995	6,496,604
6.50% (ICE LIBOR USD 3 Month+4.99%), 10/15/24	196,696	4,712,836
7.00% (ICE LIBOR USD 3 Month+5.11%), 10/15/22 †	158,824	3,910,247
Annaly Capital Management, Inc.
6.50% (ICE LIBOR USD 3 Month+4.17%), 03/31/23 †	207,692	4,818,454
6.75% (ICE LIBOR USD 3 Month+4.99%), 06/30/24	216,244	5,349,877
6.95% (ICE LIBOR USD 3 Month+4.99%), 09/30/22	351,854	8,736,535
Arbor Realty Trust, Inc. 6.25% (United States Secured Overnight Financing Rate+5.44%), 10/12/26 †	136,246	3,302,603
Chimera Investment Corp.
7.75% (ICE LIBOR USD 3 Month+4.74%), 09/30/25	127,058	2,992,216
8.00% (ICE LIBOR USD 3 Month+5.79%), 03/30/24 †	158,824	3,881,659
Digital Realty Trust, Inc. 5.20%, 10/10/24 †	168,598	3,970,483
DigitalBridge Group, Inc. 7.12%, 09/22/22	153,937	3,471,279

See Notes to Financial Statements

97

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number
	of Shares	Value
Real Estate Investment Trusts (continued)
7.15%, 06/05/22	168,598	$3,865,952
Diversified Healthcare Trust
5.62%, 08/01/42	171,040	2,847,816
6.25%, 02/01/46 †	122,172	2,241,856
Franklin BSP Realty Trust, Inc. 7.50% †	126,180	2,844,097
Hudson Pacific Properties, Inc. 4.75%, 11/26/26	207,692	3,939,917
Invesco Mortgage Capital, Inc. 7.50% (ICE LIBOR USD 3 Month+5.29%), 09/27/27 †	140,497	3,120,438
Kimco Realty Corp. 5.25%, 12/20/22 †	129,259	3,133,238
KKR Real Estate Finance Trust, Inc. 6.50%, 04/16/26	160,192	3,862,229
MFA Financial, Inc. 6.50% (ICE LIBOR USD 3 Month+5.34%), 03/31/25	134,388	3,055,983
New Residential Investment Corp.
6.38% (ICE LIBOR USD 3 Month+4.97%), 02/15/25	196,696	4,211,261
7.00% (US Treasury Yield Curve Rate T 5 Year+6.22%), 11/15/26	227,239	5,321,937
7.12% (ICE LIBOR USD 3 Month+5.64%), 08/15/24	138,055	3,194,593
Pebblebrook Hotel Trust 5.70%, 07/27/26	122,172	2,379,911
PennyMac Mortgage Investment Trust 6.75%, 08/24/26	122,172	2,728,101
PS Business Parks, Inc. 4.88%, 11/04/24 †	158,824	2,922,362
Public Storage
3.88%, 10/06/25 †	138,055	2,570,584
4.00%, 11/19/26 †	507,648	9,593,247
4.10%, 01/13/27	122,172	2,371,359
4.62%, 06/17/25 †	276,109	6,102,009
4.70%, 11/15/24 †	126,473	2,834,260
4.88%, 09/12/24 †	154,522	3,594,182
5.05%, 08/09/22 †	146,606	3,531,739
5.15%, 06/02/22 †	136,833	3,386,617
5.60%, 03/11/24 †	139,276	3,540,396
RLJ Lodging Trust 1.95%	157,357	4,130,621
Two Harbors Investment Corp.
7.25% (ICE LIBOR USD 3 Month+5.01%), 01/27/25	144,164	3,312,889
7.62% (ICE LIBOR USD 3 Month+5.35%), 07/27/27 †	140,497	3,356,473
Vornado Realty Trust
4.45%, 09/22/26 †	146,606	2,571,469
5.25%, 12/13/22	302,742	5,857,449
5.40%	146,606	2,942,382
		161,008,160
	Number
	of Shares	Value
Technology: 19.4%
AT&T, Inc.
4.75%, 02/18/25 †	855,204	$16,599,510
5.00%, 12/12/24 †	586,425	12,033,441
5.35%, 11/01/66 †	646,290	16,021,529
5.62%, 08/01/67 †	403,167	10,079,175
Broadcom, Inc. 8.00%, 09/30/22	48,868	85,250,226
Pitney Bowes, Inc. 6.70%, 03/07/43 †	207,692	4,633,608
Qwest Corp.
6.50%, 09/01/56 †	477,692	10,676,416
6.75%, 06/15/57 †	322,534	7,237,663
Sabre Corp. 6.50%, 09/01/23	40,194	5,488,089
Telephone and Data Systems, Inc.
6.00%, 09/30/26	337,195	6,821,455
6.62%, 03/31/26	205,250	4,856,215
United States Cellular Corp.
5.50%, 03/01/70 †	244,345	4,906,448
5.50%, 06/01/70 †	244,345	4,921,108
6.25%, 09/01/69	244,345	5,294,956
		194,819,839
Utilities: 34.2%
AES Corp. 6.88%, 02/15/24 †	127,426	11,035,092
Alabama Power Co. 5.00%, 10/01/22 †	122,172	3,078,734
Algonquin Power & Utilities Corp.
6.20% (ICE LIBOR USD 3 Month+4.01%), 07/01/79	171,040	4,378,624
6.88% (ICE LIBOR USD 3 Month+3.68%), 10/17/78 †	140,497	3,634,657
7.75%, 06/15/24	280,995	13,240,484
American Electric Power Co., Inc. 6.12%, 08/15/23 †	207,692	11,630,752
Brookfield BRP Holdings Canada, Inc.
4.62%, 04/30/26	171,040	3,006,883
4.88%, 12/09/26	127,058	2,355,655
CMS Energy Corp.
5.88%, 10/15/78 †	136,833	3,442,718
5.88%, 03/01/79	307,873	7,712,219
Dominion Energy, Inc. 7.25%, 06/01/22	196,696	19,844,659
DTE Energy Co.
4.38%, 12/01/81	136,833	2,713,398
5.25%, 12/01/77 †	195,474	4,540,861
6.25%, 11/01/22	317,647	16,644,703
Duke Energy Corp.
5.62%, 09/15/78 †	244,345	6,228,354
5.75%, 06/15/24 †	488,687	12,725,409
Entergy Arkansas LLC 4.88%, 09/01/66 †	200,362	4,942,931
Entergy Louisiana LLC

See Notes to Financial Statements

98

	Number
	of Shares	Value
Utilities (continued)
4.88%, 09/01/66 †	131,945	$3,245,847
Entergy Mississippi LLC 4.90%, 10/01/66 †	127,058	3,064,639
Essential Utilities, Inc. 6.00%, 04/30/22	176	9,383
Georgia Power Co. 5.00%, 10/01/77 †	131,945	3,253,764
NextEra Energy Capital Holdings, Inc. 5.65%, 03/01/79 †	335,972	8,446,336
NextEra Energy, Inc.
4.87%, 09/01/22	366,515	19,590,227
5.28%, 03/01/23	610,859	28,655,396
6.22%, 09/01/23	488,687	23,119,782
NiSource, Inc.
6.50% (US Treasury Yield Curve Rate T 5 Year+3.63%), 03/15/24 †	244,345	6,394,509
7.75%, 03/01/24	105,373	11,984,071
PG&E Corp. 5.50%, 08/16/23	195,474	23,230,130
SCE Trust III 5.75% (ICE LIBOR USD 3 Month+2.99%), 03/15/24 †	134,388	3,150,055
SCE Trust IV 5.38% (ICE LIBOR USD 3 Month+3.13%), 09/15/25 †	158,824	3,462,363
SCE Trust V 5.45% (ICE LIBOR USD 3 Month+3.79%), 03/15/26 †	146,606	3,499,485
SCE Trust VI
	Number
	of Shares	Value
Utilities (continued)
5.00%, 06/26/22 †	232,127	$4,677,359
Sempra Energy 5.75%, 07/01/79	370,181	8,865,835
South Jersey Industries, Inc. 8.75%, 04/01/24	81,856	5,656,250
Southern Co.
4.20%, 10/15/60 †	366,515	7,187,359
4.95%, 01/30/80 †	488,687	10,321,069
5.25%, 12/01/77 †	219,908	4,939,134
6.75%, 08/01/22	421,494	23,127,376
Spire, Inc. 5.90%, 08/15/24 †	122,172	3,051,857
Tennessee Valley Authority 2.13% (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year+0.94%), 06/01/28	125,105	2,906,189
		342,994,548
Total Preferred Securities (Cost: $1,033,514,078)		1,001,858,251

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.4% (Cost: $73,861,093)
Money Market Fund: 7.4%
State Street Navigator Securities Lending Government Money Market Portfolio	73,861,093	73,861,093
Total Investments: 107.3% (Cost: $1,107,375,171)		1,075,719,344
Liabilities in excess of other assets: (7.3)%		(73,421,630)
NET ASSETS: 100.0%		$1,002,297,714

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $79,391,312.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	2.0%	$20,448,005
Consumer Cyclicals	6.0	59,874,545
Consumer Non-Cyclicals	3.3	33,046,925
Energy	3.9	38,781,353
Healthcare	9.1	91,516,885
Industrials	5.2	52,523,507
Real Estate	16.8	167,852,644
Technology	19.5	194,819,839
Utilities	34.2	342,994,548
	100.0%	$1,001,858,251

See Notes to Financial Statements

99

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Securities *	$1,001,858,251	$—	$—	$1,001,858,251
Money Market Fund	73,861,093	—	—	73,861,093
Total Investments	$1,075,719,344	$—	$—	$1,075,719,344

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

100

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2022

	BDC Income ETF	China Bond ETF		Emerging Markets High Yield Bond ETF	Fallen Angel High Yield Bond ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$624,805,893	$120,872,127		$1,120,505,451	$3,762,093,082
Short-term investments held as collateral for securities loaned (3)	79,333,623	—		50,308,151	174,899,945
Cash	16,084	2,486,556		14,080,929	14,441,727
Cash denominated in foreign currency, at value (4)	—	11,080,498	(a)	964	—
Receivables:
Investment securities sold	2,513,411	2,796,102		23,526,339	56,009,586
Shares of beneficial interest sold	—	—		—	8,723,520
Dividends and interest	1,349,161	1,868,005		19,345,018	56,009,593
Prepaid expenses	—	723		—	—
Other assets	—	19,080		—	—
Total assets	708,018,172	139,123,091		1,227,766,852	4,072,177,453

Liabilities:
Payables:
Investment securities purchased	—	—		25,395,778	64,368,363
Shares of beneficial interest redeemed	2,513,511	9,383,182		—	5,815,680
Collateral for securities loaned	79,333,623	—		50,308,151	174,899,945
Line of credit	913,412	—		—	—
Due to Adviser	215,816	76,228		384,472	1,180,784
Deferred Trustee fees	9,395	951		40,196	67,963
Accrued expenses	2,163	75,589		2	264
Total liabilities	82,987,920	9,535,950		76,128,599	246,332,999
NET ASSETS	$625,030,252	$129,587,141		$1,151,638,253	$3,825,844,454
Shares outstanding	37,300,000	5,500,000		59,000,000	132,200,000
Net asset value, redemption and offering price per share	$16.76	$23.56		$19.52	$28.94
Net Assets consist of:
Aggregate paid in capital	$675,403,028	$132,935,747		$1,440,443,390	$4,384,066,683
Total distributable earnings (loss)	(50,372,776)		(3,348,606)	(288,805,137)	(558,222,229)
NET ASSETS	$625,030,252	$129,587,141		$1,151,638,253	$3,825,844,454
(1) Value of securities on loan	$90,835,371	$—		$48,679,628	$182,549,824
(2) Cost of investments - Unaffiliated issuers	$606,204,356	$123,786,930		$1,261,299,836	$4,157,898,232
(3) Cost of short-term investments held as collateral for securities loaned	$79,333,623	$—		$50,308,151	$174,899,945
(4) Cost of cash denominated in foreign currency	$—	$11,092,605		$973	$—

(a)	Includes $98,564 on foreign investor minimum settlement reserve funds (see Note 2H).

See Notes to Financial Statements

101

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2022

	Green Bond ETF	International High Yield Bond ETF	Investment Grade Floating Rate ETF	J.P. Morgan EM Local Currency Bond ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$94,430,548	$77,881,957	$1,132,264,257	$3,010,055,202
Short-term investments held as collateral for securities loaned (3)	2,740,591	3,565,953	4,818,587	—
Cash	278,498	—	5,557,239	36,390,407
Cash denominated in foreign currency, at value (4)	22	122,638	—	9,257,859
Receivables:
Investment securities sold	1,116,186	1,026,343	44,514,957	208,570,213
Dividends and interest	698,748	1,284,192	1,639,166	64,197,784
Prepaid expenses	—	—	—	15,467
Other assets	—	—	—	—
Total assets	99,264,593	83,881,083	1,188,794,206	3,328,486,932

Liabilities:
Payables:
Investment securities purchased	1,175,877	814,618	49,308,020	75,448,894
Shares of beneficial interest redeemed	—	—	—	177,343,740
Collateral for securities loaned	2,740,591	3,565,953	4,818,587	—
Due to Adviser	15,919	26,997	127,077	622,045
Due to custodian	—	24,209	—	—
Deferred Trustee fees	1,073	33,385	21,618	236,368
Accrued expenses	4	9	1,123	1,378,603
Total liabilities	3,933,464	4,465,171	54,276,425	255,029,650
NET ASSETS	$95,331,129	$79,415,912	$1,134,517,781	$3,073,457,282
Shares outstanding	3,950,000	3,800,000	45,250,000	121,322,682
Net asset value, redemption and offering price per share	$24.13	$20.90	$25.07	$25.33
Net Assets consist of:
Aggregate paid in capital	$107,152,408	$105,492,808	$1,142,845,033	$4,066,098,603
Total distributable earnings (loss)	(11,821,279)	(26,076,896)	(8,327,252)	(992,641,321)
NET ASSETS	$95,331,129	$79,415,912	$1,134,517,781	$3,073,457,282
(1) Value of securities on loan	$6,298,898	$3,458,018	$10,721,775	$—
(2) Cost of investments - Unaffiliated issuers	$104,499,766	$89,561,561	$1,139,059,326	$3,530,213,763
(3) Cost of short-term investments held as collateral for securities loaned	$2,740,591	$3,565,953	$4,818,587	$—
(4) Cost of cash denominated in foreign currency	$22	$126,492	$—	$9,491,799

See Notes to Financial Statements

102

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2022

	Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF	Mortgage REIT Income ETF	Preferred Securities ex Financials ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$8,459,522	$12,769,555	$210,749,253	$1,001,858,251
Short-term investments held as collateral for securities loaned (3)	531,130	1,186,523	3,968,321	73,861,093
Cash	85,402	60,726	—	32,758,067
Receivables:
Investment securities sold	390,640	494,792	761,440	6,836,878
Shares of beneficial interest sold	—	—	—	1,930,413
Dividends and interest	93,274	132,012	369,516	2,765,191
Total assets	9,559,968	14,643,608	215,848,530	1,120,009,893

Liabilities:
Payables:
Investment securities purchased	418,267	487,148	—	43,479,605
Shares of beneficial interest redeemed	—	—	761,449	—
Collateral for securities loaned	531,130	1,186,523	3,968,321	73,861,093
Due to Adviser	1,811	2,180	74,037	335,199
Due to custodian	—	—	101,776	—
Deferred Trustee fees	—	—	16,359	36,282
Accrued expenses	—	—	4,255	—
Total liabilities	951,208	1,675,851	4,926,197	117,712,179
NET ASSETS	$8,608,760	$12,967,757	$210,922,333	$1,002,297,714
Shares outstanding	400,000	600,000	13,850,000	52,350,000
Net asset value, redemption and offering price per share	$21.52	$21.61	$15.23	$19.15
Net Assets consist of:
Aggregate paid in capital	$9,999,885	$14,999,828	$329,907,416	$1,087,660,304
Total distributable earnings (loss)	(1,391,125)	(2,032,071)	(118,985,083)	(85,362,590)
NET ASSETS	$8,608,760	$12,967,757	$210,922,333	$1,002,297,714
(1) Value of securities on loan	$509,515	$1,152,977	$40,347,546	$79,391,312
(2) Cost of investments - Unaffiliated issuers	$9,646,252	$14,606,392	$246,768,616	$1,033,514,078
(3) Cost of short-term investments held as collateral for securities loaned	$531,130	$1,186,523	$3,968,321	$73,861,093

See Notes to Financial Statements

103

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2022

	BDC Income ETF	China Bond ETF	Emerging Markets High Yield Bond ETF	Fallen Angel High Yield Bond ETF
Income:
Dividends	$44,946,425	$—	$—	$—
Interest	774	4,168,535	68,929,787	196,314,890
Securities lending income	310,983	—	221,708	1,154,565
Foreign taxes withheld	—	(3,535)	(10,935)	—
Total income	45,258,182	4,165,000	69,140,560	197,469,455

Expenses:
Management fees	2,070,800	520,949	4,778,794	17,079,449
Professional fees	—	52,101	—	—
Custody and accounting fees	—	41,602	—	—
Reports to shareholders	—	18,533	—	—
Trustees’ fees and expenses	—	1,700	—	—
Registration fees	—	16,739	—	—
Insurance	—	2,769	—	—
Interest and taxes	30,706	9,967	307	3,236
Other	—	8,305	—	—
Total expenses	2,101,506	672,665	4,779,101	17,082,685
Waiver of management fees	—	(13,281)	—	—
Net expenses	2,101,506	659,384	4,779,101	17,082,685
Net investment income	43,156,676	3,505,616	64,361,459	180,386,770

Net realized gain (loss) on:
Investments	(11,856,440)	419,337	(93,858,252)	(22,717,124)
In-kind redemptions	30,597,037	—	912,311	261,651,547
Capital gain distributions from investment companies	830,053	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(235,697)	—	—
Net realized gain (loss)	19,570,650	183,640	(92,945,941)	238,934,423

Net change in unrealized appreciation (depreciation) on:
Investments	(29,787,379)	(4,380,239)	(150,062,224)	(708,202,399)
Foreign currency transactions and foreign denominated assets and liabilities	—	(147,544)	(9)	—
Net change in unrealized appreciation (depreciation)	(29,787,379)	(4,527,783)	(150,062,233)	(708,202,399)
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,939,947	$(838,527)	$(178,646,715)	$(288,881,206)

See Notes to Financial Statements

104

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2022

	Green Bond ETF	International High Yield Bond ETF	Investment Grade Floating Rate ETF	J.P. Morgan EM Local Currency Bond ETF
Income:
Dividends	$8,094	$22	$—	$—
Interest	2,186,284	4,682,735	5,423,823	188,791,824
Securities lending income	9,684	15,375	14,079	—
Foreign taxes withheld	(604)	(2,098)	—		(4,153,280)
Total income	2,203,458	4,696,034	5,437,902	184,638,544

Expenses:
Management fees	195,123	407,619	1,082,404	9,396,110
Professional fees	—	—	—	60,478
Custody and accounting fees	—	—	—	1,030,032
Reports to shareholders	—	—	—	404,847
Trustees’ fees and expenses	—	—	—	45,464
Registration fees	—	—	—	20,485
Insurance	—	—	—	45,296
Interest and taxes	888	703	9,825	29,830
Other	—	—	—	36,734
Total expenses	196,011	408,322	1,092,229	11,069,276
Waiver of management fees	—	—	—		(599,324)
Net expenses	196,011	408,322	1,092,229	10,469,952
Net investment income	2,007,447	4,287,712	4,345,673	174,168,592

Net realized gain (loss) on:
Investments	(1,668,817)	(3,049,555)	(510,405)	(305,473,572	)(a)
In-kind redemptions	—	(618,966)	57,776		(5,329,083)
Foreign currency transactions and foreign denominated assets and liabilities	—	(42,307)	—		(4,422,433)
Net realized loss	(1,668,817)	(3,710,828)	(452,629)		(315,225,088)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,193,647)	(15,853,363)	(9,541,387)	(399,611,371	)(b)
Foreign currency transactions and foreign denominated assets and liabilities	—	(53,147)	—		(2,439,644)
Net change in unrealized appreciation (depreciation)	(10,193,647)	(15,906,510)	(9,541,387)		(402,051,015)
Net Decrease in Net Assets Resulting from Operations	$(9,855,017)	$(15,329,626)	$(5,648,343)		$(543,107,511)

(a)	Net of foreign taxes of $657,825
(b)	Net of foreign taxes of $988,682

See Notes to Financial Statements

105

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2022

	Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF	Mortgage REIT Income ETF	Preferred Securities ex Financials ETF
Income:
Dividends	$—	$—	$13,740,340	$52,602,320
Interest	244,048	338,581	235	8,068
Securities lending income	1,521	2,205	79,912	961,439
Foreign taxes withheld	—	—	—	(88,315)
Total income	245,569	340,786	13,820,487	53,483,512

Expenses:
Management fees	24,438	29,210	1,213,758	4,123,634
Interest and taxes	63	92	19,342	9,849
Total expenses	24,501	29,302	1,233,100	4,133,483
Net investment income	221,068	311,484	12,587,387	49,350,029

Net realized gain (loss) on:
Investments	(195,230)	(186,082)	(9,999,261)	2,334,553
In-kind redemptions	—	—	28,019,583	4,873,574
Capital gain distributions from
investment companies	—	—	2,558,441	171,326
Net realized gain (loss)	(195,230)	(186,082)	20,578,763	7,379,453

Net change in unrealized appreciation (depreciation) on:
Investments	(1,083,250)	(1,588,310)	(75,253,305)	(98,397,267)
Net change in unrealized appreciation (depreciation)	(1,083,250)	(1,588,310)	(75,253,305)	(98,397,267)
Net Decrease in Net Assets Resulting from Operations	$(1,057,412)	$(1,462,908)	$(42,087,155)	$(41,667,785)

See Notes to Financial Statements

106

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	BDC Income ETF		China Bond ETF
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$43,156,676	$27,418,231	$3,505,616	$1,245,084
Net realized gain (loss)	19,570,650	(11,700,465)	183,640	258,931
Net change in unrealized appreciation (depreciation)	(29,787,379)	129,739,736	(4,527,783)	1,676,722
Net increase (decrease) in net assets resulting from operations	32,939,947	145,457,502	(838,527)	3,180,737

Distributions to shareholders from:
Distributable earnings	(42,704,368)	(28,249,128)	(4,150,280)	(1,233,560)
Return of capital	—	(102,755)	(44,520)	—
Total distributions	(42,704,368)	(28,351,883)	(4,194,800)	(1,233,560)

Share transactions*:
Proceeds from sale of shares	334,820,169	167,364,489	91,337,821	97,077,772 (a)
Cost of shares redeemed	(111,985,789)	(42,308,818)	(60,220,705)	—
Increase in net assets resulting from share transactions	222,834,380	125,055,671	31,117,116	97,077,772
Total increase in net assets	213,069,959	242,161,290	26,083,789	99,024,949
Net Assets, beginning of year	411,960,293	169,799,003	103,503,352	4,478,403
Net Assets, end of year	$625,030,252	$411,960,293	$129,587,141	$103,503,352
*Shares of Common Stock Issued (no par value)
Shares sold	19,225,000	11,800,000	3,700,000	4,100,000
Shares redeemed	(6,500,000)	(3,025,000)	(2,500,000)	—
Net increase	12,725,000	8,775,000	1,200,000	4,100,000

(a)	Includes $79,000 for reimbursement by the Adviser (See Note 3)

See Notes to Financial Statements

107

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets High Yield Bond ETF		Fallen Angel High Yield Bond ETF
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$64,361,459	$27,488,746	$180,386,770	$163,045,166
Net realized gain (loss)	(92,945,941)	(9,350,449)	238,934,423	97,287,752
Net change in unrealized appreciation (depreciation)	(150,062,233)	56,587,045	(708,202,399)	387,013,556
Net increase (decrease) in net assets resulting from operations	(178,646,715)	74,725,342	(288,881,206)	647,346,474

Distributions to shareholders from:
Distributable earnings	(63,324,700)	(25,900,330)	(188,041,825)	(155,216,155)

Share transactions*:
Proceeds from sale of shares	672,209,046	446,230,645	2,049,188,613	3,595,864,787
Cost of shares redeemed	(63,006,428)	(18,741,366)	(2,661,837,362)	(855,370,459)
Increase (decrease) in net assets resulting from share transactions	609,202,618	427,489,279	(612,648,749)	2,740,494,328
Total increase (decrease) in net assets	367,231,203	476,314,291	(1,089,571,780)	3,232,624,647
Net Assets, beginning of year	784,407,050	308,092,759	4,915,416,234	1,682,791,587
Net Assets, end of year	$1,151,638,253	$784,407,050	$3,825,844,454	$4,915,416,234
*Shares of Common Stock Issued (no par value)
Shares sold	28,600,000	19,000,000	63,250,000	117,100,000
Shares redeemed	(2,800,000)	(800,000)	(83,700,000)	(27,150,000)
Net increase (decrease)	25,800,000	18,200,000	(20,450,000)	89,950,000

See Notes to Financial Statements

108

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Green Bond ETF		International High Yield Bond ETF
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$2,007,447	$1,015,009	$4,287,712	$4,541,412
Net realized loss	(1,668,817)	(63,236)	(3,710,828)	(1,085,616)
Net change in unrealized appreciation (depreciation)	(10,193,647)	(435,542)	(15,906,510)	15,170,428
Net increase (decrease) in net assets resulting from operations	(9,855,017)	516,231	(15,329,626)	18,626,224

Distributions to shareholders from:
Distributable earnings	(2,002,035)	(902,645)	(4,424,650)	(4,423,249)
Return of capital	—	—	—	(264,741)
Total distributions	(2,002,035)	(902,645)	(4,424,650)	(4,687,990)

Share transactions*:
Proceeds from sale of shares	22,989,592	52,359,723	15,502,482	10,278,340
Cost of shares redeemed	—	—	(16,605,485)	(12,776,583)
Increase (decrease) in net assets resulting from share transactions	22,989,592	52,359,723	(1,103,003)	(2,498,243)
Total increase (decrease) in net assets	11,132,540	51,973,309	(20,857,279)	11,439,991
Net Assets, beginning of year	84,198,589	32,225,280	100,273,191	88,833,200
Net Assets, end of year	$95,331,129	$84,198,589	$79,415,912	$100,273,191
*Shares of Common Stock Issued (no par value)
Shares sold	850,000	1,900,000	600,000	400,000
Shares redeemed	—	—	(700,000)	(500,000)
Net increase (decrease)	850,000	1,900,000	(100,000)	(100,000)

See Notes to Financial Statements

109

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Grade Floating Rate ETF		J.P. Morgan EM Local Currency Bond ETF
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$4,345,673	$4,385,467	$174,168,592	$163,087,052
Net realized gain (loss)	(452,629)	790,351	(315,225,088)	(150,551,636)
Net change in unrealized appreciation (depreciation)	(9,541,387)	13,202,820	(402,051,015)	329,006,362
Net increase (decrease) in net assets resulting from operations	(5,648,343)	18,378,638	(543,107,511)	341,541,778

Distributions to shareholders from:
Distributable earnings	(4,310,490)	(5,073,095)	(88,822,978)	(524,709)
Return of capital	—	—	(81,656,280)	(161,805,238)
Total distributions	(4,310,490)	(5,073,095)	(170,479,258)	(162,329,947)

Share transactions*:
Proceeds from sale of shares	591,005,339	125,423,479	727,013,716	690,250,396
Cost of shares redeemed	(6,337,388)	(40,336,816)	(319,840,315)	(828,095,691)
Increase (decrease) in net assets resulting from share transactions	584,667,951	85,086,663	407,173,401	(137,845,295)
Total increase (decrease) in net assets	574,709,118	98,392,206	(306,413,368)	41,366,536
Net Assets, beginning of year	559,808,663	461,416,457	3,379,870,650	3,338,504,114
Net Assets, end of year	$1,134,517,781	$559,808,663	$3,073,457,282	$3,379,870,650
*Shares of Common Stock Issued (no par value)
Shares sold	23,400,000	4,950,000	24,600,000	21,600,000
Shares redeemed	(250,000)	(1,600,000)	(11,800,000)	(26,800,000)
Net increase (decrease)	23,150,000	3,350,000	12,800,000	(5,200,000)

See Notes to Financial Statements

110

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Moody’s Analytics BBB Corporate Bond ETF		Moody’s Analytics IG Corporate Bond ETF
	Year Ended April 30, 2022	Period Ended April 30, 2021 (a)	Year Ended April 30, 2022	Period Ended April 30, 2021 (a)
Operations:
Net investment income	$221,068	$87,490	$311,484	$128,135
Net realized loss	(195,230)	(15,478)	(186,082)	(25,943)
Net change in unrealized appreciation (depreciation)	(1,083,250)	(103,480)	(1,588,310)	(248,527)
Net decrease in net assets resulting from operations	(1,057,412)	(31,468)	(1,462,908)	(146,335)

Distributions to shareholders from:
Distributable earnings	(226,760)	(75,600)	(317,460)	(105,540)

Share transactions*:
Proceeds from sale of shares	—	10,000,000	—	15,000,000
Increase in net assets resulting from share transactions	—	10,000,000	—	15,000,000
Total increase (decrease) in net assets	(1,284,172)	9,892,932	(1,780,368)	14,748,125
Net Assets, beginning of period	9,892,932	—	14,748,125	—
Net Assets, end of period	$8,608,760	$9,892,932	$12,967,757	$14,748,125
*Shares of Common Stock Issued (no par value)
Shares sold	—	400,000	—	600,000
Net increase	—	400,000	—	600,000

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.

See Notes to Financial Statements

111

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mortgage REIT Income ETF		Preferred Securities ex Financials ETF
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$12,587,387	$11,672,426	$49,350,029	$39,050,098
Net realized gain (loss)	20,578,763	(17,949,177)	7,379,453	(5,620,005)
Net change in unrealized appreciation (depreciation)	(75,253,305)	130,769,388	(98,397,267)	113,139,493
Net increase (decrease) in net assets resulting from operations	(42,087,155)	124,492,637	(41,667,785)	146,569,586

Distributions to shareholders from:
Distributable earnings	(12,587,387)	(11,675,560)	(55,455,503)	(38,058,255)
Return of capital	(12,142,443)	(6,729,745)	(932,857)	—
Total distributions	(24,729,830)	(18,405,305)	(56,388,360)	(38,058,255)

Share transactions*:
Proceeds from sale of shares	65,857,830	118,718,711	200,215,786	183,940,174
Cost of shares redeemed	(98,402,686)	(33,825,342)	(47,757,119)	(33,585,352)
Increase (decrease) in net assets resulting from share transactions	(32,544,856)	84,893,369	152,458,667	150,354,822
Total increase (decrease) in net assets	(99,361,841)	190,980,701	54,402,522	258,866,153
Net Assets, beginning of year	310,284,174	119,303,473	947,895,192	689,029,039
Net Assets, end of year	$210,922,333	$310,284,174	$1,002,297,714	$947,895,192
*Shares of Common Stock Issued (no par value)
Shares sold	3,400,000	7,700,000	9,500,000	9,150,000
Shares redeemed	(5,500,000)	(2,200,000)	(2,350,000)	(1,750,000)
Net increase (decrease)	(2,100,000)	5,500,000	7,150,000	7,400,000

See Notes to Financial Statements

112

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	BDC Income ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.76	$10.75	$16.55	$16.10	$19.17
Net investment income (a)	1.44	1.43	1.54	1.59	1.52
Net realized and unrealized gain (loss) on investments	(0.06)	6.02	(5.86)	0.41	(3.04)
Total from investment operations	1.38	7.45	(4.32)	2.00	(1.52)
Distributions from:
Net investment income	(1.38)	(1.44)	(1.48)	(1.55)	(1.55)
Return of capital	—	— (b)	—	—	—
Total distributions	(1.38)	(1.44)	(1.48)	(1.55)	(1.55)
Net asset value, end of year	$16.76	$16.76	$10.75	$16.55	$16.10
Total return (c)	8.23%	73.81%	(27.77)%	13.27%	(8.08)%

Ratios to average net assets
Gross expenses (d)	0.41%	0.46%	0.48%	0.47%	0.49%
Net expenses (d)	0.41%	0.41%	0.41%	0.41%	0.41%
Net expenses excluding interest and taxes (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	8.34%	10.57%	9.95%	9.73%	8.85%
Supplemental data
Net assets, end of year (in millions)	$625	$412	$170	$207	$178
Portfolio turnover rate (e)	29%	26%	22%	13%	19%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Periods after April 30, 2021 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

113

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	China Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$24.07	$22.39	$22.89	$24.14	$22.16
Net investment income (a)	0.66	0.73	0.87	0.75	0.74
Net realized and unrealized gain (loss) on investments	(0.40)	1.60	(0.49)	(1.24)	2.07
Total from investment operations	0.26	2.33	0.38	(0.49)	2.81
Distributions from:
Net investment income	(0.76)	(0.65)	(0.79)	(0.38)	—
Return of capital	(0.01)	—	(0.09)	(0.38)	(0.83)
Total distributions	(0.77)	(0.65)	(0.88)	(0.76)	(0.83)
Net asset value, end of year	$23.56	$24.07	$22.39	$22.89	$24.14
Total return (b)	1.02%	10.56%	1.76%	(1.98)%	12.94%

Ratios to average net assets
Gross expenses	0.52%	0.68%	3.53%	2.25%	2.59%
Net expenses	0.51%	0.50%	0.50%	0.50%	0.50%
Net expenses excluding interest and taxes	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.69%	3.07%	3.93%	3.29%	3.21%
Supplemental data
Net assets, end of year (in millions)	$130	$104	$4	$5	$5
Portfolio turnover rate (c)	60%	17%	21%	22%	39%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

114

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Emerging Markets High Yield Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$23.63	$20.54	$23.34	$23.83	$24.86
Net investment income (a)	1.20	1.29	1.42	1.33	1.33
Net realized and unrealized gain (loss) on investments	(4.11)	3.06	(2.77)	(0.46)	(1.01)
Total from investment operations	(2.91)	4.35	(1.35)	0.87	0.32
Distributions from:
Net investment income	(1.20)	(1.26)	(1.45)	(1.36)	(1.35)
Net asset value, end of year	$19.52	$23.63	$20.54	$23.34	$23.83
Total return (b)	(12.84)%	21.53%	(6.27)%	3.93%	1.28%

Ratios to average net assets
Gross expenses (c)	0.40%	0.45%	0.47%	0.46%	0.45%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	5.39%	5.58%	6.19%	5.81%	5.43%
Supplemental data
Net assets, end of year (in millions)	$1,152	$784	$308	$261	$372
Portfolio turnover rate (d)	34%	31%	28%	27%	40%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

115

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Fallen Angel High Yield Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$32.20	$26.84	$29.00	$29.19	$29.65
Net investment income (a)	1.19	1.49	1.54	1.64	1.54
Net realized and unrealized gain (loss) on investments	(3.22)	5.35	(2.16)	(0.24)	(0.40)
Total from investment operations	(2.03)	6.84	(0.62)	1.40	1.14
Distributions from:
Net investment income	(1.23)	(1.48)	(1.54)	(1.59)	(1.51)
Net realized capital gains	—	—	—	—	(0.09)
Total distributions	(1.23)	(1.48)	(1.54)	(1.59)	(1.60)
Net asset value, end of year	$28.94	$32.20	$26.84	$29.00	$29.19
Total return (b)	(6.63)%	25.95%	(2.38)%	5.04%	3.86%

Ratios to average net assets
Gross expenses (c)	0.35%	0.43%	0.43%	0.45%	0.44%
Net expenses (c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.70%	4.83%	5.35%	5.76%	5.16%
Supplemental data
Net assets, end of year (in millions)	$3,826	$4,915	$1,683	$976	$1,223
Portfolio turnover rate (d)	44%	27%	68%	29%	20%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

116

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Green Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$27.16	$26.85	$25.87	$26.54	$25.44
Net investment income (a)	0.55	0.55	0.58	0.34	0.29
Net realized and unrealized gain (loss) on investments	(3.03)	0.28 (b)	1.00	(0.68)	1.16
Total from investment operations	(2.48)	0.83	1.58	(0.34)	1.45
Distributions from:
Net investment income	(0.55)	(0.52)	(0.50)	(0.29)	(0.35)
Net realized capital gains	—	—	—	—	— (c)
Return of capital	—	—	(0.10)	(0.04)	—
Total distributions	(0.55)	(0.52)	(0.60)	(0.33)	(0.35)
Net asset value, end of year	$24.13	$27.16	$26.85	$25.87	$26.54
Total return (d)	(9.30)%	3.07%	6.17%	(1.25)%	5.72%

Ratios to average net assets
Gross expenses (e)	0.20%	0.65%	0.83%	1.02%	1.56%
Net expenses (e)	0.20%	0.20%	0.23%	0.33%	0.40%
Net investment income	2.07%	2.01%	2.17%	1.32%	1.10%
Supplemental data
Net assets, end of year (in millions)	$95	$84	$32	$26	$17
Portfolio turnover rate (f)	19%	25%	83%	28%	26%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Periods after April 30, 2021 reflect a unitary management fee structure.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

117

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	International High Yield Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$25.71	$22.21	$24.54	$25.20	$24.90
Net investment income (a)	1.02	1.13	1.26	1.13	1.07
Net realized and unrealized gain (loss) on investments	(4.78)	3.54	(2.33)	(0.65)	0.39
Total from investment operations	(3.76)	4.67	(1.07)	0.48	1.46
Distributions from:
Net investment income	(1.05)	(1.10)	(1.17)	(1.08)	(1.02)
Return of capital	—	(0.07)	(0.09)	(0.06)	(0.14)
Total distributions	(1.05)	(1.17)	(1.26)	(1.14)	(1.16)
Net asset value, end of year	$20.90	$25.71	$22.21	$24.54	$25.20
Total return (b)	(15.07)%	21.30%	(4.67)%	2.08%	5.91%

Ratios to average net assets
Gross expenses (c)	0.40%	0.56%	0.62%	0.54%	0.52%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	4.21%	4.54%	5.17%	4.66%	4.19%
Supplemental data
Net assets, end of year (in millions)	$79	$100	$89	$113	$171
Portfolio turnover rate (d)	25%	33%	37%	32%	41%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

118

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Investment Grade Floating Rate ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$25.33	$24.61	$25.25	$25.32	$25.14
Net investment income (a)	0.14	0.23	0.68	0.77	0.52
Net realized and unrealized gain (loss) on investments	(0.25)	0.76	(0.61)	(0.10)	0.13
Total from investment operations	(0.11)	0.99	0.07	0.67	0.65
Distributions from:
Net investment income	(0.15)	(0.27)	(0.71)	(0.74)	(0.47)
Net asset value, end of year	$25.07	$25.33	$24.61	$25.25	$25.32
Total return (b)	(0.45)%	4.07%	0.26%	2.71%	2.59%

Ratios to average net assets
Gross expenses (c)	0.14%	0.39%	0.40%	0.40%	0.41%
Net expenses (c)	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income	0.56%	0.93%	2.70%	3.05%	2.06%
Supplemental data
Net assets, end of year (in millions)	$1,135	$560	$461	$542	$377
Portfolio turnover rate (d)	78%	72%	40%	30%	28%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

119

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	J.P. Morgan EM Local Currency Bond ETF(a)
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$31.14	$29.36	$33.11	$37.56	$37.24
Net investment income (b)	1.47	1.55	2.00	2.14	2.18
Net realized and unrealized gain (loss) on investments	(5.84)	1.78	(3.75)	(4.45)	0.40
Total from investment operations	(4.37)	3.33	(1.75)	(2.31)	2.58
Distributions from:
Net investment income	(0.77)	(0.01)	(0.48)	(1.36)	(1.98)
Return of capital	(0.67)	(1.54)	(1.52)	(0.78)	(0.28)
Total distributions	(1.44)	(1.55)	(2.00)	(2.14)	(2.26)
Net asset value, end of year	$25.33	$31.14	$29.36	$33.11	$37.56
Total return (c)	(14.56)%	11.40%	(5.79)%	(6.05)%	7.05%

Ratios to average net assets
Gross expenses .	0.32%	0.31%	0.36%	0.41%	0.46%
Net expenses	0.30%	0.30%	0.30%	0.31%	0.44%
Net investment income	5.00%	4.92%	6.05%	6.35%	5.69%
Supplemental data
Net assets, end of year (in millions)	$3,073	$3,380	$3,339	$5,332	$5,645
Portfolio turnover rate (d)	33%	40%	39%	36%	28%

(a)	On October 26, 2018, the Fund effected a 1 for 2 reverse share split (See Note 11). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

120

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Moody’s Analytics BBB Corporate Bond ETF

	Year Ended April 30, 2022	Period Ended April 30, 2021(a)
Net asset value, beginning of period	$24.73	$25.00
Net investment income (b)	0.55	0.22
Net realized and unrealized loss on investments	(3.19)	(0.30)
Total from investment operations	(2.64)	(0.08)
Distributions from:
Net investment income	(0.57)	(0.19)
Net asset value, end of period	$21.52	$24.73
Total return (c)	(10.96)%	(0.32	)%(d)

Ratios to average net assets
Expenses	0.25%	0.25	%(e)
Net investment income	2.26%	2.14	%(e)
Supplemental data
Net assets, end of period (in millions)	$9	$10
Portfolio turnover rate (f)	48%	35	%(d)

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

121

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Moody’s Analytics IG Corporate Bond ETF
	Year Ended April 30, 2022	Period Ended April 30, 2021(a)
Net asset value, beginning of period	$24.58	$25.00
Net investment income (b)	0.52	0.21
Net realized and unrealized loss on investments	(2.96)	(0.45)
Total from investment operations	(2.44)	(0.24)
Distributions from:
Net investment income	(0.53)	(0.18)
Net asset value, end of period	$21.61	$24.58
Total return (c)	(10.15)%	(0.97	)%(d)

Ratios to average net assets
Expenses	0.20%	0.20	%(e)
Net investment income	2.13%	2.10	%(e)
Supplemental data
Net assets, end of period (in millions)	$13	$15
Portfolio turnover rate (f)	53%	28	%(d)

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

122

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Mortgage REIT Income ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$19.45	$11.42	$23.63	$22.71	$24.49
Net investment income (a)	0.76	0.86	1.45	1.68	1.70
Net realized and unrealized gain (loss) on investments	(3.44)	8.49	(11.90)	0.94	(1.59)
Total from investment operations	(2.68)	9.35	(10.45)	2.62	0.11
Distributions from:
Net investment income	(0.79)	(0.83)	(1.45)	(1.67)	(1.81)
Return of capital	(0.75)	(0.49)	(0.31)	(0.03)	(0.08)
Total distributions	(1.54)	(1.32)	(1.76)	(1.70)	(1.89)
Net asset value, end of year	$15.23	$19.45	$11.42	$23.63	$22.71
Total return (b)	(14.74)%	85.71%	(46.63)%	12.00%	0.32%

Ratios to average net assets
Gross expenses (c)	0.41%	0.49%	0.50%	0.49%	0.49%
Net expenses (c)	0.41%	0.41%	0.41%	0.42%	0.41%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	4.15%	5.55%	6.70%	7.19%	7.13%
Supplemental data
Net assets, end of year (in millions)	$211	$310	$119	$175	$132
Portfolio turnover rate (d)	12%	31%	16%	35%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

123

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Preferred Securities ex Financials ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$20.97	$18.23	$19.37	$19.09	$20.12
Net investment income (a)	1.01	0.98	1.06	1.13	1.10
Net realized and unrealized gain (loss) on investments	(1.68)	2.72	(1.12)	0.32	(0.98)
Total from investment operations	(0.67)	3.70	(0.06)	1.45	0.12
Distributions from:
Net investment income	(1.13)	(0.96)	(1.08)	(1.17)	(1.14)
Return of capital	(0.02)	—	—	—	(0.01)
Total distributions	(1.15)	(0.96)	(1.08)	(1.17)	(1.15)
Net asset value, end of year	$19.15	$20.97	$18.23	$19.37	$19.09
Total return (b)	(3.61)%	20.78%	(0.54)%	7.90%	0.57%

Ratios to average net assets
Gross expenses (c)	0.40%	0.43%	0.44%	0.46%	0.45%
Net expenses (c)	0.40%	0.40%	0.41%	0.41%	0.41%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	4.79%	4.97%	5.41%	5.92%	5.57%
Supplemental data
Net assets, end of year (in millions)	$1,002	$948	$689	$584	$498
Portfolio turnover rate (d)	37%	36%	45%	31%	47%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

124

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2022

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), formerly known as VanEck Vectors ETF Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
BDC Income ETF (“BDC Income”)	Diversified
China Bond ETF (“China Bond”)*	Non-Diversified
Emerging Markets High Yield Bond ETF (“Emerging Markets High Yield”)	Diversified
Fallen Angel High Yield Bond ETF (“Fallen Angel”)	Diversified
Green Bond ETF (“Green Bond”)	Non-Diversified
International High Yield Bond ETF (“International High Yield”)	Diversified
Investment Grade Floating Rate ETF (“Floating Rate”)	Non-Diversified
J.P. Morgan EM Local Currency Bond ETF (“J.P. Morgan EM”)	Non-Diversified
Moody’s Analytics BBB Corporate Bond ETF (“Moody’s Analytics BBB”)	Non-Diversified
Moody’s Analytics IG Corporate Bond ETF (“Moody’s Analytics IG”)	Non-Diversified
Mortgage REIT Income ETF (“Mortgage REIT”)	Non-Diversified
Preferred Securities ex Financials ETF (“Preferred Securities”)	Non-Diversified

*	Formerly known as ChinaAMC China Bond ETF.

Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The Funds (except BDC Income, Mortgage REIT and Preferred Securities) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to China Bond. China Bond seeks to achieve its investment objective by primarily investing in bonds issued in the People’s Republic of China (“PRC”) via the Sub-Adviser. BDC Income, Mortgage REIT and Preferred Securities each seek to achieve their investment objective through a portfolio of securities in substantially the same weighting as their index.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value
125

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

and are categorized as Level 1 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except BDC Income and Mortgage REIT, which are declared and paid quarterly). Distributions of net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.
126

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at April 30, 2022 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

China Bond is required to hold foreign investor minimum settlement reserve funds by the China Securities Depository and Clearing Corporation Limited. Refer to cash denominated in foreign currency, at value on the Statement of Assets and Liabilities for the amount held at April 30, 2022.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual

127

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

rate of each Fund’s average daily net assets. The Adviser has agreed, until at least September 1, 2022, to waive management fees and assume expenses to prevent total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

The expense limitations and management fee rates for the year ended April 30, 2022 are as follows:

Fund	Management Fees	Expense Limitations
China Bond	0.40%	0.50%
J.P. Morgan EM	0.27	0.30

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Funds listed in the table below utilize a unitary management fee structure where the Adviser will pay all Fund expenses, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

Fund	Unitary Management Fee Rate
BDC Income	0.40%
Emerging Markets High Yield	0.40
Fallen Angel	0.35
Floating Rate	0.14
Green Bond	0.20
International High Yield	0.40
Moody’s Analytics BBB	0.25
Moody’s Analytics IG	0.20
Mortgage REIT	0.40
Preferred Securities	0.40

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

During the year ended April 30, 2021, the Adviser voluntarily reimbursed the China Bond ETF $79,000 for capital share transaction losses. This amount is reflected in Proceeds from sale of shares in the Statements of Changes in Net Assets.

At April 30, 2022, the Adviser owned approximately 59%, 82%, and 1% of Moody’s Analytics IG, Moody’s Analytics BBB, and Floating Rate, respectively.

Note 4—Capital Share Transactions—As of April 30, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

128

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended April 30, 2022, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
BDC Income	$151,279,520	$148,954,629	$334,783,832	$112,116,796
China Bond	106,539,912	71,044,040	—	—
Emerging Markets High Yield	755,129,614	396,449,147	298,825,527	62,440,651
Fallen Angel	2,175,492,338	2,123,971,103	1,932,241,016	2,564,255,095
Floating Rate	680,180,517	600,451,610	509,093,957	6,323,007
Green Bond	25,263,211	18,065,701	17,376,236	—
International High Yield	37,623,875	25,197,491	2,649,276	16,470,046
J.P. Morgan EM	1,313,220,429	1,127,369,820	383,958,749	175,229,330
Moody’s Analytics BBB	4,740,003	4,648,503	—	—
Moody’s Analytics IG	7,795,970	7,628,336	—	—
Mortgage REIT	36,590,343	35,598,128	65,852,700	98,407,620
Preferred Securities	371,156,847	376,686,174	169,944,555	47,333,792

During the year ended April 30, 2022, the Emerging Markets High Yield Bond ETF engaged in sales of investments to Fallen Angel High Yield Bond ETF, managed by the Adviser.

These transactions complied with Rule 17a-7 under the Act and aggregated to $1,897,894. The Emerging Markets High Yield Bond ETF recognized realized loss of $4,592 related to these transactions.

Note 6—Income Taxes—As of April 30, 2022, for Federal income tax purposes, the identified tax cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BDC Income	$689,732,433	$32,447,046	$(18,039,963)	$14,407,083
China Bond	123,789,898	740,709	(3,658,480)	(2,917,771)
Emerging Markets High Yield	1,314,704,776	4,489,390	(148,380,564)	(143,891,174)
Fallen Angel	4,339,800,906	9,354,763	(412,162,642)	(402,807,879)
Floating Rate	1,144,313,940	820,704	(8,051,800)	(7,231,096)
Green Bond	107,308,038	49,271	(10,186,170)	(10,136,899)
International High Yield	93,393,397	430,578	(12,376,065)	(11,945,487)
J.P. Morgan EM	3,630,846,639	33,286,314	(654,077,751)	(620,791,437)
Moody’s Analytics BBB	10,186,553	621	(1,196,522)	(1,195,901)
Moody’s Analytics IG	15,804,203	54	(1,848,179)	(1,848,125)
Mortgage REIT	252,433,165	11,950,824	(49,666,415)	(37,715,591)
Preferred Securities	1,117,613,321	51,294,984	(93,188,961)	(41,893,977)

At April 30, 2022, the components of total distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
BDC Income	$452,308	$(65,222,774)	$–	$(9,396)	$14,407,084	$(50,372,778)
China Bond	–	(61,125)	(256,856)	(950)	(3,029,675)	(3,348,606)
Emerging Markets High Yield	6,639,524	(151,513,282)	–	(40,195)	(143,891,184)	(288,805,137)
Fallen Angel	15,147,182	(170,493,568)	–	(67,964)	(402,807,879)	(558,222,229)
129

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Floating Rate	837,749	(1,912,288)	–	(21,617)	(7,231,096)	(8,327,252)
Green Bond	187,443	(1,870,750)	–	(1,073)	(10,136,899)	(11,821,279)
International High Yield	61,891	(14,120,607)	–	(33,385)	(11,984,795)	(26,076,896)
J.P. Morgan EM	–	(308,963,992)	(59,499,406)	(236,369)	(623,941,554)	(992,641,321)
Moody’s Analytics BBB	16,982	(212,206)	–	–	(1,195,901)	(1,391,125)
Moody’s Analytics IG	30,568	(214,514)	–	–	(1,848,125)	(2,032,071)
Mortgage REIT	–	(81,253,133)	–	(16,359)	(37,715,591)	(118,985,083)
Preferred Securities	–	(41,184,027)	–	(2,284,586)	(41,893,977)	(85,362,590)

**	Post-October losses represent certain ordinary, specified and / or capital losses incurred after October 31, 2021. These losses are deemed to arise on the first day of the funds’ next taxable year.

The tax character of distributions paid to shareholders was as follows:

	April 30, 2022		April 30, 2021
Fund	Ordinary Income**	Return of Capital	Ordinary Income**	Return of Capital
BDC Income	$42,704,368	$–	$28,249,128	$102,755
China Bond	4,150,280	44,520	1,233,560	–
Emerging Markets High Yield	63,324,700	–	25,900,330	–
Fallen Angel	188,041,825	–	155,216,155	–
Floating Rate	4,310,490	–	5,073,095	–
Green Bond	2,002,035	–	902,645	–
International High Yield	4,424,650	–	4,423,249	264,741
J.P. Morgan EM	88,822,978	81,656,280	524,709	161,805,238
Moody’s Analytics BBB	226,760	–	75,600	–
Moody’s Analytics IG	317,460	–	105,540	–
Mortgage REIT	12,587,387	12,142,443	11,675,560	6,729,745
Preferred Securities	55,455,503	932,857	38,058,255	–

**	Includes short-term capital gains (if any).

At April 30, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
BDC Income	$(18,155,626)	$(47,067,148)	$(65,222,774)
China Bond	(61,125)	–	(61,125)
Emerging Markets High Yield	(72,038,699)	(79,474,583)	(151,513,282)
Fallen Angel	(90,029,009)	(80,464,559)	(170,493,568)
Floating Rate	(1,567,781)	(344,507)	(1,912,288)
Green Bond	(1,405,720)	(465,030)	(1,870,750)
International High Yield	(1,834,947)	(12,285,660)	(14,120,607)
J.P. Morgan EM	(96,709,968)	(212,254,024)	(308,963,992)
Moody’s Analytics BBB	(119,563)	(92,643)	(212,206)
Moody’s Analytics IG	(93,293)	(121,221)	(214,514)
Mortgage REIT	(20,523,318)	(60,729,815)	(81,253,133)
Preferred Securities	(12,780,240)	(28,403,787)	(41,184,027)

During the year ended April 30, 2022, China Bond and Preferred Securities utilized $125,223, and $4,181,511, respectively of their capital loss carryforwards available from prior years.

During the year ended April 30, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment of in-kind redemptions, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

130

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
BDC Income	$(28,907,959)	$28,907,959
China Bond	(23,267)	23,267
Emerging Markets High Yield	(861,528)	861,528
Fallen Angel	(257,529,122)	257,529,122
Floating Rate	(56,690)	56,690
International High Yield	618,967	(618,967)
J.P. Morgan EM	55,031,657	(55,031,657)
Moody’s Analytics BBB	115	(115)
Moody’s Analytics IG	172	(172)
Mortgage REIT	(27,719,660)	27,719,660
Preferred Securities	(2,809,519)	2,809,519

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences, which may affect the tax character of distributions and undistributed net investment income at the end of the Funds’ fiscal year and may result in a tax return of capital. For the period May 1, 2021 to April 30, 2022, the net realized gains (losses) from foreign currency translations were as follows:

China Bond	$184,213
International High Yield	229,044
J.P. Morgan EM	(161,803,275)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2022, the Funds did not incur any interest or penalties.

Prior to November 2018, there were uncertainties in the Chinese tax rules governing the taxation of interest income on corporate bonds due to the lack of formal guidance from the PRC’s tax authorities. China generally imposes withholding tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/ arrangement) on interest income derived by nonresidents in the Chinese corporate bond market, including Qualified Foreign Institutional Investors (“QFII”), Renminbi Qualified Foreign Institutional Investors (“RQFIIs”) and investors in the China Bond Connect Program.

On November 7, 2018, the PRC issued guidance (Circular 108) clarifying that nonresidents (including QFIIs, and RQFIIs) are exempted from withholding income tax and value added tax with respect to bond interest income derived in the Chinese domestic bond market from November 7, 2018 to November 6, 2021. On November 26, 2021, the PRC Ministry of Finance and PRC State Taxation Administration jointly issued Caishui [2021] No. 34 (“Circular 34”) to formally extend the tax exemption period provided in Circular 108 to December 31, 2025.

Additionally, under the PRC Corporate Income Tax regime, China also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. However, capital gains derived by a nonresident

131

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

pursuant to an RQFII license and investments through the China Bond Connect Program from the transfer of bonds issued by PRC entities are considered to be non PRC-sourced and therefore not subject to WHT.

PRC rules for taxation of RQFIIs (and QFIIs) and investment through the China Bond Connect Program are evolving and future tax guidance issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance may apply retroactively regarding the tax treatment of capital gains derived from the transfer of Chinese bonds by nonresidents, even if such rules are adverse to China Bond and J.P. Morgan EM and their shareholders. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bonds to RQFIIs, which is the Sub-Adviser in this case, and begin collecting capital gains tax, China Bond could be subject to a tax liability via the Sub-Adviser. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bond investments made through the Bond Connect Program, and begin collecting capital gains tax, China Bond and J.P. Morgan EM could be subject to a tax liability. The impact of any such tax liability on the return for China Bond and J.P. Morgan EM could be substantial.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (see Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Investments in bonds or in Funds holding bonds involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Funds (except BDC Income, China Bond, Floating Rate, Mortgage REIT and Preferred Securities) may directly or indirectly invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market. These Funds may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

BDC Income invests in business development companies which generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.

China Bond, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Floating Rate, J.P. Morgan EM, Moody’s Analytics BBB, and Moody’s Analytics IG invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Funds may have significant investments in foreign debt securities, they may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

132

Green Bond may invest in bonds whose proceeds are used principally for climate mitigation, climate adaption or other environmentally beneficial projects. Some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies.

Moody’s Analytics BBB invests in BBB-rated bonds, which are typically subject to greater risk of downgrade than other investment grade bonds. The risk of downgrade to below-investment grade will be heightened during an economic downturn or a substantial period of rising interest rates. Any downgrade of such bonds would relegate them from the investment grade universe to the high yield (or “junk” bond) universe, which could negatively affect their value.

Mortgage REIT invests directly in mortgage real estate investment trusts (“mortgage REITs”) and is exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk. Mortgage REIT may invest in mortgage REITs that may trade at a discount or premium to their net asset value.

Preferred Securities invests in preferred securities which are essentially contractual obligations that declare distributions but permit the issuer to defer or suspend distributions. For tax purposes, this may require the Fund to account for the distribution that has been deferred or suspended, even though it may not have received this income. Preferred securities are also subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. In addition, preferred securities are subject to interest rate risk. Preferred securities interest rates may move in an inverse direction to that of general interest rates.

Preferred Securities may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. The Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

The Funds (except for BDC Income, China Bond, J.P. Morgan EM, and Mortgage REIT) invest in certain financial instruments that may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate (“LIBOR”). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Funds invest cannot yet be determined.

Should the Chinese government impose restrictions on the ability of China Bond to repatriate funds associated with direct investment in bonds issued in the PRC, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital

133

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced and may continue to experience significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

A unitary management fee was adopted on May 1, 2021, for BDC Income, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Floating Rate, Mortgage REIT, and Preferred Securities. For these Funds, the liability for the Plan shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through April 30, 2021. Moody’s Analytics BBB and Moody’s Analytics IG commenced operations with a unitary management fee and therefore bear no costs or liabilities relative to the Plan.

For China Bond and J.P. Morgan EM, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations, and the liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at April 30, 2022 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of April 30, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
BDC Income	$90,835,371	$79,333,623	$16,748,992	$96,082,615
Emerging Markets High Yield	48,679,628	50,308,151	1,328,646	51,636,797
Fallen Angel	182,549,824	174,899,945	15,087,156	189,987,101
Floating Rate	10,721,775	4,818,587	6,197,768	11,016,355
Green Bond	6,298,898	2,740,591	3,744,711	6,485,302
International High Yield	3,458,018	3,565,953	48,204	3,614,157
Moody’s Analytics BBB	509,515	531,130	43,529	574,659
134

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Moody’s Analytics IG	1,152,977	1,186,523	68,632	1,255,155
Mortgage REIT	40,347,546	3,968,321	38,653,718	42,622,039
Preferred Securities	79,391,312	73,861,093	8,034,316	81,895,409

The following table presents money market fund investments held as collateral by type of security on loan as of April 30, 2022:

	Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Corporate Bonds	Equity Securities
BDC Income	$–	$79,333,623
Emerging Markets High Yield	50,308,151	–
Fallen Angel	174,899,945	–
Floating Rate	4,818,587	–
Green Bond	2,740,591	–
International High Yield	3,565,953	–
Moody’s Analytics BBB	531,130	–
Moody’s Analytics IG	1,186,523	–
Mortgage REIT	–	3,968,321
Preferred Securities	–	73,861,093

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2022, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
BDC Income	322	$2,041,095	1.46%
China Bond	153	919,088	1.43
Fallen Angel	17	1,815,469	1.47
Floating Rate	37	5,844,175	1.48
Green Bond	9	1,896,154	1.51
International High Yield	13	931,632	1.43
J.P. Morgan EM	117	5,601,100	1.47
Moody’s Analytics BBB	1	110,593	1.43
Moody’s Analytics IG	9	94,850	1.43
Mortgage REIT	194	2,252,207	1.46
Preferred Securities	70	1,604,911	1.43

Outstanding loan balances as of April 30, 2022, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Share Split—In 2018, the Board of Trustees approved a 1 for 2 reverse share split for J.P Morgan EM Local Currency Bond ETF. On October 26, 2018 shares began trading on a split-adjusted basis. The Financial Highlights prior to October 26, 2018 have been adjusted to reflect the 1 for 2 reverse share split.

Note 12—Subsequent Event Review—The Adviser has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

135

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck BDC Income ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck Investment Grade Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Moody’s Analytics BBB Corporate Bond ETF, VanEck Moody’s Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF and the Board of Trustees of VanEck ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck BDC Income ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck Investment Grade Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Moody’s Analytics BBB Corporate Bond ETF, VanEck Moody’s Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF (collectively referred to as the “Funds”), twelve of the series constituting VanEck ETF Trust (the “Trust”), including the schedules of investments, as of April 30, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the series constituting VanEck ETF Trust) at April 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

VanEck BDC Income ETF VanEck China Bond ETF VanEck Emerging Markets High Yield Bond ETF VanEck Fallen Angel High Yield Bond ETF VanEck Green Bond ETF VanEck International High Yield Bond ETF VanEck Investment Grade Floating Rate ETF VanEck J.P. Morgan EM Local Currency Bond ETF VanEck Mortgage REIT Income ETF VanEck Preferred Securities ex Financials ETF	For the year ended April 30, 2022	For each of the two years in the period ended April 30, 2022	For each of the five years in the period ended April 30, 2022
VanEck Moody’s Analytics BBB Corporate Bond ETF VanEck Moody’s Analytics IG Corporate Bond ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and for the period December 2, 2020 (commencement of operations) through April 30, 2021	For the year ended April 30, 2022 and for the period December 2, 2020 (commencement of operations) through April 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required

136

to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
June 23, 2022

137

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2022 income tax purposes will be sent to them in early 2023. Please consult your tax advisor regarding the appropriate treatment of these distributions.

Fund Name	Ticker Symbol	Payable	Total Distribution Per Share	Return of Capital (b)	Income Dividends	Foreign Taxes Paid (a)	Total Ordinary Income Dividends	Foreign Source Income as % of Total Ordinary Income (a)
China Bond	CBON	Monthly	$0.772500	$0.006663	$0.765837	$0.000775	$0.766612	91.95%
Emerging Markets High Yield	HYEM	Monthly	1.198600	—	1.198600	0.000485	1.199085	96.50
Fallen Angel	ANGL	Monthly	1.231800	—	1.231800	—	1.231800	—
Floating Rate	FLTR	Monthly	0.146300	—	0.146300	—	0.146300	—
Green Bond	GRNB	Monthly	0.549709	—	0.549709	0.000309	0.550018	57.64
International High Yield	IHY	Monthly	1.048700	—	1.048700	0.000555	1.049255	95.49
J.P. Morgan EM	EMLC	Monthly	1.435400	0.671276	0.764124	0.039919	0.804043	100.00
Moody’s Analytics BBB	MBBB	Monthly	0.566900	—	0.566900	—	0.566900	—
Moody’s Analytics IG	MIG	Monthly	0.529100	—	0.529100	—	0.529100	—

Fund	Ticker	Payable	Section 163(j) – Interest Dividends as a % of the Total Ordinary Income Distributions (c)	Qualified Interest Income (QII) as a % of the Total Ordinary Income Distribution (d)
China Bond	CBON	Monthly	92.56%	0.00%
Emerging Markets High Yield	HYEM	Monthly	99.41%	0.00%
Fallen Angel	ANGL	Monthly	99.41%	81.12%
Floating Rate	FLTR	Monthly	99.76%	63.82%
Green Bond	GRNB	Monthly	99.24%	35.80%
International High Yield	IHY	Monthly	99.72%	0.00%
J.P. Morgan EM	EMLC	Monthly	99.96%	0.00%
Moody’s Analytics BBB	MBBB	Monthly	99.45%	60.48%
Moody’s Analytics IG	MIG	Monthly	99.48%	58.43%

(a) Funds with an amount in these columns have qualified to pass-through foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(b) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(c) These amounts represent distributions paid during the taxable year ended April 30, 2022 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

(d) These amounts represent distributions paid during the taxable year ended April 30, 2022 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

138

Fund Name	Ticker Symbol	Payable	Total Distribution Per Share	Return of Capital (Non Dividend) Distribution (a)	Ordinary Income Dividends	Percent of Ordinary Income Dividends that are QDI Eligible (b)	Percent of Ordinary Income Dividends that are DRD Eligible (c)	Section 199A QBI as a Percent of Ordinary Income Dividends (d) (e)
BDC Income	BIZD	Quarterly	$1.3776	$—	$1.377600	2.01%	0.11%	0.58%
Mortgage REIT	MORT	Quarterly	1.536900	0.751594	0.785306	3.02%	—	79.78%
Preferred Securities	PFXF	Monthly	1.145700	0.018114	1.127586	24.36%	17.93%	7.85%

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) All or a portion of a shareholder’s ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return. To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

(c) QDI information does not apply to shareholders that are corporations for U.S. tax purposes. Corporate shareholders should use the information regarding the Dividends Received Deduction or DRD. This data is being provided to corporate shareholders in order for them to compute their share of dividends qualifying for the DRD for corporations. To determine your share of income eligible for the DRD, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(d) The Section 199A amount represents the percentage of each Fund’s ordinary income distributions, that represent Qualfied Business Income (QBI) for purposes of the Internal Revenue Code Section 199A deduction. Section 199A allows a deduction of up to 20% on QBI for non-corporate taxpayers. To treat a dividend as qualifying for the QBI or DRD, shareholders must have held shares on which the dividend was paid for at least 46 days during the 91-day period beginning 45 days before the ex-dividend date of the distribution.

(e) Amounts are estimated and subject to change. Shareholders should utilize the information on their 2022 Form 1099s received in 2023.

139

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	63	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	63	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	75	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairman Trustee	Since 2022 Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	63	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	75	Director, Food and Friends, Inc., 2013 to present.

140

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	75	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
141

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
142

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

April 30, 2022 (unaudited)

At a meeting held on March 4, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Digital Assets Mining ETF, VanEck Gold and Digital Assets Mining ETF and VanEck Dynamic High Income ETF (the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Funds’ proposed investment programs, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Meeting regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the Adviser would provide under each Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of each Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to the Funds. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Funds by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreements are in the best interest of the Funds and the Funds’ shareholders.

143

VANECK ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for most funds redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity

Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2021 to December 31, 2021 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

144

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	INCOMEAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is April 30.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended April 30, 2022 and April 30, 2021, were $538,890 and $523,890, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended April 30, 2022 and April 30, 2021, were $174,825 and $171,096, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(a)(3)

Ernst & Young LLP (EY) served as the independent registered public accounting firm for the Funds of the VanEck ETF Trust (comprising of BDC Income ETF, China Bond ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, Green Bond ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, J.P. Morgan EM Local Currency Bond ETF, Moody’s Analytics BBB Corporate Bond ETF, Moody’s Analytics IG Corporate Bond ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF, CEF Muni Income ETF, High Yield Muni ETF, HIP Sustainable Muni ETF, Intermediate Muni ETF, Long Muni ETF, Muni Allocation ETF, Short High Yield Muni ETF, Short Muni ETF) for the fiscal years ended April 30, 2021 and April 30, 2022. EY’s reports on the financial statements for the fiscal years ended April 30, 2021 and April 30, 2022 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. Through June 7, 2022, the date of dismissal, and during such fiscal year-ends, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which agreements, if not resolved to the satisfaction of EY, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On June 7, 2022, the Audit Committee and the Trust’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Funds’ fiscal ending April 30, 2023, thereby replacing EY effective upon completion of their April 30, 2022 audits and issuance of their reports thereon. Through June 7, 2022 and during the Funds’ fiscal years ended April 30, 2021 and April 30, 2022, neither the Trust nor the Funds’, nor anyone in their behalf, consulted with PwC on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Funds have requested that Ernst & Young furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form N-CSR

(a)(4)	The Ernst & Young Letter: SEC Filing Response - Change in auditors - VanEck ETF Trust is attached as EX-99.EY-SEC FILING RESPONSE - CHANGE IN AUDITORS

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date July 8, 2022

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date July 8, 2022